(OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



[LOGO]
The Munder Funds
Investments                                                 DECEMBER 31, 1999
for all seasons

                                                      THE MUNDER EQUITY FUNDS
                                                                     Balanced
                                                              Growth & Income
                                                         International Equity
                                                             Micro-Cap Equity
                                                          Multi-Season Growth
                                                Real Estate Equity Investment
                                                              Small-Cap Value
                                                         Small Company Growth
                                                                        Value

                                                 THE MUNDER FRAMLINGTON FUNDS
                                                 Framlington Emerging Markets
                                                       Framlington Healthcare
                                             Framlington International Growth



                                                (INSIDE FRONT COVER)

                                                "Another striking feature
                                                of the market during the
                                                last half of 1999, was its
                                                increasingly active trading."


The Munder Funds
        Letter to shareholders


Dear fellow shareholders:

     I hope that you are pleased with the performance and operations of the Munder Funds. On the following pages you will find the most recent financial information for your investment.

     During the past six months, within the stock market, the focus shifted from a "bigger is better" mentality to "nearly anything in the technology sector" mentality. The allure of technology stocks was in part due to their overall increasingly attractive fundamentals. Increased earnings and better than expected profits turned attention to technology stocks. The prices of these stocks were also boosted by a momentum psychology. As more and more investors committed money into the day's current winners, the prices of technology stocks reached unprecedented valuations. It is interesting to note that some of the best performing stocks in this sector were the stocks of companies with no earnings.

     Another striking feature of the market during the last half of 1999, was its increasingly active trading. Stocks are now held for an average of eight months, down from the two-year holding period that was more typical a decade ago. The 50 NASDAQ stocks with the heaviest trading were held for an average of only three weeks. At the Munder Funds, we consider ourselves "owners" as opposed to "renters" when we purchase a stock. In our view, this hyperactive trading is more akin to speculation than to investing. In all of the Munder Funds, from our core stock and bond funds to our specialty funds, we take a long-term approach to investing assets. We focus on fundamentals. Our core portfolios remain diversified and fully invested.

     We recognize, however, that some investment plans call for increased exposure to a particular segment of the market. For that reason, the Munder Family of Mutual Funds has particular expertise in specialty or niche funds. In some market environments, these specialty funds - including international growth, emerging markets, healthcare and technology - will generate the strongest performance. In other market environments, the diversification of our core funds will post the best relative returns. Our goal is to offer you a well-balanced menu of investment alternatives from which you can construct a portfolio appropriate for your investment goals and risk levels. As part of our continuing commitment to a diversified selection of mutual funds, the Munder Future Technology Fund was added to the Munder roster of funds in August, 1999.

     If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

     Very truly yours,

     /s/ James C. Robinson
     James C. Robinson, CEO
     Munder Capital Management



Table of
Contents

EQUITY FUNDS OVERVIEW
            iii    Munder Balanced Fund
            iv     Munder Growth & Income Fund
            iv     Munder International Equity Fund
            v      Munder Micro-Cap Equity Fund
            v      Munder Multi-Season Growth Fund
            vi     Munder Real Estate Equity Investment Fund
            vii    Munder Small-Cap Value Fund
            viii   Munder Small Company Growth Fund
            viii   Munder Value Fund
            ix     Munder Framlington Emerging Markets Fund
            x      Munder Framlington Healthcare Fund
            x      Munder Framlington International Growth Fund
PORTFOLIO OF INVESTMENTS --
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder International Equity Fund
            21     Munder Micro-Cap Equity Fund
            23     Munder Multi-Season Growth Fund
            25     Munder Real Estate Equity Investment Fund
            26     Munder Small-Cap Value Fund
            28     Munder Small Company Growth Fund
            30     Munder Value Fund
            32     Munder Framlington Emerging Markets Fund
            37     Munder Framlington Healthcare Fund
            40     Munder Framlington International Growth Fund
            44     Financial Statements
            62     Financial Highlights
            109    Notes to Financial Statements


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Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
  Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Stock Market

      Portfolio diversification did not help the performance of domestic stock portfolios in 1999. Technology dominated all size segments of the market. In fact, the commanding performance of technology stocks resulted in a two-tiered U.S. stock market in 1999. Close to half of the stocks in the S&P 500 universe posted a negative return for the year. In contrast, the technology sector of that universe generated a return of almost 79%. Technology stocks, which make up 70% of the NASDAQ Composite, powered that index to an 86% return, a record for a U.S. stock market index.

      In large part, the strong performance of technology stocks was due to strong fundamentals and continued strength in both the actual and projected earnings of stocks in that sector. The prices of technology stocks were also boosted by a momentum psychology. Investors poured money into the current winners, helping to drive the technology group to unprecedented valuations.

      In the technology-dominated environment of 1999, diversification would tend to hold back performance of any broad based stock portfolio, and this was no different for any of the diversified stock portfolios in the Munder Family of Mutual Funds. Interestingly, the search for reasonable valuations -- the relationship between the price of a stock and the estimated growth of its future earnings, also dragged down returns. Although among the equity sectors, technology was our largest commitment (approximately 24% at year-end), concerns about the extreme valuations prevented us from investing in those technology stocks with the highest ratios of current price-to-projected earnings. Lack of earnings also caused us to avoid many of the Internet stocks. These were exactly the key stocks driving technology returns in 1999.

      We anticipate continued market strength in 2000. Among the positive factors for the market are the likelihood of continued economic growth and low to moderate inflation. Productivity should continue to improve, which will boost corporate earnings even in an environment where firms have little or no pricing power. With one-third of S&P 500 earnings coming from abroad, the global recovery will also be a positive for U.S. companies. While we look forward to some broadening of the market, we anticipate the technology sector will continue to do well given its strong fundamentals. However, investors may become somewhat more discerning about their technology purchases with an increased focus on valuation. Differentiation in the growth of technology companies' earnings may also lead to more selectivity within the sector, especially in the Internet space where investors and analysts are now beginning to focus on "the path to profitability" rather than just the novelty of a new idea.

      We are maintaining our portfolio diversification by continuing a market weighting in the technology sector as we move into the new year. Given that the market won't go up indefinitely, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. That having been said, we expect to see greater volatility in the market. In this upcoming environment it will be even more important for investors to focus on their long-term goals, and to look past short-term market swings.

      Although we remain positive about the market's prospects, there are risks on the horizon -- the primary one being the potential for the Federal Reserve to further tighten monetary policy by raising interest rates. The Fed is clearly concerned about stock valuations and the possibility of an "asset bubble". It appears determined to raise rates until the speculative excesses are wrung out of the market. The resulting reduction in liquidity would have a negative impact on both the stock and bond markets.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Class Y Shares, net of Fund expenses.

MUNDER BALANCED FUND

Fund Manager: The Munder Balanced Fund Committee

      The Fund earned a return of 11.29% for six months ending December 31, 1999, relative to the 4.73% return for a 60%/40% blend of the S&P 500 Index and the Lehman Government/ Corporate Bond Index and the 3.00% average return for the Lipper universe of balanced mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. As of December 31, 1999, the asset allocation of the Fund was approximately 25% fixed income and 75% equities.

      The Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund range from growth to value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage-related sectors of the market.

      Continuing the pattern of the past several months, the Fund's small company holdings drove performance for the quarter as well as for the year. Among the small company holdings, technology stocks and energy stocks were major positive contributors to performance. Within the technology sector, stocks related to the semiconductor group were among the leaders.

      During 1999, momentum psychology has ruled in the stock market, leading to the significant outperformance of growth stocks. As a result, the returns of the value stocks held in the Fund reflected the lackluster returns that value stocks earned in the overall market. In an environment of rising interest rates, the fixed income component of the Fund showed the weakest performance for both the quarter and for the year.

MUNDER GROWTH & INCOME FUND

Fund Managers: Otto G. Hinzmann, Jr. and Geoffrey A. Wilson, CFA

      The Fund exhibited a return of -4.63% for the six months ending December 31, 1999, relative to the 7.70% for the S&P 500 Index and for the -5.09% average return for the Lipper universe of equity income mutual funds. The Fund has earned above-average returns for the one-month, three- month, six-month, three-year and five-year time periods ending December 31, 1999.

      The strongest groups within the Fund during the quarter were basic materials and consumer cyclicals, both of which rose by 17%. During a period of general weakness in utility stocks, the Fund benefited from the announcement that one of its holdings in that sector was being acquired. Reflecting the weakness in food and restaurant stocks, the Fund's consumer staples stocks declined by 1% for the quarter. REIT holdings also declined during the quarter, falling by 2.5%. Returns in the energy, healthcare and communication services sectors were relatively unchanged during that same time period.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 28.36% for the six months ending December 31, 1999, relative to the 23.98% return for the FT/S&P Actuaries World ex-U.S. Index and the 30.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above- average returns for the one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund has outperformed the FT/S&P Actuaries World ex-U.S. Index for the one- month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund finished in the top one-third of all international equity managers for 1999 and the top 29th percentile for the five-year time period ending December 31, 1999.

      The returns of the Fund reflected the rebound in the global economy. The broad diversification of the Fund, with over 620 stocks representing over 40 countries continues to be an important key to the strong relative performance of the Fund.

      International markets experienced strong returns in 1999. In fact, most of the broad international indices generated higher returns than the S&P 500 Index. Additionally, for the fourth quarter and the year as a whole, the emerging markets exhibited the strongest returns. The Russian market benefited from economic recovery following devaluation in late 1999 and increased prospects for political stability. Turkey's stock market has also been strong, reflecting the drastic economic changes that have taken place in that country. The Turkish government has finally decided to tackle inflation that was running at over 60%. Based on this change in economic policy, the Turkish market showed a return of 85% for the quarter and over 194% for the year.

      The strength of technology and telecommunications stocks in the U.S. was mirrored around the globe. In continental Europe, the telecommunications and electronics sectors were among the strongest sectors for 1999. Finland's stock market has been pushed higher by the strong performance of Nokia, the largest stock in the Finish stock index.

      The Japanese market had strong returns in 1999 with the 52% rise in the Nikkei average (in U.S. dollars) significantly outpacing the S&P 500. Part of the reason for the strength in the Japanese market has been heavy inflows into the Japanese market in the expectation that the Japanese economy is finally recovering. The increasing commitment of Japanese firms to meaningful restructuring has also been a positive for the Japanese market.

MUNDER MICRO-CAP EQUITY FUND

Fund Manager: The Munder Micro-Cap Equity Fund Committee

      The Fund earned a return of 47.89% for the six months ending December 31, 1999, relative to the 23.18% return for the Wilshire Micro-Cap Index and the 16.46% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending December 31, 1999.

      Investors were momentum-driven especially during the fourth quarter of 1999, seeking high growth stocks. This benefited some of the smallest capitalization stocks, with the Wilshire Micro- Cap Index (+27.42%) earning a higher return than such small company benchmarks as the Russell 2000 Index (+18.45%) or the S&P SmallCap 600 Index (+12.46%). In all size segments of the market, including the micro-cap segment, technology dominated performance. Among micro-cap technology stocks, software, telecommunications, electronic components and semiconductor stocks led returns.

      Approximately two-thirds of the strong absolute and relative performance of the Fund during the period was due to stock selection with the remaining one-third due to sector selection. During the period, Technology and producer durables were the strongest sectors of the Wilshire Micro-Cap Index, the Fund's benchmark, driving most of the Index's return. Good stock selection within each of these sectors boosted the relative performance of the Fund. Strong stock selection in most other sectors of the Fund, including consumer discretionary, also benefited the Fund's performance.

      At the end of the year the Fund's largest sector was technology with a 32% weighting, a weighting that was relatively steady throughout the year. The second largest sector within the Fund was consumer discretionary, with a weighting of 28%.

MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and John P. Richardson, CFA

      The Fund generated a return of 2.75% for the six months ending December 31, 1999, relative to the 7.70% return for the S&P 500 Index and the 10.96% average return for the Lipper universe of multi-cap core mutual funds.

      Given the dominance of the technology sector during the year, it is not surprising that technology was the best performing sector within the Fund. During the period, technology stocks were raised to 25% of the Fund, in line with the market. However, in the technology-dominated environment of 1999, the diversification of Munder's equity portfolio inhibited performance. Most of the higher performing growth funds had a significantly greater than market weighting in technology. Performance was also held back by our focus on valuation -- the relationship between the price of a stock and the estimated growth in its future earnings. Within the technology sector, valuation concerns kept us from investing in the technology stocks with the highest valuations -- that is, the highest ratios of current price to projected earnings. In addition, our discipline of consistent earnings growth kept us away from Internet stocks that had no earnings.

      The services and healthcare sectors were performance runners-up to technology for the period. The services sector (10% 0f the Fund) benefited from holdings in advertising stocks and some of the computer services stocks. The healthcare sector (11% of the Fund) was boosted by the Fund's holdings of biotech and medical device companies.

      In contrast, the capital goods and finance sectors were among the weakest in the Fund. The capital goods sector (4% of the Fund) was hurt by holdings of auto suppliers. The finance sector (10% of the Fund) suffered because of higher interest rates. These higher rates had a particularly negative impact on the Fund's holdings of regional banks.

      We are maintaining our portfolio diversification, having only a market weighting in technology as we move into the new year. Among technology stocks, we are balancing the higher valuation and higher growth technology names with technology stocks that command somewhat lower valuations. Knowing that the market doesn't go up forever, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. At the current moment, it is difficult to see a specific catalyst for either a bear market or a recession. It is important to remember, however, that neither event tends to be accurately forecasted.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Robert E. Crosby, CFA

      The Fund generated a return of -10.19% for the six months ending December 31, 1999, relative to the -8.97% return for the NAREIT Index (equity only) and the -9.24% average return for the Lipper universe of real estate mutual funds. The Fund has earned above-average returns relative to the Lipper universe for the one-month and three-month time periods ending December 31, 1999. It has outperformed the NAREIT Index for the one month, three-month, nine-month, two-year and three-year time periods and equaled the performance of the NAREIT Index for the one-year time period.

      After negative performance during much of the second half of the year, REITs finally established some positive price momentum in December. After some initial tax loss selling in the first two weeks of December, investors' dollars returned to the sector by mid-month. As a result of these positive inflows, the REIT sector moved up by over 8% during the last two weeks of the year.

      The Fund performed well during the month and the 4th quarter of the year due to its focus on high quality and larger capitalization REITs. These were the REITs that were the first beneficiaries as investment dollars returned to the sector. The Fund also benefited from an overweighted position in the office and industrial sector of the REIT market, the sector that posted the highest performance for the quarter.

      Strong economic growth is continuing to push up the demand for real estate. Occupancy rates remain high and rents are rising for most property types and geographic locations. This is contributing to the solid fundamentals of the REIT sector. Forecasts for growth in Funds From

Operations are greater than 8% for 2000 and 2001. A dividend yield of 8% is predicted. Valuations remain attractive. In fact, REIT valuations represent a discount to the asset values of the underlying properties.

      We continue to focus on high quality "blue chip" REITs. We believe that their fundamentals and valuations are appealing. The combination of stable growth, attractive yields and low valuations has the potential to attract additional investor interest during the year.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: John P. Richardson, CFA and Brian R. Wall, CFA

      The Fund generated a return of -9.61% for the six months ending December 31, 1999, relative to the -6.41% return for the Russell 2000 Value Index and the -0.39% average return for the Lipper universe of small-cap value mutual funds. The Fund has earned above-average returns for the one-month and three-year time periods ending December 31, 1999.

      Value stocks lagged growth stocks in all sectors of the market, including the small company segment. For example, during the 4th quarter of 1999, the Russell 2000 Value Index's 1.53% return significantly trailed the 33.39% return for the Russell 2000 Growth Index. For the year, that difference is an even wider 45.25 percentage points, with the Russell 2000 Value Index earning a -1.49% return compared to the 43.1% return for the Russell 2000 Growth Index. The difference in both the number and weighting of technology stocks and the types of technology stocks held is an important part of the large discrepancy between the performance of growth vs. value stocks for both the quarter and the year.

      Given the dominance of technology in the overall market, it is not surprising that technology holdings led the performance of the Fund during the quarter. The overall market strength of technology, combined with a slight overweighting of the sector and good stock selection, made technology the strongest sector of the Fund during the quarter.

      "Low tech" holdings benefited Fund performance as well. Within the basic materials sector, holdings in chemical companies were added just as this group was experiencing a rebound in pricing. Both the increased weighting of the sector and good stock selection contributed to the performance of the Fund. The energy sector also helped to boost the performance of the Fund for the quarter. Although strength among energy stocks ebbed as oil prices peaked, the Fund benefited from good stock selection in that sector.

      In the case of the financial sector, good stock selection could not completely overcome the market weakness that financial stocks experienced. The consumer discretionary, consumer staples and producer durables sectors of the Fund also suffered from market weakness and from the disappointing performance of certain holdings within each sector.

MUNDER SMALL COMPANY GROWTH FUND

Fund Manager: The Munder Small Company Growth Fund Committee

      The Fund generated a return of 8.03% for the six months ending December 31, 1999, compared to the 26.84% return for the Russell 2000 Growth Index and the 16.46% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned an above-average return for the one-month, three-month and ten-year time periods ending December 31, 1999.

      Technology stocks dominated all size segments of the stock market during the period. In fact, in the 4th quarter alone, technology contributed approximately 22 percentage points to the 33.39% return of the Russell 2000 Growth Index, a benchmark for small company growth stocks. Producer durables was a distant second, contributing approximately 3% to the Index's return for the quarter. Sectors within the Russell 2000 Growth universe that had negative returns for the quarter included energy and consumer staples and REITs.

      The Fund had a strong fourth quarter even though its returns were inhibited by its investment discipline. The Fund focuses on companies with less than $1.5 billion in market capitalization that could be bought at reasonable prices relative to projected earnings. The market, in contrast, focused on momentum investing during the fourth quarter, with the prices of current leaders being bid up to higher and higher levels. Most of these leaders were in the technology sector, particularly in companies in the software, telecommunications, electronic components and semiconductor groups.

      The only sector that was significantly overweighted in the Fund during the fourth quarter was producer durables. This sector had a 16% weight in the Fund relative to a 9% weight in the Russell 2000 Growth Index, the Fund's benchmark. This relatively heavy weighting was a positive for Fund performance during the quarter. In contrast, financial stocks had only a 4% weight in the Fund relative to an 11% weight in the Russell 2000 Growth Index. The underweighting of financial stocks was a positive for the Fund as well since the financial stocks were beat up with the fears of rising interest rates. Strong stock selection within the financial sector also helped to boost the Fund's return for the quarter.

MUNDER VALUE FUND

Fund Manager: John S. Adams, CFA

      The Fund exhibited a return of -6.99% for the six months ending December 31, 1999, relative to the 8.39% return for the Russell 1000 Value Index and the -2.64% average return for the Lipper universe of multi-cap value mutual funds.

      Value stocks continued to lag behind growth stocks for both the quarter and for the year. In fact, for the year as a whole, the return for the Russell 1000 Value Index was 7.34%, a full 25.8 percentage points behind the Russell 1000 Growth Index. That was the largest annual divergence on record.

      The largest companies in the Fund were among the best performers for both the quarter and the year. Given the dominance of technology, the Fund was helped during both time periods by its overweighted position in technology and strong stock selection in that sector. During the fourth quarter, technology holdings were trimmed because of valuation concerns.

      The performance of the Fund was also helped by its relatively low weight in financial stocks, one of the weakest sectors of the market. Within that sector, the Fund's holdings of brokerage and insurance stocks helped to offset the weak performance of regional banks.

                                     vii



      The capital goods sector of the Russell 1000 Value Index was the weakest sector of the Index. The Fund's capital goods holdings, however, were strong contributors to Fund performance during that same time period. Many of these holdings rebounded during the 4th quarter from oversold positions. For the year as a whole, however, capital goods stocks detracted from the Fund's absolute and relative returns. A reduction in earnings expectations was the key reason for the weakness of these holdings.

      The consumer staples, energy and utilities sectors were relatively weak, in part due to the disappointing performance of specific holdings. Consumer staples holdings suffered from general market weakness as well as weakness in tobacco stocks resulting from unexpected litigation results. The relatively poor performance of energy stocks reflected investors' belief that oil prices had peaked.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Managers: The Munder Framlington Emerging Markets Fund Committee, headed by William Calvert

      The Fund earned a return of 27.23% for the six months ending December 31, 1999, relative to the 18.98% return for the MSCI Emerging Markets Free Index and the 27.00% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending December 31, 1999.

      Fears that investors would reduce their emerging markets positions at the end of the year proved to be unfounded, with the majority of emerging markets moving higher during the fourth quarter. The economic recovery among emerging markets in 1999 has been led by Asia, particularly South Korea. The region should have another year of strong growth led by exports and an increasing pick up in consumption. The Asian economies continue to enjoy a current account surplus, low inflation, low interest rates and appreciating currencies. Turning to other emerging markets, Eastern Europe should benefit from the global pick up in growth, particularly growth in the German economy.

      The fallout from the Brazilian devaluation proved to be less damaging than predicted. Brazil, however, still has the burden of financing its current account deficit and substantial foreign debt. On a positive note, the government has exceeded IMF targets for its primary surplus, inflation has remained at a manageable level, interest rates have fallen from 45% to 20% and the economy has had only the mildest of recessions. Latin America as a whole will benefit from a recovery in Brazil and from falling interest rates throughout the continent.

      The outlook for emerging markets remains positive. Global growth is forecasted to increase in 2000 and emerging markets' equity performance has historically had a strong correlation with global economic growth. Valuations continue to be attractive, with emerging markets trading at half the price to book value of developed markets. Earnings growth in emerging markets should be strong this year, driven by good economic growth and corporate restructuring. The relatively high weightings of both telecommunications and technology stocks in the emerging market indices should provide an additional boost to performance.

                                     ix



MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated 54.61% return for the six months ending December 31, 1999, compared to the -7.85 return for the S&P Healthcare Composite Index and the 17.33% average return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending December 31, 1999.

      The correction in U.S. biotechnology stocks in September and October proved to be a good buying opportunity as the biotech sector surged to new highs later in the quarter as a result of the excitement about the nearly completed sequencing of the human genome. In contrast, the major drug stocks underperformed on both sides of the Atlantic.

      The surge in biotechnology stocks has caused the biotech content of the fund to increase to 52%. (We are not classifying companies focused on research tools as biotech stocks since their business is closely tied to developments in drug research, specifically genomics). The strongest stocks were direct genomics companies as well as the companies that will be helping to develop antibody products against the new targets emerging from genomics. Other strong stocks in the Fund included those of small companies with market capitalizations of less than $100 million at the start of 1999. These stocks had been ignored by most fund managers.

      The malaise in the major drug stocks seems to be primarily the result of the political posturing that is taking place over the question of Medicare coverage for outpatient drugs. The eventual outcome will depend on the both the make-up of Congress as well as the next President. The drug stocks are likely to do well in a general market correction, as they entered the year heavily oversold. However, we do not see these stocks leading the market until some of the political uncertainty is resolved.

      In contrast, the political climate is improving for healthcare providers such as hospitals and nursing homes. We have added selectively to our holdings of quality service providers at what were very depressed prices. The sector is likely to prove to be defensive in the event of a significant market correction and provides a useful complement to the more momentum driven biotechnology stocks.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Managers: The Munder Framlington International Growth Fund Committee, headed by Simon Key

      The Fund generated a return of 33.35% for the six months ending December 31, 1999, relative to the 22.27% return for the Morgan Stanley EAFE Index and the 30.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three-month, six-month, nine-month, year-to-date, one-year, two-year and three-year time periods ending December 31, 1999.

      Most international stock markets had a strong year in 1999. Technology and telecommunication stocks were among the best performers in international markets as they were in the U.S. We have continued to favor technology and telecommunications stocks and this has benefited the portfolio.

      Within continental Europe, the telecommunications sector has benefited from merger and acquisition activity as well as increased expectations for new innovations. The electronics sector is continuing to boom as a result of the growth in cellular phones, equipment for digital television

                                      x



and demand for PCs and other Internet-related technology. The portfolio's relatively heavy weightings in European stocks in the telecommunications and electronics sectors are likely to continue.

      In contrast to many international stock markets, the U.K. market was relatively stagnant for much of the year. A November hike in U.K. interest rates, following a rate hike in September, caught investors by surprise. The Bank of England's Monetary Policy Committee (MPC) clearly has an eye on the continuing rebound in world growth, the tight U.K. labor market and strengthening commodity prices. Although the rate hikes have worried investors, at this point we do not view the rate increases as detrimental to the outlook for the U.K. economy.

      Japanese stocks have continued to advance. The strength in the Japanese market has been due in part to heavy foreign purchases, motivated by the expectation that the Japanese economy was finally recovering. One of the key drivers of both Japan's economic recovery and its stock market strength is the increasing tendency for Japanese companies to expand profits through niche businesses and restructuring. This is, in our view, the primary reason to look positively at the Japanese equity market over the medium term. In Japan, we are continuing to concentrate on quality growth companies with credible restructuring plans.


                                     xi



Munder Balanced Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 68.8%
     Advertising -- 1.3%
   3,700   Interpublic Group of Companies,
             Inc.                            $   213,443
   2,500   Omnicom Group, Inc.                   250,000
                                             -----------
                                                 463,443
                                             -----------
     Automobile Parts and Equipment -- 0.6%
   3,600   Dura Automotive Systems, Inc.+         62,775
   2,900   Johnson Controls, Inc.                164,937
                                             -----------
                                                 227,712
                                             -----------
     Banking and Financial Services -- 4.5%
   3,900   Associates First Capital Corporation  107,006
   3,000   Chase Manhattan Corporation           233,062
   1,600   Citigroup, Inc.                        88,900
   7,900   FleetBoston Financial Corporation     275,019
   2,100   Goldman Sachs Group, Inc.             197,794
   3,400   MBNA Corporation                       92,650
   2,500   Mellon Financial Corporation           85,156
   9,800   OceanFirst Financial Corporation      169,663
   2,500   PNC Bank Corporation                  111,250
   6,500   U.S. Bancorp                          154,781
   3,700   UST Corporation                       117,475
                                             -----------
                                               1,632,756
                                             -----------
     Broadcasting -- 1.1%
   9,700   Spanish Broadcasting Systems, Inc.,
             Class A+                            390,425
                                             -----------
     Building Materials -- 2.2%
   8,900   Dayton Superior Corporation+          144,625
   6,145   Elcor Corporation                     185,118
   7,500   Masco Corporation                     190,312
   8,000   Pulte Corporation                     180,000
   1,900   Southdown, Inc.                        98,088
                                             -----------
                                                 798,143
                                             -----------
     Business Services -- 1.4%
  21,850   Hypercom Corporation+                 218,500
  13,270   URS Corporation+                      287,793
                                             -----------
                                                 506,293
                                             -----------
     Chemicals -- Specialty -- 0.3%
   1,500   Avery Dennison Corporation            109,312
                                             -----------
     Computer Hardware, Software
       or Services -- 7.6%
   5,150   Advanced Digital Information
             Corporation+                        250,419
   1,900   BMC Software, Inc.+                   151,881
   2,500   Ceridian Corporation+                  53,906
   5,700   Cybex Computer Products
             Corporation+                        230,850
   2,800   Cysive, Inc.+                         201,775
  20,500   InterVoice, Inc.+                     476,625
   4,100   Magic Software Enterprises Ltd.+      254,200
  18,800   MAPICS, Inc.+                         237,350
   3,900   Microsoft Corporation+                455,325
   1,500   Synopsys, Inc.+                       100,125
     300   VERITAS Software Corporation+          42,938
   6,050   Zomax, Inc.+                          273,762
                                             -----------
                                               2,729,156
                                             -----------
     Computer / Peripherals -- 0.7%
   1,700   International Business Machines
             Corporation                         183,600
   1,100   Sun Microsystems, Inc.+                85,181
                                             -----------
                                                 268,781
                                             -----------
     Consumer Non-Durables -- 0.2%
   7,300   Ivex Packaging Corporation+            73,000
                                             -----------
     Distributors -- 1.6%
  19,300   JLG Industries, Inc.                  307,594
   7,650   Miami Computer Supply
             Corporation+                        284,006
                                             -----------
                                                 591,600
                                             -----------
     Diversified -- 1.3%
   3,400   Textron, Inc.                         260,737
   5,000   Tyco International Ltd.               194,375
                                             -----------
                                                 455,112
                                             -----------
     Drugs -- 1.3%
   2,200   Amgen, Inc.+                          132,137
   1,300   Cardinal Health, Inc.                  62,238
   2,800   Merck & Company, Inc.                 187,775
   2,000   Schering-Plough Corporation            84,375
                                             -----------
                                                 466,525
                                             -----------
     Electrical Equipment -- 2.4%
   2,300   General Electric Company              355,925
   5,675   Honeywell International, Inc.         327,377
   2,000   Texas Instruments, Inc.               193,750
                                             -----------
                                                 877,052
                                             -----------
     Electronics -- 4.8%
   2,700   Cisco Systems, Inc.+                  289,238
   4,000   CTS Corporation                       301,500
  16,400   FLIR Systems, Inc.+                   266,500
   7,850   ITI Technologies, Inc.+               235,500
   1,200   Lexmark International Group, Inc.+    108,600
  14,100   Trimble Navigation Ltd.+              304,912
   2,000   Vishay Intertechnology, Inc.+          63,250
   3,600   Xilinx, Inc.+                         163,688
                                             -----------
                                               1,733,188
                                             -----------
     Environmental -- 0.3%
   6,600   Republic Services, Inc.+               94,875
                                             -----------
     Financial Services -- 2.1%
   4,200   Automatic Data Processing, Inc.       226,275
   4,700   Federal Home Loan Mortgage
             Corporation                         221,194
   8,350   Fiserv, Inc.+                         319,909
                                             -----------
                                                 767,378
                                             -----------
     Food and Beverages -- 1.5%
   1,400   Anheuser-Busch Companies, Inc.         99,225
   6,500   J&J Snack Foods Corporation+          133,250
   4,100   McCormick & Company, Inc.             121,975
   4,500   SYSCO Corporation                     178,031
                                             -----------
                                                 532,481
                                             -----------
     Grocery -- 0.3%
   3,000   Safeway, Inc.+                        106,688
                                             -----------
     Health Care -- 1.6%
      56   Coram Healthcare Corporation+              63
  15,850   Province Healthcare Company+          301,150
   6,100   Tenet Healthcare Corporation+         143,350
   4,200   Trigon Healthcare, Inc.+              123,900
                                             -----------
                                                 568,463
                                             -----------
     Home Furnishings -- 0.3%
   4,500   Leggett & Platt, Inc.                  96,469
                                             -----------
     Household Products -- 0.3%
   1,100   Procter & Gamble Company              120,519
                                             -----------
     Insurance -- 1.8%
   7,300   Ace Ltd., ADR                         121,819
   1,358   American International Group, Inc.    146,834
   1,500   Marsh & McLennan Companies, Inc.      143,531
   1,600   MGIC Investment Corporation            96,300
   2,600   Radian Group, Inc.                    124,150
                                             -----------
                                                 632,634
                                             -----------
     Internet Software -- 1.5%
   2,350   AGENCY.COM, Inc.+                     119,850
   4,500   Deltathree.com, Inc., Class A+        115,875
   4,550   eGain Communications
             Corporation+                        171,762
   1,600   Mediaplex, Inc.+                      100,400
     750   Xpedior, Inc.+                         21,563
                                             -----------
                                                 529,450
                                             -----------
     Manufacturing -- 0.8%
   6,700   Pall Corporation                      144,468
   2,700   Parker-Hannifin Corporation           138,544
                                             -----------
                                                 283,012
                                             -----------
     Manufactured Housing -- 0.1%
   5,000   Clayton Homes, Inc.                    45,938
                                             -----------
     Medical Services and Supplies-- 5.0%
   4,200   Baxter International, Inc.            263,812
   7,300   Bindley Western Industries, Inc.      109,956
   4,000   Biomet, Inc.                          160,000
   1,800   Johnson & Johnson Company             167,625
   6,950   MedQuist, Inc.+                       179,397
   7,650   Mentor Corporation                    197,466
  13,650   Orthofix International N.V., ADR+     195,366
  10,800   PolyMedica Corporation+               249,750
   8,250   SonoSite, Inc.+                       260,906
                                             -----------
                                               1,784,278
                                             -----------
     Metals -- 0.4%
   1,800   Alcoa, Inc.                           149,400
                                             -----------
     Oil and Gas -- 1.8%
  16,150   Cross Timbers Oil Company             146,359
   6,200   Noble Drilling Corporation+           203,050
   2,900   Occidental Petroleum Corporation       62,713
   4,700   USX-Marathon Group                    116,031
   2,200   Vastar Resources, Inc.                129,800
                                             -----------
                                                 657,953
                                             -----------
     Oil Equipment and Services -- 2.1%
   5,900   Burlington Resources, Inc.            195,069
  12,200   National-Oilwell, Inc.+               191,388
  16,400   Stolt Comex Seaway SA, ADR+           181,425
  12,500   Tuboscope, Inc.+                      198,437
                                             -----------
                                                 766,319
                                             -----------
     Paper and Forest Products -- 0.2%
   1,200   Georgia-Pacific Corporation            60,900
                                             -----------
     Recreation -- 0.3%
   2,200   Carnival Corporation, Class A         105,188
                                             -----------
     Regional Malls -- 0.6%
   9,000   Simon Property Group, Inc.            206,437
                                             -----------
     Restaurants -- 0.5%
   7,800   Wendy's International, Inc.           160,875
                                             -----------
     Retail -- 2.0%
  16,050   Cutter & Buck, Inc.+                  242,756
   5,800   Family Dollar Stores, Inc.             94,613
  26,250   The Good Guys, Inc.+                  244,453
   1,800   Wal-Mart Stores, Inc.                 124,425
                                             -----------
                                                 706,247
                                             -----------
     Retail -- Building Supplies -- 1.1%
   3,450   Home Depot, Inc.                      236,541
   2,800   Lowe's Companies, Inc.                167,300
                                             -----------
                                                 403,841
                                             -----------
     Retail -- Specialty -- 0.8%
   4,600   Dollar General Corporation            104,650
  13,500   Hollywood Entertainment
             Corporation+                        195,750
                                             -----------
                                                 300,400
                                             -----------
     Retirement / Aged Care -- 0.3%
  19,400   Capital Senior Living
             Corporation+                         98,213
                                             -----------
     Semiconductors -- 2.8%
   1,900   Altera Corporation+                    94,169
     500   Applied Materials, Inc.+               63,344
  10,850   ESS Technology, Inc.+                 240,734
   5,000   Intel Corporation                     411,562
   3,000   Maxim Integrated Products, Inc.+      141,562
     800   Micron Technology, Inc.+               62,200
                                             -----------
                                               1,013,571
                                             -----------
     Telecommunications -- 7.3%
   1,900   Aether Systems, Inc.+                 136,088
   9,050   Cable Design Technologies
             Corporation+                        208,150
   4,950   CenturyTel, Inc.                      234,506
   1,000   Comverse Technology, Inc.+            144,750
  11,700   Digital Microwave Corporation+        274,219
  10,750   Gilat Communications Ltd., ADR+       258,672
   3,050   Gilat Satellite Networks Ltd., ADR+   362,187
   1,500   GTE Corporation                       105,844
  12,450   Inter-Tel, Inc.                       311,250
   2,960   Lucent Technologies, Inc.             221,445
   3,600   MCI Worldcom, Inc.+                   191,025
   3,400   SBC Communications, Inc.              165,750
                                             -----------
                                               2,613,886
                                             -----------
     Thrift -- 0.2%
   4,293   Charter One Financial, Inc.            82,104
                                             -----------
     Transportation -- 0.3%
   3,000   CNF Transportation, Inc.              103,500
                                             -----------
     Utilities -- 0.9%
   6,900   Edison International                  180,694
   6,600   Northeast Utilities                   135,712
                                             -----------
                                                 316,406
                                             -----------
     Waste Management -- 0.3%
  12,800   Azurix Corporation+                   114,400
                                             -----------
TOTAL COMMON STOCKS
  (Cost $19,558,451)                          24,744,323
                                             -----------

Principal
Amount
---------

ASSET BACKED SECURITIES -- 1.7%
 $ 222,645   Residential Accredit Loans, Inc.,
                Series 1997-QS5, Class A5,
                7.250% due 06/25/2027            222,006
   400,000   Union Acceptance Corporation,
                Series 1996-C, Class A3,
                6.630% due 10/08/2003            396,246
                                             -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $622,153)                                618,252
                                             -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) -- 3.1%
   600,000   Federal Home Mortgage
                Corporation,
                Series 1541, Class F,
                6.250% due 05/15/2019            592,630
   550,000   Federal Home Mortgage
                Corporation,
                Series 1702-A, Class PD,
                6.500% due 04/15/2022            534,600
                                             -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $1,133,718)                            1,127,230
                                             -----------
CORPORATE BONDS AND NOTES -- 8.7%
     Finance -- 2.7%
   300,000   Associates Corporation of
                North America,
                5.800% due 04/20/2004            283,834
   250,000   Countrywide Capital III,
                8.050% due 06/15/2027            232,235
   300,000   Pitney Bowes Credit Corporation,
                8.625% due 02/15/2008            322,462
   150,000   Transamerica Capital III,
                7.625% due 11/15/2037            134,360
                                             -----------
                                                 972,891
                                             -----------
     Finance -- Foreign -- 0.7%
   300,000   Abbey National Plc,
                6.700% due 06/29/2049            272,801
                                             -----------
     Food and Beverages -- 0.7%
   250,000   Coca Cola Enterprises,
                6.625% due 09/30/2002            246,750
                                             -----------
     Government Agency -- 1.1%
   400,000   Tennessee Valley Authority,
                6.375% due 06/15/2005            387,294
                                             -----------
     Industrial -- 2.1%
   250,000   American Greetings Corporation,
                6.100% due 08/01/2028            223,852
   300,000   Harris Corporation,
                6.350% due 02/01/2028            275,043
   250,000   Racers-Kellogg, Series 1998, 144A,
                5.750% due 02/02/2001++          247,891
                                             -----------
                                                 746,786
                                             -----------
     Utility -- Electric -- 1.4%
   250,000   National Rural Utilities
                Cooperative Finance,
                6.125% due 05/15/2005            234,294
   300,000   Puget Sound Energy, Inc.,
                7.020% due 12/01/2027            268,723
                                             -----------
                                                 503,017
                                             -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $3,365,575)                            3,129,539
                                             -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 2.4%
     Federal Home Loan Mortgage Corporation (FHLMC) -- 0.4%
           FHLMC:
  95,287   Pool #E62394, Gold,
             7.500% due 09/01/2010                95,953
  48,418   Pool #200021,
             10.500% due 11/01/2000               50,665
                                             -----------
                                                 146,618
                                             -----------
     Federal National Mortgage Association
       (FNMA) -- 1.6%
           FNMA:
 181,030   Pool #303105,
             11.000% due 11/01/2020              198,312
 321,264   Pool #100081,
             11.500% due 08/01/2016              358,811
                                             -----------
                                                 557,123
                                             -----------
     Government National Mortgage Association (GNMA) -- 0.4%
   155,939   Pool #780584,
                7.000% due 06/15/2027            151,697
                                             -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $871,854)                                855,438
                                             -----------
U.S. TREASURY OBLIGATIONS -- 7.1%
     U.S. Treasury Bonds -- 5.8%
   400,000   3.875% due 04/15/2029               373,464
 1,500,000   8.000% due 11/15/2021             1,702,220
                                             -----------
                                               2,075,684
                                             -----------
     U.S. Treasury Note -- 1.3%
   450,000   7.000% due 07/15/2006               460,804
                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,825,052)                            2,536,488
                                             -----------
REPURCHASE AGREEMENT -- 7.4%
  (Cost $2,669,000)
 $2,669,000  Agreement with State Street Bank and Trust Company, 3.300%
               dated 12/31/1999, to be repurchased at $2,669,734 on 01/03/2000, collateralized by $2,730,000 U.S. Treasury Note, 5.625% maturing 05/15/2001
               (value $2,726,588)              2,669,000
                                             -----------
OTHER INVESTMENTS**
  (Cost $5,310,662)              14.8%         5,310,662
                                -----        -----------
TOTAL INVESTMENTS
  (Cost $36,356,465*)           114.0%        40,990,932
OTHER ASSETS AND
   LIABILITIES (Net)            (14.0)        (5,021,464)
                                -----        -----------
NET ASSETS                      100.0%       $35,969,468
                                =====        ===========

----------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31,1999, the market value of the securities on loan is $5,240,014. Collateral received for securities loaned of $5,310,662 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.



Munder Growth & Income Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 91.7%
     Aerospace -- 2.0%
   64,000  United Technologies
             Corporation                    $  4,160,000
                                            ------------
     Automobiles -- 1.3%
   37,400  General Motors Corporation          2,718,513
                                            ------------
     Automobile Parts and Equipment -- 2.3%
   80,900  Johnson Controls, Inc.              4,601,187
                                            ------------
     Banking and Finance -- 5.5%
   41,000  Chase Manhattan Corporation         3,185,188
   58,500  Federal National Mortgage
             Association                       3,652,594
  111,000  Wells Fargo & Company               4,488,562
                                            ------------
                                              11,326,344
                                            ------------
     Building Materials -- 2.5%
  199,000  Masco Corporation                   5,049,625
                                            ------------
     Drugs -- 1.9%
   42,000  American Home Products
             Corporation                       1,656,375
   33,600  Merck & Co., Inc.                   2,253,300
                                            ------------
                                               3,909,675
                                            ------------
     Drugs and Health Care -- 1.5%
   87,000  Abbott Laboratories                 3,159,188
                                            ------------
     Electrical Equipment -- 2.5%
   32,600  General Electric Company            5,044,850
                                            ------------
     Electrical Machinery -- 1.6%
   81,000  Cooper Industries, Inc.             3,275,438
                                            ------------
     Food and Beverages -- 9.2%
   61,000  Anheuser-Busch Companies, Inc.      4,323,375
  134,000  General Mills, Inc.                 4,790,500
  125,000  PepsiCo, Inc.                       4,406,250
  135,000  Sysco Corporation                   5,340,937
                                            ------------
                                              18,861,062
                                            ------------
     Holding Companies -- Diversified -- 2.5%
   67,200  Textron, Inc.                       5,153,400
                                            ------------
     Household Furnishings and Appliances -- 4.3%
  232,000  Leggett & Platt, Inc.               4,973,500
   79,000  Maytag Corporation                  3,792,000
                                            ------------
                                               8,765,500
                                            ------------
     Insurance -- 9.5%
   42,000  American General Corporation        3,186,750
  118,000  Lincoln National Corporation        4,720,000
   59,300  Marsh & McLennan Companies,
             Inc.                              5,674,269
  186,000  UnumProvident Corporation           5,963,625
                                            ------------
                                              19,544,644
                                            ------------
     Machinery and Heavy Equipment -- 1.8%
   71,000  Parker-Hannifin Corporation         3,643,188
                                            ------------
     Manufacturing Specialize -- 2.6%
   73,774  Avery Dennison Corporation          5,376,280
                                            ------------
     Medical Instruments, Services, and
       Supplies -- 2.2%
   71,000  Baxter International, Inc.          4,459,687
                                            ------------
     Office Equipment and Supplies -- 1.8%
   76,000  Pitney Bowes, Inc.                  3,671,750
                                            ------------
     Oil and Petroleum -- 7.2%
  100,194  BP Amoco Plc, ADR                   5,942,756
  110,126  Exxon Mobil Corporation             8,872,026
                                            ------------
                                              14,814,782
                                            ------------
     Oil Equipment and Services -- 1.6%
   52,000  Schlumberger Ltd.                   2,925,000
   10,067  Transocean Sedco Forex, Inc.          339,139
                                            ------------
                                               3,264,139
                                            ------------
     Paper and Forest Products -- 2.3%
   85,000  International Paper Company         4,797,187
                                            ------------
     Printing and Publishing -- 5.1%
  130,800  Central Newspapers, Inc.            5,150,250
   86,000  McGraw-Hill, Inc.                   5,299,750
                                            ------------
                                              10,450,000
                                            ------------
     Real Estate -- 5.3%
   65,000  Apartment Investment &
             Management Company                2,587,812
   74,000  Boston Properties, Inc.             2,303,250
   55,000  Duke Realty Investments, Inc.       1,072,500
   40,000  General Growth Properties, Inc.     1,120,000
   32,000  Kimco Realty Corporation            1,084,000
   39,000  Mack-Cali Realty Corporation        1,016,438
   80,000  Prentiss Properties Trust           1,680,000
                                            ------------
                                              10,864,000
                                            ------------
     Retail -- Building Supplies -- 1.1%
   31,604  Home Depot, Inc.                    2,166,815
                                            ------------
     Telecommunications -- 5.1%
  126,000  BellSouth Corporation               5,898,375
   92,000  SBC Communications, Inc.            4,485,000
                                            ------------
                                              10,383,375
                                            ------------
     Utilities -- Electric -- 3.1%
   97,000  Consolidated Edison Company         3,346,500
  117,000  Edison International                3,063,937
                                            ------------
                                               6,410,437
                                            ------------
     Utilities -- Natural Gas -- 5.9%
  137,262  El Paso Natural Gas Company         5,327,482
  283,671  MCN Corporation Holding
             Company                           6,737,186
                                            ------------
                                              12,064,668
                                            ------------
TOTAL COMMON STOCKS
  (Cost $150,392,842)                        187,935,734
                                            ------------
CONVERTIBLE PREFERRED STOCKS -- 4.3%
   90,000  Mediaone Group, Inc.,
             7.000% Conv. Pfd.+                4,320,000
   93,000  Wendy's Financial I,
             5.000% Conv. Pfd.                 4,452,375
                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $8,771,600)                            8,772,375
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.9%
   (Cost $10,109,000)
 $10,109,000  Agreement with State Street Bank
                 and Trust Company, 3.300% dated
                 12/31/1999, to be repurchased at
                 $10,111,780 on 01/03/2000,
                 collateralized by $10,040,000
                 U.S. Treasury Note, 6.875%
                 maturing 05/15/2006
                 (value $10,316,100)          10,109,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $8,980,963)              4.4%         8,980,963
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $178,254,405*)         105.3%       215,798,072
OTHER ASSETS AND
   LIABILITIES (Net)             (5.3)       (10,824,753)
                                -----       ------------
NET ASSETS                      100.0%      $204,973,319
                                =====       ============

-----------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $8,683,617. Collateral received for securities loaned of $8,980,963 is invested in State Street Navigator Securities
    Lending Trust-Prime Portfolio.

  + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.



Munder International Equity Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 104.6%++
     Argentina -- 0.4%
    1,100  Alpargatas S.A.I.C., ADR+        $        660
    3,446  Banco de Galicia Bueno, ADR            68,275
    1,856  Banco Frances del Rio de la Plata
              SA, ADR                             43,964
    5,000  Banco Rio de La Plata SA               60,937
    9,000  Corporacion Mapfre, ADR                41,523
      615  IRSA Inversiones Y
              Representaciones SA, GDR            19,891
    1,720  Metrogas SA, ADR                       14,943
   12,065  Perez Companc SA, ADR                 123,564
    1,100  Quilmes Industrial SA, ADR             13,131
    5,900  Telecom Argentina SA, ADR             202,075
    7,000  Telefonica de Argentina, ADR          216,125
    2,200  Transportadora de Gas del Sur
              SA, ADR                             20,212
                                            ------------
                                                 825,300
                                            ------------
     Australia -- 2.4%
    4,750  Amcor Ltd.                             91,437
    2,100  Ashton Mining Ltd., ADR                 5,584
    9,250  Australia & New Zealand Bank,
              ADR                                331,266
    4,200  Boral Ltd., ADR                        51,319
   29,740  Broken Hill Proprietary Ltd., ADR     789,969
    2,800  Burns, Philip & Company Ltd.,
              ADR                                  4,963
   14,500  Coca-Cola Amatil Ltd., ADR             79,200
    4,300  Coles Myer Ltd., ADR                  176,300
    7,700  CSR Ltd., ADR                          74,815
    4,400  E-mail Partners Ltd., ADR              13,981
    1,100  FH Faulding & Company, ADR             28,886
    7,352  Goldfields Ltd., ADR                   33,314
    9,500  Goodman Fielder Ltd., ADR              33,928
    6,100  James Hardie Industries, ADR           31,957
    4,700  Kidston Gold Mines Ltd., ADR+           1,975
    1,400  Lihir Gold Ltd., ADR+                  20,300
   24,300  M.I.M. Holdings Ltd., ADR              50,092
    2,100  Mayne Nickless Ltd., ADR               27,090
    8,800  National Australia Bank Ltd., ADR     671,000
   23,100  News Corporation Ltd., ADR            883,575
    5,139  Normandy Mining Ltd.                   36,437
    4,500  North Ltd., ADR                        53,029
    1,300  Orbital Engineering Ltd.,
              ADR+                                 5,606
    7,700  Pacific Dunlop Olympic Ltd., ADR       42,831
    1,700  Petsec Energy Ltd., ADR+                  850
   23,700  Pioneer International Ltd., ADR        71,416
    4,470  Rio Tinto Ltd., ADR                   384,086
    4,500  Santos Ltd., ADR                       47,813
      600  Simsmetal Ltd., ADR                     8,587
      700  Sons of Gwalia, ADR                    11,719
    3,700  Southcorp Holdings Ltd., ADR           65,220
    6,900  St. George Bank Ltd., ADR             104,005
   24,600  Telstra Corporation Ltd.              670,350
   11,300  Westpac Banking Ltd., ADR             388,437
    8,500  WMC Ltd., ADR                         185,937
   19,100  Woodside Petroleum Ltd.               141,065
                                            ------------
                                               5,618,339
                                            ------------
     Austria -- 0.1%
   12,400  Bank Austria Aktiengeselschaft,
              ADR                                139,901
    1,740  EVN-Energie Versorgung
              Niederoesterreich AG, ADR           52,584
    4,000  OMV AG, ADR                            77,767
      700  Wolford AG, ADR                         5,528
                                            ------------
                                                 275,780
                                            ------------
     Belgium -- 0.0%#
      900  Xeikon NV, ADR+                        16,200
                                            ------------
     Bermuda -- 0.1%
      400  ESG Re Ltd.                             2,775
      400  Frontline Ltd., ADR+                    1,244
      500  LaSalle Re Holdings Ltd., ADR           8,250
    1,700  PartnerRe Ltd., ADR                    55,144
    3,100  XL Capital Ltd., Class A              160,812
                                            ------------
                                                 228,225
                                            ------------
     Brazil -- 0.7%
    2,225  Aracruz Celulose SA, ADR               58,406
    3,996  Cemig-Companhia Energetica
              de Minas, ADR                       89,586
   31,000  Centrais Eletricas Brasileiras SA,
              ADR                                339,000
    2,710  Centrais Geradoras do Suldo
              Brasil SA, ADR+                     13,889
    3,900  Companhia Cervejaria Brahma,
              ADR                                 39,000
    2,100  Companhia Siderurgica Nacional,
              ADR                                 77,175
    3,400  Continental AG, ADR                    67,986
    6,300  Embratel Participacoes SA, ADR        171,675
    3,900  Panamerican Beverages Inc.,
              Class A, ADR                        80,194
      620  Tele Celular Sul Participacoes SA      19,685
    2,433  Tele Centro Oeste Celular
              Participacoes SA, ADR               15,815
    1,240  Tele Centro Sul Participacoes SA,
              ADR                                112,530
      300  Tele Nordeste Celular Participacoes
              SA, ADR                             15,150
    6,300  Tele Norte Leste Participacoes SA,
              ADR                                160,650
    1,240  Tele Sudeste Celular Participacoes
              SA, ADR                             48,128
      300  Telemig Celular Participacoes SA,
              ADR                                 13,856
    2,480  Telesp Celular Participacoes SA,
              ADR                                105,090
    6,300  Telesp Participacoes SA, ADR          153,956
                                            ------------
                                               1,581,771
                                            ------------
     Canada -- 3.3%
    5,700  Abitibi-Consolidated, Inc., ADR        67,687
    1,600  Agnico Eagle Mines Ltd., ADR           11,800
      600  Alliance Atlantis Communications
              Corp., Class B+                      4,950
   15,400  ATI Technologies, Inc.+               203,769
    7,950  Bank of Montreal, ADR                 270,300
   18,300  BCE, Inc., ADR                      1,650,431
    2,400  Bell Canada International, Inc.+       54,450
    3,200  BioChem Pharmaceuticals, Inc.+         69,600
    1,200  Biomira, Inc., ADR+                     4,725
      700  Biovail Corporation
              International, ADR+                 65,625
    4,600  Campbell Resource, Inc., ADR+             791
   11,800  Canadian Imperial Bank of
              Commerce                           280,250
      700  Canadian Marconi Company,
              ADR                                  9,188
    5,700  Canadian National Railway
              Company                            149,981
    4,100  Canadian Occidental Petroleum,
              ADR                                 80,975
    9,900  Canadian Pacific Ltd., ADR            213,469
    3,800  Celestica, Inc.+                      210,900
    6,500  Clearnet Communications, Inc,
              Class A+                           223,571
    1,100  Clearnet Communications, Inc.,
              Class A, ADR+                       37,813
    2,500  Cominco, ADR                           52,813
    1,800  Corel, ADR+                            27,225
    1,800  Cott Corporation, ADR                   9,450
    1,300  Decoma International, Inc.              9,344
    5,500  Domatar, Inc., ADR                     64,625
      700  Dorel Industries, Inc.+                12,141
    8,450  EdperBrascan Corporation,
              Class A                            114,075
    4,600  Enbridge, Inc.                         92,575
    3,200  Encal Energy Ltd.+                     14,800
      400  Fahnestock Viner Holdings, Inc.,
              ADR                                  5,975
      900  Four Seasons Hotels, Inc., ADR         47,925
    2,000  Goldcorp, Inc., Class A, ADR+          11,500
   10,406  Gulf Canada Resources, ADR+            35,120
   12,600  Imperial Oil Ltd., ADR                272,475
      700  Intertape Polymer Group Inc.,
              ADR                                 19,731
    1,200  Intrawest Corporation                  20,775
    1,250  Ipsco, Inc., ADR                       24,375
      300  Jetform Corporation, ADR+               1,500
    1,600  Loewen Group, Inc., ADR                   700
    2,400  Magna International, Class A,
              ADR                                101,700
   18,000  Manulife Financial Corp.+             228,375
    5,200  Methanex Corporation, ADR+             13,650
    1,600  Microcell Telecommunications,
              Inc.+                               52,600
    3,500  Mitel Corporation, ADR+                48,125
    5,300  Newbridge Network, ADR+               119,581
    2,750  NOVA Chemicals Corporation             53,109
    2,900  Numac Energy, Inc., ADR+               10,150
    1,600  Potash Corporation of
              Saskatchewan, ADR                   77,100
    1,800  Rio Algom Ltd., ADR                    26,213
      500  Rogers Cantel Mobil
              Communications, Class B, ADR+       18,188
    9,400  Royal Bank of Canada                  414,775
    2,000  Royal Group Technologies Ltd.+         42,375
    4,300  Royal Oak Mines, ADR+                      --
    9,600  Shaw Communications, Inc.,
              Class B                            316,896
    3,300  Suncor Energy, Inc.                   137,775
    1,200  Supersol Ltd.                          20,400
    3,270  Talisman Energy, Inc.+                 84,202
    4,100  Teleglobe, Inc.                        93,019
   36,200  Teleglobe, Inc.                       825,064
    2,100  Telesystem International Wireless,
              Inc.+                               78,225
    3,900  TLC Laser Eye Centers, Inc.+           50,793
   13,352  Transcanada Pipelines Ltd., ADR       116,830
    4,300  Trizec Hahn Corporation, ADR           72,562
    3,400  West Coast Energy, Inc., ADR           54,612
                                            ------------
                                               7,503,718
                                            ------------
     Chile -- 0.3%
      500  AFP Provida, ADR                       10,750
    1,000  Banco de A. Edwards, ADR, SER A        16,625
    3,400  Banco Santander Chile, ADR             51,850
    2,800  Banco Santiago SA, ADR                 59,850
    1,900  Compania Cervecerias Unidas SA,
              ADR                                 60,919
    6,875  Compania de Telecomunicaciones
              de Chile SA, ADR                   125,469
      800  Cristalerias de Chile, ADR             11,500
    2,700  Distribucion y Servicio D&S SA         52,650
    2,000  Embotelladora Andina SA, ADR           35,625
    8,200  Empresa Nacional Electricidad
              SA, ADR                            116,337
    2,100  Empresa Telex Chile, ADR+               1,575
    4,060  Enersis S.A., ADR                      95,410
    2,500  Gener SA, ADR                          38,750
      500  Laboratorio Chile SA, ADR               9,094
    1,900  Linea Aerea Nacional Chile SA,
              ADR                                 14,369
    1,100  Madeco, ADR                            12,237
      800  Maderas Y Sintelicos Sociedad
              (Masisa), ADR                       10,300
      800  Quimica Minera Chile SA, ADR           25,250
    3,200  Quinenco SA, ADR                       35,600
      400  Vina Concha Y Toro SA, ADR             15,150
                                            ------------
                                                 799,310
                                            ------------
     China\Hong Kong -- 2.8%
   16,400  Amoy Properties Ltd., ADR              69,094
    1,700  Amway Asia Pacific Ltd., ADR           30,494
    1,440  Asia Pulp & Paper Company Ltd.+         1,350
    7,200  Asia Pulp & Paper Company Ltd.,
              ADR+                                56,700
    1,200  Asia Satellite Telecommunications
              Holdings Ltd., ADR                  42,000
   39,448  Bank East Asia Ltd., ADR              109,613
      750  Beijing Yanhua Petrochemical
              Company Ltd., ADR                    5,156
    3,200  C.P. Pokphand, ADR+                     2,408
   13,632  Cable & Wireless HKT Ltd., ADR        397,032
   19,400  Cathay Pacific Airways, ADR           172,824
    5,900  CDL Hotels International Ltd.,
              ADR                                 23,529
   16,900  China Telecom (Hong Kong)
              Ltd.+                            2,172,706
   10,080  Dairy Farm International Ltd.,
              ADR                                 45,360
      500  DSG International Ltd., ADR+            2,937
      579  Egana International Holdings Ltd.,
              ADR                                  5,698
   13,700  First Pacific Company Ltd., ADR        52,872
    3,700  Glorious Sun Enterprises Ltd.          13,922
    1,300  Gold Peak Industries Ltd., ADR          2,743
    2,600  Guangshen Railway Company
              Ltd., ADR                           14,462
    7,950  Hang Lung Development, ADR             44,999
   55,400  Hang Seng Bank Ltd., ADR              632,501
   49,400  Henderson Land Development
              Company Ltd., ADR                  317,111
  134,907  Hong Kong and China Gas Ltd.,
              ADR                                184,828
   57,900  Hong Kong Electric Holdings Ltd.,
              ADR                                180,996
   14,900  Hong Kong Land Holdings, ADR          110,260
   25,100  Hopewell Holdings Ltd., ADR            14,934
    1,100  Huaneng Power International,
              ADR                                 11,619
   14,800  Hysan Development Ltd., ADR            37,507
   22,500  Jardine Matheson & Company
              Ltd., ADR                           86,625
   17,400  Jardine Strategic Holding, ADR         69,252
    2,700  Johnson Electric Holdings, ADR        173,320
   30,400  New World Development
              Company Ltd., ADR                  136,875
      500  Peak International Ltd.+                5,125
    2,600  Shandong Huaneng, ADR                  11,212
    3,970  Shanghai Chlor-Alkali Chemical
              Company, ADR                         5,479
    1,600  Shanghai Erfangji Co., Ltd., ADR+       1,856
    4,000  Shanghai Petrochemicals Ltd.,
              ADR                                 60,250
    3,190  Shanghai Tire & Rubber Company
              Ltd., ADR                            3,637
    4,600  Shuntak Holdings Ltd., ADR              8,758
    1,800  Singer Company, ADR+                    1,013
   10,350  South China Morning Post, ADR          44,603
   68,600  Sun Hung Kai Properties Ltd.,
              ADR                                714,813
   27,000  Swire Pacific Ltd., ADR               152,311
    6,200  Television Broadcasts Ltd.             84,544
      600  VTech Holdings Ltd., ADR               19,528
      500  Yanzhou Coal Mining Company
              Ltd., ADR                            7,062
                                            ------------
                                               6,341,918
                                            ------------
     Colombia -- 0.0%#
      900  Banco Ganadero SA, ADR                 14,400
    1,500  Banco Industrial Colombiano,
              ADR                                  6,937
                                            ------------
                                                  21,337
                                            ------------
     Denmark -- 0.3%
    3,700  Novo Nordisk AS, Series B, ADR        239,112
   12,400  Tele Danmark, Series B, ADR           468,100
                                            ------------
                                                 707,212
                                            ------------
     Finland -- 3.0%
    1,500  American Group Ltd., ADR               15,224
    1,400  Instrumentarium Corporation,
              ADR                                 22,925
    4,062  Metso Oyj, ADR+                        54,837
   34,800  Nokia Oyj, ADR                      6,612,000
    3,220  Sonera Oyj, ADR+                      222,985
                                            ------------
                                               6,927,971
                                            ------------
     France -- 9.6%
   10,700  Accor SA, ADR                         258,526
    2,600  Alcatel                               597,157
   28,500  Alcatel Alsthom Cie Generale
              D'Electric, ADR                  1,282,500
    6,400  Alstom                                213,600
   23,778  Aventis SA, ADR                     1,352,373
    6,200  Axa                                   864,387
    1,000  Bouygues Offshore SA, ADR              18,375
      500  Business Objects SA, ADR+              66,812
   18,000  Canal Plus, ADR                       524,023
    2,000  Cap Gemini SA                         507,704
    2,767  Clarins SA                             61,544
      900  Coflexip SA, ADR                       34,200
      800  Companie Generale de
              Geophysique SA, ADR+                 7,700
    3,400  Dassault Systemes SA, ADR             214,200
    1,200  Dexia France                          198,851
    2,300  Etablissements Economiques du
              Casino Guichard-Perrachon SA       263,432
   28,700  France Telecom SA                   3,831,450
      200  Galeries Lafayette+                    33,202
      600  Genset, ADR+                           11,438
    1,000  Groupe Danone                         235,720
   10,450  Groupe Danone, ADR                    492,654
    9,200  Lafarge SA, ADR                       357,112
    3,600  Lagardere Group, ADR                  195,829
      700  Legrand SA                            166,626
   14,000  Louis Vuitton Moet Hennessy,
              ADR                              1,274,000
    4,800  Pechiney SA, ADR                      174,300
    6,750  Pernod Ricard, ADR                     96,554
      600  PSA Peugeot Citroen                   136,234
    5,950  PSA Peugeot Citroen, ADR              337,747
    1,600  Rhodia SA, ADR                         37,800
    1,000  Scor SA, ADR                           44,250
   14,200  Societe Generale, ADR                 660,862
    1,100  Societe Generale d'Entreprises SA      51,526
      900  Sodexho Alliance, SA                  159,292
    8,500  STMicroelectronics NV               1,287,219
    2,600  Suez Lyonnaise des Eaux, SA           416,700
    4,200  Thomson CSF, ADR                      138,730
   43,105  Total SA, ADR                       2,985,021
    2,400  Valeo SA                              185,191
    2,500  Valeo SA, ADR                         192,908
    9,000  Vivendi                               812,780
   70,900  Vivendi, ADR                        1,280,580
                                            ------------
                                              22,061,109
                                            ------------
     Germany -- 7.7%
   20,900  Bayer AG, ADR                         989,519
      927  Celanese AG+                           16,802
   14,000  Commerzbank AG, ADR                   514,050
   28,771  Daimler Chrysler Aerospace AG       2,251,331
   15,300  Deutsche Bank AG, ADR               1,292,334
   86,900  Deutsche Telekom, ADR               6,169,900
   15,700  Dresdner Bank AG, ADR                 854,031
    2,100  Epcos AG, ADR+                        156,844
    7,100  Fresenius Medical Care AG, ADR        201,462
   11,600  Mannesmann AG                       2,798,619
      228  Pfeiffer Vacuum Technology AG,
              ADR                                  5,258
   10,100  RWE AG, ADR                           395,778
   14,904  SAP AG, ADR                           748,175
    1,900  SGL Carbon AG, ADR+                    40,375
   14,400  VEBA AG                               720,900
   44,700  Volkswagen AG, ADR                    503,869
                                            ------------
                                              17,659,247
                                            ------------
     Greece -- 0.2%
      400  Anangel -- American
              Shipholdings Ltd., ADR+              2,150
   28,900  Hellenic Telecommunication
              Organization SA (OTE), ADR         344,994
                                            ------------
                                                 347,144
                                            ------------
     Hungary -- 0.1%
    6,200  Magyar Tavkozlesi Rt., ADR            223,200
                                            ------------
     Indonesia -- 0.1%
    2,600  Gulf Indonesia Resources Ltd.+         21,125
    7,150  PT Indorayon Utama, ADR+                2,866
    3,083  PT Indosat, ADR                        66,670
      800  PT Pasifik Satelit Nusantara,
              ADR+                                12,000
   14,440  PT Telekomunikasi Indonesia,
              ADR                                158,840
    1,100  PT Tri Polyta Indonesia, ADR+           1,100
                                            ------------
                                                 262,601
                                            ------------
     Ireland -- 0.6%
   12,400  Allied Irish Banks, ADR               261,950
    7,700  Bank of Ireland, ADR                  242,550
    1,300  CBT Group Plc, ADR+                    43,550
   11,600  CRH, ADR                              255,200
    7,900  Elan Corporation Plc, ADR+            233,050
      600  ESAT Telecom Group Plc, ADR+           54,900
    3,200  Jefferson Smurfit Group, ADR           92,800
    1,000  Ryanair Holdings Plc, ADR+             55,125
      500  Warner Chilcott Laboratories,
              ADR+                                 5,094
    2,200  Waterford Wedgwood Plc, ADR            21,450
                                            ------------
                                               1,265,669
                                            ------------
     Israel -- 0.3%
      200  American-Israeli Paper Mills, ADR      11,950
    1,000  Blue Square-Israel Ltd., ADR           12,750
    1,200  Check Point Software Technologies
              Ltd.+                              238,500
    2,400  ECI Telecommunications Ltd.,
              ADR                                 75,900
      600  Elbit Medical Imaging Ltd., ADR         4,950
      700  Elbit Systems Ltd., ADR                10,763
      600  Elron Electronic Industries Ltd.,
              ADR                                 17,850
      600  Gilat Satellite Network Ltd.,
              ADR+                                71,250
    2,400  Koor Industries Ltd., ADR              48,000
      400  Matav-Cable Systems Media Ltd.,
              ADR                                 23,200
      300  NICE-Systems Ltd., ADR+                14,756
      400  Orckit Communications Ltd.+            13,725
      500  Partner Communications
              Company Ltd., ADR+                  12,938
      400  RADWARE Ltd.+                          17,250
    1,300  Scitex Corporation, ADR+               18,931
    1,900  Teva Pharmaceutical, ADR              136,206
                                            ------------
                                                 728,919
                                            ------------
     Italy -- 2.3%
    2,672  Benetton Group SpA, ADR               121,409
    1,600  De Rigo SpA, ADR                        9,050
    4,000  Enel SpA, ADR+                        165,000
   22,900  Ente Nazionale Idrocarburi
              SpA, ADR                         1,262,363
   10,515  Fiat SpA                              316,764
      800  Fila Holding SpA, ADR+                  8,800
    1,700  Industrie Natuzzi, ADR                 22,525
   11,900  Instituto Nazionale delle
              Assicurazioni, ADR                 293,038
    6,700  Luxottica Group, ADR                  117,669
   14,261  Montedison SpA+                       231,741
      500  SAES Getters SpA, ADR                   3,000
   20,086  San Paolo-IMI SpA, ADR                549,854
   15,100  Telecom Italia SpA                  2,114,000
                                            ------------
                                               5,215,213
                                            ------------
     Japan -- 28.1%
   15,000  AIWA Company Ltd.                     311,246
    8,570  Amway Japan Ltd., ADR                  56,241
  113,000  Asahi Breweries Ltd.                1,236,508
    5,600  Bandai Company Ltd., ADR               44,534
  134,095  Bank of Tokyo, ADR                  1,868,949
   25,000  Canon, Inc., ADR                    1,014,063
   37,900  Credit Saison Company Ltd.            660,292
    1,900  CSK Corporation, ADR                  330,600
   10,200  Dai'El, Inc., ADR                      81,759
    3,400  Densei-Lambda KK                      106,489
    8,850  Eisai Company Ltd., ADR               170,209
   14,800  Fuji Photo Film Company Ltd.,
              ADR                                566,100
   22,000  Fujita Kanko, Inc.                    133,503
   10,000  Hitachi Ltd., ADR                   1,618,750
   14,000  Honda Motor Company Ltd.,
              ADR                              1,071,000
   11,900  Ito-Yokado Ltd., ADR                1,245,037
   25,500  Japan Airlines Company, ADR           157,781
  315,000  Kawasaki Heavy Industries Ltd.        419,301
   10,350  Kawasaki Heavy Industries Ltd.,
              ADR                                 55,108
    9,700  Kawasaki Steel Corporation, ADR       173,740
   70,000  Kinden Corporation                    537,829
    3,100  Kirin Brewery Company, ADR            334,025
   16,300  Kobe Steel Ltd., ADR+                  55,838
    7,250  Komatsu Ltd., ADR                     133,405
   18,000  Komori Corporation                    343,369
    2,100  Kubota Corporation, ADR               162,750
    5,600  Kyocera Corporation, ADR            1,467,200
   22,000  Kyushu Bank Ltd.                       67,397
    4,800  Makita Corporation, ADR                41,400
   83,000  Marui Company Ltd.                  1,239,679
    6,200  Matsushita Electric Industrial
              Company Ltd., ADR                1,729,800
   26,000  Matsushita-Kotobuki Electronics
              Industries Ltd.                    522,952
   14,900  Mikuni Coca-Cola Bottling
              Company Ltd.                       261,045
   63,200  Minolta Co., Ltd.                     246,194
   22,500  Mitsubishi Corporation, ADR           347,509
    2,400  Mitsui & Company Ltd., ADR            334,200
    9,500  NEC Corporation, ADR                1,157,813
  102,000  NGK Insulators Ltd.                   757,737
   51,000  NGK Spark Plug Company Ltd.           466,722
   31,000  Nippon Soda Company Ltd.               62,504
   91,300  Nippon Telegraph & Telephone
              Corporation, ADR                 7,863,212
   36,000  Nissan Motor Company Ltd.,
              ADR                                290,250
  100,000  NTT Mobile Communications
              Network, Inc., ADR              19,232,652
    7,900  Olympus Optical Company,
              ADR                                111,730
   39,100  Onward Kashiyama Company
              Ltd.                               535,774
    3,900  Orix Corporation, ADR                 442,406
    5,400  Pioneer Corporation, ADR              147,825
    2,400  Q.P. Corporation, ADR                  31,853
    4,100  Ricoh Company Ltd., ADR               386,444
    7,400  Royal Company Ltd.                     77,498
   10,900  Sanyo Electric Corporation, ADR       227,878
      512  Sawako Corporation, ADR                 2,681
   11,500  Sega Enterprises, ADR                  91,453
   30,700  Sega Enterprises Ltd.                 976,559
   12,100  Shiseido Ltd., ADR                    176,461
   11,800  Sony Corporation, ADR               3,360,050
    7,300  Sumisho Computer Systems
              Corporation                        503,005
   10,800  Sumitomo Metal Industries, ADR+        81,394
  130,000  Sumitomo Metal Mining
              Company                            290,105
   24,000  Sumitomo Special Metals
              Company Ltd.                       259,332
   40,400  Sumitomo Trust & Banking
              Company Ltd., ADR                  272,839
   23,800  Sumitomo Warehouse Company
              Ltd.                                64,526
   18,000  TAMURA Corporation                     62,543
    4,000  TDK Corporation, ADR                  541,250
    9,300  Tokio Marine & Fire Insurance
              Ltd., ADR                          549,863
   26,300  Tokyo Kikai Seisakusho, Ltd.          104,510
   11,500  Tokyo Ohka Kogyo Company, Ltd.        225,115
   29,700  Toyoda Machine Works, Ltd.            181,682
   54,070  Toyota Motor Corporation, ADR       5,265,066
   43,100  Uny Company Ltd.                      421,424
      900  Wacoal Corporation, ADR                39,488
   23,000  Yamaguchi Bank Ltd.                   209,132
                                            ------------
                                              64,616,578
                                            ------------
     Korea -- 1.3%
   36,000  Korea Electric Power
              Corporation, ADR                   603,000
   16,500  Korea Telecom Corporation,
              ADR                              1,233,375
   11,100  Pohang Iron & Steel Company,
              Ltd., ADR                          388,500
   20,470  SK Telecom Company Ltd., ADR          785,545
                                            ------------
                                               3,010,420
                                            ------------
     Luxembourg -- 0.0%#
    1,400  Espirito Santo Financial Holdings,
              ADR                                 22,050
    1,400  Millicom International Cellular
              SA+                                 87,325
                                            ------------
                                                 109,375
                                            ------------
     Malaysia -- 0.1%
   41,900  Amsteel Corporation Berhad,
              ADR                                  7,498
   39,500  Resorts World Berhad                  113,302
                                            ------------
                                                 120,800
                                            ------------
     Mexico -- 1.0%
    2,900  Altos Hornos de Mexico SA, ADR+         4,350
    1,600  Apasco SA, Series A, ADR               49,815
      800  Bufete Industries, ADR+                   500
    8,600  Cemex SA de CV, ADR+                  239,725
      800  Coca-Cola Femsa SA, ADR                14,050
    2,500  Consorcio G. Grupo Dina, ADR+           1,563
      500  Controladora Comercial Mexican
              SA de CV, ADR                       13,000
    2,205  Desc de CV, Series C, ADR              36,934
    3,100  Empresas Ica, ADR                      10,075
   13,000  Grupo Carso SA, ADR                   129,520
    1,100  Grupo Casa Autrey, ADR+                 9,075
    1,100  Grupo Elektra, ADR                     10,587
    8,600  Grupo Financiero Bancomer SA
              de CV, ADR                          71,886
    4,400  Grupo Financiero Serfin SA de CV,
              ADR+                                    --
    2,000  Grupo Imsa SA, ADR                     34,375
      800  Grupo Industrial Durango SA, ADR+       9,500
    1,800  Grupo Industrial Maseca SA, ADR        13,050
    1,700  Grupo Iusacell SA, ADR                 25,394
      500  Grupo Radio Central, ADR                4,187
    4,600  Grupo Telivisa SA, ADR+               313,950
    2,800  Grupo Tribasa SA, ADR+                    875
      700  Industries Bachoco SA                   7,525
    4,200  Kimberly Clark, Inc., ADR              82,005
    3,400  Savia SA de CV, ADR+                   74,800
    8,600  Telefono de Mexico SA, ADR            967,500
      200  Transport Matima Mexico,
              Class L, ADR+                          938
    2,100  Tubos de Acero de Mexico, ADR          28,481
    3,000  Tv Azteca SA de CV, ADR                27,000
    3,600  Vitro Sociedad Anomina, ADR            19,800
                                            ------------
                                               2,200,460
                                            ------------
     Netherlands -- 4.8%
   41,500  ABN AMRO Holding, ADR               1,050,469
   16,800  AEGON Insurance, ADR                1,604,400
    8,500  Akzo Nobel, ADR                       422,875
    4,100  ASM Lithography Holdings NV+          466,375
    6,100  Baan Company, ADR+                     86,163
    1,600  Benckiser NV                           62,400
    4,400  CNH Global NV                          58,575
   11,500  DSM, ADR                              115,266
   10,000  Elsevier, ADR                         238,750
    6,100  Equant NV+                            683,200
    1,800  Gucci Group, ADR                      206,100
   27,305  ING Groep NV                        1,665,605
    3,600  Ispat International NV, Class A        58,050
    1,575  KLM Royal Dutch Airlines NV            39,277
   18,060  Koninklijke Ahold, ADR                540,671
    9,516  Koninklijke Philips Electronics
              NV, ADR                          1,284,660
      400  Koninklijke Van Ommeren, ADR           12,743
    2,500  Koninklijke Wessanen NV, CVA           27,198
      100  KPNQwest NV+                            6,375
    2,500  Oce Van Der Griten, ADR                41,250
    1,000  QIAGEN NV, ADR+                        75,500
    1,400  Royal Nedlloyd Group, ADR              19,603
   13,683  Royal PTT Nederland, ADR            1,315,278
   13,683  TNT Post Group NV, ADR                391,676
      800  Toolex Alpha NV, ADR+                  13,600
    5,700  VNU -- Verenigde Nederlandse
              Uitgeversbedrijven Verengd
              Bezit, ADR                         299,612
    8,400  Wolters Kluwer, ADR                   284,314
                                            ------------
                                              11,069,985
                                            ------------
     New Zealand -- 0.2%
    1,025  Fletcher Challenge, Building, ADR      14,414
    1,025  Fletcher Challenge, Energy, ADR        26,394
    2,560  Fletcher Challenge, Forest, ADR+        9,600
    1,950  Fletcher Challenge, Paper, ADR         13,162
    7,900  Telecommunications of
              New Zealand Ltd., ADR              304,150
    1,200  Tranz Rail Holdings Ltd., ADR           6,563
                                            ------------
                                                 374,283
                                            ------------
     Norway -- 0.2%
    1,800  Nera ASA, ADR+                          8,550
    6,850  Norsk Hydro AS, ADR                   292,837
    2,700  Petroleum Geo -- Services, ADR+        48,094
      800  Smedvig ASA, ADR                        9,991
                                            ------------
                                                 359,472
                                            ------------
     Panama -- 0.0%#
      600  Banco Latinoamericano de
              Exportaciones SA                    14,100
                                            ------------
     Peru -- 0.0%#
      500  Compania de Minas Buenaventura
              SA, ADR                              8,031
    7,000  Telefonica del Peru SA, ADR            93,625
                                            ------------
                                                 101,656
                                            ------------
     Philippines -- 0.1%
    3,600  Philippine Long Distance
              Telephone Company, ADR              93,150
    5,565  San Miguel Corporation,
              Class B, ADR                        78,711
                                            ------------
                                                 171,861
                                            ------------
     Portugal -- 0.3%
    5,900  Banco Comercial Portuges SA,
              ADR                                158,931
    9,000  Electricidade de Portugal SA,
              ADR                                313,875
   28,500  Portugal Telecom SA, ADR              309,938
                                            ------------
                                                 782,744
                                            ------------
     Russia -- 0.3%
    5,000  Lukoil, ADR                           260,000
    7,600  Mosenergo, ADR                         33,440
    3,500  Rostelecom, ADR+                       59,062
   13,600  Surgutneftegaz, ADR+                  231,200
   11,800  Unified Energy Systems                141,600
      800  Vimpel-- Communications, ADR           35,700
                                            ------------
                                                 761,002
                                            ------------
     Singapore -- 0.4%
    6,500  Asia Pacific Resources
              International Holdings Ltd.,
              Class A                             11,375
      200  Chartered Semiconductor
              Manufacturing, ADR+                 14,600
    1,300  China Yuchai, ADR+                      1,544
    3,500  Cycle & Carriage Ltd., ADR             21,645
    7,003  DBS Group Holdings Ltd., ADR          459,158
   10,875  Keppel Corporation Ltd.                56,938
    5,400  Neptune Orient Lines Ltd., ADR+        28,921
   15,100  United Overseas Bank Ltd., ADR        266,550
                                            ------------
                                                 860,731
                                            ------------
     South Africa -- 0.2%
    3,400  Gold Fields of South Africa Ltd.,
              ADR                                  8,287
    2,100  Harmony Gold Mining Company
              Ltd., ADR                           13,190
    5,790  Imperial Holdings Ltd., ADR            63,309
    7,700  Iscor Ltd., ADR                        29,149
   15,400  Liberty Life Association of Africa
              Ltd., ADR                          255,275
    3,300  Pepkor Ltd., ADR                       31,097
   17,400  Sasol Ltd., ADR                       145,725
   12,200  Wooltru Ltd., ADR                      24,281
                                            ------------
                                                 570,313
                                            ------------
     Spain -- 2.7%
    7,300  Argentaria, Caja Postal Y Banco,
              Hipothecario de Espana SA,
              ADR                                339,450
   59,500  Banco Bilbao Vizcaya, ADR             844,156
  105,160  Banco Santander Central Hispano
              S.A., ADR                        1,229,057
   35,100  Banesto Espanol de Credito, ADR+      278,621
   27,400  Endesa SA, ADR                        553,138
   25,850  Repsol, ADR                           601,013
   31,216  Telefonica de Espana SA, ADR        2,460,211
                                            ------------
                                               6,305,646
                                            ------------
     Sweden -- 2.3%
    3,400  AGA AB, ADR                            56,340
    3,666  Atlas Copco, ADR                      108,356
    3,100  Autoliv, Inc., ADR                     90,675
      500  Biacore International AB, ADR+          4,875
    5,300  Electrolux AB, ADR                    266,325
   54,900  Ericsson (L.M.) Telephone
              Company, Class B, ADR            3,606,244
   15,100  Forenings Sparbanken AB, ADR          221,824
      700  Pricer AB, ADR                            481
    7,750  Sandvik AB, ADR                       246,827
    3,300  SKF AB, ADR                            81,675
    6,000  Svenska Cellulosa AB, ADR             177,694
    1,300  Swedish Match Company, ADR             45,500
   12,700  Volvo AB, ADR                         320,675
                                            ------------
                                               5,227,491
                                            ------------
     Switzerland -- 4.7%
    3,900  Adecco SA, ADR                        374,400
   30,900  Credit Suisse Group, ADR            1,535,491
    1,100  Mettler Toledo International, Inc.+    42,006
   22,600  Nestle, ADR                         2,070,094
   36,766  Novartis, ADR                       2,699,206
   20,100  Roche Holdings Ltd.                 2,385,794
    3,000  Sulzer Medica, ADR                     55,875
    1,600  TAG Heuer International SA,
              ADR                                 18,200
  123,300  UBS AG, ADR                         1,664,856
                                            ------------
                                              10,845,922
                                            ------------
     Taiwan -- 0.9%
    5,831  Macronix International Company
              Ltd., ADR                          111,518
   42,944  Taiwan Semiconductor
              Manufacturing Company            1,932,480
                                            ------------
                                               2,043,998
                                            ------------
     Thailand -- 0.0%#
    7,000  Advanced Information Services
              PCL, ADR+                           83,632
      124  Shin Corporations PCL, ADR+             4,161
                                            ------------
                                                  87,793
                                            ------------
     United Kingdom -- 22.6%
   20,300  Abbey National Plc, ADR               647,286
    2,800  Albert Fisher Group Plc, ADR+           5,405
   30,000  Allied Domeq Plc, ADR                 148,285
   22,488  Allied Zurich AG, Plc, ADR            529,306
    4,000  Amvescap Plc, ADR                     226,000
    1,900  ARM Holdings Plc, ADR+                363,850
   50,936  Astra Zeneca Group Plc, ADR         2,126,578
   19,600  AXA, SA, ADR                        1,391,600
   30,500  BAA Plc, ADR                          212,832
   44,700  Babcock International Group Plc        65,345
   11,000  Barclays Plc, ADR                   1,266,375
   22,414  Bass Publishing Limited Company
              Plc, ADR                           264,765
      800  Bespak Plc, ADR                         7,430
   20,192  BG Group Plc, ADR                     623,428
   22,300  Blue Circle Industries Plc, ADR       130,397
    7,300  BOC Group Plc, ADR                    311,162
    1,200  Body Shop International Plc, ADR       11,242
   92,600  BP Amoco Plc, ADR                   5,492,337
    3,200  British Airways Plc, ADR              206,000
   22,491  British American Tobacco Plc,
              ADR                                230,533
    2,000  British Biotech Plc, ADR+               9,000
    8,600  British Sky Broadcasting Group
              Plc, ADR                           797,650
   18,600  British Telecommunications Plc,
              ADR                              4,426,800
    3,200  Burmah Castrol Plc, ADR                94,800
    8,912  Cable & Wireless
              Communications Plc+                623,840
   23,000  Cable & Wireless Plc, ADR           1,217,562
   14,600  Cadbury Schweppes Plc, ADR            353,137
    3,400  Carlton Communications Plc,
              ADR                                161,925
    7,050  Coats Viyella Plc, ADR                 14,007
    4,700  COLT Telecom Group Plc, ADR+          958,800
   18,200  Compass Group Plc, ADR                249,887
    1,370  Cordiant Communications
              Group Plc                           30,739
    5,900  Corus Group Plc, ADR                  152,662
   26,800  Crest Nicholson Plc                    64,935
    1,700  Danka Business Systems Plc, ADR+       21,569
   25,683  Diageo Plc, ADR                       821,856
      900  Dialog Corp. Plc+                       5,738
    4,300  Dixons Group Plc, ADR                 310,477
      500  Eidos Plc, ADR+                        41,500
   11,725  EMI Group Plc, ADR                    227,273
    5,000  Enterprise Oil Plc, ADR                95,937
    5,000  Gallaher Group Plc, ADR                76,875
      400  Gentia Software Plc+                    2,725
   52,000  Glaxo Wellcome Plc, ADR             2,905,500
    3,925  Hanson Trust Plc, ADR                 158,717
   21,300  Heywood Williams Group Plc             91,176
   26,600  HSBC Holdings Plc, ADR              1,879,805
      300  ICON Plc, ADR+                          5,100
    5,400  Imperial Chemical Industries
              Plc, ADR                           229,837
    7,825  Imperial Tobacco Group Plc, ADR       128,861
   54,880  Invensys Plc, ADR                     581,529
      300  Jazztel Plc, ADR+                      19,538
   13,800  Johnson Service Group Plc              68,166
   19,100  Kingfisher Plc, ADR                   422,871
    9,600  LASMO Plc, ADR                         60,000
    1,800  Laura Ashley Holdings Plc, ADR+         2,544
      500  London Pacific Group Ltd. Plc,
              ADR                                 18,000
   13,700  Marks & Spencer Plc, ADR              393,022
    2,500  Medeva Plc, ADR                        26,875
   88,500  MEPC Plc                              664,736
      500  MERANT Plc, ADR+                       15,500
    8,570  National Grid Group Plc, ADR          326,006
    9,200  National Power Plc, ADR               197,800
    8,400  National Westminster Bank Plc,
              ADR                              1,085,700
    3,150  NFC Plc, ADR                           63,000
    7,300  Orange Plc, ADR+                    1,208,150
   16,900  Pearson Plc, ADR                      550,066
    9,000  Peninsular & Oriental Steam Plc,
              ADR                                300,199
    4,800  Powergen Plc, ADR                     151,800
    4,100  Premier Farnell Plc, ADR               56,888
    3,100  Premier Oil Plc, ADC+                   7,261
      900  Provalis Plc+                             816
   11,600  Prudential Plc, ADR                 1,105,511
    4,300  Racal Electronics Plc, ADR             77,098
      800  Ramco Energy Plc, ADR+                  5,000
   11,500  Rank Group Plc, ADR                    70,438
    8,500  Reed International Plc, ADR           253,937
    8,600  Rentokil Initial Plc, ADR             313,793
    7,053  Reuters Group Plc, ADR                569,971
   12,911  Rexam Plc, ADR                         51,644
    7,900  Rio Tinto Plc, ADR                    748,525
    1,370  Saatchi & Saatchi Plc                  41,614
    1,200  Scottish & Southern Energy Plc,
              ADR                                 95,464
    8,900  Scottish Power Plc, ADR               262,940
    1,700  Senetek Plc, ADR+                       2,391
   47,500  Shell Transportation & Trading
              Plc, ADR                         2,339,375
    1,400  Shire Pharmaceuticals Group Plc,
              ADR+                                40,775
    1,700  Signet Group Plc                       53,975
      300  Smallworldwide Plc, ADR+                2,475
   32,100  Smithkline Beecham Group Plc,
              ADR                              2,068,444
    8,394  South African Breweries Plc, ADR       85,372
      600  Stolt Comex Seaway SA+                  6,600
      900  Stolt-Nielsen SA Plc                   12,825
      950  Stolt-Nielsen SA Plc, ADR              16,625
    3,400  Tate & Lyle Plc, ADR                   87,103
      800  Taylor Nelson Sofres Plc, ADR          53,305
    6,407  Telewest Communications Plc,
              ADR+                               353,987
   63,800  Tesco Plc, ADR                        581,237
    7,500  TI Group Plc, ADR                     108,790
    8,300  Tomkins Plc, ADR                      121,906
    2,100  Trinity Mirror Plc, ADR                44,844
   20,853  Unilever Plc, ADR                     632,107
   13,544  United Biscuits (Holdings) Plc         57,976
    7,500  United News & Media Plc, ADR          191,250
    8,200  United Utilities Plc, ADR             163,231
   87,650  Vodafone Group Plc, ADR             4,338,675
      400  Wembley Plc, ADR                        9,950
    7,261  Williams Plc, ADR                      99,225
    4,600  WPP Group Plc, ADR                    382,375
    1,000  Xenova Group Plc, ADR                   1,125
                                            ------------
                                              52,091,191
                                            ------------
     United States -- 0.1%
      393  ADC Telecommunications, Inc.+          28,517
    1,000  Amdocs Ltd.+                           34,500
    3,080  CIT Group, Inc., Class A               65,065
    1,008  Weyerhaeuser Company                   72,387
                                            ------------
                                                 200,469
                                            ------------
     Venezuela -- 0.0%#
    1,700  Compania Anonima Nacional
              Telefonos de Venezuela, ADR         41,862
    1,800  Mavesa SA, ADR                          5,513
    1,000  Sidervrgica/Venez/Sivensa, ADR          2,158
                                            ------------
                                                  49,533
                                            ------------
TOTAL COMMON STOCKS
  (Cost $144,921,145)                        240,586,006
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.5%
   (Cost $3,543,000)
 $3,543,000  Agreement with State Street
                Bank and Trust Company,
                3.300% dated 12/31/1999, to
                be repurchased at $3,543,974
                on 01/03/2000, collateralized
                by $3,535,000 U.S. Treasury Notes,
                6.625%, maturing 03/31/2002
                (value $3,618,956)             3,543,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $55,473,436)            24.1%        55,473,436
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $203,937,581*)         130.2%      $299,602,442
OTHER ASSETS AND
   LIABILITIES (Net)            (30.2)       (69,491,066)
                                -----       ------------
NET ASSETS                      100.0%      $230,111,376
                                =====       ============

------------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $54,869,394. Collateral received for securities loaned of $55,473,436 is invested in State Street Navigator Securities Lending
    Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Amount represents percentage of net assets.

  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder International Equity Fund
   Portfolio of Investments, December 31, 1999 (Unaudited)
                   (Continued)

At December 31, 1999 Sector diversification of the Munder International Equity Fund was as follows:

                                  % of
                                Net Assets         Value
                                ----------         -----
COMMON STOCKS:
Telecommunications...............   26.6%   $ 61,171,588
Banking and Financial Services...   12.2      28,157,700
Oil and Gas......................    6.9      15,879,239
Drugs and Health Care............    6.4      14,777,973
Electronics......................    5.0      11,593,138
Automotive.......................    4.9      11,195,185
Utilities........................    4.6      10,553,224
Business Services................    3.8       8,610,235
Food and Beverages...............    3.6       8,227,769
Machinery and Heavy Equipment....    3.0       6,982,072
Electric and Electrial Equipment.    3.0       6,819,052
Retail...........................    2.7       6,296,760
Household Appliances and
   Home Furnishings..............    1.8       4,177,693
Metals and Mining................    1.7       3,842,614
Printing and Publishing..........    1.5       3,331,351
Manufacturing....................    1.4       3,267,240
Diversified......................    1.4       3,271,466
Construction and Mining
   Equipment.....................    1.4       3,157,649
Chemicals........................    1.1       2,490,556
Photography......................    1.0       2,365,781
Broadcasting and Advertising.....    1.0       2,253,342
Real Estate......................    0.9       2,041,164
Insurance........................    0.9       2,040,930
Transportation...................    0.8       1,891,366
Software.........................    0.8       1,723,011
Building and Building Materials..    0.5       1,297,772
Leisure Time.....................    0.4         976,559
Industrial Machinery.............    0.4       1,009,220
Distributors.....................    0.4         812,780
Apparel and Textiles.............    0.4         950,088
Tobacco..........................    0.3         719,196
Miscellaneous....................    0.3         632,107
Conglomerates....................    0.3         717,127
Other............................    3.2       7,353,059
                                   -----    ------------
TOTAL COMMON STOCKS .............  104.6     240,586,006
REPURCHASE
   AGREEMENT ....................    1.5       3,543,000
OTHER INVESTMENTS ...............   24.1      55,473,436
                                   -----    ------------
TOTAL INVESTMENTS ...............  130.2     299,602,442
OTHER ASSETS AND
   LIABILITIES (Net) ............  (30.2)    (69,491,066)
                                   -----    ------------
NET ASSETS ......................  100.0%   $230,111,376
                                   =====    ============

                     See Notes to Financial Statements.




Munder Micro-Cap Equity Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 94.2%
     Aerospace -- 1.8%
   32,250  Integral Systems, Inc.+          $  1,423,031
                                            ------------
     Banking and Financial Services -- 0.8%
   33,400  ACE Cash Express, Inc.+               617,900
                                            ------------
     Building Materials -- 1.3%
  142,200  Craftmade International, Inc.       1,030,950
                                            ------------
     Business Services -- 2.7%
   12,050  Charles River Associates, Inc.+       403,675
   59,150  Workflow Management, Inc.+          1,693,168
                                            ------------
                                               2,096,843
                                            ------------
     Commercial Services -- 2.7%
   54,150  Insurance Auto Auctions, Inc.+        852,862
   93,700  Koala Corporation+                  1,311,800
                                            ------------
                                               2,164,662
                                            ------------
     Computers and Business Equipment -- 9.8%
   88,500  Integrated Measurement Systems,
             Inc.+                             1,250,063
   62,250  Miami Computer Supply
             Corporation+                      2,311,031
   44,600  ScanSource, Inc.+                   1,809,088
  138,300  Zamba Corporation+                  2,402,962
                                            ------------
                                               7,773,144
                                            ------------
     Computer Hardware, Software
       or Services -- 17.0%
   74,200  e-Sim Ltd., ADR+                    1,015,612
  124,700  IKOS Systems, Inc.+                 1,208,031
   30,550  Magic Software Enterprises Ltd.     1,894,100
   82,200  MAPICS, Inc.+                       1,037,775
   52,150  MapInfo Corporation+                1,916,512
   34,600  Optio Software, Inc.+                 813,100
  105,100  Sapiens International Corporation
             NV, ADR+                          1,727,581
   46,500  SBS Technologies, Inc.+             1,697,250
   22,000  Symix Systems, Inc.+                  401,500
   17,350  TALX Corporation+                     229,888
  100,250  Troy Group, Inc.+                   1,503,750
                                            ------------
                                              13,445,099
                                            ------------
     Computer -- Semiconductors -- 4.2%
   44,200  Carey International, Inc.+          1,077,375
   41,150  Metalink Ltd., ADR+                   838,431
  102,050  Xicor, Inc.+                        1,396,810
                                            ------------
                                               3,312,616
                                            ------------
     Electronics -- 16.8%
   33,810  Anaren Microwave, Inc.+             1,829,966
   66,750  Diodes, Inc.+                       1,435,125
  109,150  FLIR Systems, Inc.+                 1,773,687
  131,100  inTEST Corporation+                 2,359,800
   45,500  Measurement Specialties, Inc.+        949,813
   59,200  Sage, Inc.+                         1,147,000
  140,100  Spectrum Control, Inc.+             1,488,563
   99,200  Trimble Navigation Ltd.+            2,145,200
    5,200  Virata Corporation+                   155,350
                                            ------------
                                              13,284,504
                                            ------------
     Entertainment -- 1.6%
   94,350  Isle of Capri Casinos, Inc.+        1,244,241
                                            ------------
     Internet Content -- 6.6%
   17,350  C-bridge Internet Solutions, Inc.+    843,644
   29,150  Deltathree.com, Inc., Class A+        750,613
   10,300  Mediaplex, Inc.+                      646,325
   13,000  Preview Systems, Inc.+                843,375
  167,300  ProsoftTraining.com+                1,735,737
   54,500  US SEARCH.com, Inc.+                  408,750
                                            ------------
                                               5,228,444
                                            ------------
     Machinery -- 2.9%
   56,850  Applied Science and Technology,
             Inc.+                             1,889,374
  107,050  Mitcham Industries, Inc.+             367,985
                                            ------------
                                               2,257,359
                                            ------------
     Medical and Medical Services -- 8.7%
  164,400  Air Methods Corporation+              513,750
  142,000  Endocare, Inc.+                     1,198,125
  114,900  Meridian Medical Technologies,
             Inc.+                               646,313
  109,250  Polymedica Corporation+             2,526,406
   33,800  SonoSite, Inc.+                     1,068,925
   96,700  STAAR Surgical Company+               942,825
                                            ------------
                                               6,896,344
                                            ------------
     Oil and Gas -- 1.2%
  122,700  Pennaco Energy, Inc.+                 981,600
                                            ------------
     Oil Equipment and Services -- 2.6%
   45,050  Maverick Tube Corporation+          1,112,172
  121,950  NS Group, Inc.+                       929,869
                                            ------------
                                               2,042,041
                                            ------------
     Retail -- 5.8%
   93,700  Cutter & Buck, Inc.+                1,417,212
  122,200  Gadzooks, Inc.+                     1,199,088
  212,650  The Good Guys, Inc.+                1,980,303
                                            ------------
                                               4,596,603
                                            ------------
     Telecommunications -- 7.7%
   60,650  Gentner Communications
             Corporation+                        849,100
   81,000  Gilat Communications Ltd., ADR+     1,949,062
  111,400  TTI Team Telecom International
             Ltd., ADR+                        2,019,125
   38,900  XETA Corporation+                   1,290,994
                                            ------------
                                               6,108,281
                                            ------------
TOTAL COMMON STOCKS
  (Cost $51,799,920)                          74,503,662
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.5%
  (Cost $3,538,000)
 $3,538,000    Agreement with State Street Bank and
               Trust Company, 3.300% dated 12/31/1999,
               to be repurchased at $3,538,973 on
               01/03/2000, collateralized by $3,530,000
               U.S. Treasury Note, 6.625% maturing
               03/31/2002
               (value $3,613,838)              3,538,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $15,883,572)            20.1%        15,883,572
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $71,221,492*)          118.8%        93,925,234
OTHER ASSETS AND
   LIABILITIES (Net)            (18.8)       (14,842,412)
                                -----       ------------
NET ASSETS                      100.0%      $ 79,082,822
                                =====       ============

-----------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $15,531,780. Collateral received for securities loaned of $15,883,572 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Multi-Season Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 94.5%
     Advertising -- 5.6%
   370,000  Interpublic Group of
              Companies, Inc.               $ 21,344,375
   216,350  Omnicom, Inc.                     21,635,000
                                            ------------
                                              42,979,375
                                            ------------
     Automobile Parts and Equipment -- 1.9%
   261,550  Johnson Controls, Inc.            14,875,656
                                            ------------
     Banking and Financial Services -- 9.0%
   281,700  Associates First Capital
              Corporation, Class A             7,729,144
   424,150  Automatic Data Processing, Inc.   22,851,081
    84,400  Federal Home Loan Mortgage
              Corporation                      3,972,075
   163,500  Fiserv, Inc.+                      6,264,094
   164,000  FleetBoston Financial
              Corporation                      5,709,250
   280,000  MBNA Corporation                   7,630,000
   170,000  Mellon Financial Corporation       5,790,625
   380,000  U.S. Bancorp                       9,048,750
                                            ------------
                                              68,995,019
                                            ------------
     Building Materials -- 2.0%
   600,000  Masco Corporation                 15,225,000
                                            ------------
     Chemicals -- 1.4%
   150,000  Avery Dennison Corporation        10,931,250
                                            ------------
     Computer Hardware, Software
       or Services -- 13.5%
   159,550  BMC Software, Inc.+               12,754,028
   100,000  Ceridian Corporation+              2,156,250
   120,000  International Business Machines
              Corporation                     12,960,000
   103,000  Lexmark International Group,
              Inc.+                            9,321,500
   330,200  Microsoft Corporation+            38,550,850
   200,000  Sun Microsystems, Inc.+           15,487,500
   126,000  Synopsys, Inc.+                    8,410,500
    29,000  VERITAS Software Corporation+      4,150,625
                                            ------------
                                             103,791,253
                                            ------------
     Diversified -- 6.9%
   271,703  Honeywell International, Inc.     15,673,867
   286,000  Textron, Inc.                     21,932,625
   400,292  Tyco International Ltd.           15,561,351
                                            ------------
                                              53,167,843
                                            ------------
     Drugs -- 4.6%
   186,000  Amgen, Inc.+                      11,171,625
    50,000  Cardinal Health, Inc.              2,393,750
   219,800  Merck & Co., Inc.                 14,740,337
   172,600  Schering-Plough Corporation        7,281,563
                                            ------------
                                              35,587,275
                                            ------------
     Electrical Equipment -- 4.0%
   199,800  General Electric Company          30,919,050
                                            ------------
     Electronics -- 3.8%
   268,200  Cisco Systems, Inc.+              28,730,925
                                            ------------
     Food and Beverages -- 4.3%
   200,000  Anheuser-Busch Companies,
              Inc.                            14,175,000
   475,000  SYSCO Corporation                 18,792,187
                                            ------------
                                              32,967,187
                                            ------------
     Home Furnishings -- 1.0%
   345,950  Leggett & Platt, Inc.              7,416,303
                                            ------------
     Insurance -- 3.9%
   108,866  American International Group,
              Inc.                            11,771,136
   110,400  Marsh & McLennan Companies,
              Inc.                            10,563,900
   125,000  MGIC Investment Corporation        7,523,438
                                            ------------
                                              29,858,474
                                            ------------
     Manufactured Housing -- 0.2%
   196,448  Clayton Homes, Inc.                1,804,866
                                            ------------
     Medical Services and Supplies -- 4.5%
   124,700  Baxter International, Inc.         7,832,719
   260,900  Biomet, Inc.                      10,436,000
   170,000  Johnson & Johnson Company         15,831,250
                                            ------------
                                              34,099,969
                                            ------------
     Personal Items -- 1.9%
   132,500  Procter & Gamble Company          14,517,031
                                            ------------
     Recreation -- 1.0%
   155,400  Carnival Corporation, Class A      7,430,063
                                            ------------
     Restaurants -- 1.6%
   576,675  Wendy's International, Inc.       11,893,922
                                            ------------
     Retail -- Building Supplies -- 4.0%
   354,000  Home Depot, Inc.                  24,271,125
   100,000  Lowe's Companies, Inc.             5,975,000
                                            ------------
                                              30,246,125
                                            ------------
     Retail -- Grocery -- 0.2%
    50,000  Safeway, Inc.+                     1,778,125
                                            ------------
     Retail -- Specialty -- 0.8%
   256,900  Dollar General Corporation         5,844,475
                                            ------------
     Retail -- Store -- 2.4%
   400,000  Family Dollar Stores, Inc.         6,525,000
   171,800  Wal-Mart Stores, Inc.             11,875,675
                                            ------------
                                              18,400,675
                                            ------------
     Semiconductors -- 4.9%
   150,500  Altera Corporation+                7,459,156
   243,700  Intel Corporation                 20,059,556
   210,400  Maxim Integrated Products, Inc.+   9,928,250
                                            ------------
                                              37,446,962
                                            ------------
     Telecommunications -- 10.3%
   367,585  CenturyTel, Inc.                  17,414,340
   100,000  Comverse Technology, Inc.+        14,475,000
   245,695  Lucent Technologies, Inc.         18,381,057
   270,000  MCI WorldCom, Inc.+               14,326,875
   300,000  SBC Communications                14,625,000
                                            ------------
                                              79,222,272
                                            ------------
     Thrift -- 0.8%
   331,076  Charter One Financial, Inc.        6,331,829
                                            ------------

TOTAL COMMON STOCKS
  (Cost $475,452,678)                        724,460,924
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 5.1%
   (Cost $39,000,000)
 $ 39,000,000  Agreement with State Street
                 Bank and Trust Company,
                 3.300% dated 12/31/1999,
                 to be repurchased at
                 $39,010,725 on 01/03/2000,
                 collateralized by $38,765,000
                 U.S. Treasury Note, 6.375%
                 maturing 08/15/2002
                 (value $39,782,581)          39,000,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $40,028,728)             5.2%        40,028,728
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $554,481,406*)         104.8%       803,489,652
OTHER ASSETS AND
   LIABILITIES (Net)             (4.8)       (37,138,674)
                                -----       ------------
NET ASSETS                      100.0%      $766,350,978
                                =====       ============

----------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $39,520,728. Collateral received for securities loaned of $40,028,728 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.


                     See Notes to Financial Statements.



Munder Real Estate Equity Investment Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 96.8%
     Apartments -- 17.3%
   69,775  Apartment Investment &
             Management Company             $  2,777,917
   78,209  Avalon Bay Community, Inc.          2,683,546
   99,700  Camden Property Trust               2,729,288
   67,450  Equity Residential Properties
             Trust                             2,879,272
                                            ------------
                                              11,070,023
                                            ------------
     Community Shopping Centers -- 12.7%
  137,050  Bradley Real Estate, Inc.           2,389,809
  142,200  Developers Diversified Realty
             Corporation                       1,830,825
   80,750  JDN Realty Corporation              1,302,094
   76,375  Kimco Realty Corporation            2,587,203
                                            ------------
                                               8,109,931
                                            ------------
     Hotels -- 3.2%
   87,525  Starwood Hotels & Resorts
             Worldwide, Inc.                   2,056,838
                                            ------------
     Office and Industrial -- 39.9%
   80,625  Boston Properties, Inc.             2,509,453
  132,200  Brandywine Realty Trust             2,164,775
   62,200  CenterPoint Properties
             Corporation                       2,231,425
  133,800  Corporate Office Properties Trust,
             Inc.                              1,020,225
  151,825  Duke Realty Investments, Inc.       2,960,587
  129,744  Equity Office Properties Trust      3,194,946
  114,325  Kilroy Realty Corporation           2,515,150
  102,200  Mack-Cali Realty Corporation        2,663,588
  106,875  Reckson Associates Realty
             Corporation                       2,190,938
   28,307  Reckson Associates Realty
             Corporation, Class B                643,984
    9,696  Reckson Services Industries, Inc.+    604,788
   75,525  Spieker Properties, Inc.            2,751,942
                                            ------------
                                              25,451,801
                                            ------------
     Regional Malls -- 9.6%
   80,050  CBL & Associates Properties,
             Inc.                              1,651,031
   73,500  General Growth Properties, Inc.     2,058,000
  105,825  Simon DeBartolo Group, Inc.         2,427,361
                                            ------------
                                               6,136,392
                                            ------------
     Storage -- 4.2%
  119,200  Public Storage, Inc.                2,704,350
                                            ------------
     Triple Net Lease -- 2.7%
  170,000  Commercial Net Lease Realty         1,689,375
                                            ------------
     Other -- 7.2%
  185,300  Correctional Properties Trust       2,269,925
    6,840  Crescent Operating, Inc.+              18,810
    3,526  Vornado Operating, Inc.+               21,156
   70,525  Vornado Realty Trust                2,292,062
                                            ------------
                                               4,601,953
                                            ------------
TOTAL COMMON STOCKS
  (Cost $69,656,601)                          61,820,663
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $174,000)
$174,000   Agreement with State Street Bank
             and Trust Company, 3.300% dated
             12/31/1999, to be repurchased at $174,048
             on 01/03/2000, collateralized by $180,000
             U.S. Treasury Note, 5.625% maturing
             05/15/2001 (value $179,775)         174,000
                                            ------------
TOTAL INVESTMENTS
   (Cost $69,830,601*)           97.1%        61,994,663
OTHER ASSETS AND
   LIABILITIES (Net)              2.9          1,836,074
                                -----       ------------
NET ASSETS                      100.0%      $ 63,830,737
                                =====       ============

--------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

                     See Notes to Financial Statements.



Munder Small-Cap Value Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 100.2%++
     Airlines -- 3.0%
   84,675  Midwest Express Holdings, Inc.+  $  2,699,016
                                            ------------
     Automobile Parts and Equipment -- 2.9%
   57,000  Detroit Diesel Corporation          1,093,688
   87,200  Dura Automotive Systems, Inc.+      1,520,550
                                            ------------
                                               2,614,238
                                            ------------
     Banking and Financial Services -- 16.0%
  137,100  Financial Federal Corporation+      3,127,594
  144,200  Flagstar Bancorp, Inc.              2,487,450
   99,300  Metris Companies, Inc.              3,543,769
   95,800  OceanFirst Financial Corporation    1,658,537
   88,000  Riggs National Corporation          1,160,500
   81,500  UST Corporation                     2,587,625
                                            ------------
                                              14,565,475
                                            ------------
     Building Materials -- 9.2%
  132,600  Dayton Superior Corporation+        2,154,750
   90,000  Elcor Corporation                   2,711,250
   74,200  Pulte Corporation                   1,669,500
  123,500  Universal Forest Products, Inc.     1,821,625
                                            ------------
                                               8,357,125
                                            ------------
     Chemicals and Plastics -- 2.1%
   47,000  Olin Corporation                      931,188
   51,300  Wellman, Inc.                         955,462
                                            ------------
                                               1,886,650
                                            ------------
     Commercial Services -- 2.0%
  133,400  Mail-Well, Inc.+                    1,800,900
                                            ------------
     Computer Hardware, Software
       or Services -- 4.0%
   64,100  Datastream Systems, Inc.+           1,574,456
   81,100  Inter-Tel, Inc.                     2,027,500
                                            ------------
                                               3,601,956
                                            ------------
     Construction and Mining Equipment -- 1.7%
   55,100  Terex Corporation+                  1,529,025
                                            ------------
     Consumer Services -- 1.4%
   52,000  Dollar Thrifty Automotive
             Group, Inc.+                      1,244,750
                                            ------------
     Containers -- 1.8%
  161,700  Ivex Packaging Corporation+         1,617,000
                                            ------------
     Diversified -- 1.1%
   30,900  Lancaster Colony Corporation        1,023,563
                                            ------------
     Electronics -- 2.8%
   79,800  Methode Electronics, Inc.,
             Class A                           2,563,575
                                            ------------
     Food and Beverages -- 8.3%
   33,400  Canandaigua Brands, Inc.,
             Class A+                          1,703,400
  264,100  Del Monte Foods Company+            3,251,731
  125,300  J&J Snack Foods Corporation+        2,568,650
                                            ------------
                                               7,523,781
                                            ------------
     Hardware -- 2.8%
   69,600  Toro Company                        2,596,950
                                            ------------
     Health Care -- 0.9%
  129,200  Sierra Health Services, Inc.+         864,025
                                            ------------
     Health Care Products -- 1.4%
  183,300  Helen of Troy Ltd.+                 1,328,925
                                            ------------
     Insurance -- 4.3%
  204,600  MIIX Group, Inc.                    2,992,275
   19,400  Radian Group, Inc.                    926,350
                                            ------------
                                               3,918,625
                                            ------------
     Medical Supplies -- 2.2%
  134,243  Bindley Western Industries, Inc.    2,022,035
                                            ------------
     Metals and Metal Processing -- 2.2%
   80,400  Quanex Corporation                  2,050,200
                                            ------------
     Oil and Gas -- 10.4%
  120,600  Houston Exploration Company+        2,389,387
   77,100  Marine Drilling Companies, Inc.+    1,729,931
   43,400  Precision Drilling Corporation+     1,114,838
   70,800  Pride International, Inc.+          1,035,450
   89,900  Southwest Gas Corporation           2,067,700
   55,100  Valero Energy Corporation           1,095,113
                                            ------------
                                               9,432,419
                                            ------------
     Real Estate -- 10.0%
   61,900  CenterPoint Properties
             Corporation                       2,220,662
   75,100  Correctional Properties Trust         919,975
  137,600  Kilroy Realty Corporation           3,027,200
  143,200  Reckson Associates Realty
             Corporation                       2,935,600
                                            ------------
                                               9,103,437
                                            ------------
     Restaurants -- 3.2%
  117,500  CBRL Group, Inc.                    1,140,117
   97,900  Ruby Tuesday, Inc.                  1,780,556
                                            ------------
                                               2,920,673
                                            ------------
     Telecommunications Equipment -- 4.2%
  150,100  REMEC, Inc.+                        3,827,550
                                            ------------
     Telecommunications Services -- 1.2%
   87,400  Alaska Communications Systems
             Holdings, Inc.+                   1,081,575
                                            ------------
     Transportation -- 1.1%
   35,200  Atlas Air, Inc.+                      965,800
                                            ------------
TOTAL COMMON STOCKS
  (Cost $90,257,391)                          91,139,268
                                            ------------
OTHER INVESTMENTS**
   (Cost $12,244,881)            13.5%        12,244,881
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $102,502,272*)         113.7%       103,384,149
OTHER ASSETS AND
   LIABILITIES (Net)            (13.7)       (12,466,476)
                                -----       ------------
NET ASSETS                      100.0%      $ 90,917,673
                                =====       ============

----------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $11,811,978. Collateral received for securities loaned of $12,244,881 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Amount represents percentage of net assets.


                     See Notes to Financial Statements.



Munder Small Company Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 99.3%
     Automobiles -- 0.8%
 201,600   Sonic Automotive, Inc.,
             Class A+                       $  1,965,600
                                            ------------
     Banking and Financial Services -- 2.1%
 127,950   Financial Federal Corporation+      2,918,860
 117,950   Southwest Bancorporation of
             Texas, Inc.+                      2,336,884
                                            ------------
                                               5,255,744
                                            ------------
     Building Materials -- 0.9%
  75,575   Elcor Corporation                   2,276,697
                                            ------------
     Business Services -- 7.5%
  29,900   AGENCY.COM, Inc.+                   1,524,900
  50,500   Charles River Associates, Inc.+     1,691,750
 162,300   MedQuist, Inc.+                     4,189,369
  69,900   Remedy Corporation+                 3,311,512
 207,062   Tetra Tech, Inc.+                   3,183,578
 217,475   URS Corporation+                    4,716,489
  17,150   Xpedior, Inc.+                        493,063
                                            ------------
                                              19,110,661
                                            ------------
     Commercial Services -- 3.0%
  97,100   F.Y.I., Inc.+                       3,301,400
 126,850   Manitowoc Company, Inc.             4,312,900
                                            ------------
                                               7,614,300
                                            ------------
     Computer Hardware, Software
       or Services -- 21.4%
  90,150   Advanced Digital Information
             Corporation+                      4,383,544
  68,700   BindView Development
             Corporation+                      3,413,531
 111,900   Cybex Computer Products
             Corporation+                      4,531,950
 132,650   Fundtech Ltd., ADR+                 2,719,325
 224,280   Inter-Tel, Inc.                     5,607,000
 233,450   InterVoice, Inc.+                   5,427,712
  52,200   ISS Group, Inc.+                    3,712,725
  75,100   Jack Henry & Associates, Inc.       4,031,931
 104,500   Mercury Computer Systems, Inc.+     3,657,500
  72,150   MICROS Systems, Inc.+               5,339,100
  87,550   National Instruments
             Corporation+                      3,348,788
  41,300   SanDisk Corporation+                3,975,125
  96,800   Zomax, Inc.+                        4,380,200
                                            ------------
                                              54,528,431
                                            ------------
     Distributors -- 2.8%
 148,400   Advance Paradigm, Inc.+             3,199,875
 103,700   Miami Computer Supply
             Corporation+                      3,849,863
                                            ------------
                                               7,049,738
                                            ------------
     Electronics -- 17.0%
 187,600   Artesyn Technologies, Inc.+         3,939,600
  92,100   CTS Corporation                     6,942,037
  83,050   Dionex Corporation+                 3,420,622
 103,300   L-3 Communications Holding,
             Inc.+                             4,299,862
 111,250   MKS Instruments, Inc.+              4,018,906
  67,525   Orbotech Ltd., ADR+                 5,233,187
  71,800   Park Electrochemical Corporation    1,907,188
  70,200   Quanta Services, Inc.+              1,983,150
  59,950   Sawtek, Inc.+                       3,990,422
 109,800   SBS Technologies, Inc.+             4,007,700
 171,200   Trimble Navigation Ltd.+            3,702,200
                                            ------------
                                              43,444,874
                                            ------------
     Food and Beverages -- 0.8%
  91,500   Hain Food Group, Inc.+              2,047,313
                                            ------------
     Health Care Products -- 2.0%
 163,675   Alpharma, Inc.                      5,033,006
                                            ------------
     Machinery -- 1.3%
 103,750   Applied Science and Technology,
             Inc.+                             3,448,066
                                            ------------
     Medical Products -- 4.3%
 114,200   Datascope Corporation               4,568,000
 193,860   Hanger Orthopedic Group+            1,938,600
 101,550   INAMED Corporation+                 4,455,506
                                            ------------
                                              10,962,106
                                            ------------
     Medical Services -- 4.8%
 496,800   Capital Senior Living
             Corporation+                      2,515,050
 203,950   Polymedica Corporation+             4,716,344
 259,300   Province Healthcare Company+        4,926,700
                                            ------------
                                              12,158,094
                                            ------------
     Medical Supplies -- 3.1%
  95,500   CONMED Corporation+                 2,471,062
 106,110   Molecular Devices Corporation+      5,517,720
                                            ------------
                                               7,988,782
                                            ------------
     Oil and Gas -- 1.6%
 125,800   Basin Exploration, Inc.+            2,217,225
  52,000   Stone Energy Corporation+           1,852,500
                                            ------------
                                               4,069,725
                                            ------------
     Oil and Gas Equipment and Services -- 2.3%
 139,650   Core Laboratories NV+               2,801,728
  79,000   Hanover Compressor Company+         2,982,250
                                            ------------
                                               5,783,978
                                            ------------
     Retail -- 10.1%
 180,050   Cutter & Buck, Inc.+                2,723,256
 108,125   Fossil, Inc.+                       2,500,391
 186,350   Hollywood Entertainment
             Corporation+                      2,702,075
  80,600   Michaels Stores, Inc.+              2,297,100
  83,550   Pacific Sunwear of California,
             Inc.+                             2,663,156
 198,700   Rent-Way, Inc.+                     3,713,206
 135,350   The Men's Wearhouse, Inc.+          3,975,906
  92,550   Ultimate Electronics, Inc.+         2,290,613
  61,300   Zale Corporation+                   2,965,388
                                            ------------
                                              25,831,091
                                            ------------
     Semiconductors -- 5.0%
  45,300   Cree Research, Inc.+                3,867,488
 187,900   Pericom Semiconductor
             Corporation+                      4,944,119
  77,300   Semtech Corporation+                4,029,262
                                            ------------
                                              12,840,869
                                            ------------
     Storage -- 1.3%
 158,850   Mobile Mini, Inc.+                  3,415,275
                                            ------------
     Technology -- 1.6%
 101,350   PerkinElmer, Inc.+                  4,225,028
                                            ------------
     Telecommunications -- 3.3%
  73,800   ADTRAN, Inc.+                       3,796,088
  38,250   Gilat Satellite Networks Ltd.,
             ADR+                              4,542,188
                                            ------------
                                               8,338,276
                                            ------------
     Trucking and Freight Forwarding -- 2.3%
  82,600   Eagle USA Airfreight, Inc.+         3,562,125
 139,050   Swift Transportation Co., Inc.+     2,450,756
                                            ------------
                                               6,012,881
                                            ------------
TOTAL COMMON STOCKS
  (Cost $201,206,689)                        253,400,535
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.8%
   (Cost $4,689,000)
 $4,689,000  Agreement with State Street
                Bank and Trust Company,
                3.300% dated 12/31/1999, to
                be repurchased at $4,690,289
                on 01/03/2000, collateralized by
                $4,690,000 U.S. Treasury Note,
                6.250% maturing 02/28/2002
                (value $4,783,800)             4,689,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $37,648,81)             14.8%        37,648,816
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $243,544,505*)         115.9%       295,738,351
OTHER ASSETS AND
   LIABILITIES (Net)            (15.9)       (40,541,621)
                                -----       ------------
NET ASSETS                      100.0%      $255,196,730
                                =====       ============
---------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $36,525,267. Collateral received for securities loaned of $37,648,816 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.



Munder Value Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 97.2%
     Aerospace and Defense -- 1.9%
   35,362  Honeywell International, Inc.    $  2,039,945
                                            ------------
     Airlines -- 0.8%
   17,500  Delta Air Lines, Inc.                 871,719
                                            ------------
     Automobiles -- 0.9%
   17,300  Ford Motor Company                    924,469
                                            ------------
     Banking and Financial Services -- 14.9%
   46,475  AmSouth Bancorporation                897,548
   35,200  Chase Manhattan Corporation         2,734,600
   51,550  Citigroup, Inc.                     2,864,247
   32,300  Federal Home Loan Mortgage
             Corporation                       1,520,119
   64,400  FleetBoston Financial
             Corporation                       2,241,925
   26,000  Goldman Sachs Group, Inc.           2,448,875
   61,800  Heller Financial, Inc.              1,239,863
   46,400  PNC Bank Corporation                2,064,800
                                            ------------
                                              16,011,977
                                            ------------
     Broadcasting -- 3.9%
   57,300  Charter Communications, Inc.+       1,253,437
   38,150  MediaOne Group, Inc.+               2,930,397
                                            ------------
                                               4,183,834
                                            ------------
     Building Materials -- 1.0%
   20,780  Southdown, Inc.                     1,072,768
                                            ------------
     Business Services -- 1.6%
   45,300  Fiserv, Inc.+                       1,735,556
                                            ------------
     Computer Hardware, Software
       or Services -- 5.1%
   25,800  Affiliated Computer
             Services, Inc.+                   1,186,800
   34,600  Cabletron Systems, Inc.+              899,600
   22,400  Micron Technology, Inc.+            1,741,600
   24,300  Synopsys, Inc.+                     1,622,025
                                            ------------
                                               5,450,025
                                            ------------
     Diversified Manufacturing -- 1.6%
   44,100  Pentair, Inc.                       1,697,850
                                            ------------
     Electronics -- 4.6%
   12,920  Jabil Circuit, Inc.+                  943,160
   24,800  SCI Systems, Inc.+                  2,038,250
   11,050  Texas Instruments, Inc.             1,070,469
   29,000  Vishay Intertechnology, Inc.+         917,125
                                            ------------
                                               4,969,004
                                            ------------
     Food and Beverages -- 2.8%
   66,530  Flowers Industries, Inc.            1,060,322
   65,700  McCormick & Company, Inc.           1,954,575
                                            ------------
                                               3,014,897
                                            ------------
     Health Care Facilities -- 2.9%
   54,650  Columbia/HCA Healthcare
             Corporation                       1,601,928
   63,800  Tenet Healthcare Corporation+       1,499,300
                                            ------------
                                               3,101,228
                                            ------------
     Health Care Services -- 3.3%
   31,040  Baxter International, Inc.          1,949,700
   55,300  Trigon Healthcare, Inc.+            1,631,350
                                            ------------
                                               3,581,050
                                            ------------
     Home Furnishings and Housewares -- 3.2%
  111,150  Furniture Brands International,
             Inc.+                             2,445,300
   15,900  Whirlpool Corporation               1,034,494
                                            ------------
                                               3,479,794
                                            ------------
     Insurance -- 3.2%
   90,700  ACE Limited, ADR                    1,513,556
   22,300  Lincoln National Corporation          892,000
   17,100  MGIC Investment Corporation         1,029,206
                                            ------------
                                               3,434,762
                                            ------------
     Machinery and Heavy Equipment -- 2.5%
   20,900  Deere & Company                       906,538
   35,700  Parker-Hannifin Corporation         1,831,856
                                            ------------
                                               2,738,394
                                            ------------
     Manufacturing -- 1.1%
   54,000  Pall Corporation                    1,164,375
                                            ------------
     Metals and Mining -- 2.4%
   31,200  Alcoa, Inc.                         2,589,600
                                            ------------
     Oil and Gas -- 13.8%
   40,400  Atlantic Richfield Company          3,494,600
   82,300  Burlington Resources, Inc.          2,721,044
   68,400  ENSCO International, Inc.           1,564,650
   44,900  Noble Drilling Corporation+         1,470,475
   39,300  Occidental Petroleum
             Corporation                         849,862
   31,830  Tosco Corporation                     865,378
   34,048  Total Fina SA, ADR                  2,357,824
   24,900  Vastar Resources, Inc.              1,469,100
                                            ------------
                                              14,792,933
                                            ------------
     Paper and Forest Products -- 1.2%
   24,400  Georgia-Pacific Group               1,238,300
                                            ------------
     Pollution Control -- 3.1%
   93,000  Azurix Corporation+                   831,188
  174,600  Republic Services, Inc.+            2,509,875
                                            ------------
                                               3,341,063
                                            ------------
     Publishing -- 1.0%
   17,620  Knight-Ridder, Inc.                 1,048,390
                                            ------------
     Real Estate -- 3.4%
   25,100  Apartment Investment &
             Management Company                  999,294
   21,600  Boston Properties, Inc.               672,300
   42,700  Simon Property Group, Inc.            979,431
   26,300  Spieker Properties, Inc.              958,306
                                            ------------
                                               3,609,331
                                            ------------
     Retail -- Store -- 1.0%
   22,100  Federated Department Stores+        1,117,431
                                            ------------
     Telecommunications -- 9.2%
   37,930  ALLTEL Corporation                  3,136,337
   46,000  GTE Corporation                     3,245,875
   19,650  MCI Worldcom, Inc.+                 1,042,678
   16,600  Motorola, Inc.                      2,444,350
                                            ------------
                                               9,869,240
                                            ------------
     Tobacco -- 0.8%
   36,300  Philip Morris Companies, Inc.         841,706
                                            ------------
     Transportation -- 2.8%
   85,900  CNF Transportation, Inc.            2,963,550
                                            ------------
     Utilities -- Electric -- 3.2%
   35,200  Edison International                  921,800
   91,800  Northeast Utilities                 1,887,637
   21,500  SCANA Corporation                     577,813
                                            ------------
                                               3,387,250
                                            ------------
TOTAL COMMON STOCKS
  (Cost $97,304,392)                         104,270,441
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 19.2%
   (Cost $20,634,000)
$20,634,000   Agreement with State Street Bank and
                Trust Company, 3.300% dated 12/31/1999,
                to be repurchased at $20,639,674 on
                01/03/2000, collateralized by
                $19,720,000 U.S. Treasury Note, 7.875%
                maturing 11/15/2004
                (value $21,051,000)           20,634,000
                                            ------------
OTHER INVESTMENTS**
  (Cost $6,173,590)               5.8%         6,173,590
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $124,111,982*)         122.2%       131,078,031
OTHER ASSETS AND
   LIABILITIES (Net)            (22.2)       (23,788,236)
                                -----       ------------
NET ASSETS                      100.0%      $107,289,795
                                =====       ============

---------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $6,114,446. Collateral received for securities loaned of $6,173,590 is invested in State Street Navigator Securities Lending Trust-Prime
   Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington Emerging Markets Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 93.5%
     Brazil -- 9.8%
     86,000 Banco Bradesco SA, ADR          $    674,575
     45,000 Companhia Cervejaria Brahma,
              ADR                                630,000
     16,000 Companhia Energetica
              de Minas-Gerais, ADR               358,704
      7,750 Companhia Vale do Rio Doce,
              ADR                                214,503
     18,000 Embratel Participacoes SA, ADR       490,500
     39,800 Petroleo Brasileiro SA, ADR        1,013,451
      8,250 Tele Centro Sul Participacoes
              SA, ADR                            748,688
     33,600 Tele Norte Leste Participacoes
              SA, ADR                            856,800
     14,800 Telesp Celular Participacoes
              SA, ADR                            627,150
     20,130 Uniao De Bancos Brasileiros
              SA (Unibanco)                      606,416
     89,950 Usinas Siderurgicas de Minas
              Gerais SA, ADR                     487,970
                                            ------------
                                               6,708,757
                                            ------------
     Chile -- 1.3%
     44,000 Antofagasta Holdings Plc             305,615
      7,700 Chilectra SA, ADR                    156,980
     23,500 Compania Telecomunicaciones
              de Chile SA, ADR                   428,875
                                            ------------
                                                 891,470
                                            ------------
     China\Hong Kong -- 6.0%
    103,000 China Telecom (Hong Kong)
              Ltd.+                              642,632
    730,000 Cosco Pacific Ltd.                   605,712
    600,000 Shanghai Diesel Engine
              Company Ltd.                       111,600
  2,500,000 Shanghai Petrochemical
              Company Ltd.                       392,359
  3,400,000 TCL International
              Holdings Ltd.+                   2,361,870
                                            ------------
                                               4,114,173
                                            ------------
     Ghana -- 0.5%
    599,118 Social Security Bank                 344,287
                                            ------------
     Hungary -- 2.5%
      4,800 BorsodChem Rt.                       196,706
     29,000 Magyar Tavkozlesi Rt, ADR          1,044,000
     14,000 MOL Magyar Olaj-es Gazipari
              Rt, GDR                            294,000
      3,700 OTP Bank Rt, GDR                     215,525
                                            ------------
                                               1,750,231
                                            ------------
     India -- 5.6%
     46,000 BSES Ltd., GDR                       598,000
     28,400 Hindalco Industries Ltd., ADR,
              144A++                             671,660
     54,750 Mahindra & Mahindra Ltd.,
              GDR                                606,356
     14,025 Pentafour Software & Exports
              Ltd., GDR                          494,381
     65,300 State Bank of India, GDR             796,660
     26,890 Videsh Sanchar Nigam Ltd.,
              GDR                                666,872
                                            ------------
                                               3,833,929
                                            ------------
     Indonesia -- 3.0%
    355,000 PT Indofoods Sukses Makmur
              Tbk+                               444,544
 27,695,000 PT Lippo Bank Tbk+                   990,877
  1,100,000 PT Telekomunikasi Indonesia          625,760
                                            ------------
                                               2,061,181
                                            ------------
     Israel -- 0.9%
      5,205 Gilat Satellite Networks Ltd.,
              ADR+                               618,094
                                            ------------
     Mexico -- 12.8%
    100,000 ALFA SA de CV                        469,657
     36,000 Cemex SA de CV, ADR+               1,003,500
     12,000 Fomento Economico Mexicano
              SA de CV, ADR                      534,000
     40,000 Grupo Carso SA de CV, ADR+           398,524
     55,997 Grupo Iusacell SA, ADR+              836,455
    118,000 Grupo Mexico SA                      584,707
     40,600 Grupo Televisa SA+                 1,371,188
    145,000 Organizacion Soriana SA de CV        665,699
     20,000 Telefono de Mexico SA, ADR         2,250,000
     52,500 Tubos de Acero de Mexico SA,
              ADR                                712,031
                                            ------------
                                               8,825,761
                                            ------------
     Peru -- 0.4%
     25,000 Credicorp Ltd., ADR                  300,000
         82 Ferreyros SA, ADR                        888
                                            ------------
                                                 300,888
                                            ------------
     Poland -- 1.9%
     10,000 Bank Handlowy w Warszawie,
              GDR                                152,500
     16,500 Elektrim Spolka Akcyjna SA           163,603
     17,500 KGHM Polska Miedz SA, GDR            238,000
     10,500 ProKom, GDR                          163,275
     60,000 Telekomunikacja Polska SA,
              GDR                                382,500
     33,000 Wielkopolski Bank Kredytowy
              SA                                 223,458
                                            ------------
                                               1,323,336
                                            ------------
     Russia -- 1.4%
      9,000 Lukoil Holdings, ADR                 468,000
     28,050 Rostelecom, ADR+                     473,344
                                            ------------
                                                 941,344
                                            ------------
     Senegal -- 0.7%
     11,782 Sonatel Communications
              Corporation                        479,528
                                            ------------
     Singapore -- 1.2%
  1,050,000 China Everbright Pacific
              Limited+                           857,722
                                            ------------
     Slovakia -- 0.0%#
      2,000 Slovnaft AS, GDR                      28,000
                                            ------------
     South Africa -- 9.5%
    670,000 BOE Ltd.                             653,128
    177,192 Dimension Data Holdings Ltd.       1,111,228
     70,973 Imperial Holdings Ltd.               776,033
    230,000 M-Cell Ltd.                          889,358
    427,000 Profurn Ltd.                         471,053
     92,645 Sappi Ltd.                           915,161
    407,000 Standard Bank Investment
              Corporation Ltd.                 1,689,496
                                            ------------
                                               6,505,457
                                            ------------
     South Korea -- 15.2%
     15,000 Hankuk Electric Glass
              Company Ltd.                       634,082
     24,000 Housing & Commercial Bank,
              Korea+                             760,898
     14,000 Korea Electric Power
              Corporation                        433,994
     24,100 Korea Tobacco & Ginseng
              Corporation                        532,726
     15,088 L.G. Chemicals Ltd.                  477,023
     24,000 Medison Company                      349,802
      5,610 Pohang Iron & Steel Company
              Ltd.                               617,569
      9,571 Samsung Electronics                2,242,084
     11,500 Shinsegae Department Store
              Company                            581,330
        900 SK Telecom Company Ltd.            3,225,892
         60 SK Telecom Company Ltd.,
              ADR                                  2,292
      5,200 Trigem Computer, Inc.                577,014
                                            ------------
                                              10,434,706
                                            ------------
     Taiwan -- 8.8%
     92,000 Acer, Inc., GDR                    1,311,000
     26,175 Asustek Computer, Inc.               364,487
         62 Asustek Computer, Inc., GDR              863
     22,195 Far Eastern Textile Ltd., GDR+       536,009
     37,905 Hon Hai Precision Industry
              Company Ltd., GDR+                 732,514
     55,000 Powerchip Semiconductor
              Corporation, GDR+                  749,375
     51,300 Synnex Technology International
              Corporation, GDR                 1,349,190
      3,525 Taiwan Semiconductor
              Manufacturing Company
              Ltd., ADR                          158,625
     37,600 Winbond Electronics
              Corporation, GDR+                  869,500
                                            ------------
                                               6,071,563
                                            ------------
     Thailand -- 6.1%
    116,600 Grammy Entertainment Public
              Company Ltd.                       396,251
     47,600 KCE Electronics Public
              Company Ltd.+                      119,742
  1,500,000 National Finance Public
              Company Ltd.+                      667,065
     21,600 Siam Cement Public
              Company Ltd.+                      717,993
    700,000 TelecomAsia Corporation
              Public Company Ltd.+               910,660
    173,400 Total Access Communication
              Public Company Ltd.+               683,196
    685,000 United Broadcasting
              Corporation Public
              Company Ltd.+                      686,546
                                            ------------
                                               4,181,453
                                            ------------
     Turkey -- 5.9%
  9,391,100 Carsi Buyuk Magazacilik AS+        1,142,723
     57,644 Haci Omer Sabanci Holding
              SA, ADR                            763,783
  5,750,000 Netas Telekomunikasyon AS            763,274
 35,892,200 Turkiye Garanti Bankasi AS           542,618
  3,572,665 Vestel Elektronik Sanayi ve
              Ticaret AS+                        856,280
                                            ------------
                                               4,068,678
                                            ------------
TOTAL COMMON STOCKS
  (Cost $48,092,916)                          64,340,558
                                            ------------
INVESTMENT COMPANY SECURITIES -- 4.4%
     China\Hong Kong -- 3.1%
        215 Taipei Fund, GDR+                  2,139,250
                                            ------------
     India -- 1.3%
     40,000 Is Himalayan Fund+                   885,000
                                            ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $2,498,735)                            3,024,250
                                            ------------
PREFERRED STOCKS -- 0.1%
     Brazil -- 0.0%#
        417 Telecomunicacoes do Rio
              de Janeiro SA                           11
                                            ------------
     South Korea -- 0.1%
      1,571 Shinsegae Department Store
              Company+                            82,320
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $59,659)                                  82,331
                                            ------------
RIGHTS -- 0.0%
  (Cost $0)
     Thailand -- 0.0%
      9,520 KCE Electronics Public
              Company Ltd., expires,
              02/07/2000+                             --
                                            ------------
WARRANTS -- 0.0%#
  (Cost $3,938)
     Mexico -- 0.0%#
      2,250 Cemex SA de CV,
              expires, 12/13/2002+                 9,281
                                            ------------


Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.7%
  (Cost $1,145,000)
$1,145,000   Agreement with State Street Bank and Trust
               Company, 3.300% dated 12/31/1999, to be
               repurchased at $1,145,315 on 01/03/2000,
               collateralized by $1,170,000 U.S. Treasury
               Bond, 5.625% maturing 05/15/2001
               (value $1,168,538)              1,145,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $11,358,698)            16.5%        11,358,698
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $63,158,946*)          116.2%        79,960,118
OTHER ASSETS AND
   LIABILITIES (Net)            (16.2)       (11,159,382)
                                -----       ------------
NET ASSETS                      100.0%      $ 68,800,736
                                =====       ============

---------
  *Aggregate cost for Federal tax purposes.

 **As of December 31, 1999, the market value of the securities on loan is $11,069,648. Collateral received for securities loaned consists of $11,358,698 invested in State
   Street Navigator Securities Lending Trust-Prime
   Portfolio.

  +Non-income producing security.

 ++Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

  #Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                     See Notes to Financial Statements.




Munder Framlington Emerging Markets Funds
  Portfolio of Investments, December 31, 1998 (Unaudited)
                       (Continued)

At December 31, 1999 sector diversification of the Munder Framlington Emerging Markets Fund was a follows:

                                    % of
                                  Net Assets       Value
                                  ----------       -----
COMMON STOCKS:
Telecommunications...............    23.6%  $ 16,264,502
Banking and Financial Services...    10.8      7,421,758
Electronics......................    10.2      6,999,206
Computer Hardware, Software
    or Services..................     4.8      3,317,846
Diversified......................     3.9      2,713,612
Retail...........................     3.5      2,389,751
Building and Building Materials..     3.5      2,433,524
Oil and Gas......................     3.2      2,195,810
Broadcasting and Advertising.....     3.0      2,057,733
Metals and Mining................     2.5      1,709,758
Utilities........................     2.3      1,547,678
Food and Beverages...............     2.3      1,608,544
Private Placements...............     1.9      1,282,101
Business Services................     1.7      1,182,726
Banks............................     1.7      1,195,746
Steel............................     1.6      1,105,539
Investment Company Securities....     1.6      1,111,229
Paper and Forest Products........     1.3        915,161
Miscellaneous....................     1.3        869,500
Real Estate......................     1.2        857,722
Telecommunications
   Equipment.....................     1.1        763,274
Chemicals........................     1.0        673,728
Household Appliances and
   Home Furnishings..............     0.9        634,082
Telecommunications --
   Satellite.....................     0.9        618,094
Automobiles......................     0.9        606,356
Apparel and Textiles.............     0.8        536,009
Household Products...............     0.7        471,053
Leisure Time.....................     0.6        396,251
Medical Products.................     0.5        349,802
Other............................     0.2        112,463
                                    -----   ------------
TOTAL COMMON STOCKS .............    93.5     64,340,558
INVESTMENT COMPANY
   SECURITIES ...................     4.4      3,024,250
PREFERRED STOCKS ................     0.1         82,331
RIGHTS ..........................     0.0             --
WARRANTS ........................     0.0#         9,281
REPURCHASE AGREEMENT ............     1.7      1,145,000
OTHER INVESTMENTS ...............    16.5     11,358,698
                                    -----   ------------
TOTAL INVESTMENTS ...............   116.2     79,960,118
OTHER ASSETS AND
   LIABILITIES (Net) ............   (16.2)  (11,159,382)
                                    -----   ------------
NET ASSETS ......................   100.0%  $ 68,800,736
                                    =====   ============

------------
# Amount represents less than 0.1% of net assets.




Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- DOMESTIC -- 80.0%
     Biotechnology -- 29.8%
  4,000    Abegenix, Inc.+                   $   530,000
  1,960    Affymetrix, Inc.+                     332,587
 12,500    Alexion Pharmaceuticals, Inc.+        376,562
 35,000    Ariad Pharmaceuticals, Inc.+           98,438
  7,000    Biomatrix, Inc.+                      134,750
 13,000    Corixa Corporation+                   221,000
 32,000    Cubist Pharmaceuticals, Inc.+         616,000
 15,000    Digene Corporation+                   185,051
 20,000    Gene Logic+                           530,000
  3,500    Gilead Sciences, Inc.+                189,438
  6,000    ICOS Corporation+                     175,500
  5,000    Incyte Pharmaceuticals, Inc.+         300,000
  4,875    Invitrogen Corporation+               292,500
  1,100    Maxygen, Inc.+                         78,100
 14,000    Medarex, Inc.+                        521,500
  4,000    Millennium Pharmaceuticals, Inc.+     488,000
 15,000    Neurocrine Biosciences, Inc.+         371,250
 16,000    NPS Pharmaceuticals, Inc.+            196,000
 25,000    OSI Pharmaceuticals, Inc.+            198,437
 15,000    Pharmacopeia, Inc.+                   339,375
  8,000    Pharmacyclics, Inc.+                  330,000
 15,000    Synaptic Pharmaceutical
             Corporation+                        101,250
  6,000    TranskaryoticTherapies, Inc.+         231,000
 10,000    Trimeris, Inc.+                       236,250
 12,000    Vical, Inc.+                          359,250
                                            ------------
                                               7,432,238
                                            ------------
     Contract Sales and Research
       Organizations -- 4.3%
  7,000    Accredo Health, Inc.+                 215,250
 17,000    Aurora Bioscience Corporation+        450,500
  8,000    BioReliance Corporation+               45,750
  9,000    Pharmaceutical Product
             Development, Inc.+                  106,875
  8,000    Quintiles TransNational
             Corporation+                        149,500
 19,100    US Oncology, Inc.+                     94,306
                                            ------------
                                               1,062,181
                                            ------------
     Distribution and Marketing Services -- 3.0%
 11,000    Advance Paradigm, Inc.+               237,188
 15,000    Healthworld Corporation+              311,250
 16,000    Omnicare, Inc.                        192,000
                                            ------------
                                                 740,438
                                            ------------
     Drugs -- 15.2%
 18,600    AVANT Immunotherapeutics,
             Inc.+                                45,919
  3,500    Celgene Corporation+                  245,000
  3,950    ChiRex, Inc.+                          57,769
 15,000    Collagenex Pharmaceuticals, Inc.+     375,000
 25,825    Connetics Corporation+                271,163
    175    Crescendo Pharmaceuticals
             Corporation+                          3,199
 13,000    CV Therapeutics, Inc.+                338,812
  3,000    Forest Laboratories, Inc.+            184,313
 10,000    GelTex Pharmaceuticals, Inc.+         128,125
  7,500    Jones Medical Industries, Inc.        325,781
 10,000    Medicis Pharmaceutical
             Corporation+                        425,625
  3,000    Medimmune, Inc.+                      497,625
  3,000    Sepracor, Inc.+                       297,562
  9,000    United Therapeutics
             Corporation+                        414,000
  4,000    Watson Pharmaceuticals, Inc.+         143,250
  8,000    Zonagen, Inc.+                         35,000
                                            ------------
                                               3,788,143
                                            ------------
     Drug Delivery -- 1.9%
 10,000    Anesta Corporation+                   171,875
  7,000    Inhale Therapeutic Systems+           297,938
                                            ------------
                                                 469,813
                                            ------------
     Hospital/Medical Services -- 1.9%
 15,190    American Healthcorp, Inc.+             69,304
  8,000    Amsurg Corporation, Class A+           52,000
 15,000    Amsurg Corporation, Class B+           97,500
  4,000    Express Scripts, Inc., Class A+       256,000
                                            ------------
                                                 474,804
                                            ------------
     Managed Health Care -- 4.7%
 20,000    Hanger Orthopedic Group+              200,000
  8,000    IMPATH, Inc.+                         203,500
 40,000    ProMedCo Management
             Company+                            117,500
 10,000    Renal Care Group, Inc.+               233,750
 25,000    Renex Corporation+                    232,812
 14,000    Res-Care, Inc.+                       178,500
                                            ------------
                                               1,166,062
                                            ------------
     Medical Devices -- 14.7%
 25,000    Aksys Ltd.+                           121,875
  4,000    ArthroCare Corporation+               244,000
  5,000    Bionx Implants, Inc.+                  15,625
 12,000    Cyberonics, Inc.+                     191,250
 18,000    Endocardial Solutions, Inc.+          157,500
 30,500    EndoSonics Corporation+               137,250
 20,000    EPIX Medical, Inc.+                   200,000
  8,000    Gliatech, Inc.+                       133,000
  4,000    Guidant Corporation                   188,000
 40,000    LifeCell Corporation+                 205,000
 13,000    Lifecore Biomedical, Inc.+            274,625
 40,000    LJL Biosystems, Inc.+                 315,000
  6,000    Medtronic, Inc.                       218,625
  3,500    MiniMed, Inc.+                        256,375
  9,000    Molecular Devices Corporation+        468,000
  8,000    Novoste Corporation+                  132,000
  9,350    ResMed, Inc.+                         390,362
                                            ------------
                                               3,648,487
                                            ------------
     Medical Information Systems -- 3.6%
  7,000    Allscripts, Inc.+                     308,000
  1,325    eBenX, Inc.+                           59,956
 15,000    First Consulting Group, Inc.+         232,500
  8,825    InfoCure Corporation+                 275,230
  1,155    MedicaLogic, Inc.+                     24,255
                                            ------------
                                                 899,941
                                            ------------
     Medical Services -- 0.9%
  9,000    MedQuist, Inc.+                       232,313
                                            ------------

TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $13,691,144)                          19,914,420
                                            ------------
COMMON STOCKS -- FOREIGN -- 16.5%
     Biotechnology -- 8.4%
 25,000    Celltech Group Plc+                   213,623
  5,000    Cerep+                                105,772
 30,400    KS Biomedix Holdings+                 283,828
 12,000    Maxim Pharmaceutical+                 246,798
  4,000    NeuroSearch A/S+                      142,376
 10,200    Oxford Asymmetry International
             Plc+                                 53,877
800,000    Oxford BioMedica Plc+                 436,131
  1,250    Oxford Glyco Sciences+                 10,499
108,000    Peptide Therapeutics Group+            87,226
 20,000    Pharming Group NV+                    191,396
 37,500    Shield Diagnostics Group Plc+         333,156
                                            ------------
                                               2,104,682
                                            ------------
     Drugs -- 4.7%
 64,000    AMRAD Corporation Ltd.+                35,714
  8,000    BioChem Pharma, Inc.+                 174,000
 22,000    Bioglan Pharma Plc+                   222,104
    150    CliniChem Development, Inc.+            1,331
  7,225    Galen Holdings Plc                     58,936
  1,750    H. Lundbeck A/S                        69,868
  8,650    Karo Bio AB+                          125,038
 20,000    Shire Pharmaceuticals Group
             Plc+                                198,682
  4,000    Teva Pharmaceutical, ADR              286,750
                                            ------------
                                               1,172,423
                                            ------------
     Medical Devices -- 3.2%
 10,000    Biora AB+                              51,005
 50,000    Chemunex SA+                           29,213
    210    CyBio AG+                               8,567
 60,000    Gyrus Group Plc+                      261,679
 60,000    NMT Group Plc+                         93,526
  6,000    Ortivus AB+                            29,545
  4,300    QIAGEN N.V., ADR+                     324,650
                                            ------------
                                                 798,185
                                            ------------
     Medical Services -- 0.2%
  3,000    TLC Laser Eye Centers, Inc.+           39,187
                                            ------------

TOTAL COMMON STOCKS -- FOREIGN
  (Cost $3,507,298)                            4,114,477
                                            ------------
WARRANTS -- 0.0%
  (Cost $0)
     Drugs -- 0.0%
  2,400    AVANT Immunotherapeutics,
             Inc., expires 08/24/03+                  --
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 0.6%
   (Cost $160,000)
$160,000   Agreement with State Street
             Bank and Trust Company,
             3.300% dated 12/31/1999,
             to be repurchased at $160,044
             on 01/03/2000, collateralized
             by $165,000 U.S. Treasury Note,
             5.625% maturing 05/15/2001
             (value $164,794)                    160,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $5,385,214)             21.6%         5,385,214
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $22,743,656*)          118.7%        29,574,111
OTHER ASSETS AND
   LIABILITIES (Net)            (18.7)        (4,663,836)
                                -----       ------------
NET ASSETS                      100.0%      $ 24,910,275
                                =====       ============

---------

 * Aggregate cost for Federal tax purposes.

 + Non-income producing security.

** As of December 31, 1999, the market value of the securities on loan is $5,110,909. Collateral received for securities loaned includes $4,100 in U.S.
   Government securities and the remaining $5,381,114 invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington International Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 92.3%
     Australia -- 1.7%
   18,000  Australia & New Zealand
              Banking Group Ltd.            $    130,944
   30,000  Broken Hill Proprietary
              Company Ltd.                       393,920
   93,275  ecorp Ltd.+                           233,306
   20,000  News Corporation Ltd.                 194,193
   80,000  Telstra Corporation Ltd.              282,032
   30,000  WMC Ltd.                              165,438
                                            ------------
                                               1,399,833
                                            ------------
     Belgium -- 0.9%
   16,200  Lernout & Hauspie Speech
              Products NV+                       749,250
                                            ------------
     China\Hong Kong -- 2.3%
  170,000  China Everbright Ltd.                 138,869
   90,000  China Telecom (Hong Kong)
              Ltd.+                              561,523
  240,000  Cosco Pacific Ltd.                    199,138
   28,000  Dao Heng Bank Group Ltd.              144,439
   28,000  Hutchison Whampoa Ltd.                407,024
  600,000  Shanghai Diesel Engine
              Company Ltd., B Shares             111,600
  600,000  TCL International Holdings
              Ltd.+                              416,801
                                            ------------
                                               1,979,394
                                            ------------
     Finland -- 3.0%
   10,600  Nokia AB Oyj                        1,922,023
   18,400  Sampo Insurance Oyj,
              A Shares                           643,173
                                            ------------
                                               2,565,196
                                            ------------
     France -- 10.5%
   11,253  Aventis SA                            652,937
    6,300  AXA                                   878,328
   11,250  Banque Nationale de Paris           1,038,074
    3,000  Castorama Dubois SA                   912,659
   10,100  Credit Lyonnais SA+                   461,910
   12,000  Pechiney SA                           857,657
    2,700  Publicis SA                         1,019,941
    8,200  STMicroelectronics NV               1,262,169
    6,707  Total Fina SA, Class B                895,209
    9,750  Vivendi                               880,512
                                            ------------
                                               8,859,396
                                            ------------
     Germany -- 3.0%
   11,900  Bayerische Hypo-Und
              Vereinsbank AG                     812,750
    7,000  Mannesmann AG                       1,688,821
                                            ------------
                                               2,501,571
                                            ------------
     Ireland -- 1.2%
   28,000  Global TeleSystems Group,
              Inc.+                              969,500
                                            ------------
     Italy -- 2.3%
  130,000  ENI SpA                               715,017
   90,000  Telecom Italia SpA                  1,269,260
                                            ------------
                                               1,984,277
                                            ------------
     Japan -- 27.8%
    3,800  Aiful Corporation                     464,911
   80,000  Asahi Bank, Ltd.                      493,296
   13,000  Canon, Inc.                           516,590
   13,000  Computer Engineering &
              Consulting Ltd.                    347,362
   18,800  Credit Saison Company Ltd.            327,533
       30  DDI Corporation                       411,080
    8,000  Family Mart Company Ltd.              532,446
   27,000  FCC Company Ltd.                      449,251
   17,000  Fuji Machine MFG Company
              Ltd.                             1,371,048
   34,000  Fujisawa Pharmaceutical
              Company Ltd.                       825,291
   17,000  Honda Motor Company Ltd.              632,280
    3,200  Keyence Corporation                 1,299,795
   20,000  Kokuyo Company                        266,223
  120,000  Marubeni Corporation                  503,866
   13,000  Marui Company Ltd.                    194,167
   23,700  Meitec Corporation                    753,891
  117,000  Mitsubishi Chemical
              Corporation                        412,254
  176,000  Mitsubishi Heavy Industries           587,413
   11,900  Nichiei Company Ltd.                  258,569
   40,000  Nikko Securities Company Ltd.         506,215
  200,000  Nippon Steel Corporation              467,848
   32,000  Nomura Securities Company
              Ltd.                               577,860
   61,000  NSK Ltd.                              417,334
       20  NTT Mobile Communications
              Network, Inc.                      769,306
   40,000  Onward Kashiyama Company
              Ltd.                               548,106
    3,700  Orix Corporation                      833,650
   43,000  Ricoh Company Ltd.                    810,590
    4,000  Rohm Company                        1,644,318
   13,000  Shin-Etsu Chemical Company
              Ltd.                               559,851
    6,000  Sony Corporation                    1,779,387
   28,000  Sumitomo Bank Ltd.                    383,400
   32,000  Sumitomo Electric Industries          369,893
   41,000  Sumitomo Trust & Banking              276,891
   20,000  The Bank of Tokyo-Mitsubishi
              Ltd.                               278,751
    5,000  Tokyo Electron Ltd.                   685,133
   70,000  Toshiba Corporation                   534,404
   43,000  Ube-Nitto Kasei Company Ltd.          164,138
    8,600  World Company Ltd.                  1,069,003
   47,000  Yamato Kogyo Company Ltd.             212,068
                                            ------------
                                              23,535,412
                                            ------------
     Netherlands -- 6.0%
   30,370  ABN AMRO Holdings NV                  758,712
   10,200  Equant NV+                          1,157,989
   12,500  Getronics NV                          997,276
   11,000  ING Groep NV                          664,186
    2,450  KPNQwest NV+                          163,135
   10,700  United Pan-Europe
              Communicatins NV+                1,368,887
                                            ------------
                                               5,110,185
                                            ------------
     Portugal -- 0.8%
  121,500  Banco Comercial Portugues
              SA (BCP)                           674,385
                                            ------------
     Singapore -- 0.7%
   40,000  Datacraft Asia Ltd.                   332,000
   25,000  Singapore Airlines Ltd.               283,699
                                            ------------
                                                 615,699
                                            ------------
     Slovakia -- 0.0%#
    2,000  Slovnaft AS, GDR                       28,000
                                            ------------
     South Korea -- 1.4%
    4,000  Hankuk Electric Glass Company
              Ltd.                               169,089
    8,000  Korea Electric Power
              Corporation, ADR                   134,000
    8,000  Korea Tobacco & Ginseng
              Corporation+                       176,839
    2,000  Pohang Iron & Steel Company
              Ltd.                               220,167
    1,846  Samsung Electronics                   432,440
    1,854  SK Telecom Company Ltd.,
              ADR                                 71,147
                                            ------------
                                               1,203,682
                                            ------------
     Spain -- 5.8%
   32,000  Argentaria SA                         752,047
   25,000  Cortefiel SA                          654,777
   26,800  Sogecable SA+                       1,711,608
   60,000  Sol Melia SA                          680,566
   44,569  Telefonica SA                       1,113,432
                                            ------------
                                               4,912,430
                                            ------------
     Sweden -- 4.3%
   25,000  Ericsson (L.M.) AB, Class B         1,607,122
  105,000  Nordbanken Holding AB                 616,994
   81,000  Orvitus AB, Series B+                 398,860
   33,000  Skandia Forsakrings AB                996,709
                                            ------------
                                               3,619,685
                                            ------------
     Switzerland -- 4.6%
    1,451  Adecco SA                           1,129,963
      500  Novartis AG                           734,158
       70  Roche Holdings AG                     830,874
    2,500  UBS AG -- Registered                  675,124
      950  Zurich Allied AG                      541,732
                                            ------------
                                               3,911,851
                                            ------------
     Thailand -- 0.6%
  121,000  Total Access Communication
              Public Company Ltd.+               476,740
                                            ------------
     United Kingdom -- 15.4%
  144,500  BBA Group Plc                       1,197,398
   85,000  Bowthorpe Plc                       1,493,830
   89,000  BP Amoco Plc                          898,396
   80,000  Compass Group Plc                   1,098,404
   10,000  Energis Plc+                          480,552
   50,000  Hays Plc                              797,958
   45,000  HSBC Holdings Plc                     623,667
   26,500  Laporte Plc                           232,006
   45,000  Logica Plc                          1,163,016
  102,000  Norwich Union Plc                     781,789
   53,000  Ocean Group Plc                       988,806
   22,000  Pearson Plc                           716,062
   77,000  Smithkline Beecham Plc                976,368
  170,000  Vodafone Group Plc                    847,391
  157,692  Williams Plc                          718,310
                                            ------------
                                              13,013,953
                                            ------------
TOTAL COMMON STOCKS
  (Cost $51,049,305)                          78,110,439
                                            ------------
PREFERRED STOCKS -- 3.1%
     Germany -- 3.1%
   17,000  Fresenius Medical Care AG             707,260
      300  Porsche AG                            821,997
    1,725  SAP AG                              1,039,132
                                            ------------
                                               2,568,389
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $2,050,983)                            2,568,389
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 2.6%
   (Cost $2,210,000)
$2,210,000    Agreement with State Street Bank and
                Trust Company, 3.300% dated 12/31/1999,
                to be repurchased at $2,210,608 on
                01/03/2000, collateralized by $2,205,000
                U.S. Treasury Note, 6.625% maturing
                03/31/2002 (value
                $2,257,369)                    2,210,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $1,861,800)              2.2%         1,861,800
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $57,172,088*)          100.2%        84,750,628
OTHER ASSETS AND
   LIABILITIES (Net)             (0.2)          (136,647)
                                -----       ------------
NET ASSETS                      100.0%      $ 84,613,981
                                =====       ============

----------

 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $1,856,250. Collateral received for securities loaned includes $793,800 in U.S.
   Government securities and the remaining $1,068,000 invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
     (Continued)

At December 31, 1999 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                   % of
                                  Net Assets       Value
                                  ----------       -----
COMMON STOCKS:
Banking and Financial Services...    13.6%   $11,495,740
Electronics......................    13.2     11,151,206
Telecommunications...............    12.5     10,616,656
Oil and Gas......................     5.3      4,458,644
Drugs and Health Care............     4.8      4,019,628
Diversified Industrial...........     4.8      4,088,587
Insurance........................     4.5      3,841,731
Machinery........................     3.7      3,155,859
Retail...........................     2.7      2,294,049
Broadcasting.....................     2.3      1,905,801
Computers........................     2.1      1,807,866
Apparel and Textiles.............     1.9      1,617,109
Software.........................     1.8      1,510,378
Chemicals........................     1.6      1,368,249
Metal Processing.................     1.5      1,274,991
Air Travel.......................     1.5      1,272,505
Electric and Electrial Equipment.     1.4      1,167,851
Automotive.......................     1.4      1,193,131
Private Placements...............     1.3      1,129,963
Food and Beverages...............     1.3      1,098,404
Communication Services...........     1.3      1,101,306
Business Services................     1.2      1,031,264
Advertising......................     1.2      1,019,942
Holding Companies --
   Diversified...................     1.1        915,201
Building and Building Materials..     0.9        762,435
Steel............................     0.8        688,015
Hotels...........................     0.8        680,565
Pharmaceuticals and Medical
   Supplies......................     0.5        398,860
Forest Paper and Products........     0.3        266,223
Other............................     1.0        778,280
                                    -----    -----------
TOTAL COMMON STOCKS .............    92.3     78,110,439
PREFERRED STOCKS ................     3.1      2,568,389
REPURCHASE AGREEMENT ............     2.6      2,210,000
OTHER INVESTMENTS ...............     2.2      1,861,800
                                    -----    -----------
TOTAL INVESTMENTS ...............   100.2     84,750,628
OTHER ASSETS AND
   LIABILITIES (Net) ............    (0.2)     (136,647)
                                    -----    -----------
NET ASSETS ......................   100.0%   $84,613,981
                                    =====    ===========




The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
ASSETS:
Investments, at value See accompanying
  schedules:
    Securities  .............................   $38,321,932     $205,689,072    $296,059,442    $90,387,234     $764,489,652
    Repurchase Agreements  ..................     2,669,000       10,109,000       3,543,000      3,538,000       39,000,000
                                                -----------     ------------    ------------    -----------     ------------
Total Investments  ..........................    40,990,932      215,798,072     299,602,442     93,925,234      803,489,652
Cash  .......................................           769              896           2,403            368              981
Interest receivable  ........................       100,559              927             325            324            3,575
Dividends receivable  .......................        13,670          403,794         273,051          2,844          504,741
Receivable for investment securities sold  ..         6,085        1,903,735         984,534             --        3,530,507
Receivable for Fund shares sold  ............       205,829           57,462         365,615      1,178,407        1,320,575
Receivable from investment advisor  .........            --               --              --             --               --
Unamortized organization costs  .............            --               --              --             --               --
Receivable for future variation margin  .....            --               --              --             --               --
Prepaid expenses and other assets  ..........        24,861           29,161          27,676         30,318           54,788
                                                -----------     ------------    ------------    -----------     ------------
Total Assets  ...............................    41,342,705      218,194,047     301,256,046     95,137,495      808,904,819
                                                -----------     ------------    ------------    -----------     ------------
LIABILITIES:
Due to custodian  ...........................            --               --              --             --               --
Unrealized depreciation of foreign currency
  and net other assets  .....................            --               --              24             --               --
Payable for Fund shares redeemed  ...........         2,207          595,648      15,348,204         45,600        1,297,303
Payable for investment securities purchased              --        3,360,197              --             --               --
Payable upon return of securities loaned  ...     5,310,662        8,980,963      55,473,436     15,883,572       40,028,728
Investment advisory fee payable  ............        18,807          129,272         149,349         59,496          473,448
Administration fee payable  .................            37           21,390          22,399          6,726           71,492
Shareholder servicing fees payable  .........         4,882           34,496          25,118            816           65,795
Distribution fees payable  ..................         2,989            5,048           5,537         28,138           82,511
Transfer agent fee payable  .................         3,982           13,100           9,320          1,183           44,553
Custodian fees payable  .....................        10,169           12,855          40,734          8,381           52,608
Accrued Trustees'/Directors' fees and
  expenses  .................................           237            1,264           1,149            247            6,005
Accrued expenses and other payables  ........        19,265           66,495          69,400         20,514          431,398
                                                -----------     ------------    ------------    -----------     ------------
Total Liabilities  ..........................     5,373,237       13,220,728      71,144,670     16,054,673       42,553,841
                                                -----------     ------------    ------------    -----------     ------------
NET ASSETS  .................................   $35,969,468     $204,973,319    $230,111,376    $79,082,822     $766,350,978
                                                ===========     ============    ============    ===========     ============
Investments, at cost  .......................   $36,356,465     $178,254,405    $203,937,581    $71,221,492     $554,481,406
                                                ===========     ============    ============    ===========     ============

                     See Notes to Financial Statements.



                                     44




    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------

    $61,820,663     $103,384,149    $291,049,351    $110,444,031    $78,815,118     $29,414,111     $82,540,628
        174,000               --       4,689,000      20,634,000      1,145,000         160,000       2,210,000
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     61,994,663      103,384,149     295,738,351     131,078,031     79,960,118      29,574,111      84,750,628
            154               --             304              85          7,371           1,133       1,244,609
             16               --             430           1,891            105              15             203
        652,235          155,438          15,558         209,984         84,358             225          60,249
      1,062,435          164,523              --         988,517         24,111         491,292             119
        275,369          146,451         349,937         222,237        206,093         388,504         487,163
             --               --              --              --          5,073             931              --
             --               --              --           8,162          3,384           2,771          12,490
             --               --              --             528             --              --              --
         27,795           30,858          30,380          33,436         28,918          31,396          40,051
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     64,012,667      103,881,419     296,134,960     132,542,871     80,319,531      30,490,378      86,595,512
    -----------     ------------    ------------    ------------    -----------     -----------     -----------

             --          418,653              --              --             --              --              --
             --               --              --              --             18              --           1,046
         63,096          138,021       2,960,074      18,889,923         34,596           3,118           1,872
             --               --              --              --             --         150,307              --
             --       12,244,881      37,648,816       6,173,590     11,358,698       5,385,214       1,861,800
         38,488           56,463         155,253          77,378         65,954          17,360          65,968
          6,315            9,336          24,749          12,569          5,897           1,957           7,407
            292            8,304          15,976           1,292          8,061              17             500
          3,860            3,907          14,169           2,914          1,700           8,943           1,175
          4,840            7,533          19,549           8,854          1,969             992           2,734
          8,219           11,218          24,186          12,096         35,986           9,755          31,956
            375              565           1,319             664            271             100             369
         56,445           64,865          74,139          73,796          5,645           2,340           6,704
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
        181,930       12,963,746      40,938,230      25,253,076     11,518,795       5,580,103       1,981,531
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
    $63,830,737     $ 90,917,673    $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ===========     ============    ============    ============    ===========     ===========     ===========
    $69,830,601     $102,502,272    $243,544,505    $124,111,982    $63,158,946     $22,743,656     $57,172,088
    ===========     ============    ============    ============    ===========     ===========     ===========




                                     45


The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
NET ASSETS consist of:
Undistributed net investment income/(loss) ..   $    33,812     $     58,121    $   (429,628)   $  (429,307)    $   (632,354)
Accumulated net realized gain/(loss) on
  investments sold, futures contracts and
  currency transactions  ....................     2,378,390        4,414,129       2,638,142      5,095,942       20,417,453
Net unrealized appreciation/(depreciation)
  of investments, foreign currency and net
  other assets  .............................     4,634,467       37,543,667      95,661,645     22,703,742      249,008,246
Par value  ..................................         3,366           15,081          12,143         29,663          362,775
Paid-in capital in excess of par value  .....    28,919,433      162,942,321     132,229,074     51,682,782      497,194,858
                                                -----------     ------------    ------------    -----------     ------------
                                                $35,969,468     $204,973,319    $230,111,376    $79,082,822     $766,350,978
                                                ===========     ============    ============    ===========     ============
NET ASSETS:
Class A Shares  .............................   $ 2,349,353     $  6,817,552    $  7,239,514    $17,381,929     $ 58,765,968
                                                ===========     ============    ============    ===========     ============
Class B Shares  .............................   $ 2,965,230     $  3,458,848    $  2,173,936    $24,260,509     $ 70,801,194
                                                ===========     ============    ============    ===========     ============
Class C Shares  .............................   $   689,090     $    939,918    $  2,966,785    $ 9,565,287     $ 12,035,526
                                                ===========     ============    ============    ===========     ============
Class K Shares  .............................   $24,133,755     $165,311,576    $122,690,785    $ 4,288,155     $332,193,412
                                                ===========     ============    ============    ===========     ============
Class Y Shares  .............................   $ 5,832,040     $ 28,445,425    $ 95,040,356    $23,586,942     $292,554,878
                                                ===========     ============    ============    ===========     ============
SHARES OUTSTANDING:
Class A Shares  .............................       220,163          501,644         382,532        646,141        2,782,699
                                                ===========     ============    ============    ===========     ============
Class B Shares  .............................       278,975          255,627         117,057        923,564        3,529,493
                                                ===========     ============    ============    ===========     ============
Class C Shares  .............................        64,562           69,542         158,252        363,878          599,236
                                                ===========     ============    ============    ===========     ============
Class K Shares  .............................     2,256,962       12,161,555       6,489,404        159,876       15,729,333
                                                ===========     ============    ============    ===========     ============
Class Y Shares  .............................       545,568        2,092,197       4,995,461        872,812       13,636,723
                                                ===========     ============    ============    ===========     ============
CLASS A SHARES:
Net asset value and redemption price per
  share  ....................................       $ 10.67           $13.59          $18.93         $26.90           $21.12
                                                    =======           ======          ======         ======           ======
Maximum sales charge  .......................          5.50%            5.50%           5.50%          5.50%            5.50%
Maximum offering price per share  ...........       $ 11.29           $14.38          $20.03         $28.47           $22.35
                                                    =======           ======          ======         ======           ======
CLASS B SHARES:
Net asset value and offering price per
  share*  ...................................       $ 10.63           $13.53          $18.57         $26.27           $20.06
                                                    =======           ======          ======         ======           ======
CLASS C SHARES:
Net asset value and offering price per
  share*  ...................................       $ 10.67           $13.52          $18.75         $26.29           $20.08
                                                    =======           ======          ======         ======           ======
CLASS K SHARES:
Net asset value, offering price and
  redemption price per share  ...............       $ 10.69           $13.59          $18.91         $26.82           $21.12
                                                    =======           ======          ======         ======           ======
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ...............       $ 10.69           $13.60          $19.03         $27.02           $21.45
                                                    =======           ======          ======         ======           ======

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.




                                     46



    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
    $    (4,103)    $   229,980     $   (988,576)   $    254,673    $   151,996     $  (159,753)    $(1,203,401)

     (7,057,822)     (5,223,791)     (54,438,124)      1,526,265     (9,080,204)       (100,243)      1,751,677

     (7,835,938)        881,877       52,193,846       6,966,049     16,798,386       6,830,459      27,580,381
         57,640          76,728           14,191          75,027         46,600          15,549          51,921
     78,670,960      94,952,879      258,415,393      98,467,781     60,883,958      18,324,263      56,433,403
    -----------     -----------     ------------    ------------    -----------     -----------     -----------
    $63,830,737     $90,917,673     $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $ 2,663,178     $ 3,659,435     $ 15,345,515    $  2,540,433    $ 1,039,716     $ 4,951,235     $ 2,158,035
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $ 3,185,153     $ 2,561,987     $  9,640,395    $  2,486,698    $ 1,951,969     $ 9,408,680     $   908,036
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $   702,082     $ 1,324,933     $  3,642,899    $    480,755    $   694,607     $ 2,226,938     $   469,417
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $ 1,018,751     $40,301,531     $ 80,935,221    $  6,200,401    $41,441,747     $    83,489     $ 2,491,515
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $56,261,573     $43,069,787     $145,632,700    $ 95,581,508    $23,672,697     $ 8,239,933     $78,586,978
    ===========     ===========     ============    ============    ===========     ===========     ===========

        240,793         308,423          855,511         177,997         69,858         306,473         132,371
    ===========     ===========     ============    ============    ===========     ===========     ===========
        288,218         218,479          571,020         176,640        133,142         595,177          56,469
    ===========     ===========     ============    ============    ===========     ===========     ===========
         63,268         113,252          212,307          34,193         47,792         140,942          29,125
    ===========     ===========     ============    ============    ===========     ===========     ===========
         92,289       3,403,030        4,537,973         434,338      2,810,979           5,175         153,154
    ===========     ===========     ============    ============    ===========     ===========     ===========
      5,079,385       3,629,579        8,014,680       6,679,524      1,598,244         507,163       4,820,934
    ===========     ===========     ============    ============    ===========     ===========     ===========

         $11.06          $11.86           $17.94          $14.27         $14.88          $16.16          $16.30
         ======          ======           ======          ======         ======          ======          ======
           5.50%           5.50%            5.50%           5.50%          5.50%           5.50%           5.50%
         $11.70          $12.56           $18.98          $15.10         $15.75          $17.10          $17.25
         ======          ======           ======          ======         ======          ======          ======

         $11.05          $11.73           $16.88          $14.08         $14.66          $15.81          $16.08
         ======          ======           ======          ======         ======          ======          ======

         $11.10          $11.70           $17.16          $14.06         $14.53          $15.80          $16.12
         ======          ======           ======          ======         ======          ======          ======

         $11.04          $11.84           $17.84          $14.28         $14.74          $16.13          $16.27
         ======          ======           ======          ======         ======          ======          ======

         $11.08          $11.87           $18.17          $14.31         $14.81          $16.25          $16.30
         ======          ======           ======          ======         ======          ======          ======




                                     47



The Munder Funds
  Statements of Operations, Period Ended December 31, 1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
INVESTMENT INCOME:
Interest  ...................................   $  359,875      $    247,694    $    60,132     $    64,619     $ 1,104,655
Dividends (a)  ..............................      107,760         2,569,656      1,891,164           7,926       2,870,227
Other  ......................................        6,494             6,163        172,913          14,335           1,194
                                                ----------      ------------    -----------     -----------     -----------
      Total investment income  ..............      474,129         2,823,513      2,124,209          86,880       3,976,076
                                                ----------      ------------    -----------     -----------     -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares  ...........................        2,128             7,182          8,599          14,658          60,948
  Class B Shares  ...........................       11,206            18,073          7,406          82,004         432,619
  Class C Shares  ...........................        2,317             6,366         11,939          34,157          60,794
Shareholder servicing fees:
  Class K Shares  ...........................       30,972           225,701        135,025           3,652         369,471
Investment advisory fee  ....................      121,364           834,799        809,042         278,944       3,375,254
Administration fee  .........................       19,424           115,762        112,048          28,977         380,714
Transfer agent fee  .........................        8,846            47,500         41,226          10,329         147,034
Custodian fees  .............................       23,903            28,700         96,245          15,168          82,240
Legal and audit fees  .......................        1,906             9,445          8,137           1,868          30,048
Trustees'/Directors' fees and expenses  .....          892             4,544          3,889             939          13,526
Amortization of organization costs  .........           --                --             --              --              --
Registration and filing fees  ...............        9,541            15,093         14,077          14,976          37,894
Other  ......................................           --            44,916         65,760          35,197         246,303
                                                ----------      ------------    -----------     -----------     -----------
      Total Expenses  .......................      232,499         1,358,081      1,313,393         520,869       5,236,845
Fees waived and/or expenses reimbursed by
  investment advisor  .......................           --                --             --          (4,682)       (628,415)
                                                ----------      ------------    -----------     -----------     -----------
      Net Expenses  .........................      232,499         1,358,081      1,313,393         516,187       4,608,430
                                                ----------      ------------    -----------     -----------     -----------
NET INVESTMENT INCOME/(LOSS)  ...............      241,630         1,465,432        810,816        (429,307)       (632,354)
                                                ----------      ------------    -----------     -----------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions (b)  ................    3,861,386         4,414,739     15,472,825      11,841,642      25,050,287
  Futures contracts  ........................           --                --             --              --              --
  Foreign currency transactions  ............           --                --         (1,014)             --              --
Net change in unrealized appreciation/
  (depreciation) of:
  Securities  ...............................     (609,121)      (18,042,122)    39,467,820      12,896,997      (6,604,880)
  Foreign currency and net other assets  ....           --                --          6,515              --              --
                                                ----------      ------------    -----------     -----------     -----------
Net realized and unrealized gain/(loss) on
  investments  ..............................    3,252,265       (13,627,383)    54,946,146      24,738,639      18,445,407
                                                ----------      ------------    -----------     -----------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ................   $3,493,895      $(12,161,951)   $55,756,962     $24,309,332     $17,813,053
                                                ==========      ============    ===========     ===========     ===========

----------------
(a) Net of foreign withholding taxes of $6,680, $114,119, $19,000, $194, $26,695 for Munder Growth & Income Fund, Munder International Equity Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $112,803 for Munder Framlington Emerging Markets Fund.

                     See Notes to Financial Statements.




                                     48



    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
    $     33,132    $    136,563    $   293,561     $    155,921    $    22,545     $    4,719      $    24,302
       2,834,384         806,465        195,039        1,015,509        596,490          1,888          244,536
              --          11,394         84,988            9,157         15,193         13,574           21,554
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
       2,867,516         954,422        573,588        1,180,587        634,228         20,181          290,392
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

           3,455           5,839         20,159            3,353            927          4,248            3,277
          21,203          14,131         41,023           16,176          7,168         35,441            3,402
           4,839           7,647         17,320            6,400          2,651          8,147              718

           2,599          72,909        126,863           10,138         39,077             83            2,545
         262,391         434,437      1,015,768          514,656        323,571         90,414          354,589
          36,880          60,290        140,879           72,328         26,912          9,392           36,835
          15,475          26,372         59,436           29,535          9,809          3,408           13,047
          12,201          19,046         40,039           21,995         96,328         18,546           83,071
           3,105           5,238         12,215            5,895          1,871            647            2,134
           1,508           2,568          5,880            2,895            933            336            1,251
           3,739              --             --            5,492            143            249            2,516
          10,570          14,658         16,906           12,673         11,800         10,931           11,520
          36,693          44,434         65,676           52,172         18,770          9,824            8,152
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
         414,658         707,569      1,562,164          753,708        539,960        191,666          523,057
              --              --             --               --        (57,728)       (15,386)         (19,222)
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
         414,658         707,569      1,562,164          753,708        482,232        176,280          503,835
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
       2,452,858         246,853       (988,576)         426,879        151,996       (156,099)        (213,443)
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

      (5,110,835)     (1,386,140)     5,840,393        2,627,534      4,764,351        489,521        4,396,497
              --              --             --           88,111             --             --               --
              --              --             --               --       (167,024)        (3,791)        (137,507)

      (5,865,828)    (14,737,674)     9,051,278      (14,517,052)     9,558,003      8,311,125       17,317,835
              --              --             --               --          2,430              8            7,626
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
     (10,976,663)    (16,123,814)    14,891,671      (11,801,407)    14,157,760      8,796,863       21,584,451
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

    $ (8,523,805)   $(15,876,961)   $13,903,095     $(11,374,528)   $14,309,756     $8,640,764      $21,371,008
    ============    ============    ===========     ============    ===========     ==========      ===========





                                     49



The Munder Funds
  Statements of Changes in Net Assets, Period Ended December 31,
  1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Net investment income/(loss)  ...............   $    241,630    $  1,465,432    $    810,816    $  (429,307)    $   (632,354)
Net realized gain/(loss) on investments sold       3,861,386       4,414,739      15,471,811     11,841,642       25,050,287
Net change in unrealized
  appreciation/(depreciation) of investments        (609,121)    (18,042,122)     39,474,335     12,896,997       (6,604,880)
                                                ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in net assets
  resulting from operations  ................      3,493,895     (12,161,951)     55,756,962     24,309,332       17,813,053
Dividends to shareholders from net
  investment income:
    Class A Shares  .........................        (10,744)        (40,727)        (36,839)            --               --
    Class B Shares  .........................         (6,559)        (11,076)         (3,995)            --               --
    Class C Shares  .........................         (1,327)         (3,652)         (5,583)            --               --
    Class K Shares  .........................       (153,144)     (1,149,047)       (677,814)            --               --
    Class Y Shares  .........................        (50,289)       (233,313)       (717,546)            --               --
Distributions to shareholders from net
  realized gains:
    Class A Shares  .........................       (439,740)       (226,313)       (572,043)            --       (2,340,098)
    Class B Shares  .........................       (640,901)       (142,947)       (157,754)            --       (6,210,187)
    Class C Shares  .........................       (124,756)        (52,897)       (224,004)            --         (814,812)
    Class K Shares  .........................     (6,544,611)     (7,199,658)    (10,135,297)            --      (18,930,584)
    Class Y Shares  .........................     (1,916,915)     (1,232,719)     (8,856,940)            --      (18,414,803)
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares  .........................      1,038,338       1,791,672     (10,138,022)     2,239,226        8,674,919
    Class B Shares  .........................      1,549,586         109,312         803,548      3,230,194      (22,855,229)
    Class C Shares  .........................        396,691        (300,629)        463,351        356,374         (486,088)
    Class K Shares  .........................      1,228,003     (21,644,783)       (380,717)       247,459       16,218,587
    Class Y Shares  .........................     (8,630,631)     (7,904,076)    (19,030,756)    (1,571,132)     (10,590,529)
                                                ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in net assets  ......    (10,813,104)    (50,402,804)      6,086,551     28,811,453      (37,935,771)
NET ASSETS:
Beginning of period  ........................     46,782,572     255,376,123     224,024,825     50,271,369      804,286,749
                                                ------------    ------------    ------------    -----------     ------------
End of period  ..............................   $ 35,969,468    $204,973,319    $230,111,376    $79,082,822     $766,350,978
                                                ============    ============    ============    ===========     ============
Undistributed net investment income/(loss) ..   $     33,812    $     58,121    $   (429,628)   $  (429,307)    $   (632,354)
                                                ============    ============    ============    ===========     ============

                     See Notes to Financial Statements.




                                     50



    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
    $  2,452,858    $    246,853    $   (988,576)   $    426,879    $   151,996     $  (156,099)    $  (213,443)
      (5,110,835)     (1,386,140)      5,840,393       2,715,645      4,597,327         485,730       4,258,990
      (5,865,828)    (14,737,674)      9,051,278     (14,517,052)     9,560,433       8,311,133      17,325,461
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
      (8,523,805)    (15,876,961)     13,903,095     (11,374,528)    14,309,756       8,640,764      21,371,008

         (94,782)           (150)             --          (1,941)            --              --         (15,604)
        (121,566)             --              --              --             --              --              --
         (27,446)             --              --              --             --              --              --
         (64,937)         (2,138)             --          (6,196)            --              --         (18,967)
      (2,148,230)        (31,077)             --        (164,069)            --              --        (851,344)

              --              --              --         (13,659)            --              --         (67,545)
              --              --              --         (16,856)            --              --         (25,644)
              --              --              --          (8,269)            --              --         (15,041)
              --              --              --         (43,610)            --              --         (80,151)
              --              --              --        (632,101)            --              --      (2,455,083)

        (458,579)     (1,726,159)    (11,611,692)       (237,001)      (104,531)        (74,398)     (1,532,063)
      (1,447,696)       (363,456)         89,218        (972,537)       385,300        (564,143)        182,709
        (386,234)       (319,702)       (417,212)     (1,177,147)        75,104        (190,758)        255,193
        (899,069)    (25,517,567)    (44,895,740)     (3,463,847)    (3,337,185)         (9,342)        143,116
      (3,247,461)    (10,295,383)    (27,352,025)    (33,668,597)       598,503          28,901       1,362,731
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
     (17,419,805)    (54,132,593)    (70,284,356)    (51,780,358)    11,926,947       7,831,024      18,253,315

      81,250,542     145,050,266     325,481,086     159,070,153     56,873,789      17,079,251      66,360,666
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $ 63,830,737    $ 90,917,673    $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ============    ============    ============    ============    ===========     ===========     ===========
    $     (4,103)   $    229,980    $   (988,576)   $    254,673    $   151,996     $  (159,753)    $(1,203,401)
    ============    ============    ============    ============    ===========     ===========     ===========





                                     51



The Munder Funds
  Statements of Changes in Net Assets, Year Ended June 30, 1999

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Net investment income/(loss)  ...............   $  1,237,873    $  3,632,954    $  2,457,024    $  (623,751)    $   (691,376)
Net realized gain/(loss) on investments
   sold  .....................................    14,076,577      10,528,419       9,078,930     (6,696,854)      89,416,385
Net change in unrealized
  appreciation/(depreciation) of investments..   (10,208,561)      1,735,753      10,045,666     10,124,607        9,480,176
                                                ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in net assets
  resulting from operations  ................      5,105,889      15,897,126      21,581,620      2,804,002       98,205,185
Dividends to shareholders from net
  investment income:
    Class A Shares  .........................        (20,597)        (75,395)        (59,090)            --               --
    Class B Shares  .........................         (9,726)        (11,422)         (6,706)            --               --
    Class C Shares  .........................         (1,589)         (4,869)        (12,169)            --               --
    Class K Shares  .........................       (495,656)     (2,515,841)     (1,142,060)            --               --
    Class Y Shares  .........................       (653,889)       (546,965)     (1,239,749)            --         (345,882)
Distributions to shareholders in excess of
  net investment income:
    Class A Shares  .........................             --              --              --             --               --
    Class B Shares  .........................             --              --              --             --               --
    Class C Shares  .........................             --              --              --             --               --
    Class K Shares  .........................             --              --              --             --               --
    Class Y Shares  .........................             --              --              --             --               --
Distributions to shareholders from net
  realized gains:
    Class A Shares  .........................       (111,254)       (453,417)        (76,269)      (158,713)      (2,451,617)
    Class B Shares  .........................        (91,842)       (202,291)        (13,857)      (282,930)      (7,432,162)
    Class C Shares  .........................        (12,800)        (66,154)        (25,947)      (123,793)      (1,028,461)
    Class K Shares  .........................     (3,289,822)    (18,732,778)     (1,540,788)       (44,400)     (22,000,121)
    Class Y Shares  .........................     (3,992,119)     (3,210,916)     (1,475,693)      (301,983)     (21,500,520)
Distributions to shareholders in excess
  of realized gains:
    Class A Shares  .........................             --              --              --             --               --
    Class B Shares  .........................             --              --              --             --               --
    Class C Shares  .........................             --              --              --             --               --
    Class K Shares  .........................             --              --              --             --               --
    Class Y Shares  .........................             --              --              --             --               --
Distributions to shareholders from capital:
    Class A Shares  .........................             --              --              --             --               --
    Class B Shares  .........................             --              --              --             --               --
    Class C Shares  .........................             --              --              --             --               --
    Class K Shares  .........................             --              --              --             --               --
    Class Y Shares  .........................             --              --              --             --               --
Net increase/(decrease) in net assets from
  Fund share transactions:
    Class A Shares  .........................        701,203      (4,014,850)      8,893,119     (1,056,169)      14,240,459
    Class B Shares  .........................      1,149,209       1,998,157         (67,178)    (2,329,218)      (4,872,510)
    Class C Shares  .........................        239,877        (421,392)         99,990     (1,095,036)      (1,410,384)
    Class K Shares  .........................     (3,404,875)     (2,066,361)     (7,374,138)      (354,975)      56,882,761
    Class Y Shares  .........................    (28,897,431)      5,560,859     (10,808,955)       599,445      (60,956,845)
                                                ------------    ------------    ------------    -----------     ------------
Net increase/(decrease) in net assets  ......    (33,785,422)     (8,866,509)      6,732,130     (2,343,770)      47,329,903
NET ASSETS:
Beginning of period  ........................     80,567,994     264,242,632     217,292,695     52,615,139      756,956,846
                                                ------------    ------------    ------------    -----------     ------------
End of period  ..............................   $ 46,782,572    $255,376,123    $224,024,825    $50,271,369     $804,286,749
                                                ============    ============    ============    ===========     ============
Undistributed net investment income/(loss) ..   $     14,245    $     30,504    $    201,333    $         --    $          --
                                                ============    ============    ============    ===========     ============

                     See Notes to Financial Statements.




                                     52





    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
    $  4,085,199    $    747,138    $ (1,192,489)   $  1,171,383    $   193,154     $  (307,022)    $    35,565
      (1,754,780)     (3,939,228)    (59,134,679)       (179,867)    (7,298,698)       (472,670)        433,878
      (9,497,908)     (5,751,711)     16,665,056      (3,617,537)    19,150,617      (1,882,965)      3,799,029
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
      (7,167,489)     (8,943,801)    (43,662,112)     (2,626,021)    12,045,073      (2,662,657)      4,268,472

        (148,737)        (32,483)             --         (17,723)            --              --              --
        (229,771)           (590)             --              --             --              --              --
         (51,338)           (365)             --              --             --              --              --
         (90,219)       (301,291)             --         (30,305)            --              --              --
      (3,909,906)       (420,084)             --        (770,952)            --              --              --

              --         (11,564)             --              --             --              --              --
              --          (4,201)             --              --             --              --              --
              --          (2,599)             --              --             --              --              --
              --         (26,396)             --              --             --              --              --
              --              --        (245,135)             --             --              --              --

         (92,242)       (182,203)     (1,595,064)       (239,222)            --         (34,003)         (1,318)
        (173,403)        (68,000)       (920,567)        (65,020)            --         (61,201)           (264)
         (39,951)        (42,037)       (370,434)        (41,943)            --         (18,261)            (92)
         (60,204)     (1,344,886)     (9,282,837)       (416,053)            --          (1,180)           (904)
      (2,367,839)     (1,361,469)    (12,457,292)     (5,372,785)            --         (38,003)        (31,731)

              --              --              --              --             --          (6,191)             --
              --              --              --              --             --         (11,143)             --
              --              --              --              --             --          (3,325)             --
              --              --              --              --             --            (215)             --
              --              --              --              --             --          (6,919)             --

         (21,931)             --              --              --             --              --              --
         (38,530)             --              --              --             --              --              --
          (8,546)             --              --              --             --              --              --
         (12,479)             --              --              --             --              --              --
        (522,878)             --              --              --             --              --              --

          49,263      (1,568,355)      4,650,565      (3,384,827)       238,069        (995,684)        892,175
        (576,360)        337,976      (2,785,595)      1,530,743        479,951        (905,614)        (36,560)
         (26,150)        116,967      (1,252,201)        672,528        277,007      (1,224,944)        (27,499)
         480,851      (2,862,277)     (7,189,080)     (3,137,313)    (3,994,617)        (82,506)       (479,640)
      (1,066,406)     (5,824,485)     (9,567,847)    (16,271,565)       429,997         483,685      (7,524,088)
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
     (16,074,265)    (22,542,143)    (84,677,599)    (30,170,458)     9,475,480      (5,568,161)     (2,941,449)

      97,324,807     167,592,409     410,158,685     189,240,611     47,398,309      22,647,412      69,302,115
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $ 81,250,542    $145,050,266    $325,481,086    $159,070,153    $56,873,789     $17,079,251     $66,360,666
    ============    ============    ============    ============    ===========     ===========     ===========
    $         --    $     16,492    $         --    $         --    $        --     $    (3,654)    $  (104,043)
    ============    ============    ============    ============    ===========     ===========     ===========



                                     53




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31,
  1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Amount
Class A Shares:
Sold  .......................................   $    946,306    $  7,767,445    $ 52,427,542    $ 17,216,215    $ 337,889,332
Issued as reinvestment of dividends  ........        398,326         159,863         369,828              --        1,622,149
Redeemed  ...................................       (306,294)     (6,135,636)    (62,935,392)    (14,976,989)    (330,836,562)
                                                ------------    ------------    ------------    ------------    -------------
Net increase/(decrease)  ....................   $  1,038,338    $  1,791,672    $(10,138,022)   $  2,239,226    $   8,674,919
                                                ============    ============    ============    ============    =============
Class B Shares:
Sold  .......................................   $  1,814,015    $  1,002,419    $  1,012,223    $  5,581,312    $   5,859,171
Issued as reinvestment of dividends  ........        433,176          88,195          73,313              --        2,533,148
Redeemed  ...................................       (697,605)       (981,302)       (281,988)     (2,351,118)     (31,247,548)
                                                ------------    ------------    ------------    ------------    -------------
Net increase/(decrease)  ....................   $  1,549,586    $    109,312    $    803,548    $  3,230,194    $ (22,855,229)
                                                ============    ============    ============    ============    =============
Class C Shares:
Sold  .......................................   $    864,339    $    645,360    $  4,982,615    $  1,645,421    $   5,186,858
Issued as reinvestment of dividends  ........         31,498          20,875          38,384              --           63,530
Redeemed  ...................................       (499,146)       (966,864)     (4,557,648)     (1,289,047)      (5,736,476)
                                                ------------    ------------    ------------    ------------    -------------
Net increase/(decrease) .....................   $    396,691    $   (300,629)   $    463,351    $    356,374    $    (486,088)
                                                ============    ============    ============    ============    =============
Class K Shares:
Sold  .......................................   $  7,546,312    $ 22,873,038    $ 13,555,767    $    601,828    $  72,822,062
Issued as reinvestment of dividends  ........             --           1,118           6,284              --          120,077
Redeemed  ...................................     (6,318,309)    (44,518,939)    (13,942,768)       (354,369)     (56,723,552)
                                                ------------    ------------    ------------    ------------    -------------
Net increase/(decrease)  ....................   $  1,228,003    $(21,644,783)   $   (380,717)   $    247,459    $  16,218,587
                                                ============    ============    ============    ============    =============
Class Y Shares:
Sold  .......................................   $  2,298,509    $  3,209,777    $ 10,687,375    $  2,107,120    $  29,580,565
Issued as reinvestment of dividends  ........         66,405          43,133         303,077              --          890,816
Redeemed  ...................................    (10,995,545)    (11,156,986)    (30,021,208)     (3,678,252)     (41,061,910)
                                                ------------    ------------    ------------    ------------    -------------
Net increase/(decrease)  ....................   $ (8,630,631)   $ (7,904,076)   $(19,030,756)   $ (1,571,132)   $ (10,590,529)
                                                ============    ============    ============    ============    =============

                     See Notes to Financial Statements.




                                     54




    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------

    $   841,898     $ 29,529,924    $ 102,464,797   $    834,278    $  1,169,623    $   975,472     $ 13,105,047
         55,045              130                7         11,025              --             --           83,422
     (1,355,522)     (31,256,213)    (114,076,496)    (1,082,304)     (1,274,154)    (1,049,870)     (14,720,532)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (458,579)    $ (1,726,159)   $ (11,611,692)  $   (237,001)   $   (104,531)   $   (74,398)    $ (1,532,063)
    ===========     ============    =============   ============    ============    ===========     ============

    $   543,570     $    619,986    $   2,304,447   $    966,033    $  1,291,218    $   908,517     $    576,185
         38,740               --              348          5,041              --             --           21,092
     (2,030,006)        (983,442)      (2,215,577)    (1,943,611)       (905,918)    (1,472,660)        (414,568)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $(1,447,696)    $   (363,456)   $      89,218   $   (972,537)   $    385,300    $  (564,143)    $    182,709
    ===========     ============    =============   ============    ============    ===========     ============

    $    40,180     $    276,397    $     538,102   $     122,69    $    287,233    $   271,008     $    678,338
          9,321               --               --          5,962              --             --           12,538
       (435,735)        (596,099)        (955,314)    (1,305,804)       (212,129)      (461,766)        (435,683)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (386,234)    $   (319,702)   $    (417,212)  $ (1,177,147)   $     75,104    $  (190,758)    $    255,193
    ===========     ============    =============   ============    ============    ===========     ============

    $   303,374     $  6,524,489    $   7,173,209   $     173,78    $  7,116,629    $        --     $    157,196
             --               --               --             39              --             --               --
     (1,202,443)     (32,042,056)     (52,068,949)    (3,637,672)    (10,453,814)        (9,342)         (14,080)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (899,069)    $(25,517,567)   $ (44,895,740)  $ (3,463,847)   $ (3,337,185)   $    (9,342)    $    143,116
    ===========     ============    =============   ============    ============    ===========     ============

    $ 6,197,987     $  1,397,868    $   4,458,988   $  4,032,588    $  2,829,717    $   190,011     $  5,210,408
        530,331            6,500               --        121,074              --             --          653,347
     (9,975,779)     (11,699,751)     (31,811,013)   (37,822,259)     (2,231,214)      (161,110)      (4,501,024)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $(3,247,461)    $(10,295,383)   $ (27,352,025)  $(33,668,597)   $    598,503    $    28,901     $  1,362,731
    ===========     ============    =============   ============    ============    ===========     ============



                                     55




Munder Funds - Capital Stock Activity, Period Ended December 31,
  Statements of Changes - Capital Stock Activity, Period Ended December 31,
  1999 (Unaudited)

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Shares
Class A Shares:
Sold  .......................................     84,913           542,650       3,181,206       900,353         16,259,584
Issued as reinvestment of dividends  ........     40,586            12,298          21,249            --             84,115
Redeemed  ...................................    (26,624)         (425,518)     (3,808,612)     (796,242)       (15,810,795)
                                                --------          --------      ----------       -------           --------
Net increase/(decrease)  ....................     98,875           129,430        (606,157)      104,111            532,904
                                                ========          ========      ==========       =======           ========
Class B Shares:
Sold  .......................................    159,113            71,852          60,025       270,453            310,084
Issued as reinvestment of dividends  ........     44,370             6,812           4,260            --            139,044
Redeemed  ...................................    (66,014)          (70,821)        (16,347)     (120,972)        (1,647,192)
                                                --------          --------      ----------       -------           --------
Net increase/(decrease)  ....................    137,469             7,843          47,938       149,481         (1,198,064)
                                                ========          ========      ==========       =======           ========
Class C Shares:
Sold  .......................................     79,646            47,063         305,838        77,916            263,853
Issued as reinvestment of dividends  ........      3,219             1,616           2,203            --              3,469
Redeemed  ...................................    (46,144)          (70,769)       (280,962)      (68,841)          (287,329)
                                                --------          --------      ----------       -------           --------
Net increase/(decrease)  ....................     36,721           (22,090)         27,079         9,075            (20,007)
                                                ========          ========      ==========       =======           ========
Class K Shares:
Sold  .......................................    752,666         1,671,556         779,875        27,819          3,605,264
Issued as reinvestment of dividends  ........         --                86             356            --              6,261
Redeemed  ...................................   (591,434)       (3,204,540)       (831,140)      (18,874)        (2,734,313)
                                                --------          --------      ----------       -------           --------
Net increase/(decrease)  ....................    161,232        (1,532,898)        (50,909)        8,945            877,212
                                                ========          ========      ==========       =======           ========
Class Y Shares:
Sold  .......................................    228,501           231,611         616,683        99,006          1,469,099
Issued as reinvestment of dividends  ........      6,781             3,315          17,408            --             45,764
Redeemed  ...................................   (908,073)         (767,635)     (1,686,592)     (186,571)        (1,958,677)
                                                --------          --------      ----------       -------           --------
Net increase/(decrease)  ....................   (672,791)         (532,709)     (1,052,501)      (87,565)          (443,814)
                                                ========          ========      ==========       =======           ========

                     See Notes to Financial Statements.



                                     56




    --------------------------------------------------------------  ---------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------

      74,640         2,445,080       6,559,089          60,662        98,060          76,168           943,133
       4,974                12              --             815            --              --             5,559
    (115,125)       (2,595,664)     (7,259,894)        (76,166)     (110,399)        (93,145)       (1,040,635)
    --------        ----------      ----------      ----------      --------        --------          --------
     (35,511)         (150,572)       (700,805)        (14,689)      (12,339)        (16,977)          (91,943)
    ========        ==========      ==========      ==========      ========        ========          ========

      47,683            51,850         164,949          68,188       111,642          73,467            41,695
       3,472                --              23             377            --              --             1,427
    (180,927)          (85,592)       (150,645)       (138,111)      (76,232)       (128,957)          (30,126)
    --------        ----------      ----------      ----------      --------        --------          --------
    (129,772)          (33,742)         14,327         (69,546)       35,410         (55,490)           12,996
    ========        ==========      ==========      ==========      ========        ========          ========

       3,559            23,819          35,889           8,504        24,548          22,572            45,968
         835                --              --             447            --              --               839
     (38,738)          (52,420)        (64,006)        (94,471)      (20,092)        (42,508)          (31,352)
    --------        ----------      ----------      ----------      --------        --------          --------
     (34,344)          (28,601)        (28,117)        (85,520)        4,456         (19,936)           15,455
    ========        ==========      ==========      ==========      ========        ========          ========

      25,495           572,981         465,446          12,269       608,020              --            10,378
          --                --              --              30            --              --                --
    (111,336)       (2,848,345)     (3,385,633)       (256,248)     (937,133)           (600)           (1,071)
    --------        ----------      ----------      ----------      --------        --------          --------
     (85,841)       (2,275,364)     (2,920,187)       (243,976)     (329,113)           (600)            9,307
    ========        ==========      ==========      ==========      ========        ========          ========

     528,235           120,679         285,456         283,152       260,007          15,053           347,263
      47,636               581              --           8,935            --              --            43,415
    (877,033)       (1,016,774)     (2,006,125)     (2,652,516)     (195,294)        (12,818)         (328,477)
    --------        ----------      ----------      ----------      --------        --------          --------
    (301,162)         (895,514)     (1,720,669)     (2,360,429)       64,713           2,235            62,201
    ========        ==========      ==========      ==========      ========        ========          ========




                                     57



The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Amount
Class A Shares:
Sold  .......................................   $  1,140,908    $ 36,363,414    $ 154,582,825   $  9,475,953    $ 785,755,717
Issued in connection with Fund
  reorganization  ...........................             --              --               --             --        3,645,184
Issued as reinvestment of dividends  ........        110,159         289,589           76,045        111,618        1,788,540
Redeemed  ...................................       (549,864)    (40,667,853)    (145,765,751)   (10,643,740)    (776,948,982)
                                                ------------    ------------    -------------   ------------    -------------
Net increase/(decrease)  ....................   $    701,203    $ (4,014,850)   $   8,893,119   $ (1,056,169)   $  14,240,459
                                                ============    ============    =============   ============    =============
Class B Shares:
Sold  .......................................   $  1,373,486    $  2,903,698    $     419,856   $  4,873,253    $  11,477,272
Issued in connection with Fund
  reorganization  ...........................             --              --               --             --          423,609
Issued as reinvestment of dividends  ........         25,182          82,783            8,577        127,867        2,980,135
Redeemed  ...................................       (249,459)       (988,324)        (495,611)    (7,330,338)     (19,753,526)
                                                ------------    ------------    -------------   ------------    -------------
Net increase/(decrease)  ....................   $  1,149,209    $  1,998,157    $     (67,178)  $ (2,329,218)   $  (4,872,510)
                                                ============    ============    =============   ============    =============
Class C Shares:
Sold  .......................................   $    365,546    $  5,675,166    $     784,962   $  2,511,654    $  14,691,587
Issued in connection with Fund
  reorganization  ...........................             --              --               --             --           27,285
Issued as reinvestment of dividends  ........          3,270          22,089            2,507         41,160           69,569
Redeemed  ...................................       (128,939)     (6,118,647)        (687,479)    (3,647,850)     (16,198,825)
                                                ------------    ------------    -------------   ------------    -------------
Net increase/(decrease)  ....................   $    239,877    $   (421,392)   $      99,990   $ (1,095,036)   $  (1,410,384)
                                                ============    ============    =============   ============    =============
Class K Shares:
Sold  .......................................   $  9,051,179    $ 43,942,687    $  16,375,849   $    874,607    $ 110,054,804
Issued in connection with Fund
  reorganization  ...........................             --              --               --             --       30,893,203
Issued as reinvestment of dividends  ........             --           2,558              862            325          147,907
Redeemed  ...................................    (12,456,054)    (46,011,606)     (23,750,849)    (1,229,907)     (84,213,153)
                                                ------------    ------------    -------------   ------------    -------------
Net increase/(decrease)  ....................   $ (3,404,875)   $ (2,066,361)   $  (7,374,138)  $   (354,975)   $  56,882,761
                                                ============    ============    =============   ============    =============
Class Y Shares:
Sold  .......................................   $ 10,363,069    $ 64,513,627    $  11,617,421   $  5,619,141    $  61,127,513
Issued in connection with Fund
  reorganization  ...........................             --              --               --             --        8,653,859
Issued as reinvestment of dividends  ........         25,568          87,471           84,636        174,800        1,623,598
Redeemed  ...................................    (39,286,068)    (59,040,239)     (22,511,012)    (5,194,496)    (132,361,815)
                                                ------------    ------------    -------------   ------------    -------------
Net increase/(decrease)  ....................   $(28,897,431)   $  5,560,859    $ (10,808,955)  $    599,445    $ (60,956,845)
                                                ============    ============    =============   ============    =============

                     See Notes to Financial Statements.




                                     58



    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
    $  3,097,125    $ 204,932,864   $ 516,745,495   $ 243,685,685   $  1,420,206    $   882,935     $ 18,526,567
              --               --              --              --             --             --               --
         126,652          147,666         857,595          77,126             --         13,738            1,313
      (3,174,514)    (206,648,885)   (512,952,525)   (247,147,638)    (1,182,137)    (1,892,357)     (17,635,705)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $     49,263    $  (1,568,355)  $   4,650,565   $  (3,384,827)  $    238,069    $  (995,684)    $    892,175
    ============    =============   =============   =============   ============    ===========     ============

    $  1,967,281    $   1,605,943   $   8,733,728   $   3,512,851   $  1,650,573    $ 1,720,586     $    462,021
              --               --              --              --             --             --               --
         137,336           29,154         350,225          21,686             --         39,333              203
      (2,680,977)      (1,297,121)    (11,869,548)     (2,003,794)    (1,170,622)    (2,665,533)        (498,784)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $   (576,360)   $     337,976   $  (2,785,595)  $   1,530,743   $    479,951    $  (905,614)    $    (36,560)
    ============    =============   =============   =============   ============    ===========     ============

    $    689,276    $   1,563,402   $   2,114,641   $   1,891,202   $    481,365    $   402,803     $    181,063
              --               --              --              --             --             --               --
          25,554           15,741          77,875           9,682             --          3,123               77
        (740,980)      (1,462,176)     (3,444,717)     (1,228,356)      (204,358)    (1,630,870)        (208,639)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $    (26,150)   $     116,967   $  (1,252,201)  $     672,528   $    277,007    $(1,224,944)    $    (27,499)
    ============    =============   =============   =============   ============    ===========     ============

    $  1,114,941    $  30,619,211   $  57,197,271   $   3,272,167   $ 17,037,605    $    43,800     $    502,556
              --               --              --              --             --             --               --
              --               87          18,166             193             --             --               --
        (634,090)     (33,481,575)    (64,404,517)     (6,409,673)   (21,032,222)      (126,306)        (982,196)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $    480,851    $  (2,862,277)  $  (7,189,080)  $  (3,137,313)  $ (3,994,617)   $   (82,506)    $   (479,640)
    ============    =============   =============   =============   ============    ===========     ============

    $ 18,204,684    $  60,951,348   $  96,528,187   $  75,168,143   $  6,623,826    $ 1,004,715     $  8,894,961
              --               --              --              --             --             --               --
       1,286,467          302,524       1,414,591         761,480             --         17,579            8,595
     (20,557,557)     (67,078,357)   (107,510,625)    (92,201,188)    (6,193,829)      (538,609)     (16,427,644)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $ (1,066,406)   $  (5,824,485)  $  (9,567,847)  $ (16,271,565)  $    429,997    $   483,685     $ (7,524,088)
    ============    =============   =============   =============   ============    ===========     ============



                                     59




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

                                                EQUITY FUNDS
                                                ----------------------------------------------------------------------------
                                                                Munder          Munder          Munder          Munder
                                                Munder          Growth &        International   Micro-Cap       Multi-Season
                                                Balanced        Income          Equity          Equity          Growth
                                                Fund            Fund            Fund            Fund            Fund
                                                --------        --------        -------------   ---------       ------------
Shares
Class A Shares:
Sold  .......................................       94,099       2,500,882       9,829,257       593,060         38,411,153
Issued in connection with Fund
  reorganizaton .............................           --              --              --            --            189,419
Issued as reinvestment of dividends .........        9,486          21,050           5,276         7,866             92,718
Redeemed  ...................................      (44,882)     (2,760,800)     (9,262,579)     (695,471)       (37,949,040)
                                                ----------      ----------      ----------      --------        -----------
Net increase/(decrease) .....................       58,703        (238,868)        571,954       (94,545)           744,250
                                                ==========      ==========      ==========      ========        ===========
Class B Shares:
Sold  .......................................      111,387         201,879          27,512       324,276            597,140
Issued in connection with Fund
  reorganizaton  ............................           --              --              --            --             22,939
Issued as reinvestment of dividends  ........        2,172           6,054             599         9,133            161,175
Redeemed  ...................................      (20,174)        (68,980)        (34,578)     (507,788)        (1,016,015)
                                                ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  ....................       93,385         138,953          (6,467)     (174,379)          (234,761)
                                                ==========      ==========      ==========      ========        ===========
Class C Shares:
Sold  .......................................       29,333         396,608          51,188       166,176            750,825
Issued in connection with Fund
  reorganizaton  ............................           --              --              --            --              1,474
Issued as reinvestment of dividends  ........          283           1,617             168         2,938              3,756
Redeemed  ...................................      (10,311)       (420,836)        (47,992)     (256,106)          (832,142)
                                                ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  ....................       19,305         (22,611)          3,364       (86,922)           (76,087)
                                                ==========      ==========      ==========      ========        ===========
Class K Shares:
Sold  .......................................      745,255       3,015,495       1,116,407        57,922          4,506,451
Issued in connection with Fund
  reorganizaton  ............................           --              --              --            --          1,608,086
Issued as reinvestment of dividends  ........           --             186              60            23              7,679
Redeemed  ...................................   (1,002,737)     (3,158,624)     (1,623,278)      (86,489)        (4,127,521)
                                                ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  ....................     (257,482)       (142,943)       (506,811)      (28,544)         1,994,695
                                                ==========      ==========      ==========      ========        ===========
Class Y Shares:
Sold  .......................................      865,614       4,418,808         792,809       402,801          4,819,485
Issued in connection with Fund
  reorganizaton .............................           --              --              --            --            444,900
Issued as reinvestment of dividends  ........        2,203           6,324           5,889        12,267             83,310
Redeemed  ...................................   (3,153,292)     (4,027,938)     (1,509,586)     (354,262)        (6,599,730)
                                                ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  ....................   (2,285,475)        397,194        (710,888)       60,806         (1,252,035)
                                                ==========      ==========      ==========      ========        ===========

                     See Notes to Financial Statements.




                                     60



    -------------------------------------------------------------------------------------------------------------
    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ---------       -------         ------          -----------     -----------     -------------
       240,492       17,282,016      31,110,553      17,219,329        136,734        81,639         1,557,057
            --               --              --              --             --            --                --
        10,178           12,700          53,566           5,660             --         1,298               113
      (248,777)     (17,290,366)    (30,655,150)    (17,388,370)      (124,885)     (181,202)       (1,467,146)
    ----------       ----------      ----------      ----------     ----------      --------        ----------
         1,893            4,350         508,969        (163,381)        11,849       (98,265)           90,024
    ==========       ==========      ==========      ==========     ==========      ========        ==========

       155,151          131,184         563,596         241,284        186,048       164,817            38,471
            --               --              --              --             --            --                --
        11,127            2,515          22,966           1,609             --         3,771                18
      (214,152)        (109,601)       (761,308)       (139,996)      (145,442)     (258,818)          (44,954)
    ----------       ----------      ----------      ----------     ----------      --------        ----------
       (47,874)          24,098        (174,746)        102,897         40,606       (90,230)           (6,465)
    ==========       ==========      ==========      ==========     ==========      ========        ==========

        54,141          129,366         131,826         131,656         52,223        38,586            14,652
            --               --              --              --             --            --                --
         2,053            1,361           5,021             719             --           299                 7
       (59,643)        (125,088)       (221,158)        (85,949)       (23,616)     (166,856)          (17,543)
    ----------       ----------      ----------      ----------     ----------      --------        ----------
        (3,449)           5,639         (84,311)         46,426         28,607      (127,971)           (2,884)
    ==========       ==========      ==========      ==========     ==========      ========        ==========

        87,288        2,569,270       3,443,786         219,174      2,088,599         3,932            43,933
            --               --              --              --             --            --                --
            --                8           1,135              14             --            --                --
       (52,699)      (2,834,248)     (3,995,528)       (451,292)    (2,485,396)      (11,980)          (90,573)
    ----------       ----------      ----------      ----------     ----------      --------        ----------
        34,589         (264,970)       (550,607)       (232,104)      (396,797)       (8,048)          (46,640)
    ==========       ==========      ==========      ==========     ==========      ========        ==========

     1,409,073        5,090,624       5,745,898       5,266,369        708,935        94,073           779,551
            --               --              --              --             --            --                --
       103,706           25,949          87,075          55,701             --         1,657               740
    (1,656,986)      (5,589,940)     (6,419,767)     (6,460,284)      (768,253)      (51,824)       (1,433,472)
    ----------       ----------      ----------      ----------     ----------      --------        ----------
      (144,207)        (473,367)       (586,794)     (1,138,214)       (59,318)       43,906          (653,181)
    ==========       ==========      ==========      ==========     ==========      ========        ==========

Munder Balanced Fund(a)
Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                            A Shares
                                     ----------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                     -----------  ----------   -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  ........................   $12.96       $13.48       $13.01       $12.35       $10.77       $ 9.95       $10.35
                                     ------       ------       ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  ...........     0.08         0.21         0.30         0.29         0.27         0.09         0.19
Net realized and unrealized
  gain/(loss) on investments  ....     0.93         1.02         1.66         1.30         1.55         0.85        (0.41)
                                     ------       ------       ------       ------       ------       ------       ------
Total from investment operations       1.01         1.23         1.96         1.59         1.82         0.94        (0.22)
                                     ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ........................    (0.07)       (0.23)       (0.32)       (0.27)       (0.24)       (0.12)       (0.18)
Distributions from net realized
  gains  .........................    (3.23)       (1.52)       (1.17)       (0.66)          --           --           --
                                     ------       ------       ------       ------       ------       ------       ------
Total distributions  .............    (3.30)       (1.75)       (1.49)       (0.93)       (0.24)       (0.12)       (0.18)
                                     ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period  ..   $10.67       $12.96       $13.48       $13.01       $12.35       $10.77       $ 9.95
                                     ======       ======       ======       ======       ======       ======       ======
Total return (b)  ................    11.19%       10.76%       15.93%       13.63%       17.06%        9.44%       (2.07)%
                                     ======       ======       ======       ======       ======       ======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ........................   $2,349       $1,572       $  844       $  382       $  375       $  314       $  286
Ratio of operating expenses to
  average net assets  ............     1.25%(c)     1.22%        1.17%        1.22%        1.15%        1.16%(c)     1.22%
Ratio of net investment income to
  average net assets  ............     1.30%(c)     1.73%        2.41%        2.30%        2.29%        2.51%(c)     1.89%
Portfolio turnover rate  .........       52%         116%          79%         125%         197%          52%         116%
Ratio of operating expenses to
  average net assets without
  waivers  .......................     1.25%(c)     1.22%        1.17%        1.22%        1.26%        1.51%(c)     1.57%

----------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.




                                     62




                                                B Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
    -----------   ----------    -------       ----------    ----------    ----------    ----------

    $12.92        $13.44        $12.97        $12.33        $10.76        $ 9.93        $ 9.56
    ------        ------        ------        ------        ------        ------        ------

      0.03          0.12          0.21          0.19          0.18          0.06          0.07

      0.94          1.01          1.64          1.30          1.56          0.84          0.37
    ------        ------        ------        ------        ------        ------        ------
      0.97          1.13          1.85          1.49          1.74          0.90          0.44
    ------        ------        ------        ------        ------        ------        ------

     (0.03)        (0.13)        (0.21)        (0.19)        (0.17)        (0.07)        (0.07)
     (3.23)        (1.52)        (1.17)        (0.66)           --            --            --
    ------        ------        ------        ------        ------        ------        ------
     (3.26)        (1.65)        (1.38)        (0.85)        (0.17)        (0.07)        (0.07)
    ------        ------        ------        ------        ------        ------        ------
    $10.63        $12.92        $13.44        $12.97        $12.33        $10.76        $ 9.93
    ======        ======        ======        ======        ======        ======        ======
     10.83%         9.96%        15.11%        12.73%        16.24%         9.11%         4.65%
    ======        ======        ======        ======        ======        ======        ======

    $2,965        $1,829        $  647        $  199        $   75        $   15        $   19

      2.00%(c)      1.97%         1.92%         1.97%         1.90%         1.91%(c)      1.85%(c)

      0.54%(c)      0.94%         1.66%         1.55%         1.54%         1.76%(c)      1.26%(c)
        52%          116%           79%          125%          197%           52%          116%

      2.00%(c)      1.97%         1.92%         1.97%         2.01%         2.26%(c)      2.20%(c)




                                     63



Munder Balanced Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 C Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99      Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)
                                      -----------   ----------    -------       ----------    ----------
Net asset value, beginning of
  period  .........................   $12.95        $13.45        $12.99        $12.35        $11.67
                                      ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ............     0.03          0.12          0.22          0.18          0.05
Net realized and unrealized
  gain/(loss) on investments  .....     0.95          1.03          1.62          1.32          0.67
                                      ------        ------        ------        ------        ------
Total from investment operations ..     0.98          1.15          1.84          1.50          0.72
                                      ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.03)        (0.13)        (0.21)        (0.20)        (0.04)
Distributions from net realized
  gains  ..........................    (3.23)        (1.52)        (1.17)        (0.66)           --
                                      ------        ------        ------        ------        ------
Total distributions  ..............    (3.26)        (1.65)        (1.38)        (0.86)        (0.04)
                                      ------        ------        ------        ------        ------
Net asset value, end of period  ...   $10.67        $12.95        $13.45        $12.99        $12.35
                                      ======        ======        ======        ======        ======
Total return (b)  .................    10.89%        10.11%        15.00%        12.84%         6.20%
                                      ======        ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $  689        $  360        $  115        $   73        $    3
Ratio of operating expenses to
  average net assets  .............     2.00%(c)      1.97%         1.92%         1.97%         1.90%(c)
Ratio of net investment income to
  average net assets  .............     0.55%(c)      0.94%         1.66%         1.55%         1.54%(c)
Portfolio turnover rate  ..........       52%          116%           79%          125%          197%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     2.00%(c)      1.97%         1.92%         1.97%         2.01%(c)

----------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



                                     64





                                              Y Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e)
    -----------   ----------    -------       ----------    ----------    ----------    ----------
    $12.98        $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95       $ 10.36
    ------        -------       -------       -------       -------       -------       -------

      0.11           0.26          0.37          0.31          0.30          0.10          0.21
      0.92           1.02          1.62          1.31          1.55          0.85         (0.42)
    ------        -------       -------       -------       -------       -------       -------
      1.03           1.28          1.99          1.62          1.85          0.95         (0.21)
    ------        -------       -------       -------       -------       -------       -------

     (0.09)         (0.26)        (0.35)        (0.30)        (0.27)        (0.13)        (0.20)
     (3.23)         (1.52)        (1.17)        (0.66)           --            --            --
    ------        -------       -------       -------       -------       -------       -------
     (3.32)         (1.78)        (1.52)        (0.96)        (0.27)        (0.13)        (0.20)
    ------        -------       -------       -------       -------       -------       -------
    $10.69        $ 12.98       $ 13.48       $ 13.01       $ 12.35       $ 10.77       $  9.95
    ======        =======       =======       =======       =======       =======       =======
     11.29%         11.21%        16.23%        13.91%        17.35%         9.57%        (1.91)%
    ======        =======       =======       =======       =======       =======       =======

    $5,832        $15,816       $47,215       $70,314       $57,637       $48,844       $45,610
      1.00%(c)       0.97%         0.92%         0.97%         0.90%         0.91%(c)      0.97%
      1.55%(c)       2.09%         2.66%         2.55%         2.54%         2.76%(c)      2.14%
        52%           116%           79%          125%          197%           52%          116%
      1.00%(c)       0.97%         0.92%         0.97%         1.01%         1.26%(c)      1.32%




                                     65



Munder Growth and Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                      ----------------------------------------------------------------------------------------
                                      Period
                                      Ended        Year         Year         Year         Year         Period       Period
                                      12/31/99(g)  Ended        Ended        Ended        Ended        Ended        Ended
                                      (Unaudited)  6/30/99      6/30/98      6/30/97(g)   6/30/96(g)   6/30/95(d)   2/28/95(e)
                                      -----------  -------      -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  .........................   $14.98       $15.62       $15.21       $13.04       $11.14       $10.42       $10.10
                                      ------       ------       ------       ------       ------       ------       ------
Income from investment operations:
Net investment income  ............     0.09         0.20         0.29         0.31         0.32         0.10         0.23
Net realized and unrealized gain
  on investments  .................    (0.82)        0.73         2.96         3.14         1.98         0.80         0.24
                                      ------       ------       ------       ------       ------       ------       ------
Total from investment operations ..    (0.73)        0.93         3.25         3.45         2.30         0.90         0.47
                                      ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  .........................    (0.09)       (0.18)       (0.28)       (0.32)       (0.31)       (0.18)       (0.15)
Distributions from net realized
  gains  ..........................    (0.57)       (1.39)       (2.56)       (0.96)       (0.09)          --        (0.00)(f)
                                      ------       ------       ------       ------       ------       ------       ------
Total distributions  ..............    (0.66)       (1.57)       (2.84)       (1.28)       (0.40)       (0.18)       (0.15)
                                      ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period  ...   $13.59       $14.98       $15.62       $15.21       $13.04       $11.14       $10.42
                                      ======       ======       ======       ======       ======       ======       ======
Total return (b)  .................    (4.68)%       6.96%       23.03%       28.10%       20.90%        8.69%        4.79%
                                      ======       ======       ======       ======       ======       ======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $6,818       $5,578       $9,545       $3,662       $1,025       $  226       $  128
Ratio of operating expenses to
  average net assets  .............     1.24%(c)     1.21%        1.19%        1.20%        1.21%        1.09%(c)     0.53%(c)
Ratio of net investment income to
  average net assets  .............     1.30%(c)     1.44%        1.78%        2.28%        2.56%        3.33%(c)     4.72%(c)
Portfolio turnover rate  ..........       15%          50%          73%          62%          37%          13%          12%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.24%(c)     1.21%        1.19%        1.20%        1.28%       15.51%(c)     1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.




                                     66





                                                B Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99(g)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99       6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
    -----------   -------       -------       ----------    ----------    ----------    ----------

    $14.93        $15.57        $15.17        $13.02        $11.13        $10.41        $10.10

      0.04          0.10          0.17          0.21          0.23          0.09          0.19

     (0.83)         0.72          2.95          3.13          1.99          0.77          0.25
    ------        ------        ------        ------        ------        ------        ------
     (0.79)         0.82          3.12          3.34          2.22          0.86          0.44
    ------        ------        ------        ------        ------        ------        ------

     (0.04)        (0.07)        (0.16)        (0.23)        (0.24)        (0.14)        (0.13)
     (0.57)        (1.39)        (2.56)        (0.96)        (0.09)           --         (0.00)(f)
    ------        ------        ------        ------        ------        ------        ------
     (0.61)        (1.46)        (2.72)        (1.19)        (0.33)        (0.14)        (0.13)
    ------        ------        ------        ------        ------        ------        ------
    $13.53        $14.93        $15.57        $15.17        $13.02        $11.13        $10.41
    ======        ======        ======        ======        ======        ======        ======
     (5.11)%        6.18%        22.09%        27.16%        20.09%         8.30%         4.47%
    ======        ======        ======        ======        ======        ======        ======

    $3,459        $3,700        $1,694        $  641        $  228        $   57        $   51

      1.99%(c)      1.97%         1.94%         1.95%         1.96%         1.84%(c)      1.27%(c)

      0.55%(c)      0.69%         1.03%         1.53%         1.81%         2.58%(c)      3.96%(c)
        15%           50%           73%           62%           37%           13%           12%

      1.99%(c)      1.97%         1.94%         1.95%         2.03%         2.26%(c)      2.27%(c)




                                     67



Munder Growth and Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                C Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(g)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99       6/30/98       6/30/97(g)    6/30/96(g)
                                      -----------   -------       -------       ----------    ----------
Net asset value, beginning of
  period  .........................   $14.91        $15.55        $15.16        $13.01        $12.60
                                      ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ............     0.04          0.09          0.16          0.19          0.14
Net realized and unrealized gain
  on investments  .................    (0.82)         0.73          2.95          3.15          0.55
                                      ------        ------        ------        ------        ------
Total from investment operations ..    (0.78)         0.82          3.11          3.34          0.69
                                      ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.04)        (0.07)        (0.16)        (0.23)        (0.19)
Distributions from net realized
  gains  ..........................    (0.57)        (1.39)        (2.56)        (0.96)        (0.09)
                                      ------        ------        ------        ------        ------
Total distributions  ..............    (0.61)        (1.46)        (2.72)        (1.19)        (0.28)
                                      ------        ------        ------        ------        ------
Net asset value, end of period  ...   $13.52        $14.91        $15.55        $15.16        $13.01
                                      ======        ======        ======        ======        ======
Total return (b)  .................    (5.05)%        6.18%        22.05%        27.17%         5.57%
                                      ======        ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $  940        $1,366        $1,776        $  766        $   31
Ratio of operating expenses to
  average net assets  .............     1.99%(c)      1.97%         1.94%         1.95%         1.96%(c)
Ratio of net investment income to
  average net assets  .............     0.55%(c)      0.69%         1.03%         1.53%         1.81%(c)
Portfolio turnover rate  ..........       15%           50%           73%           62%           37%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.99%(c)      1.97%         1.94%         1.95%         2.03%(c)

----------------
(a) The Munder Growth & Income Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Amount represents less than $0.01 per share.

(g) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.




                                     68





                                             Y Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99(g)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99       6/30/98       6/30/97(g)    6/30/96(g)    6/30/95(d)    2/28/95(e)
    -----------   -------       -------       ----------    ----------    ----------    ----------
    $ 15.00       $ 15.64       $ 15.23       $ 13.05       $ 11.14       $10.43        $10.00
    -------       -------       -------       -------       -------       ------        ------

       0.11          0.25          0.32          0.35          0.35         0.11          0.25
      (0.83)         0.72          2.97          3.14          1.98         0.79          0.34
    -------       -------       -------       -------       -------       ------        ------
      (0.72)         0.97          3.29          3.49          2.33         0.90          0.59
    -------       -------       -------       -------       -------       ------        ------

      (0.11)        (0.22)        (0.32)        (0.35)        (0.33)       (0.19)        (0.16)
      (0.57)        (1.39)        (2.56)        (0.96)        (0.09)          --         (0.00)(f)
    -------       -------       -------       -------       -------       ------        ------
      (0.68)        (1.61)        (2.88)        (1.31)        (0.42)       (0.19)        (0.16)
    -------       -------       -------       -------       -------       ------        ------
    $ 13.60       $ 15.00       $ 15.64       $ 15.23       $ 13.05       $11.14        $10.43
    =======       =======       =======       =======       =======       ======        ======
      (4.63)%        7.22%        23.32%        28.43%        21.26%        8.69%         6.02%
    =======       =======       =======       =======       =======       ======        ======

    $28,445       $39,368       $34,840       $29,674       $20,464       $7,860        $4,142
       0.99%(c)      0.96%         0.94%         0.95%         0.96%        0.84%(c)      0.28%(c)
       1.55%(c)      1.69%         2.03%         2.53%         2.81%        3.58%(c)      4.97%(c)
         15%           50%           73%           62%           37%          13%           12%
       0.99%(c)      0.96%         0.94%         0.95%         1.03%        1.26%(c)      1.28%(c)




                                     69



Munder International Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                            A Shares
                                     ------------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e,f)
                                     -----------  ----------   -------      ----------   ----------   ----------   ------------
Net asset value, beginning of
  period  ........................   $16.21       $ 15.03      $15.73       $15.09       $13.42       $12.29       $13.68
                                     ------       -------      ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  ...........     0.06          0.20        0.15         0.14         0.15         0.12         0.17
Net realized and unrealized
  gain/(loss) on investments  ....     4.36          1.38        0.34         2.30         1.64         1.01        (1.48)
                                     ------       -------      ------       ------       ------       ------       ------
Total from investment operations       4.42          1.58        0.49         2.44         1.79         1.13        (1.31)
                                     ------       -------      ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ........................    (0.11)        (0.17)      (0.19)       (0.21)       (0.12)          --        (0.02)
Distributions from net realized
  gains  .........................    (1.59)        (0.23)      (1.00)       (1.59)          --           --           --
Distributions from capital  ......       --            --          --           --           --           --        (0.06)
                                     ------       -------      ------       ------       ------       ------       ------
Total distributions  .............    (1.70)        (0.40)      (1.19)       (1.80)       (0.12)          --        (0.08)
                                     ------       -------      ------       ------       ------       ------       ------
Net asset value, end of period  ..   $18.93       $ 16.21      $15.03       $15.73       $15.09       $13.42       $12.29
                                     ======       =======      ======       ======       ======       ======       ======
Total return (b)  ................    28.60%        10.80%       4.30%       17.98%       13.37%        9.28%       (9.67)%
                                     ======       =======      ======       ======       ======       ======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  ........................   $7,240       $16,024      $6,264       $6,710       $4,767       $1,400       $1,339
Ratio of operating expenses to
  average net assets  ............     1.31%(c)      1.29%       1.25%        1.26%        1.26%        1.21%(c)     1.18%(c)
Ratio of net investment income to
  average net assets  ............     0.65%(c)      1.33%       1.03%        0.98%        1.07%        2.57%(c)     1.31%(c)
Portfolio turnover rate  .........       11%           23%         41%          46%          75%          14%          20%
Ratio of operating expenses to
  average net assets without
  waiver  ........................     1.31%(c)      1.29%       1.25%        1.26%        1.33%        1.46%(c)     1.43%(c)

----------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.




                                     70





                                                B Shares
    ------------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
    -----------   ----------    -------       ----------    ----------    ----------    ------------

    $15.97        $14.83        $15.57        $14.91        $13.35        $12.26        $13.45
    ------        ------        ------        ------        ------        ------        ------

     (0.01)         0.05          0.05          0.03          0.05          0.08          0.08

      4.24          1.42          0.32          2.28          1.62          1.01         (1.21)
    ------        ------        ------        ------        ------        ------        ------
      4.23          1.47          0.37          2.31          1.67          1.09         (1.13)
    ------        ------        ------        ------        ------        ------        ------

     (0.04)        (0.10)        (0.11)        (0.06)        (0.11)           --         (0.00)(g)
     (1.59)        (0.23)        (1.00)        (1.59)           --            --            --
        --            --            --            --            --            --         (0.06)
    ------        ------        ------        ------        ------        ------        ------
     (1.63)        (0.33)        (1.11)        (1.65)        (0.11)           --         (0.06)
    ------        ------        ------        ------        ------        ------        ------
    $18.57        $15.97        $14.83        $15.57        $14.91        $13.35        $12.26
    ======        ======        ======        ======        ======        ======        ======
     27.75%        10.08%         3.54%        17.18%        12.53%         8.89%        (8.38)%
    ======        ======        ======        ======        ======        ======        ======

    $2,174        $1,104        $1,121        $1,151        $  957        $  128        $  118

      2.06%(c)      2.04%         2.00%         2.01%         2.01%         1.96%(c)      1.88%(c)

     (0.10)%
        (c)         0.34%         0.28%         0.23%         0.32%         1.82%(c)      0.61%(c)
        11%           23%           41%           46%           75%           14%           20%

      2.06%(c)      2.04%         2.00%         2.01%         2.08%         2.21%(c)      2.13%(c)



                                     71




Munder International Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 C Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(f)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)
                                      -----------   ----------    -------       ----------    ----------
Net asset value, beginning of
  period  .........................   $16.09        $14.95        $15.68        $15.02        $14.13
                                      ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ............    (0.01)         0.05          0.04          0.03          0.04
Net realized and unrealized
  gain/(loss) on investments  .....     4.30          1.42          0.34          2.30          0.95
                                      ------        ------        ------        ------        ------
Total from investment operations ..     4.29          1.47          0.38          2.33          0.99
                                      ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.04)        (0.10)        (0.11)        (0.08)        (0.10)
Distributions from net realized
  gains  ..........................    (1.59)        (0.23)        (1.00)        (1.59)           --
Distributions from capital  .......       --            --            --            --            --
                                      ------        ------        ------        ------        ------
Total distributions  ..............    (1.63)        (0.33)        (1.11)        (1.67)        (0.10)
                                      ------        ------        ------        ------        ------
Net asset value, end of period  ...   $18.75        $16.09        $14.95        $15.68        $15.02
                                      ======        ======        ======        ======        ======
Total return (b)  .................    27.92%        10.07%         3.50%        17.18%         7.06%
                                      ======        ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $2,967        $2,111        $1,911        $2,259        $1,584
Ratio of operating expenses to
  average net assets  .............     2.06%(c)      2.04%         2.00%         2.01%         2.01%(c)
Ratio of net investment income to
  average net assets  .............    (0.10)%(c)     0.36%         0.28%         0.23%         0.32%(c)
Portfolio turnover rate  ..........       11%           23%           41%           46%           75%
Ratio of operating expenses to
  average net assets without
  waiver  .........................     2.06%(c)      2.04%         2.00%         2.01%         2.08%(c)

----------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.



                                     72






                                              Y Shares
    ------------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99(f)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98       6/30/97(f)    6/30/96(f)    6/30/95(d)    2/28/95(e,f)
    -----------   ----------    -------       ----------    ----------    ----------    ------------
    $ 16.32       $ 15.10       $  15.80      $  15.15      $ 13.45       $ 12.30       $ 13.68
    -------       -------       --------      --------      -------       -------       -------

       0.08          0.19           0.19          0.18         0.19          0.12          0.20
       4.35          1.46           0.33          2.32         1.64          1.03         (1.47)
    -------       -------       --------      --------      -------       -------       -------
       4.43          1.65           0.52          2.50         1.83          1.15         (1.27)
    -------       -------       --------      --------      -------       -------       -------

      (0.13)        (0.20)         (0.22)        (0.26)       (0.13)           --         (0.05)
      (1.59)        (0.23)         (1.00)        (1.59)          --            --            --
         --            --             --            --           --            --         (0.06)
    -------       -------       --------      --------      -------       -------       -------
      (1.72)        (0.43)         (1.22)        (1.85)       (0.13)           --         (0.11)
    -------       -------       --------      --------      -------       -------       -------
    $ 19.03       $ 16.32       $  15.10      $  15.80      $ 15.15       $ 13.45       $ 12.30
    =======       =======       ========      ========      =======       =======       =======
      28.36%        11.30%          4.48%        18.35%       13.63%         9.35%        (9.33)%
    =======       =======       ========      ========      =======       =======       =======

    $95,040       $98,681       $102,081      $107,831      $89,435       $75,000       $68,263
       1.06%         1.04%          1.00%         1.01%        1.01%         0.96%(c)      0.93%
       0.90%         1.32%          1.28%         1.23%        1.32%         2.82%(c)      1.56%
         11%           23%            41%           46%          75%           14%           20%
       1.06%         1.04%          1.00%         1.01%        1.08%         1.21%(c)      1.18%



                                     73




Munder Micro-Cap Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                         A Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 18.16       $17.00        $ 12.81       $10.00
                                      -------       ------        -------       ------
Income from investment operations:
Net investment loss  ..............     (0.13)       (0.18)         (0.17)       (0.05)
Net realized and unrealized gain
  on investments  .................      8.87         1.64           5.00         2.86
                                      -------       ------        -------       ------
Total from investment operations ..      8.74         1.46           4.83         2.81
                                      -------       ------        -------       ------
Less distributions:
Distributions from net realized
  gains  ..........................        --        (0.30)         (0.64)          --
                                      -------       ------        -------       ------
Total distributions  ..............        --        (0.30)         (0.64)          --
                                      -------       ------        -------       ------
Net asset value, end of period  ...   $ 26.90       $18.16        $ 17.00       $12.81
                                      =======       ======        =======       ======
Total return (b)  .................     48.13%        9.10%         38.01%       28.10%
                                      =======       ======        =======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $17,382       $9,844        $10,821       $  184
Ratio of operating expenses to
  average net assets  .............      1.61%(c)     1.53%          1.53%        1.50%(c)
Ratio of net investment loss to
  average net assets  .............     (1.30)%(c)   (1.21)%        (0.97)%      (0.88)%(c)
Portfolio turnover rate  ..........        92%         184%           172%          68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............      1.63%(c)     1.64%          1.78%        7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 26, 1996, February 24, 1997 and March 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



                                     74





                          B Shares                                              C Shares
    ----------------------------------------------------    ----------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/99(d)   Ended         Ended         Ended         12/31/99(d)   Ended         Ended         Ended
    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
    -----------   ----------    ----------    ----------    -----------   ----------    ----------    ----------

    $ 17.84       $ 16.83       $ 12.79       $11.00        $17.85        $16.84        $12.79        $10.13
    -------       -------       -------       ------        ------        ------        ------        ------

      (0.20)        (0.28)        (0.29)       (0.05)        (0.20)        (0.28)        (0.29)        (0.03)
       8.63          1.59          4.97         1.84          8.64          1.59          4.98          2.69
    -------       -------       -------       ------        ------        ------        ------        ------
       8.43          1.31          4.68         1.79          8.44          1.31          4.69          2.66
    -------       -------       -------       ------        ------        ------        ------        ------

         --         (0.30)        (0.64)          --            --         (0.30)        (0.64)           --
    -------       -------       -------       ------        ------        ------        ------        ------
         --         (0.30)        (0.64)          --            --         (0.30)        (0.64)           --
    -------       -------       -------       ------        ------        ------        ------        ------
    $ 26.27       $ 17.84       $ 16.83       $12.79        $26.29        $17.85        $16.84        $12.79
    =======       =======       =======       ======        ======        ======        ======        ======
      47.25%         8.29%        36.87%       16.27%        47.28%         8.29%        36.95%        26.26%
    =======       =======       =======       ======        ======        ======        ======        ======

    $24,261       $13,811       $15,965       $  442        $9,565        $6,333        $7,441        $  111
       2.36%(c)      2.28%         2.28%        2.25%(c)      2.36%(c)      2.28%         2.28%         2.25%(c)
      (2.05)%(c)    (1.96)%       (1.72)%      (1.63)%(c)    (2.05)%(c)    (1.96)%       (1.72)%       (1.63)%(c)
         92%          184%          172%          68%           92%          184%          172%           68%

       2.38%(c)      2.39%         2.53%        8.65%(c)      2.38%(c)      2.39%         2.53%         8.65%(c)



                                     75





Munder Micro-Cap Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                           Y Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/98(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 18.27       $ 17.05       $ 12.83       $10.00
                                      -------       -------       -------       ------
Income from investment operations:
Net investment loss  ..............     (0.11)        (0.14)        (0.13)       (0.03)
Net realized and unrealized gain
  on investments  .................      8.86          1.66          4.99         2.86
                                      -------       -------       -------       ------
Total from investment operations ..      8.75          1.52          4.86         2.83
                                      -------       -------       -------       ------
Less distributions:
Distributions from net realized
  gains  ..........................        --         (0.30)        (0.64)          --
                                      -------       -------       -------       ------
Total distributions  ..............        --         (0.30)        (0.64)          --
                                      -------       -------       -------       ------
Net asset value, end of period  ...   $ 27.02       $ 18.27       $ 17.05       $12.83
                                      =======       =======       =======       ======
Total return (b)  .................     47.89%         9.43%        38.19%       28.30%
                                      =======       =======       =======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $23,587       $17,543       $15,337       $2,279
Ratio of operating expenses to
  average net assets  .............      1.36%(c)      1.28%         1.28%        1.25%(c)
Ratio of net investment loss to
  average net assets  .............     (1.05)%(c)    (0.94)%       (0.72)%      (0.63)%(c)
Portfolio turnover rate  ..........        92%          184%          172%          68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............      1.38%(c)      1.39%         1.53%        7.65%(c)

----------------
(a) The Munder Micro-Cap Equity Fund Class Y Shares commenced operations on December 26, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.


                                     76
















              [This Page Intentionally Left Blank]











                                     77




Munder Multi-Season Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                          A Shares
                                     --------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99      6/30/98(f)   6/30/97(f)   6/30/96(f)   6/30/95(d,e) 12/31/94
                                     -----------  -------      ----------   ----------   ----------   ---------------------
Net asset value, beginning of
  period  ........................   $ 22.05      $ 21.46      $ 18.02      $ 14.83      $12.02       $10.38       $10.68
                                     -------      -------      -------      -------      ------       ------       ------
Income from investment
  operations:
Net investment income/(loss)  ....     (0.02)       (0.03)      0.00(g)        0.04        0.06         0.01         0.01
Net realized and unrealized
  gain/(loss) on investments  ....      0.46         2.20         4.37         3.90        3.20         1.63        (0.27)
                                     -------      -------      -------      -------      ------       ------       ------
Total from investment operations        0.44         2.17         4.37         3.94        3.26         1.64        (0.26)
                                     -------      -------      -------      -------      ------       ------       ------
Less distributions:
Dividends from net investment
  income  ........................        --           --        (0.01)          --       (0.05)          --           --
Distributions from net realized
  gains  .........................     (1.37)       (1.58)       (0.92)       (0.75)      (0.40)          --        (0.04)
                                     -------      -------      -------      -------      ------       ------       ------
Total distributions  .............     (1.37)       (1.58)       (0.93)       (0.75)      (0.45)          --        (0.04)
                                     -------      -------      -------      -------      ------       ------       ------
Net asset value, end of period  ..   $ 21.12      $ 22.05      $ 21.46      $ 18.02      $14.83       $12.02       $10.38
                                     =======      =======      =======      =======      ======       ======       ======
Total return (b)  ................      2.60%       11.34%       25.02%       27.57%      27.56%       15.80%       (2.45)%
                                     =======      =======      =======      =======      ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $58,766      $49,602      $32,311      $16,693      $9,544       $9,409       $2,829
Ratio of operating expenses to
  average net assets  ............      1.25%(c)     1.22%        1.21%        1.25%       1.26%        1.65%(c)     1.75%
Ratio of net investment
  income/(loss) to average net
  assets  ........................     (0.17)%(c)   (0.14)%       0.00%(g)     0.25%       0.44%        0.28%(c)     0.04%
Portfolio turnover rate  .........        23%          53%          34%          33%         54%          27%          48%
Ratio of operating expenses to
  average net assets without
  waivers  .......................      1.43%(c)     1.38%        1.39%        1.50%       1.51%        1.97%(c)     3.05%

----------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than 0.01.


                     See Notes to Financial Statements.


                                     78






                                               B Shares
    --------------------------------------------------------------------------------------------
   Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99(f)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
    -----------   -------       ----------    ----------    ----------    ------------  --------
    $ 21.09       $ 20.70       $  17.54      $ 14.56       $ 11.85       $ 10.27       $ 10.65
    -------       -------       --------      -------       -------       -------       -------

      (0.09)        (0.18)         (0.14)       (0.08)        (0.04)        (0.03)        (0.07)

       0.43          2.15           4.22         3.81          3.15          1.61         (0.27)
    -------       -------       --------      -------       -------       -------       -------
       0.34          1.97           4.08         3.73          3.11          1.58         (0.34)
    -------       -------       --------      -------       -------       -------       -------

         --            --             --           --            --            --            --
      (1.37)        (1.58)         (0.92)       (0.75)        (0.40)           --         (0.04)
    -------       -------       --------      -------       -------       -------       -------
      (1.37)        (1.58)         (0.92)       (0.75)        (0.40)           --         (0.04)
    -------       -------       --------      -------       -------       -------       -------
    $ 20.06       $ 21.09       $  20.70      $ 17.54       $ 14.56       $ 11.85       $ 10.27
    =======       =======       ========      =======       =======       =======       =======
       2.24%        10.66%         24.12%       26.61%        26.66%        15.38%        (3.21)%
    =======       =======       ========      =======       =======       =======       =======

    $70,801       $99,696       $102,700      $84,865       $66,630       $54,349       $46,549

       2.00%(c)      1.97%          1.96%        2.00%         2.01%         2.40%(c)      2.50%

      (0.92)%(c)    (0.83)%        (0.75)%      (0.50)%       (0.31)%       (0.47)%(c)    (0.71)%
       0.23%           53%            34%          33%           54%           27%           48%

       2.18%(c)      2.14%          2.14%        2.25%         2.26%         2.72%(c)      2.89%



                                     79




Munder Multi-Season Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                          C Shares
                                     --------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year        Year         Year         Year         Period        Year
                                     12/31/99(f)  Ended       Ended        Ended        Ended        Ended         Ended
                                     (Unaudited)  6/30/99     6/30/98(f)   6/30/97(f)   6/30/96(f)   6/30/95(d,e)  12/31/94
                                     -----------  -------     ----------   ----------   ----------   ------------  --------
Net asset value, beginning of
  period  ........................   $ 21.12      $ 20.73     $ 17.56      $14.57       $11.86       $10.28        $10.66
                                     -------      -------     -------      ------       ------       ------        ------
Income from investment
  operations:
Net investment income/(loss)  ....     (0.09)       (0.19)      (0.14)      (0.08)       (0.04)       (0.02)        (0.07)
Net realized and unrealized
  gain/(loss) on investments  ....      0.42         2.16        4.23        3.82         3.15         1.60         (0.27)
                                     -------      -------     -------      ------       ------       ------        ------
Total from investment operations        0.33         1.97        4.09        3.74         3.11         1.58         (0.34)
                                     -------      -------     -------      ------       ------       ------        ------
Less distributions:
Dividends from net investment
  income  ........................        --           --          --          --           --           --            --
Distributions from net realized
  gains  .........................     (1.37)       (1.58)      (0.92)      (0.75)       (0.40)          --         (0.04)
                                     -------      -------     -------      ------       ------       ------        ------
Total distributions  .............     (1.37)       (1.58)      (0.92)      (0.75)       (0.40)          --         (0.04)
                                     -------      -------     -------      ------       ------       ------        ------
Net asset value, end of period  ..   $ 20.08      $ 21.12     $ 20.73      $17.56       $14.57       $11.86        $10.28
                                     =======      =======     =======      ======       ======       ======        ======
Total return (b)  ................      2.18%       10.70%      24.09%      26.66%       26.64%       15.37%        (3.21)%
                                     =======      =======     =======      ======       ======       ======        ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $12,036      $13,076     $14,411      $9,253       $5,605       $3,207        $2,071
Ratio of operating expenses to
  average net assets  ............      2.00%(c)     1.97%       1.96%       2.00%        2.01%        2.40% (c)     2.50%
Ratio of net investment
  income/(loss) to average net
  assets  ........................     (0.92)%(c)   (0.83)%     (0.75)%     (0.50)%      (0.31)%      (0.47)%(c)    (0.65)%
Portfolio turnover rate  .........        23%          53%         34%         33%          54%          27%           48%
Ratio of operating expenses to
  average net assets without
  waivers  .......................      2.18%(c)     2.13%       2.14%       2.25%        2.26%        2.72% (c)     4.57%

----------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than 0.01.


                     See Notes to Financial Statements.


                                     80






                                            Y Shares
    --------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99(f)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99       6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(d,e)  12/31/94
    -----------   -------       ----------    ----------    ----------    ------------  --------
    $  22.34      $  21.66      $  18.17      $  14.94      $  12.10      $ 10.43       $10.70
    --------      --------      --------      --------      --------      -------       ------

        0.01          0.04          0.05          0.08          0.09       0.00(g)        0.04

        0.47          2.25          4.38          3.94          3.22         1.67        (0.27)
    --------      --------      --------      --------      --------      -------       ------
        0.48          2.29          4.43          4.02          3.31         1.67        (0.23)
    --------      --------      --------      --------      --------      -------       ------

          --         (0.03)        (0.02)        (0.04)        (0.07)          --           --
       (1.37)        (1.58)        (0.92)        (0.75)        (0.40)          --        (0.04)
    --------      --------      --------      --------      --------      -------       ------
       (1.37)        (1.61)        (0.94)        (0.79)        (0.47)          --        (0.04)
    --------      --------      --------      --------      --------      -------       ------
    $  21.45      $  22.34      $  21.66      $  18.17      $  14.94      $ 12.10       $10.43
    ========      ========      ========      ========      ========      =======       ======
        2.75%        11.70%        25.28%        27.96%        27.85%       16.01%       (2.17)%
    ========      ========      ========      ========      ========      =======       ======

    $292,555      $314,558      $332,156      $176,027      $130,129      $87,604       $3,244

        1.00%         0.97%         0.96%         1.00%         1.01%        1.40%(c)     1.50%

        0.08%         0.17%         0.25%         0.50%         0.69%        0.53%(c)     0.29%
          23%           53%           34%           33%           54%          27%          48%

        1.18%         1.14%         1.14%         1.25%         1.26%        1.72%(c)     2.53%



                                     81





Munder Real Estate Equity Investment Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                      --------------------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Year          Period
                                      12/31/99(e)   Ended         Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)    6/30/95(d)
                                      -----------   ----------    ----------    -------       ----------    ----------
Net asset value, beginning of
  period  .........................   $ 12.78       $14.94        $14.40        $11.22        $10.09        $10.00
                                      -------       ------        ------        ------        ------        ------
Income from investment operations:
Net investment income  ............      0.39         0.57          0.64          0.44          0.45          0.36
Net realized and unrealized
  gain/(loss) on investments  .....     (1.71)       (1.63)         0.66          3.26          1.12          0.07
                                      -------       ------        ------        ------        ------        ------
Total from investment operations ..     (1.32)       (1.06)         1.30          3.70          1.57          0.43
                                      -------       ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................     (0.40)       (0.60)        (0.62)        (0.48)        (0.44)        (0.34)
Distributions in excess of net
  investment income  ..............        --           --            --         (0.01)           --            --
Distributions from net realized
  gains  ..........................        --        (0.39)        (0.14)           --            --            --
Distributions from capital  .......        --        (0.11)           --         (0.03)           --            --
                                      -------       ------        ------        ------        ------        ------
Total distributions  ..............     (0.40)       (1.10)        (0.76)        (0.52)        (0.44)        (0.34)
                                      -------       ------        ------        ------        ------        ------
Net asset value, end of period  ...   $ 11.06       $12.78        $14.94        $14.40        $11.22        $10.09
                                      =======       ======        ======        ======        ======        ======

Total return (b)  .................    (10.32)%      (6.66)%        8.93%        33.51%        15.92%         4.45%
                                      =======       ======        ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $ 2,663       $3,530        $4,099        $1,426        $  267        $  223
Ratio of operating expenses to
  average net assets  .............      1.33%(c)     1.27%         1.28%         1.35%         1.25%         1.50%(c)
Ratio of net investment income to
  average net assets  .............      6.76%(c)     4.40%         4.15%         3.80%         4.25%         5.03%(c)
Portfolio turnover rate  ..........         6%          22%           15%           15%           17%            3%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.33%(c)     1.27%         1.28%         1.38%         1.52%         7.23%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.


                                     82




                                     B Shares
    --------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period
    12/31/99(e)   Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)    6/30/95(d)
    -----------   ----------    ----------    -------       ----------    ----------
    $ 12.77       $14.93        $14.40        $11.22        $10.09        $10.00
    -------       ------        ------        ------        ------        ------

       0.35         0.47          0.53          0.36          0.38          0.30
      (1.72)       (1.63)         0.65          3.24          1.11          0.07
    -------       ------        ------        ------        ------        ------
      (1.37)       (1.16)         1.18          3.60          1.49          0.37
    -------       ------        ------        ------        ------        ------

      (0.35)       (0.51)        (0.51)        (0.38)        (0.36)        (0.28)
         --           --            --         (0.01)           --            --
         --        (0.39)        (0.14)           --            --            --
         --        (0.10)           --         (0.03)           --            --
    -------       ------        ------        ------        ------        ------
      (0.35)       (1.00)        (0.65)        (0.42)        (0.36)        (0.28)
    -------       ------        ------        ------        ------        ------
    $ 11.05       $12.77        $14.93        $14.40        $11.22        $10.09
    =======       ======        ======        ======        ======        ======

     (10.67)%      (7.37)%        8.12%        32.52%        15.05%         3.87%
    =======       ======        ======        ======        ======        ======

    $ 3,185       $5,337        $6,956        $4,606        $1,707        $1,496
       2.08%(c)     2.02%         2.03%         2.10%         2.00%         2.25%(c)
       6.01%(c)     3.70%         3.40%         3.05%         3.50%         4.28%(c)
          6%          22%           15%           15%           17%            3%

       2.08%(c)     2.02%         2.03%         2.13%         2.27%         7.98%(c)


                                     83




Munder Real Estate Equity Investment Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 C Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(e)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)
                                      -----------   ----------    ----------    -------       ----------
Net asset value, beginning of
  period  .........................   $ 12.82       $14.98        $14.44        $11.25        $10.76
                                      -------       ------        ------        ------        ------
Income from investment operations:
Net investment income  ............      0.35         0.48          0.53          0.36          0.18
Net realized and unrealized
  gain/(loss) on investments  .....     (1.72)       (1.64)         0.66          3.26          0.47
                                      -------       ------        ------        ------        ------
Total from investment operations ..     (1.37)       (1.16)         1.19          3.62          0.65
                                      -------       ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................     (0.35)       (0.51)        (0.51)        (0.39)        (0.16)
Distributions in excess of net
  investment income  ..............        --           --            --         (0.01)           --
Distributions from net realized
  gains  ..........................        --        (0.39)        (0.14)           --            --
Distributions from capital  .......        --        (0.10)           --         (0.03)           --
                                      -------       ------        ------        ------        ------
Total distributions  ..............     (0.35)       (1.00)        (0.65)        (0.43)        (0.16)
                                      -------       ------        ------        ------        ------
Net asset value, end of period  ...   $ 11.10       $12.82        $14.98        $14.44        $11.25
                                      =======       ======        ======        ======        ======
Total return (b)  .................    (10.63)%      (7.34)%        8.17%        32.57%         6.08%
                                      =======       ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $   702       $1,251        $1,513        $  537        $    4
Ratio of operating expenses to
  average net assets  .............      2.08%(c)     2.02%         2.03%         2.10%         2.00%(c)
Ratio of net investment income to
  average net assets  .............      6.01%(c)     3.73%         3.40%         3.05%         3.50%(c)
Portfolio turnover rate  ..........         6%          22%           15%           15%           17%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      2.08%(c)     2.02%         2.03%         2.13%         2.27%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class C and Class Y Shares commenced operations on January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.

                                     84






                                        Y Shares
    --------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period
    12/31/99(e)   Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(e)    6/30/98(e)    6/30/97       6/30/96(e)    6/30/95(d)
    -----------   ----------    ----------    -------       ----------    ----------

    $ 12.80       $ 14.95       $ 14.40       $ 11.22       $ 10.09       $10.00
    -------       -------       -------       -------       -------       ------

       0.40          0.60          0.68          0.51          0.47         0.37
      (1.71)        (1.62)         0.66          3.22          1.13         0.08
    -------       -------       -------       -------       -------       ------
      (1.31)        (1.02)         1.34          3.73          1.60         0.45
    -------       -------       -------       -------       -------       ------

      (0.41)        (0.64)        (0.65)        (0.51)        (0.47)       (0.36)
         --            --            --         (0.01)           --           --
         --         (0.39)        (0.14)           --            --           --
         --         (0.10)           --         (0.03)           --           --
    -------       -------       -------       -------       -------       ------
      (0.41)        (1.13)        (0.79)        (0.55)        (0.47)       (0.36)
    -------       -------       -------       -------       -------       ------
    $ 11.08       $ 12.80       $ 14.95       $ 14.40       $ 11.22       $10.09
    =======       =======       =======       =======       =======       ======
     (10.19)%       (6.35)%        9.24%        33.79%        16.20%        4.64%
    =======       =======       =======       =======       =======       ======

    $56,262       $68,856       $82,611       $48,206       $19,125       $4,989
       1.08%(c)      1.02%         1.03%         1.10%         1.00%        1.25%(c)
       7.01%(c)      4.73%         4.40%         4.05%         4.50%        5.28%(c)
          6%           22%           15%           15%           17%           3%
       1.08%(c)      1.02%         1.03%         1.13%         1.27%        6.98%(c)


                                     85




Munder Small-Cap Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                          A Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $13.10        $14.24        $12.04        $10.22
                                      ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .....     0.02          0.06          0.08          0.09
Net realized and unrealized
  gain/(loss) on investments  .....    (1.26)        (0.86)         2.82          1.77
                                      ------        ------        ------        ------
Total from investment operations ..    (1.24)        (0.80)         2.90          1.86
                                      ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.00)(e)     (0.05)        (0.06)        (0.04)
Dividends in excess of net
  investment income  ..............       --         (0.02)           --            --
Distribution from net realized
  capital gains  ..................       --         (0.27)        (0.64)           --
                                      ------        ------        ------        ------
Total distributions  ..............    (0.00)(e)     (0.34)        (0.70)        (0.04)
                                      ------        ------        ------        ------
Net asset value, end of period  ...   $11.86        $13.10        $14.24        $12.04
                                      ======        ======        ======        ======
Total return (b)  .................    (9.53)%       (5.19)%       24.36%        18.20%
                                      ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $3,659        $6,015        $6,474        $1,164
Ratio of operating expenses to
  average net assets  .............     1.30%(c)      1.23%         1.27%         1.38%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................     0.35%(c)      0.49%         0.56%         1.93%(c)
Portfolio turnover rate  ..........       20%           69%           53%           73%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.30%(c)      1.23%         1.27%         1.51%(c)
FN>
----------------
(a) The Munder Small-Cap Fund Class A Shares, Class B Shares and Class C
    Shares commenced operations on January 10, 1997, February 11, 1997 and
    January 13, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.


                                     86




                          B Shares                                                 C Shares
    ----------------------------------------------------    ----------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/99(d)   Ended         Ended         Ended         12/31/99(d)   Ended         Ended         Ended
    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
    -----------   ----------    ----------    ----------    -----------   ----------    ----------    ----------
    $ 13.03       $14.19        $12.03        $10.76        $ 13.00       $14.18        $12.02        $10.22
    -------       ------        ------        ------        -------       ------        ------        ------

      (0.02)       (0.03)        (0.03)         0.05          (0.02)       (0.03)        (0.03)         0.05
      (1.28)       (0.84)         2.83          1.24          (1.28)       (0.86)         2.83          1.78
    -------       ------        ------        ------        -------       ------        ------        ------
      (1.30)       (0.87)         2.80          1.29          (1.30)       (0.89)         2.80          1.83
    -------       ------        ------        ------        -------       ------        ------        ------

         --        (0.00)(e)        --         (0.02)            --        (0.00)(e)        --         (0.03)
         --        (0.02)           --            --             --        (0.02)           --            --
         --        (0.27)        (0.64)           --             --        (0.27)        (0.64)           --
    -------       ------        ------        ------        -------       ------        ------        ------
         --        (0.29)        (0.64)        (0.02)            --        (0.29)        (0.64)        (0.03)
    -------       ------        ------        ------        -------       ------        ------        ------
    $ 11.73       $13.03        $14.19        $12.03        $ 11.70       $13.00        $14.18        $12.02
    =======       ======        ======        ======        =======       ======        ======        ======
     (10.05)%      (5.85)%       23.58%        12.03%        (10.00)%      (6.00)%       23.60%        17.92%
    =======       ======        ======        ======        =======       ======        ======        ======

    $ 2,562       $3,287        $3,237        $  373        $ 1,325       $1,845        $1,932        $  197
       2.05%(c)     1.98%         2.02%         2.13%(c)       2.05%(c)     1.98%         2.02%         2.13%(c)
      (0.40)%(c)   (0.27)%       (0.19)%        1.18%(c)      (0.40)%(c)   (0.27)%       (0.19)%        1.18%(c)
         20%          69%           53%           73%            20%          69%           53%           73%
       2.05%(c)     1.98%         2.02%         2.26%(c)       2.05%(c)     1.98%         2.02%         2.26%(c)


                                     87




Munder Small-Cap Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                           Y Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 13.13       $ 14.25       $ 12.04       $ 10.00
                                      -------       -------       -------       -------
Income from investment operations:
Net investment income/(loss)  .....      0.04          0.09          0.11          0.12
Net realized and unrealized
  gain/(loss) on investments  .....     (1.29)        (0.85)         2.84          1.96
                                      -------       -------       -------       -------
Total from investment operations ..     (1.25)        (0.76)         2.95          2.08
                                      -------       -------       -------       -------
Less distributions:
Dividends from net investment
  income  .........................     (0.01)        (0.09)        (0.10)        (0.04)
Dividends in excess of net
  investment income  ..............        --            --            --            --
Distribution from net realized
  capital gains  ..................        --         (0.27)        (0.64)           --
                                      -------       -------       -------       -------
Total distributions  ..............     (0.01)        (0.36)        (0.74)        (0.04)
                                      -------       -------       -------       -------
Net asset value, end of period  ...   $ 11.87       $ 13.13       $ 14.25       $ 12.04
                                      =======       =======       =======       =======
Total return (b)  .................     (9.61)%       (5.01)%       24.84%        20.86%
                                      =======       =======       =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $43,070       $59,432       $71,251       $18,271
Ratio of operating expenses to
  average net assets  .............      1.05%(c)      0.98%         1.02%         1.13%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................      0.60%(c)      0.72%         0.81%         2.18%(c)
Portfolio turnover rate  ..........        20%           69%           53%           73%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.05%(c)      0.98%         1.02%         1.26%(c)

----------------
(a) The Munder Small-Cap Fund Class Y Shares commenced operations on December 26, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.



                                     88
























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                                     89





Munder Small Company Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                             A Shares
                                      ----------------------------------------------------------------------------------------
                                      Period
                                      Ended        Year         Year         Year         Year         Period       Year
                                      12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                      (Unaudited)  6/30/99(f)   6/30/98(f)   6/30/97(f)   6/30/96(f)   6/30/95(e)   2/28/95(d)
                                      -----------  ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  .........................   $ 16.53      $ 19.96      $ 21.61      $ 21.08      $15.28       $13.89       $14.37
                                      -------      -------      -------      -------      ------       ------       ------
Income from investment operations:
Net investment loss  ..............     (0.06)       (0.07)       (0.13)       (0.12)      (0.12)       (0.02)       (0.07)
Net realized and unrealized
  gain/(loss) on investments  .....      1.47        (2.15)        2.59         3.64        7.16         1.41        (0.39)
                                      -------      -------      -------      -------      ------       ------       ------
Total from investment operations ..      1.41        (2.22)        2.46         3.52        7.04         1.39        (0.46)
                                      -------      -------      -------      -------      ------       ------       ------
Less distributions:
Dividends in excess of net
  investment income  ..............        --           --           --           --          --           --           --
Distributions from net realized
  capital gains  ..................        --        (1.21)       (4.11)       (2.99)      (1.24)          --        (0.02)
                                      -------      -------      -------      -------      ------       ------       ------
Total distributions  ..............        --        (1.21)       (4.11)       (2.99)      (1.24)          --        (0.02)
                                      -------      -------      -------      -------      ------       ------       ------
Net asset value, end of period  ...   $ 17.94      $ 16.53      $ 19.96      $ 21.61      $21.08       $15.28       $13.89
                                      =======      =======      =======      =======      ======       ======       ======
Total return (b)  .................      8.53%      (10.92)%      12.41%       18.88%      48.28%       10.01%       (3.21)%
                                      =======      =======      =======      =======      ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .........................   $15,346      $25,729      $20,909      $11,646      $4,832       $2,871       $2,697
Ratio of operating expenses to
  average net assets  .............      1.25%(c)     1.22%        1.20%        1.22%       1.21%        1.21%(c)     1.23%
Ratio of net investment loss to
  average net assets  .............     (0.83)%(c)   (0.44)%      (0.57)%      (0.62)%     (0.66)%      (0.41)%(c)   (0.40)%
Portfolio turnover rate  ..........        60%         108%         123%          98%         98%          39%          45%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.25%(c)     1.22%        1.20%        1.22%       1.28%        1.46%(c)     1.48%

----------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.


                                     90



                                            B Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99(f)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(e)    2/28/95(d)
    -----------   ----------    ----------    ----------    ----------    ----------    ----------
    $15.71        $ 19.16       $ 21.05       $20.74        $15.15        $13.81        $13.54
    ------        -------       -------       ------        ------        ------        ------

     (0.12)         (0.19)        (0.28)       (0.25)        (0.26)        (0.05)        (0.05)

      1.29          (2.05)         2.50         3.55          7.09          1.39          0.34
    ------        -------       -------       ------        ------        ------        ------
      1.17          (2.24)         2.22         3.30          6.83          1.34          0.29
    ------        -------       -------       ------        ------        ------        ------

        --             --            --           --            --            --            --

        --          (1.21)        (4.11)       (2.99)        (1.24)           --         (0.02)
    ------        -------       -------       ------        ------        ------        ------
        --          (1.21)        (4.11)       (2.99)        (1.24)           --         (0.02)
    ------        -------       -------       ------        ------        ------        ------
    $16.88        $ 15.71       $ 19.16       $21.05        $20.74        $15.15        $13.81
    ======        =======       =======       ======        ======        ======        ======
      7.52%        (11.55)%       11.51%       18.06%        47.26%         9.70%         2.13%
    ======        =======       =======       ======        ======        ======        ======

    $9,640        $ 8,745       $14,013       $5,735        $  990        $   46        $   39

      2.00%(c)       1.97%         1.95%        1.97%         1.96%         1.96%(c)      1.85%(c)

     (1.58)%(c)     (1.19)%       (1.32)%      (1.37)%       (1.41)%       (1.16)%(c)    (1.02)%(c)
        60%           108%          123%          98%           98%           39%           45%

      2.00%(c)       1.97%         1.95%        1.97%         2.03%         2.21%(c)      2.10%(c)

                                     91




Munder Small Company Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period
                                                                     C Shares
                                      --------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(f)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(d,e)
                                      -----------   ----------    ----------    ----------    ------------
Net asset value, beginning of
  period  .........................   $15.97        $ 19.46       $21.32        $20.93        $17.05
                                      ------        -------       ------        ------        ------
Income from investment operations:
Net investment loss  ..............    (0.12)         (0.19)       (0.28)        (0.25)        (0.21)
Net realized and unrealized
  gain/(loss) on investments  .....     1.31          (2.09)        2.53          3.63          5.33
                                      ------        -------       ------        ------        ------
Total from investment operations  .     1.19          (2.28)        2.25          3.38          5.12
                                      ------        -------       ------        ------        ------
Less distributions:
Dividends in excess of net
  investment income  ..............       --             --           --            --            --
Distributions from net realized
  capital gains  ..................       --          (1.21)       (4.11)        (2.99)        (1.24)
                                      ------        -------       ------        ------        ------
Total distributions  ..............       --          (1.21)       (4.11)        (2.99)        (1.24)
                                      ------        -------       ------        ------        ------
Net asset value, end of period  ...   $17.16        $ 15.97       $19.46        $21.32        $20.93
                                      ======        =======       ======        ======        ======
Total return (b)  .................     7.52%        (11.58)%      11.50%        18.26%        31.97%
                                      ======        =======       ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $3,643        $ 3,839       $6,319        $2,271        $   76
Ratio of operating expenses to
  average net assets  .............     2.00%(c)       1.97%        1.95%         1.97%         1.96%(c)
Ratio of net investment loss to
  average net assets  .............    (1.58)%(c)     (1.19)%      (1.32)%       (1.37)%       (1.41)%(c)
Portfolio turnover rate  ..........       60%           108%         123%           98%           98%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     2.00%(c)       1.97%        1.95%         1.97%         2.03%(c)

----------------
(a) The Munder Small Company Growth Fund Class C Shares and Class Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     92



                                          Y Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99(f)   Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98(f)    6/30/97(f)    6/30/96(f)    6/30/95(e)    2/28/95(d)
    -----------   ----------    ----------    ----------    ----------    ----------    ----------
    $  16.83      $  20.26      $  21.84      $  21.21      $  15.33      $ 13.93       $ 14.38
    --------      --------      --------      --------      --------      -------       -------

       (0.05)        (0.03)        (0.07)        (0.07)        (0.07)       (0.01)        (0.02)
        1.39         (2.17)         2.60          3.69          7.19         1.41         (0.41)
    --------      --------      --------      --------      --------      -------       -------
        1.34         (2.20)         2.53          3.62          7.12         1.40         (0.43)
    --------      --------      --------      --------      --------      -------       -------

          --         (0.02)           --            --            --           --            --
          --         (1.21)        (4.11)        (2.99)        (1.24)          --         (0.02)
    --------      --------      --------      --------      --------      -------       -------
          --         (1.23)        (4.11)        (2.99)        (1.24)          --         (0.02)
    --------      --------      --------      --------      --------      -------       -------
    $  18.17      $  16.83      $  20.26      $  21.84      $  21.21      $ 15.33       $ 13.93
    ========      ========      ========      ========      ========      =======       =======
        8.03%       (10.62)%       12.57%        19.26%        48.65%       10.05%        (3.00)%
    ========      ========      ========      ========      ========      =======       =======

    $145,633      $163,827      $209,081      $152,772      $107,492      $79,968       $72,207
        1.00%(c)      0.97%         0.95%         0.97%         0.96%        0.96%(c)      0.98%
       (0.58)%(c)    (0.19)%       (0.32)%       (0.37)%       (0.41)%      (0.16)%(c)    (0.15)%
          60%          108%          123%           98%           98%          39%           45%
        1.00%(c)      0.97%         0.95%         0.97%         1.03%        1.21%(c)      1.23%


                                     93




Munder Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                  A Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
                                      -----------   ----------    ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $15.46        $16.19        $13.98        $11.57        $10.38
                                      ------        ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .....     0.03          0.07          0.10          0.08          0.05
Net realized and unrealized
  gain/(loss) on investments  .....    (1.14)        (0.21)         3.35          3.64          1.19
                                      ------        ------        ------        ------        ------
Total from investment operations  .    (1.11)        (0.14)         3.45          3.72          1.24
                                      ------        ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.01)        (0.04)        (0.09)        (0.09)        (0.05)
Distributions from net realized
  gains  ..........................    (0.07)        (0.55)        (1.15)        (1.22)           --
                                      ------        ------        ------        ------        ------
Total distributions  ..............    (0.08)        (0.59)        (1.24)        (1.31)        (0.05)
                                      ------        ------        ------        ------        ------
Net asset value, end of period  ...   $14.27        $15.46        $16.19        $13.98        $11.57
                                      ======        ======        ======        ======        ======
Total return (b)  .................    (7.13)%       (0.23)%       25.53%        34.38%        11.95%
                                      ======        ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $2,540        $2,979        $5,763        $1,587        $  424
Ratio of operating expenses to
  average net assets  .............     1.28%(c)      1.23%         1.24%         1.27%         1.20%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................     0.42%(c)      0.47%         0.61%         0.70%         0.64%(c)
Portfolio turnover rate  ..........       57%          138%           92%          139%          223%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.28%(c)      1.23%         1.24%         1.31%         1.30%(c)

----------------
(a) The Munder Value Fund Class A Shares, Class B Shares and Class C Shares commenced operations on September 14, 1995, September 19, 1995 and February 9, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     94



                            B Shares                                                     C Shares
    ----------------------------------------------------------  ----------------------------------------------------------
    Period                                                      Period
    Ended       Year        Year        Year        Period      Ended       Year        Year        Year        Period
    12/31/99(d) Ended       Ended       Ended       Ended       12/31/99(d) Ended       Ended       Ended       Ended
    (Unaudited) 6/30/99(d)  6/30/98(d)  6/30/97(d)  6/30/96(d)  (Unaudited) 6/30/99(d)  6/30/98(d)  6/30/97(d)  6/30/96(d)
    ----------------------  ----------  ----------  ----------  ----------------------  ----------  ----------  ----------
    $15.29      $16.11      $13.93      $11.55      $10.41      $15.27      $16.09      $13.93      $11.54      $11.35
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------

     (0.02)      (0.03)      (0.02)      (0.01)      (0.01)      (0.02)      (0.03)      (0.02)      (0.01)      (0.01)
     (1.12)      (0.24)       3.36        3.61        1.16       (1.12)      (0.24)       3.34        3.62        0.23
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     (1.14)      (0.27)       3.34        3.60        1.15       (1.14)      (0.27)       3.32        3.61        0.22
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------

        --          --       (0.01)         --       (0.01)         --          --       (0.01)         --       (0.03)
     (0.07)      (0.55)      (1.15)      (1.22)         --       (0.07)      (0.55)      (1.15)      (1.22)         --
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.07)      (0.55)      (1.16)      (1.22)      (0.01)      (0.07)      (0.55)      (1.16)      (1.22)      (0.03)
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
    $14.08      $15.29      $16.11      $13.93      $11.55      $14.06      $15.27      $16.09      $13.93      $11.54
    ======      ======      ======      ======      ======      ======      ======      ======      ======      ======
     (7.41)%     (1.23)%     24.93%      33.24%      11.09%      (7.42)%     (1.23)%     24.78%      33.36%       1.90%
    ======      ======      ======      ======      ======      ======      ======      ======      ======      ======

    $2,487      $3,765      $2,309      $  935      $  103      $  481      $1,828      $1,179      $  527      $  348
      2.03%(c)    1.98%       1.99%       2.02%       1.95%(c)    2.03%(c)    1.98%       1.99%       2.02%       1.95%(c)
     (0.33)%(c)  (0.21)%     (0.14)%     (0.05)%     (0.11)%(c)  (0.33)%(c)  (0.19)%     (0.14)%     (0.05)%     (0.11)%(c)
        57%        138%         92%        139%        223%         57%        138%         92%        139%        223%

      2.03%(c)    1.98%       1.99%       2.06%       2.05%(c)    2.03%(c)    1.98%       1.99%       2.06%       2.05%(c)

                                     95




Munder Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period
    (Continued)

                                                                 Y Shares
                                      ------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    6/30/96(d)
                                      -----------   ----------    ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 15.49       $  16.23      $  14.00      $ 11.59       $ 10.00
                                      -------       --------      --------      -------       -------
Income from investment operations:
Net investment income/(loss)  .....      0.05           0.11          0.13         0.12          0.09
Net realized and unrealized
  gain/(loss) on investments  .....     (1.14)         (0.22)         3.38         3.63          1.56
                                      -------       --------      --------      -------       -------
Total from investment operations  .     (1.09)         (0.11)         3.51         3.75          1.65
                                      -------       --------      --------      -------       -------
Less distributions:
Dividends from net investment
  income  .........................     (0.02)         (0.08)        (0.13)       (0.12)        (0.06)
Distributions from net realized
  gains  ..........................     (0.07)         (0.55)        (1.15)       (1.22)           --
                                      -------       --------      --------      -------       -------
Total distributions  ..............     (0.09)         (0.63)        (1.28)       (1.34)        (0.06)
                                      -------       --------      --------      -------       -------
Net asset value, end of period  ...   $ 14.31       $  15.49      $  16.23      $ 14.00       $ 11.59
                                      =======       ========      ========      =======       =======
Total return (b)  .................     (6.99)%        (0.16)%       26.12%       34.66%        16.52%
                                      =======       ========      ========      =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $95,582       $140,011      $165,235      $80,004       $35,432
Ratio of operating expenses to
  average net assets  .............      1.03%(c)       0.98%         0.99%        1.02%         0.95%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................      0.67%(c)       0.78%         0.86%        0.95%         0.89%(c)
Portfolio turnover rate  ..........        57%           138%           92%         139%          223%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.03%(c)       0.98%         0.99%        1.06%         1.05%(c)

----------------
(a) The Munder Value Fund Class Y Shares commenced operations on August 18,
    1995.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     96




                   [ This Page Intentionally Left Blank ]

                                     97




Munder Framlington Emerging Markets Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                          A Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $11.69        $ 8.99        $ 12.92       $10.18
                                      ------        ------        -------       ------
Income from investment operations:
Net investment income/(loss)  .....     0.03          0.03           0.11         0.05
Net realized and unrealized
  gain/(loss) on investments  .....     3.16          2.67          (3.73)        2.71
                                      ------        ------        -------       ------
Total from investment operations ..     3.19          2.70          (3.62)        2.76
                                      ------        ------        -------       ------
Less distributions:
Dividends from net investment
  income  .........................       --            --          (0.04)       (0.02)
Distributions from net realized
  gains  ..........................       --            --          (0.05)          --
Distributions in excess of net
  realized gains  .................       --            --          (0.22)          --
                                      ------        ------        -------       ------
Total distributions  ..............       --            --          (0.31)       (0.02)
                                      ------        ------        -------       ------
Net asset value, end of period  ...   $14.88        $11.69        $  8.99       $12.92
                                      ======        ======        =======       ======
Total return (b)  .................    27.29%        30.03%        (28.34)%      27.16%
                                      ======        ======        =======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $1,040        $  961        $   632       $  532
Ratio of operating expenses to
  average net assets  .............     1.91%(c)      1.85%          1.89%        1.79%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................     0.53%(c)      0.39%          0.93%        1.14%(c)
Portfolio turnover rate  ..........       89%          159%            94%          46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............     2.14%(c)      2.12%          2.14%        5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares, Class B Shares and Class C Shares commenced operations on January 14, 1997, February 25, 1997 and March 3, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     98





                          B Shares                                                 C Shares
    ----------------------------------------------------    ----------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/99(d)   Ended         Ended         Ended         12/31/99(d)   Ended         Ended         Ended
    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
    -----------   ----------    ----------    ----------    -----------   ----------    ----------    ----------
    $11.47        $ 8.95        $ 12.91       $11.13        $11.47        $ 8.96        $ 12.92       $10.95
    ------        ------        -------       ------        ------        ------        -------       ------

     (0.01)        (0.03)          0.02         0.01         (0.01)        (0.03)          0.02         0.01
      3.20          2.55          (3.71)        1.79          3.07          2.54          (3.71)        1.96
    ------        ------        -------       ------        ------        ------        -------       ------
      3.19          2.52          (3.69)        1.80          3.06          2.51          (3.69)        1.97
    ------        ------        -------       ------        ------        ------        -------       ------

        --            --          (0.00)(e)    (0.02)           --            --          (0.00)(e)    (0.00)(e)
        --            --          (0.05)          --            --            --          (0.05)          --
        --            --          (0.22)          --            --            --          (0.22)          --
    ------        ------        -------       ------        ------        ------        -------       ------
        --            --          (0.27)       (0.02)           --            --          (0.27)       (0.00)(e)
    ------        ------        -------       ------        ------        ------        -------       ------
    $14.66        $11.47        $  8.95       $12.91        $14.53        $11.47        $  8.96       $12.92
    ======        ======        =======       ======        ======        ======        =======       ======
     27.81%        28.16%        (28.90)%      16.21%        26.68%        28.01%        (28.88)%      18.03%
    ======        ======        =======       ======        ======        ======        =======       ======

    $1,952        $1,121        $   511       $  134        $  695        $  497        $   132       $   24
      2.66%(c)      2.60%          2.64%        2.54%(c)      2.66%(c)      2.60%          2.64%        2.54%(c)
     (0.22)%(c)    (0.36)%         0.18%        0.39%(c)     (0.22)%(c)    (0.36)%         0.18%        0.39%(c)
        89%          159%            94%          46%           89%          159%            94%          46%

      2.89%(c)      2.87%          2.89%        6.18%(c)      2.89%(c)      2.87%          2.89%        6.18%(c)

                                     99




Munder Framlington Emerging Markets Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period
    (Continued)

                                                           Y Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/98(d)    6/30/97(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 11.64       $  9.00       $ 12.92       $10.00
                                      -------       -------       -------       ------
Income from investment operations:
Net investment income/(loss)  .....      0.05          0.05          0.13         0.07
Net realized and unrealized
  gain/(loss) on investments  .....      3.12          2.59         (3.72)        2.88
                                      -------       -------       -------       ------
Total from investment operations ..      3.17          2.64         (3.59)        2.95
                                      -------       -------       -------       ------
Less distributions:
Dividends from net investment
  income  .........................        --            --         (0.06)       (0.03)
Distributions from net realized
  gains  ..........................        --            --         (0.05)          --
Distributions in excess of net
  realized gains  .................        --            --         (0.22)          --
                                      -------       -------       -------       ------
Total distributions  ..............        --            --         (0.33)       (0.03)
                                      -------       -------       -------       ------
Net asset value, end of period  ...   $ 14.81       $ 11.64       $  9.00       $12.92
                                      =======       =======       =======       ======
Total return (b)  .................     27.23%        29.33%       (28.12)%      29.51%
                                      =======       =======       =======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $26,673       $17,857       $14,332       $4,826
Ratio of operating expenses to
  average net assets  .............      1.66%(c)      1.60%         1.64%        1.54%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................      0.78%(c)      0.64%         1.18%        1.39%(c)
Portfolio turnover rate  ..........        89%          159%           94%          46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............      1.89%(c)      1.87%         1.89%        5.18%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     100



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                                     101






Munder Framlington Healthcare Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                          A Shares
                                      -------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99      Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97
                                      -----------   ----------    ----------    -------
Net asset value, beginning of
  period  .........................   $10.46        $ 11.82       $10.89        $11.30
                                      ------        -------       ------        ------
Income from investment operations:
Net investment loss  ..............    (0.09)         (0.13)       (0.15)        (0.01)
Net realized and unrealized
  gain/(loss) on investments  .....     5.79          (1.13)        1.08         (0.40)
                                      ------        -------       ------        ------
Total from investment operations ..     5.70          (1.26)        0.93         (0.41)
                                      ------        -------       ------        ------
Less distributions:
Distributions from net realized
  gains  ..........................       --          (0.08)          --            --
Distributions in excess of net
  realized gains  .................       --          (0.02)          --            --
                                      ------        -------       ------        ------
Total distributions  ..............       --          (0.10)          --            --
                                      ------        -------       ------        ------
Net asset value, end of period  ...   $16.16        $ 10.46       $11.82        $10.89
                                      ======        =======       ======        ======
Total return (b)  .................    54.49%        (10.69)%       8.54%        (3.63)%
                                      ======        =======       ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $4,951        $ 3,382       $4,984        $  664
Ratio of operating expenses to
  average net assets  .............     1.66%(c)       1.61%        1.62%         1.55%(c)
Ratio of net investment loss to
  average net assets  .............    (1.61)%(c)     (1.27)%      (1.20)%       (0.95)%(c)
Portfolio turnover rate  ..........       31%            49%          47%           14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............     1.83%(c)       1.92%        2.40%         7.33%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class A Shares, Class B Shares and Class C Shares a commenced operations on February 14, 1997, January 31, 1997 and January 13, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     102




                         B Shares                                               C Shares
    -------------------------------------------------       -------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/99      Ended         Ended         Ended         12/31/99      Ended         Ended         Ended
    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97       (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97
    -----------   ----------    ----------    -------       -----------   ----------    ----------    -------
    $10.27        $ 11.69       $10.85        $11.02        $10.27        $ 11.69       $10.86        $10.40
    ------        -------       ------        ------        ------        -------       ------        ------

     (0.15)         (0.21)       (0.23)        (0.02)        (0.16)         (0.21)       (0.23)        (0.01)
      5.69          (1.11)        1.07         (0.15)         5.69          (1.11)        1.06          0.47
    ------        -------       ------        ------        ------        -------       ------        ------
      5.54          (1.32)        0.84         (0.17)         5.53          (1.32)        0.83          0.46
    ------        -------       ------        ------        ------        -------       ------        ------

        --          (0.08)          --            --            --          (0.08)          --            --
        --          (0.02)          --            --            --          (0.02)          --            --
    ------        -------       ------        ------        ------        -------       ------        ------
        --          (0.10)          --            --            --          (0.10)          --            --
    ------        -------       ------        ------        ------        -------       ------        ------
    $15.81        $ 10.27       $11.69        $10.85        $15.80        $ 10.27       $11.69        $10.86
    ======        =======       ======        ======        ======        =======       ======        ======
     53.94%        (11.40)%       7.83%        (1.54)%       53.85%        (11.40)%       7.73%         4.42%
    ======        =======       ======        ======        ======        =======       ======        ======

    $9,409        $ 6,682       $8,664        $1,063        $2,227        $ 1,652       $3,378        $  164
      2.41%(c)       2.36%        2.37%         2.30%(c)      2.41%(c)       2.36%        2.37%         2.30%(c)
     (2.36)%(c)     (2.02)%      (1.95)%       (1.70)%(c)    (2.36)%(c)     (2.02)%      (1.95)%       (1.70)%(c)
        31%            49%          47%           14%           31%            49%          47%           14%

      2.58%(c)       2.67%        3.15%         8.08%(c)      2.58%(c)       2.67%        3.15%         8.08%(c)

                                     103





Munder Framlington Healthcare Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period
    (Continued)

                                                         Y Shares
                                      -------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99      Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97
                                      -----------   ----------    ----------    -------
Net asset value, beginning of
  period  .........................   $10.50        $ 11.84       $10.89        $10.00
                                      ------        -------       ------        ------
Income from investment operations:
Net investment loss  ..............    (0.08)         (0.11)       (0.11)        (0.03)
Net realized and unrealized
  gain/(loss) on investments  .....     5.83          (1.13)        1.06          0.92
                                      ------        -------       ------        ------
Total from investment operations ..     5.75          (1.24)        0.95          0.89
                                      ------        -------       ------        ------
Less distributions:
Distributions from net realized
  gains  ..........................       --          (0.08)          --            --
Distributions in excess of net
  realized gains  .................       --          (0.02)          --            --
                                      ------        -------       ------        ------
Total distributions  ..............       --          (0.10)          --            --
                                      ------        -------       ------        ------
Net asset value, end of period  ...   $16.25        $ 10.50       $11.84        $10.89
                                      ======        =======       ======        ======
Total return (b)  .................    54.61%        (10.42)%       8.72%         8.90%
                                      ======        =======       ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $8,240        $ 5,303       $5,458        $2,086
Ratio of operating expenses to
  average net assets  .............     1.41%(c)       1.36%        1.37%         1.30%(c)
Ratio of net investment loss to
  average net assets  .............    (1.36)%(c)     (1.03)%      (0.95)%       (0.70)%(c)
Portfolio turnover rate  ..........       31%            49%          47%           14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............     1.58%(c)       1.67%        2.15%         7.08%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     104



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                                     105





Munder Framlington International Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                          A Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $12.79        $11.92        $11.35        $10.10
                                      ------        ------        ------        ------
Income from investment operations:
Net investment income/(loss)  .....    (0.08)        (0.02)         0.02          0.05
Net realized and unrealized gain
  on investments  .................     4.26          0.90          0.61          1.20
                                      ------        ------        ------        ------
Total from investment operations ..     4.18          0.88          0.63          1.25
                                      ------        ------        ------        ------
Less distributions:
Dividends from net investment
  income  .........................    (0.13)           --         (0.02)           --
Distributions from net realized
  gains  ..........................    (0.54)        (0.01)        (0.03)           --
Distributions in excess of net
  realized gains  .................       --            --         (0.01)           --
                                      ------        ------        ------        ------
Total distributions  ..............    (0.67)        (0.01)        (0.06)           --
                                      ------        ------        ------        ------
Net asset value, end of period  ...   $16.30        $12.79        $11.92        $11.35
                                      ======        ======        ======        ======
Total return (b)  .................    33.06%         7.36%         5.60%        12.38%
                                      ======        ======        ======        ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $2,158        $2,869        $1,601        $1,103
Ratio of operating expenses to
  average net assets  .............     1.64%(c)      1.60%         1.62%         1.55%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................    (0.82)%(c)    (0.16)%        0.21%         1.01%(c)
Portfolio turnover rate  ..........       29%           66%           38%           15%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............     1.69%(c)      1.75%         1.82%         2.56%(c)

----------------
(a) The Munder Framlington International Growth Fund Class A Shares, Class B Shares and Class C Shares commenced operations on February 20, 1997, March 19, 1997 and February 13, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     106




                          B Shares                                                C Shares
    ----------------------------------------------------    ----------------------------------------------------
    Period                                                  Period
    Ended         Year          Year          Period        Ended         Year          Year          Period
    12/31/99(d)   Ended         Ended         Ended         12/31/99(d)   Ended         Ended         Ended
    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)    (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
    -----------   ----------    ----------    ----------    -----------   ----------    ----------    ----------
    $12.56        $11.83        $11.32        $ 9.85        $12.58        $11.86        $11.33        $10.03
    ------        ------        ------        ------        ------        ------        ------        ------

     (0.10)        (0.10)        (0.06)         0.01         (0.04)        (0.10)        (0.06)         0.01
      4.16          0.84          0.61          1.46          4.12          0.83          0.63          1.29
    ------        ------        ------        ------        ------        ------        ------        ------
      4.06          0.74          0.55          1.47          4.08          0.73          0.57          1.30
    ------        ------        ------        ------        ------        ------        ------        ------

        --            --            --            --            --            --            --            --
     (0.54)        (0.01)        (0.03)           --         (0.54)        (0.01)        (0.03)           --
        --            --         (0.01)           --            --            --         (0.01)           --
    ------        ------        ------        ------        ------        ------        ------        ------
     (0.54)        (0.01)        (0.04)           --         (0.54)        (0.01)        (0.04)           --
    ------        ------        ------        ------        ------        ------        ------        ------
    $16.08        $12.56        $11.83        $11.32        $16.12        $12.58        $11.86        $11.33
    ======        ======        ======        ======        ======        ======        ======        ======
     32.66%         6.23%         4.88%        14.92%        32.76%         6.13%         5.05%        12.96%
    ======        ======        ======        ======        ======        ======        ======        ======

    $  908        $  546        $  591        $  128        $  469        $  172        $  196        $   62
      2.39%(c)      2.36%         2.37%         2.30%(c)      2.39%(c)      2.36%         2.37%         2.30%(c)
     (1.57)%(c)    (0.92)%       (0.54)%        0.26%(c)     (1.57)%(c)     0.92%        (0.54)%        0.26%(c)
        29%           66%           38%           15%           29%           66%           38%           15%

      2.44%(c)      2.51%         2.57%         3.31%(c)      2.44%(c)      2.51%         2.58%         3.31%(c)

                                     107




Munder Framlington International Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period
    (Continued)

                                                          Y Shares
                                      ----------------------------------------------------
                                      Period
                                      Ended         Year          Year          Period
                                      12/31/99(d)   Ended         Ended         Ended
                                      (Unaudited)   6/30/99(d)    6/30/98(d)    6/30/97(d)
                                      -----------   ----------    ----------    ----------
Net asset value, beginning of
  period  .........................   $ 12.81       $ 11.94       $ 11.35       $ 10.00
                                      -------       -------       -------       -------
Income from investment operations:
Net investment income/(loss)  .....     (0.04)         0.01          0.05          0.07
Net realized and unrealized gain
  on investments  .................      4.26          0.87          0.61          1.28
                                      -------       -------       -------       -------
Total from investment operations  .      4.22          0.88          0.66          1.35
                                      -------       -------       -------       -------
Less distributions:
Dividends from net investment
  income  .........................     (0.19)           --         (0.03)           --
Distributions from net realized
  gains  ..........................     (0.54)        (0.01)        (0.03)           --
Distributions in excess of net
  realized gains  .................        --            --         (0.01)           --
                                      -------       -------       -------       -------
Total distributions  ..............     (0.73)        (0.01)        (0.07)           --
                                      -------       -------       -------       -------
Net asset value, end of period  ...   $ 16.30       $ 12.81       $ 11.94       $ 11.35
                                      =======       =======       =======       =======
Total return (b)  .................     33.35%         7.35%         5.86%        13.50%
                                      =======       =======       =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $78,587       $60,940       $64,643       $23,831
Ratio of operating expenses to
  average net assets  .............      1.39%(c)      1.36%         1.37%         1.30%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................     (0.57)%(c)     0.08%         0.46%         1.26%(c)
Portfolio turnover rate  ..........        29%           66%           38%           15%
Ratio of operating expenses to
  average net assets  .............
without expenses reimbursed  ......      1.44%(c)      1.51%         1.57%         2.31%(c)

----------------
(a) The Munder Framlington International Growth Fund Class Y Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     108





The Munder Funds
Notes To Financial Statements, December 31, 1999

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.


EQUITY FUNDS
MFI:
Munder Micro-Cap Equity Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund

MFT:
Munder Balanced Fund
Munder Growth & Income Fund
Munder International Equity Fund
Munder Small Company Growth Fund

Framlington:
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund


      The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. Each Fund is classified as a diversified management investment company under the 1940 Act.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), or World Asset


                                     109




Management ("World"), a wholly owned subsidiary of Munder Capital Management, and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate

                                     110




with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. The Advisor or World, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Growth & Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund.
Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing

                                     111




characterization of distributions made by a Fund as a whole. The Munder Growth & Income Fund, Munder Multi-Season Growth Fund and Munder Value Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined on June 30, 1999, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisors, Sub-Advisor and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                          Fees on Assets         Fees on Assets
                                                        up to $500 Million   Exceeding $500 Million
                                                        ------------------   ----------------------
Munder Multi-Season Growth Fund .....................          1.00%                  0.75%
                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............          1.00%                  0.75%
                                                         Fees on Average
                                                        Daily Net Assets
                                                        ----------------
Munder Micro-Cap Equity Fund ........................         1.00%
Munder Growth & Income Fund, Munder Small-Cap Value
Fund, and Munder Small Company Growth Fund ..........         0.75%
Munder Real Estate Equity Investment Fund and Munder
Value Fund ..........................................         0.74%
Munder Balanced Fund ................................         0.65%
Munder Framlington Emerging Markets Fund ............         1.25%

      For its advisory services, World is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average net assets of the Fund at the following annual rate:

                                                         Fees on Average
                                                        Daily Net Assets
                                                        ----------------
Munder International Equity Fund ....................         0.75%

                                     112



      The Advisor voluntarily waived fees and reimbursed expenses for the period ended December 31, 1999, for the following Funds:

                         Fund                           Fees Waived   Expenses Reimbursed
                         ----                           -----------   -------------------
Munder Micro-Cap Equity Fund ........................           --          $ 4,682
Munder Multi-Season Growth Fund .....................     $628,415               --
Munder Framlington Emerging Markets Fund ............           --           57,728
Munder Framlington Healthcare Fund ..................           --           15,386
Munder Framlington International Growth Fund ........           --           19,222


      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $100,074 for its shareholder services to the Funds for the period ended December 31, 1999.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the period ended December 31, 1999, the Distributor paid $6,759 and $16,687 to Comerica Securities and LPM, respectively for shareholder services provided to the Funds.

                                     113




      For the period ended December 31, 1999, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans were as follows:

                                  Class A      Class B      Class C       Class K
                                  Shares       Shares       Shares        Shares
                                12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                ----------   ----------   ----------   ------------
The Funds ...................      0.25%        1.00%        1.00%         0.25%


4. Securities Transactions

      For the period ended December 31, 1998, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................      $ 17,950,324         $ 32,961,770
Munder Growth & Income Fund .........................        32,052,272           58,290,291
Munder International Equity Fund ....................        24,000,515           52,366,793
Munder Micro-Cap Equity Fund ........................        51,853,743           49,430,554
Munder Multi-Season Growth Fund .....................       159,972,308          242,223,523
Munder Real Estate Equity Investment Fund ...........         4,474,550           11,415,293
Munder Small-Cap Value Fund .........................        21,687,424           49,985,048
Munder Small Company Growth Fund ....................       157,685,104          227,088,360
Munder Value Fund ...................................        74,339,310          112,778,797
Munder Framlington Emerging Markets Fund ............        46,699,960           50,059,095
Munder Framlington Healthcare Fund ..................         5,732,700            7,096,495
Munder Framlington International Growth Fund ........        20,226,204           25,911,973


      For the period ended December 31, 1999, purchases and sales of U.S. Government securities, excluding short-term investments, were as follows:

                                 Cost of Purchases   Proceeds from Sales
                                 -----------------   -------------------
Munder Balanced Fund .........       $1,099,650           $1,192,309

                                     114



      At December 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Balanced Fund ................................   $  6,098,783    $ 1,464,316
Munder Growth & Income Fund .........................     41,731,366      4,187,699
Munder International Equity Fund ....................    107,021,543     11,356,682
Munder Micro-Cap Equity Fund ........................     25,499,386      2,795,644
Munder Multi-Season Growth Fund .....................    270,381,705     21,373,459
Munder Real Estate Equity Investment Fund ...........      1,343,489      9,179,427
Munder Small-Cap Value Fund .........................     12,003,820     11,121,943
Munder Small Company Growth Fund ....................     63,525,951     11,332,105
Munder Value Fund ...................................     13,242,834      6,276,785
Munder Framlington Emerging Markets Fund ............     19,472,412      2,671,240
Munder Framlington Healthcare Fund ..................      9,560,947      2,730,492
Munder Framlington International Growth Fund ........     30,850,467      3,271,927


5. Geographic and Industry Concentration

      The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                     115



7. Income Tax Information

      As determined at June 30, 1999 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                          Expiring
                                                            2007
                                                          --------
Munder Micro-Cap Equity Fund ........................   $ 6,169,618
Munder Small-Cap Value Fund .........................     3,803,999
Munder Small Company Growth Fund ....................    46,123,147
Munder Framlington Emerging Markets Fund ............    13,156,700


      Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1998 and June 30, 1999 as follows:

                                                            Amount
                                                            ------
Munder Micro-Cap Equity Fund ........................   $   381,532
Munder Real Estate Equity Investment Fund ...........     1,946,987
Munder Small Company Growth Fund ....................    13,562,982
Munder Framlington Emerging Markets Fund ............       437,587
Munder Framlington Healthcare Fund ..................       589,627
Munder Framlington International Growth Fund ........       104,043


8. Subsequent Event

      On February 14, 2000 the Board of Directors for the Munder Funds, Inc. voted to close and liquidate the Munder Value Fund effective April 17, 2000.


                                     116


                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116













                                          (OUTSIDE BACK COVER)

SANNEQUITY1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.




                                                        (OUTSIDE FRONT COVER)

                                                     CLASS A, B, C & Y SHARES

                                                                  Semi-Annual
                                                                       Report



The Munder Funds
Investments                                                 DECEMBER 31, 1999
for all seasons


                                                      THE MUNDER INCOME FUNDS
                                                                         Bond
                                                            Intermediate Bond
                                                           International Bond
                                                       U.S. Government Income
                                                       Michigan Tax-Free Bond
                                                                Tax-Free Bond
                                             Tax-Free Short-Intermediate Bond
                                                          Short Term Treasury

                                                THE MUNDER MONEY MARKET FUNDS
                                                              Cash Investment
                                                                 Money Market
                                                        Tax-Free Money Market
                                                   U.S. Treasury Money Market








                                                (INSIDE FRONT COVER)

                                                "Another striking
                                                 feature of the market
                                                 during the last half of
                                                 1999, was its increasingly
                                                 active trading."


The Munder Funds
        Letter to shareholders

Dear fellow shareholders:

      I hope that you are pleased with the performance and operations of the Munder Funds. On the following pages you will find the most recent financial information for your investment.

      During the past six months, bond market returns suffered from interest rate increases while the stock market continued its upward climb. Within the stock market, the focus shifted from a "bigger is better" mentality to "nearly anything in the technology sector" mentality. The allure of technology stocks was in part due to their overall increasingly attractive fundamentals. Increased earnings and better than expected profits turned attention to technology stocks. The prices of these stocks were also boosted by a momentum psychology. As more and more investors committed money into the day's current winners, the prices of technology stocks reached unprecedented valuations. It is interesting to note that some of the best performing stocks in this sector were the stocks of companies with no earnings.

      Another striking feature of the market during the last half of 1999, was its increasingly active trading. Stocks are now held for an average of eight months, down from the two-year holding period that was more typical a decade ago. The 50 NASDAQ stocks with the heaviest trading were held for an average of only three weeks. At the Munder Funds, we consider ourselves "owners" as opposed to "renters" when we purchase a stock. In our view, this hyperactive trading is more akin to speculation than to investing. In all of the Munder Funds, from our core stock and bond funds to our specialty funds, we take a long-term approach to investing assets. We focus on fundamentals. Our core portfolios remain diversified and fully invested.

      We recognize, however, that some investment plans call for increased exposure to a particular segment of the market. For that reason, the Munder Family of Mutual Funds has particular expertise in specialty or niche funds. In some market environments, these specialty funds - including international growth, emerging markets, healthcare and technology - will generate the strongest performance. In other market environments, the diversification of our core funds will post the best relative returns. Our goal is to offer you a well-balanced menu of investment alternatives from which you can construct a portfolio appropriate for your investment goals and risk levels. As part of our continuing commitment to a diversified selection of mutual funds, the Munder Future Technology Fund was added to the Munder roster of funds in August, 1999.

      If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

Very truly yours,

/s/ James C. Robinson
----------------------
James C. Robinson,  CEO
Munder Capital Management





Table of
Contents

FIXED INCOME FUNDS OVERVIEW
            iii    Munder Bond Fund
            iv     Munder Intermediate Bond Fund
            iv     Munder International Bond Fund
            v      Munder U.S. Government Income Fund
            vi     Munder Michigan Tax-Free Bond Fund
            vii    Munder Tax-Free Bond Fund
            vii    Munder Tax-Free Short-Intermediate Bond Fund
            viii   Munder Short Term Treasury
PORTFOLIO OF INVESTMENTS --
                   Income Funds:
            1      Munder Bond Fund
            4      Munder Intermediate Bond Fund
            7      Munder International Bond Fund
            10     Munder U.S. Government Income Fund
            13     Munder Michigan Tax-Free Bond Fund
            18     Munder Tax-Free Bond Fund
            25     Munder Tax-Free Short-Intermediate Bond Fund
            33     Munder Short Term Treasury
                   Money Market Funds:
            34     Munder Cash Investment Fund
            37     Munder Money Market Fund
            39     Munder Tax-Free Money Market Fund
            50     Munder U.S. Treasury Money Market Fund
            52     Financial Statements
            74     Financial Highlights
            113    Notes to Financial Statements

-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.


The Bond Market

      During 1999, the Federal Reserve became increasingly concerned about economic strength and the potential for inflationary pressures. The Fed began tightening monetary policy in June 1999, and raised rates at three different intervals during the ensuing six months. At year end, the Federal Funds rate was 0.75% higher than at the beginning of the year and other fixed income rates (treasury, corporate, mortgage) were more than 1% higher. As a result, the bond market experienced its worst year since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Corporate bonds have benefited from the strong economy and the resulting increase in corporate profits. The relative returns of mortgage-backed securities were boosted because mortgage refinancings declined and the predictability of mortgage prepayments increased. Therefore, our heavy weightings in corporate and mortgage-backed securities contributed positively to the performance of our bond portfolios in 1999.

      We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. These sectors continue to yield substantially more than Treasury bonds with similar maturities. We therefore believe that investors are well compensated for owning these securities. Within the corporate market we continue to focus on the higher quality end of the spectrum. The Federal Reserve has clearly signaled its intention to raise rates until economic growth slows.

Lower quality corporate bonds tend to underperform in periods of slow economic growth, and investors are not adequately compensated for the additional risk at present.

      Most investors view fixed income securities as relatively stable and the income-producing component of their overall portfolio. We believe that injecting volatility into this portion of a portfolio through interest rate forecasting adds an element of risk most investors are not seeking. Our core fixed income style is therefore based on a "targeted duration" philosophy. We align the interest rate sensitivity of our fixed income portfolios with that of their benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis, and other strategies we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999 as further evidence that it is risky to base fixed income strategy on the direction of interest rates.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Class Y Shares, net of Fund expenses.

      [Please note: In some of the following commentary, the Munder bond funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: Anne K. Kennedy and Gregory A. Prost, CFA

      The Fund earned a -0.44% return for the six months ending December 31, 1999, compared to the 0.13% return for the Lehman Government/Corporate Bond Index and the -0.22% average return for the Lipper universe of corporate debt A rated mutual funds. The Fund has earned average or above-average returns for the two-year and three-year time periods ending December 31, 1999.

      Given its concerns about the strength of the economy and the potential for inflationary pressures, the Federal Reserve increased its target interest rate by 0.75 percentage point during 1999. In response, yields on Treasury, corporate and mortgage-backed bonds rose by more than 1.0 percentage point. This rise in rates resulted in the worst year for the bond market since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Our relatively heavy weightings in corporate and mortgage-backed securities therefore contributed positively to the performance of our bond portfolios in 1999. Somewhat offsetting this positive factor was the Fund's holdings of high quality but less liquid corporate bonds. These holdings had weak relative performance for the six month period ended December 31, 1999 and for the year as a whole.

      During the 4th quarter of 1999 of the year trading in the Fund was minimal due to both seasonal factors and factors related to the market's Y2K concerns. We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. Given their higher yield, we believe that investors are well compensated for owning these securities. Within the corporate sector, we continue to focus on high quality bonds.

      We believe that injecting volatility into fixed income portfolios through strategies based on interest rate forecasting adds an element of risk that most fixed income investors are not seeking.

For that reason, we align the interest rate sensitivity of our fixed income portfolios with that of the benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis and other strategies that we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999, the bond market's worst year since 1994, as further evidence that it is risky to base fixed income strategy on forecasts of the direction of interest rates.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and Peter G. Root

      The Fund generated a return of 0.88% for the six months ending December 31, 1999, relative to the 0.98% return for the Lehman Intermediate Government/Corporate Bond Index and a 1.07% average return for the Lipper universe of short intermediate investment grade debt mutual funds. The Fund has earned an above-average return for the three-year and five-year time periods ending December 31, 1999.

      The year as a whole was generally negative for the bond market as interest rose and bond prices fell. The intermediate sector of the bond market, less sensitive to changes in interest rates than the longer-term segment, managed to eke out a small but positive return for both the quarter and the year. The Fund's underweighting in U.S. Treasury securities had a positive impact on performance for both the quarter and the year. This positive was in part offset by the Fund's focus on high quality securities.

      We are maintaining our underweighting in Treasury bonds and our overweighting in corporate and mortgage-backed bonds. Within the corporate sector, we will continue our focus on high quality securities. Lower quality bonds tend to underperform in periods of slow economic growth. In our view, investors are not adequately compensated for the additional risk.

      We believe that basing fixed income strategy on interest rate forecasting adds an element of risk or volatility to fixed income returns that most fixed income investors are not seeking. For that reason, the Fund follows a targeted duration strategy. This simply means that the duration of the portfolio -- the sensitivity of the price of the Fund to changes in interest rates -- is set equal to that of its benchmark. Returns are then enhanced through sector weightings, credit and issue analysis and other strategies that we believe can add value to fixed income portfolios. We believe that the volatility in the bond market this year, its worst year since 1994, illustrates the soundness of a fixed income strategy that avoids interest rate forecasting.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Peter G. Root

      The Fund earned a return of 3.80% for the six month period relative to the 4.44% six month return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 1.22% return for the Lipper universe of international income mutual funds. The Fund has earned above-average returns for the three-month, six-month, nine-month and two-year time periods ending December 31, 1999.

      Global recovery was the major theme in international markets in 1999, as economies around the world rebounded from near-recession or recession levels. With strengthening economies came rising interest rates, with yields up by more than 1% in every major market except Japan. As a result of the widespread increase in interest rates, global bonds had their worst year since 1994.

      Performance in the currency markets was more diverse. The Japanese yen strengthened by 10% versus the U.S. dollar while the euro, in its first year of existence, fell by more than 14% against the dollar. Most other major currencies showed little change in value relative to the dollar.

      Japan and the dollar-bloc countries of Canada and Australia were the only three countries whose bond markets had positive total returns for the year. Following the turmoil in Asian financial markets in late 1998, Japan surprised investors with positive economic growth in the first quarter of 1999 and signs of continuing economic recovery. This contributed to the large rally in the yen that occurred during the year. The recovery of the Asian economies led to increased global demand for goods and a rebound in commodity prices. This was a positive for the economies of the dollar-bloc countries, whose export trade is based on commodities.

      The introduction of the euro in January 1999 failed to live up to expectations and the euro weakened throughout the year. Although European economic growth improved in 1999, assets were drawn to the U.S. because of its strong economy and surging equity market rather than to euro- denominated assets. Continued high unemployment in the Eurozone and concerns over the credibility of the new European Central Bank as an inflation-fighter also weighed heavily on the euro.

      An underweighted position in the Eurozone was a positive for Fund performance for both the quarter and the year as a whole. The Fund's overweighting in the dollar-bloc countries (Canada and Australia) for much of the year also boosted the Fund's returns.

      In contrast, the Fund's underweighting in Japan during the first half of the year held back the performance of the Fund, given the rapid rise of the yen at mid-year. The Fund shifted from an underweighted to an overweighted yen position after the initial sharp rally. This shift was a positive for Fund performance during the remainder of the year and was a major contributor to the Fund's strong relative performance during the fourth quarter of 1999.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and Anne K. Kennedy

      The Fund exhibited a return of 0.18% for the six months ending December 31, 1999, relative to the 0.04% return for the Lehman Government Bond Index and the -0.34% average return for the Lipper universe of general U.S. government mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year time periods ending December 31, 1999.

      During 1999, the Federal Reserve became increasingly concerned about the strength of the economy and the potential for inflationary pressures. As a result, the Federal Reserve began tightening monetary policy in June. By the end of the year, the target interest rate was 0.75 percentage point higher than it was at the start of the year. Rates on Treasury, corporate and mortgage-backed bonds moved up by 1.0% or more. As a result of the rising interest rates and falling bond prices, the bond market experienced its worst year since 1994.

      The Fund follows a targeted duration strategy. This simply means that the price sensitivity of the Fund to changes in interest rates is set equal to that of its benchmark. Therefore, while the increase in interest rates held back the absolute return of the Fund during the quarter, it had little impact on the Fund's relative return.

      Because of both seasonal factors and the market's concern over Year 2000, trading in the Fund was kept to a minimum during the fourth quarter. For the quarter and for the year, the Fund has had a heavy overweighting in government-related mortgage-backed securities. These securities have added extra yield, helping the Fund to generate strong relative returns.

The Municipal Bond Market

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Throughout the year, investors faced the issues of rising interest rates, liquidity constraints and Y2K concerns. During the first half of the year, supply and demand factors worked together to provide stability to the municipal bond market. During the second half of the year, however, institutional selling due to tax strategies, coupled with redemptions by individual mutual fund shareholders, resulted in reduced demand and increased supply. The result was high levels of inventory and downward pressure of prices.

      By the end of the year, the yields on municipal bonds had risen by 1.0 percentage point. This rise in yields reduced the issuance of new bonds in 1999 by 25% from 1998 levels. It is currently anticipated that another 25% reduction in supply will be seen in 2000. The concentration in the supply of new bonds is expected to remain unchanged. The top ten issuing states account for approximately 60% of total bond issuance each year. (Michigan falls in the group of top ten issuers.)

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre- refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      Looking forward, we believe that the completion of tax loss selling and attractive valuations will increase demand in the municipal market in 2000. High quality bonds should be a primary beneficiary of the increased demand, given their competitive relative prices.

MUNDER MICHIGAN TAX-FREE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Munder Michigan Tax-Free Bond Fund earned a return of -1.82% for the six months ending December 31, 1999, relative to the -2.55% average return for the Lipper universe of Michigan municipal debt mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of -1.44% for the six months ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre-refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax- exempt market.

      The Fund had a generally defensive structure for the quarter and this had a significant and positive impact on performance. Another positive factor was the focus on bonds with maturities ranging from 10 years to 15 years. This segment of the market had good relative performance. These positives were partially offset by the Fund's sector weightings. The relatively higher weightings in education and insured bonds and underweighting in housing bonds had a modest negative impact on performance.

MUNDER TAX-FREE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Munder Tax-Free Bond Fund earned a return of -1.33% for the six months ending December 31, 1999, relative to the -2.87% average return for the Lipper universe of general municipal debt mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of -1.44% for the six months ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre- refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax- exempt market.

      The defensive structure of the Fund had a significant and positive impact on Fund performance during the quarter. The Fund's relatively heavy weighting in pre-refunded bonds also provided an important boost to the Fund's return. Other positive factors for the quarter included the Fund's overweighting in Michigan bonds and its focus on bonds with maturities in the 10 year to 15 year range. This maturity segment had relatively strong performance during the quarter. These positives were only slightly offset by an underweighting in housing bonds and New York bonds.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Fund earned a return of 0.73% for the six months ending December 31, 1999, relative to the 1.02% return of the Lehman Mutual Fund
Intermediate/Short Muni Index and the 0.56% average return for the Lipper universe of short intermediate municipal debt mutual funds.

The Fund has earned above-average returns for the six-month, two-year, three-year and five-year time periods ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre- refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      The Fund's relatively heavy weighting in pre-refunded bonds had a significant and positive impact on Fund performance for the quarter. Pre-refunded bonds are defensive in nature and had relatively strong performance in the environment of rising interest rates and declining bond prices. An overweighting in Michigan bonds was also positive for performance.

      Offsetting these positives to some degree was the Fund's overweighting of municipal securities with maturities in the five year to ten-year range. Shorter maturity securities had relatively better performance given the rise in interest rates during the quarter and the year. An underweighting in housing bonds and in California and New York securities also had a modest but negative impact on the Fund's return for the quarter.

MUNDER SHORT TERM TREASURY FUND

Fund Managers: Sharon E. Fayolle and Thomas P. O'Rourke

      The Fund exhibited a return of 1.76% for the six months ending December 31, 1999, relative to the 2.06% return for the Merrill Lynch 0-3 Year Treasury Index and an average return of 1.43% for the Lipper universe of short U.S. Treasury mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending December 31, 1999.

      Interest rates rose and bond prices declined during both the fourth quarter and the year as a whole. The Federal Reserve raised their target interest rate three times in 1999 for a total of 0.75 percentage point. These increases fully offset the 0.75 percentage point reduction in the target rate implemented in late 1998 as a result of the Asian financial crisis. The increase in interest rates in 1999 was in response to strong economic growth and low unemployment rates. As a result of this reversal in Federal Reserve policy, short-term interest rates rose by approximately 0.75 percentage point while the yield on intermediate Treasury notes rose by close to 1.75 percentage points. The current structure of interest rates indicates that investors expect further rate increases during the first quarter of 2000.

      The Fund has a defensive structure. Its goal is to provide higher returns than money market funds while maintaining minimal price volatility. Its structure is more defensive than many of the funds in its benchmark universe, largely because of a shorter average maturity. In the environment of rising interest rates that prevailed during both the quarter and the year, the shorter maturity was a positive factor for the Fund's relative performance.

Munder Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.7%
 $5,345,000 Ford Credit Auto Owner Trust,
              Series 1999 D Class A5,
              6.520% due 09/15/2003          $ 5,325,651
  2,040,912 Residential Accredit Loans,
              Inc., Series 1997 QS5
              Class A 5,
              7.250% due 06/25/2027            2,035,054
  5,940,000 Standard Credit Card Master
              Trust, Class A, Series 1994-2,
              7.250% due 04/07/2008            5,881,604
  2,300,000 Union Acceptance Corporation,
              Class A3, Series 1996-C,
              6.630% due 10/08/2003+           2,278,411
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $15,736,121)                          15,520,720
                                            ------------
CORPORATE BONDS AND NOTES -- 40.8%
     Drugs -- 2.9%
  6,400,000 Eli Lilly and Company,
              8.375% due 02/07/2005            6,687,040
                                            ------------
     Finance -- 16.2%
  4,800,000 Associates Corporation of
              North America,
              5.800% due 04/20/2004            4,541,345
          4 BankAmerica National Trust,
              9.000% due 03/01/2008                    4
  3,830,000 Block Financial Corporation,
              6.750% due 11/01/2004            3,709,917
  6,000,000 CIT Group, Inc., Class A,
              5.625% due 10/15/2003            5,674,474
  4,750,000 Countrywide Capital III,
              Subordinated Capital Income,
              Secs Series B,
              8.050% due 06/15/2027++          4,412,471
  2,500,000 First Union National Bank
              Commercial Mortgage Trust,
              Series 1999 C4 Class A2,
              7.390% due 11/15/2009            2,482,825
  2,500,000 Ford Motor Credit Company,
              6.550% due 09/10/2002            2,467,233
  4,600,000 General Electric Capital
              Corporation,
              8.850% due 04/01/2005            4,864,780
  4,520,000 Pitney Bowes Credit Corporation,
              8.625% due 02/15/2008            4,858,420
  4,850,000 Transamerica Capital III,
              7.625% due 11/15/2037            4,344,311
                                            ------------
                                              37,355,780
                                            ------------
     Finance -- Foreign -- 4.2%
  5,250,000 Abbey National Plc,
              6.700% due 06/29/2049            4,774,027
  5,000,000 Westdeutsche Landesbank,
              6.750% due 06/15/2005            4,836,500
                                            ------------
                                               9,610,527
                                            ------------
     Food and Beverage -- 2.5%
  5,750,000 Coca-Cola Enterprises,
              6.625% due 09/30/2002            5,675,250
                                            ------------
     Industrial -- 10.4%
  4,250,000 American Greetings Corporation,
              6.100% due 08/01/2028            3,805,491
  3,895,000 Anheuser-Busch Companies,
              9.000% due 12/01/2009            4,325,615
  6,725,000 Harris Corporation Delaware,
              6.350% due 02/01/2028            6,165,552
  5,000,000 IBM Corporation,
              7.500% due 06/15/2013            5,046,284
  4,750,000 Racers-Kellogg, Series 1998 144A,
              5.750% due 02/02/2001++          4,709,918
                                            ------------
                                              24,052,860
                                            ------------
     Utility -- Electric -- 4.6%
  2,500,000 Montana Power Company,
              Series A, MTN,
              8.680% due 02/07/2022            2,481,260
  4,100,000 National Rural Utilities
              Cooperative Finance, Note,
              6.125% due 05/15/2005            3,842,424
  4,700,000 Puget Sound Energy, Inc.,
              7.020% due 12/01/2027            4,209,987
                                            ------------
                                              10,533,671
                                            ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $101,414,401)                         93,915,128
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  23.8%
     Collateralized Mortgage Obligations (CMO) --
       10.9%
            Federal Home Loan Mortgage Corporation:
  5,000,000 Series 1541, Class F,
              6.250% due 05/15/2019            4,938,585
  1,925,000 Series 1702-A, Class PD,
              6.500% due 04/15/2022            1,871,099
  6,175,000 Series 1669, Class G,
              6.500% due 02/15/2023            6,003,990
            Federal National Mortgage Association:
  7,000,000 Remic Trust 1994 30 Class H,
              6.250% due 11/25/2022            6,682,651
  2,502,627 Remic Trust 1997 G1 Class K,
              6.750% due 02/18/2004            2,456,835
  2,937,943 Remic Trust 1990-41 Class D,
              9.500% due 04/25/2020            3,112,414
                                            ------------
                                              25,065,574
                                            ------------
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 0.4%
            FHLMC:
    854,350 Pool #E62394, Gold,
              7.500% due 09/01/2010              860,324
     96,835 Pool #200021,
              10.500% due 11/01/2000             101,330
                                            ------------
                                                 961,654
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 5.4%
            FNMA:
  4,810,742 Pool #455598,
              5.500% due 12/01/2028            4,268,536
  4,400,000 Pool #380137,
              7.280% due 03/01/2008            4,381,696
  1,563,898 Pool #303105,
              11.000% due 11/01/2020           1,713,190
  1,755,531 Pool #100081,
              11.500% due 08/01/2016           1,960,709
                                            ------------
                                              12,324,131
                                            ------------
     Government Agency Debentures -- 4.4%
  6,555,000 Federal National Mortgage
              Association, Benchmark Note,
              5.250% due 01/15/2009            5,780,232
  4,600,000 Tennessee Valley Authority,
              6.375% due 06/15/2005            4,453,881
                                            ------------
                                              10,234,113
                                            ------------
     Government National Mortgage Association
       (GNMA) -- 2.7% GNMA:
  3,113,081 Pool #371438,
              6.500% due 01/15/2024            2,986,242
  1,431,797 Pool #780584,
              7.000% due 06/15/2027            1,392,855
  1,739,416 Pool #780840,
              8.500% due 07/20/2028            1,770,648
                                            ------------
                                               6,149,745
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
  (Cost $56,826,328)                          54,735,217
                                            ------------
U.S. TREASURY OBLIGATIONS -- 25.3%
     U.S. Treasury Bonds -- 14.2%
  6,000,000 3.875% due 04/15/2029,TIPS         5,601,958
  6,500,000 5.250% due 02/15/2029              5,381,047
 19,125,000 8.000% due 11/15/2021             21,703,310
                                            ------------
                                              32,686,315
                                            ------------
     U.S. Treasury Notes -- 11.1%
  4,300,000 6.000% due 08/15/2009              4,165,825
  3,300,000 6.250% due 02/15/2007              3,247,529
  5,100,000 7.000% due 07/15/2006              5,222,444
 12,180,000 7.875% due 11/15/2004             12,875,473
                                            ------------
                                              25,511,271
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $61,098,808)                          58,197,586
                                            ------------
REPURCHASE AGREEMENT-- 2.1%
(Cost $4,865,000)
 $4,865,000 Agreement with State Street Bank
              and Trust Company, 3.300% dated
              12/31/1999, to be repurchased at
              $4,866,338 on 01/03/2000,
              collateralized by $4,865,000
              U.S. Treasury Note, 6.250%
              maturing 02/28/2002
              (value $4,962,300)               4,865,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $52,325,550)            22.7%        52,325,550
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $292,266,208*)         121.4%       279,559,201
OTHER ASSETS AND
   LIABILITIES (Net)            (21.4)       (49,237,010)
                                -----       ------------
NET ASSETS                      100.0%      $230,322,191
                                =====       ============

-------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $51,455,067. Collateral received for securities loaned of $52,325,550 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Floating rate note. The interest shown reflects the rate currently in effect.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
MTN   -- Medium Term Note
TIPS  -- Treasury Inflation Protection Security

           See Notes to Financial Statements.




Munder Intermediate Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.6%
 $ 5,000,000  American Express Credit
                 Account Master,
                 Series 96 Class A,
                 6.800% due 12/15/2003       $ 5,020,301
   5,000,000  Banc One Credit Card Master Trust,
                 Series 1995-A Class A,
                 6.150% due 07/15/2002         4,998,061
  12,000,000  Carco Auto Loan Master Trust,
                 Series 1999 Class A1,
                 5.650% due 03/15/2003        11,762,701
   5,000,000  Chase Manhattan Credit Card
                 Master, Series 1996 3 Class A,
                 7.040% due 02/15/2005         5,036,013
  10,000,000  Chemical Master Credit Card,
                 Trust 1,
                 6.230% due 06/15/2003        10,000,748
   5,405,000  Contimortgage Home Equity
                 Loan, 1997 2 Passthru
                 Certificate Class A9,
                 7.090% due 04/15/2028         5,270,274
     443,318  CWMBS, Mortgage Passthru
                 Series 1996 I Class A6,
                 7.750% due 09/25/2026           441,381
  11,320,000  Standard Credit Card and Trust,
                 Series 1990-6A,
                 7.850% due 02/07/2002        11,338,943
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $55,216,153)                          53,868,422
                                            ------------
CORPORATE BONDS AND NOTES -- 44.5%
     Banking and Financial Services -- 17.6%
  10,000,000  America Express Bank, Ltd.,
                 5.864% due 02/10/2004+        9,850,000
  10,000,000  American General Finance
                 Corporation,
                 6.850% due 07/12/2004         9,811,000
Associates Corporation of North America:
   5,000,000  6.000% due 03/15/2000            4,997,084
   5,275,000  5.800% due 04/20/2004            4,990,749
   2,570,000  MTN,
              8.250% due 10/15/2004            2,659,070
  10,000,000  Countrywide Home Loans,
                 Inc., MTN,
                 6.850% due 06/15/2004         9,784,009
   2,400,000  Ford Motor Credit Corporation,
                 6.500% due 02/15/2006         2,277,802
  11,000,000  IBM Credit Corporation, MTN,
                 6.350% due 08/30/2001        10,917,500
  10,000,000  SunAmerica Institutional, MTN,
                 5.750% due 02/16/2009         9,004,680
   3,360,000  Swiss Bank Corporation,
                 7.250% due 09/01/2006         3,297,416
     904,231  Textron Financial Corporation
                 Receivables,
                 6.050% due 03/16/2009           897,239
  10,000,000  Transamerica Finance
                 Corporation, MTN,
                 6.370% due 05/14/2004         9,453,870
   4,000,000  U.S. Leasing International, MTN,
                 9.880% due 03/06/2001         4,122,391
                                            ------------
                                              82,062,810
                                            ------------
     Consumer Durable Goods -- 3.8%
  10,000,000  Daimlerchrysler NA Holding
                 Corporation, MTN,
                 6.630% due 09/21/2001         9,952,572
   8,000,000  Fortune Brands, Inc., 144A,
                 7.125% due 11/01/2004++       7,871,909
                                            ------------
                                              17,824,481
                                            ------------
     Consumer Non-Durables -- 1.2%
   6,000,000  Avon Products, Inc., 144A,
                 7.150% due 11/15/2009++       5,775,073
                                            ------------
     Foreign -- 3.4%
   6,480,000  Abbey National Plc,
                 6.700% due 06/29/2049         5,892,513
  10,000,000  Westdeutsche Landesbank,
                 6.750% due 06/15/2005         9,673,000
                                            ------------
                                              15,565,513
                                            ------------
     Industrial -- 14.1%
   2,500,000  American Greetings Corporation,
                 6.100% due 08/01/2028         2,238,524
   4,178,000  Anheuser-Busch Companies,
                 9.000% due 12/01/2009         4,639,903
   3,701,813  Chevron Corporation, Trust Fund,
                 8.110% due 12/01/2004         3,790,182
   4,900,000  General Motors Corporation,
                 5.910% due 03/11/2002         4,781,450
   4,000,000  Pitney Bowes, Inc.,
                 5.950% due 02/01/2005         3,782,006
  10,000,000  Racers-Kellogg,
                 Series 1998-1 144A,
                 5.750% due 02/02/2001++       9,915,617
   4,000,000  Rohm and Haas Company,
                 6.950% due 07/15/2004         3,935,198
   9,500,000  TCI Communciations, Inc.,
                 8.650% due 09/15/2004        10,026,688
   9,425,000  Textron, Inc.,
                 6.750% due 09/15/2002         9,287,648
   4,100,000  Times Mirror Co.,
                 6.610% due 09/15/2027         3,987,907
  10,140,000  Tyco International Group SA,
                 5.875% due 11/01/2004         9,333,518
                                            ------------
                                              65,718,641
                                            ------------
     Transportation -- 1.2%
   5,505,000  Ryder System, Inc., MTN,
                 6.910% due 06/18/2002         5,441,580
                                            ------------
     Utility -- Electric -- 2.1%
   4,500,000  Montana Power Company, MTN,
                 8.680% due 02/07/2022         4,466,268
   5,925,000  National Rural Utilities, MTN,
                 5.540% due 12/15/2005         5,390,387
                                            ------------
                                               9,856,655
                                            ------------
     Utility -- Telephone -- 1.1%
   5,000,000  MCI WorldCom, Inc.,
                 6.125% due 08/15/2001         4,939,173
                                            ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $214,061,187)                        207,183,926
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.2%
     Federal Home Loan Mortgage Corporation (FHLMC) -- 5.6%
              FHLMC:
  10,250,000  6.000% due 07/20/2001           10,148,700
   1,847,148  8.000% due 03/01/2028            1,865,029
   2,844,600  Pool #A00813,
                 9.000% due 10/01/2020         2,950,621
     601,216  Pool #E61740,
                 9.000% due 04/01/2010           624,702
   2,479,112  Pool #F70013, Gold,
                 7.000% due 12/01/2011         2,457,448
     576,105  Pool #G50249, REMIC,
                 8.500% due 03/01/2000           577,186
   7,850,000  Series 1650 Class 1650 J,
                 6.500% due 06/15/2023         7,398,244
                                            ------------
                                              26,021,930
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 15.6%
              FNMA:
  15,776,000  5.125% due 02/13/2004           14,835,419
   9,590,930  6.000% due 02/01/2013            9,123,372
  10,504,355  6.000% due 06/01/2013            9,972,519
  11,913,038  6.000% due 05/01/2018           11,060,422
   5,764,361  5.819% due 12/01/2028            5,533,787
  16,500,000  Benchmark Note,
                 5.250% due 01/15/2009        14,549,784
   1,823,349  Pool #070225,
                 7.500% due 08/01/2018         1,815,265
   6,125,668  Pool #250550,
                 6.500% due 05/01/2026         5,846,932
                                            ------------
                                              72,737,500
                                            ------------
     Government Agency Debentures -- 13.5%
  17,000,000  AID-Israel,
                 0.000% due 02/15/2004        12,810,802
   8,500,000  Federal Farm Credit Bank,
                 5.950% due 05/18/2005         8,149,247
  30,000,000  Government Trust Certificates,
                 Class 3-C,
                 0.000% due 11/15/2004        21,473,658
  10,950,000  SallieMae Student Loan Trust,
                 Class A2,
                 5.923% due 01/25/2010+       10,744,688
  10,000,000  Tennessee Valley Authority,
                 6.375% due 06/15/2005         9,682,349
                                            ------------
                                              62,860,744
                                            ------------
     Government National Mortgage Association (GNMA) --
       3.1%
              GNMA:
   1,576,483  Pool #780077,
                 8.000% due 03/15/2025         1,592,186
   4,436,989  Pool #780840,
                 8.500% due 07/20/2028         4,516,656
   9,054,725  Pool #781008,
                 6.000% due 03/15/2029         8,254,842
                                            ------------
                                              14,363,684
                                            ------------
     Small Business Administration (SBA) -- 0.4%
   1,690,920  SBA, Pool #502796,
                 6.500% due 11/25/2019         1,705,716
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost  $183,650,841)                       177,689,574
                                            ------------
U.S. TREASURY OBLIGATIONS -- 4.9%
     U.S. Treasury Bonds -- 1.0%
   5,000,000  U.S. Treasury Bonds,
                 3.875% due
                 04/15/2029, TIPS              4,668,298
                                            ------------
     U.S. Treasury Notes -- 3.9%
              U.S. Treasury Notes:
  16,100,000  7.875% due 11/15/2004           17,019,304
   1,000,000  6.000% due 08/15/2009              968,796
                                            ------------
                                              17,988,100
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $23,292,789)                          22,656,398
                                            ------------
REPURCHASE AGREEMENT -- 1.2%
  (Cost $5,485,000)
  $5,485,000  Agreement with State Street
                 Bank and Trust Company, 3.300%
                 dated 12/31/1999, to be
                 repurchased at $5,486,508 on
                 01/03/2000, collateralized by
                 $5,485,000 U.S. Treasury Note,
                 6.250% maturing 02/28/2002
                 (value $5,594,700)            5,485,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $10,946,495)             2.3%        10,946,495
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $492,652,465*)         102.7%       477,829,815
OTHER ASSETS AND
   LIABILITIES (Net)             (2.7)       (12,378,331)
                                -----       ------------
NET ASSETS                      100.0%      $465,451,484
                                =====       ============

----------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31,1999 the market value of the securities on loan is $10,716,566. Collateral received for securities loaned of $10,946,495 is invested in State Street Navigator Securities Lending
     Trust-Prime Portfolio.

  + Floating rate note. The interest rate shown reflects the rate currently in effect.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.




ABBREVIATIONS:
MTN  -- Medium Term Note
TIPS -- Treasury Inflation Protection Security

           See Notes to Financial Statements.





Munder International Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                                                                 Value
--------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 85.8%
Belgium -- 3.2%
     Government -- 3.2%
 BEF       1,512,151  Kingdom of Belgium, Series 10,
                         8.750% due 06/25/2002                                  $  1,672,392
                                                                                ------------
Denmark -- 4.2%
     Government -- 4.2%
 DKK      14,000,000  Kingdom of Denmark,
                         8.000% due 03/15/2006                                     2,141,428
                                                                                ------------
Finland -- 1.2%
     Government -- 1.2%
 FIM         504,564  Republic of Finland,
                         9.500% due 03/15/2004                                       594,219
                                                                                ------------
France -- 6.1%
     Government -- 6.1%
                      Government of France:
 FRF       2,405,103    5.500% due 04/25/2007                                      2,456,698
             548,816    8.500% due 12/26/2012                                        701,235
                                                                                ------------
                                                                                   3,157,933
                                                                                ------------
Germany -- 11.7%
     Finance -- 2.6%
 DEM       1,329,359  Bayerische Vereinsbank New York, Global Bond,
                         4.500% due 06/24/2002                                     1,341,138
     Government -- 9.1%
           3,451,220  Federal Republic of Germany,
                         5.625% due 01/04/2028                                     3,311,448
           1,278,230  Federal Republic of Germany, Series 95,
                         6.500% due 10/14/2005                                     1,380,719
                                                                                ------------
                                                                                   6,033,305
                                                                                ------------
Italy -- 2.8%
     Government -- 2.8%
 ITL       1,291,140  Government of Italy,
                         8.500% due 04/01/2004                                     1,443,699
                                                                                ------------
Japan -- 41.1%
     Government -- 31.5%
                      Government of Japan:
 JPY     548,000,000    1.500% due 09/22/2008                                      5,349,734
       1,000,000,000    3.100% due 03/20/2006                                     10,879,574
     Supranational -- 9.6%
         230,000,000  Asian Development Bank,
                         5.000% due 02/05/2003                                     2,560,454
         220,000,000  Interamerican Development Bank,
                         6.000% due 10/30/2001                                     2,373,211
                                                                                ------------
                                                                                  21,162,973
                                                                                ------------
Netherlands -- 4.1%
     Government -- 4.1%
 NLG       1,951,255  Government of Netherlands, Series 2,
                         8.250% due 06/15/2002                                     2,132,672
                                                                                ------------
Spain -- 3.3%
     Government -- 3.3%
 ESP       1,750,000  Kingdom of Spain,
                         5.150% due 07/30/2009                                     1,715,021
                                                                                ------------
Sweden -- 2.5%
     Government -- 2.5%
 SEK      10,500,000  Government of Sweden, Series 1038,
                         6.500% due 10/25/2006                                     1,295,041
                                                                                ------------
United Kingdom -- 2.4%
     Supranational -- 2.4%
 GBP         750,000  European Investment Bank,
                         8.500% due 11/06/2001                                     1,240,669
                                                                                ------------
United States -- 3.2%
     Supranational -- 3.2%
 GBP       1,000,000  KFW International Finance,
                         7.625% due 12/30/2003                                     1,654,279
                                                                                ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $45,543,735)                                                              44,243,631
                                                                                ------------

GOVERNMENT AGENCY OBLIGATIONS -- 8.6%
 GBP         600,000  Federal National Mortgage Association, Global Bond,
                         6.875% due 06/07/2002                                       968,695
 DEM       3,700,000  Tennessee Valley Authority, Global Bond,
                         6.375% due 09/18/2006                                     1,995,251
 USD       1,500,000  U.S. Treasury Note,
                         6.000% due 08/15/2009                                     1,453,195
                                                                                ------------
                                                                                   4,417,141
                                                                                ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,761,167)                                                               4,417,141
                                                                                ------------
REPURCHASE AGREEMENT -- 3.2%
   (Cost $1,629,000)
 USD     1,629,000     Agreement with State
                         Street Bank and Trust Company,
                         3.300% dated 12/31/1999, to be
                         repurchased at $1,629,448 on
                         01/03/2000, collateralized by
                         $1,645,000 U.S. Treasury Notes,
                         5.625-6.750% having
                         maturities from 04/30/2000 through
                         05/15/2001 (value $1,665,594)                             1,629,000
                                                                                ------------
TOTAL INVESTMENTS (Cost $51,933,902*)         97.6%                 50,289,772
OTHER ASSETS AND LIABILITIES (Net)             2.4                   1,241,317
                                             -----                ------------
NET ASSETS                                   100.0%               $ 51,531,089
                                             =====                ============

----------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
BEF -- Belgian Francs
DEM -- German Deutsche Mark
DKK -- Danish Krone
ESP -- Spanish Peseta
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona
USD -- United States Dollar


                    See Notes to Financial Statements.





Munder U.S. Government Income Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------

ASSET-BACKED SECURITY-- 1.7%
  (Cost $4,759,224)
 $ 4,802,521  Residential Accreditation
                Loans, Inc.                 $  4,805,614
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 86.4%
     Federal Home Loan Bank (FHLB) -- 0.8%
  $2,500,000  FHLB,
              5.800% due 09/02/2008            2,304,226
                                            ------------
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 49.8%
              FHLMC:
   1,392,678  Pool #A01048, Gold,
                8.500% due 02/01/2020          1,427,151
   4,407,842  Pool #E00160, Gold,
                7.000% due 11/01/2007          4,384,689
     861,674  Pool #G00479, Gold,
                9.000% due 04/01/2025            894,290
   5,500,000  Series 1399, Class Q,
                7.000% due 02/15/2021          5,412,330
   5,800,000  Series 1503, Class PK,
                7.000% due 03/15/2022          5,584,298
   5,000,000  Series 1531, Class M,
                6.000% due 06/15/2008          4,729,264
   5,000,000  Series 1574, Class G,
                6.500% due 04/15/2021          4,906,250
   9,150,000  Series 1574, Class PG,
                6.500% due 02/15/2021          8,973,686
   5,000,000  Series 1603, Class J,
                6.500% due 07/15/2023          4,714,050
   4,000,000  Series 1610, Class PM,
                6.250% due 04/15/2022          3,860,000
   4,300,000  Series 1617, Class C,
                6.500% due 02/15/2023          4,091,708
  11,585,000  Series 1633, Class PL,
                6.500% due 03/15/2023         10,918,863
   5,000,000  Series 1638, Class H,
                6.500% due 12/15/2023          4,596,733
   2,000,000  Series 1650, Class H,
                6.250% due 10/15/2022          1,928,740
  12,000,000  Series 1669, Class G,
                6.500% due 02/15/2023         11,667,672
   3,800,000  Series 1674, Class VC,
                6.300% due 06/15/2006          3,640,900
   8,000,000  Series 1676, Class H,
                6.500% due 10/15/2022          7,781,301
   4,811,145  Series 1685, Class G,
                6.000% due 09/15/2023          4,583,309
   8,560,000  Series 1702A, Class PD,
                6.500% due 04/15/2022          8,320,317
   1,030,000  Series 1706, Class K,
                7.000% due 03/15/2024            983,892
   1,200,000  Series 1722, Class PH,
                6.500% due 08/15/2022          1,165,956
   2,000,000  Series 1848, Class PE,
                7.000% due 09/15/2025          1,905,344
   8,943,000  Series 1865, Class PD,
                7.000% due 12/15/2025          8,264,620
   4,156,000  Series 1866, Class E,
                7.000% due 01/15/2026          3,995,572
   7,000,000  Series 1870, Class VB,
                6.500% due 04/15/2007          6,835,920
   1,345,078  Series 1999, Class PN,
                6.650% due 11/15/2022          1,301,363
   3,352,241  Series 43, Class D,
                10.000% due 06/15/2020         3,577,644
   7,500,000  Series T-7, Class A6,
                7.030% due 08/25/2028          7,331,804
                                            ------------
                                             137,777,666
                                            ------------
     Federal Housing Authority/Veterans Administration
       (FHA/VA) -- 0.3%
     976,417  FHA, Azalea Garden,
                8.500% due 09/01/2030            935,834
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 27.5%
              FNMA:
      67,785  Pool #040305,
                11.500% due 02/01/2014            74,933
      31,846  Pool #058255,
                11.500% due 11/01/2010            35,210
      42,630  Pool #081585,
                11.500% due 07/01/2012            47,132
   1,073,417  Pool #100081,
                11.500% due 08/01/2016         1,198,872
     130,073  Pool #210448,
                11.500% due 11/01/2015           143,867
   1,047,538  Pool #303105,
                11.000% due 11/01/2020         1,147,537
     160,538  Pool #336457,
                10.500% due 11/01/2020           174,005
   2,950,000  Pool #375618,
                6.420% due 12/01/2007          2,783,060
   2,542,767  Series 1990-117, Class E,
                8.950% due 10/25/2020          2,642,149
   5,000,000  Series 1990-45, Class J,
                9.500% due 05/25/2020          5,284,830
   7,500,000  Series 1993 203 Class PL,
                6.500% due 10/25/2023          6,995,656
   7,500,000  Series 1993-144, Class C,
                7.000% due 07/25/2019          7,458,886
   2,000,000  Series 1993-160, Class BC,
                6.500% due 09/25/2022          1,936,148
   5,100,000  Series 1993-163, Class BJ,
                7.000% due 07/25/2006          5,022,144
   3,000,000  Series 1993-198, Class T,
                6.500% due 10/25/2023          2,677,239
  10,319,600  Series 1993-226, Class PN,
                9.000% due 05/25/2022         10,999,971
   3,500,000  Series 1993-240, Class PD,
                6.250% due 12/25/2013          3,273,585
   2,000,000  Series 1993-83, Class VE,
                6.600% due 12/25/2005          1,935,399
   1,500,000  Series 1994-37, Class N,
                6.500% due 03/25/2024          1,432,607
   1,500,000  Series 1994-44, Class H,
                6.500% due 08/25/2022          1,456,395
   1,600,000  Series 1994-60, Class PJ,
                7.000% due 04/25/2024          1,519,222
   7,634,900  Series 1996-28, Class PJ,
                6.500% due 12/25/2024          7,089,447
   5,150,000  Series 1996-70, Class PJ,
                6.500% due 02/25/2026          4,742,116
   6,250,000  Series 1999-17, Class PC,
                6.000% due 12/25/2022          5,949,187
                                            ------------
                                              76,019,597
                                            ------------
     Government National Mortgage Association (GNMA) -- 7.9%
              GNMA:
   1,389,437  Pool #780840,
                8.500% due 07/20/2028          1,414,385
  10,100,000  Series 1996-11, Class PD,
                7.000% due 06/20/2025          9,872,592
   6,000,000  Series 1996-9, Class PD,
                7.000% due 01/20/2025          5,858,470
   5,200,000  Series 1999-13, Class PC,
                6.000% due 03/20/2028          4,689,304
                                            ------------
                                              21,834,751
                                            ------------
     Small Business Administration (SBA) -- 0.1%
     286,770  SBA, Pool # 503548,
                5.875% due 11/25/2021+++         283,544
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $247,723,343)                        239,155,618
                                            ------------
U.S. TREASURY OBLIGATIONS -- 7.6%
     U.S. Treasury Bonds -- 7.6%
              U.S. Treasury Bonds:
   2,500,000  10.375% due 11/15/2012           3,038,986
   2,000,000  7.500% due 11/15/2016            2,139,809
   4,000,000  8.125% due 08/15/2019            4,557,013
  10,000,000  8.000% due 11/15/2021           11,348,136
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $22,896,633)                          21,083,944
                                            ------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $2,750,000)
$2,750,000    Agreement with State Street Bank and Trust Company, 3.300%
                dated 12/31/1999, to be repurchased at $2,750,756 on 01/03/2000, collateralized by $2,750,000 U.S. Treasury Note, 6.250% maturing 02/28/2002
                (value $2,805,000)             2,750,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $24,088,025)             8.7%      $ 24,088,025
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $302,217,225*)         105.4%       291,883,201
OTHER ASSETS AND
   LIABILITIES (Net)             (5.4)       (14,956,167)
                                -----       ------------
NET ASSETS                      100.0%      $276,927,034
                                =====       ============

-------------------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $23,720,736. Collateral received for securities loaned of $24,088,025 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

+++ Variable rate security. The interest rate shown reflects the rate currently in effect.

           See Notes to Financial Statements.




Munder Michigan Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.3%
     Michigan -- 96.3%
 $ 1,000,000  Auburn Hills, Michigan, Building Authority, Refunding,
                 (AMBAC Insured),
                 5.000% due 11/01/2017                                          AAA          Aaa            $  879,140
   1,000,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2008                                          AA+          Aa2             1,116,530
     625,000  Cadillac, Michigan, Area Public Schools, Pre-refunded,
                 5.375% due 05/01/2012                                          AAA          Aaa               638,544
   1,000,000  Central Michigan University Revenue, (FGIC Insured),
                 5.500% due 10/01/2026                                          AAA          Aaa             1,031,430
     515,000  Clinton Township, Michigan Building Authority, Refunding,
                 (AMBAC Insured),
                 4.750% due 11/01/2012                                          AAA          NR                474,650
     600,000  Clintondale Community Schools, Michigan, GO,
                 5.250% due 05/01/2015                                          AA+          Aa2               566,580
              De Witt, Michigan, Public Schools, GO:
     750,000     4.700% due 05/01/2012                                          AAA          Aaa               694,552
   1,055,000     AMBAC Insured, Q-SBLF,
                 5.500% due 05/01/2011                                          AAA          Aaa             1,084,329
     700,000  Dearborn School District, Michigan, GO, (MBIA Insured),
                 5.000% due 05/01/2014                                          AAA          Aaa               645,729
              Detroit, Michigan, Water Supply Systems, Revenue:
     500,000     Series A,
                 5.000% due 07/01/2027                                          AAA          Aaa               418,360
     375,000     Series A,
                 5.750% due 07/01/2011                                          AAA          Aaa               385,980
   1,000,000  Dexter Community Schools, Michigan, GO,
                 5.100% due 05/01/2018                                          AAA          Aaa               907,710
   1,000,000  Eastern Michigan University Revenue, GO, (FGIC Insured),
                 5.500% due 06/01/2017                                          AAA          Aaa               966,090
     500,000  Farmington Hills, Michigan, Hospital Revenue,
                 Botsford General Hospital, Series A, Pre-refunded,
                 6.500% due 02/15/2022                                          AAA          Aaa               527,750
   1,000,000  Ferris State University, Michigan, Revenue Refunding,
                 (MBIA Insured),
                 5.250% due 10/01/2015                                          AAA          Aaa               955,310
     750,000  Fowlerville, Michigan, Community School District, Refunding,
                 (FSA Insured),
                 4.500% due 05/01/2015                                          AAA          Aaa               640,665
              Grand Rapids, Michigan:
     500,000     Building Authority,
                 4.550% due 04/01/2010                                          AA-          Aa3               463,265
     705,000     Building Authority,
                 5.000% due 04/01/2016                                          AA-          Aa3               643,165
   1,000,000     Community College Refunding, GO, (MBIA Insured),
                 5.375% due 05/01/2019                                          AAA          Aaa               928,810
   1,000,000  Grand Traverse County, Michigan Hospital,
                 Munson Healthcare, Series A, Pre-refunded,
                 6.250% due 07/01/2022                                          AAA          Aaa             1,055,750
     635,000  Grand Valley, Michigan State University Revenue,
                 5.500% due 02/01/2018                                          AAA          NR                610,953
     500,000  Hesperia, Michigan Community Schools,
                 5.625% due 05/01/2017                                          AAA          Aaa               520,165
   1,100,000  Ingham County Michigan, Refunding, (FSA Insured),
                 5.125% due 11/01/2012                                          AAA          Aaa             1,049,246
     610,000  Kalamazoo, Michigan, Building Authority,
                 5.250% due 10/01/2017                                          AAA          Aaa               565,299
   1,000,000  Kalamazoo, Michigan, City School District, GO, (FGIC Insured),
                 5.700% due 05/01/2016                                          AAA          Aaa             1,046,440
     760,000  Kent County, Michigan, Airport Facility Revenue,
                 4.750% due 01/01/2016                                          AAA          Aa1               658,707
     515,000  Lansing, Michigan, Water Supply, Steam & Electric
                 Utility System, Series A,
                 5.500% due 07/01/2009                                          AA           Aa3               523,492
              Lincoln, Michigan, Consolidate School District:
     650,000     7.000% due 05/01/2005                                          AA+          Aa1               713,037
     500,000     FSA Insured,
                 5.000% due 05/01/2018                                          AAA          Aaa               439,655
   1,000,000  Lincoln, Michigan, School District, Refunding,
                 5.000% due 05/01/2011                                          AAA          Aaa               963,480
     550,000  Michigan Municipal Bond Authority Revenue,
                 Local Government Loan (AMBAC Insured),
                 4.550% due 05/01/2008                                          AAA          NR                523,584
   1,100,000  Michigan Public Power Agency Revenue, (Belle River Project),
                 Series A,
                 5.250% due 01/01/2018                                          AA-          A1                999,581
              Michigan State Building Authority Revenue:
   1,000,000     Facilities Project, Series 1,
                 5.000% due 10/15/2014                                          AA           Aa2               919,980
   1,000,000     Refunding Facilities Program, Series 1,
                 4.750% due 10/15/2021                                          AA           Aa2               825,620
   1,000,000  Michigan State Comprehensive Transportation Revenue
                 Series A, (MBIA Insured),
                 5.250% due 08/01/2012                                          AAA          Aaa               980,670
   1,200,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             1,289,232
              Michigan State Hospital Finance Authority Revenue:
   1,000,000     Genesys Health System, Series A,
                 7.500% due 10/01/2027                                          AAA          Baa2            1,129,130
     500,000     Hackley Hospital, Series A,
                 4.800% due 05/01/2005                                          NR           A3                482,485
   1,000,000     Mercy Health Services, Series S,
                 5.500% due 08/15/2020                                          AA-          Aa3               897,490
     715,000     Saint John Hospital & Medical Center, Series A,
                 6.000% due 05/15/2010                                          AAA          Aaa               757,378
              Michigan State Housing Development Authority:
   1,000,000     Series A, (AMBAC Insured),
                 6.450% due 12/01/2014                                          AA+          NR              1,018,410
     500,000     Series A, AMT, (AMBAC Insured),
                 6.050% due 12/01/2027                                          AAA          Aaa               486,875
   1,000,000  Michigan State Housing Development Rental Revenue,
                 Series C, AMT,
                 5.050% due 10/01/2015                                          AAA          Aaa               908,160
     750,000  Michigan State Housing Single Family Mortgage, Series B, AMT,
                 5.200% due 12/01/2018                                          AAA          Aaa               676,073
   1,000,000  Michigan State Trunk Line, Series A,
                 5.250% due 11/01/2011                                          AA-          Aa3               987,410
   1,000,000  Michigan State Trunk Line Highway Revenue, Pre-refunding,
                 Series A, (FGIC Insured),
                 5.500% due 11/01/2016                                          AAA          Aaa             1,037,430
     500,000  Montrose, Michigan, School District, GO,
                 (MBIA Insured, Q-SBLF),
                 6.200% due 05/01/2017                                          AAA          Aaa               521,555
     500,000  Oakland Community College, Michigan, Refunding and
                 Improvement, GO, (MBIA Insured),
                 5.250% due 05/01/2018                                          AAA          Aaa               454,880
              Oakland County Michigan:
     700,000     Detroit Country Day School Project,
                 4.950% due 10/01/2018                                          NR           Aaa               595,973
     700,000     Economic Development Obligation Revenue,
                 Cranbrook Educational Community, Series B, Refunding,
                 6.375% due 11/01/2014                                          NR           Aaa               745,661
   1,000,000  Plainwell, Michigan Community School District, Refunding,
                 (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               877,300
     500,000  Redford, Michigan Union School District,
                 (AMBAC Insured, Q-SBLF),
                 5.500% due 05/01/2014                                          AAA          Aaa               493,965
   1,500,000  Redford, Michigan Union School District, Refunding,
                 5.000% due 05/01/2022                                          AAA          Aaa             1,299,885
   1,000,000  Redford, Michigan, Unified School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.750% due 05/01/2011                                          AAA          Aaa             1,049,130
     750,000  Rochester Community School District, Michigan, GO,
                 (MBIA Insured),
                 5.000% due 05/01/2019                                          AAA          Aaa               658,425
     750,000  Rockford Michigan Public Schools, (FGIC Insured),
                 6.500% due 05/01/2009                                          AAA          Aaa               819,142
   1,000,000  Saint Johns, Michigan, Public Schools District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.625% due 05/01/2020                                          AAA          Aaa             1,041,730
   1,000,000  South Lake, Michigan, Public Schools System, (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa               932,680
   1,000,000  South Redford, Michigan, School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.350% due 05/01/2010                                          AAA          Aaa             1,018,710
     750,000  Three Rivers, Michigan, Community Schools, Pre-refunded,
                 5.600% due 05/01/2010                                          AAA          Aaa               780,810
   1,000,000  Wayne State University, Michigan, University Revenues,
                 (AMBAC Insured),
                 5.500% due 11/15/2018                                          AAA          Aaa             1,035,530
   1,000,000  Williamston, Michigan, Community School District,
                 (MBIA Insured),
                 5.500% due 05/01/2025                                          AAA          Aaa               937,680
     500,000  Willow Run, Michigan, Community Schools, GO,
                 (AMBAC Insured, Q-SBLF),
                 5.000% due 05/01/2016                                          AAA          Aaa               448,230
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $52,266,007)                                                                                        49,745,607
                                                                                                          ------------
SHORT-TERM INVESTMENTS-- 3.5%
  (Cost $1,797,675)
   1,797,675  Valiant Fund Tax Exempt Money Market                                                           1,797,675
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $54,063,682*)                                                 99.8%                 51,543,282
OTHER ASSETS AND LIABILITIES (Net)                                                     0.2                      77,928
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 51,621,210
                                                                                     =====                ============

-------------
*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Assurance
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.




Munder Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.6%
     Arizona -- 1.8%
 $ 1,600,000  Phoenix, Arizona Water Systems Revenue, ETM,
                 8.000% due 06/01/2003                                          AAA          Aaa          $  1,766,928
   1,000,000  Tempe, Arizona, High School District Number 213,
                 (FGIC Insured),
                 4.500% due 07/01/2010                                          AAA          Aaa               934,240
                                                                                                          ------------
                                                                                                             2,701,168
                                                                                                          ------------
     California -- 2.7%
   2,905,000  Perris, California Community Facilities Revenue, ETM,
                 8.750% due 10/01/2021                                          NR           Aaa             3,898,946
                                                                                                          ------------
     Colorado -- 1.0%
   1,350,000  Colorado Health Facilities, Hospital Revenue Bonds,
                 Series A, Pre-refunded,
                 6.875% due 02/15/2023                                          NR           Aaa             1,456,528
                                                                                                          ------------
     District of Columbia -- 1.4%
   2,500,000  District of Columbia, Washington, Revenue,
                 Smithsonian Institution,
                 5.000% due 02/01/2028                                          AAA          Aaa             2,105,875
                                                                                                          ------------
     Florida -- 12.0%
   2,000,000  Dade County, Florida, GO, (FGIC Insured),
                 12.000% due 10/01/2001                                         AAA          Aaa             2,244,300
   2,000,000  Florida State, Board of Education, Administrative
                 Capital Revenue,
                 8.400% due 06/01/2007                                           AA          Aa2             2,411,160
   3,000,000  Gainesville, Florida, Utility Systems Revenue, Series A,
                 6.500% due 10/01/2012                                          AA           Aa3             3,323,400
   2,500,000  Orlando, Florida, Utilities Commission, Water and Electric
                 Revenue Refunding, Series D,
                 6.750% due 10/01/2017                                          AA-          Aa2             2,743,200
   3,050,000  Palm Beach County, Florida, GO,
                 6.750% due 07/01/2011                                          AA           Aa1             3,420,300
   3,000,000  Port Everglades, Florida, Port Authority Revenue, ETM,
                 7.125% due 11/01/2016                                          AAA          Aaa             3,422,820
                                                                                                          ------------
                                                                                                            17,565,180
                                                                                                          ------------
     Georgia -- 6.6%
   2,000,000  Atlanta, Georgia, Water & Sewer Revenue, (FGIC Insured),
                 5.250% due 01/01/2027                                          AAA          Aaa             2,038,600
              Georgia State, GO:
   2,500,000     7.400% due 08/01/2007                                          AAA          Aaa             2,876,225
   2,000,000     Series B,
                 6.250% due 03/01/2011                                          AAA          Aaa             2,169,860
   2,500,000  Metro Atlanta Rapid Transit Authority, Series K,
                 6.250% due 07/01/2018                                          AA-          A1              2,551,100
                                                                                                          ------------
                                                                                                             9,635,785
                                                                                                          ------------
     Hawaii-- 1.6%
   2,000,000  Honolulu, Hawaii, GO,
                 7.350% due 07/01/2008                                          AA-          Aa3             2,285,160
                                                                                                          ------------
     Illinois -- 6.4%
   1,000,000  Addison, Illinois, Single-family Mortgage Revenue, ETM,
                 7.500% due 04/01/2011                                          AAA          NR              1,118,230
   2,500,000  Chicago, Illinois, Wastewater Transmission Revenue,
                 (FGIC Insured),
                 5.375% due 01/01/2013                                          AAA          Aaa             2,447,675
   2,500,000  Du Page County, Illinois, Stormwater Project,
                 5.600% due 01/01/2021                                          AAA          Aaa             2,364,725
   2,500,000  Illinois State, Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2009                                          AAA          Aa2             2,491,275
   1,000,000  Regional Transport Authority, Illinois, (FGIC Insured),
                 6.000% due 06/01/2015                                          AAA          Aaa             1,028,140
                                                                                                          ------------
                                                                                                             9,450,045
                                                                                                          ------------
     Indiana -- 3.5%
   3,000,000  Indiana State Office Building Capital Revenue, (MBIA Insured),
                 7.400% due 07/01/2015                                          AAA          Aaa             3,489,180
   1,525,000  Indiana Transportation Finance Airport Lease, Refunding
                 Series A, (AMBAC Insured),
                 6.000% due 11/01/2010                                          AAA          Aaa             1,616,485
                                                                                                          ------------
                                                                                                             5,105,665
                                                                                                          ------------
     Louisiana -- 0.7%
   1,100,000  Shreveport, Louisiana, Refunding,
                 5.000% due 02/01/2013                                          AAA          Aaa             1,032,152
                                                                                                          ------------
     Maryland -- 1.4%
   2,000,000  Baltimore, Maryland, Series A, (FGIC Insured),
                 5.900% due 07/01/2010                                          AAA          Aaa             2,106,260
                                                                                                          ------------
     Massachusetts -- 5.2%
   3,500,000  Massachusetts Bay Transport Authority, General Transportation
                 Systems, Series A, (MBIA Insured),
                 5.500% due 03/01/2011                                          AAA          Aaa             3,553,760
   1,150,000  Massachusetts State, Series C,
                 5.250% due 08/01/2010                                          AA-          Aa3             1,147,585
   1,000,000  Massachusetts State Port Authority Revenue, Refunding Series A,
                 5.750% due 07/01/2012                                          AA-          Aa3             1,022,930
   2,000,000  Massachusetts State, Grant Anticipation Notes, Series A,
                 5.250% due 12/15/2012                                          NR           Aa3             1,946,140
                                                                                                          ------------
                                                                                                             7,670,415
                                                                                                          ------------
     Michigan -- 16.0%
   1,500,000  Birmingham, Michigan City School District,
                 5.000% due 11/01/2018                                          AA+          Aa2             1,310,235
   1,500,000  Detroit, Michigan, City School District, GO, Series C,
                 (FGIC Insured),
                 5.250% due 05/01/2011                                          AAA          Aaa             1,476,630
   2,000,000  Grand Valley, Michigan State University Revenue,
                 (FGIC Insured),
                 5.500% due 02/01/2018                                          AAA          NR              1,924,260
   1,625,000  Jenison, Michigan, Public Schools, Pre-refunded,
                 5.250% due 05/01/2015                                          AAA          Aaa             1,531,335
   2,120,000  Kent County, Michigan, Building Authority, GO,
                 4.875% due 06/01/2012                                          AAA          Aa1             1,990,150
   5,000,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             5,371,800
              Michigan State, Hospital Finance Authority Revenue:
   2,250,000     Henry Ford Health System, (AMBAC Insured),
                 6.000% due 09/01/2011                                          AAA          Aaa             2,354,715
   1,000,000     McLaren Health Care Corporation Series A,
                 5.250% due 06/01/2009                                          NR           A1                966,990
   1,000,000     Saint John Hospital & Medical Center Series A,
                 (AMBAC Insured),
                 6.000% due 05/15/2010                                          AAA          Aaa             1,059,270
   1,000,000  Michigan State, Housing Development Rental Revenue,
                 AMT, Series C,
                 5.050% due 10/01/2015                                          AAA          Aaa               908,160
   2,500,000  Rochester Community School District, Michigan, GO,
                 Pre-refunded, (Q-SBLF),
                 5.000% due 05/01/2019                                          AAA          Aaa             2,194,750
   1,500,000  South Lake, Michigan, Public Schools System, (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,399,020
   1,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             1,056,000
                                                                                                          ------------
                                                                                                            23,543,315
                                                                                                          ------------
     Minnesota -- 1.6%
   2,500,000  University of Minnesota, Series A,
                 5.500% due 07/01/2021                                          AA           Aa2             2,399,450
                                                                                                          ------------
     Missouri -- 0.7%
   1,000,000  St. Louis County, Missouri,
                 5.250% due 02/01/2008                                          AAA          Aaa             1,015,150
                                                                                                          ------------
     Nevada -- 2.5%
              Nevada State:
   1,000,000     Refunding,
                 6.000% due 05/15/2010                                          AA           Aa2             1,053,930
   2,500,000     Refunding Series A1,
                 6.000% due 05/15/2009                                          AA           Aa2             2,637,750
                                                                                                          ------------
                                                                                                             3,691,680
                                                                                                          ------------
     New Mexico -- 0.7%
   1,000,000  Bernalillo County, New Mexico, Gross Receipts,
                 5.750% due 10/01/2017                                          AA           Aa3               976,200
                                                                                                          ------------
     North Carolina -- 1.7%
   2,500,000  North Carolina, Municipal Power Agency, Catawba Electric
                 Revenue, (AMBAC Insured), ETM,
                 5.500% due 01/01/2013                                          AAA          Aaa             2,519,975
                                                                                                          ------------
     Ohio -- 4.9%
   1,000,000  Cleveland, Ohio, GO, (MBIA Insured),
                 4.400% due 10/01/2011                                          AAA          Aaa               910,940
   1,350,000  Cleveland, Ohio, Waterworks Revenue, (MBIA Insured),
                 5.500% due 01/01/2021                                          AAA          Aaa             1,280,677
   2,500,000  Columbus, Ohio, Series 2,
                 5.000% due 06/15/2015                                          AAA          Aaa             2,292,175
   2,000,000  Ohio State, GO,
                 6.650% due 09/01/2009                                          AA+          Aa1             2,166,400
     585,000  University Cincinnati, Ohio, General Receipts, Series AA,
                 5.500% due 06/01/2012                                          AA           Aa3               579,051
                                                                                                          ------------
                                                                                                             7,229,243
                                                                                                          ------------
     Oklahoma -- 0.8%
   1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
                 First Mortgage Revenue, (Blackwell Regional Hospital), ETM,
                 8.350% due 05/01/2009                                          AAA          NR              1,160,670
                                                                                                          ------------
     Oregon -- 0.6%
   1,025,000  Tualatin Hills, Oregon, Park and Recreational District, GO,
                 (FGIC Insured),
                 4.600% due 03/01/2011                                          AAA          Aaa               949,919
                                                                                                          ------------
     Pennsylvania -- 2.0%
   1,000,000  Pennsylvania Intergovernmental Cooperative,
                 Philadelphia Funding Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             1,087,930
   2,000,000  Pennsylvania State, GO,
                 5.000% due 10/15/2015                                          AA           Aa3             1,819,880
                                                                                                          ------------
                                                                                                             2,907,810
                                                                                                          ------------
     Rhode Island -- 0.7%
   1,000,000  Rhode Island Depositors Economic Protection, ETM,
                 5.800% due 08/01/2012                                          AAA          Aaa             1,040,440
                                                                                                          ------------
     South Carolina -- 1.5%
   2,215,000  South Carolina, State Highway, Series B,
                 5.650% due 07/01/2021                                          AAA          Aaa             2,182,395
                                                                                                          ------------
     Tennessee -- 1.6%
   1,475,000  Johnson City, Tennessee, Water & Sewer, (FGIC Insured),
                 4.750% due 06/01/2013                                          AAA          Aaa             1,353,357
   1,000,000  Williamson County, Tennessee, Refunding, GO,
                 5.500% due 09/01/2014                                          NR           Aa1               990,730
                                                                                                          ------------
                                                                                                             2,344,087
                                                                                                          ------------
     Texas -- 10.0%
   1,000,000  Harris County, Texas, Toll Road Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa1             1,070,670
   4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
                 9.500% due 07/01/2010                                          AAA          Aaa             4,977,160
   2,750,000  Houston, Texas, Water & Sewer Systems Revenue, Series A,
                 Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,932,710
              San Antonio, Texas, Electric & Gas Revenue:
     995,000     Series A,
                 5.000% due 02/01/2012                                          AA           Aa1               946,872
       5,000     Series A, ETM,
                 5.000% due 02/01/2012                                          AA           Aa1                 4,820
   2,000,000  Spring, Texas, Independent School District Authority, GO,
                 (PSFG),
                 6.875% due 08/15/2009                                          AAA          Aaa             2,218,720
   2,000,000  Texas State, Refunding Water Financial Assistance, Series C,
                 5.000% due 08/01/2018                                          AA           Aa1             1,756,920
   1,000,000  University Texas Permanent University Fund,
                 4.750% due 07/01/2018                                          AAA          Aaa               850,300
                                                                                                          ------------
                                                                                                            14,758,172
                                                                                                          ------------
     Utah -- 1.4%
   2,000,000  Utah State, Building Ownership Authority,
                 5.500% due 05/15/2009                                          AAA          Aaa             2,029,520
                                                                                                          ------------
     Virginia -- 1.5%
   2,500,000  Richmond, Virginia, Series B,
                 5.000% due 01/15/2021                                          AAA          Aaa             2,181,475
                                                                                                          ------------
     Washington -- 2.7%
   1,815,000  Douglas County, Washington, Public Utility District No.1, GO,
                 (Wells Hydroelectric Project), Pre-refunded,
                 8.750% due 09/01/2018                                          AA-          Aaa             2,278,097
   1,000,000  King County, Washington, Series B, (MBIA Insured),
                 4.750% due 01/01/2020                                          AAA          Aaa               814,110
   1,000,000  Vancouver, Washington, Water & Sewer Revenue,
                 (MBIA Insured),
                 4.250% due 06/01/2009                                          AAA          Aaa               919,630
                                                                                                          ------------
                                                                                                             4,011,837
                                                                                                          ------------
     Wisconsin -- 1.4%
              Wisconsin State, Transportation Revenue:
   1,000,000     Series A,
                 5.500% due 07/01/2011                                          AA-          A1              1,011,490
   1,000,000     Series A,
                 5.500% due 07/01/2012                                          AA-          A1              1,005,030
                                                                                                          ------------
                                                                                                             2,016,520
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $146,264,696)                                                                                      141,971,037
                                                                                                          ------------

Shares
---------
SHORT-TERM INVESTMENTS-- 1.8%
  (Cost $2,624,430)
   2,624,430  Valiant Fund Tax Exempt Money Market                                                           2,624,430
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $148,889,126*)                                                98.4%                144,595,467
OTHER ASSETS AND LIABILITIES (Net)                                                     1.6                   2,402,271
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $146,997,738
                                                                                     =====                ============

-----------
*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.




Munder Tax-Free Short-Intermediate Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.1%
     Alabama -- 2.0%
 $ 3,500,000  Alabama State Public School and College Authority Revenue,
                 Series A,
                 5.750% due 08/01/2003                                          AA           Aa3          $  3,629,885
   1,000,000  Huntsville, Alabama Health Care, Series B, Pre-refunded,
                 6.625% due 06/01/2023                                          AAA          Aaa             1,088,280
                                                                                                          ------------
                                                                                                             4,718,165
                                                                                                          ------------
     Arizona -- 4.4%
   2,500,000  Maricopa County, Arizona, School District 48, Series D,
                 6.250% due 07/01/2008                                          AA           Aa2             2,691,175
              Phoenix, Arizona:
   3,000,000     Pre-refunded, GO,
                 7.500% due 07/01/2004                                          AA+          Aa1             3,323,670
   1,840,000     Pre-refunded, GO, Series A,
                 5.500% due 07/01/2015                                          AA+          Aa1             1,909,368
   2,500,000     Tempe, Arizona, High School District, GO,
                 6.250% due 07/01/2004                                          AAA          Aaa             2,651,000
                                                                                                          ------------
                                                                                                            10,575,213
                                                                                                          ------------
     California -- 3.8%
   3,000,000  Los Angeles County, California, Metropolitan Transportation
                 Authority, Sales Tax Revenue, Series B, (AMBAC Insured),
                 8.000% due 07/01/2003                                          AAA          Aaa             3,317,160
   5,070,000  Sacramento County, California, Sanitation District Financing
                 Authority Revenue,
                 9.000% due 12/01/2002                                          AA           Aa3             5,672,823
                                                                                                          ------------
                                                                                                             8,989,983
                                                                                                          ------------
     Delaware -- 1.1%
   2,500,000  Delaware State, GO, Series A,
                 5.000% due 01/01/2007                                          AA+          Aa1             2,495,400
                                                                                                          ------------
     Florida -- 3.4%
   4,000,000  Dade County, Florida, School District, (MBIA Insured),
                 6.000% due 07/15/2005                                          AAA          Aaa             4,219,600
   3,650,000  Jacksonville, Florida, Electric Authority Revenue,
                 St. John's River
                 Power Park System, Series 10,
                 6.500% due 10/01/2003                                          AA           Aa2             3,884,111
                                                                                                          ------------
                                                                                                             8,103,711
                                                                                                          ------------
     Georgia -- 0.9%
   1,975,000  Georgia State, Series C,
                 7.250% due 07/01/2006                                          AAA          Aaa             2,223,179
                                                                                                          ------------
     Hawaii -- 1.3%
   3,000,000  Hawaii State, GO, Series BZ,
                 6.250% due 10/01/2002                                          A+           A1              3,121,830
                                                                                                          ------------
     Illinois -- 9.4%
   4,500,000  Chicago, Illinois, Metropolitan Water District,
                 Capital Improvement,
                 6.700% due 01/01/2003                                          AA           Aa1             4,734,135
   6,000,000  Illinois Educational Facilities Authority Revenues,
                 Mandatory Put 11/01/2007,
                 4.850% due 11/01/2032                                          AA+          Aa1             5,934,420
   2,000,000  Illinois Health Facilities Authority Revenue, Pre-refunded,
                 5.500% due 05/15/2023                                          AAA          Aaa             2,080,120
   4,000,000  Illinois State Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2007                                          AAA          Aa2             4,041,520
   4,525,000  Lake County, Illinois, Adalai E. Stevenson School District,
                 No. 125, 5.500% due 01/01/2003                                 NR           Aa1             4,612,423
   1,000,000  Waukegan, Illinois, Series A, Pre-refunded,
                 6.750% due 11/15/2013                                          AAA          Aaa             1,098,540
                                                                                                          ------------
                                                                                                            22,501,158
                                                                                                          ------------
     Indiana -- 2.6%
   1,900,000  IPS School Building Corporation, First Mortgage,
                 6.050% due 01/15/2014                                          AAA          NR              2,023,044
   4,000,000  Kokomo, Indiana, Hospital Authority Revenue,
                 Saint Joseph's Hospital, Pre-refunded,
                 6.350% due 08/15/2013                                          AAA          Aaa             4,273,200
                                                                                                          ------------
                                                                                                             6,296,244
                                                                                                          ------------
     Maryland -- 4.5%
              Maryland State:
   3,000,000     5.250% due 06/15/2006                                          AAA          Aaa             3,060,240
   2,275,000     State & Local Facilities Series 3, GO,
                 5.000% due 10/15/2005                                          AAA          Aaa             2,295,862
   5,000,000  Prince George's County, Maryland, Consolidated Public
                 Improvement, GO, (MBIA Insured),
                 6.250% due 01/01/2005                                          AAA          Aaa             5,309,700
                                                                                                          ------------
                                                                                                            10,665,802
                                                                                                          ------------
     Massachusetts -- 0.9%
   2,000,000  Massachusetts Water Resource Authority Revenue,
                 Series A, Pre-refunded,
                 6.750% due 07/15/2012                                          AAA          Aaa             2,138,620
                                                                                                          ------------
     Michigan -- 27.6%
   1,415,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2007                                          AA+          Aa2             1,582,791
   2,500,000  Caledonia, Michigan, Community Schools, (AMBAC Insured),
                 Pre-refunded,
                 6.700% due 05/01/2022                                          AAA          Aaa             2,658,025
   1,000,000  Clarkston, Michigan, Community Schools, Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,047,530
   1,410,000  Detroit, Michigan, Sewage Disposal Revenue, Series A,
                 (FGIC Insured), Pre-refunded,
                 5.700% due 07/01/2013                                          AAA          NR              1,477,934
   2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
                 Senior Lien, Series A,
                 5.250% due 07/01/2006                                          AAA          Aaa             2,022,700
   2,000,000  Farmington Hills, Michigan, Hospital Authority Revenue,
                 Botsford General Hospital, Series A, (MBIA Insured),
                 6.500% due 02/15/2022                                          AAA          Aaa             2,111,000
   2,350,000  Gaylord, Michigan, Community Schools, GO, Pre-refunded,
                 6.600% due 05/01/2021                                          AA           Aa2             2,490,741
   3,075,000  Goodrich, Michigan, Area School District, Pre-refunded,
                 5.875% due 05/01/2024                                          AAA          Aaa             3,262,729
   1,000,000  Lake Orion, Michigan, Community School District,
                 Pre-refunded,
                 7.000% due 05/01/2020                                          AAA          Aaa             1,105,470
   2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
                 Series II, Pre-refunded,
                 6.300% due 05/01/2022                                          AAA          Aaa             2,109,000
              Michigan State, Building Authority Revenue, Series I:
   2,500,000     6.500% due 10/01/2004                                          AA           Aa2             2,679,250
   2,500,000     AMBAC Insured,
                 6.000% due 10/01/2006                                          AAA          Aaa             2,635,275
   2,500,000     AMBAC Insured,
                 6.250% due 10/01/2003                                          AAA          Aaa             2,629,475
              Michigan State, Hospital Finance Authority Revenue:
   1,000,000  McLaren Health Care Corporation, Series A,
                 5.250% due 06/01/2008                                          NR           A1                972,870
   1,900,000  Oakwood Hospital Obligated Group, (FGIC Insured),
                 Pre-refunded,
                 7.000% due 07/01/2010                                          AAA          Aaa             1,964,106
     850,000  Oakwood Hospital Obligated Group, Pre-refunded,
                 7.100% due 07/01/2018                                          AAA          Aaa               879,087
   1,450,000  Michigan State, Housing Development Authority,
                 Rental Housing Revenue, Series A, AMT,
                 5.000% due 10/01/2003                                          AAA          Aaa             1,454,350
   1,095,000  Michigan State, Housing Single Family Mortgage,
                 Series A, AMT,
                 5.300% due 12/01/2006                                          AAA          Aaa             1,099,752
   2,000,000  Michigan State, Municipal Bond Authority Revenue,
                 Local Government Loan,
                 3.750% due 11/01/2002                                          A            NR              1,948,680
              Michigan State, Trunk Line Highway Revenue:
   2,500,000     Series A,
                 5.500% due 11/15/2009                                          AA-          Aa3             2,615,725
   3,000,000     Series A,
                 5.625% due 10/01/2003                                          AA-          Aa3             3,085,620
   3,500,000  Michigan State, Underground Storage Tank Financial
                 Assurance Authority, Series I, (AMBAC Insured),
                 6.000% due 05/01/2006                                          AAA          Aaa             3,679,200
   2,000,000  Oakland County, Michigan, Economic Development
                 Obligation, Cranbrook Educational Community, Series B,
                 6.375% due 11/01/2014                                          NR           Aaa             2,130,460
   2,000,000  Redford, Michigan, Union School District, Pre-refunded,
                 5.950% due 05/01/2015                                          AAA          Aaa             2,119,720
              Rochester Community School District, Michigan, GO:
   2,000,000     6.000% due 05/01/2002                                          AA+          Aa2             2,060,400
   2,000,000     Pre-refunded,
                 6.500% due 05/01/2011                                          AA+          NR              2,079,500
   3,000,000  University of Michigan, Hospital Revenue, Series A,
                 7.500% due 12/01/2001                                          AA           Aa2             3,155,700
   1,510,000  Wayne County, Michigan Transportation Fund Series A,
                 5.000% due 10/01/2007                                          AA-          Aa3             1,503,205
   5,000,000  Wayne State University, Michigan, University Revenues,
                 (AMBAC Insured),
                 5.500% due 11/15/2018                                          AAA          Aaa             5,177,650
   2,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             2,112,000
                                                                                                          ------------
                                                                                                            65,849,945
                                                                                                          ------------
     Minnesota -- 0.4%
   1,000,000  Minnesota State, GO, Pre-refunded,
                 6.250% due 08/01/2011                                          AAA          Aaa             1,039,060
                                                                                                          ------------
     Missouri -- 1.6%
   3,500,000  Missouri State Regional Convention and Sport, Series A,
                 Pre-refunded,
                 6.900% due 08/15/2021                                          AAA          Aaa             3,738,420
                                                                                                          ------------
     Nebraska -- 1.3%
   2,950,000  Nebraska, Public Power District Revenue, Pre-refunded,
                 6.125% due 01/01/2015                                          AAA          Aaa             3,115,583
                                                                                                          ------------
     New Jersey -- 1.6%
   3,500,000  New Jersey State,
                 6.500% due 07/15/2005                                          AA+          Aa1             3,774,400
                                                                                                          ------------
     New York -- 2.5%
   3,600,000  Municipal Assistance Corporation, City of New York, Series G,
                 5.000% due 07/01/2003                                          AA           Aa2             3,634,344
   2,500,000  New York State Thruway Authority, Highway & Bridge
                 Transportation Fund, Series B, (FGIC Insured),
                 4.000% due 04/01/2004                                          AAA          Aaa             2,424,575
                                                                                                          ------------
                                                                                                             6,058,919
                                                                                                          ------------
     Ohio -- 1.8%
   1,500,000  Cleveland Ohio, Waterworks Revenue, Series I,
                 5.000% due 01/01/2008                                          AAA          Aaa             1,490,310
   2,500,000  Warren Ohio Hospital Revenue, Warren General Hospital Project,
                 Series B, Pre-refunded,
                 7.300% due 11/15/2014                                          AAA          NR              2,766,800
                                                                                                          ------------
                                                                                                             4,257,110
                                                                                                          ------------
     Oklahoma -- 1.5%
   3,250,000  Tulsa Oklahoma Industrial Authority Hospital Revenue,
                 Tulsa Regional Medical Center, Pre-refunded,
                 7.200% due 06/01/2017                                          AAA          NR              3,556,085
                                                                                                          ------------
     Oregon -- 0.9%
   2,000,000  Washington County Or Unified Sewer Agency,
                 Agency Sewer Revenue, Pre-refunded,
                 6.125% due 10/01/2012                                          AAA          Aaa             2,111,820
                                                                                                          ------------
     Pennsylvania -- 1.3%
   1,000,000  Intragovernmental Cooperative, Philadelphia Funding Program,
                 Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             1,087,930
   2,000,000  Pennsylvania State, GO, Series 3,
                 6.000% due 11/15/2003                                          AA           Aa3             2,087,820
                                                                                                          ------------
                                                                                                             3,175,750
                                                                                                          ------------
     Rhode Island -- 0.9%
   2,000,000  Rhode Island Depositors Economic Protection Corporation,
                 Special Obligation, Series A, Pre-refunded,
                 6.950% due 08/01/2022                                          AAA          Aaa             2,144,740
                                                                                                          ------------
     Tennessee -- 2.5%
   2,000,000  Tennergy Corporation, Tennessee, Gas Revenue, (MBIA Insured),
                 4.500% due 06/01/2004                                          AAA          Aaa             1,920,840
   3,775,000  Tennessee State, GO, Series A,
                 5.600% due 03/01/2011                                          AAA          Aaa             3,935,249
                                                                                                          ------------
                                                                                                             5,856,089
                                                                                                          ------------
     Texas -- 13.8%
              Austin, Texas, Independent School District:
   2,820,000     Pre-refunded,
                 7.000% due 08/01/2006                                          AAA          Aaa             3,142,326
     680,000     PSFG,
                 7.000% due 08/01/2006                                          AAA          Aaa               756,561
              Dallas, Texas, GO, ETM:
   2,750,000     6.000% due 02/15/2005                                          AAA          Aaa             2,891,845
   2,100,000     7.000% due 05/01/2004                                          AAA          Aaa             2,279,067
   5,070,000  Dallas, Texas, Waterworks and Sewer Authority Revenue,
                 7.750% due 04/01/2003                                          AA           Aa2             5,536,998
              Harris County, Texas:
   2,000,000     Series A, (AMBAC Insured), Pre-refunded,
                 6.500% due 08/15/2017                                          AAA          Aaa             2,126,880
   1,500,000     Toll Road, Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa1             1,606,005
   2,000,000  Harris County, Texas, Housing Finance Corporation,
                 7.000% due 03/01/2007                                          AAA          Aaa             2,231,700
   2,000,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,132,880
   2,175,000  Plano, Texas, Independent School District, GO, (PSFG),
                 8.500% due 02/15/2003                                          AAA          Aaa             2,416,120
              Texas State, GO:
   2,500,000     Series A, ETM,
                 6.100% due 08/01/2001                                          AAA          Aaa             2,559,200
   2,000,000     Series B,
                 5.000% due 10/01/2003                                          AA           Aa1             2,022,260
   3,250,000  University of Texas, Permanent University Funding, (PSFG),
                 5.000% due 07/01/2004                                          AAA          Aaa             3,284,970
                                                                                                          ------------
                                                                                                            32,986,812
                                                                                                          ------------
     Virginia -- 1.5%
   1,000,000  Fairfax County, Virginia, Water Authority Revenue, Pre-refunded,
                 6.000% due 04/01/2022                                          AAA          Aaa             1,071,480
   2,500,000  Hampton, Virginia, Public Improvement Revenue, Series C,
                 6.000% due 08/01/2003                                          AA           Aa3             2,604,800
                                                                                                          ------------
                                                                                                             3,676,280
                                                                                                          ------------
     Wisconsin -- 3.6%
   2,200,000  Madison, Wisconsin, GO, Series A,
                 5.000% due 05/01/2003                                          NR           Aaa             2,219,932
              Wisconsin State:
   1,500,000     5.000% due 11/01/2007                                          AA           Aa2             1,493,220
   2,000,000     6.000% due 05/01/2003                                          AA           Aa2             2,073,980
   2,640,000  Wisconsin State, Clean Water Revenue, Series I,
                 5.250% due 06/01/2005                                          AA+          Aa2             2,674,980
                                                                                                          ------------
                                                                                                             8,462,112
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $233,297,576)                                                                                      231,632,430
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 1.5%
  (Cost $3,686,391)
   3,686,391  Valiant Fund Tax Exempt Money Market                                                           3,686,391
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $236,983,967*)                                                98.6%                235,318,821
OTHER ASSETS AND LIABILITIES (Net)                                                     1.4                   3,342,928
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $238,661,749
                                                                                     =====                ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed

                      See Notes to Financial Statements.





Munder Short Term Treasury Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                                                                                           Value
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 91.6%
     U.S. Treasury Notes -- 91.6%
  $2,000,000  6.875% due 03/31/2000                                                                        $ 2,006,240
   3,000,000  5.875% due 06/30/2000                                                                          3,003,478
   2,500,000  6.000% due 08/15/2000                                                                          2,501,596
   1,500,000  5.625% due 11/30/2000                                                                          1,494,099
   2,000,000  5.625% due 02/28/2001                                                                          1,988,264
   2,000,000  6.250% due 04/30/2001                                                                          2,001,286
   2,500,000  6.500% due 05/31/2001                                                                          2,509,772
   1,800,000  6.625% due 06/30/2001                                                                          1,810,116
   2,000,000  6.500% due 08/31/2001                                                                          2,007,539
   2,000,000  6.125% due 12/31/2001                                                                          1,995,002
   2,500,000  6.250% due 02/28/2002                                                                          2,498,746
   3,000,000  6.250% due 06/30/2002                                                                          2,997,930
                                                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $27,123,197)                                                                                        26,814,068
                                                                                                          ------------
REPURCHASE AGREEMENT -- 7.5%
 (Cost $2,201,263)
 $ 2,201,263  Agreement with Lehman Brothers Holdings Inc.,
                 3.000% dated 12/31/1999, to be repurchased at $2,201,813 on
                 01/03/2000, collateralized by $2,090,000 U.S. Treasury
                 Bond, 7.125% maturing 02/15/2023 (value $2,244,469)                                         2,201,263
                                                                                                          ------------
OTHER INVESTMENTS** (Cost $6,417,445)                                                 21.9%                  6,417,445
                                                                                     -----                ------------
TOTAL INVESTMENTS (Cost $35,741,905*)                                                121.0%                 35,432,776
OTHER ASSETS AND LIABILITIES (Net)                                                   (21.0)                 (6,144,953)
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 29,287,823
                                                                                     =====                ============

--------------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $6,304,579. Collateral received for securities loaned of $6,417,445 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

                      See Notes to Financial Statements.





Munder Cash Investment Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                    Rating
Principal                                                                     -------------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 17.1%
 $25,000,000    Bank of Tokyo Mitsubishi Ltd.
                   6.120% due 01/12/2000+,+++                                  A2/A-       P1/A2         $  25,000,000
  22,000,000    Barclays Bank Plc
                   5.610% due 06/14/2000+                                     A1+/AA       P1/Aa2           21,996,186
  20,000,000    Deutsche Bank AG
                   5.150% due 03/17/2000+                                     A1+/AA       P1/Aa3           20,000,000
                Rabobank Nederland:
  40,000,000       5.350% due 05/22/2000+                                     A1+/AAA      P1/Aaa           40,000,000
   5,000,000       6.000% due 08/16/2000+                                     A1+/AAA      P1/Aaa            4,997,606
                Societe Generale:
  40,000,000       5.300% due 03/03/2000+                                     A1+/AA-      P1/Aa3           40,000,000
  20,000,000       5.700% due 07/25/2000+                                     A1+/AA-      P1/Aa3           20,000,000
  50,000,000    Union Bank of California
                   6.090% due 01/28/2000+,+++                                  A2/A-       P1/A1            50,000,000
                                                                                                         -------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $221,993,792)                                                                                      221,993,792
                                                                                                         -------------
COMMERCIAL PAPER -- 58.4%
  25,000,000    Assets Securitization Cooperative Corporation
                   5.750% due 02/14/2000+                                     A1+/NR       P1/NR            24,824,306
  50,000,000    Blue Ridge Asset Funding
                   6.500% due 01/18/2000+                                      A1/NR       P1/NR            49,846,528
  50,000,000    Centric Capital Corporation
                   6.100% due 01/24/2000+                                     A1+/NR       P1/NR            49,805,139
  50,000,000    Corporate Receivables Corporation
                   5.750% due 01/27/2000+                                     A1+/NR       P1/NR            49,792,361
  50,000,000    CXC, Inc.
                   6.030% due 01/26/2000+                                     A1+/NR       P1/NR            49,790,625
  20,000,000    Falcon Asset Securitization Corporation
                   6.050% due 01/13/2000+                                      A1/NR       P1/NR            19,959,667
  30,000,000    Finova Capital Corporation
                   6.579% due 02/22/2000+,+++                                  A2/A-       P2/Baa1          30,000,000
  30,000,000    Fleet Funding Corporation
                   6.000% due 01/25/2000+                                     A1+/NR       P1/NR            29,880,000
  25,000,000    FPL Group Capital, Inc.
                   5.420% due 01/24/2000+                                      A1/A+       P1/A2            24,913,430
  25,000,000    Hanson Finance Plc
                   5.600% due 01/18/2000+,+++                                  A1/A        P2/A3            24,933,889
  30,000,000    International Lease Finance Corporation
                   4.920% due 02/07/2000+                                     A1+/A+       P1/A1            29,848,300
  50,000,000    Koch Industries, Inc.
                   4.500% due 01/05/2000+                                     A1+/AA+      P1/NR            49,975,000
  25,000,000    Lexington Parker Capital Corporation
                   5.810% due 02/25/2000+,+++                                  A1/NR       NR/NR            24,778,090
  50,000,000    Moat Funding LLC
                   6.000% due 01/21/2000+,+++                                  NR/NR       P1/NR            49,833,333
  50,000,000    New Center Asset Trust
                   4.500% due 01/03/2000+                                     A1+/NR       P1/NR            49,987,500
  50,000,000    Preferred Receivables Funding Corporation
                   6.020% due 02/01/2000+                                      A1/NR       P1/NR            49,740,806
  50,000,000    Receivables Capital Corporation
                   5.890% due 02/15/2000+                                     A1+/NR       P1/NR            49,631,875
  50,000,000    Sheffield Receivables Corporation
                   6.100% due 01/28/2000+                                     A1+/NR       P1/NR            49,771,250
  50,000,000    UBS Finance Delaware Inc.
                   5.000% due 01/03/2000+                                     A1+/AA+      P1/Aa1           49,986,111
                                                                                                         -------------
TOTAL COMMERCIAL PAPER
  (Cost $757,298,210)                                                                                      757,298,210
                                                                                                         -------------
CORPORATE BONDS AND NOTES -- 19.0%
  25,000,000    Allstate Funding Agreement
                   6.130% due 05/16/2000++                                    NR/AA+       NR/Aa2           25,000,000
  40,000,000    Fleet National Bank
                   5.040% due 03/15/2000++                                     A1/A        P1/A2            39,996,833
  52,000,000    GTE Corporation
                   6.155% due 06/12/2000++,+++                                 A1/A        P2/Baa1          51,985,092
  35,000,000    Household Finance Corporation
                   5.220% due 09/14/2000++                                     A1/A        P1/A2            34,985,254
  25,000,000    Jackson National Life Insurance
                   5.580% due 09/25/2000++                                     NR/AA       NR/Aa3           25,000,000
  20,000,000    Keycorp
                   6.423% due 10/23/2000++,+++                                 A2/A-       P1/A1            20,000,000
  25,000,000    Sears Roebuck Acceptance Corporation
                   6.259% due 11/07/2000++,+++                                 A2/A-       P1/A2            24,968,580
  25,000,000    Transamerica Life and Annuity Company
                   6.109% due 02/17/2000++                                    A1/AAA       P1/Aa3           25,000,000
                                                                                                         -------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $246,935,759)                                                                                      246,935,759
                                                                                                         -------------
REPURCHASE AGREEMENTS -- 4.9%
  (Cost $63,509,167)
$ 63,509,167    Agreement with Lehman Brothers Holdings Inc.,
                   3.000% dated 12/31/1999, to be repurchased at
                   $63,525,044 on 01/03/2000, collateralized by
                   $69,180,000 U.S. Treasury Note, 4.250% maturing
                   11/15/2003 (value $64,773,987)                                                           63,509,167
                                                                                                        --------------
TOTAL INVESTMENTS (Cost $1,289,736,928*)                                              99.4%              1,289,736,928
OTHER ASSETS AND LIABILITIES (Net)                                                     0.6                   7,742,764
                                                                                     -----              --------------
NET ASSETS                                                                           100.0%             $1,297,479,692
                                                                                     =====              ==============

-----------
  * Aggregate cost for Federal tax purposes.

  + Rate represents annualized yield at date of purchase.

 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.





Munder Money Market Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                    Rating
Principal                                                                     -------------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 19.1%
 $5,000,000     Barclays Bank Plc
                   5.610% due 06/14/2000+                                     A1+/AA       P1/Aa2         $  4,999,133
  4,000,000     Deutsche Bank AG
                   5.150% due 03/17/2000+                                     A1+/AA       P1/Aa3            4,000,000
  5,000,000     Rabobank Nederland
                   5.350% due 05/22/2000+                                     A1+/AAA      P1/Aaa            5,000,000
  5,000,000     Societe Generale
                   5.300% due 03/03/2000+                                     A1+/AA       P1/Aa3            5,000,000
                                                                                                          ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $18,999,133)                                                                                        18,999,133
                                                                                                          ------------
COMMERCIAL PAPER -- DISCOUNT -- 33.8%
  5,000,000     Beta Finance, Inc.
                   5.170% due 03/03/2000+                                     A1+/AAA       P1/NR            4,955,481
  4,772,000     Blue Ridge Asset Funding
                   5.050% due 01/05/2000+                                      A1/NR        P1/NR            4,769,322
  5,000,000     Centric Capital Corporation
                   5.300% due 01/31/2000+                                     A1+/NR        P1/NR            4,977,917
  5,000,000     Daimlerchrysler NA Holding Corporation
                   5.550% due 01/18/2000+                                      A1/A+        P1/A1            4,986,896
  5,000,000     Finova Capital Corporation
                   5.850% due 01/24/2000+,+++                                  A2/A-       P2/Baa1           4,981,312
  5,000,000     International Lease Finance Corporation
                   4.920% due 02/07/2000+                                     A1+/A+        P1/A1            4,974,717
  4,000,000     Monte Rosa Capital Corporation
                   6.130% due 01/24/2000+                                     A1+/NR        P1/NR            3,984,334
                                                                                                          ------------
TOTAL COMMERCIAL PAPER -- DISCOUNT
  (Cost $33,629,979)                                                                                        33,629,979
                                                                                                          ------------
CORPORATE NOTES -- 21.6%
  1,463,000     Capital One Funding Corporation
                   6.600% due 04/01/2009++                                    A1+/AA-       P1/NR            1,463,000
  5,000,000     Fleet National Bank
                   5.040% due 03/15/2000++                                     A1/A         P1/A2            4,999,604
 10,000,000     GTE Corporation
                   6.155% due 06/12/2000++,+++                                 A1/A        P2/Baa1           9,997,133
  5,000,000     Household Finance Corporation
                   5.220% due 09/14/2000++                                     A1/A         P1/A2            4,997,894
                                                                                                          ------------
TOTAL CORPORATE NOTES
  (Cost $21,457,631)                                                                                        21,457,631
                                                                                                          ------------
REPURCHASE AGREEMENTS -- 25.6%
 23,462,713     Agreement with Lehman Brothers Holdings Inc.,
                   3.000% dated 12/31/1999, to be repurchased at
                   $23,468,579 on 01/03/2000, collateralized by
                   $18,565,000 U.S. Treasury Bond,
                   7.125% maturing 02/15/2023 (value $19,937,117)
                   and $4,260,000 U.S. Treasury Note, 4.250%
                   maturing 11/15/2003 (value $3,988,684)                                                   23,462,713
  2,000,000     Agreement with State Street Bank and Trust Company,
                   3.300% dated 12/31/1999, to be repurchased at
                   $2,000,550 on 01/03/2000, collateralized by
                   $1,990,000 U.S. Treasury Note,
                   6.375% maturing 08/15/2002 (value $2,042,238)                                             2,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $25,462,713)                                                                                        25,462,713
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $99,549,456*)                                                100.1%                 99,549,456
OTHER ASSETS AND LIABILITIES (Net)                                                    (0.1)                   (136,232)
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 99,413,224
                                                                                     =====                ============

-----------
  * Aggregate cost for Federal tax purposes.

  + Rate represents annualized yield at date of purchase.

 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.





Munder Tax-Free Money Market Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                    Rating
Principal                                                                     -------------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.6%
     Alabama -- 3.1%
 $ 2,040,000  Hoover, Alabama, Warrants, Series B, (AMBAC Insured),
                 Pre-refunded,
                 8.000% due 03/01/2020+                                         AAA         Aaa           $  2,093,955
   4,250,000  Huntsville, Alabama, Warrants, Pre-refunded,
                 6.750% due 02/01/2010                                          NR          Aa2              4,345,471
   5,500,000  Mobile, Alabama, Industrial Development Board
                 Dock & Wharf Revenue, Refunding Holnam, Inc. Project,
                 Series B, (Wachovia Bank, LOC),
                 5.200% due 06/01/2032+                                         A-1+        VMIG1            5,500,000
                                                                                                          ------------
                                                                                                            11,939,426
                                                                                                          ------------
     Alaska -- 0.8%
   3,000,000  Anchorage, Alaska, Tax Anticipation Notes,
                 3.750% due 01/04/2000                                          SP-1+       MIG1             3,000,056
                                                                                                          ------------
     Arizona -- 6.8%
   3,400,000  Apache County, Arizona, Industrial Development Authority,
                 Industrial Development Revenue, (Tucson Electric -- 83C),
                 (Society Generale, LOC),
                 5.500% due 12/15/2018+                                         A-1+        VMIG1            3,400,000
              Maricopa County, Arizona, Pollution Control:
   4,400,000     El Paso Elec -- Palo Verdes,
                 5.250% due 12/01/2014+                                         NR          Aa2              4,400,000
   6,400,000     El Paso A, Rmkt,
                 5.250% due 08/27/2015+                                         NR          VMIG1            6,400,000
   6,750,000  Phoenix Arizona Multifamily Housing Revenue,
                 Paradise Shadows Apartments, (Citibank N.A., LOC),
                 5.250% due 12/01/2002+                                         A-1+        NR               6,750,000
   3,000,000  Pima County, Arizona Industrial Development Authority,
                 (Tucson Electric), (Toronto Dominion, LOC),
                 5.650% due 12/01/2022+                                         AA          VMIG1            3,000,000
   2,000,000  Salt River Arizona Electric Systems Revenue,
                 Agriculture Improvement & Power District, Series A,
                 (AMBAC-TCRS Insured), Pre-refunded,
                 6.500% due 01/01/2022                                          AAA         Aaa              2,084,976
                                                                                                          ------------
                                                                                                            26,034,976
                                                                                                          ------------
     Arkansas -- 1.6%
   6,000,000  Arkansas Hospital Equipment Finance Authority, Baptist
                 Health Project, (MBIA Insured)
                 (SBPA -- Credit Suisse exp 3/26/01),
                 5.700% due 11/01/2010+                                         A-1+        VMIG1            6,000,000
                                                                                                          ------------
     Colorado -- 3.8%
   3,300,000  Arapahoe County,Colorado School District Number
                 005 Cherry Creek,
                 4.250% due 06/30/2000                                          NR          MIG1             3,308,458
   1,700,000  Denver, Colorado City & County, Series A, Pre-refunded,
                 6.200% due 08/01/2006                                          AAA         Aa2              1,738,768
   3,180,000  Jefferson County, Colorado, Rocky Mountain Butterfly Project,
                 (Wells Fargo, LOC),
                 5.550% due 06/01/2010+                                         A-1+        NR               3,180,000
   6,500,000  Smith Creek Metropolitan District Company Revenue,
                 (Bank of America, LOC),
                 5.000% due 10/01/2035+                                         A-1+        NR               6,500,000
                                                                                                          ------------
                                                                                                            14,727,226
                                                                                                          ------------
     Delaware -- 0.6%
   2,500,000  New Castle County, Delaware, Economic, Refunding
                 Henderson Mcguire, (First Union, LOC),
                 5.350% due 08/15/2020                                          A-1         NR               2,500,000
                                                                                                          ------------
     District of Columbia -- 0.5%
   2,000,000  District of Columbia, Series A, (MBIA Insured),
                 Pre-refunded,
                 6.875% due 06/01/2011                                          AAA         Aaa              2,062,460
                                                                                                          ------------
     Florida -- 2.2%
   2,500,000  Broward County, Florida, Multifamily Housing,
                 Southern Pointe Project,
                 4.900% due 05/15/2027+                                         A-1+        NR               2,500,000
   1,000,000  Palm Beach County Florida, Criminal Justice Facilities Revenue,
                 Pre-refunded (FGIC Insured),
                 7.250% due 06/01/2011                                          AAA         Aaa              1,035,687
   5,000,000  Palm Beach County Florida Revenue, Community Foundation
                 Palm Beach Project, (Northern Trust Company, LOC),
                 5.350% due 07/01/2034+                                         A-1+        NR               5,000,000
                                                                                                          ------------
                                                                                                             8,535,687
                                                                                                          ------------
     Georgia -- 4.5%
   5,425,000  Clayton County, Georgia, Multifamily Housing Revenue,
                 Rivers Edge Development, (Wachovia, LOC),
                 5.050% due 08/01/2006+                                         NR          VMIG1            5,425,000
   8,500,000  DeKalb County, Georgia, Development Authority Pollution
                 Control Revenue, General Motors Corporation Project,
                 5.150% due 11/01/2003+                                         NR          VMIG1            8,500,000
   3,400,000  Richmond County, Georgia, Board of Education,
                 4.500% due 09/01/2000                                          AA-         Aa2              3,416,524
                                                                                                          ------------
                                                                                                            17,341,524
                                                                                                          ------------
     Hawaii -- 0.4%
   1,420,000  Hawaii State, Series BT, Pre-refunded,
                 8.125% due 02/01/2000                                          NR          Aaa              1,425,619
                                                                                                          ------------
     Illinois -- 12.5%
   4,700,000  Chicago, Illinois Multifamily Housing Revenue,
                 Waveland Association, (UBS, LOC),
                 5.550% due 11/01/2010+                                         NR          VMIG1            4,700,000
              Illinois Development Finance Authority Revenue:
   4,000,000     Chicago Symphony Project, (Bank One, LOC),
                 5.350% due 12/01/2033+                                         A-1+        NR               4,000,000
   2,000,000     Jewish Charity, Revenue Anticipation Notes,
                 (Harris Bank, LOC),
                 5.450% due 06/30/2000+                                         A-1+        NR               2,000,000
   2,225,000  Illinois Development Finance Authority, Industrial Revenue,
                 Tajon Warehouse, Series B, (National City Bank, PA, LOC),
                 5.500% due 01/01/2010+                                         A-1         NR               2,225,000
              Illinois Educational Facilities Authority Revenues:
   5,200,000     Art Institute of Chicago, (Bank of America, LOC),
                 5.400% due 03/01/2027+                                         A-1+        VMIG1            5,200,000
   3,640,000     University Pooled Financing Program, (FGIC Insured),
                 (Bank One, SBPA),
                 5.350% due 12/01/2005+                                         AAA         Aaa              3,640,000
              Illinois Health Facilities Authority:
  11,010,000  Advocate Health Care, Series B, (Multi LOC's),
                 5.350% due 08/15/2022+                                         A-1+        VMIG1           11,010,000
   2,000,000  Blessing Hospital, Series B, (FSA Insured),
                 5.700% due 11/15/2029+                                         A-1+        VMIG1            2,000,000
   2,500,000  Gottlieb Health Resources Inc., (Harris Bank, LOC),
                 5.350% due 11/15/2024+                                         NR          VMIG1            2,500,000
   2,000,000  Illinois State Development Finance Authority, Industrial
                 Development Authority Revenue,
                 (Lake Forest Academy Project),
                 (Northern Trust Company, LOC),
                 5.550% due 12/01/2024+                                         A-1+        NR               2,000,000
              Illinois State Sales Tax Revenue:
   1,000,000     Series Q,
                 5.300% due 06/15/2000                                          AAA         Aa2              1,007,807
   1,015,000    Series X,
                 4.400% due 06/15/2000                                          AAA         Aa2              1,018,890
   4,000,000  Orland Hills, Illinois, Multifamily Mortgage Revenue,
                 (Lasalle National Bank, LOC),
                 5.550% due 12/01/2004+                                         A-1+        NR               4,000,000
   1,520,000  Palatine Illinois, Refunding Public Improvement Bonds,
                 4.750% due 12/01/2000                                          AA          Aa2              1,530,792
   1,500,000  Will County Illinois Community School District 201-U,
                 Crete-Monee,4.000% due 05/01/2000                              NR          NR               1,501,157
                                                                                                          ------------
                                                                                                            48,333,646
                                                                                                          ------------
     Indiana -- 3.4%
   2,150,000  Hamilton Southeastern Indiana, Development School Building,
                 First Mortgage, Pre-refunded,
                 7.500% due 01/15/2010                                          AAA         NR               2,196,001
   3,000,000  Indiana Educational Facilities Authority Revenue,
                 Franklin College, (Bank One, Indiana, LOC),
                 5.500% due 10/01/2019+                                         A-1+        NR               3,000,000
   6,000,000  Indiana Municipal Power Supply Systems Revenue,
                 Refunding Series A, (Toronto-Dominion Bank, LOC),
                 5.200% due 01/01/2018+                                         A-1+        VMIG1            6,000,000
   1,980,000  Indianapolis, Indiana Public Improvement Bond Bank, Series A,
                 4.000% due 02/01/2000                                          AAA         Aaa              1,980,973
                                                                                                          ------------
                                                                                                            13,176,974
                                                                                                          ------------
     Kansas -- 0.3%
   1,000,000  Shawnee, Kansas Industrial Revenue, Shawnee Village
                 Association, (Chase Bank of Texas, LOC),
                 5.700% due 12/01/2009+                                         A-1+        NR               1,000,000
                                                                                                          ------------
     Louisiana -- 1.4%
   1,000,000  Louisiana Local Government Enviromental Facilities,
                 Community Development Authority Revenue,
                 Construction Notes,
                 4.250% due 10/15/2000                                          NR          MIG1             1,004,030
   3,100,000  Louisiana Public Facilities Authority Hospital Revenue,
                 Hospital Equipment Financing & Refunding, Series A,
                 (Rabobank, LOC),
                 5.700% due 12/01/2010+                                         A-1+        NR               3,100,000
   1,400,000  Louisiana State, Series A,
                 7.000% due 05/01/2000                                          AAA         Aaa              1,416,691
                                                                                                          ------------
                                                                                                             5,520,721
                                                                                                          ------------
     Maryland -- 0.8%
   3,100,000  Baltimore County, Maryland, Revenue Bonds,
                 Sheppard & Enoch Pratt Hospital, (Societe Generale, LOC),
                 5.100% due 07/01/2022+                                         NR          VMIG1            3,100,000
                                                                                                          ------------
     Massachusetts -- 1.2%
   1,000,000  Boston, Massachusetts, Series A, (MBIA Insured),
                 10.000% due 07/01/2000                                         AAA         Aaa              1,031,572
   1,500,000  Massachusetts State Water Resources Authority,
                 Series A, Pre-refunded,
                 7.500% due 04/01/2009                                          AAA         Aaa              1,544,502
   1,900,000  New England Education Loan Marketing Corporation,
                 Student Loan Revenue, Refunding, Series B,
                 5.400% due 06/01/2000                                          AA          Aa2              1,910,804
                                                                                                          ------------
                                                                                                             4,486,878
                                                                                                          ------------
     Michigan -- 6.5%
   2,000,000  Comstock Park, Michigan, Public Schools, Student Aid Notes,
                 4.750% due 10/20/2000                                          NR          NR               2,009,986
   3,000,000  Kalamazoo County, Michigan, Economic Development Revenue,
                 (Old Kent Bank, LOC),
                 5.550% due 09/01/2015+                                         NR          NR               3,000,000
   2,000,000  Michigan Public Power Agency Revenue, Belle River Project,
                 Series A,
                 5.300% due 01/01/2000                                          AA-         A1               2,000,000
              Michigan State Hospital Finance Authority Revenue:
   1,000,000     Henry Ford Health System, Series A, Pre-refunded,
                 7.000% due 04/01/2010                                          AAA         Aa3              1,036,406
   7,300,000  Hospital Equipment Loan Program, Series A,
                 5.650% due 12/01/2023+                                         NR          VMIG1            7,300,000
   8,750,000  Michigan State, Strat Fund, Series 1987,
                 3.600% due 01/24/2000                                          NR          A1               8,750,000
   1,000,000  Saline, Michigan, Economic Development Obligation,
                 Brecon Village Project, (Bank One, LOC),
                 5.350% due 11/01/2025+                                         A-1+        NR               1,000,000
                                                                                                          ------------
                                                                                                            25,096,392
                                                                                                          ------------
     Minnesota -- 3.5%
   3,800,000  Arden Hills, Minnesota Housing & Health Care Facilities Revenue,
                 Presbyterian Homes, Series B, (U.S. Bank N.A., LOC),
                 4.700% due 09/01/2029+                                         A-1         NR               3,800,000
   3,000,000  City of Rochester, Minnesota, Mayo Clinic,
                 3.800% due 02/23/2000                                          A-1+        Aaa              3,000,000
   2,000,000  Duluth, Minnesota Economic Development Health Care
                 Authority Revenue, Benedictine Hospital, St. Mary's Project,
                 Pre-refunded,
                 8.375% due 02/15/2020                                          AAA         NR               2,051,495
   1,500,000  Eagan, Minnesota Multifamily Revenue, Aspenwoods of Eagan,
                 Housing Project, (Firstar, LOC)
                 5.500% due 01/01/2026+                                         A-1         NR               1,500,000
   1,000,000  Minneapolis & St Paul, Minnesota Housing & Redevelopment
                 Authority Health Care, Health One Obligated Group,
                 Series B, Pre-refunded,
                 8.000% due 08/15/2014                                          AAA         Aaa              1,045,205
   2,200,000  St Paul, Minnesota Housing & Redevelopment Authority,
                 Science Museum, Series A, (First Bank, LOC),
                 5.200% due 05/01/2027+                                         NR          VMIG1            2,200,000
                                                                                                          ------------
                                                                                                            13,596,700
                                                                                                          ------------
     Missouri -- 1.1%
   2,000,000  Columbia, Missouri, Special Obligation Reserve, Series A,
                 (Toronto Dominion Bank, LOC),
                 5.250% due 06/01/2008+                                         NR          VMIG1            2,000,000
   2,000,000  St Charles County, Missouri Community College,
                 (AMBAC Insured), Pre-refunded,
                 6.900% due 03/01/2009                                          AAA         Aaa              2,070,016
                                                                                                          ------------
                                                                                                             4,070,016
                                                                                                          ------------
     Nebraska -- 1.1%
              Omaha Public Power District Nebraska:
   1,050,000     Electric Revenue, Series A,
                 4.300% due 02/01/2000                                          AA          Aa2              1,050,601
   1,000,000     Electric Revenue, Series B,
                 4.700% due 02/01/2000                                          AA          Aa2              1,001,215
   2,000,000     Electric Utilities Revenue, Series A, Pre-refunded,
                 6.800% due 02/01/2017                                          AA          NR               2,035,518
                                                                                                          ------------
                                                                                                             4,087,334
                                                                                                          ------------
     Nevada -- 0.7%
   2,570,000  Reno, Nevada Economic Development Revenue,
                 University of Nevada, Student Aid Fund, (Wells Fargo, LOC),
                 5.650% due 05/01/2018+                                         NR          NR               2,570,000
                                                                                                          ------------
     New Hampshire -- 0.4%
   1,500,000  New Hampshire State Turnpike Systems Revenue, Pre-refunded,
                 7.400% due 04/01/2000                                          AAA         Aaa              1,544,847
                                                                                                          ------------
     New Mexico -- 2.1%
   2,125,000  Albuquerque, New Mexico, Educational Facilities Revenue,
                 (Wells Fargo, LOC),
                 5.650% due 06/01/2018+                                         NR          NR               2,125,000
   5,000,000  Farmington, New Mexico, Pollution Control Revenue,
                 (El Paso Electric Co.), Series A, (Barclays Bank, LOC),
                 5.250% due 11/01/2013+                                         NR          Aa2              5,000,000
   1,000,000  Santa Fe New Mexico Public School District,
                 3.750% due 08/01/2000                                          NR          Aa2                999,973
                                                                                                          ------------
                                                                                                             8,124,973
                                                                                                          ------------
     North Carolina -- 2.1%
              North Carolina Medical Care Commission:
   5,000,000     Catholic Health East, Series D, (AMBAC Insured),
                 5.600% due 11/15/2028+                                         A-1+        VMIG1            5,000,000
   3,000,000     Hospital Revenue, Series B, (Wachovia, LOC),
                 5.450% due 06/01/2022+                                         A-1+        VMIG1            3,000,000
                                                                                                          ------------
                                                                                                             8,000,000
                                                                                                          ------------
     Ohio -- 2.7%
   1,100,000  Cuyahoga County, Ohio,
                 4.100% due 09/14/2000                                          NR          VMIG1            1,102,603
   1,900,000  Franklin County, Ohio, Hospital Revenue,
                 US Health Corporation, Series A, (Morgan Guaranty, LOC),
                 5.400% due 12/01/2021+                                         NR          VMIG1            1,900,000
   3,250,000  Indian Hill, Ohio, Economic Development,
                 Cincinnati County Day School, (Fifth Third, LOC),
                 5.400% due 05/01/2019+                                         NR          NR               3,250,000
   2,875,000  Montgomery County, Ohio, Society Saint Vincent DePaul,
                 (Nat City, LOC),
                 5.500% due 12/01/2010+                                         A-1         NR               2,875,000
   1,115,000  Ohio State Water Development Authority Revenue,
                 Water Development-Fresh Water Series,
                 5.000% due 06/01/2000                                          A+          Aa3              1,122,741
                                                                                                          ------------
                                                                                                            10,250,344
                                                                                                          ------------
     Oregon -- 2.2%
   1,340,000  Clackamas County, Oregon, School District 12, Pre-refunded,
                 6.500% due 06/01/2007                                          NR          AAA              1,357,324
   2,700,000  Multnomah County, Oregon,
                 4.300% due 10/01/2000                                          NR          Aa1              2,710,780
   4,550,000  Portland, Oregon Multifamily Revenue,
                 (Harris Trust and Savings Bank, LOC),
                 5.150% due 12/01/2011+                                         A-1+        NR               4,550,000
                                                                                                          ------------
                                                                                                             8,618,104
                                                                                                          ------------
     Pennsylvania -- 5.6%
   4,000,000  Bucks County, Pennsylvania Industrial Development Authority,
                 Industrial Revenue, Edgecomb Metals Company,
                 (Wells Fargo, LOC),
                 4.800% due 10/01/2009+                                         NR          Aa2              4,000,000
   2,000,000  Delaware Valley, Pennsylvania, Registered Finance, Series A,
                 (Credit Suisse, LOC),
                 5.200% due 12/01/2017+                                         A-1+        VMIG1            2,000,000
   1,500,000  Philadelphia, Pennsylvania, Hospital & Higher Education,
                 Health Systems, Series B,
                 3.250% due 05/15/2023+                                         A-1+        NR               1,500,000
   8,300,000  Schuylkill County, Pennsylvania Industrial Development
                 Authority, Gilbertown Power Project, (Mellon Bank, LOC),
                 5.200% due 12/01/2002+                                         A-1+        NR               8,300,000
   1,000,000  Venango County, Pennsylvania, Pre-refunded,
                 7.000% due 07/15/2015                                          AAA         Aaa              1,016,341
   4,765,000  York County, Pennsylvania, Industrial Development Authority,
                 Industrial Development Revenue,
                 (New Edgecomb Corporation Project), (Wells Fargo, LOC),
                 4.800% due 07/01/2009+                                         NR          Aa2              4,765,000
                                                                                                          ------------
                                                                                                            21,581,341
                                                                                                          ------------
     Rhode Island -- 1.0%
   2,800,000  Rhode Island Industrial Facilities Corporation,
                 Blackstone Valley Electric Company, (Bank of New York, LOC),
                 5.150% due 12/01/2014+                                         A-1+        NR               2,800,000
   1,000,000  Rhode Island State, Series B, Pre-refunded,
                 6.250% due 05/15/2005+                                         AA-         Aa3              1,029,520
                                                                                                          ------------
                                                                                                             3,829,520
                                                                                                          ------------
     South Carolina -- 0.8%
   3,000,000  South Carolina State Public Authority, Refunding Series A,
                 4.500% due 01/01/2001                                          AA-         Aa2              3,011,010
                                                                                                          ------------
     South Dakota -- 0.3%
   1,250,000  Sioux Fall South Dakota School District Number 49-5,
                 Capital Outlay Certificates,
                 4.000% due 07/01/2000                                          NR          Aa3              1,251,856
                                                                                                          ------------
     Tennessee -- 0.5%
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Industrial Development Board Revenue,
                 Multifamily Housing, (Arbor Crest Apartments), Series B,
                 (Wachovia, LOC),
                 5.500% due 12/01/2007+                                         NR          VMIG1            2,000,000
                                                                                                          ------------
     Texas -- 10.6%
   5,395,000  Bexar County, Texas, Health Facilities Development Company,
                 Retirement Community, Air Force, Series B, (Rabobank, LOC),
                 5.000% due 03/01/2012+                                         A-1+        NR               5,395,000
   3,450,000  Brazos Texas Harbor Industrial Development Corporation,
                 3.850% due 02/10/2000+                                         NR          A1               3,450,000
   3,485,000  Fort Worth, Texas, Independent School District, Refunding,
                 3.110% due 02/15/2000                                          AA          Aa2              3,471,448
   2,105,000  Plano, Texas, Waterworks & Sewer Systems Revenue, Refunding,
                 7.000% due 05/01/2010                                          AAA         Aaa              2,126,832
   8,800,000  Port Corpus Christi, Texas, Nueces County
                 Marine Term Revenue, (West Deutche, LOC)
                 5.000% due 09/01/2014+                                         A-1+        NR               8,800,000
   1,910,000  San Antonio Texas Electric & Gas Revenue,
                 5.100% due 02/01/2000                                          AA          Aa1              1,912,025
   2,000,000  Tarrant County,Texas, Housing Finance Corporation Revenue,
                 Multifamily Housing, (Remington Project),
                 5.500% due 02/15/2028+                                         A-1+        NR               2,000,000
              Texas State:
   3,500,000     National Research Laboratory Commission, SuperCond,
                 Pre-refunded,
                 7.000% due 04/01/2002                                          AA          Aaa              3,599,067
  10,000,000     Series A,
                 4.500% due 08/31/2000                                          SP-1+       MIG1            10,051,330
                                                                                                          ------------
                                                                                                            40,805,702
                                                                                                          ------------
     Utah -- 2.0%
   1,305,000  Alpine Utah School District, School Bond Program,
                 4.250% due 03/15/2000                                          NR          Aaa              1,307,104
   6,500,000  Intermountain Power Agency Utah Power Supply Revenue,
                 Series 1, Pre-refunded,
                 0.000% due 07/01/2015                                          AAA         Aaa              6,416,959
                                                                                                          ------------
                                                                                                             7,724,063
                                                                                                          ------------
     Vermont -- 0.5%
   2,000,000  Vermont State, Series B,
                 5.000% due 01/15/2000                                          AA          Aa2              2,001,341
                                                                                                          ------------
     Virginia -- 2.8%
   3,150,000  Arlington County Virginia Revenue, Ballston Public Parking,
                 (Citibank, N.A., LOC),
                 5.150% due 08/01/2017+                                         A-1+        NR               3,150,000
   1,640,000  Hampton, Virginia,
                 7.625% due 01/15/2000                                          AA          Aa3              1,642,708
   1,655,000  Richmond, Virginia, Redevelopment & Housing Authority,
                 Stony Point Project, (First Union, LOC),
                 5.400% due 04/01/2029+                                         A-1         NR               1,655,000
   1,570,000  Virginia Beach Virginia, Series 1993,
                 4.650% due 07/15/2000                                          AA          Aa2              1,578,591
   2,825,000  Virginia State Public School Authority, Series B,
                 6.000% due 08/01/2000                                          AAA         Aa1              2,861,013
                                                                                                          ------------
                                                                                                            10,887,312
                                                                                                          ------------
     Washington -- 2.8%
   1,625,000  Seattle, Washington, Municipality Metropolitan, Series T,
                 Pre-refunded,
                 6.800% due 01/01/2012                                          AA-         A1               1,657,500
              Washington State:
   2,950,000     Series B, Pre-refunded,
                 6.375% due 08/01/2010                                          AA+         Aa1              2,989,831
   1,000,000     Series B, Pre-refunded,
                 6.750% due 08/01/2002                                          AA+         Aa1              1,016,030
   2,100,000     Series B, Pre-refunded,
                 6.800% due 08/01/2005                                          AA+         Aa1              2,134,263
   2,100,000  Washington State Healthcare Facilities Revenue,
                 Sisters of Providence, Series D, (Rabobank Nederland, SPA),
                 4.700% due 10/01/2005+                                         A-1+        VMIG1            2,100,000
   1,000,000  Washington State Public Power Supply, Series C, Pre-refunded,
                 8.000% due 07/01/2017                                          AA+         Aa1              1,041,250
                                                                                                          ------------
                                                                                                            10,938,874
                                                                                                          ------------
     Wisconsin -- 2.4%
   3,000,000  Kenosha, Wisconsin Unified School District Number 001,
                 Tax & Revenue Anticipation Notes, Series A,
                 4.150% due 10/06/2000                                          NR          MIG1             3,008,807
              Milwaukee, Wisconsin:
   2,445,000     Series O,
                 4.750% due 06/15/2000                                          AA+         Aa1              2,458,479
   2,850,000     Corporation Purpose, Series P,
                 5.000% due 12/15/2000                                          AA+         Aa1              2,876,883
   1,000,000     Wisconsin Rural Water Construction Loan,
                 Bond Anticipation Notes, (GIC-FGIC Insured),
                 4.250% due 09/15/2000                                          NR          MIG1             1,001,318
                                                                                                          ------------
                                                                                                             9,345,487
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $368,520,409)                                                                                      368,520,409
                                                                                                          ------------
Shares
---------
SHORT-TERM INVESTMENTS -- 3.2%
  10,401,787  Dreyfus Tax-Exempt Cash Management                                                            10,401,787
   1,813,703  Valiant Fund Tax Exempt Money Market                                                           1,813,703
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,215,490)                                                                                        12,215,490
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $380,735,899*)                                                98.8%                380,735,899
OTHER ASSETS AND LIABILITIES (Net)                                                     1.2                   4,695,603
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $385,431,502
                                                                                     =====                ============

-------------
* Aggregate cost for Federal tax purposes.

+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GIC   -- Guaranteed Investment Contract
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
SBPA  -- Stand by Purchase Agreement


                      See Notes to Financial Statements.





Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                                                                                           Value
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 49.7%
     U.S. Treasury Notes -- 49.7%
 $10,000,000  5.875% due 02/15/2000                                                                       $ 10,009,594
  10,000,000  5.500% due 05/31/2000                                                                          9,995,165
   5,000,000  5.375% due 06/30/2000                                                                          4,994,682
   5,000,000  5.750% due 11/15/2000                                                                          5,001,369
                                                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $30,000,810)                                                                                        30,000,810
                                                                                                          ------------
REPURCHASE AGREEMENTS -- 49.3%
  12,725,804  Agreement with Lehman Brothers Holdings, Inc., 3.000% dated
                 12/31/1999, to be repurchased at $12,728,985 on
                 01/03/2000, collateralized by $12,880,000 U.S. Treasury
                 Note, 5.500% maturing 08/31/2001 (value $12,976,524)                                       12,725,804
   2,500,000  Agreement with Merrill Lynch and Company, Inc., 3.250% dated
                 12/31/1999, to be repurchased at $2,500,677 on
                 01/03/2000, collateralized by $2,520,000 U.S. Treasury
                 Note, 5.500% maturing 07/31/2001 (value $2,551,500)                                         2,500,000
   2,500,000  Agreement with Morgan (J.P.) and Co., Inc., 3.000% dated
                 12/31/1999, to be repurchased at $2,500,625 on
                 01/03/2000, collateralized by $2,461,000 U.S. Treasury
                 Bond, 6.750% maturing 08/15/2026 (value $2,549,990)                                         2,500,000
  12,000,000  Agreement with State Street Bank and Trust Company,
                 3.300% dated 12/31/1999, to be repurchased at
                 $12,003,300 on 01/03/2000, collateralized by
                 $10,455,000 U.S. Treasury Bond, 8.125% maturing
                 08/15/2019 (value $12,245,419)                                                             12,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $29,725,804)                                                                                        29,725,804
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $59,726,614*)                                                 99.0%                 59,726,614
OTHER ASSETS AND LIABILITIES (Net)                                                     1.0                     617,329
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 60,343,943
                                                                                     =====                ============

----------
* Aggregate cost for Federal tax purposes.

                      See Notes to Financial Statements.





The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    -----------      ---------
ASSETS:
Investments, at value See accompanying
  schedules:
    Securities  ........................   $274,694,201     $472,344,815     $48,660,772      $289,133,201     $51,543,282
    Repurchase Agreements  .............      4,865,000        5,485,000       1,629,000         2,750,000              --
                                           ------------     ------------     -----------      ------------     -----------
Total Investments  .....................    279,559,201      477,829,815      50,289,772       291,883,201      51,543,282
Cash  ..................................             --               42         299,238               412              --
Interest receivable  ...................      3,219,878        6,305,227       1,092,801         1,784,879         595,060
Receivable for investment securities
  sold  ................................         11,797               --              --            11,798              --
Receivable for Fund shares sold  .......        185,845        1,653,283          29,561         7,835,989         270,000
Unamortized organization costs  ........             --               --          12,378                --              --
Prepaid expenses and other assets  .....         28,539           38,419          23,615            28,851           2,251
                                           ------------     ------------     -----------      ------------     -----------
      Total Assets  ....................    283,005,260      485,826,786      51,747,365       301,545,130      52,410,593
                                           ------------     ------------     -----------      ------------     -----------
LIABILITIES:
Due to custodian  ......................            144               --              --                --              --
Payable for Fund shares redeemed  ......        106,547        8,951,047              --           231,378         696,874
Payable for investment securities
  purchased  ...........................             --               --         129,000                --              --
Payable upon return of securities
  loaned  ..............................     52,325,550       10,946,495              --        24,088,025              --
Dividends payable  .....................             --               --              --                --              --
Investment advisory fee payable  .......         98,719          205,299          22,134           114,895          23,075
Administration fee payable  ............         21,967           43,899           5,178            27,062           5,525
Shareholder servicing fees payable  ....          8,852           62,517               7            39,274          10,559
Distribution fees payable  .............          3,559            7,180             265             6,616             851
Transfer agent fee payable  ............         13,237           29,028           2,513            14,939           3,570
Custodian fees payable  ................         18,723           27,241          14,177            19,616           6,738
Accrued Trustees'/Directors' fees and
  expenses  ............................          1,280            2,894             292             1,568             441
Accrued expenses and other payables  ...         84,491           99,702          42,710            74,723          41,750
                                           ------------     ------------     -----------      ------------     -----------
      Total Liabilities  ...............     52,683,069       20,375,302         216,276        24,618,096         789,383
                                           ------------     ------------     -----------      ------------     -----------
NET ASSETS  ............................   $230,322,191     $465,451,484     $51,531,089      $276,927,034     $51,621,210
                                           ============     ============     ===========      ============     ===========
Investments, at cost  ..................   $292,266,208     $492,652,465     $51,933,902      $302,217,225     $54,063,682
                                           ============     ============     ===========      ============     ===========

                      See Notes to Financial Statements.



                                                       MONEY MARKET FUNDS
    --------------------------------------------       ----------------------------------------------------------------
                     Munder
    Munder           Tax-Free         Munder           Munder           Munder           Munder           Munder
    Tax-Free         Short-           Short Term       Cash             Money            Tax-Free         U.S. Treasury
    Bond             Intermediate     Treasury         Investment       Market           Money Market     Money Market
    Fund             Bond Fund        Fund             Fund             Fund             Fund             Fund
    --------         ------------     ----------       ----------       -----            ------------     -------------

    $144,595,467     $235,318,821     $33,231,513      $1,226,227,761   $ 74,086,743     $380,735,899     $30,000,810
              --               --       2,201,263          63,509,167     25,462,713               --      29,725,804
    ------------     ------------     -----------      --------------   ------------     ------------     -----------
     144,595,467      235,318,821      35,432,776       1,289,736,928     99,549,456      380,735,899      59,726,614
              --               --              --                  --             --               --              --
       2,610,998        4,000,309         271,062           8,082,814        783,709        3,254,094         310,452
              --               --              --                  --             --           15,000              --
         391,672          127,862              --           8,677,575        532,133        6,409,948         856,536
              --               --          18,288                  --             --               --              --
          26,991           30,001           1,301             107,649         48,116           21,452          14,027
    ------------     ------------     -----------      --------------   ------------     ------------     -----------
     147,625,128      239,476,993      35,723,427       1,306,604,966    100,913,414      390,436,393      60,907,629
    ------------     ------------     -----------      --------------   ------------     ------------     -----------

              --               --              --                  --             --               --              --
         463,478          537,078             120           2,995,633      1,366,745        2,337,268         330,173
              --               --              --                  --             --        1,531,594              --
              --               --       6,417,445                  --             --               --              --
              --               --              --           5,277,607         31,037          804,778         164,543
          64,856          103,310           6,198             403,123         31,104          112,538          19,837
          14,956           23,818           3,000             134,651          9,858           36,546           6,371
          31,470           48,585              --             117,389             --           29,756           3,020
           1,743            2,473              --              29,875         26,998           16,968           3,227
           6,955           15,679           2,203                  --          3,954           15,456           2,868
          12,004           17,543           5,459              71,206         19,468           27,899           9,322
             844            1,334             159               8,371          1,160            2,252             519
          31,084           65,424           1,020              87,419          9,866           89,836          23,806
    ------------     ------------     -----------      --------------   ------------     ------------     -----------
         627,390          815,244       6,435,604           9,125,274      1,500,190        5,004,891         563,686
    ------------     ------------     -----------      --------------   ------------     ------------     -----------
    $146,997,738     $238,661,749     $29,287,823      $1,297,479,692   $ 99,413,224     $385,431,502     $60,343,943
    ============     ============     ===========      ==============   ============     ============     ===========
    $148,889,126     $236,983,967     $35,741,905      $1,289,736,928   $ 99,549,456     $380,735,899     $59,726,614
    ============     ============     ===========      ==============   ============     ============     ===========




The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  .......................   $     21,983     $     13,388     $  (357,020)     $   (322,214)    $    (9,366)
Accumulated net realized gain/(loss) on
  investments sold  ....................     (5,921,773)     (25,961,179)        463,595          (568,099)       (620,524)
Net unrealized depreciation of
  investments and foreign currency
  transactions  ........................    (12,707,007)     (14,822,650)     (1,665,300)      (10,334,024)     (2,520,401)
Par value  .............................         25,007           51,387          53,508            28,509           5,598
Paid-in capital in excess of par value      248,903,981      506,170,538      53,036,306       288,122,862      54,765,903
                                           ------------     ------------     -----------      ------------     -----------
                                           $230,322,191     $465,451,484     $51,531,089      $276,927,034     $51,621,210
                                           ============     ============     ===========      ============     ===========
NET ASSETS:
Class A Shares  ........................   $  2,335,733     $  9,691,491     $   377,427      $  6,027,449     $ 1,358,775
                                           ============     ============     ===========      ============     ===========
Class B Shares  ........................   $  3,314,278     $  6,703,701     $   141,492      $  6,031,642     $   467,000
                                           ============     ============     ===========      ============     ===========
Class C Shares  ........................   $    513,287     $    914,271     $    74,269      $  1,781,300     $   183,683
                                           ============     ============     ===========      ============     ===========
Class K Shares (a)  ....................   $ 44,746,243     $289,931,042     $    33,682      $184,132,270     $48,337,064
                                           ============     ============     ===========      ============     ===========
Class Y Shares  ........................   $179,412,650     $158,210,979     $50,904,219      $ 78,954,373     $ 1,274,688
                                           ============     ============     ===========      ============     ===========
SHARES OUTSTANDING:
Class A Shares  ........................        253,676        1,068,557          39,330           620,841         147,533
                                           ============     ============     ===========      ============     ===========
Class B Shares  ........................        360,023          740,777          14,782           620,996          50,544
                                           ============     ============     ===========      ============     ===========
Class C Shares  ........................         55,493          100,957           7,709           183,619          19,904
                                           ============     ============     ===========      ============     ===========
Class K Shares (a)  ....................      4,858,846       32,012,303           3,505        18,954,257       5,241,883
                                           ============     ============     ===========      ============     ===========
Class Y Shares  ........................     19,478,727       17,464,171       5,285,515         8,129,107         138,143
                                           ============     ============     ===========      ============     ===========
CLASS A SHARES:
Net asset value and redemption price
  per share  ...........................         $ 9.21           $ 9.07          $ 9.60            $ 9.71          $ 9.21
                                                 ======           ======          ======            ======          ======
Maximum sales charge  ..................           4.00%            4.00%           4.00%             4.00%           4.00%
Maximum offering price per share  ......         $ 9.59           $ 9.45          $10.00            $10.11          $ 9.59
                                                 ======           ======          ======            ======          ======
CLASS B SHARES:
Net asset value and offering price per
  share*  ..............................         $ 9.21           $ 9.05          $ 9.57            $ 9.71          $ 9.24
                                                 ======           ======          ======            ======          ======
CLASS C SHARES:
Net asset value and offering price per
  share*  ..............................         $ 9.25           $ 9.06          $ 9.63            $ 9.70          $ 9.23
                                                 ======           ======          ======            ======          ======
CLASS K SHARES(a):
Net asset value, offering price and
  redemption price per share  ..........         $ 9.21           $ 9.06          $ 9.61            $ 9.71          $ 9.22
                                                 ======           ======          ======            ======          ======
CLASS Y SHARES:
Net asset value, offering price and
  redemption price per share  ..........         $ 9.21           $ 9.06          $ 9.63            $ 9.71          $ 9.23
                                                 ======           ======          ======            ======          ======

----------------
 * Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund.

                      See Notes to Financial Statements.




                                                          MONEY MARKET FUNDS
    ----------------------------------------------        -------------------------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder            Munder            Munder
    Tax-Free          Short-            Short Term        Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Treasury          Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund              Fund
    --------          ------------      ----------        ----------        ------            ------------      -------------
    $    (23,860)     $    (38,709)     $    (4,145)                  --             --                 --               --

        (667,316)          164,588          (34,455)              (4,951)            16           (141,028)          41,582

      (4,293,659)       (1,665,146)        (309,129)                  --             --                 --               --
          15,333            23,802           29,759            1,297,482        994,142            385,529           60,302
     151,967,240       240,177,214       29,605,793        1,296,187,161     98,419,066        385,187,001       60,242,059
    ------------      ------------      -----------       --------------    -----------       ------------      -----------
    $146,997,738      $238,661,749      $29,287,823       $1,297,479,692    $99,413,224       $385,431,502      $60,343,943
    ============      ============      ===========       ==============    ===========       ============      ===========

    $  2,112,924      $  5,491,041               --       $  142,343,221    $23,373,902       $ 80,168,383      $11,914,457
    ============      ============      ===========       ==============    ===========       ============      ===========
    $  1,506,984      $  1,105,097               --                   --    $25,518,101                 --               --
    ============      ============      ===========       ==============    ===========       ============      ===========
    $    132,362      $    290,731               --                   --    $ 7,252,436                 --               --
    ============      ============      ===========       ==============    ===========       ============      ===========
    $140,703,062      $225,700,671      $   102,052       $  902,150,420             --       $282,826,429      $22,659,989
    ============      ============      ===========       ==============    ===========       ============      ===========
    $  2,542,406      $  6,074,209      $29,185,771       $  252,986,051    $43,268,785       $ 22,436,690      $25,769,497
    ============      ============      ===========       ==============    ===========       ============      ===========

         220,487           547,561               --          142,349,939     23,380,722         80,151,658       11,916,365
    ============      ============      ===========       ==============    ===========       ============      ===========
         157,437           110,338               --                   --     25,522,477                 --               --
    ============      ============      ===========       ==============    ===========       ============      ===========
          13,801            28,839               --                   --      7,252,418                 --               --
    ============      ============      ===========       ==============    ===========       ============      ===========
      14,676,005        22,509,771           10,355          902,150,839             --        282,929,924       22,641,868
    ============      ============      ===========       ==============    ===========       ============      ===========
         265,352           605,453        2,965,541          252,981,427     43,258,543         22,447,358       25,744,128
    ============      ============      ===========       ==============    ===========       ============      ===========

          $ 9.58            $10.03              N/A               $ 1.00         $ 1.00             $ 1.00           $ 1.00
          ======            ======           ======               ======         ======             ======           ======
            4.00%             4.00%              --                   --             --                 --               --
          $ 9.98            $10.45              N/A               $ 1.00         $ 1.00             $ 1.00           $ 1.00
          ======            ======           ======               ======         ======             ======           ======

          $ 9.57            $10.02              N/A                  N/A         $ 1.00                N/A              N/A
          ======            ======           ======               ======         ======             ======           ======

          $ 9.59            $10.08              N/A                  N/A         $ 1.00                N/A              N/A
          ======            ======           ======               ======         ======             ======           ======

          $ 9.59            $10.03           $ 9.86               $ 1.00            N/A             $ 1.00           $ 1.00
          ======            ======           ======               ======         ======             ======           ======

          $ 9.58            $10.03           $ 9.84               $ 1.00         $ 1.00             $ 1.00           $ 1.00
          ======            ======           ======               ======         ======             ======           ======





The Munder Funds
  Statements of Operations, Period Ended December 31, 1999 (Unaudited)


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    -----------      ---------
INVESTMENT INCOME:
Interest (Net of foreign withholding
  taxes of $3,865 for the Munder
  International Bond Fund)  ............   $ 8,413,451      $ 16,390,876     $1,078,199       $ 9,819,193      $ 1,580,247
Other  .................................        35,480            35,696            245            13,576               --
                                           -----------      ------------     ----------       -----------      -----------
Total investment income  ...............     8,448,931        16,426,572      1,078,444         9,832,769        1,580,247
                                           -----------      ------------     ----------       -----------      -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
   Class A Shares  .....................         3,216            12,605            462             7,113            1,892
   Class B Shares  .....................        15,037            21,468            679            22,472            2,632
   Class C Shares  .....................         2,410             3,661            382             6,219              629
Shareholder servicing fees:
   Class K Shares (a)  .................        62,058           394,991             42           248,930           73,590
Investment advisory fee  ...............       617,026         1,282,473        132,262           708,963          156,088
Administration fee  ....................       128,232           266,157         27,477           147,351           32,466
Transfer agent fee  ....................        49,543           105,128         10,267            57,254           13,294
Custodian fees  ........................        37,875            68,850         27,546            39,052           19,102
Legal and audit fees  ..................         9,776            20,956          2,029            11,317            2,588
Trustees'/Directors' fees and expenses           4,762            10,057            972             5,459            1,237
Amortization of organization costs  ....            --                --          2,895                --               --
Registration and filing fees  ..........        14,981            19,999         15,132            14,928            1,749
Other  .................................        60,193            74,538         23,575            52,722           14,215
                                           -----------      ------------     ----------       -----------      -----------
         Total Expenses  ...............     1,005,109         2,280,883        243,720         1,321,780          319,482
                                           -----------      ------------     ----------       -----------      -----------
NET INVESTMENT INCOME  .................     7,443,822        14,145,689        834,724         8,510,989        1,260,765
                                           -----------      ------------     ----------       -----------      -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
  ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  ..............    (3,816,481)       (5,219,821)       513,928          (554,720)        (609,766)
   Foreign currency transactions  ......            --                --        (38,812)               --               --
Net change in unrealized appreciation/
  (depreciation) of:
     Securities  .......................    (4,648,858)       (4,947,459)       620,949        (7,625,242)      (1,932,184)
     Foreign currency and net other
       assets  .........................            --                --         17,918                --               --
                                           -----------      ------------     ----------       -----------      -----------
Net realized and unrealized gain/(loss)
  on investments  ......................    (8,465,339)      (10,167,280)     1,113,983        (8,179,962)      (2,541,950)
                                           -----------      ------------     ----------       -----------      -----------
NET INCREASE/(DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS  ...........   $ (1,021,517)    $  3,978,409     $1,948,707       $   331,027      $(1,281,185)
                                           ============     ============     ==========       ===========      ===========

----------------
(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund.

                      See Notes to Financial Statements.




                                                          MONEY MARKET FUNDS
    ----------------------------------------------        -------------------------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder            Munder            Munder
    Tax-Free          Short-            Short Term        Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Treasury          Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund              Fund
    --------          ------------      ----------        ----------        ------            ------------      -------------
    $ 4,254,069       $ 6,122,544       $ 734,461         $39,544,185       $3,633,060        $6,526,462        $1,676,840
             --                --           4,304                  --               --                --                --
    -----------       -----------       ---------         -----------       ----------        ----------        ----------
      4,254,069         6,122,544         738,765          39,544,185        3,633,060         6,526,462         1,676,840
    -----------       -----------       ---------         -----------       ----------        ----------        ----------

          2,655             6,531              --             172,963           32,488            94,945            18,516
          4,592             6,299              --                  --           77,431                --                --
            856               594              --                  --           21,503                --                --

        199,986           312,070              --             732,632               --           208,299            16,984
        414,941           657,137          35,747           2,507,074          272,055           660,749           116,014
         86,268           136,610          14,920             743,898           71,041           196,126            34,127
         36,871            54,500           6,029             322,482           37,250            71,508            15,583
         30,756            41,945           8,193             155,110           22,633            47,342            15,346
          7,001            10,946           1,304              52,189            6,671            13,921             3,042
          3,374             5,288             611              24,916            3,106             6,640             1,345
             --                --           3,916                  --               --                --                --
         12,867            16,456           1,600              38,289           26,138            13,376             7,223
         15,868            36,883           4,044              38,425               --            63,153             8,888
    -----------       -----------       ---------         -----------       ----------        ----------        ----------
        816,035         1,285,259          76,364           4,787,978          570,316         1,376,059           237,068
    -----------       -----------       ---------         -----------       ----------        ----------        ----------
      3,438,034         4,837,285         662,401          34,756,207        3,062,744         5,150,403         1,439,772
    -----------       -----------       ---------         -----------       ----------        ----------        ----------

       (667,689)          370,049         (34,322)                 --              (83)           (8,084)               --
             --                --              --                  --               --                --                --

     (5,086,386)       (3,603,820)       (121,359)                 --               --                --                --
             --                --              --                  --               --                --                --
    -----------       -----------       ---------         -----------       ----------        ----------        ----------
     (5,754,075)       (3,233,771)       (155,681)                 --              (83)           (8,084)               --
    -----------       -----------       ---------         -----------       ----------        ----------        ----------

    $(2,316,041)      $ 1,603,514       $ 506,720         $34,756,207       $3,062,661        $5,142,319        $1,439,772
    ===========       ===========       =========         ===========       ==========        ==========        ==========




The Munder Funds
  Statements of Changes in Net Assets, Period Ended December 31, 1999
  (Unaudited)


                                                INCOME FUNDS
                                                -------------------------------------------------------------------------
                                                                Munder          Munder          Munder U.S.     Munder
                                                Munder          Intermediate    International   Government      Michigan
                                                Bond            Bond            Bond            Income          Tax-Free
                                                Fund            Fund            Fund            Fund            Bond Fund
                                                ------          ------------    -------------   -----------     ---------
Net investment income  ......................   $  7,443,822    $ 14,145,689    $   834,724     $  8,510,989    $  1,260,765
Net realized gain/(loss) on investments sold      (3,816,481)     (5,219,821)       475,116         (554,720)       (609,766)
Net change in unrealized
  appreciation/(depreciation) of investments      (4,648,858)     (4,947,459)       638,867       (7,625,242)     (1,932,184)
                                                ------------    ------------    ------------    -------------   -------------
Net increase/(decrease) in net assets
  resulting from operations  ................     (1,021,517)      3,978,409      1,948,707          331,027      (1,281,185)
Dividends to shareholders from net
  investment income:
  Class A Shares  ...........................        (81,002)       (287,876)       (18,709)        (187,681)        (30,826)
  Class B Shares  ...........................        (85,310)       (118,013)        (6,250)        (131,763)         (9,160)
  Class C Shares  ...........................        (12,916)        (19,670)        (3,487)         (36,937)         (2,303)
  Class K Shares (a)  .......................     (1,562,464)     (9,163,388)        (1,754)      (6,452,228)     (1,249,739)
  Class Y Shares  ...........................     (6,271,906)     (5,477,695)    (2,663,378)      (2,471,016)        (31,667)
Distributions to shareholders from net
  realized gains:
  Class A Shares  ...........................        (16,458)             --             --             (248)             --
  Class B Shares  ...........................        (18,891)             --             --             (209)             --
  Class C Shares  ...........................         (3,023)             --             --              (59)             --
  Class K Shares (a)  .......................       (297,938)             --             --           (7,580)             --
  Class Y Shares  ...........................     (1,136,861)             --             --           (2,921)             --
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares  ...........................        (68,419)       (393,295)        23,694        1,718,782      (1,025,931)
  Class B Shares  ...........................        843,878       3,037,398          5,021        1,488,783        (136,463)
  Class C Shares  ...........................        101,845         324,219            408          632,138          74,365
  Class K Shares (a)  .......................     (4,590,066)    (42,834,424)         7,407      (22,945,168)    (13,279,382)
  Class Y Shares  ...........................    (13,231,528)    (31,292,236)       446,454        7,964,471        (179,781)
                                                ------------    ------------    ------------    -------------   -------------
Net increase/(decrease) in net assets  ......    (27,452,576)    (82,246,571)      (261,887)     (20,100,609)    (17,152,072)
NET ASSETS:
Beginning of period  ........................    257,774,767     547,698,055     51,792,976      297,027,643      68,773,282
                                                ------------    ------------    ------------    -------------   -------------
End of period  ..............................   $230,322,191    $465,451,484    $51,531,089     $276,927,034    $ 51,621,210
                                                ============    ============    ===========     ============    ============
Undistributed net investment income/(loss) ..   $     21,983    $     13,388    $   (357,020)   $    (322,214)  $      (9,366)
                                                ============    ============    ===========     ============    ============

----------------
(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund.

                      See Notes to Financial Statements.




                                                          MONEY MARKET FUNDS
    ----------------------------------------------        -------------------------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder            Munder            Munder
    Tax-Free          Short-            Short Term        Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Treasury          Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund              Fund
    --------          ------------      ----------        ----------        ------            ------------      -------------
    $  3,438,034      $  4,837,285      $   662,401       $   34,756,207    $  3,062,744      $  5,150,403      $  1,439,772
        (667,689)          370,049          (34,322)                  --             (83)           (8,084)               --

      (5,086,386)       (3,603,820)        (121,359)                  --              --                --                --
    ------------      ------------      -----------       --------------    ------------      ------------      ------------

      (2,316,041)        1,603,514          506,720           34,756,207       3,062,661         5,142,319         1,439,772

         (45,805)         (101,908)              --           (3,290,481)       (587,887)       (1,009,080)         (317,255)
         (17,408)          (19,767)              --                   --        (295,459)               --                --
          (3,020)           (2,138)              --                   --         (81,849)               --                --
      (3,466,535)       (4,813,916)          (2,345)         (23,587,838)             --        (3,798,616)         (490,279)
         (64,274)         (135,344)        (695,852)          (7,877,888)     (2,097,549)         (342,707)         (632,238)

         (15,960)          (24,533)              --                   --              --                --                --
          (6,652)           (6,322)              --                   --              --                --                --
          (2,012)             (515)              --                   --              --                --                --
      (1,280,935)       (1,268,135)            (313)                  --              --                --                --
         (22,655)          (31,956)         (83,301)                  --              --                --                --

        (130,549)          (56,816)              --            6,645,150       5,916,589        12,323,442       (15,122,363)
         790,260          (155,376)              --                   --      15,389,139                --                --
        (277,901)          142,285               --                   --       4,928,618                --                --
     (26,188,056)      (38,687,547)           2,658           32,439,722              --        (6,703,222)          881,520
        (161,698)         (901,932)      (1,884,955)        (105,144,564)    (96,129,251)          646,322        (8,199,937)
    ------------      ------------      -----------       --------------    ------------      ------------      ------------
     (33,209,241)      (44,460,406)      (2,157,388)         (66,059,692)    (69,894,988)        6,258,458       (22,440,780)

     180,206,979       283,122,155       31,445,211        1,363,539,384     169,308,212       379,173,044        82,784,723
    ------------      ------------      -----------       --------------    ------------      ------------      ------------
    $146,997,738      $238,661,749      $29,287,823       $1,297,479,692    $ 99,413,224      $385,431,502      $ 60,343,943
    ============      ============      ===========       ==============    ============      ============      ============
    $    (23,860)     $    (38,709)     $    (4,145)      $          --     $        --       $        --       $        --
    ============      ============      ===========       ==============    ============      ============      ============




The Munder Funds
  Statements of Changes in Net Assets, Year Ended June 30, 1999


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
Net investment income  .................   $ 15,805,008     $ 31,114,588     $ 1,756,534      $ 17,445,233     $ 2,679,295
Net realized gain/(loss) on investments
  sold  ................................        113,541         (638,020)        869,858          (332,111)        363,391
Net change in unrealized
  appreciation/(depreciation) of
  investments  .........................    (10,652,037)     (13,474,110)       (617,503)      (10,742,077)     (2,577,732)
                                           ------------     ------------     -----------      ------------     -----------
Net increase in net assets resulting
  from operations  .....................      5,266,512       17,002,458       2,008,889         6,371,045         464,954
Dividends to shareholders from net
 investment income:
  Class A Shares  ......................       (110,890)        (467,224)         (5,912)         (213,866)        (84,644)
  Class B Shares  ......................        (76,952)        (104,235)         (1,778)         (169,414)        (20,266)
  Class C Shares  ......................        (13,121)         (10,373)            (43)          (33,137)         (7,361)
  Class K Shares (a)  ..................     (2,596,504)     (18,796,958)         (1,327)      (11,734,377)     (2,518,676)
  Class Y Shares  ......................    (12,260,301)     (11,485,716)     (1,019,898)       (4,114,959)        (43,650)
Distributions to shareholders from net
 realized gains:
  Class A Shares  ......................             --               --          (4,410)           (4,336)        (29,157)
  Class B Shares  ......................             --               --          (1,957)           (4,239)        (10,432)
  Class C Shares  ......................             --               --             (50)             (976)         (3,824)
  Class K Shares (a)  ..................             --               --          (1,083)         (254,250)     (1,053,829)
  Class Y Shares  ......................             --               --        (732,896)          (84,482)        (15,888)
Distributions in excess of net realized
 capital gains:
  Class A Shares  ......................             --               --              --            (1,949)             --
  Class B Shares  ......................             --               --              --            (1,905)             --
  Class C Shares  ......................             --               --              --              (439)             --
  Class K Shares (a)  ..................             --               --              --          (114,252)             --
  Class Y Shares  ......................             --               --              --           (37,964)             --
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares  ......................      1,082,357        3,155,208         204,393         2,106,533         717,704
  Class B Shares  ......................      2,032,030        3,287,122          32,380         3,922,510          24,599
  Class C Shares  ......................        386,963          552,291          52,731         1,142,790          40,325
  Class K Shares (a)  ..................     10,118,927       (7,527,036)        (53,407)        1,090,361       9,613,181
  Class Y Shares  ......................    (13,039,842)     (28,657,896)      1,107,190         4,931,332         553,700
                                           ------------     ------------     -----------      ------------     -----------
Net increase/(decrease) in net assets ..     (9,210,821)     (43,052,359)      1,582,822         2,794,026       7,626,736
NET ASSETS:
Beginning of period  ...................    266,985,588      590,750,414      50,210,154       294,233,617      61,146,546
                                           ------------     ------------     -----------      ------------     -----------
End of period  .........................   $257,774,767     $547,698,055     $51,792,976      $297,027,643     $68,773,282
                                           ============     ============     ===========      ============     ===========
Undistributed net investment income  ...   $    591,759     $    934,341     $ 1,501,834      $    446,422     $    53,564
                                           ============     ============     ===========      ============     ===========

----------------
(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund.

                      See Notes to Financial Statements.




                                                          MONEY MARKET FUNDS
    ----------------------------------------------        -------------------------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder            Munder            Munder
    Tax-Free          Short-            Short Term        Cash              Money             Tax-Free          U.S. Treasury
    Bond              Intermediate      Treasury          Investment        Market            Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund              Fund              Fund
    --------          ------------      ----------        ----------        ------            ------------      -------------
    $  7,648,203      $ 10,994,745      $ 1,903,438       $   59,625,542    $  5,745,564      $  8,687,533      $  4,091,365
       4,151,537         2,619,695          248,506                   --            (204)            2,388                --

      (9,789,711)       (6,462,466)        (273,552)                  --              --                --                --
    ------------      ------------      -----------       --------------    ------------      ------------      ------------
       2,010,029         7,151,974        1,878,392           59,625,542       5,745,360         8,689,921         4,091,365

         (97,210)         (232,599)              --           (5,702,448)       (787,647)       (1,771,500)         (462,365)
         (23,614)          (28,549)              --                   --        (166,881)               --                --
          (2,137)           (1,046)              --                   --         (55,291)               --                --
      (7,417,078)      (10,424,146)         (21,125)         (38,263,538)             --        (6,347,694)       (2,092,400)
        (144,808)         (337,854)      (1,912,323)         (15,659,556)     (4,735,745)         (568,339)       (1,536,600)

         (93,983)          (57,554)              --                   --              --                --                --
         (25,703)           (9,614)              --                   --              --                --                --
          (1,675)             (136)              --                   --              --                --                --
      (6,883,736)       (2,598,200)          (4,236)                  --              --                --                --
        (114,516)          (78,091)        (312,735)                  --              --                --                --

              --                --               --                   --              --                --                --
              --                --               --                   --              --                --                --
              --                --               --                   --              --                --                --
              --                --               --                   --              --                --                --
              --                --               --                   --              --                --                --

           1,759          (822,519)              --            2,045,869       2,715,307        (4,164,201)       18,394,886
         334,729           855,361               --                   --       9,475,555                --                --
         383,951           155,186               --                   --       2,322,947                --                --
      (7,856,749)      (20,332,001)        (547,390)         196,865,078              --        83,938,192       (19,470,068)
      (1,103,133)       (2,156,522)      (6,749,184)          30,706,000      70,697,768         1,392,428        (3,469,552)
    ------------      ------------      -----------       --------------    ------------      ------------      ------------
     (21,033,874)      (28,916,310)      (7,668,601)         229,616,947      85,211,373        81,168,807        (4,544,734)

     201,240,853       312,038,465       39,113,812        1,133,922,437      84,096,839       298,004,237        87,329,457
    ------------      ------------      -----------       --------------    ------------      ------------      ------------
    $180,206,979      $283,122,155      $31,445,211       $1,363,539,384    $169,308,212      $379,173,044      $ 82,784,723
    ============      ============      ===========       ==============    ============      ============      ============
    $    135,148      $    197,079      $    31,651       $           --    $         --      $         --      $         --
    ============      ============      ===========       ==============    ============      ============      ============




         The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31,
  1999 (Unaudited)

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
Amount
Class A Shares:
Sold  ..................................   $    754,694     $ 17,057,494     $    21,102      $ 18,010,522     $    413,330
Issued as reinvestment of dividends  ...         72,807          228,348          14,944           101,346           24,448
Redeemed  ..............................       (895,920)     (17,679,137)        (12,352)      (16,393,086)      (1,463,709)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $    (68,419)    $   (393,295)    $    23,694      $  1,718,782     $ (1,025,931)
                                           ============     ============     ===========      ============     ============
Class B Shares:
Sold  ..................................   $  2,767,579     $  6,382,664     $    15,838      $  5,174,038     $    161,132
Issued as reinvestment of dividends  ...         37,639           58,323             164            31,890            6,248
Redeemed  ..............................     (1,961,340)      (3,403,589)        (10,981)       (3,717,145)        (303,843)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $    843,878     $  3,037,398     $     5,021      $  1,488,783     $   (136,463)
                                           ============     ============     ===========      ============     ============
Class C Shares:
Sold  ..................................   $    436,456     $  2,085,227     $   148,034      $  1,959,335     $    116,675
Issued as reinvestment  ................          3,822            4,814              41            24,642               34
Redeemed  ..............................       (338,433)      (1,765,822)       (147,667)       (1,351,839)         (42,344)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $    101,845     $    324,219     $       408      $    632,138     $     74,365
                                           ============     ============     ===========      ============     ============
Class K Shares (a):
Sold  ..................................   $  6,308,594     $ 20,616,757     $    37,076      $ 15,728,331     $  9,027,428
Issued as reinvestment  ................          2,785            8,921              --             2,297                2
Redeemed  ..............................    (10,901,445)     (63,460,102)        (29,669)      (38,675,796)     (22,306,812)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $ (4,590,066)    $(42,834,424)    $     7,407      $(22,945,168)    $(13,279,382)
                                           ============     ============     ===========      ============     ============
Class Y Shares:
Sold  ..................................   $ 15,283,845     $ 14,006,863     $ 1,678,759      $ 12,262,838     $      4,030
Issued as reinvestment  ................         84,548           96,063       1,058,142            13,326            8,586
Redeemed  ..............................    (28,599,921)     (45,395,162)     (2,290,447)       (4,311,693)        (192,397)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $(13,231,528)    $(31,292,236)    $   446,454      $  7,964,471     $   (179,781)
                                           ============     ============     ===========      ============     ============

----------------
(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund.


                      See Notes to Financial Statements.

    ----------------------------------------------
                      Munder
    Munder            Tax-Free          Munder
    Tax-Free          Short-            Short Term
    Bond              Intermediate      Treasury
    Fund              Bond Fund         Fund
    --------          ------------      ----------

    $  1,007,412      $  1,990,056      $         --
          22,386            66,920                --
      (1,160,347)       (2,113,792)               --
    ------------      ------------      ------------
    $   (130,549)     $    (56,816)     $         --
    ============      ============      ============

    $  1,218,117      $    620,026      $         --
           6,238             1,973                --
        (434,095)         (777,375)               --
    ------------      ------------      ------------
    $    790,260      $   (155,376)     $         --
    ============      ============      ============

    $    144,546      $    367,471      $         --
           3,918             1,376                --
        (426,365)         (226,562)               --
    ------------      ------------      ------------
    $   (277,901)     $    142,285      $         --
    ============      ============      ============

    $ 12,174,738      $  9,901,806      $         --
           2,437             4,767             2,658
     (38,365,231)      (48,594,120)               --
    ------------      ------------      ------------
    $(26,188,056)     $(38,687,547)     $      2,658
    ============      ============      ============

    $    529,710      $    960,020      $  7,687,455
           3,900             1,319           653,637
        (695,308)       (1,863,271)      (10,226,047)
    ------------      ------------      ------------
    $   (161,698)     $   (901,932)     $ (1,884,955)
    ============      ============      ============




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
Shares
Class A Shares:
Sold  ..................................       79,675        1,852,841          2,173          1,805,082           44,238
Issued as reinvestment  ................        7,734           24,891          1,536             10,281            2,595
Redeemed  ..............................      (95,267)      (1,918,868)        (1,259)        (1,644,966)        (155,013)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............       (7,858)         (41,136)         2,450            170,397         (108,180)
                                           ==========       ==========       ========         ==========       ==========
Class B Shares:
Sold  ..................................      292,861          696,760          1,630            525,562           17,050
Issued as reinvestment  ................        4,014            6,379             17              3,238              664
Redeemed  ..............................     (208,434)        (370,745)        (1,103)          (375,463)         (31,960)
                                           ----------       ----------         ------            -------          -------
Net increase/(decrease)  ...............       88,441          332,394            544            153,337          (14,246)
                                           ==========       ==========       ========         ==========       ==========
Class C Shares:
Sold  ..................................       46,262          227,271         15,385            199,205           12,455
Issued as reinvestment  ................          404              526              4              2,506                4
Redeemed  ..............................      (35,826)        (192,436)       (15,341)          (136,518)          (4,526)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............       10,840           35,361             48             65,193            7,933
                                           ==========       ==========       ========         ==========       ==========
Class K Shares (a):
Sold  ..................................      665,694        2,246,652          3,723          1,588,527          960,272
Issued as reinvestment  ................          296              975             --                233               --
Redeemed  ..............................   (1,158,325)      (6,912,922)        (3,018)        (3,899,781)      (2,380,328)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............     (492,335)      (4,665,295)           705         (2,311,021)      (1,420,056)
                                           ==========       ==========       ========         ==========       ==========
Class Y Shares:
Sold  ..................................    1,623,794        1,524,482        171,862          1,253,735              422
Issued as reinvestment of dividends  ...        9,058           10,487        108,433              1,352              912
Redeemed  ..............................   (3,024,891)      (4,951,422)      (232,232)          (434,776)         (20,483)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease) ................   (1,392,039)      (3,416,453)        48,063            820,311          (19,149)
                                           ==========       ==========       ========         ==========       ==========

----------------
(a) Michigan Municipal Shares for the Munder Short Term Treasury Fund


                      See Notes to Financial Statements.

    ----------------------------------------------
                      Munder
    Munder            Tax-Free          Munder
    Tax-Free          Short-            Short-Term
    Bond              Intermediate      Treasury
    Fund              Bond Fund         Fund
    --------          ------------      ----------
       103,469           196,663                --
         2,294             6,611                --
      (118,424)         (207,668)               --
    ----------        ----------        ----------
       (12,661)           (4,394)               --
    ==========        ==========        ==========

       124,972            60,967                --
           639               195                --
       (44,338)          (76,708)               --
    ----------        ----------        ----------
        81,273           (15,546)               --
    ==========        ==========        ==========

        14,625            36,028                --
           400               135                --
       (43,024)          (22,121)               --
    ----------        ----------        ----------
       (27,999)           14,042                --
    ==========        ==========        ==========

     1,248,091           972,822                --
           250               471               269
    (3,911,568)       (4,779,656)               --
    ----------        ----------        ----------
    (2,663,227)       (3,806,363)              269
    ==========        ==========        ==========

        53,463            94,407           773,020
           399               130            66,063
       (70,602)         (182,989)       (1,026,856)
    ----------        ----------        ----------
       (16,740)          (88,452)         (187,773)
    ==========        ==========        ==========




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           -------------------------------------------------------------------
                                           Munder            Munder            Munder            Munder
                                           Cash              Money             Tax-Free          U.S. Treasury
                                           Investment        Market            Money Market      Money Market
                                           Fund              Fund              Fund              Fund
                                           ----------        ------            ------------      -------------
Class A Shares:
Sold  ..................................   $ 539,582,640     $ 584,149,486     $  57,489,993     $ 46,850,908
Issued as reinvestment of dividends  ...       3,084,379           338,517         1,002,526          294,943
Redeemed  ..............................    (536,021,869)     (578,571,414)      (46,169,077)     (62,268,214)
                                           -------------     -------------     -------------     ------------
Net increase/(decrease)  ...............   $   6,645,150     $   5,916,589     $  12,323,442     $(15,122,363)
                                           =============     =============     =============     ============
Class B Shares:
Sold  ..................................                     $  41,259,390
Issued as reinvestment of dividends  ...                           248,233
Redeemed  ..............................                       (26,118,484)
                                                             -------------
Net increase  ..........................                     $  15,389,139
                                                             =============
Class C Shares:
Sold  ..................................                     $  21,249,476
Issued as reinvestment  ................                            70,943
Redeemed  ..............................                       (16,391,801)
                                                             -------------
Net increase  ..........................                     $   4,928,618
                                                             =============
Class K Shares:
Sold  ..................................   $ 530,060,733                       $ 143,056,587     $ 28,372,092
Issued as reinvestment  ................           5,024                               1,860                2
Redeemed  ..............................    (497,626,035)                       (149,761,669)     (27,490,574)
                                           -------------                       -------------     ------------
Net increase/(decrease)  ...............   $  32,439,722                       $  (6,703,222)    $    881,520
                                           =============                       =============     ============
Class Y Shares:
Sold  ..................................   $ 283,297,324     $  48,870,411     $  31,287,824     $ 23,578,444
Issued as reinvestment  ................          67,978         2,086,147            21,820          174,526
Redeemed  ..............................    (388,509,866)     (147,085,809)      (30,663,322)     (31,952,907)
                                           -------------     -------------     -------------     ------------
Net increase/(decrease)  ...............   $(105,144,564)    $ (96,129,251)    $     646,322     $ (8,199,937)
                                           =============     =============     =============     ============




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
Amount
Class A Shares:
Sold  ..................................   $  2,106,920     $ 30,380,505     $ 1,205,890      $ 14,807,969     $  2,571,027
Issued as reinvestment of dividends  ...         79,742          351,589          10,601           115,866           43,931
Redeemed  ..............................     (1,104,305)     (27,576,886)     (1,012,098)      (12,817,302)      (1,897,254)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $  1,082,357     $  3,155,208     $   204,393      $  2,106,533     $    717,704
                                           ============     ============     ===========      ============     ============
Class B Shares:
Sold  ..................................   $  4,553,570     $  6,654,765     $    68,173      $  9,678,927     $    216,428
Issued as reinvestment of dividends  ...         16,294           37,461             243            17,266           24,024
Redeemed  ..............................     (2,537,834)      (3,405,104)        (36,036)       (5,773,683)        (215,853)
                                           ------------     ------------     -----------      ------------     ------------
Net increase  ..........................   $  2,032,030     $  3,287,122     $    32,380      $  3,922,510     $     24,599
                                           ============     ============     ===========      ============     ============
Class C Shares:
Sold  ..................................   $    718,929     $  2,174,048     $   112,666      $  2,089,267     $    355,873
Issued as reinvestment of dividends ....          2,201            3,281              92            10,851            2,926
Redeemed  ..............................       (334,167)      (1,625,038)        (60,027)         (957,328)        (318,474)
                                           ------------     ------------     -----------      ------------     ------------
Net increase  ..........................   $    386,963     $    552,291     $    52,731      $  1,142,790     $     40,325
                                           ============     ============     ===========      ============     ============
Class K Shares (b):
Sold  ..................................   $ 20,031,702     $ 57,610,345     $     8,061      $ 37,500,971     $ 22,921,774
Issued as reinvestment of dividends  ...          4,085           17,103              --             2,136               --
Redeemed  ..............................     (9,916,860)     (65,154,484)        (61,468)      (36,412,746)     (13,308,593)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $ 10,118,927     $  (7,527,036)   $    (53,407)    $  1,090,361     $  9,613,181
                                           ============     ============     ===========      ============     ============
Class Y Shares:
Sold  ..................................   $ 32,488,800     $ 47,989,563     $ 2,744,051      $ 14,132,700     $    763,455
Issued as reinvestment of dividends  ...         93,684          193,082         677,932            48,621           27,277
Redeemed  ..............................    (45,622,326)     (76,840,541)     (2,314,793)       (9,249,989)        (237,032)
                                           ------------     ------------     -----------      ------------     ------------
Net increase/(decrease)  ...............   $(13,039,842)    $(28,657,896)    $ 1,107,190      $  4,931,332     $    553,700
                                           ============     ============     ===========      ============     ============

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

(b) Michigan Municipal Shares for the Munder Short Term Treasury Fund.


                      See Notes to Financial Statements.





    ----------------------------------------------
                      Munder
    Munder            Tax-Free          Munder
    Tax-Free          Short-            Short Term
    Bond              Intermediate      Treasury
    Fund              Bond Fund(a)      Fund
    --------          ------------      ----------
    $  3,419,758      $  4,563,388      $         --
          74,814           156,463                --
      (3,492,813)       (5,542,370)               --
    ------------      ------------      ------------
    $      1,759      $   (822,519)     $         --
    ============      ============      ============

    $  1,271,532      $  2,012,200      $         --
           4,047             3,282                --
        (940,850)       (1,160,121)               --
    ------------      ------------      ------------
    $    334,729      $    855,361      $         --
    ============      ============      ============

    $    436,399      $    209,573      $         --
             598             1,132                --
         (53,046)          (55,519)               --
    ------------      ------------      ------------
    $    383,951      $    155,186      $         --
    ============      ============      ============

    $ 19,482,729      $ 33,941,440      $    100,019
           2,040            11,048               745
     (27,341,518)      (54,284,489)         (648,154)
    ------------      ------------      ------------
    $ (7,856,749)     $(20,332,001)     $   (547,390)
    ============      ============      ============

    $  1,089,291      $  1,944,090      $ 28,098,380
          11,185             3,242         2,029,354
      (2,203,609)       (4,103,854)      (36,876,918)
    ------------      ------------      ------------
    $ (1,103,133)     $ (2,156,522)     $ (6,749,184)
    ============      ============      ============




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999


                                           INCOME FUNDS
                                           -----------------------------------------------------------------------------
                                                            Munder           Munder           Munder U.S.      Munder
                                           Munder           Intermediate     International    Government       Michigan
                                           Bond             Bond             Bond             Income           Tax-Free
                                           Fund             Fund             Fund             Fund             Bond Fund
                                           ------           ------------     -------------    ----------       ---------
Shares
Class A Shares:
Sold  ..................................      211,326        3,209,933        120,716          1,462,472          256,138
Issued as reinvestment of dividends  ...        8,014           37,056            988             11,306            4,419
Redeemed  ..............................     (110,897)      (2,914,147)      (101,387)        (1,273,651)        (189,320)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............      108,443          332,842         20,317            200,127           71,237
                                           ==========       ==========       ========         ==========       ==========
Class B Shares:
Sold  ..................................      455,010          700,296          6,668            933,231           21,223
Issued as reinvestment of dividends  ...        1,638            3,973             22              1,687            2,394
Redeemed  ..............................     (253,626)        (358,948)        (3,519)          (560,693)         (21,374)
                                           ----------       ----------       --------         ----------       ----------
Net increase  ..........................      203,022          345,321          3,171            374,225            2,243
                                           ==========       ==========       ========         ==========       ==========
Class C Shares:
Sold  ..................................       71,841          230,747         10,495            201,382           35,318
Issued as reinvestment of dividends  ...          223              348              8              1,065              291
Redeemed  ..............................      (33,737)        (172,824)        (6,077)           (93,731)         (31,370)
                                           ----------       ----------       --------         ----------       ----------
Net increase  ..........................       38,327           58,271          4,426            108,716            4,239
                                           ==========       ==========       ========         ==========       ==========
Class K Shares (b):
Sold  ..................................    2,011,523        6,061,011            759          3,616,886        2,272,829
Issued as reinvestment of dividends  ...          409            1,801             --                207               --
Redeemed  ..............................     (992,995)      (6,849,313)        (5,962)        (3,514,490)      (1,335,639)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............    1,018,937         (786,501)        (5,203)           102,603          937,190
                                           ==========       ==========       ========         ==========       ==========
Class Y Shares:
Sold  ..................................    3,257,465        5,048,703        258,271          1,362,880           78,010
Issued as reinvestment of dividends  ...        9,354           20,328         63,149              4,707            2,719
Redeemed  ..............................   (4,555,297)      (8,067,135)      (230,301)          (883,177)         (23,872)
                                           ----------       ----------       --------         ----------       ----------
Net increase/(decrease)  ...............   (1,288,478)      (2,998,104)        91,119            484,410           56,857
                                           ==========       ==========       ========         ==========       ==========

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

(b) Michigan Municipal Shares for the Munder Short Term Treasury Fund.


                      See Notes to Financial Statements.

    ----------------------------------------------
                      Munder
    Munder            Tax-Free          Munder
    Tax-Free          Short-            Short Term
    Bond              Intermediate      Treasury
    Fund              Bond Fund(a)      Fund
    --------          ------------      ----------
       326,184           436,147                --
         7,121            14,921                --
      (334,187)         (525,554)               --
    ----------        ----------        ----------
          (882)          (74,486)               --
    ==========        ==========        ==========

       119,587           191,087                --
           388               316                --
       (89,391)         (110,000)               --
    ----------        ----------        ----------
        30,584            81,403                --
    ==========        ==========        ==========

        42,972            19,998                --
            59               109                --
        (5,081)           (5,311)               --
    ----------        ----------        ----------
        37,950            14,796                --
    ==========        ==========        ==========

     1,845,545         3,238,883            10,012
           195             1,054                75
    (2,573,738)       (5,175,469)          (64,507)
    ----------        ----------        ----------
      (727,998)       (1,935,532)          (54,420)
    ==========        ==========        ==========

       104,036           185,468         2,793,007
         1,062               309           202,217
      (207,087)         (391,669)       (3,669,686)
    ----------        ----------        ----------
      (101,989)         (205,892)         (674,462)
    ==========        ==========        ==========




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                           MONEY MARKET FUNDS
                                           -------------------------------------------------------------------
                                           Munder            Munder            Munder            Munder
                                           Cash              Money             Tax-Free          U.S. Treasury
                                           Investment        Market            Money Market      Money Market
                                           Fund              Fund              Fund              Fund
                                           ----------        ------            ------------      -------------
Class A Shares:
Sold  ..................................   $ 1,710,077,835   $ 917,191,375     $ 103,127,008     $  89,754,036
Issued as reinvestment of dividends  ...         5,274,720         508,498         1,764,646           451,318
Redeemed  ..............................    (1,713,306,686)   (914,984,566)     (109,055,855)      (71,810,468)
                                           ---------------   -------------     -------------     -------------
Net increase/(decrease)  ...............   $     2,045,869   $   2,715,307     $  (4,164,201)    $  18,394,886
                                           ===============   =============     =============     =============
Class B Shares:
Sold  ..................................                     $  36,082,923
Issued as reinvestment of dividends  ...                           129,646
Redeemed  ..............................                       (26,737,014)
                                                             -------------
Net increase  ..........................                     $   9,475,555
                                                             =============
Class C Shares:
Sold  ..................................                     $  25,710,402
Issued as reinvestment of dividends  ...                            45,751
Redeemed  ..............................                       (23,433,206)
                                                             -------------
Net increase  ..........................                     $   2,322,947
                                                             =============
Class K Shares:
Sold  ..................................   $ 1,260,967,529                     $ 458,825,126     $ 152,551,590
Issued as reinvestment of dividends  ...            39,799                             3,581                 3
Redeemed  ..............................    (1,064,142,250)                     (374,890,515)     (172,021,661)
                                           ---------------                     -------------     -------------
Net increase/(decrease) ................   $   196,865,078                     $  83,938,192     $ (19,470,068)
                                           ===============                     =============     =============
Class Y Shares:
Sold  ..................................   $   698,641,835   $ 516,444,454     $  66,759,446     $  88,111,377
Issued as reinvestment of dividends  ...           175,030       4,590,787            27,537           313,446
Redeemed  ..............................      (668,110,865)   (450,337,473)      (65,394,555)      (91,894,375)
                                           ---------------   -------------     -------------     -------------
Net increase/(decrease)  ...............   $    30,706,000   $  70,697,768     $   1,392,428     $  (3,469,552)
                                           ===============   =============     =============     =============




Munder Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           A Shares
                                      ------------------------------------------------------------------------------------------
                                      Period
                                      Ended        Year         Year         Year         Year         Period       Year
                                      12/31/99(e)  Ended        Ended        Ended        Ended        Ended        Ended
                                      (Unaudited)  6/30/99(e)   6/30/98(e)   6/30/97      6/30/96      6/30/95(d)   2/28/95(e,f)
                                      -----------  ----------   ----------   -------      -------      ----------   ------------
Net asset value, beginning of
  period  .........................   $ 9.62       $ 9.99       $ 9.58       $ 9.53       $ 9.70       $ 9.31       $ 9.91
                                      ------       ------       ------       ------       ------       ------       ------
Income from investment operations:
Net investment income  ............     0.28         0.57         0.59         0.60         0.61         0.21         0.61
Net realized and unrealized
  gain/(loss) on investments  .....    (0.33)       (0.39)        0.39         0.03        (0.20)        0.38        (0.63)
                                      ------       ------       ------       ------       ------       ------       ------
Total from investment operations ..    (0.05)        0.18         0.98         0.63         0.41         0.59        (0.02)
                                      ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  .........................    (0.30)       (0.55)       (0.57)       (0.58)       (0.58)       (0.20)       (0.58)
Distributions from net realized
  capital gain  ...................    (0.06)          --           --           --           --           --           --
                                      ------       ------       ------       ------       ------       ------       ------
Total distributions  ..............    (0.36)       (0.55)       (0.57)       (0.58)       (0.58)       (0.20)       (0.58)
                                      ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period  ...   $ 9.21       $ 9.62       $ 9.99       $ 9.58       $ 9.53       $ 9.70       $ 9.31
                                      ======       ======       ======       ======       ======       ======       ======
Total return (b)  .................    (0.57)%       1.72%       10.45%        6.84%        4.24%        6.39%        0.45%
                                      ======       ======       ======       ======       ======       ======       ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $2,336       $2,515       $1,529       $  818       $  895       $  919       $  880
Ratio of operating expenses to
  average net assets  .............     1.00%(c)     0.97%        0.96%        0.96%        0.95%        0.95%(c)     0.92%
Ratio of net investment income to
  average net assets  .............     5.85%(c)     5.77%        5.93%        6.34%        6.26%        6.47%(c)     6.57%
Portfolio turnover rate  ..........       60%         142%         222%         279%         507%          99%         165%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.00%(c)     0.97%        0.96%        0.96%        1.04%        1.19%(c)     1.16%

----------------
(a) The Munder Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on December 9, 1992, March 13, 1996 and March 25, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                      See Notes to Financial Statements.

                            B Shares                                                     C Shares
    -------------------------------------------------------     -------------------------------------------------------
    Period                                                      Period
    Ended       Year        Year        Year        Period      Ended       Year        Year        Year        Period
    12/31/99(e) Ended       Ended       Ended       Ended       12/31/99(e) Ended       Ended       Ended       Ended
    (Unaudited) 6/30/99(e)  6/30/98(e)  6/30/97     6/30/96     (Unaudited) 6/30/99(e)  6/30/98(e)  6/30/97     6/30/96
    ----------- ----------  ----------  -------     -------     ----------- ----------  ----------  -------     -------
    $ 9.61      $ 9.99      $ 9.57      $ 9.53      $ 9.68      $ 9.66      $10.03      $ 9.60      $ 9.52      $ 9.74
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------

      0.24        0.50        0.51        0.54        0.16        0.24        0.50        0.52        0.66        0.16

     (0.32)      (0.41)       0.40        0.02       (0.14)      (0.33)      (0.40)       0.40       (0.08)      (0.21)
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.08)       0.09        0.91        0.56        0.02       (0.09)       0.10        0.92        0.58       (0.05)

    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.26)      (0.47)      (0.49)      (0.52)      (0.17)      (0.26)      (0.47)      (0.49)      (0.50)      (0.17)
     (0.06)         --          --          --          --       (0.06)         --          --          --          --
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.32)      (0.47)      (0.49)      (0.52)      (0.17)      (0.32)      (0.47)      (0.49)      (0.50)      (0.17)
    ------      ------      ------      ------      ------      ------      ------      ------      ------      ------
    $ 9.21      $ 9.61      $ 9.99      $ 9.57      $ 9.53      $ 9.25      $ 9.66      $10.03      $ 9.60      $ 9.52
    ======      ======      ======      ======      ======      ======      ======      ======      ======      ======
     (0.84)%      0.86%       9.75%       5.97%       0.22%      (0.94)%      0.95%       9.84%       6.19%      (0.49)%
    ======      ======      ======      ======      ======      ======      ======      ======      ======      ======

    $3,314      $2,610      $  685      $  559      $  294      $  513      $  431      $   63      $   45      $   51
      1.75%(c)    1.72%       1.72%       1.71%       1.70%(c)    1.75%(c)    1.72%       1.72%       1.71%       1.70%(c)

      5.10%(c)    5.02%       5.18%       5.59%       5.51%(c)    5.10%(c)    5.02%       5.18%       5.59%       5.51%(c)
        60%        142%        222%        279%        507%         60%        142%        222%        279%        507%

      1.75%(c)    1.72%       1.72%       1.71%       1.79%(c)    1.75%(c)    1.72%       1.72%       1.71%       1.79%(c)




Munder Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                             Y Shares
                                     ------------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99(e)  Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99(e)   6/30/98(e)   6/30/97      6/30/96      6/30/95(d)   2/28/95(e,f)
                                     -----------  ----------   ---------    -------      -------      ----------   ------------
Net asset value, beginning of
  period  ........................   $   9.62     $   9.99     $   9.58     $   9.53     $   9.70     $   9.31     $   9.91
                                     --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  ...........       0.29         0.60         0.61         0.63         0.64         0.21         0.64
Net realized and unrealized
  gain/(loss) on investments  ....      (0.33)       (0.40)        0.39         0.03        (0.21)        0.39        (0.64)
                                     --------     --------     --------     --------     --------     --------     --------
Total from investment operations        (0.04)        0.20         1.00         0.66         0.43         0.60         0.00
                                     --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ........................      (0.31)       (0.57)       (0.59)       (0.61)       (0.60)       (0.21)       (0.60)
Distributions from net realized
  capital gain  ..................      (0.06)          --           --           --           --           --           --
                                     --------     --------     --------     --------     --------     --------     --------
Total distributions  .............      (0.37)       (0.57)       (0.59)       (0.61)       (0.60)       (0.21)       (0.60)
                                     --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period  ..   $   9.21     $   9.62     $   9.99     $   9.58     $   9.53     $   9.70     $   9.31
                                     ========     ========     ========     ========     ========     ========     ========
Total return (b)  ................      (0.44)%       1.97%       10.72%        7.09%        4.50%        6.48%        0.70%
                                     ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $179,413     $200,753     $221,427     $113,493     $113,020     $146,741     $141,704
Ratio of operating expenses to
  average net assets  ............       0.75%(c)     0.72%        0.72%        0.71%        0.70%        0.70%(c)     0.67%
Ratio of net investment income to
  average net assets  ............       6.10%(c)     6.02%        6.18%        6.59%        6.51%        6.72%(c)     6.82%
Portfolio turnover rate  .........         60%         142%         222%         279%         507%          99%         165%
Ratio of operating expenses to
  average net assets without
  waivers  .......................       0.75%(c)     0.72%        0.72%        0.71%        0.79%        0.94%(c)     0.91%

----------------
(a) The Munder Bond Fund Class Y Shares commenced operations on December 1,
    1991.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                      See Notes to Financial Statements.

Munder Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                     ----------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99(f)   6/30/98(f)   6/30/97(f)   6/30/96      6/30/95(d)   2/28/95(e)
                                     -----------  ----------   ----------   ----------   -------      ----------   ----------
Net asset value, beginning of
  period  ........................   $ 9.28       $  9.51      $ 9.33       $ 9.31       $ 9.52       $ 9.27       $ 9.91
                                     ------       -------      ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  ...........     0.26          0.51        0.55         0.55         0.58         0.22         0.59
Net realized and unrealized
  gain/(loss) on investments  ....    (0.20)        (0.23)       0.16         0.02        (0.21)        0.25        (0.61)
                                     ------       -------      ------       ------       ------       ------       ------
Total from investment operations       0.06          0.28        0.71         0.57         0.37         0.47        (0.02)
                                     ------       -------      ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ........................    (0.27)        (0.51)      (0.53)       (0.55)       (0.58)       (0.22)       (0.61)
Distributions from net realized
  gains  .........................       --            --          --           --           --           --        (0.01)
                                     ------       -------      ------       ------       ------       ------       ------
Total distributions  .............    (0.27)        (0.51)      (0.53)       (0.55)       (0.58)       (0.22)       (0.62)
                                     ------       -------      ------       ------       ------       ------       ------
Net asset value, end of period  ..   $ 9.07       $  9.28      $ 9.51       $ 9.33       $ 9.31       $ 9.52       $ 9.27
                                     ======       =======      ======       ======       ======       ======       ======
Total return (b)  ................     0.64%         2.93%       7.84%        6.34%        3.92%        5.15%        0.54%
                                     ======       =======      ======       ======       ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $9,691       $10,293      $7,387       $6,104       $5,356       $5,470       $5,472
Ratio of operating expenses to
  average net assets  ............     0.97% (c)     0.95%       0.93%        0.93%        0.94%        0.95%(c)     0.93%
Ratio of net investment income to
  average net assets  ............     5.44% (c)     5.38%       5.77%        5.91%        6.08%        7.12%(c)     6.71%
Portfolio turnover rate  .........       66%          128%        194%         325%         494%          84%          80%
Ratio of operating expenses to
  average net assets without
  waivers  .......................     0.97% (c)     0.95%       0.93%        0.93%        1.02%        1.19%(c)     1.18%

----------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.




                                               B Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Period
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98(f)    06/30/97(f)   06/30/96      6/30/95(d)    2/28/95(e)
    -----------   ----------    ----------    -----------   --------      ----------    ----------
    $ 9.25        $ 9.49        $ 9.32        $ 9.30        $ 9.51        $ 9.27        $ 9.22
    ------        ------        ------        ------        ------        ------        ------

      0.21          0.44          0.47          0.48          0.49          0.20          0.19

     (0.18)        (0.24)         0.16          0.03         (0.19)         0.24          0.11
    ------        ------        ------        ------        ------        ------        ------
      0.03          0.20          0.63          0.51          0.30          0.44          0.30
    ------        ------        ------        ------        ------        ------        ------

     (0.23)        (0.44)        (0.46)        (0.49)        (0.51)        (0.20)        (0.24)
        --            --            --            --            --            --         (0.01)
    ------        ------        ------        ------        ------        ------        ------
     (0.23)        (0.44)        (0.46)        (0.49)        (0.51)        (0.20)        (0.25)
    ------        ------        ------        ------        ------        ------        ------
    $ 9.05        $ 9.25        $ 9.49        $ 9.32        $ 9.30        $ 9.51        $ 9.27
    ======        ======        ======        ======        ======        ======        ======
      0.37%         2.06%         6.94%         5.60%         3.22%         4.78%         3.33%
    ======        ======        ======        ======        ======        ======        ======

    $6,704        $3,779        $  598        $  464        $  103        $    9        $    7

      1.72%(c)      1.70%         1.68%         1.68%         1.69%         1.70%(c)      1.67%(c)

      4.69%(c)      4.63%         5.02%         5.16%         5.33%         6.37%(c)      5.97%(c)
        66%          128%          194%          325%          494%           84%           80%

      1.72%(c)      1.70%         1.68%         1.68%         1.77%         1.94%(c)      1.92%(c)



Munder Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           C Shares
                                           -------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period
                                           12/31/99       Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/99(f)     6/30/98(f)     6/30/97(f)     6/30/96
                                           -----------    ----------     ----------     ----------     -------
Net asset value, beginning of period  ..   $ 9.26         $ 9.50         $ 9.35         $ 9.31         $ 9.40
                                           ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  .................     0.20           0.44           0.48           0.45           0.10
Net realized and unrealized gain/(loss)
  on investments  ......................    (0.17)         (0.24)          0.13           0.08          (0.06)
                                           ------         ------         ------         ------         ------
Total from investment operations  ......     0.03           0.20           0.61           0.53           0.04
                                           ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income  ..    (0.23)         (0.44)         (0.46)         (0.49)         (0.13)
Distributions from net realized gains ..       --             --             --             --             --
                                           ------         ------         ------         ------         ------
Total distributions  ...................    (0.23)         (0.44)         (0.46)         (0.49)         (0.13)
                                           ------         ------         ------         ------         ------
Net asset value, end of period  ........   $ 9.06         $ 9.26         $ 9.50         $ 9.35         $ 9.31
                                           ======         ======         ======         ======         ======
Total return (b)  ......................     0.37%          2.06%          6.69%          5.77%          0.39%
                                           ======         ======         ======         ======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's)  ..   $  914         $  608         $   70         $   58         $   52
Ratio of operating expenses to average
  net assets  ..........................     1.72%(c)       1.70%          1.68%          1.68%          1.69%(c)
Ratio of net investment income to
  average net assets  ..................     4.69%(c)       4.63%          5.02%          5.16%          5.33%(c)
Portfolio turnover rate  ...............       66%           128%           194%           325%           494%
Ratio of operating expenses to average
  net assets without waivers  ..........     1.72%(c)       1.70%          1.68%          1.68%          1.77%(c)

----------------
(a) The Munder Bond Fund Class C Shares and Class Y Shares commenced operations on March 25, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.




                                                         Y Shares
   ----------------------------------------------------------------------------------------------------------------
   Period
   Ended            Year             Year             Year             Year             Period           Year
   12/31/99         Ended            Ended            Ended            Ended            Ended            Ended
   (Unaudited)      6/30/99(f)       6/30/98(f)       6/30/97(f)       6/30/96          6/30/95(d)       2/28/95(e)
   -----------      ----------       ----------       ----------       -------          ----------       ----------
   $   9.26         $   9.50         $   9.33         $   9.31         $   9.51         $   9.27         $   9.91
   --------         --------         --------         --------         --------         --------         --------

       0.27             0.54             0.57             0.57             0.60             0.23             0.60
      (0.19)           (0.25)            0.16             0.03            (0.20)            0.24            (0.59)
   --------         --------         --------         --------         --------         --------         --------
       0.08             0.29             0.73             0.60             0.40             0.47             0.01
   --------         --------         --------         --------         --------         --------         --------

      (0.28)           (0.53)           (0.56)           (0.58)           (0.60)           (0.23)           (0.64)
         --               --               --               --               --               --            (0.01)
   --------         --------         --------         --------         --------         --------         --------
     (0.28)           (0.53)           (0.56)           (0.58)           (0.60)           (0.23)           (0.65)
   --------         --------         --------         --------         --------         --------         --------
   $   9.06         $   9.26         $   9.50         $   9.33         $   9.31         $   9.51         $   9.27
   ========         ========         ========         ========         ========         ========         ========
       0.88%            3.08%            7.99%            6.60%            4.29%            5.12%            0.78%
   ========         ========         ========         ========         ========         ========         ========

   $158,211         $193,396         $226,856         $161,606         $182,937         $157,484         $162,185
       0.72%(c)         0.70%            0.68%            0.68%            0.69%            0.70%(c)         0.68%
       5.69%(c)         5.63%            6.02%            6.16%            6.33%            7.37%(c)         6.96%
         66%             128%             194%             825%             494%              84%              80%

       0.72%(c)         0.70%            0.68%            0.68%            0.77%            0.94%(c)         0.93%





Munder International Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period


                                                   A Shares                                         B Shares
                                   -------------------------------------------     --------------------------------------------
                                   Period                                          Period
                                   Ended       Year        Year        Period      Ended       Year        Year        Period
                                   12/31/99(d) Ended       Ended       Ended       12/31/99(d) Ended       Ended       Ended
                                   (Unaudited) 6/30/99(d)  6/30/98     6/30/97     (Unaudited) 6/30/99(d)  6/30/98     06/30/97
                                   ----------------------  -------     -------     ----------------------  -------     --------
Net asset value, beginning of
  period  ......................   $ 9.74      $ 9.66      $ 9.82      $ 9.98      $ 9.72      $ 9.66      $ 9.83      $ 9.85
                                   ------      ------      ------      ------      ------      ------      ------      ------
Income from investment
  operations:
Net investment income  .........     0.14        0.30        0.20        0.10        0.11        0.23        0.18        0.01
Net realized and unrealized
  gain/(loss) on investments  ..     0.22        0.11       (0.11)      (0.18)       0.21        0.11       (0.15)      (0.03)
                                   ------      ------      ------      ------      ------      ------      ------      ------
Total from investment
  operations  ..................     0.36        0.41        0.09       (0.08)       0.32        0.34        0.03       (0.02)
                                   ------      ------      ------      ------      ------      ------      ------      ------
Less distributions:
Dividends from net investment
  income  ......................    (0.50)      (0.18)      (0.23)      (0.08)      (0.47)      (0.13)      (0.18)         --
Distributions from net realized
  gains  .......................       --       (0.15)      (0.02)         --          --       (0.15)      (0.02)         --
                                   ------      ------      ------      ------      ------      ------      ------      ------
Total distributions  ...........    (0.50)      (0.33)      (0.25)      (0.08)      (0.47)      (0.28)      (0.20)         --
                                   ------      ------      ------      ------      ------      ------      ------      ------
Net asset value, end of period     $ 9.60      $ 9.74      $ 9.66      $ 9.82      $ 9.57      $ 9.72      $ 9.66      $ 9.83
                                   ======      ======      ======      ======      ======      ======      ======      ======
Total return (b)  ..............     3.70%       3.93%       0.86%      (0.84)%      3.22%       3.15%       0.26%      (0.20)%
                                   ======      ======      ======      ======      ======      ======      ======      ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $  377      $  359      $  160      $  168      $  141      $  138      $  107      $   21
Ratio of operating expenses to
  average net assets  ..........     1.17%(c)    1.14%       1.11%       1.14%(c)    1.92%(c)    1.89%       1.86%       1.89%(c)

Ratio of net investment income
  to average net assets  .......     2.91%(c)    2.95%       3.53%       3.61%(c)    2.16%(c)    2.24%       2.78%       2.86%(c)

Portfolio turnover rate  .......       61%         59%         81%         75%         61%         59%         81%         75%
Ratio of operating expenses to
  average net assets without
  waivers  .....................     1.17%(c)    1.14%       1.11%       1.18%(c)    1.92%(c)    1.89%       1.86%       1.93%(c)

----------------
(a) The Munder International Bond Fund Class A Shares, Class B Shares, Class C Shares, and Class Y Shares commenced operations on October 17, 1996, June 9, 1997, June 4, 1998, and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

                    C Shares                                              Y Shares
    -------------------------------------        ----------------------------------------------------
    Period                                       Period
    Ended          Year           Period         Ended          Year           Year           Period
    12/31/99(d)    Ended          Ended          12/31/99(d)    Ended          Ended          Ended
    (Unaudited)    6/30/99(d)     6/30/98        (Unaudited)    6/30/99(d)     6/30/98        6/30/97
    -----------    ----------     -------        -----------    ----------     -------        -------

    $ 9.77         $ 9.73         $ 9.84         $  9.77        $  9.68        $  9.83        $ 10.00
    ------         ------         ------         -------        -------        -------        -------

      0.11           0.22           0.01            0.16           0.34           0.22           0.25

      0.22           0.10          (0.11)           0.21           0.10          (0.11)         (0.34)
    ------         ------         ------         -------        -------        -------        -------
      0.33           0.32          (0.10)           0.37           0.44           0.11          (0.09)
    ------         ------         ------         -------        -------        -------        -------

     (0.47)         (0.13)         (0.01)          (0.51)         (0.20)         (0.24)         (0.08)

        --          (0.15)            --              --          (0.15)         (0.02)            --
    ------         ------         ------         -------        -------        -------        -------
     (0.47)         (0.28)         (0.01)          (0.51)         (0.35)         (0.26)         (0.08)
    ------         ------         ------         -------        -------        -------        -------
    $ 9.63         $ 9.77         $ 9.73         $  9.63        $  9.77        $  9.68        $  9.83
    ======         ======         ======         =======        =======        =======        =======
      3.31%          2.92%         (0.84)%          3.80%          4.21%          1.12%         (0.90)%
    ======         ======         ======         =======        =======        =======        =======

    $   74         $   75         $   31         $50,904        $51,193        $49,834        $51,679

      1.92%(c)       1.89%          1.87%(c)        0.92%(c)       0.89%          0.86%          0.89%(c)

      2.16%(c)       2.14%          2.79%(c)        3.16%(c)       3.26%          3.78%          3.86%(c)
        61%            59%            81%             61%            59%            81%            75%

      1.92%(c)       1.89%          1.87%(c)        0.92%(c)       0.89%          0.86%          0.93%(c)




Munder U.S. Government Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Period
                                   12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98      6/30/97      6/30/96(f)   6/30/95(d)   2/28/95(e)
                                   -----------  ----------   -------      -------      ----------   ----------   ----------
Net asset value, beginning of
  period  ......................   $10.03       $10.38       $10.09       $ 9.98       $10.30       $ 9.88       $10.03
                                   ------       ------       ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  .........     0.30         0.59         0.61         0.65         0.71         0.24         0.42
Net realized and unrealized
  gain/(loss) on investments  ..    (0.29)       (0.37)        0.35         0.07        (0.27)        0.41        (0.10)
                                   ------       ------       ------       ------       ------       ------       ------
Total from investment
  operations  ..................     0.01         0.22         0.96         0.72         0.44         0.65         0.32
                                   ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ......................    (0.33)       (0.55)       (0.61)       (0.61)       (0.68)       (0.23)       (0.47)
Distributions from net realized
  gains  .......................    (0.00)(g)    (0.01)       (0.06)       (0.00)(g)    (0.08)          --           --
Distributions in excess of net
  realized gains  ..............       --        (0.01)          --           --           --           --           --
                                   ------       ------       ------       ------       ------       ------       ------
Total distributions  ...........    (0.33)       (0.57)       (0.67)       (0.61)       (0.76)       (0.23)       (0.47)
                                   ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period..   $ 9.71       $10.03       $10.38       $10.09       $ 9.98       $10.30       $ 9.88
                                   ======       ======       ======       ======       ======       ======       ======
Total return (b)  ..............     0.05%        2.12%        9.71%        7.50%        4.34%        6.66%        3.30%
                                   ======       ======       ======       ======       ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $6,027       $4,516       $2,598       $1,226       $  259       $   97       $   69
Ratio of operating expenses to
  average net assets  ..........     0.98%(c)     0.96%        0.94%        0.96%        0.97%        0.97%(c)     0.95%(c)
Ratio of net investment income
  to average net assets  .......     5.95%(c)     5.76%        6.00%        6.51%        6.92%        6.96%(c)     7.02%(c)
Portfolio turnover rate  .......        6%          23%          85%         130%         133%          42%         143%
Ratio of operating expenses to
  average net assets without
  waivers  .....................     0.98%(c)     0.96%        0.94%        0.96%        1.04%        1.21%(c)     1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class A Shares, Class B Shares and Class C Shares commenced operations on July 28, 1994, September 6, 1995 and August 12, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.




                            B Shares                                             C Shares
    -------------------------------------------     -------------------------------------------------------
    Period                                                      Period
    Ended       Year        Year        Year        Period      Ended       Year        Year        Period
    12/31/99(f) Ended       Ended       Ended       Ended       12/31/99(f) Ended       Ended       Ended
    (Unaudited) 6/30/99(f)  6/30/98     6/30/97     6/30/96(f)  (Unaudited) 6/30/99(f)  6/30/98     6/30/97
    ----------------------  -------     -------     ----------  ----------------------  -------     -------

    $10.03      $10.38      $10.09      $ 9.98      $10.31      $10.02      $10.37      $10.09      $10.11
    ------      ------      ------      ------      ------      ------      ------      ------      ------

      0.26        0.52        0.50        0.58        0.49        0.26        0.52        0.50        0.54

     (0.29)      (0.37)       0.38        0.07       (0.24)      (0.29)      (0.37)       0.37       (0.06)
    ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.03)       0.15        0.88        0.65        0.25       (0.03)       0.15        0.87        0.48
    ------      ------      ------      ------      ------      ------      ------      ------      ------

     (0.29)      (0.48)      (0.53)      (0.54)      (0.50)      (0.29)      (0.48)      (0.53)      (0.50)
     (0.00)(g)   (0.01)      (0.06)      (0.00)(g)   (0.08)      (0.00)(g)   (0.01)      (0.06)      (0.00)(g)
        --       (0.01)         --          --          --          --       (0.01)         --          --
    ------      ------      ------      ------      ------      ------      ------      ------      ------
     (0.29)      (0.50)      (0.59)      (0.54)      (0.58)      (0.29)      (0.50)      (0.59)      (0.50)
    ------      ------      ------      ------      ------      ------      ------      ------      ------
    $ 9.71      $10.03      $10.38      $10.09      $ 9.98      $ 9.70      $10.02      $10.37      $10.09
    ======      ======      ======      ======      ======      ======      ======      ======      ======
     (0.33)%      1.36%       8.89%       6.77%       2.42 %     (0.33)%      1.35%       8.82%       4.87%
    ======      ======      ======      ======      ======      ======      ======      ======      ======

    $6,032      $4,690      $  970      $1,596      $  498      $1,781      $1,187      $  101      $   10

      1.73%(c)    1.71%       1.69%       1.71%       1.72%(c)    1.73%(c)    1.71%       1.69%       1.71%(c)

      5.20%(c)    5.01%       5.25%       5.76%       6.17%(c)    5.20%(c)    5.01%       5.25%       5.76%(c)
         6%         23%         85%        130%        133%          6%         23%         85%        130%

      1.73%(c)    1.71%       1.69%       1.71%       1.79%(c)    1.73%(c)    1.71%       1.69%       1.71%(c)





Munder U.S. Government Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           Y Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Period
                                   12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98      6/30/97      6/30/96(f)   6/30/95(d)   2/28/95(e)
                                   -----------  ----------   -------      -------      ----------   ----------   ----------
Net asset value, beginning of
  period  ......................   $ 10.03      $ 10.38      $ 10.09      $  9.98      $ 10.30      $  9.89      $ 10.00
                                   -------      -------      -------      -------      -------      -------      -------
Income from investment
  operations:
Net investment income  .........      0.31         0.62         0.62         0.68         0.74         0.24         0.44
Net realized and unrealized
  gain/(loss) on investments ...     (0.29)       (0.37)        0.36         0.07        (0.27)        0.41        (0.07)
                                   -------      -------      -------      -------      -------      -------      -------
Total from investment
  operations  ..................      0.02         0.25         0.98         0.75         0.47         0.65         0.37
                                   -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ......................     (0.34)       (0.58)       (0.63)       (0.64)       (0.71)       (0.24)       (0.48)
Distributions from net realized
  gains  .......................     (0.00)(g)    (0.01)       (0.06)       (0.00)(g)    (0.08)          --           --
Distributions in excess of net
  realized gains  ..............        --        (0.01)          --           --           --           --           --
                                   -------      -------      -------      -------      -------      -------      -------
Total distributions  ...........     (0.34)       (0.60)       (0.69)       (0.64)       (0.79)       (0.24)       (0.48)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period     $  9.71      $ 10.03      $ 10.38      $ 10.09      $  9.98      $ 10.30      $  9.89
                                   =======      =======      =======      =======      =======      =======      =======
Total return (b)  ..............      0.18%        2.37%        9.97%        7.75%        4.58%        6.64%        3.85%
                                   =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $78,954      $73,308      $70,842      $55,098      $46,695      $12,862      $11,647
Ratio of operating expenses to
  average net assets  ..........      0.73%(c)     0.71%        0.69%        0.71%        0.72%        0.72%(c)     0.70%(c)
Ratio of net investment income
  to average net assets  .......      6.20%(c)     5.99%        6.25%        6.76%        7.17%        7.21%(c)     7.27%(c)
Portfolio turnover rate  .......         6%          23%          85%         130%         133%          42%         143%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      0.73%(c)     0.71%        0.69%        0.71%        0.79%        0.96%(c)     0.94%(c)

----------------
(a) The Munder U.S. Government Income Fund Class Y Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.

Munder Michigan Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          A Shares
                                   ------------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99      6/30/98      6/30/97(e)   6/30/96(e)   6/30/95(d,e) 2/28/95(e,f)
                                   -----------  -------      -------      ----------   ----------   -------------------------
Net asset value, beginning of
  period  ......................   $ 9.60       $10.06       $ 9.64       $ 9.35       $ 9.34       $ 9.24       $ 9.73
                                   ------       ------       ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  .........     0.20         0.39         0.41         0.44         0.48         0.16         0.44
Net realized and unrealized
  gain/(loss) on investments ...    (0.38)       (0.30)        0.45         0.28         0.01         0.10        (0.50)
                                   ------       ------       ------       ------       ------       ------       ------
Total from investment
  operations  ..................    (0.18)        0.09         0.86         0.72         0.49         0.26        (0.06)
                                   ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ......................    (0.21)       (0.39)       (0.42)       (0.43)       (0.48)       (0.16)       (0.43)
Distributions from net realized
  gains  .......................       --        (0.16)       (0.02)       (0.00)(g)       --           --           --
                                   ------       ------       ------       ------       ------       ------       ------
Total distributions  ...........    (0.21)       (0.55)       (0.44)       (0.43)       (0.48)       (0.16)       (0.43)
                                   ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period     $ 9.21       $ 9.60       $10.06       $ 9.64       $ 9.35       $ 9.34       $ 9.24
                                   ======       ======       ======       ======       ======       ======       ======
Total return (b)  ..............    (1.95)%       0.78%        9.01%        7.88%        5.25%        2.84%       (0.16)%
                                   ======       ======       ======       ======       ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $1,359       $2,456       $1,855       $  536       $  446       $  417       $  444
Ratio of operating expenses to
  average net assets  ..........     1.02%(c)     1.00%        0.98%        0.88%        0.51%        0.52%(c)     0.56%
Ratio of net investment income
  to average net assets  .......     4.04%(c)     3.88%        4.29%        4.57%        5.01%        5.06%(c)     4.81%
Portfolio turnover rate  .......        7%          33%          34%          19%          31%           8%          53%
Ratio of operating expenses to
  average net assets without
  waivers  .....................     1.02%(c)     1.00%        0.98%        1.02%        1.09%        1.26%(c)     1.30%

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.

                                                                     B Shares
   ------------------------------------------------------------------------------------------------------------------------
   Period
   Ended             Year              Year              Year              Year              Period            Period
   12/31/99          Ended             Ended             Ended             Ended             Ended             Ended
   (Unaudited)       6/30/99(e)        6/30/98           6/30/97(e)        6/30/96(e)        6/30/95(d,e)      2/28/95(e,f)
   -----------       ----------        -------           ----------        ----------        ------------      ------------

   $ 9.63            $10.06            $ 9.64            $ 9.35            $ 9.34            $ 9.24            $ 9.17
   ------            ------            ------            ------            ------            ------            ------

     0.16              0.32              0.35              0.36              0.41              0.14              0.24

    (0.38)            (0.28)             0.44              0.29              0.00(g)           0.10              0.10
   ------            ------            ------            ------            ------            ------            ------
    (0.22)             0.04              0.79              0.65              0.41              0.24              0.34
   ------            ------            ------            ------            ------            ------            ------

    (0.17)            (0.31)            (0.35)            (0.36)            (0.40)            (0.14)            (0.27)
       --             (0.16)            (0.02)            (0.00)(g)            --                --                --
   ------            ------            ------            ------            ------            ------            ------
    (0.17)            (0.47)            (0.37)            (0.36)            (0.40)            (0.14)            (0.27)
   ------            ------            ------            ------            ------            ------            ------
   $ 9.24            $ 9.63            $10.06            $ 9.64            $ 9.35            $ 9.34            $ 9.24
   ======            ======            ======            ======            ======            ======            ======
    (2.31)%            0.34%             8.23%             7.09%             4.46%             2.58%             3.81%
   ======            ======            ======            ======            ======            ======            ======

   $  467            $  624            $  629            $  312            $  251            $  254            $  227

     1.77%(c)          1.75%             1.73%             1.63%             1.26%             1.27%(c)          1.29%(c)

     3.29%(c)          3.14%             3.54%             3.82%             4.26%             4.31%(c)          4.08%(c)
        7%               33%               34%               19%               31%                8%               53%

     1.77%(c)          1.75%             1.73%             1.77%             1.84%             2.01%(c)          2.03%(c)




Munder Michigan Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                              C Shares
                                                ----------------------------------------------------------------
                                                Period
                                                Ended             Year              Year              Period
                                                12/31/99          Ended             Ended             Ended
                                                (Unaudited)       6/30/99(e)        6/30/98           6/30/97(e)
                                                -----------       ----------        -------           ----------
Net asset value, beginning of period  .......   $ 9.62            $10.05            $ 9.63            $ 9.56
                                                ------            ------            ------            ------
Income from investment operations:
Net investment income  ......................     0.17              0.32              0.34              0.26
Net realized and unrealized gain/(loss) on
  investments  ..............................    (0.39)            (0.28)             0.44              0.07
                                                ------            ------            ------            ------
Total from investment operations  ...........    (0.22)             0.04              0.78              0.33
                                                ------            ------            ------            ------
Less distributions:
Dividends from net investment income  .......    (0.17)            (0.31)            (0.34)            (0.26)
Distributions from net realized gains  ......       --             (0.16)            (0.02)            (0.00)(g)
                                                ------            ------            ------            ------
Total distributions  ........................    (0.17)            (0.47)            (0.36)            (0.26)
                                                ------            ------            ------            ------
Net asset value, end of period  .............   $ 9.23            $ 9.62            $10.05            $ 9.63
                                                ======            ======            ======            ======
Total return (b)  ...........................    (2.31)%            0.34%             8.24%             3.57%
                                                ======            ======            ======            ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)  .......   $  184            $  115            $   78            $   90
Ratio of operating expenses to average net
  assets  ...................................     1.77%(c)          1.75%             1.73%             1.63%(c)
Ratio of net investment income to average
  net assets  ...............................     3.29%(c)          3.13%             3.54%             3.82%(c)
Portfolio turnover rate  ....................        7%               33%               34%               19%
Ratio of operating expenses to average net
  assets without waivers  ...................     1.77%(c)          1.75%             1.73%             1.77%(c)

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on October 4, 1996 and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.


                      See Notes to Financial Statements.




                                                                     Y Shares
   ------------------------------------------------------------------------------------------------------------------------
   Period
   Ended             Year              Year              Year              Year              Period            Year
   12/31/99          Ended             Ended             Ended             Ended             Ended             Ended
   (Unaudited)       6/30/99(e)        6/30/98           6/30/97(e)        6/30/96(e)        6/30/95(d,e)      2/28/95(e,f)
   -----------       ----------        -------           ----------        ----------        ------------      ------------

   $ 9.62            $10.06            $ 9.65            $ 9.35            $ 9.34            $ 9.24            $ 9.73
   ------            ------            ------            ------            ------            ------            ------

     0.21              0.42              0.40              0.46              0.44              0.17              0.50
    (0.38)            (0.28)             0.47              0.29              0.07              0.10             (0.54)
   ------            ------            ------            ------            ------            ------            ------
    (0.17)             0.14              0.87              0.75              0.51              0.27             (0.04)
   ------            ------            ------            ------            ------            ------            ------

    (0.22)            (0.42)            (0.44)            (0.45)            (0.50)            (0.17)            (0.45)
       --             (0.16)            (0.02)            (0.00)(g)            --                --                --
   ------            ------            ------            ------            ------            ------            ------
    (0.22)            (0.58)            (0.46)            (0.45)            (0.50)            (0.17)            (0.45)
   ------            ------            ------            ------            ------            ------            ------
   $ 9.23            $ 9.62            $10.06            $ 9.65            $ 9.35            $ 9.34            $ 9.24
   ======            ======            ======            ======            ======            ======            ======
    (1.82)%            1.24%             9.17%             8.26%             5.51%             2.92%             0.10%
   ======            ======            ======            ======            ======            ======            ======

   $1,275            $1,513            $1,011            $  652            $  204            $  771            $  604
     0.77%(c)          0.75%             0.73%             0.63%             0.26%             0.27%(c)          0.31%
     4.29%(c)          4.14%             4.54%             4.82%             5.26%             5.31%(c)          5.06%
        7%               33%               34%               19%               31%                8%               53%
     0.77%(c)          0.75%             0.73%             0.77%             0.84%             1.01%(c)          1.05%

Munder Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                           ----------------------------------------------------------------------
                                           Period
                                           Ended          Year           Year           Year           Period
                                           12/31/99       Ended          Ended          Ended          Ended
                                           (Unaudited)    6/30/99        6/30/98        6/30/97(e)     6/30/96(e)
                                           -----------    -------        -------        ----------     ----------
Net asset value, beginning of period ...   $10.02         $10.73         $10.50         $10.33         $10.49
                                           ------         ------         ------         ------         ------
Income from investment operations:
Net investment income  .................     0.21           0.42           0.50           0.47           0.34
Net realized and unrealized gain/(loss)
  on investments  ......................    (0.35)         (0.32)          0.38           0.25          (0.14)
                                           ------         ------         ------         ------         ------
Total from investment operations  ......    (0.14)          0.10           0.88           0.72           0.20
                                           ------         ------         ------         ------         ------
Less distributions:
Dividends from net investment income  ..    (0.22)         (0.42)         (0.49)         (0.47)         (0.35)
Distributions from net realized gains ..    (0.08)         (0.39)         (0.16)         (0.08)         (0.01)
                                           ------         ------         ------         ------         ------
Total distributions  ...................    (0.30)         (0.81)         (0.65)         (0.55)         (0.36)
                                           ------         ------         ------         ------         ------
Net asset value, end of period  ........   $ 9.58         $10.02         $10.73         $10.50         $10.33
                                           ======         ======         ======         ======         ======
Total return (b)  ......................    (1.46)%         0.83%          8.54%          7.13%          1.87%
                                           ======         ======         ======         ======         ======
Ratios to average net
assets/supplemental data:
Net assets, end of period (in 000's) ...   $2,113         $2,336         $2,510         $2,490         $1,141
Ratio of operating expenses to average
  net assets  ..........................     0.98%(c)       0.98%          0.93%          0.95%          0.98%(c)
Ratio of net investment income to
  average net assets  ..................     4.14%(c)       3.94%          4.60%          4.52%          4.42%(c)
Portfolio turnover rate  ...............        3%            32%            61%            45%            15%
Ratio of operating expenses to average
  net assets without waivers ...........     0.98%(c)       0.98%          0.93%          0.95%          1.06%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Total net assets for Class B Shares were $164 at February 28, 1995.


                      See Notes to Financial Statements.




                                                                     B Shares
    ----------------------------------------------------------------------------------------------------------------------
    Period
    Ended             Year              Year              Year              Year              Period            Period
    12/31/99          Ended             Ended             Ended             Ended             Ended             Ended
    (Unaudited)       6/30/99           6/30/98           6/30/97(e)        6/30/96(e)        6/30/95(d,e)      2/28/95(f)
    -----------       -------           -------           ----------        ----------        ------------      ----------

   $10.02            $10.74            $10.52            $10.34            $10.29            $10.14            $ 9.72
    ------            ------            ------            ------            ------            ------            ------

      0.17              0.34              0.41              0.32              0.40              0.13              0.10
     (0.36)            (0.33)             0.38              0.33              0.05              0.15              0.42
    ------            ------            ------            ------            ------            ------            ------
     (0.19)             0.01              0.79              0.65              0.45              0.28              0.52
    ------            ------            ------            ------            ------            ------            ------

     (0.18)            (0.34)            (0.41)            (0.39)            (0.39)            (0.13)            (0.10)
     (0.08)            (0.39)            (0.16)            (0.08)            (0.01)               --                --
    ------            ------            ------            ------            ------            ------            ------
     (0.26)            (0.73)            (0.57)            (0.47)            (0.40)            (0.13)            (0.10)
    ------            ------            ------            ------            ------            ------            ------
    $ 9.57            $10.02            $10.74            $10.52            $10.34            $10.29            $10.14
    ======            ======            ======            ======            ======            ======            ======
     (1.93)%           (0.02)%            7.65%             6.43%             4.36%             2.80%             5.39%
    ======            ======            ======            ======            ======            ======            ======

    $1,507            $  763            $  490            $  240            $    5            $    1            $   -- (g)
      1.73% (c)         1.73%             1.68%             1.70%             1.73%             1.77%(c)          1.67%(c)
      3.39% (c)         3.18%             3.85%             3.77%             3.67%             3.63%(c)          3.95%(c)
         3%               32%               61%               45%               15%               12%               50%

      1.73% (c)         1.73%             1.68%             1.70%             1.81%             2.01%(c)          1.91%(c)

Munder Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                     C Shares
                                                -------------------------------------------
                                                Period
                                                Ended             Year              Period
                                                12/31/99          Ended             Ended
                                                (Unaudited)       6/30/99           6/30/98
                                                -----------       -------           -------
Net asset value, beginning of period  .......   $10.01            $10.73            $10.64
                                                ------            ------            ------
Income from investment operations:
Net investment income  ......................     0.17              0.34              0.41
Net realized and unrealized gain/(loss) on
  investments  ..............................    (0.33)            (0.33)             0.25
                                                ------            ------            ------
Total from investment operations ............    (0.16)             0.01              0.66
                                                ------            ------            ------
Less distributions:
Dividends from net investment income ........    (0.18)            (0.34)            (0.41)
Distributions from net realized gains .......    (0.08)            (0.39)            (0.16)
                                                ------            ------            ------
Total distributions  ........................    (0.26)            (0.73)            (0.57)
                                                ------            ------            ------
Net asset value, end of period  .............   $ 9.59            $10.01            $10.73
                                                ======            ======            ======
Total return (b)  ...........................    (1.63)%           (0.03)%            6.34%
                                                ======            ======            ======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's) ........   $  132            $  419            $   41
Ratio of operating expenses to average net
  assets  ...................................     1.73%(c)          1.73%             1.68%(c)
Ratio of net investment income to average
  net assets  ...............................     3.39%(c)          3.19%             3.85%(c)
Portfolio turnover rate  ....................        3%               32%               61%
Ratio of operating expenses to average net
  assets without waivers  ...................     1.73%(c)          1.73%             1.68%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) Per share numbers have been calculated using the average shares method.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                      See Notes to Financial Statements.




                                                          Y Shares
    ----------------------------------------------------------------------------------------------------------------------
    Period
    Ended             Year              Year              Year              Year              Period            Period
    12/31/99          Ended             Ended             Ended             Ended             Ended             Ended
    (Unaudited)       6/30/99           6/30/98           6/30/97(e)        6/30/96(e)        6/30/95(d,e)      2/28/95(f)
    -----------       -------           -------           ----------        ----------        ------------      ----------

    $10.02            $10.73            $10.51            $10.34            $10.29            $10.13            $10.06
    ------            ------            ------            ------            ------            ------            ------

      0.22              0.45              0.52              0.50              0.49              0.16              0.30
     (0.35)            (0.32)             0.37              0.25              0.06              0.16              0.10
    ------            ------            ------            ------            ------            ------            ------
    (0.13)             0.13              0.89              0.75              0.55              0.32              0.40
    ------            ------            ------            ------            ------            ------            ------

     (0.23)            (0.45)            (0.51)            (0.50)            (0.49)            (0.16)            (0.33)
     (0.08)            (0.39)            (0.16)            (0.08)            (0.01)               --                --
    ------            ------            ------            ------            ------            ------            ------
     (0.31)            (0.84)            (0.67)            (0.58)            (0.50)            (0.16)            (0.33)
    ------            ------            ------            ------            ------            ------            ------
    $ 9.58            $10.02            $10.73            $10.51            $10.34            $10.29            $10.13
    ======            ======            ======            ======            ======            ======            ======
     (1.33)%            1.08%             8.70%             7.40%             5.38%             3.17%             4.08%
    ======            ======            ======            ======            ======            ======            ======

    $2,542            $2,827            $4,123            $3,946            $1,929            $1,498            $  953
      0.73%(c)          0.73%             0.68%             0.70%             0.73%             0.77%(c)          0.68%(c)
      4.39%(c)          4.19%             4.85%             4.77%             4.67%             4.63%(c)          4.94%(c)
         3%               32%               61%               45%               15%               12%               50%
      0.73%(c)          0.73%             0.68%             0.70%             0.81%             1.01%(c)          0.92%(c)




Munder Tax-Free Short-Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         A Shares
                                    ----------------------------------------------------------------------------------------
                                    Period
                                    Ended        Year         Year         Year         Year         Period       Year
                                    12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                    (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                    -----------  ----------   -------      ----------   ----------   -----------------------
Net asset value, beginning of
  period  .......................   $10.22       $10.46       $10.41       $10.34       $10.36       $10.17       $10.44
                                    ------       ------       ------       ------       ------       ------       ------
Income from investment
  operations:
Net investment income  ..........     0.19         0.38         0.43         0.41         0.41         0.14         0.40
Net realized and unrealized
  gain/(loss) on investments  ...    (0.13)       (0.14)        0.13         0.10        (0.02)        0.19        (0.23)
                                    ------       ------       ------       ------       ------       ------       ------
Total from investment operations      0.06         0.24         0.56         0.51         0.39         0.33         0.17
                                    ------       ------       ------       ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  .......................    (0.20)       (0.38)       (0.42)       (0.41)       (0.41)       (0.14)       (0.42)
Distributions from net realized
  gains  ........................    (0.05)       (0.10)       (0.09)       (0.03)          --           --        (0.02)
                                    ------       ------       ------       ------       ------       ------       ------
Total distributions  ............    (0.25)       (0.48)       (0.51)       (0.44)       (0.41)       (0.14)       (0.44)
                                    ------       ------       ------       ------       ------       ------       ------
Net asset value, end of period ..   $10.03       $10.22       $10.46       $10.41       $10.34       $10.36       $10.17
                                    ======       ======       ======       ======       ======       ======       ======
Total return (b)  ...............     0.60%        2.27%        5.44%        5.04%        3.79%        3.25%        2.05%
                                    ======       ======       ======       ======       ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .......................   $5,491       $5,642       $6,554       $6,213       $5,012       $4,138       $4,551
Ratio of operating expenses to
  average net assets  ...........     0.98%(c)     0.96%        0.94%        0.93%        0.96%        0.98%(c)     0.95%
Ratio of net investment income
  to average net assets  ........     3.68%(c)     3.64%        4.07%        3.96%        3.91%        4.02%(c)     4.19%
Portfolio turnover rate  ........        9%          25%          27%          31%          20%           5%          52%
Ratio of operating expenses to
  average net assets without
  waivers  ......................     0.98%(c)     0.96%        0.94%        0.93%        1.04%        1.22%(c)     1.19%

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares, Class B Shares and Class C Shares commenced operations on November 30, 1992, May 16, 1996 and July 8, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.




                                           B Shares                                                        C Shares
    ----------------------------------------------------------------------------------        ----------------------------
    Period                                                                                    Period
    Ended             Year              Year              Year              Period            Ended             Period
    12/31/99(f)       Ended             Ended             Ended             Ended             12/31/99(f)       Ended
    (Unaudited)       6/30/99(f)        6/30/98           6/30/97(f)        6/30/96(f)        (Unaudited)       6/30/99(f)
    -----------       ----------        -------           ----------        ----------        -----------       ----------

    $10.21            $10.45            $10.40            $10.34            $10.36            $10.28            $10.48
    ------            ------            ------            ------            ------            ------            ------

      0.15              0.30              0.37              0.33              0.04              0.15              0.30

     (0.13)            (0.13)             0.11              0.10              0.00             (0.14)            (0.09)
    ------            ------            ------            ------            ------            ------            ------
      0.02              0.17              0.48              0.43              0.04              0.01              0.21
    ------            ------            ------            ------            ------            ------            ------

     (0.16)            (0.31)            (0.34)            (0.34)            (0.06)            (0.16)            (0.31)
     (0.05)            (0.10)            (0.09)            (0.03)               --             (0.05)            (0.10)
    ------            ------            ------            ------            ------            ------            ------
     (0.21)            (0.41)            (0.43)            (0.37)            (0.06)            (0.21)            (0.41)
    ------            ------            ------            ------            ------            ------            ------
    $10.02            $10.21            $10.45            $10.40            $10.34            $10.08            $10.28
    ======            ======            ======            ======            ======            ======            ======
      0.22%             1.51%             4.68%             4.24%             0.39%             0.12%             1.90%
    ======            ======            ======            ======            ======            ======            ======

    $1,105            $1,285            $  465            $  272            $   50            $  291            $  152

      1.73%(c)          1.71%             1.69%             1.68%             1.71%(c)          1.73%(c)          1.71%(c)

      2.93%(c)          2.88%             3.32%             3.21%             3.16%(c)          2.93%(c)          2.98%(c)
         9%               25%               27%               31%               20%                9%               25%

      1.73%(c)          1.71%             1.69%             1.68%             1.79%(c)          1.73%(c)          1.71%(c)





Munder Tax-Free Short-Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                              Y Shares
                                      ----------------------------------------------------------------------------------------
                                      Period
                                      Ended        Year         Year         Year         Year         Period       Year
                                      12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                      (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                      -----------  ----------   -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  .........................   $10.22       $10.47       $10.42       $10.34       $10.37       $ 10.17      $ 10.44
                                      ------       ------       ------       ------       ------       -------      -------
Income from investment operations:
Net investment income  ............     0.20         0.41         0.45         0.44         0.45          0.15         0.42
Net realized and unrealized
  gain/(loss) on investments  .....    (0.13)       (0.15)        0.14         0.11        (0.04)         0.20        (0.23)
                                      ------       ------       ------       ------       ------       -------      -------
Total from investment operations ..     0.07         0.26         0.59         0.55         0.41          0.35         0.19
                                      ------       ------       ------       ------       ------       -------      -------
Less distributions:
Dividends from net investment
  income  .........................    (0.21)       (0.41)       (0.45)       (0.44)       (0.44)        (0.15)       (0.44)
Distributions from net realized
  gains  ..........................    (0.05)       (0.10)       (0.09)       (0.03)          --            --        (0.02)
                                      ------       ------       ------       ------       ------       -------      -------
Total distributions  ..............    (0.26)       (0.51)       (0.54)       (0.47)       (0.44)        (0.15)       (0.46)
                                      ------       ------       ------       ------       ------       -------      -------
Net asset value, end of period  ...   $10.03       $10.22       $10.47       $10.42       $10.34       $ 10.37      $ 10.17
                                      ======       ======       ======       ======       ======       =======      =======
Total return (b)  .................     0.73%        2.42%        5.70%        5.40%        3.95%         3.43%        2.34%
                                      ======       ======       ======       ======       ======       =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .........................   $6,074       $7,905       $9,419       $7,511       $5,285       $11,100      $10,709
Ratio of operating expenses to
  average net assets  .............     0.73%(c)     0.71%        0.69%        0.68%        0.71%         0.73%(c)     0.70%
Ratio of net investment income to
  average net assets  .............     3.93%(c)     3.88%        4.32%        4.21%        4.16%         4.27%(c)     4.44%
Portfolio turnover rate  ..........        9%          25%          27%          31%          20%            5%          52%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     0.73%(c)     0.71%        0.69%        0.68%        0.79%         0.97%(c)     0.94%

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class Y Shares commenced operations on December 17, 1992.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

Munder Short Term Treasury Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               Y Shares
                                                ----------------------------------------------------------------
                                                Period
                                                Ended             Year              Year              Period
                                                12/31/99          Ended             Ended             Ended
                                                (Unaudited)       6/30/99(d)        6/30/98(d)        6/30/97(d)
                                                -----------       ----------        ----------        ----------
Net asset value, beginning of period  .......   $  9.94           $ 10.05           $ 10.01           $ 10.00
                                                -------           -------           -------           -------
Income from investment operations:
Net investment income  ......................      0.23              0.47              0.53              0.22
Net realized and unrealized gain/(loss) on
  investments  ..............................     (0.06)            (0.01)             0.04              0.01
                                                -------           -------           -------           -------
Total from investment operations  ...........      0.17              0.46              0.57              0.23
                                                -------           -------           -------           -------
Less distributions:
Dividends from net investment income  .......     (0.24)            (0.49)            (0.53)            (0.22)
Dividends from net realized gains  ..........     (0.03)            (0.08)               --                --
                                                -------           -------           -------           -------
Total distributions  ........................     (0.27)            (0.57)            (0.53)            (0.22)
                                                -------           -------           -------           -------
Net asset value, end of period  .............   $  9.84           $  9.94           $ 10.05           $ 10.01
                                                =======           =======           =======           =======
Total return (b)  ...........................      1.76%             4.63%             5.81%             2.30%
                                                =======           =======           =======           =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)  .......   $29,186           $31,345           $38,466           $49,055
Ratio of operating expenses to average net
  assets  ...................................      0.53%(c)          0.52%             0.52%             0.52%(c)
Ratio of net investment income to average
  net assets  ...............................      4.63%(c)          4.71%             5.24%             5.26%(c)
Portfolio turnover rate  ....................        28%               89%              104%               40%
Ratio of operating expenses to average net
  assets without expenses reimbursed by
  investment advisor  .......................      0.53%(c)          0.52%             0.63%             0.55%(c)

----------------
(a) The Munder Short Term Treasury Fund Class Y Shares commenced operations on January 29, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

Munder Cash Investment Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99      6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  -------      -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $   1.00     $   1.00     $   1.00     $  1.00      $   1.00     $  1.00      $  1.00
                                   --------     --------     --------     -------      --------     -------      -------
Income from investment
  operations:
Net investment income  .........      0.024        0.045        0.049       0.047         0.049       0.018        0.039
                                   --------     --------     --------     -------      --------     -------      -------
Total from investment
  operations  ..................      0.024        0.045        0.049       0.047         0.049       0.018        0.039
                                   --------     --------     --------     -------      --------     -------      -------
Less distributions:
Dividends from net investment
  income  ......................     (0.024)      (0.045)      (0.049)     (0.047)       (0.049)     (0.018)      (0.039)
                                   --------     --------     --------     -------      --------     -------      -------
Total distributions  ...........     (0.024)      (0.045)      (0.049)     (0.047)       (0.049)     (0.018)      (0.039)
                                   --------     --------     --------     -------      --------     -------      -------
Net asset value, end of period     $   1.00     $   1.00     $   1.00     $  1.00      $   1.00     $  1.00      $  1.00
                                   ========     ========     ========     =======      ========     =======      =======
Total return (b)  ..............       2.40%        4.58%        5.04%       4.80%         5.02%       1.78%        3.97%
                                   ========     ========     ========     =======      ========     =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $142,343     $135,705     $133,663     $96,192      $116,622     $52,530      $40,239
Ratio of operating expenses to
  average net assets  ..........       0.79%(c)     0.78%        0.76%       0.80%         0.78%       0.77%(c)     0.80%
Ratio of net investment income
  to average net assets  .......       4.73%(c)     4.48%        4.92%       4.71%         4.88%       5.39%(c)     4.02%
Ratio of operating expenses to
  average net assets without
  waivers  .....................       0.79%(c)     0.78%        0.76%       0.80%         0.78%       0.79%(c)     0.83%

----------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.


                      See Notes to Financial Statements.

                                                          Y Shares
    ----------------------------------------------------------------------------------------------------------------
    Period
    Ended            Year             Year             Year             Year             Period           Year
    12/31/99         Ended            Ended            Ended            Ended            Ended            Ended
    (Unaudited)      6/30/99          6/30/98          6/30/97          6/30/96          6/30/95(d)       2/28/95(e)
    -----------      -------          -------          -------          -------          ----------       ----------
    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    --------         --------         --------         --------         --------         --------         --------

       0.025            0.047            0.051            0.050            0.051            0.019            0.042
    --------         --------         --------         --------         --------         --------         --------
       0.025            0.047            0.051            0.050            0.051            0.019            0.042
    --------         --------         --------         --------         --------         --------         --------

      (0.025)          (0.047)          (0.051)          (0.050)          (0.051)          (0.019)          (0.042)
    --------         --------         --------         --------         --------         --------         --------
      (0.025)          (0.047)          (0.051)          (0.050)          (0.051)          (0.019)          (0.042)
    --------         --------         --------         --------         --------         --------         --------
    $   1.00         $   1.00         $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
    ========         ========         ========         ========         ========         ========         ========
        2.53%            4.84%            5.30%            5.07%            5.27%            1.87%            4.23%
    ========         ========         ========         ========         ========         ========         ========

    $252,986         $358,125         $327,417         $279,427         $317,825         $340,394         $324,793

        0.54%(c)         0.53%            0.51%            0.55%            0.53%            0.52%(c)         0.55%

        4.98%(c)         4.72%            5.17%            4.96%            5.13%            5.64%(c)         4.27%

        0.54%(c)         0.53%            0.51%            0.55%            0.53%            0.54%(c)         0.58%

Munder Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                      A Shares
                                           ---------------------------------------------------------------
                                           Period
                                           Ended         Year          Year          Year          Period
                                           12/31/99(f)   Ended         Ended         Ended         Ended
                                           (Unaudited)   6/30/99       6/30/98(f)    6/30/97       6/30/96
                                           -----------   -------       ----------    -------       -------
Net asset value, beginning of period ...   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                           -------       -------       -------       -------       -------
Income from investment operations:
Net investment income ..................     0.022         0.044         0.048         0.046         0.048
                                           -------       -------       -------       -------       -------
Total from investment operations .......     0.022         0.044         0.048         0.046         0.048
                                           -------       -------       -------       -------       -------
Less distributions:
Dividends from net investment income ...    (0.022)       (0.044)       (0.048)       (0.046)       (0.048)
                                           -------       -------       -------       -------       -------
Total distributions  ...................    (0.022)       (0.044)       (0.048)       (0.046)       (0.048)
                                           -------       -------       -------       -------       -------
Net asset value, end of period  ........   $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
                                           =======       =======       =======       =======       =======
Total return (b)  ......................      2.27%         4.45%         4.89%         4.72%         4.83%
                                           =======       =======       =======       =======       =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in 000's) ...   $23,374       $17,463       $14,749       $ 3,655       $    23
Ratio of operating expenses to average
  net assets  ..........................      0.90%(c)      0.87%         0.89%         0.89%         0.87%(c)
Ratio of net investment income to
  average net assets  ..................      4.45%(c)      4.36%         4.78%         4.61%         4.84%(c)
Ratio of operating expenses to average
  net assets without waivers  ..........      0.90%(c)      0.87%         0.89%         0.89%         0.87%(c)

----------------
(a) The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

                                                         B Shares
    --------------------------------------------------------------------------------------------------------------------
    Period
    Ended             Year              Year              Year              Year              Period            Period
    12/31/99(f)       Ended             Ended             Ended             Ended             Ended             Ended
    (Unaudited)       6/30/99           6/30/98(f)        6/30/97           6/30/96           6/30/95(d,e)      12/31/94
    -----------       -------           ----------        -------           -------           ------------      --------
    $  1.00           $  1.00           $  1.00           $  1.00           $  1.00           $  1.00           $  1.00
    -------           -------           -------           -------           -------           -------           -------

      0.019             0.036             0.040             0.039             0.041             0.020             0.030
    -------           -------           -------           -------           -------           -------           -------
      0.019             0.036             0.040             0.039             0.041             0.020             0.030
    -------           -------           -------           -------           -------           -------           -------

     (0.019)           (0.036)           (0.040)           (0.039)           (0.041)           (0.020)           (0.030)
    -------           -------           -------           -------           -------           -------           -------
     (0.019)           (0.036)           (0.040)           (0.039)           (0.041)           (0.020)           (0.030)
    -------           -------           -------           -------           -------           -------           -------
   $  1.00           $  1.00           $  1.00           $  1.00           $  1.00           $  1.00           $  1.00
    =======           =======           =======           =======           =======           =======           =======
       1.89%             3.67%             4.09%             3.92%             4.13%             1.99%             2.97%
    =======           =======           =======           =======           =======           =======           =======

    $25,518           $10,133           $   658           $   451           $   124           $   371           $   501
       1.65%(c)          1.62%             1.64%             1.64%             1.62%             1.60%(c)          1.60%(c)
       3.70%(c)          3.49%             4.04%             3.86%             4.09%             4.46%(c)          3.36%(c)

       1.65%(c)          1.62%             1.64%             1.64%             1.62%             1.66%(c)          3.34%(c)

Munder Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                               C Shares
                                                -------------------------------------------------------------
                                                Period
                                                Ended             Year              Year              Period
                                                12/31/99(f)       Ended             Ended             Ended
                                                (Unaudited)       6/30/99(f)        6/30/98(f)        6/30/97
                                                -----------       ----------        ----------        -------
Net asset value, beginning of period ........   $  1.00           $  1.00           $  1.00           $  1.00
                                                -------           -------           -------           -------
Income from investment operations:
Net investment income  ......................     0.019             0.036             0.040             0.027
                                                -------           -------           -------           -------
Total from investment operations  ...........     0.019             0.036             0.040             0.027
                                                -------           -------           -------           -------
Less distributions:
Dividends from net investment income ........    (0.019)           (0.036)           (0.040)           (0.027)
                                                -------           -------           -------           -------
Total distributions  ........................    (0.019)           (0.036)           (0.040)           (0.027)
                                                -------           -------           -------           -------
Net asset value, end of period  .............   $  1.00           $  1.00           $  1.00           $  1.00
                                                =======           =======           =======           =======
Total return (b)  ...........................      1.89%             3.68%             4.10%             2.75%
                                                =======           =======           =======           =======
Ratios to average net assets/supplemental
  data:
Net assets, end of period (in 000's)  .......   $ 7,252           $ 2,324           $     1           $ 1,755
Ratio of operating expenses to average net
  assets  ...................................      1.65%(c)          1.62%             1.64%             1.64%(c)
Ratio of net investment income to average
  net assets  ...............................      3.70%(c)          3.59%             4.03%             3.86%(c)
Ratio of operating expenses to average net
  assets without waivers  ...................      1.65%(c)          1.62%             1.64%             1.64%(c)

----------------
(a) The Munder Money Market Fund Class C Shares and Class Y Shares commenced operations on October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was December 31.

(e) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

                                                          Y Shares
    --------------------------------------------------------------------------------------------------------------
    Period
    Ended            Year             Year             Year             Year             Period           Year
    12/31/99(f)      Ended            Ended            Ended            Ended            Ended            Ended
    (Unaudited)      6/30/99          6/30/98          6/30/97          6/30/96          6/30/95(d,e)     12/31/94
    -----------      -------          -------          -------          -------          ------------     --------
    $  1.00          $   1.00         $  1.00          $   1.00         $   1.00         $   1.00         $   1.00
    -------          --------         -------          --------         --------         --------         --------

      0.024             0.046           0.050             0.049            0.051            0.024            0.040
    -------          --------         -------          --------         --------         --------         --------
      0.024             0.046           0.050             0.049            0.051            0.024            0.040
    -------          --------         -------          --------         --------         --------         --------

     (0.024)           (0.046)         (0.050)           (0.049)          (0.051)          (0.024)          (0.040)
    -------          --------         -------          --------         --------         --------         --------
     (0.024)           (0.046)         (0.050)           (0.049)          (0.051)          (0.024)          (0.040)
    -------          --------         -------          --------         --------         --------         --------
    $  1.00          $   1.00         $  1.00          $   1.00         $   1.00         $   1.00         $   1.00
    =======          ========         =======          ========         ========         ========         ========
       2.40%             4.71%           5.14%             4.97%            5.17%            2.44%            3.88%
    =======          ========         =======          ========         ========         ========         ========

    $43,269          $139,388         $68,689          $124,621         $223,396         $263,513         $145,685
       0.65%(c)          0.62%           0.64%             0.64%            0.62%            0.60%(c)         0.60%
       4.70%(c)          4.55%           5.03%             4.86%            5.09%            5.46%(c)         3.81%
       0.65%(c)          0.62%           0.64%             0.64%            0.62%            0.66%(c)         0.74%





Munder Tax-Free Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99      6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  -------      -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
Income from investment
  operations:
Net investment income ..........     0.013        0.025        0.028        0.028        0.029        0.011        0.023
                                   -------      -------      -------      -------      -------      -------      -------
Total from investment
  operations  ..................     0.013        0.025        0.028        0.028        0.029        0.011        0.023
                                   -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ......................    (0.013)      (0.025)      (0.028)      (0.028)      (0.029)      (0.011)      (0.023)
                                   -------      -------      -------      -------      -------      -------      -------
Total distributions ............    (0.013)      (0.025)      (0.028)      (0.028)      (0.029)      (0.011)      (0.023)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                   =======      =======      =======      =======      =======      =======      =======
Total return (b) ...............      1.33%        2.51%        2.87%        2.78%        2.89%        1.09%        2.33%
                                   =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $80,168      $67,847      $72,007      $ 5,205      $10,582      $ 8,530      $ 4,539
Ratio of operating expenses to
  average net assets  ..........      0.82%(c)     0.80%        0.79%        0.78%        0.78%        0.79%(c)     0.80%
Ratio of net investment income
  to average net assets  .......      2.64%(c)     2.48%        2.83%        2.76%        2.89%        3.26%(c)     2.29%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      0.82%(c)     0.80%        0.79%        0.78%        0.80%        0.84%(c)     0.85%

FN>
----------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares
    commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital
    Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital
    Management, Inc. and Munder Capital Management, Inc.


                      See Notes to Financial Statements.




                                              Y Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99       6/30/98       6/30/97       6/30/96       6/30/95(d)    2/28/95(e)
    -----------   -------       -------       -------       -------       ----------    ----------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    -------       -------       -------       -------       -------       -------       -------

      0.015         0.027         0.031         0.030         0.031         0.012         0.026
    -------       -------       -------       -------       -------       -------       -------
      0.015         0.027         0.031         0.030         0.031         0.012         0.026
    -------       -------       -------       -------       -------       -------       -------

     (0.015)       (0.027)       (0.031)       (0.030)       (0.031)       (0.012)       (0.026)
    -------       -------       -------       -------       -------       -------       -------
     (0.015)       (0.027)       (0.031)       (0.030)       (0.031)       (0.012)       (0.026)
    -------       -------       -------       -------       -------       -------       -------
    $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00       $  1.00
    =======       =======       =======       =======       =======       =======       =======
       1.45%         2.76%         3.13%         3.04%         3.16%         1.19%         2.59%
    =======       =======       =======       =======       =======       =======       =======

    $22,437       $21,791       $20,397       $22,951       $25,594       $23,430       $30,884

       0.57%(c)      0.55%         0.54%         0.53%         0.53%         0.54%(c)      0.55%

       2.89%(c)      2.73%         3.08%         3.01%         3.14%         3.51%(c)      2.54%

       0.57%(c)      0.55%         0.54%         0.53%         0.55%         0.59%(c)      0.60%

Munder U.S. Treasury Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        A Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  ----------   -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                   -------      -------      -------      -------      -------      -------      -------
Income from investment
  operations:
Net investment income ..........     0.021        0.041        0.047        0.046        0.047        0.017        0.037
                                   -------      -------      -------      -------      -------      -------      -------
Total from investment
  operations  ..................     0.021        0.041        0.047        0.046        0.047        0.017        0.037
                                   -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ......................    (0.021)      (0.041)      (0.047)      (0.046)      (0.047)      (0.017)      (0.037)
                                   -------      -------      -------      -------      -------      -------      -------
Total distributions ............    (0.021)      (0.041)      (0.047)      (0.046)      (0.047)      (0.017)      (0.037)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                   =======      =======      =======      =======      =======      =======      =======
Total return (b) ...............      2.15%        4.23%        4.76%        4.66%        4.77%        1.72%        3.72%
                                   =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $11,914      $27,040      $ 8,646      $ 5,319      $ 1,620      $ 1,117      $ 3,815
Ratio of operating expenses to
  average net assets  ..........      0.86%(c)     0.83%        0.82%        0.79%        0.79%        0.80%(c)     0.80%
Ratio of net investment income
  to average net assets  .......      4.24%(c)     4.10%        4.67%        4.54%        4.64%        5.13%(c)     3.63%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      0.86%(c)     0.83%        0.82%        0.79%        0.81%        0.85%(c)     0.85%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.


                      See Notes to Financial Statements.

                                              Y Shares
    ----------------------------------------------------------------------------------------------
    Period
    Ended         Year          Year          Year          Year          Period        Year
    12/31/99      Ended         Ended         Ended         Ended         Ended         Ended
    (Unaudited)   6/30/99(f)    6/30/98       6/30/97       6/30/96       6/30/95(d)    2/28/95(e)
    -----------   ----------    -------       -------       -------       ----------    ----------
    $  1.00       $  1.00       $  1.00       $   1.00      $   1.00      $   1.00      $   1.00
    -------       -------       -------       --------      --------      --------      --------

      0.023         0.044         0.049          0.048         0.049         0.018         0.039
    -------       -------       -------       --------      --------      --------      --------
      0.023         0.044         0.049          0.048         0.049         0.018         0.039
    -------       -------       -------       --------      --------      --------      --------
     (0.023)       (0.044)       (0.049)        (0.048)       (0.049)       (0.018)       (0.039)
    -------       -------       -------       --------      --------      --------      --------
     (0.023)       (0.044)       (0.049)        (0.048)       (0.049)       (0.018)       (0.039)
    -------       -------       -------       --------      --------      --------      --------
    $  1.00       $  1.00       $  1.00       $   1.00      $   1.00      $   1.00      $   1.00
    =======       =======       =======       ========      ========      ========      ========
       2.28%         4.33%         5.00%          4.91%         5.02%         1.80%         4.01%
    =======       =======       =======       ========      ========      ========      ========

    $25,769       $33,967       $37,437       $233,549      $309,873      $231,055      $240,590

       0.61%(c)      0.58%         0.57%          0.54%         0.54%         0.55%(c)      0.55%

       4.49%(c)      4.40%         4.92%          4.79%         4.89%         5.38%(c)      3.88%

       0.61%(c)      0.58%         0.57%          0.54%         0.56%         0.60%(c)      0.60%




The Munder Funds
  Notes To Financial Statements, December 31, 1999

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 29 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Munder Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.


MFI:
Income Funds
Munder International Bond Fund
Munder Short Term Treasury Fund

Money Market Fund
Munder Money Market Fund

MFT:
Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-FreeShort Intermediate Bond Fund

Money Market Funds
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund


      The Income Funds (with the exception of the Munder Short Term Treasury
Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Short Term Treasury Fund offers two classes of shares -- Michigan Municipal Shares (formerly Class K Shares) and Class Y shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Funds and the Michigan Municipal share class of the Munder Short Term Treasury Fund are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund, which are classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Exchange Contracts: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.


      Foreign Currency: The books and records of Munder International Bond Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.






      Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

      As determined on June 30, 1999, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.






      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisor and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                         Fees on Average
                                                        Daily Net Assets
                                                        ----------------
The Income Funds (excluding Munder Short Term
Treasury Fund) ......................................         0.50%
Munder Short Term Treasury Fund .....................         0.25%
The Money Market Funds (excluding Munder Money
  Market Fund) ......................................         0.35%
Munder Money Market Fund ............................         0.40%


      Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $179,932 for its shareholder services to the Funds for the period ended December 31, 1999.

      Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended per year, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor or Comerica received any compensation from MFI or MFT.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the period ended December 31, 1999, the Distributor paid $4,458 and $17,295 to Comerica Securities and LPM, respectively for shareholder services provided to the Funds.






      For the period ended December 31, 1999, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans were as follows:

                                                          Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Income Funds (excluding Munder Short Term
  Treasury Fund) ....................................      0.25%        1.00%        1.00%         0.25%
Munder Short Term Treasury Fund .....................       N/A          N/A          N/A           N/A
The Money Market Funds (excluding Munder Money
  Market Fund) ......................................      0.25%         N/A          N/A          0.15%
Munder Money Market Fund ............................      0.25%        1.00%        1.00%          N/A


4. Securities Transactions

      For the period ended December 31, 1999, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Bond Fund ....................................      $ 71,404,915         $ 87,467,033
Munder Intermediate Bond Fund .......................       175,485,120          172,197,105
Munder International Bond Fund ......................        30,809,812           35,051,679
Munder Michigan Tax-Free Bond Fund ..................         4,295,191           19,687,978
Munder Tax-Free Bond Fund ...........................         5,203,110           29,317,495
Munder Tax-Free Short-Intermediate Bond Fund ........        23,885,012           64,209,759


      For the period ended December 31, 1999, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Bond Fund ....................................      $ 69,489,431         $ 64,268,533
Munder Intermediate Bond Fund .......................       152,190,312          209,280,181
Munder International Bond Fund ......................         1,457,109                   --
Munder U.S. Government Income Fund ..................        15,873,813           34,651,446
Munder Short Term Treasury Fund .....................         7,556,992           11,035,625





      At December 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                   Tax Basis      Tax Basis
                                                   Unrealized     Unrealized
                                                  Appreciation   Depreciation
Munder Bond Fund ..............................    $   73,687     $12,780,694
Munder Intermediate Bond Fund .................        61,839      14,884,489
Munder International Bond Fund ................     1,571,064       3,215,194
Munder U.S. Government Income Fund ............       744,902      11,078,926
Munder Michigan Tax-Free Bond Fund ............       399,206       2,919,606
Munder Tax-Free Bond Fund .....................     2,146,713       6,440,372
Munder Tax-Free Short-Intermediate Bond Fund ..     1,321,441       2,986,587
Munder Short Term Treasury Fund ...............            --         309,129


5. Concentration

      The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 1999, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 47.5%, 25.2% and 16.4% of holdings, respectively.

      The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

6. Organizational Costs

      Expenses incurred prior to June 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.






7. Capital Loss Carryforwards

      As determined at June 30, 1999, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                            Expiring   Expiring   Expiring    Expiring      Expiring    Expiring
                  Fund                        2000       2001       2002        2003          2005        2007
                  ----                      --------   --------   --------    --------      --------    --------
Munder Intermediate Bond Fund ...........         --         --         --   $8,154,852   $11,240,318         --
Munder International Bond Fund ..........         --         --         --           --            --    $11,521
Munder Cash Investment Fund .............    $ 1,650         --         --           --            --         --
Munder Tax-Free Money Market Fund .......     57,257    $39,684    $15,088       12,291            --         --


8. Subsequent Event

      On February 14, 2000 the Board of Directors of Munder Funds, Inc. voted to close and liquidate the Munder Short Term Treasury Fund effective
April 17, 2000.




                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116













                                          (OUTSIDE BACK COVER)

SANNINC&MM1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.





                                            (OUTSIDE FRONT COVER)

                                                   CLASS K SHARES

                                                      Semi-Annual
                                                           Report


[ LOGO ]

                                                DECEMBER 31, 1999
Investments
  for all seasons


                                          THE MUNDER EQUITY FUNDS
                                                         Balanced
                                                  Growth & Income
                                                        Index 500
                                             International Equity
                                                 Micro-Cap Equity
                                              Multi-Season Growth
                                    Real Estate Equity Investment
                                                  Small-Cap Value
                                             Small Company Growth
                                                            Value

                                     THE MUNDER FRAMLINGTON FUNDS
                                     Framlington Emerging Markets
                                           Framlington Healthcare
                                 Framlington International Growth

                                          THE MUNDER INCOME FUNDS
                                                             Bond
                                                Intermediate Bond
                                               International Bond
                                           U.S. Government Income
                                           Michigan Tax-Free Bond
                                                    Tax-Free Bond
                                 Tax-Free Short-Intermediate Bond

                                    THE MUNDER MONEY MARKET FUNDS
                                                  Cash Investment
                                            Tax-Free Money Market
                                       U.S. Treasury Money Market




                                                (INSIDE FRONT COVER)

                                                "Another striking
                                                feature of the market
                                                during the last half of
                                                1999, was its increas-
                                                ingly active trading."


The Munder Funds
        Letter to shareholders

Dear fellow shareholders:

     I hope that you are pleased with the performance and operations of the Munder Funds. On the following pages you will find the most recent financial information for your investment.

     During the past six months, bond market returns suffered from interest rate increases while the stock market continued its upward climb. Within the stock market, the focus shifted from a "bigger is better" mentality to "nearly anything in the technology sector" mentality. The allure of technology stocks was in part due to their overall increasingly attractive fundamentals. Increased earnings and better than expected profits turned attention to technology stocks. The prices of these stocks were also boosted by a momentum psychology. As more and more investors committed money into the day's current winners, the prices of technology stocks reached unprecedented valuations. It is interesting to note that some of the best performing stocks in this sector were the stocks of companies with no earnings.

     Another striking feature of the market during the last half of 1999, was its increasingly active trading. Stocks are now held for an average of eight months, down from the two-year holding period that was more typical a decade ago. The 50 NASDAQ stocks with the heaviest trading were held for an average of only three weeks. At the Munder Funds, we consider ourselves "owners" as opposed to "renters" when we purchase a stock. In our view, this hyperactive trading is more akin to speculation than to investing. In all of the Munder Funds, from our core stock and bond funds to our specialty funds, we take a long-term approach to investing assets. We focus on fundamentals. Our core portfolios remain diversified and fully invested.

     We recognize, however, that some investment plans call for increased exposure to a particular segment of the market. For that reason, the Munder Family of Mutual Funds has particular expertise in specialty or niche funds. In some market environments, these specialty funds - including international growth, emerging markets, healthcare and technology - will generate the strongest performance. In other market environments, the diversification of our core funds will post the best relative returns. Our goal is to offer you a well-balanced menu of investment alternatives from which you can construct a portfolio appropriate for your investment goals and risk levels. As part of our continuing commitment to a diversified selection of mutual funds, the Munder Future Technology Fund was added to the Munder roster of funds in August, 1999.

     If you have any questions about any of these mutual fund offerings, or your current investments, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries or through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

     Very truly yours,

     /s/ James C. Robinson
     James C. Robinson,  CEO
     Munder Capital Management




Table of
  Contents

EQUITY FUNDS OVERVIEW
            iv     Munder Balanced Fund
            v      Munder Growth & Income Fund
            v      Munder Index 500 Fund
            v      Munder International Equity Fund
            vi     Munder Micro-Cap Equity Fund
            vii    Munder Multi-Season Growth Fund
            vii    Munder Real Estate Equity Investment Fund
            viii   Munder Small-Cap Value Fund
            viii   Munder Small Company Growth Fund
            ix     Munder Value Fund
            x      Munder Framlington Emerging Markets Fund
            x      Munder Framlington Healthcare Fund
            xi     Munder Framlington International Growth Fund
FIXED INCOME FUNDS OVERVIEW
            xii    Munder Bond Fund
            xiii   Munder Intermediate Bond Fund
            xiii   Munder International Bond Fund
            xiv    Munder U.S. Government Income Fund
            xv     Munder Michigan Tax-Free Bond Fund
            xvi    Munder Tax-Free Bond Fund
            xvi    Munder Tax-Free Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS --
                   Equity Funds:
            1      Munder Balanced Fund
            6      Munder Growth & Income Fund
            8      Munder Index 500 Fund
            18     Munder International Equity Fund
            31     Munder Micro-Cap Equity Fund
            33     Munder Multi-Season Growth Fund
            35     Munder Real Estate Equity Investment Fund
            36     Munder Small-Cap Value Fund
            38     Munder Small Company Growth Fund
            40     Munder Value Fund
            42     Munder Framlington Emerging Markets Fund
            47     Munder Framlington Healthcare Fund
            50     Munder Framlington International Growth Fund

-----------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.


                                      i




                  Income Funds:
            54    Munder Bond Fund
            57    Munder Intermediate Bond Fund
            60    Munder International Bond Fund
            63    Munder U.S. Government Income Fund
            66    Munder Michigan Tax-Free Bond Fund
            71    Munder Tax-Free Bond Fund
            78    Munder Tax-Free Short Intermediate Bond Fund
                  Money Market Funds:
            86    Munder Cash Investment Fund
            89    Munder Tax-Free Money Market Fund
            100   Munder U.S. Treasury Money Market Fund
            102   Financial Statements
            141   Financial Highlights
            165   Notes to Financial Statements


                                     ii



Management's Discussion of
  Fund Performance

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Stock Market

      Portfolio diversification did not help the performance of domestic stock portfolios in 1999. Technology dominated all size segments of the market. In fact, the commanding performance of technology stocks resulted in a two-tiered U.S. stock market in 1999. Close to half of the stocks in the S&P 500 universe posted a negative return for the year. In contrast, the technology sector of that universe generated a return of almost 79%. Technology stocks, which make up 70% of the NASDAQ Composite, powered that index to an 86% return, a record for a U.S. stock market index.

      In large part, the strong performance of technology stocks was due to strong fundamentals and continued strength in both the actual and projected earnings of stocks in that sector. The prices of technology stocks were also boosted by a momentum psychology. Investors poured money into the current winners, helping to drive the technology group to unprecedented valuations.

      In the technology-dominated environment of 1999, diversification would tend to hold back performance of any broad based stock portfolio, and this was no different for any of the diversified stock portfolios in the Munder Family of Mutual Funds. Interestingly, the search for reasonable valuations-- the relationship between the price of a stock and the estimated growth of its future earnings, also dragged down returns. Although among the equity sectors, technology was our largest commitment (approximately 24% at year-end), concerns about the extreme valuations prevented us from investing in those technology stocks with the highest ratios of current price-to-projected earnings. Lack of earnings also caused us to avoid many of the Internet stocks. These were exactly the key stocks driving technology returns in 1999.

      We anticipate continued market strength in 2000. Among the positive factors for the market are the likelihood of continued economic growth and low to moderate inflation. Productivity should continue to improve, which will boost corporate earnings even in an environment where


                                     iii



firms have little or no pricing power. With one-third of S&P 500 earnings coming from abroad, the global recovery will also be a positive for U.S. companies. While we look forward to some broadening of the market, we anticipate the technology sector will continue to do well given its strong fundamentals. However, investors may become somewhat more discerning about their technology purchases with an increased focus on valuation. Differentiation in the growth of technology companies' earnings may also lead to more selectivity within the sector, especially in the Internet space where investors and analysts are now beginning to focus on "the path to profitability" rather than just the novelty of a new idea.

      We are maintaining our portfolio diversification by continuing a market weighting in the technology sector as we move into the new year. Given that the market won't go up indefinitely, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. That having been said, we expect to see greater volatility in the market. In this upcoming environment it will be even more important for investors to focus on their long-term goals, and to look past short-term market swings.

      Although we remain positive about the market's prospects, there are risks on the horizon -- the primary one being the potential for the Federal Reserve to further tighten monetary policy by raising interest rates. The Fed is clearly concerned about stock valuations and the possibility of an "asset bubble". It appears determined to raise rates until the speculative excesses are wrung out of the market. The resulting reduction in liquidity would have a negative impact on both the stock and bond markets.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K Shares, net of Fund expenses.

MUNDER BALANCED FUND

Fund Manger: The Munder Balanced Fund Committee

      The Fund earned a return of 11.16% for six months ending December 31, 1999, relative to the 4.73% return for a 60%/40% blend of the S&P 500 Index and the Lehman Government/Corporate Bond Index and the 3.00% average return for the Lipper universe of balanced mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. As of December 31, 1999, the asset allocation of the Fund was approximately 25% fixed income and 75% equities.

      The Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund range from growth to value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund includes bonds from the corporate, government and mortgage- related sectors of the market.

      Continuing the pattern of the past several months, the Fund's small company holdings drove performance for the quarter as well as for the year. Among the small company holdings, technology stocks and energy stocks were major positive contributors to performance. Within the technology sector, stocks related to the semiconductor group were among the leaders.

      During 1999, momentum psychology has ruled in the stock market, leading to the significant outperformance of growth stocks. As a result, the returns of the value stocks held in the Fund reflected the lackluster returns that value stocks earned in the overall market. In an environment of

                                     iv




rising interest rates, the fixed income component of the Fund showed the weakest performance for both the quarter and for the year.

MUNDER GROWTH & INCOME FUND

Fund Managers: Otto G. Hinzmann, Jr. and Geoffrey A. Wilson, CFA

      The Fund exhibited a return of -4.81% for the six months ending December 31, 1999, relative to the 7.70% for the S&P 500 Index and for the -5.09% average return for the Lipper universe of equity income mutual funds. The Fund has earned above-average returns for the one-month, three- month, six-month, three-year and five-year time periods ending December 31, 1999.

      The strongest groups within the Fund during the quarter were basic materials and consumer cyclicals, both of which rose by 17%. During a period of general weakness in utility stocks, the Fund benefited from the announcement that one of its holdings in that sector was being acquired. Reflecting the weakness in food and restaurant stocks, the Fund's consumer staples stocks declined by 1% for the quarter. REIT holdings also declined during the quarter, falling by 2.5%. Returns in the energy, healthcare and communication services sectors were relatively unchanged during that same time period.

MUNDER INDEX 500 FUND

Fund Managers: Todd B. Johnson and Ken A. Schluchter

      The Fund earned a return of 7.42% for the six months ending December 31, 1999, compared to the 7.39% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index, which earned a return of 7.70%. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month and one-year time periods ending December 31, 1999.

      Technology stocks dominated virtually every U.S. stock market index for the quarter and for the year, and the S&P 500 Index was no exception. By the end of 1999, technology stocks accounted for approximately 30% of the capitalization of the S&P 500 Index. In fact, the technology sector had created a two-tiered S&P 500 universe in 1999. Close to half of the stocks in the S&P 500 universe generated a negative return for the year. In contrast, the technology sector of the S&P universe generated a return of almost 79% for 1999. The runner-up S&P sector was capital goods with a 30% return.

      Weaker sectors within the S&P 500 universe included utilities, transportation, consumer staples and healthcare, all having negative returns for the year.

      Since the goal of the Fund is to track the total returns of the S&P 500 Index, the weighting of each of the 500 stocks in the Fund is monitored closely, relative to its weight in the S&P 500 universe. Cash flows are invested promptly in order to minimize their impact on the Fund's return.

MUNDER INTERNATIONAL EQUITY FUND

Fund Managers: Theodore Miller and Todd B. Johnson

      The Fund generated a return of 28.31% for the six months ending December 31, 1999, relative to the 23.98% return for the FT/S&P Actuaries World ex-U.S. Index and the 30.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund has outperformed the FT/S&P Actuaries World ex-U.S. Index for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year time periods ending December 31, 1999. The Fund finished in the top one-third of all international equity managers for 1999 and the top 29th percentile for the five-year time period ending December 31, 1999.


                                      v



      The returns of the Fund reflected the rebound in the global economy. The broad diversification of the Fund, with over 620 stocks representing over 40 countries continues to be an important key to the strong relative performance of the Fund.

      International markets experienced strong returns in 1999. In fact, most of the broad international indices generated higher returns than the S&P 500 Index. Additionally, for the fourth quarter and the year as a whole, the emerging markets exhibited the strongest returns. The Russian market benefited from economic recovery following devaluation in late 1999 and increased prospects for political stability. Turkey's stock market has also been strong, reflecting the drastic economic changes that have taken place in that country. The Turkish government has finally decided to tackle inflation that was running at over 60%. Based on this change in economic policy, the Turkish market showed a return of 85% for the quarter and over 194% for the year.

      The strength of technology and telecommunications stocks in the U.S. was mirrored around the globe. In continental Europe, the telecommunications and electronics sectors were among the strongest sectors for 1999. Finland's stock market has been pushed higher by the strong performance of Nokia, the largest stock in the Finish stock index.

      The Japanese market had strong returns in 1999 with the 52% rise in the Nikkei average (in U.S. dollars) significantly outpacing the S&P 500. Part of the reason for the strength in the Japanese market has been heavy inflows into the Japanese market in the expectation that the Japanese economy is finally recovering. The increasing commitment of Japanese firms to meaningful restructuring has also been a positive for the Japanese market.

MUNDER MICRO-CAP EQUITY FUND

Fund Managers The Munder Micro-Cap Equity Fund Committee

      The Fund earned a return of 47.77% for the six months ending December 31, 1999, relative to the 23.18% return for the Wilshire Micro-Cap Index and the 16.46% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending December 31, 1999.

      Investors were momentum-driven especially during the fourth quarter of 1999, seeking high growth stocks. This benefited some of the smallest capitalization stocks, with the Wilshire Micro- Cap Index (+27.42%) earning a higher return than such small company benchmarks as the Russell 2000 Index (+18.45%) or the S&P SmallCap 600 Index (+12.46%). In all size segments of the market, including the micro-cap segment, technology dominated performance. Among micro-cap technology stocks, software, telecommunications, electronic components and semiconductor stocks led returns.

      Approximately two-thirds of the strong absolute and relative performance of the Fund during the fourth quarter of 1999 was due to stock selection with the remaining one-third due to sector selection. During the fourth quarter of 1999, Technology and producer durables were the strongest sectors of the Wilshire Micro-Cap Index, the Fund's benchmark, driving most of the Index's return. Good stock selection within each of these sectors boosted the relative performance of the Fund. Strong stock selection in most other sectors of the Fund, including consumer discretionary, also benefited the Fund's performance.

      At the end of the year the Fund's largest sector was technology with a 32% weighting, a weighting that was relatively steady throughout the year. The second largest sector within the Fund was consumer discretionary, with a weighting of 28%.

                                     vi




MUNDER MULTI-SEASON GROWTH FUND

Fund Managers: Leonard J. Barr II, CFA and John P. Richardson, CFA

      The Fund generated a return of 2.65% for the six months ending December 31, 1999, relative to the 7.70% return for the S&P 500 Index and the 10.96% average return for the Lipper universe of multi-cap core mutual funds.

      Given the dominance of the technology sector during the year, it is not surprising that technology was the best performing sector within the Fund. During the period, technology stocks were raised to 25% of the Fund, in line with the market. However, in the technology-dominated environment of 1999, the diversification of Munder's equity portfolio inhibited performance. Most of the higher performing growth funds had a significantly greater than market weighting in technology. Performance was also held back by our focus on valuation -- the relationship between the price of a stock and the estimated growth in its future earnings. Within the technology sector, valuation concerns kept us from investing in the technology stocks with the highest valuations -- that is, the highest ratios of current price to projected earnings. In addition, our discipline of consistent earnings growth kept us away from Internet stocks that had no earnings.

      The services and healthcare sectors were performance runners-up to technology for the period. The services sector (10% 0f the Fund) benefited from holdings in advertising stocks and some of the computer services stocks. The healthcare sector (11% of the Fund) was boosted by the Fund's holdings of biotech and medical device companies.

      In contrast, the capital goods and finance sectors were among the weakest in the Fund. The capital goods sector (4% of the Fund) was hurt by holdings of auto suppliers. The finance sector (10% of the Fund) suffered because of higher interest rates. These higher rates had a particularly negative impact on the Fund's holdings of regional banks.

      We are maintaining our portfolio diversification, having only a market weighting in technology as we move into the new year. Among technology stocks, we are balancing the higher valuation and higher growth technology names with technology stocks that command somewhat lower valuations. Knowing that the market doesn't go up forever, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. At the current moment, it is difficult to see a specific catalyst for either a bear market or a recession. It is important to remember, however, that neither event tends to be accurately forecasted.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

Fund Manager: Robert E. Crodby, CFA

      The Fund generated a return of -10.48% for the six months ending December 31, 1999, relative to the -8.97% return for the NAREIT Index (equity only) and the -9.24% average return for the Lipper universe of real estate mutual funds. It has outperformed the NAREIT Index for the one month, three-month and three-year time periods ending December 31, 1999.

      After negative performance during much of the second half of the year, REITs finally established some positive price momentum in December. After some initial tax loss selling in the first two weeks of December, investors' dollars returned to the sector by mid-month. As a result of these positive inflows, the REIT sector moved up by over 8% during the last two weeks of the year.

      The Fund performed well during the month and the 4th quarter of the year due to its focus on high quality and larger capitalization REITs. These were the REITs that were the first beneficiaries as investment dollars returned to the sector. The Fund also benefited from an overweighted position in the office and industrial sector of the REIT market, the sector that posted the highest performance for the quarter.


                                     vii



      Strong economic growth is continuing to push up the demand for real estate. Occupancy rates remain high and rents are rising for most property types and geographic locations. This is contributing to the solid fundamentals of the REIT sector. Forecasts for growth in Funds From Operations are greater than 8% for 2000 and 2001. A dividend yield of 8% is predicted. Valuations remain attractive. In fact, REIT valuations represent a discount to the asset values of the underlying properties.

      We continue to focus on high quality "blue chip" REITs. We believe that their fundamentals and valuations are appealing. The combination of stable growth, attractive yields and low valuations has the potential to attract additional investor interest during the year.

MUNDER SMALL-CAP VALUE FUND

Fund Managers: John P. Richardson, CFA and Brian R. Wall, CFA

      The Fund generated a return of -9.68% for the six months ending December 31, 1999, relative to the -6.41% return for the Russell 2000 Value Index and the -0.39% average return for the Lipper universe of small-cap value mutual funds. The Fund has earned above-average returns for the one-month and three-year time periods ending December 31, 1999.

      Value stocks lagged growth stocks in all sectors of the market, including the small company segment. For example, during the 4th quarter of 1999, the Russell 2000 Value Index's 1.53% return significantly trailed the 33.39% return for the Russell 2000 Growth Index. For the year, that difference is an even wider 45.25 percentage points, with the Russell 2000 Value Index earning a -1.49% return compared to the 43.1% return for the Russell 2000 Growth Index. The difference in both the number and weighting of technology stocks and the types of technology stocks held is an important part of the large discrepancy between the performance of growth vs. value stocks for both the quarter and the year.

      Given the dominance of technology in the overall market, it is not surprising that technology holdings led the performance of the Fund during the quarter. The overall market strength of technology, combined with a slight overweighting of the sector and good stock selection, made technology the strongest sector of the Fund during the quarter.

      "Low tech" holdings benefited Fund performance as well. Within the basic materials sector, holdings in chemical companies were added just as this group was experiencing a rebound in pricing. Both the increased weighting of the sector and good stock selection contributed to the performance of the Fund. The energy sector also helped to boost the performance of the Fund for the quarter. Although strength among energy stocks ebbed as oil prices peaked, the Fund benefited from good stock selection in that sector.

      In the case of the financial sector, good stock selection could not completely overcome the market weakness that financial stocks experienced. The consumer discretionary, consumer staples and producer durables sectors of the Fund also suffered from market weakness and from the disappointing performance of certain holdings within each sector.

MUNDER SMALL COMPANY GROWTH FUND

Fund Manager: The Munder Small Company Growth Fund Committee

      The Fund generated a return of 7.93% for the six months ending December 31, 1999, compared to the 26.84% return for the Russell 2000 Growth Index and the 16.46% average return for the Lipper universe of small-cap core mutual funds. The Fund has earned an above-average return for the one-month, three-month and ten-year time periods ending December 31, 1999.

      Technology stocks dominated all size segments of the stock market during the period. In fact, in the 4th quarter alone, technology contributed approximately 22 percentage points to the 33.39% return of the Russell 2000 Growth Index, a benchmark for small company growth stocks.

                                     vii



Producer durables was a distant second, contributing approximately 3% to the Index's return for the quarter. Sectors within the Russell 2000 Growth universe that had negative returns for the quarter included energy and consumer staples and REITs.

      The Fund had a strong fourth quarter even though its returns were inhibited by its investment discipline. The Fund focuses on companies with less than $1.5 billion in market capitalization that could be bought at reasonable prices relative to projected earnings. The market, in contrast, focused on momentum investing during the fourth quarter, with the prices of current leaders being bid up to higher and higher levels. Most of these leaders were in the technology sector, particularly in companies in the software, telecommunications, electronic components and semiconductor groups.

      The only sector that was significantly overweighted in the Fund during the fourth quarter was producer durables. This sector had a 16% weight in the Fund relative to a 9% weight in the Russell 2000 Growth Index, the Fund's benchmark. This relatively heavy weighting was a positive for Fund performance during the quarter. In contrast, financial stocks had only a 4% weight in the Fund relative to an 11% weight in the Russell 2000 Growth Index. The underweighting of financial stocks was a positive for the Fund as well since the financial stocks were beat up with the fears of rising interest rates. Strong stock selection within the financial sector also helped to boost the Fund's return for the quarter.

MUNDER VALUE FUND

Fund Manager: John S. Adams, CFA

      The Fund exhibited a return of -7.06% for the six months ending December 31, 1999, relative to the 8.39% return for the Russell 1000 Value Index and the -2.64% average return for the Lipper universe of multi-cap value mutual funds.

      Value stocks continued to lag behind growth stocks for both the quarter and for the year. In fact, for the year as a whole, the return for the Russell 1000 Value Index was 7.34%, a full 25.8 percentage points behind the Russell 1000 Growth Index. That was the largest annual divergence on record.

      The largest companies in the Fund were among the best performers for both the quarter and the year. Given the dominance of technology, the Fund was helped during both time periods by its overweighted position in technology and strong stock selection in that sector. During the fourth quarter, technology holdings were trimmed because of valuation concerns.

      The performance of the Fund was also helped by its relatively low weight in financial stocks, one of the weakest sectors of the market. Within that sector, the Fund's holdings of brokerage and insurance stocks helped to offset the weak performance of regional banks.

      The capital goods sector of the Russell 1000 Value Index was the weakest sector of the Index. The Fund's capital goods holdings, however, were strong contributors to Fund performance during that same time period. Many of these holdings rebounded during the 4th quarter from oversold positions. For the year as a whole, however, capital goods stocks detracted from the Fund's absolute and relative returns. A reduction in earnings expectations was the key reason for the weakness of these holdings.

      The consumer staples, energy and utilities sectors were relatively weak, in part due to the disappointing performance of specific holdings. Consumer staples holdings suffered from general market weakness as well as weakness in tobacco stocks resulting from unexpected litigation results. The relatively poor performance of energy stocks reflected investors' belief that oil prices had peaked.

                                     ix



MUNDER FRAMLINGTON EMERGING MARKETS FUND

Fund Manager: The Munder Framlington Emerging Markets Fund Committee,
              headed by William Calvert

      The Fund earned a return of 27.07% for the six months ending December 31, 1999, relative to the 18.98% return for the MSCI Emerging Markets Free Index and the 27.00% average return for the Lipper universe of emerging markets mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending December 31, 1999.

      Fears that investors would reduce their emerging markets positions at the end of the year proved to be unfounded, with the majority of emerging markets moving higher during the fourth quarter. The economic recovery among emerging markets in 1999 has been led by Asia, particularly South Korea. The region should have another year of strong growth led by exports and an increasing pick up in consumption. The Asian economies continue to enjoy a current account surplus, low inflation, low interest rates and appreciating currencies. Turning to other emerging markets, Eastern Europe should benefit from the global pick up in growth, particularly growth in the German economy.

      The fallout from the Brazilian devaluation proved to be less damaging than predicted. Brazil, however, still has the burden of financing its current account deficit and substantial foreign debt. On a positive note, the government has exceeded IMF targets for its primary surplus, inflation has remained at a manageable level, interest rates have fallen from 45% to 20% and the economy has had only the mildest of recessions. Latin America as a whole will benefit from a recovery in Brazil and from falling interest rates throughout the continent.

      The outlook for emerging markets remains positive. Global growth is forecasted to increase in 2000 and emerging markets' equity performance has historically had a strong correlation with global economic growth. Valuations continue to be attractive, with emerging markets trading at half the price to book value of developed markets. Earnings growth in emerging markets should be strong this year, driven by good economic growth and corporate restructuring. The relatively high weightings of both telecommunications and technology stocks in the emerging market indices should provide an additional boost to performance.

MUNDER FRAMLINGTON HEALTHCARE FUND

Fund Manager: Antony Milford

      The Munder Framlington Healthcare Fund generated 54.35% return for the six months ending December 31, 1999, compared to the -7.85 return for the S&P Healthcare Composite Index and the 17.33% average return for the Lipper universe of health/biotechnology mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending December 31, 1999.

      The correction in U.S. biotechnology stocks in September and October proved to be a good buying opportunity as the biotech sector surged to new highs later in the quarter as a result of the excitement about the nearly completed sequencing of the human genome. In contrast, the major drug stocks underperformed on both sides of the Atlantic.

      The surge in biotechnology stocks has caused the biotech content of the fund to increase to 52%. (We are not classifying companies focused on research tools as biotech stocks since their business is closely tied to developments in drug research, specifically genomics). The strongest stocks were direct genomics companies as well as the companies that will be helping to develop antibody products against the new targets emerging from genomics. Other strong stocks in the Fund included those of small companies with market capitalizations of less than $100 million at the start of 1999. These stocks had been ignored by most fund managers.

                                      x



      The malaise in the major drug stocks seems to be primarily the result of the political posturing that is taking place over the question of Medicare coverage for outpatient drugs. The eventual outcome will depend on the both the make-up of Congress as well as the next President. The drug stocks are likely to do well in a general market correction, as they entered the year heavily oversold. However, we do not see these stocks leading the market until some of the political uncertainty is resolved.

      In contrast, the political climate is improving for healthcare providers such as hospitals and nursing homes. We have added selectively to our holdings of quality service providers at what were very depressed prices. The sector is likely to prove to be defensive in the event of a significant market correction and provides a useful complement to the more momentum driven biotechnology stocks.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

Fund Manager: The Munder Framlington International Growth Fund Committee,
              headed by Simon Key

      The Fund generated a return of 33.24% for the six months ending December 31, 1999, relative to the 22.27% return for the Morgan Stanley EAFE Index and the 30.83% average return for the Lipper universe of international equity mutual funds. The Fund has earned above-average returns for the three-month, six-month, nine-month, year-to-date, one-year and two-year time periods ending December 31, 1999.

      Most international stock markets had a strong year in 1999. Technology and telecommunication stocks were among the best performers in international markets as they were in the U.S. We have continued to favor technology and telecommunications stocks and this has benefited the portfolio.

      Within continental Europe, the telecommunications sector has benefited from merger and acquisition activity as well as increased expectations for new innovations. The electronics sector is continuing to boom as a result of the growth in cellular phones, equipment for digital television and demand for PCs and other Internet-related technology. The portfolio's relatively heavy weightings in European stocks in the telecommunications and electronics sectors are likely to continue.

      In contrast to many international stock markets, the U.K. market was relatively stagnant for much of the year. A November hike in U.K. interest rates, following a rate hike in September, caught investors by surprise. The Bank of England's Monetary Policy Committee (MPC) clearly has an eye on the continuing rebound in world growth, the tight U.K. labor market and strengthening commodity prices. Although the rate hikes have worried investors, at this point we do not view the rate increases as detrimental to the outlook for the U.K. economy.

      Japanese stocks have continued to advance. The strength in the Japanese market has been due in part to heavy foreign purchases, motivated by the expectation that the Japanese economy was finally recovering. One of the key drivers of both Japan's economic recovery and its stock market strength is the increasing tendency for Japanese companies to expand profits through niche businesses and restructuring. This is, in our view, the primary reason to look positively at the Japanese equity market over the medium term. In Japan, we are continuing to concentrate on quality growth companies with credible restructuring plans.

The Bond Market

      During 1999, the Federal Reserve became increasingly concerned about economic strength and the potential for inflationary pressures. The Fed began tightening monetary policy in June 1999, and raised rates at three different intervals during the ensuing six months. At year end, the Federal

                                     xi



Funds rate was 0.75% higher than at the beginning of the year and other fixed income rates (treasury, corporate, mortgage) were more than 1% higher. As a result, the bond market experienced its worst year since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Corporate bonds have benefited from the strong economy and the resulting increase in corporate profits. The relative returns of mortgage-backed securities were boosted because mortgage refinancings declined and the predictability of mortgage prepayments increased. Therefore, our heavy weightings in corporate and mortgage-backed securities contributed positively to the performance of our bond portfolios in 1999.

      We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. These sectors continue to yield substantially more than Treasury bonds with similar maturities. We therefore believe that investors are well compensated for owning these securities. Within the corporate market we continue to focus on the higher quality end of the spectrum. The Federal Reserve has clearly signaled its intention to raise rates until economic growth slows. Lower quality corporate bonds tend to underperform in periods of slow economic growth, and investors are not adequately compensated for the additional risk at present.

      Most investors view fixed income securities as relatively stable and the income-producing component of their overall portfolio. We believe that injecting volatility into this portion of a portfolio through interest rate forecasting adds an element of risk most investors are not seeking. Our core fixed income style is therefore based on a "targeted duration" philosophy. We align the interest rate sensitivity of our fixed income portfolios with that of their benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis, and other strategies we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999 as further evidence that it is risky to base fixed income strategy on the direction of interest rates.

      [Please note: In some of the following commentary, the Munder Bond Funds are compared to Lehman indices. It is important to remember that the returns for the Munder bond funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.]

MUNDER BOND FUND

Fund Managers: Anne K. Kennedy and Gregory A. Prost, CFA

      The Fund earned a -0.57% return for the six months ending December 31, 1999, compared to the 0.13% return for the Lehman Government/ Corporate Bond Index and the -0.22% average return for the Lipper universe of corporate debt A rated mutual funds. The Fund has earned above-average returns for the two-year time period ending December 31, 1999.

      Given its concerns about the strength of the economy and the potential for inflationary pressures, the Federal Reserve increased its target interest rate by 0.75 percentage point during 1999. In response, yields on Treasury, corporate and mortgage-backed bonds rose by more than 1.0 percentage point. This rise in rates resulted in the worst year for the bond market since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Our relatively heavy weightings in corporate and mortgage-backed securities therefore contributed positively to the performance of our bond portfolios in 1999. Somewhat offsetting this positive factor was the Fund's holdings of high quality but less liquid corporate bonds. These holdings had weak relative performance for the six month

                                     xii



period and for the year as a whole.

      During the 4th quarter of the year trading in the Fund was minimal due to both seasonal factors and factors related to the market's Y2K concerns. We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. Given their higher yield, we believe that investors are well compensated for owning these securities. Within the corporate sector, we continue to focus on high quality bonds.

      We believe that injecting volatility into fixed income portfolios through strategies based on interest rate forecasting adds an element of risk that most fixed income investors are not seeking. For that reason, we align the interest rate sensitivity of our fixed income portfolios with that of the benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis and other strategies that we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999, the bond market's worst year since 1994, as further evidence that it is risky to base fixed income strategy on forecasts of the direction of interest rates.

MUNDER INTERMEDIATE BOND FUND

Fund Managers: Anne K. Kennedy and Peter G. Root

      The Fund generated a return of 0.76% for the six months ending December 31, 1999, relative to the 0.98% return for the Lehman Intermediate Government/Corporate Bond Index and a 1.07% average return for the Lipper universe of short intermediate investment grade debt mutual funds.

      The year as a whole was generally negative for the bond market as interest rose and bond prices fell. The intermediate sector of the bond market, less sensitive to changes in interest rates than the longer-term segment, managed to eke out a small but positive return for both the quarter and the year. The Fund's underweighting in U.S. Treasury securities had a positive impact on performance for both the quarter and the year. This positive was in part offset by the Fund's focus on high quality securities.

      We are maintaining our underweighting in Treasury bonds and our overweighting in corporate and mortgage-backed bonds. Within the corporate sector, we will continue our focus on high quality securities. Lower quality bonds tend to underperform in periods of slow economic growth. In our view, investors are not adequately compensated for the additional risk.

      We believe that basing fixed income strategy on interest rate forecasting adds an element of risk or volatility to fixed income returns that most fixed income investors are not seeking. For that reason, the Fund follows a targeted duration strategy. This simply means that the duration of the portfolio -- the sensitivity of the price of the Fund to changes in interest rates -- is set equal to that of its benchmark. Returns are then enhanced through sector weightings, credit and issue analysis and other strategies that we believe can add value to fixed income portfolios. We believe that the volatility in the bond market this year, its worst year since 1994, illustrates the soundness of a fixed income strategy that avoids interest rate forecasting.

MUNDER INTERNATIONAL BOND FUND

Fund Managers: Sharon E. Fayolle and Peter G. Root

      The Fund earned a return of 3.69% for the six month period relative to the 4.44% six month return for the Salomon Brothers Non-U.S. $ World Government Bond Index and the 1.22% return for the Lipper universe of international income mutual funds. The Fund has earned above-average returns for the three-month, six-month and two-year time periods ending December 31, 1999.

      Global recovery was the major theme in international markets in 1999, as economies around the world rebounded from near-recession or recession levels. With strengthening economies came rising interest rates, with yields up by more than 1% in every major market except Japan. As a result of the widespread increase in interest rates, global bonds had their worst year since 1994.

                                    xiii



      Performance in the currency markets was more diverse. The Japanese yen strengthened by 10% versus the U.S. dollar while the euro, in its first year of existence, fell by more than 14% against the dollar. Most other major currencies showed little change in value relative to the dollar.

      Japan and the dollar-bloc countries of Canada and Australia were the only three countries whose bond markets had positive total returns for the year. Following the turmoil in Asian financial markets in late 1998, Japan surprised investors with positive economic growth in the first quarter of 1999 and signs of continuing economic recovery. This contributed to the large rally in the yen that occurred during the year. The recovery of the Asian economies led to increased global demand for goods and a rebound in commodity prices. This was a positive for the economies of the dollar-bloc countries, whose export trade is based on commodities.

      The introduction of the euro in January 1999 failed to live up to expectations and the euro weakened throughout the year. Although European economic growth improved in 1999, assets were drawn to the U.S. because of its strong economy and surging equity market rather than to euro- denominated assets. Continued high unemployment in the Eurozone and concerns over the credibility of the new European Central Bank as an inflation-fighter also weighed heavily on the euro.

      An underweighted position in the Eurozone was a positive for Fund performance for both the quarter and the year as a whole. The Fund's overweighting in the dollar-bloc countries (Canada and Australia) for much of the year also boosted the Fund's returns.

      In contrast, the Fund's underweighting in Japan during the first half of the year held back the performance of the Fund, given the rapid rise of the yen at mid-year. The Fund shifted from an underweighted to an overweighted yen position after the initial sharp rally. This shift was a positive for Fund performance during the remainder of the year and was a major contributor to the Fund's strong relative performance during the fourth quarter of 1999.

MUNDER U.S. GOVERNMENT INCOME FUND

Fund Managers: Peter G. Root and Anne K. Kennedy

      The Fund exhibited a return of 0.05% for the six months ending December 31, 1999, relative to the 0.04% return for the Lehman Government Bond Index and the -0.34% average return for the Lipper universe of general U.S. government mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year time periods ending December 31, 1999.

      During 1999, the Federal Reserve became increasingly concerned about the strength of the economy and the potential for inflationary pressures. As a result, the Federal Reserve began tightening monetary policy in June. By the end of the year, the target interest rate was 0.75 percentage point higher than it was at the start of the year. Rates on Treasury, corporate and mortgage-backed bonds moved up by 1.0% or more. As a result of the rising interest rates and falling bond prices, the bond market experienced its worst year since 1994.

      The Fund follows a targeted duration strategy. This simply means that the price sensitivity of the Fund to changes in interest rates is set equal to that of its benchmark. Therefore, while the increase in interest rates held back the absolute return of the Fund during the quarter, it had little impact on the Fund's relative return.

      Because of both seasonal factors and the market's concern over Year 2000, trading in the Fund was kept to a minimum during the fourth quarter. For the quarter and for the year, the Fund has had a heavy overweighting in government-related mortgage-backed securities. These securities have added extra yield, helping the Fund to generate strong relative returns.

                                     xiv



The Municipal Bond Market

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Throughout the year, investors faced the issues of rising interest rates, liquidity constraints and Y2K concerns. During the first half of the year, supply and demand factors worked together to provide stability to the municipal bond market. During the second half of the year, however, institutional selling due to tax strategies, coupled with redemptions by individual mutual fund shareholders, resulted in reduced demand and increased supply. The result was high levels of inventory and downward pressure of prices.

      By the end of the year, the yields on municipal bonds had risen by 1.0 percentage point. This rise in yields reduced the issuance of new bonds in 1999 by 25% from 1998 levels. It is currently anticipated that another 25% reduction in supply will be seen in 2000. The concentration in the supply of new bonds is expected to remain unchanged. The top ten issuing states account for approximately 60% of total bond issuance each year. (Michigan falls in the group of top ten issuers.)

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre- refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      Looking forward, we believe that the completion of tax loss selling and attractive valuations will increase demand in the municipal market in 2000. High quality bonds should be a primary beneficiary of the increased demand, given their competitive relative prices.

MUNDER MICHIGAN TAX-FREE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Munder Michigan Tax-Free Bond Fund earned a return of -2.05% for the six months ending December 31, 1999, relative to the -2.55% average return for the Lipper universe of Michigan municipal debt mutual funds. The Fund has earned above-average returns for the three-month, six-month, two-year, three-year and five-year time periods ending December 31, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of -1.44% for the six months ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre-refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst

                                     xv




performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      The Fund had a generally defensive structure for the quarter and this had a significant and positive impact on performance. Another positive factor was the focus on bonds with maturities ranging from 10 years to 15 years. This segment of the market had good relative performance. These positives were partially offset by the Fund's sector weightings. The relatively higher weightings in education and insured bonds and underweighting in housing bonds had a modest negative impact on performance.


MUNDER TAX-FREE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Munder Tax-Free Bond Fund earned a return of -1.45% for the six months ending December 31, 1999, relative to the -2.87% average return for the Lipper universe of general municipal debt mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year and three-year time periods ending December 31, 1999. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of -1.44% for the six months ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre-refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      The defensive structure of the Fund had a significant and positive impact on Fund performance during the quarter. The Fund's relatively heavy weighting in pre-refunded bonds also provided an important boost to the Fund's return. Other positive factors for the quarter included the Fund's overweighting in Michigan bonds and its focus on bonds with maturities in the 10 year to 15 year range. This maturity segment had relatively strong performance during the quarter. These positives were only slightly offset by an underweighting in housing bonds and New York bonds.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

Fund Managers: Talmadge D. Gunn and Roger A. Soderstrom

      The Fund earned a return of 0.60% for the six months ending December 31, 1999, relative to the 1.02% return of the Lehman Mutual Fund Intermediate/Short Muni Index and the 0.56% average return for the Lipper universe of short intermediate municipal debt mutual funds. The Fund has earned above-average returns for the six-month, three-year and ten-year time periods ending December 31, 1999.

      The municipal bond market experienced one of its toughest years on record in 1999. Although rising interest rates have less of an impact on tax-exempt bonds than on taxable bonds, longer-term municipal bond indices ended the year in negative territory. Intermediate-term

                                     xvi




municipal bond indices managed to eke out positive returns because of their lower price sensitivity to changes in interest rates.

      Given the rise in interest rates during the year, shorter-term bonds and defensive sectors (pre-refunded and housing) performed well in relative terms. In the housing sector, higher income flows provided a cushion to at least partially counter declining bond prices. In contrast, the hospital sector continued to experience financial difficulties. In fact, healthcare bonds accounted for half of the downgrades in credit quality during the year. Sellers consistently chose their best or worst performing bonds as sell candidates, putting unusual pressure on the high quality sector of the tax-exempt market.

      The Fund's relatively heavy weighting in pre-refunded bonds had a significant and positive impact on Fund performance for the quarter. Pre-refunded bonds are defensive in nature and had relatively strong performance in the environment of rising interest rates and declining bond prices. An overweighting in Michigan bonds was also positive for performance.

      Offsetting these positives to some degree was the Fund's overweighting of municipal securities with maturities in the five year to ten-year range. Shorter maturity securities had relatively better performance given the rise in interest rates during the quarter and the year. An underweighting in housing bonds and in California and New York securities also had a modest but negative impact on the Fund's return for the quarter.


                                    xvii





Munder Balanced Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 68.8%
     Advertising -- 1.3%
   3,700   Interpublic Group of Companies,
             Inc.                            $   213,443
   2,500   Omnicom Group, Inc.                   250,000
                                             -----------
                                                 463,443
                                             -----------
     Automobile Parts and Equipment -- 0.6%
   3,600   Dura Automotive Systems, Inc.+         62,775
   2,900   Johnson Controls, Inc.                164,937
                                             -----------
                                                 227,712
                                             -----------
     Banking and Financial Services -- 4.5%
   3,900   Associates First Capital Corporation  107,006
   3,000   Chase Manhattan Corporation           233,062
   1,600   Citigroup, Inc.                        88,900
   7,900   FleetBoston Financial Corporation     275,019
   2,100   Goldman Sachs Group, Inc.             197,794
   3,400   MBNA Corporation                       92,650
   2,500   Mellon Financial Corporation           85,156
   9,800   OceanFirst Financial Corporation      169,663
   2,500   PNC Bank Corporation                  111,250
   6,500   U.S. Bancorp                          154,781
   3,700   UST Corporation                       117,475
                                             -----------
                                               1,632,756
                                             -----------
     Broadcasting -- 1.1%
   9,700   Spanish Broadcasting Systems, Inc.,
             Class A+                            390,425
                                             -----------
     Building Materials -- 2.2%
   8,900   Dayton Superior Corporation+          144,625
   6,145   Elcor Corporation                     185,118
   7,500   Masco Corporation                     190,312
   8,000   Pulte Corporation                     180,000
   1,900   Southdown, Inc.                        98,088
                                             -----------
                                                 798,143
                                             -----------
     Business Services -- 1.4%
  21,850   Hypercom Corporation+                 218,500
  13,270   URS Corporation+                      287,793
                                             -----------
                                                 506,293
                                             -----------
     Chemicals -- Specialty -- 0.3%
   1,500   Avery Dennison Corporation            109,312
                                             -----------
     Computer Hardware, Software
       or Services -- 7.6%
   5,150   Advanced Digital Information
             Corporation+                        250,419
   1,900   BMC Software, Inc.+                   151,881
   2,500   Ceridian Corporation+                  53,906
   5,700   Cybex Computer Products
             Corporation+                        230,850
   2,800   Cysive, Inc.+                         201,775
  20,500   InterVoice, Inc.+                     476,625
   4,100   Magic Software Enterprises Ltd.+      254,200
  18,800   MAPICS, Inc.+                         237,350
   3,900   Microsoft Corporation+                455,325
   1,500   Synopsys, Inc.+                       100,125
     300   VERITAS Software Corporation+          42,938
   6,050   Zomax, Inc.+                          273,762
                                             -----------
                                               2,729,156
                                             -----------
     Computer / Peripherals -- 0.7%
   1,700   International Business Machines
             Corporation                         183,600
   1,100   Sun Microsystems, Inc.+                85,181
                                             -----------
                                                 268,781
                                             -----------
     Consumer Non-Durables -- 0.2%
   7,300   Ivex Packaging Corporation+            73,000
                                             -----------
     Distributors -- 1.6%
  19,300   JLG Industries, Inc.                  307,594
   7,650   Miami Computer Supply
             Corporation+                        284,006
                                             -----------
                                                 591,600
                                             -----------
     Diversified -- 1.3%
   3,400   Textron, Inc.                         260,737
   5,000   Tyco International Ltd.               194,375
                                             -----------
                                                 455,112
                                             -----------
     Drugs -- 1.3%
   2,200   Amgen, Inc.+                          132,137
   1,300   Cardinal Health, Inc.                  62,238
   2,800   Merck & Company, Inc.                 187,775
   2,000   Schering-Plough Corporation            84,375
                                             -----------
                                                 466,525
                                             -----------
     Electrical Equipment -- 2.4%
   2,300   General Electric Company              355,925
   5,675   Honeywell International, Inc.         327,377
   2,000   Texas Instruments, Inc.               193,750
                                             -----------
                                                 877,052
                                             -----------
     Electronics -- 4.8%
   2,700   Cisco Systems, Inc.+                  289,238
   4,000   CTS Corporation                       301,500
  16,400   FLIR Systems, Inc.+                   266,500
   7,850   ITI Technologies, Inc.+               235,500
   1,200   Lexmark International Group, Inc.+    108,600
  14,100   Trimble Navigation Ltd.+              304,912
   2,000   Vishay Intertechnology, Inc.+          63,250
   3,600   Xilinx, Inc.+                         163,688
                                             -----------
                                               1,733,188
                                             -----------
     Environmental -- 0.3%
   6,600   Republic Services, Inc.+               94,875
                                             -----------
     Financial Services -- 2.1%
   4,200   Automatic Data Processing, Inc.       226,275
   4,700   Federal Home Loan Mortgage
             Corporation                         221,194
   8,350   Fiserv, Inc.+                         319,909
                                             -----------
                                                 767,378
                                             -----------
     Food and Beverages -- 1.5%
   1,400   Anheuser-Busch Companies, Inc.         99,225
   6,500   J&J Snack Foods Corporation+          133,250
   4,100   McCormick & Company, Inc.             121,975
   4,500   SYSCO Corporation                     178,031
                                             -----------
                                                 532,481
                                             -----------
     Grocery -- 0.3%
   3,000   Safeway, Inc.+                        106,688
                                             -----------
     Health Care -- 1.6%
      56   Coram Healthcare Corporation+              63
  15,850   Province Healthcare Company+          301,150
   6,100   Tenet Healthcare Corporation+         143,350
   4,200   Trigon Healthcare, Inc.+              123,900
                                             -----------
                                                 568,463
                                             -----------
     Home Furnishings -- 0.3%
   4,500   Leggett & Platt, Inc.                  96,469
                                             -----------
     Household Products -- 0.3%
   1,100   Procter & Gamble Company              120,519
                                             -----------
     Insurance -- 1.8%
   7,300   Ace Ltd., ADR                         121,819
   1,358   American International Group, Inc.    146,834
   1,500   Marsh & McLennan Companies, Inc.      143,531
   1,600   MGIC Investment Corporation            96,300
   2,600   Radian Group, Inc.                    124,150
                                             -----------
                                                 632,634
                                             -----------
     Internet Software -- 1.5%
   2,350   AGENCY.COM, Inc.+                     119,850
   4,500   Deltathree.com, Inc., Class A+        115,875
   4,550   eGain Communications
             Corporation+                        171,762
   1,600   Mediaplex, Inc.+                      100,400
     750   Xpedior, Inc.+                         21,563
                                             -----------
                                                 529,450
                                             -----------
     Manufacturing -- 0.8%
   6,700   Pall Corporation                      144,468
   2,700   Parker-Hannifin Corporation           138,544
                                             -----------
                                                 283,012
                                             -----------
     Manufactured Housing -- 0.1%
   5,000   Clayton Homes, Inc.                    45,938
                                             -----------
     Medical Services and Supplies-- 5.0%
   4,200   Baxter International, Inc.            263,812
   7,300   Bindley Western Industries, Inc.      109,956
   4,000   Biomet, Inc.                          160,000
   1,800   Johnson & Johnson Company             167,625
   6,950   MedQuist, Inc.+                       179,397
   7,650   Mentor Corporation                    197,466
  13,650   Orthofix International N.V., ADR+     195,366
  10,800   PolyMedica Corporation+               249,750
   8,250   SonoSite, Inc.+                       260,906
                                             -----------
                                               1,784,278
                                             -----------
     Metals -- 0.4%
   1,800   Alcoa, Inc.                           149,400
                                             -----------
     Oil and Gas -- 1.8%
  16,150   Cross Timbers Oil Company             146,359
   6,200   Noble Drilling Corporation+           203,050
   2,900   Occidental Petroleum Corporation       62,713
   4,700   USX-Marathon Group                    116,031
   2,200   Vastar Resources, Inc.                129,800
                                             -----------
                                                 657,953
                                             -----------
     Oil Equipment and Services -- 2.1%
   5,900   Burlington Resources, Inc.            195,069
  12,200   National-Oilwell, Inc.+               191,388
  16,400   Stolt Comex Seaway SA, ADR+           181,425
  12,500   Tuboscope, Inc.+                      198,437
                                             -----------
                                                 766,319
                                             -----------
     Paper and Forest Products -- 0.2%
   1,200   Georgia-Pacific Corporation            60,900
                                             -----------
     Recreation -- 0.3%
   2,200   Carnival Corporation, Class A         105,188
                                             -----------
     Regional Malls -- 0.6%
   9,000   Simon Property Group, Inc.            206,437
                                             -----------
     Restaurants -- 0.5%
   7,800   Wendy's International, Inc.           160,875
                                             -----------
     Retail -- 2.0%
  16,050   Cutter & Buck, Inc.+                  242,756
   5,800   Family Dollar Stores, Inc.             94,613
  26,250   The Good Guys, Inc.+                  244,453
   1,800   Wal-Mart Stores, Inc.                 124,425
                                             -----------
                                                 706,247
                                             -----------
     Retail -- Building Supplies -- 1.1%
   3,450   Home Depot, Inc.                      236,541
   2,800   Lowe's Companies, Inc.                167,300
                                             -----------
                                                 403,841
                                             -----------
     Retail -- Specialty -- 0.8%
   4,600   Dollar General Corporation            104,650
  13,500   Hollywood Entertainment
             Corporation+                        195,750
                                             -----------
                                                 300,400
                                             -----------
     Retirement / Aged Care -- 0.3%
  19,400   Capital Senior Living
             Corporation+                         98,213
                                             -----------
     Semiconductors -- 2.8%
   1,900   Altera Corporation+                    94,169
     500   Applied Materials, Inc.+               63,344
  10,850   ESS Technology, Inc.+                 240,734
   5,000   Intel Corporation                     411,562
   3,000   Maxim Integrated Products, Inc.+      141,562
     800   Micron Technology, Inc.+               62,200
                                             -----------
                                               1,013,571
                                             -----------
     Telecommunications -- 7.3%
   1,900   Aether Systems, Inc.+                 136,088
   9,050   Cable Design Technologies
             Corporation+                        208,150
   4,950   CenturyTel, Inc.                      234,506
   1,000   Comverse Technology, Inc.+            144,750
  11,700   Digital Microwave Corporation+        274,219
  10,750   Gilat Communications Ltd., ADR+       258,672
   3,050   Gilat Satellite Networks Ltd., ADR+   362,187
   1,500   GTE Corporation                       105,844
  12,450   Inter-Tel, Inc.                       311,250
   2,960   Lucent Technologies, Inc.             221,445
   3,600   MCI Worldcom, Inc.+                   191,025
   3,400   SBC Communications, Inc.              165,750
                                             -----------
                                               2,613,886
                                             -----------
     Thrift -- 0.2%
   4,293   Charter One Financial, Inc.            82,104
                                             -----------
     Transportation -- 0.3%
   3,000   CNF Transportation, Inc.              103,500
                                             -----------
     Utilities -- 0.9%
   6,900   Edison International                  180,694
   6,600   Northeast Utilities                   135,712
                                             -----------
                                                 316,406
                                             -----------
     Waste Management -- 0.3%
  12,800   Azurix Corporation+                   114,400
                                             -----------
TOTAL COMMON STOCKS
  (Cost $19,558,451)                          24,744,323
                                             -----------

Principal
Amount
---------

ASSET BACKED SECURITIES -- 1.7%
 $ 222,645   Residential Accredit Loans, Inc.,
                Series 1997-QS5, Class A5,
                7.250% due 06/25/2027            222,006
   400,000   Union Acceptance Corporation,
                Series 1996-C, Class A3,
                6.630% due 10/08/2003            396,246
                                             -----------
TOTAL ASSET BACKED SECURITIES
  (Cost $622,153)                                618,252
                                             -----------
COLLATERALIZED MORTGAGE
  OBLIGATIONS (CMO) -- 3.1%
   600,000   Federal Home Mortgage
                Corporation,
                Series 1541, Class F,
                6.250% due 05/15/2019            592,630
   550,000   Federal Home Mortgage
                Corporation,
                Series 1702-A, Class PD,
                6.500% due 04/15/2022            534,600
                                             -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
  (Cost $1,133,718)                            1,127,230
                                             -----------
CORPORATE BONDS AND NOTES -- 8.7%
     Finance -- 2.7%
   300,000   Associates Corporation of
                North America,
                5.800% due 04/20/2004            283,834
   250,000   Countrywide Capital III,
                8.050% due 06/15/2027            232,235
   300,000   Pitney Bowes Credit Corporation,
                8.625% due 02/15/2008            322,462
   150,000   Transamerica Capital III,
                7.625% due 11/15/2037            134,360
                                             -----------
                                                 972,891
                                             -----------
     Finance -- Foreign -- 0.7%
   300,000   Abbey National Plc,
                6.700% due 06/29/2049            272,801
                                             -----------
     Food and Beverages -- 0.7%
   250,000   Coca Cola Enterprises,
                6.625% due 09/30/2002            246,750
                                             -----------
     Government Agency -- 1.1%
   400,000   Tennessee Valley Authority,
                6.375% due 06/15/2005            387,294
                                             -----------
     Industrial -- 2.1%
   250,000   American Greetings Corporation,
                6.100% due 08/01/2028            223,852
   300,000   Harris Corporation,
                6.350% due 02/01/2028            275,043
   250,000   Racers-Kellogg, Series 1998, 144A,
                5.750% due 02/02/2001++          247,891
                                             -----------
                                                 746,786
                                             -----------
     Utility -- Electric -- 1.4%
   250,000   National Rural Utilities
                Cooperative Finance,
                6.125% due 05/15/2005            234,294
   300,000   Puget Sound Energy, Inc.,
                7.020% due 12/01/2027            268,723
                                             -----------
                                                 503,017
                                             -----------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $3,365,575)                            3,129,539
                                             -----------
U.S. GOVERNMENT AGENCY
  OBLIGATIONS -- 2.4%
     Federal Home Loan Mortgage Corporation (FHLMC) -- 0.4%
           FHLMC:
  95,287   Pool #E62394, Gold,
             7.500% due 09/01/2010                95,953
  48,418   Pool #200021,
             10.500% due 11/01/2000               50,665
                                             -----------
                                                 146,618
                                             -----------
     Federal National Mortgage Association
       (FNMA) -- 1.6%
           FNMA:
 181,030   Pool #303105,
             11.000% due 11/01/2020              198,312
 321,264   Pool #100081,
             11.500% due 08/01/2016              358,811
                                             -----------
                                                 557,123
                                             -----------
     Government National Mortgage Association (GNMA) -- 0.4%
   155,939   Pool #780584,
                7.000% due 06/15/2027            151,697
                                             -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $871,854)                                855,438
                                             -----------
U.S. TREASURY OBLIGATIONS -- 7.1%
     U.S. Treasury Bonds -- 5.8%
   400,000   3.875% due 04/15/2029               373,464
 1,500,000   8.000% due 11/15/2021             1,702,220
                                             -----------
                                               2,075,684
                                             -----------
     U.S. Treasury Note -- 1.3%
   450,000   7.000% due 07/15/2006               460,804
                                             -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,825,052)                            2,536,488
                                             -----------
REPURCHASE AGREEMENT -- 7.4%
  (Cost $2,669,000)
 $2,669,000  Agreement with State Street Bank and Trust Company, 3.300%
               dated 12/31/1999, to be repurchased at $2,669,734 on 01/03/2000, collateralized by $2,730,000 U.S. Treasury Note, 5.625% maturing 05/15/2001
               (value $2,726,588)              2,669,000
                                             -----------
OTHER INVESTMENTS**
  (Cost $5,310,662)              14.8%         5,310,662
                                -----        -----------
TOTAL INVESTMENTS
  (Cost $36,356,465*)           114.0%        40,990,932
OTHER ASSETS AND
   LIABILITIES (Net)            (14.0)        (5,021,464)
                                -----        -----------
NET ASSETS                      100.0%       $35,969,468
                                =====        ===========

----------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31,1999, the market value of the securities on loan is $5,240,014. Collateral received for securities loaned of $5,310,662 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.



Munder Growth & Income Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 91.7%
     Aerospace -- 2.0%
   64,000  United Technologies
             Corporation                    $  4,160,000
                                            ------------
     Automobiles -- 1.3%
   37,400  General Motors Corporation          2,718,513
                                            ------------
     Automobile Parts and Equipment -- 2.3%
   80,900  Johnson Controls, Inc.              4,601,187
                                            ------------
     Banking and Finance -- 5.5%
   41,000  Chase Manhattan Corporation         3,185,188
   58,500  Federal National Mortgage
             Association                       3,652,594
  111,000  Wells Fargo & Company               4,488,562
                                            ------------
                                              11,326,344
                                            ------------
     Building Materials -- 2.5%
  199,000  Masco Corporation                   5,049,625
                                            ------------
     Drugs -- 1.9%
   42,000  American Home Products
             Corporation                       1,656,375
   33,600  Merck & Co., Inc.                   2,253,300
                                            ------------
                                               3,909,675
                                            ------------
     Drugs and Health Care -- 1.5%
   87,000  Abbott Laboratories                 3,159,188
                                            ------------
     Electrical Equipment -- 2.5%
   32,600  General Electric Company            5,044,850
                                            ------------
     Electrical Machinery -- 1.6%
   81,000  Cooper Industries, Inc.             3,275,438
                                            ------------
     Food and Beverages -- 9.2%
   61,000  Anheuser-Busch Companies, Inc.      4,323,375
  134,000  General Mills, Inc.                 4,790,500
  125,000  PepsiCo, Inc.                       4,406,250
  135,000  Sysco Corporation                   5,340,937
                                            ------------
                                              18,861,062
                                            ------------
     Holding Companies -- Diversified -- 2.5%
   67,200  Textron, Inc.                       5,153,400
                                            ------------
     Household Furnishings and Appliances -- 4.3%
  232,000  Leggett & Platt, Inc.               4,973,500
   79,000  Maytag Corporation                  3,792,000
                                            ------------
                                               8,765,500
                                            ------------
     Insurance -- 9.5%
   42,000  American General Corporation        3,186,750
  118,000  Lincoln National Corporation        4,720,000
   59,300  Marsh & McLennan Companies,
             Inc.                              5,674,269
  186,000  UnumProvident Corporation           5,963,625
                                            ------------
                                              19,544,644
                                            ------------
     Machinery and Heavy Equipment -- 1.8%
   71,000  Parker-Hannifin Corporation         3,643,188
                                            ------------
     Manufacturing Specialize -- 2.6%
   73,774  Avery Dennison Corporation          5,376,280
                                            ------------
     Medical Instruments, Services, and
       Supplies -- 2.2%
   71,000  Baxter International, Inc.          4,459,687
                                            ------------
     Office Equipment and Supplies -- 1.8%
   76,000  Pitney Bowes, Inc.                  3,671,750
                                            ------------
     Oil and Petroleum -- 7.2%
  100,194  BP Amoco Plc, ADR                   5,942,756
  110,126  Exxon Mobil Corporation             8,872,026
                                            ------------
                                              14,814,782
                                            ------------
     Oil Equipment and Services -- 1.6%
   52,000  Schlumberger Ltd.                   2,925,000
   10,067  Transocean Sedco Forex, Inc.          339,139
                                            ------------
                                               3,264,139
                                            ------------
     Paper and Forest Products -- 2.3%
   85,000  International Paper Company         4,797,187
                                            ------------
     Printing and Publishing -- 5.1%
  130,800  Central Newspapers, Inc.            5,150,250
   86,000  McGraw-Hill, Inc.                   5,299,750
                                            ------------
                                              10,450,000
                                            ------------
     Real Estate -- 5.3%
   65,000  Apartment Investment &
             Management Company                2,587,812
   74,000  Boston Properties, Inc.             2,303,250
   55,000  Duke Realty Investments, Inc.       1,072,500
   40,000  General Growth Properties, Inc.     1,120,000
   32,000  Kimco Realty Corporation            1,084,000
   39,000  Mack-Cali Realty Corporation        1,016,438
   80,000  Prentiss Properties Trust           1,680,000
                                            ------------
                                              10,864,000
                                            ------------
     Retail -- Building Supplies -- 1.1%
   31,604  Home Depot, Inc.                    2,166,815
                                            ------------
     Telecommunications -- 5.1%
  126,000  BellSouth Corporation               5,898,375
   92,000  SBC Communications, Inc.            4,485,000
                                            ------------
                                              10,383,375
                                            ------------
     Utilities -- Electric -- 3.1%
   97,000  Consolidated Edison Company         3,346,500
  117,000  Edison International                3,063,937
                                            ------------
                                               6,410,437
                                            ------------
     Utilities -- Natural Gas -- 5.9%
  137,262  El Paso Natural Gas Company         5,327,482
  283,671  MCN Corporation Holding
             Company                           6,737,186
                                            ------------
                                              12,064,668
                                            ------------
TOTAL COMMON STOCKS
  (Cost $150,392,842)                        187,935,734
                                            ------------
CONVERTIBLE PREFERRED STOCKS -- 4.3%
   90,000  Mediaone Group, Inc.,
             7.000% Conv. Pfd.+                4,320,000
   93,000  Wendy's Financial I,
             5.000% Conv. Pfd.                 4,452,375
                                            ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Cost $8,771,600)                            8,772,375
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.9%
   (Cost $10,109,000)
 $10,109,000  Agreement with State Street Bank
                 and Trust Company, 3.300% dated
                 12/31/1999, to be repurchased at
                 $10,111,780 on 01/03/2000,
                 collateralized by $10,040,000
                 U.S. Treasury Note, 6.875%
                 maturing 05/15/2006
                 (value $10,316,100)          10,109,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $8,980,963)              4.4%         8,980,963
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $178,254,405*)         105.3%       215,798,072
OTHER ASSETS AND
   LIABILITIES (Net)             (5.3)       (10,824,753)
                                -----       ------------
NET ASSETS                      100.0%      $204,973,319
                                =====       ============

-----------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $8,683,617. Collateral received for securities loaned of $8,980,963 is invested in State Street Navigator Securities
    Lending Trust-Prime Portfolio.

  + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.






Munder Index 500 Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

   Shares                                       Value
   ------                                       -----
COMMON STOCKS -- 98.0%
     Advertising -- 0.3%
   34,300  Interpublic Group of
             Companies, Inc.                $  1,978,681
   21,600  Omnicom Group, Inc.                 2,160,000
                                            ------------
                                               4,138,681
                                            ------------
     Aerospace -- 0.7%
  114,198  Boeing Company                      4,746,354
   24,600  General Dynamics Corporation        1,297,650
   48,342  Lockheed Martin Corporation         1,057,481
    8,400  Northrop Grumman
             Corporation                         454,125
    3,346  Teledyne Technologies, Inc.+           31,578
   58,592  United Technologies
             Corporation                       3,808,480
                                            ------------
                                              11,395,668
                                            ------------
     Airlines -- 0.2%
   18,100  AMR Corporation+                    1,212,700
   16,200  Delta Air Lines, Inc.                 806,963
   61,612  Southwest Airlines Company            997,344
    8,800  US Airways Group, Inc.+               282,150
                                            ------------
                                               3,299,157
                                            ------------
     Apparel -- 0.2%
    7,200  Liz Claiborne, Inc.                   270,900
   34,200  NIKE, Inc., Class B                 1,695,037
    6,900  Reebok International Ltd.+             56,494
   14,400  V.F. Corporation                      432,000
                                            ------------
                                               2,454,431
                                            ------------
     Automobiles -- 0.9%
  147,600  Ford Motor Company                  7,887,375
   78,300  General Motors Corporation          5,691,431
    7,780  Navistar International
             Corporation+                        368,578
                                            ------------
                                              13,947,384
                                            ------------
     Automobile Parts and Equipment -- 0.3%
   17,600  AutoZone, Inc.+                       568,700
    5,000  Cummins Engine, Inc.                  241,562
   20,118  Dana Corporation                      602,283
   69,033  Delphi Automotive Systems
             Corporation                       1,087,270
   21,725  Genuine Parts Company                 539,051
   10,400  Johnson Controls, Inc.                591,500
    6,400  Pep Boys-- Manny, Moe & Jack           58,400
   14,900  TRW, Inc.                             773,869
                                            ------------
                                               4,462,635
                                            ------------
     Banks -- 5.1%
   47,850  AmSouth Bancorporation                924,103
  208,599  Bank of America Corporation        10,469,062
   90,000  Bank of New York, Inc.              3,600,000
  140,105  Bank One Corporation                4,492,117
   40,400  BB&T Corporation                    1,105,950
  100,768  Chase Manhattan Corporation         7,828,414
   19,050  Comerica, Inc.                        889,397
   37,725  Fifth Third Bancorporation          2,768,072
  120,734  First Union Corporation             3,961,584
  119,774  Firstar Corporation                 2,530,226
  112,015  FleetBoston Financial
             Corporation                       3,899,522
   27,993  Huntington Bancshares, Inc.           668,333
   54,600  KeyCorp                             1,208,025
   97,952  MBNA Corporation                    2,669,192
   21,300  Morgan (J.P.) & Company, Inc.       2,697,112
   68,089  Morgan Stanley, Dean Witter,
             Discover and Company              9,719,705
   75,200  National City Corporation           1,781,300
   27,200  Northern Trust Corporation          1,441,600
   14,400  Old Kent Financial Corporation        509,400
   35,900  PNC Bank Corporation                1,597,550
   12,700  Republic New York Corporation         914,400
   20,500  Southtrust Corporation                775,156
   19,600  State Street Corporation            1,432,025
   21,500  Summit Bancorp                        658,438
   39,100  SunTrust Banks, Inc.                2,690,569
   34,200  Synovus Financial Corporation         679,725
   88,979  U.S. Bancorp                        2,118,812
   17,200  Union Planters Corporation            678,325
   24,635  Wachovia Corporation                1,675,180
   70,564  Washington Mutual, Inc.             1,834,664
                                            ------------
                                              78,217,958
                                            ------------
     Broadcasting -- 1.0%
   93,166  CBS Corporation+                    5,956,801
   41,400  Clear Channel
             Communications+                   3,694,950
   74,800  MediaOne Group, Inc.+               5,745,575
    6,300  Meredith Corporation                  262,631
                                            ------------
                                              15,659,957
                                            ------------
     Building Materials -- 1.4%
    7,200  Centex Corporation                    177,750
    8,075  Crane Company                         160,491
    4,000  Fleetwood Enterprises                  82,500
  281,319  Home Depot, Inc.                   19,287,934
    5,800  Kaufman & Broad Home
             Corporation                         140,287
   54,600  Masco Corporation                   1,385,475
   15,133  Pall Corporation                      326,305
    5,300  Pulte Corporation                     119,250
   12,200  Vulcan Materials Company              487,237
                                            ------------
                                              22,167,229
                                            ------------
     Business Equipment and Supplies -- 1.8%
   13,800  Avery Dennison Corporation          1,005,675
   18,100  Ikon Office Solutions                 123,306
  220,300  International Business Machines
             Corporation                      23,792,400
   32,500  Pitney Bowes, Inc.                  1,570,157
   81,200  Xerox Corporation                   1,842,225
                                            ------------
                                              28,333,763
                                            ------------
     Business Services -- 0.3%
   86,913  Cendant Corporation+                2,308,627
    9,000  Deluxe Corporation                    246,937
   37,580  IMS Health, Inc.                    1,021,706
      100  Navigant Consulting, Inc.+              1,088
   30,100  Paychex, Inc.                       1,204,000
                                            ------------
                                               4,782,358
                                            ------------
     Chemicals and Plastics -- 1.8%
   27,900  Air Products & Chemicals, Inc.        936,394
   26,750  Dow Chemical Company                3,574,469
  127,649  dupont (E.I.) de Nemours &
             Company                           8,408,878
    9,575  Eastman Chemical Company              456,608
   15,800  Ecolab, Inc.                          618,175
   15,350  Engelhard Corporation                 289,731
    3,700  FMC Corporation+                      212,056
    7,000  Great Lakes Chemical
             Corporation                         267,313
   12,900  Hercules, Inc.                        359,588
   10,537  Kerr-McGee Corporation                653,294
    8,600  Mallinckrodt Group, Inc.              273,588
   49,000  Minnesota Mining &
             Manufacturing Company             4,795,875
   77,500  Monsanto Company                    2,760,937
   19,400  Praxair, Inc.                         976,062
   23,300  Rockwell International
             Corporation                       1,115,487
   26,752  Rohm & Haas Company                 1,088,472
   12,212  Sigma-Aldrich Corporation             367,123
   16,300  Union Carbide Corporation           1,088,025
    8,800  W R Grace & Company+                  122,100
                                            ------------
                                              28,364,175
                                            ------------
     Coal -- 0.1%
   26,700  CSX Corporation                       837,712
    3,400  Eastern Enterprises                   195,288
    9,200  Fluor Corporation                     422,050
                                            ------------
                                               1,455,050
                                            ------------
     Communication Equipment -- 1.6%
   22,100  Cabletron Systems, Inc.+              574,600
  118,700  GTE Corporation                     8,375,769
   74,400  Motorola, Inc.                     10,955,400
   21,000  National Semiconductor
             Corporation+                        899,062
    9,600  Scientific-Atlanta, Inc.              534,000
   49,200  Tellabs, Inc.+                      3,158,025
                                            ------------
                                              24,496,856
                                            ------------
     Computer Hardware, Software
       or Services -- 17.1%
   42,200  3COM Corporation+                   1,983,400
   14,800  Adobe Systems, Inc.                   995,300
   17,900  Advanced Micro Devices, Inc.+         517,981
  273,200  America Online, Inc.+              20,609,525
   19,700  Apple Computer, Inc.+               2,025,406
    7,500  Autodesk, Inc.                        253,125
   76,400  Automatic Data Processing, Inc.     4,116,050
   29,657  BMC Software, Inc.+                 2,370,706
   17,600  Ceridian Corporation+                 379,500
  399,650  Cisco Systems, Inc.+               42,812,506
   11,000  Citrix Systems, Inc.+               1,353,000
  207,723  Compaq Computer Corporation         5,621,504
   65,875  Computer Associates
             International, Inc.               4,607,133
   20,300  Computer Sciences Corporation+      1,920,888
   43,700  Compuware Corporation+              1,627,825
  310,500  Dell Computer Corporation+         15,835,500
   57,500  Electronic Data Systems
             Corporation                       3,848,906
   38,700  Gateway 2000, Inc.+                 2,788,819
  124,500  Hewlett Packard Company            14,185,219
   96,750  Honeywell International, Inc.       5,581,266
  630,500  Microsoft Corporation+             73,610,875
   18,200  Network Appliance, Inc.+            1,511,738
   40,700  Novell, Inc.+                       1,625,456
  173,975  Oracle Corporation+                19,496,073
   32,900  Parametric Technology
             Corporation+                        890,356
   32,888  Peoplesoft, Inc.                      700,915
   25,500  Seagate Technologies, Inc.+         1,187,344
   22,500  Silicon Graphics, Inc.+               220,781
  190,900  Sun Microsystems, Inc.+            14,782,819
   37,900  Unisys Corporation+                 1,210,431
   32,300  Yahoo!, Inc.+                      13,975,806
                                            ------------
                                             262,646,153
                                            ------------
     Computer -- Semiconductors -- 3.7%
   46,200  Applied Materials, Inc.+            5,852,962
  124,300  EMC Corporation+                   13,579,775
  408,300  Intel Corporation                  33,608,194
   18,200  LSI Logic Corporation+              1,228,500
   33,000  Micron Technology, Inc.+            2,565,750
                                            ------------
                                              56,835,181
                                            ------------
     Consumer Non-Durables -- 4.5%
   29,800  Corning, Inc.                       3,842,337
  400,900  General Electric Company           62,039,275
   11,300  Grainger (W.W.), Inc.                 540,281
   46,720  Lowe's Companies, Inc.              2,791,520
    1,171  Water Pik Technologies, Inc.+          11,198
                                            ------------
                                              69,224,611
                                            ------------
     Consumer Services -- 0.1%
   11,900  Block (H & R), Inc.                   520,625
   33,100  Service Corporation
             International                       229,631
                                            ------------
                                                 750,256
                                            ------------
     Containers -- 0.1%
    3,700  Ball Corporation                      145,688
   14,900  Crown Cork & Seal Company,
             Inc.                                333,387
   18,300  Owens-Illinois, Inc.+                 458,644
   20,900  Pactiv Corporation+                   222,062
   10,269  Sealed Air Corporation+               532,063
                                            ------------
                                               1,691,844
                                            ------------
     Cosmetics -- Toiletry -- 0.1%
    6,700  Alberto-Culver Company,
             Class B                             172,944
   29,600  Avon Products, Inc.                   976,800
                                            ------------
                                               1,149,744
                                            ------------
     Diversified -- 0.8%
   20,000  Fortune Brands, Inc.                  661,250
   13,100  Loews Corporation                     795,006
   41,400  Raytheon Company, Class B           1,099,688
   18,300  Textron, Inc.                       1,403,381
   19,200  Thermo Electron Corporation+          288,000
  206,318  Tyco International Ltd.             8,020,612
                                            ------------
                                              12,267,937
                                            ------------
     Drugs and Health Care -- 0.1%
   14,100  Quintiles Transnational
             Corporation+                        263,494
   11,600  Watson Pharmaceuticals, Inc.+         415,425
    7,800  Wellpoint Health Networks,
             Inc.+                               514,312
                                            ------------
                                               1,193,231
                                            ------------
     Electrical Equipment -- 0.8%
   11,400  Cooper Industries, Inc.               460,987
    5,000  Foster Wheeler Corporation             44,375
   19,200  Molex, Inc.                         1,088,400
    5,750  Tektronix, Inc.                       223,531
   98,000  Texas Instruments, Inc.             9,493,750
    7,100  Thomas & Betts Corporation            226,313
                                            ------------
                                              11,537,356
                                            ------------
     Electronics -- 2.0%
   21,300  Analog Devices, Inc.+               1,980,900
    8,900  Eaton Corporation                     646,363
   53,100  Emerson Electric Company            3,046,612
   11,000  KLA-Tencor Corporation+             1,225,125
   15,600  Lexmark International Group,
             Inc.+                             1,411,800
   80,800  QUALCOMM, Inc.                     14,230,900
   35,800  Solectron Corporation+              3,405,475
   23,500  Tandy Corporation                   1,155,906
   20,800  Teradyne, Inc.+                     1,372,800
   39,000  Xilinx, Inc.+                       1,773,281
                                            ------------
                                              30,249,162
                                            ------------
     Energy and Resources -- 0.1%
   26,465  Burlington Resources, Inc.            874,999
   35,995  Reliant Energy, Inc.                  823,385
   29,378  Sempra Energy                         510,443
                                            ------------
                                               2,208,827
                                            ------------
     Entertainment -- 1.3%
   11,300  Brunswick Corporation                 251,425
  252,008  Disney (Walt) Company               7,371,234
    8,600  Harcourt General Corporation          346,150
   23,650  Hasbro, Inc.                          450,828
   51,411  Mattel, Inc.                          674,769
  157,300  Time Warner, Inc.                  11,394,419
                                            ------------
                                              20,488,825
                                            ------------
     Financial Services -- 5.1%
   54,600  American Express Company            9,077,250
   30,328  American General Corporation        2,301,137
   88,950  Associates First Capital
             Corporation                       2,440,566
   24,000  Capital One Financial Corporation   1,156,500
  100,200  Charles Schwab Corporation          3,845,175
  412,018  Citigroup, Inc.                    22,892,750
   13,800  Countrywide Credit Industries         348,450
   11,000  Dow Jones & Company, Inc.             748,000
   17,300  Equifax, Inc.                         407,631
  125,200  Fannie Mae                          7,817,175
   84,900  Federal Home Loan Mortgage
             Corporation                       3,995,606
   51,192  First Data Corporation              2,524,405
   57,406  Household International, Inc.       2,138,373
   14,600  Lehman Brothers Holdings, Inc.      1,236,438
   62,200  Mellon Financial Corporation        2,118,687
   45,300  Merrill Lynch & Company, Inc.       3,782,550
   17,400  Paine Webber Group, Inc.              675,338
   26,700  Regions Financial Corporation         670,838
   19,400  SLM Holding Corporation               819,650
   14,600  T Rowe Price & Associates, Inc.       539,288
    6,800  Temple-Inland, Inc.                   448,375
  200,560  Wells Fargo & Company               8,110,145
                                            ------------
                                              78,094,327
                                            ------------
     Food and Beverages -- 3.9%
   51,793  Albertson's, Inc.                   1,670,324
   56,800  Anheuser-Busch Companies, Inc.      4,025,700
   34,100  Bestfoods                           1,792,381
   52,300  Campbell Soup Company               2,023,356
  301,800  Coca-Cola Company                  17,579,850
   52,000  Coca-Cola Enterprises, Inc.         1,046,500
   60,150  ConAgra, Inc.                       1,357,134
    4,500  Coors (Adolph) Company, Class B       236,250
   43,800  Heinz (H.J.) Company                1,743,788
   17,000  Hershey Foods Corporation             807,500
   49,500  Kellogg Company                     1,525,219
   39,900  Nabisco Group Holdings
             Corporation                         423,938
  177,800  PepsiCo, Inc.                       6,267,450
  289,100  Philip Morris Cos., Inc.            6,703,506
   16,300  Quaker Oats Company                 1,069,688
   39,500  Ralston-Purina Company              1,101,063
  111,000  Sara Lee Corporation                2,448,937
   53,000  Seagram Company Ltd.                2,381,687
   69,832  Unilever NV                         3,801,479
   20,900  UST, Inc.                             526,419
   14,100  Wrigley (Wm) Jr. Company            1,169,419
                                            ------------
                                              59,701,588
                                            ------------
     Food Distribution -- 0.4%
   74,294  Archer-Daniels-Midland
             Company                             905,458
   37,200  General Mills, Inc.                 1,329,900
    4,600  Great Atlantic & Pacific Tea
             Company, Inc.                       128,225
  101,700  Kroger Company+                     1,919,587
   17,100  Supervalu, Inc.                       342,000
   40,200  Sysco Corporation                   1,590,413
   18,200  Winn Dixie Stores, Inc.               435,663
                                            ------------
                                               6,651,246
                                            ------------
     Gas and Pipeline Utilities -- 0.1%
   27,900  El Paso Energy Corporation          1,082,869
                                            ------------
     Glass Products -- 0.1%
    6,700  Owens Corning Fiberglass
             Corporation                         129,394
   21,100  PPG Industries, Inc.                1,320,069
                                            ------------
                                               1,449,463
                                            ------------
     Health Care Facilities -- 0.2%
   68,877  Columbia/HCA Healthcare
             Corporation                       2,018,957
   20,400  Humana, Inc.+                         167,025
   12,550  Manor Care, Inc.+                     200,800
   38,000  Tenet Healthcare Corporation+         893,000
                                            ------------
                                               3,279,782
                                            ------------
     Health Care Products -- 2.8%
  187,900  Abbott Laboratories                 6,823,119
   16,200  Allergan, Inc.                        805,950
    7,000  Bausch & Lomb, Inc.                   479,063
   30,600  Becton, Dickinson & Company           818,550
  285,600  Merck & Co, Inc.                   19,153,050
  473,000  Pfizer, Inc.                       15,342,937
                                            ------------
                                              43,422,669
                                            ------------
     Holding Companies -- 0.2%
   17,200  Providian, LLC                      1,566,275
   26,700  Public Service Enterprise             929,494
                                            ------------
                                               2,495,769
                                            ------------
     Home Appliances -- 0.3%
   10,500  Black & Decker Corporation            548,625
   36,680  Illinois Tool Works, Inc.           2,478,188
   10,300  Maytag Corporation                    494,400
    7,150  Snap-On, Inc.                         189,922
   10,800  Stanley Works                         325,350
    9,200  Whirlpool Corporation                 598,575
                                            ------------
                                               4,635,060
                                            ------------
     Home Furnishings and Housewares -- 0.5%
  159,600  American Home Products
             Corporation                       6,294,225
    4,800  Armstrong World                       160,200
   23,900  Leggett & Platt, Inc.                 512,356
   34,497  Newell Rubbermaid, Inc.             1,000,413
    2,300  Springs Industries, Inc.               91,856
    7,000  Tupperware Corporation                118,563
                                            ------------
                                               8,177,613
                                            ------------
     Hotels and Restaurants -- 0.7%
   16,100  Darden Restaurants, Inc.              291,813
   15,700  Harrah's Entertainment
             Corporation+                        415,069
   45,100  Hilton Hotels Corporation             434,087
   30,400  Marriott International, Inc.          959,500
  165,500  McDonald's Corporation              6,671,719
   23,600  Mirage Resorts, Inc.+                 361,375
   18,740  Tricon Global Restaurants, Inc.+      723,832
   14,600  Wendy's International, Inc.           301,125
                                            ------------
                                              10,158,520
                                            ------------
     Insurance -- 2.8%
   18,314  Aetna Life & Casualty Company       1,022,150
   32,500  AFLAC, Inc.                         1,533,594
   98,420  Allstate Corporation                2,362,080
  189,145  American International Group,
             Inc.                             20,451,303
   31,325  AON Corporation                     1,253,000
   21,399  Chubb Corporation                   1,205,031
   22,600  CIGNA Corporation                   1,820,712
   20,200  Cincinnati Financial Corporation      629,988
   39,998  Conseco, Inc.                         714,964
   27,100  Hartford Financial Services
             Group, Inc.                       1,283,862
   12,850  Jefferson-Pilot Corporation           877,013
   23,900  Lincoln National Corporation          956,000
   32,600  Marsh & McLennan
             Companies, Inc.                   3,119,412
   12,100  MBIA, Inc.                            639,031
   12,900  MGIC Investment Corporation           776,419
    9,000  Progressive Corporation               658,125
   15,900  SAFECO Corporation                    395,513
   27,758  St. Paul Companies, Inc.              935,098
   16,100  Torchmark, Inc.                       467,906
   20,700  United Healthcare Corporation       1,099,688
   29,296  UnumProvident Corporation             939,303
                                            ------------
                                              43,140,192
                                            ------------
     Investment Companies -- 0.1%
   14,542  Bear Stearns Companies, Inc.          621,670
   30,700  Franklin Resources, Inc.              984,319
                                            ------------
                                               1,605,989
                                            ------------
     Machinery and Heavy Equipment -- 0.4%
   43,400  Caterpillar, Inc.                   2,042,512
   28,600  Deere & Company                     1,240,525
   24,900  Dover Corporation                   1,129,838
   20,050  Ingersoll-Rand Company              1,104,003
   13,650  Parker-Hannifin Corporation           700,416
                                            ------------
                                               6,217,294
                                            ------------
     Manufacturing -- 0.3%
   26,750  Alcan Aluminum Ltd.                 1,101,766
   50,700  Boston Scientific Corporation+      1,109,062
    2,900  Briggs & Stratton Corporation         155,513
    8,300  Brown-Forman Corporation,
             Class B                             475,175
   17,300  Danaher Corporation                   834,725
    4,600  Milacron, Inc.                         70,725
    9,640  PACCAR, Inc.                          427,172
    7,600  Reynolds Metals Company               582,350
   20,300  Sherwin-Williams Company              426,300
                                            ------------
                                               5,182,788
                                            ------------
     Medical Instruments, Services,
       and Supplies -- 1.9%
    6,300  Bard (C.R.), Inc.                     333,900
   35,600  Baxter International, Inc.          2,236,125
   13,700  Biomet, Inc.                          548,000
   34,274  Cardinal Health, Inc.               1,640,868
   37,600  Guidant Corporation                 1,767,200
   47,189  HEALTHSOUTH Corporation+              253,641
  169,900  Johnson & Johnson Company          15,821,937
  146,100  Medtronic, Inc.                     5,323,519
    3,300  Shared Medical Systems
             Corporation                         168,094
   10,350  St. Jude Medical, Inc.+               317,615
                                            ------------
                                              28,410,899
                                            ------------
     Metals and Mining -- 0.5%
   44,756  Alcoa, Inc.                         3,714,748
   48,200  Barrick Gold Corporation              852,537
   19,900  Freeport McMoRan Copper &
             Gold, Class B                       420,388
   31,800  Homestake Mining Company              248,438
   23,500  Inco Ltd.                             552,250
    1,000  NACCO Industries, Inc., Class A        55,563
   20,355  Newmont Mining Corporation            498,697
    9,915  Phelps Dodge Corporation              665,544
   39,800  Placer Dome, Inc.                     427,850
                                            ------------
                                               7,436,015
                                            ------------
     Natural Gas -- 0.3%
   11,700  Consolidated Natural Gas
             Company                             759,769
   87,430  Enron Corporation                   3,879,706
    5,800  NICOR, Inc.                           188,500
    3,900  ONOEK, Inc.                            97,988
                                            ------------
                                               4,925,963
                                            ------------
     Networking Products -- 0.0%#
   12,600  Adaptec, Inc.+                        628,425
                                            ------------
     News and Publishing -- 0.7%
   34,000  Gannett Company, Inc.               2,773,125
   66,494  Kimberly-Clark Corporation          4,338,733
   10,300  Knight-Ridder, Inc.                   612,850
   20,900  New York Times Company,
             Class A                           1,026,713
    7,300  Times Mirror Company (New),
             Class A                             489,100
   29,000  Tribune Company                     1,596,813
                                            ------------
                                              10,837,334
                                            ------------
     Oil -- 5.1%
   11,000  Amerada Hess Corporation              624,250
   13,800  Apache Corporation                    509,737
    8,900  Ashland, Inc.                         293,144
   39,400  Atlantic Richfield Company          3,408,100
   40,220  Baker Hughes, Inc.                    847,134
   80,200  Chevron Corporation                 6,947,325
   26,100  Coastal Corporation                   924,919
   76,526  Conoco, Inc., Class B               1,903,584
  421,998  Exxon Mobil Corporation            33,997,214
   54,000  Halliburton Company                 2,173,500
   13,000  Louisiana Land & Exploration
             Company                             185,250
    7,200  McDermott International, Inc.          65,250
   44,900  Occidental Petroleum
             Corporation                         970,962
   31,000  Phillips Petroleum Company          1,457,000
  262,000  Royal Dutch Petroleum
             Company                          15,834,625
   11,100  Sunoco, Inc.                          260,850
   67,600  Texaco, Inc.                        3,671,525
   17,600  Tosco Corporation                     478,500
   30,400  Union Pacific Corporation           1,326,200
   30,655  Union Pacific Resources Group         390,851
   29,500  Unocal Corporation                    990,094
   38,000  USX-Marathon Group                    938,125
                                            ------------
                                              78,198,139
                                            ------------
     Oil Equipment and Services -- 0.2%
   67,230  Schlumberger Ltd.                   3,781,688
                                            ------------
     Paper and Forest Products -- 0.6%
    6,300  Bemis Company, Inc.                   219,713
    6,900  Boise Cascade Corporation             279,450
   11,800  Champion International
             Corporation                         730,863
   26,425  Fort James Corporation                723,384
   20,800  Georgia-Pacific Corporation         1,055,600
   50,609  International Paper Company         2,856,245
   12,400  Mead Corporation                      538,625
    3,600  Potlatch Corporation                  160,650
   28,650  Weyerhaeuser Company                2,057,428
   13,600  Willamette Industries, Inc.           631,550
                                            ------------
                                               9,253,508
                                            ------------
     Personal Items -- 2.4%
   71,200  Colgate-Palmolive Company           4,628,000
  131,120  Gillette Company                    5,400,505
   12,800  International Flavors &
             Fragrances, Inc.                    483,200
    4,100  Jostens, Inc.                          99,681
  160,600  Procter & Gamble Company           17,595,737
  104,900  Warner-Lambert Company              8,595,244
                                            ------------
                                              36,802,367
                                            ------------
     Petroleum Refining -- 0.2%
   15,600  Anadarko Petroleum
             Corporation                         532,350
   10,100  Rowan Companies+                      219,044
   53,100  Williams Companies, Inc.            1,622,869
                                            ------------
                                               2,374,263
                                            ------------
     Petroleum -- Service and Equipment -- 0.1%
   25,316  Transocean Sedco Forex, Inc.          852,824
                                            ------------
     Pharmaceuticals -- 2.4%
   12,420  ALZA Corporation+                     430,043
  242,440  Bristol-Myers Squibb Company       15,561,618
  133,300  Lilly (Eli) & Company               8,864,450
   34,447  McKesson HBOC, Inc.                   777,210
   63,320  Pharmacia & Upjohn, Inc.            2,849,400
  179,500  Schering-Plough Corporation         7,572,656
                                            ------------
                                              36,055,377
                                            ------------
     Photographic Equipment and Supplies -- 0.2%
   38,500  Eastman Kodak Company               2,550,625
    5,450  Polaroid Corporation                  102,528
                                            ------------
                                               2,653,153
                                            ------------
     Printing and Publishing -- 0.2%
    7,900  American Greetings
             Corporation, Class A                186,638
   15,400  Donnelley (R.R.) & Sons
             Company                             382,113
   19,540  Dun & Bradstreet Corporation          576,430
   23,900  McGraw-Hill, Inc.                   1,472,837
   12,250  Westvaco Corporation                  399,656
                                            ------------
                                               3,017,674
                                            ------------
     Railroads -- 0.1%
   13,400  Kansas City Southern Industries,
             Inc.                                999,975
   46,500  Norfolk Southern Corporation          953,250
                                            ------------
                                               1,953,225
                                            ------------
     Recreation -- 0.2%
   75,400  Carnival Corporation, Class A       3,605,063
                                            ------------
     Research and Development -- 0.6%
  124,800  Amgen, Inc.+                        7,495,800
   12,600  PE Corp-PE Biosystems Group         1,515,938
                                            ------------
                                               9,011,738
                                            ------------
     Retail -- Store -- 4.7%
   17,000  Bed Bath & Beyond, Inc.+              590,750
   25,100  Best Buy Company, Inc.+             1,259,706
   24,800  Circuit City Stores -- Circuit
             City Group                        1,117,550
   13,480  Consolidated Stores Corporation+      219,050
   27,117  Costco Wholesale Corporation+       2,474,426
   47,882  CVS Corporation                     1,912,287
   53,700  Dayton Hudson Corporation           3,943,594
   13,000  Dillard's, Inc.                       262,438
   32,525  Dollar General Corporation            739,944
   25,700  Federated Department Stores+        1,299,456
  104,587  Gap, Inc.                           4,811,002
   60,300  K-mart Corporation+                   606,769
   19,800  Kohls Corporation+                  1,429,312
   26,232  Limited, Inc.                       1,136,174
    4,800  Long's Drug Stores Company            123,900
   40,850  May Department Stores
             Company                           1,317,412
   16,900  Nordstrom, Inc.                       442,569
   40,200  Office Depot, Inc.+                   439,688
   31,800  Penney (J.C.) Company, Inc.           634,013
   31,500  Rite Aid Corporation                  352,406
    4,100  Russell Corporation                    68,675
   62,200  Safeway, Inc.+                      2,211,987
   46,200  Sears, Roebuck & Company            1,406,212
   56,750  Staples, Inc.+                      1,177,563
   37,900  TJX Companies, Inc.                   774,581
   29,950  Toys R Us, Inc.+                      428,659
  543,800  Wal-Mart Stores, Inc.              37,590,175
  122,600  Walgreen Company                    3,586,050
                                            ------------
                                              72,356,348
                                            ------------
     Savings and Loan Associations -- 0.0%#
   19,700  Golden West Financial
             Corporation                         659,950
                                            ------------
     Soaps and Detergents -- 0.1%
   28,924  Clorox Company                      1,457,047
                                            ------------
     Steel -- 0.1%
   11,413  Allegheny Technologies, Inc.          256,079
   16,000  Bethlehem Steel Corporation+          134,000
   10,700  Nucor Corporation                     586,494
    7,600  Timken Company                        155,325
   10,840  USX-U.S.Steel Group, Inc.             357,720
   10,925  Worthington Industries, Inc.          180,945
                                            ------------
                                               1,670,563
                                            ------------
     Technology -- 0.1%
   10,700  ITT Industries                        357,781
    5,500  Millipore Corporation                 212,438
    5,500  PerkinElmer, Inc.+                    229,281
                                            ------------
                                                 799,500
                                            ------------
     Telecommunications -- 11.1%
   18,300  ADC Telecommunications,
             Inc.+                             1,327,894
   38,366  ALLTEL Corporation                  3,172,389
   10,037  Andrew Corporation+                   190,075
  390,490  AT&T Corporation                   19,817,368
  189,762  Bell Atlantic Corporation          11,682,223
  230,000  BellSouth Corporation              10,766,875
   17,000  CenturyTel, Inc.                      805,375
   91,900  Comcast Corporation Special,
             Class A (non-voting)              4,646,694
    8,800  Comverse Technology, Inc.+          1,273,800
   21,300  General Instrument
             Corporation+                      1,810,500
   92,720  Global Crossing Ltd.+               4,636,000
  382,845  Lucent Technologies, Inc.          28,641,592
  346,811  MCI Worldcom, Inc.+                18,402,632
   44,400  NEXTEL Communications, Inc.+        4,578,750
  163,200  Nortel Networks Corporation        16,483,200
  416,875  SBC Communications                 20,322,656
  106,500  Sprint Corporation                  7,168,781
   52,650  Sprint PCS+                         5,396,625
   61,758  US West, Inc.                       4,446,576
   85,200  Viacom, Inc., Class B+              5,149,275
                                            ------------
                                             170,719,280
                                            ------------
     Tire and Rubber -- 0.1%
    9,200  Cooper Tire & Rubber Company          143,175
   13,500  Goodrich (B.F.) Company               371,250
   19,100  Goodyear Tire & Rubber
             Company                             538,381
                                            ------------
                                               1,052,806
                                            ------------
     Transportation -- 0.2%
   55,789  Burlington Northern Santa Fe        1,352,883
   36,460  FDX Corporation+                    1,492,581
    7,800  Ryder System, Inc.                    190,613
                                            ------------
                                               3,036,077
                                            ------------
     Utilities -- 1.5%
   25,200  AES Corporation+                    1,883,700
   16,700  Ameren Corporation                    546,925
   23,700  American Electric Power
             Company, Inc.                       761,362
   19,400  Carolina Power & Light
             Company                             590,487
   25,900  Central & Southwest
             Corporation                         518,000
   19,334  Cinergy Corporation                   466,433
   14,100  CMS Energy Corporation                439,744
   26,900  Consolidated Edison Company           928,050
   18,150  Constellation Energy Group            526,350
   23,300  Dominion Resources, Inc.              914,525
   17,600  DTE Energy Company                    552,200
   44,670  Duke Energy Company                 2,239,084
   42,400  Edison International                1,110,350
   30,200  Entergy Corporation                   777,650
   28,427  FirstEnergy Corporation               644,938
   11,900  Florida Progress Corporation          503,519
   21,800  FPL Group, Inc.                       933,312
   15,100  GPU, Inc.                             452,056
    4,900  National Service Industries, Inc.     144,550
   14,100  New Century Energies, Inc.            428,288
   22,800  Niagara Mohawk Holdings, Inc.+        317,775
   18,900  Northern States Power Company         368,550
   22,700  PECO Energy Company                   788,825
    4,400  People's Energy Corporation           147,400
   46,900  PG & E Corporation                    961,450
   10,400  Pinnacle West Capital
             Corporation                         317,850
   17,600  PP & L Resources, Inc.                402,600
   82,200  Southern Company                    1,931,700
   33,815  Texas Utilities Company             1,202,546
   26,600  Unicom Corporation                    891,100
                                            ------------
                                              22,691,319
                                            ------------
     Waste Management -- 0.1%
   23,100  Allied Waste Industries, Inc.+        203,569
   75,753  Waste Management, Inc.              1,302,004
                                            ------------
                                               1,505,573
                                            ------------
TOTAL COMMON STOCKS
  (Cost $971,217,609)                      1,504,459,716
                                           -------------
U.S. TREASURY BILLS -- 0.3%
  (Cost  $3,416,028)
3,500,000  5.19%++ due 6/22/2000 **            3,416,028
                                           -------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.3%
   (Cost $20,173,000)
$  20,173,000   Agreement with State Street
                   Bank and Trust Company,
                   3.300% dated 12/31/1999,
                   to be repurchased at
                   $20,178,548 on 01/03/2000,
                   collateralized by $20,605,000
                   U.S. Treasury Bond, 6.125%
                   maturing 08/15/2007
                   (value $20,579,244)        20,173,000
                                           -------------
TOTAL INVESTMENTS
   (Cost $994,806,637*)          99.6%     1,528,048,744
OTHER ASSETS AND
   LIABILITIES (Net)              0.4          6,851,185
                                -----     --------------
NET ASSETS                      100.0%    $1,534,899,929
                                =====     ==============
------------
 * Aggregate cost for Federal tax purposes.
** Securities pledged as collateral for futures contracts.
 + Non-income producing security.
++ Rate represents annualized yield at date of purchase.
 # Amount represents less than 0.1% of net assets.

Number of                                    Unrealized
Contracts                                   Appreciation
---------                                   ------------
FUTURES CONTRACTS -- LONG POSITION
     71    S&P 500 Index -- March 2000          $698,936
                                                ========

           See Notes to Financial Statements.




Munder International Equity Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 104.6%++
     Argentina -- 0.4%
    1,100  Alpargatas S.A.I.C., ADR+        $        660
    3,446  Banco de Galicia Bueno, ADR            68,275
    1,856  Banco Frances del Rio de la Plata
              SA, ADR                             43,964
    5,000  Banco Rio de La Plata SA               60,937
    9,000  Corporacion Mapfre, ADR                41,523
      615  IRSA Inversiones Y
              Representaciones SA, GDR            19,891
    1,720  Metrogas SA, ADR                       14,943
   12,065  Perez Companc SA, ADR                 123,564
    1,100  Quilmes Industrial SA, ADR             13,131
    5,900  Telecom Argentina SA, ADR             202,075
    7,000  Telefonica de Argentina, ADR          216,125
    2,200  Transportadora de Gas del Sur
              SA, ADR                             20,212
                                            ------------
                                                 825,300
                                            ------------
     Australia -- 2.4%
    4,750  Amcor Ltd.                             91,437
    2,100  Ashton Mining Ltd., ADR                 5,584
    9,250  Australia & New Zealand Bank,
              ADR                                331,266
    4,200  Boral Ltd., ADR                        51,319
   29,740  Broken Hill Proprietary Ltd., ADR     789,969
    2,800  Burns, Philip & Company Ltd.,
              ADR                                  4,963
   14,500  Coca-Cola Amatil Ltd., ADR             79,200
    4,300  Coles Myer Ltd., ADR                  176,300
    7,700  CSR Ltd., ADR                          74,815
    4,400  E-mail Partners Ltd., ADR              13,981
    1,100  FH Faulding & Company, ADR             28,886
    7,352  Goldfields Ltd., ADR                   33,314
    9,500  Goodman Fielder Ltd., ADR              33,928
    6,100  James Hardie Industries, ADR           31,957
    4,700  Kidston Gold Mines Ltd., ADR+           1,975
    1,400  Lihir Gold Ltd., ADR+                  20,300
   24,300  M.I.M. Holdings Ltd., ADR              50,092
    2,100  Mayne Nickless Ltd., ADR               27,090
    8,800  National Australia Bank Ltd., ADR     671,000
   23,100  News Corporation Ltd., ADR            883,575
    5,139  Normandy Mining Ltd.                   36,437
    4,500  North Ltd., ADR                        53,029
    1,300  Orbital Engineering Ltd.,
              ADR+                                 5,606
    7,700  Pacific Dunlop Olympic Ltd., ADR       42,831
    1,700  Petsec Energy Ltd., ADR+                  850
   23,700  Pioneer International Ltd., ADR        71,416
    4,470  Rio Tinto Ltd., ADR                   384,086
    4,500  Santos Ltd., ADR                       47,813
      600  Simsmetal Ltd., ADR                     8,587
      700  Sons of Gwalia, ADR                    11,719
    3,700  Southcorp Holdings Ltd., ADR           65,220
    6,900  St. George Bank Ltd., ADR             104,005
   24,600  Telstra Corporation Ltd.              670,350
   11,300  Westpac Banking Ltd., ADR             388,437
    8,500  WMC Ltd., ADR                         185,937
   19,100  Woodside Petroleum Ltd.               141,065
                                            ------------
                                               5,618,339
                                            ------------
     Austria -- 0.1%
   12,400  Bank Austria Aktiengeselschaft,
              ADR                                139,901
    1,740  EVN-Energie Versorgung
              Niederoesterreich AG, ADR           52,584
    4,000  OMV AG, ADR                            77,767
      700  Wolford AG, ADR                         5,528
                                            ------------
                                                 275,780
                                            ------------
     Belgium -- 0.0%#
      900  Xeikon NV, ADR+                        16,200
                                            ------------
     Bermuda -- 0.1%
      400  ESG Re Ltd.                             2,775
      400  Frontline Ltd., ADR+                    1,244
      500  LaSalle Re Holdings Ltd., ADR           8,250
    1,700  PartnerRe Ltd., ADR                    55,144
    3,100  XL Capital Ltd., Class A              160,812
                                            ------------
                                                 228,225
                                            ------------
     Brazil -- 0.7%
    2,225  Aracruz Celulose SA, ADR               58,406
    3,996  Cemig-Companhia Energetica
              de Minas, ADR                       89,586
   31,000  Centrais Eletricas Brasileiras SA,
              ADR                                339,000
    2,710  Centrais Geradoras do Suldo
              Brasil SA, ADR+                     13,889
    3,900  Companhia Cervejaria Brahma,
              ADR                                 39,000
    2,100  Companhia Siderurgica Nacional,
              ADR                                 77,175
    3,400  Continental AG, ADR                    67,986
    6,300  Embratel Participacoes SA, ADR        171,675
    3,900  Panamerican Beverages Inc.,
              Class A, ADR                        80,194
      620  Tele Celular Sul Participacoes SA      19,685
    2,433  Tele Centro Oeste Celular
              Participacoes SA, ADR               15,815
    1,240  Tele Centro Sul Participacoes SA,
              ADR                                112,530
      300  Tele Nordeste Celular Participacoes
              SA, ADR                             15,150
    6,300  Tele Norte Leste Participacoes SA,
              ADR                                160,650
    1,240  Tele Sudeste Celular Participacoes
              SA, ADR                             48,128
      300  Telemig Celular Participacoes SA,
              ADR                                 13,856
    2,480  Telesp Celular Participacoes SA,
              ADR                                105,090
    6,300  Telesp Participacoes SA, ADR          153,956
                                            ------------
                                               1,581,771
                                            ------------
     Canada -- 3.3%
    5,700  Abitibi-Consolidated, Inc., ADR        67,687
    1,600  Agnico Eagle Mines Ltd., ADR           11,800
      600  Alliance Atlantis Communications
              Corp., Class B+                      4,950
   15,400  ATI Technologies, Inc.+               203,769
    7,950  Bank of Montreal, ADR                 270,300
   18,300  BCE, Inc., ADR                      1,650,431
    2,400  Bell Canada International, Inc.+       54,450
    3,200  BioChem Pharmaceuticals, Inc.+         69,600
    1,200  Biomira, Inc., ADR+                     4,725
      700  Biovail Corporation
              International, ADR+                 65,625
    4,600  Campbell Resource, Inc., ADR+             791
   11,800  Canadian Imperial Bank of
              Commerce                           280,250
      700  Canadian Marconi Company,
              ADR                                  9,188
    5,700  Canadian National Railway
              Company                            149,981
    4,100  Canadian Occidental Petroleum,
              ADR                                 80,975
    9,900  Canadian Pacific Ltd., ADR            213,469
    3,800  Celestica, Inc.+                      210,900
    6,500  Clearnet Communications, Inc,
              Class A+                           223,571
    1,100  Clearnet Communications, Inc.,
              Class A, ADR+                       37,813
    2,500  Cominco, ADR                           52,813
    1,800  Corel, ADR+                            27,225
    1,800  Cott Corporation, ADR                   9,450
    1,300  Decoma International, Inc.              9,344
    5,500  Domatar, Inc., ADR                     64,625
      700  Dorel Industries, Inc.+                12,141
    8,450  EdperBrascan Corporation,
              Class A                            114,075
    4,600  Enbridge, Inc.                         92,575
    3,200  Encal Energy Ltd.+                     14,800
      400  Fahnestock Viner Holdings, Inc.,
              ADR                                  5,975
      900  Four Seasons Hotels, Inc., ADR         47,925
    2,000  Goldcorp, Inc., Class A, ADR+          11,500
   10,406  Gulf Canada Resources, ADR+            35,120
   12,600  Imperial Oil Ltd., ADR                272,475
      700  Intertape Polymer Group Inc.,
              ADR                                 19,731
    1,200  Intrawest Corporation                  20,775
    1,250  Ipsco, Inc., ADR                       24,375
      300  Jetform Corporation, ADR+               1,500
    1,600  Loewen Group, Inc., ADR                   700
    2,400  Magna International, Class A,
              ADR                                101,700
   18,000  Manulife Financial Corp.+             228,375
    5,200  Methanex Corporation, ADR+             13,650
    1,600  Microcell Telecommunications,
              Inc.+                               52,600
    3,500  Mitel Corporation, ADR+                48,125
    5,300  Newbridge Network, ADR+               119,581
    2,750  NOVA Chemicals Corporation             53,109
    2,900  Numac Energy, Inc., ADR+               10,150
    1,600  Potash Corporation of
              Saskatchewan, ADR                   77,100
    1,800  Rio Algom Ltd., ADR                    26,213
      500  Rogers Cantel Mobil
              Communications, Class B, ADR+       18,188
    9,400  Royal Bank of Canada                  414,775
    2,000  Royal Group Technologies Ltd.+         42,375
    4,300  Royal Oak Mines, ADR+                      --
    9,600  Shaw Communications, Inc.,
              Class B                            316,896
    3,300  Suncor Energy, Inc.                   137,775
    1,200  Supersol Ltd.                          20,400
    3,270  Talisman Energy, Inc.+                 84,202
    4,100  Teleglobe, Inc.                        93,019
   36,200  Teleglobe, Inc.                       825,064
    2,100  Telesystem International Wireless,
              Inc.+                               78,225
    3,900  TLC Laser Eye Centers, Inc.+           50,793
   13,352  Transcanada Pipelines Ltd., ADR       116,830
    4,300  Trizec Hahn Corporation, ADR           72,562
    3,400  West Coast Energy, Inc., ADR           54,612
                                            ------------
                                               7,503,718
                                            ------------
     Chile -- 0.3%
      500  AFP Provida, ADR                       10,750
    1,000  Banco de A. Edwards, ADR, SER A        16,625
    3,400  Banco Santander Chile, ADR             51,850
    2,800  Banco Santiago SA, ADR                 59,850
    1,900  Compania Cervecerias Unidas SA,
              ADR                                 60,919
    6,875  Compania de Telecomunicaciones
              de Chile SA, ADR                   125,469
      800  Cristalerias de Chile, ADR             11,500
    2,700  Distribucion y Servicio D&S SA         52,650
    2,000  Embotelladora Andina SA, ADR           35,625
    8,200  Empresa Nacional Electricidad
              SA, ADR                            116,337
    2,100  Empresa Telex Chile, ADR+               1,575
    4,060  Enersis S.A., ADR                      95,410
    2,500  Gener SA, ADR                          38,750
      500  Laboratorio Chile SA, ADR               9,094
    1,900  Linea Aerea Nacional Chile SA,
              ADR                                 14,369
    1,100  Madeco, ADR                            12,237
      800  Maderas Y Sintelicos Sociedad
              (Masisa), ADR                       10,300
      800  Quimica Minera Chile SA, ADR           25,250
    3,200  Quinenco SA, ADR                       35,600
      400  Vina Concha Y Toro SA, ADR             15,150
                                            ------------
                                                 799,310
                                            ------------
     China\Hong Kong -- 2.8%
   16,400  Amoy Properties Ltd., ADR              69,094
    1,700  Amway Asia Pacific Ltd., ADR           30,494
    1,440  Asia Pulp & Paper Company Ltd.+         1,350
    7,200  Asia Pulp & Paper Company Ltd.,
              ADR+                                56,700
    1,200  Asia Satellite Telecommunications
              Holdings Ltd., ADR                  42,000
   39,448  Bank East Asia Ltd., ADR              109,613
      750  Beijing Yanhua Petrochemical
              Company Ltd., ADR                    5,156
    3,200  C.P. Pokphand, ADR+                     2,408
   13,632  Cable & Wireless HKT Ltd., ADR        397,032
   19,400  Cathay Pacific Airways, ADR           172,824
    5,900  CDL Hotels International Ltd.,
              ADR                                 23,529
   16,900  China Telecom (Hong Kong)
              Ltd.+                            2,172,706
   10,080  Dairy Farm International Ltd.,
              ADR                                 45,360
      500  DSG International Ltd., ADR+            2,937
      579  Egana International Holdings Ltd.,
              ADR                                  5,698
   13,700  First Pacific Company Ltd., ADR        52,872
    3,700  Glorious Sun Enterprises Ltd.          13,922
    1,300  Gold Peak Industries Ltd., ADR          2,743
    2,600  Guangshen Railway Company
              Ltd., ADR                           14,462
    7,950  Hang Lung Development, ADR             44,999
   55,400  Hang Seng Bank Ltd., ADR              632,501
   49,400  Henderson Land Development
              Company Ltd., ADR                  317,111
  134,907  Hong Kong and China Gas Ltd.,
              ADR                                184,828
   57,900  Hong Kong Electric Holdings Ltd.,
              ADR                                180,996
   14,900  Hong Kong Land Holdings, ADR          110,260
   25,100  Hopewell Holdings Ltd., ADR            14,934
    1,100  Huaneng Power International,
              ADR                                 11,619
   14,800  Hysan Development Ltd., ADR            37,507
   22,500  Jardine Matheson & Company
              Ltd., ADR                           86,625
   17,400  Jardine Strategic Holding, ADR         69,252
    2,700  Johnson Electric Holdings, ADR        173,320
   30,400  New World Development
              Company Ltd., ADR                  136,875
      500  Peak International Ltd.+                5,125
    2,600  Shandong Huaneng, ADR                  11,212
    3,970  Shanghai Chlor-Alkali Chemical
              Company, ADR                         5,479
    1,600  Shanghai Erfangji Co., Ltd., ADR+       1,856
    4,000  Shanghai Petrochemicals Ltd.,
              ADR                                 60,250
    3,190  Shanghai Tire & Rubber Company
              Ltd., ADR                            3,637
    4,600  Shuntak Holdings Ltd., ADR              8,758
    1,800  Singer Company, ADR+                    1,013
   10,350  South China Morning Post, ADR          44,603
   68,600  Sun Hung Kai Properties Ltd.,
              ADR                                714,813
   27,000  Swire Pacific Ltd., ADR               152,311
    6,200  Television Broadcasts Ltd.             84,544
      600  VTech Holdings Ltd., ADR               19,528
      500  Yanzhou Coal Mining Company
              Ltd., ADR                            7,062
                                            ------------
                                               6,341,918
                                            ------------
     Colombia -- 0.0%#
      900  Banco Ganadero SA, ADR                 14,400
    1,500  Banco Industrial Colombiano,
              ADR                                  6,937
                                            ------------
                                                  21,337
                                            ------------
     Denmark -- 0.3%
    3,700  Novo Nordisk AS, Series B, ADR        239,112
   12,400  Tele Danmark, Series B, ADR           468,100
                                            ------------
                                                 707,212
                                            ------------
     Finland -- 3.0%
    1,500  American Group Ltd., ADR               15,224
    1,400  Instrumentarium Corporation,
              ADR                                 22,925
    4,062  Metso Oyj, ADR+                        54,837
   34,800  Nokia Oyj, ADR                      6,612,000
    3,220  Sonera Oyj, ADR+                      222,985
                                            ------------
                                               6,927,971
                                            ------------
     France -- 9.6%
   10,700  Accor SA, ADR                         258,526
    2,600  Alcatel                               597,157
   28,500  Alcatel Alsthom Cie Generale
              D'Electric, ADR                  1,282,500
    6,400  Alstom                                213,600
   23,778  Aventis SA, ADR                     1,352,373
    6,200  Axa                                   864,387
    1,000  Bouygues Offshore SA, ADR              18,375
      500  Business Objects SA, ADR+              66,812
   18,000  Canal Plus, ADR                       524,023
    2,000  Cap Gemini SA                         507,704
    2,767  Clarins SA                             61,544
      900  Coflexip SA, ADR                       34,200
      800  Companie Generale de
              Geophysique SA, ADR+                 7,700
    3,400  Dassault Systemes SA, ADR             214,200
    1,200  Dexia France                          198,851
    2,300  Etablissements Economiques du
              Casino Guichard-Perrachon SA       263,432
   28,700  France Telecom SA                   3,831,450
      200  Galeries Lafayette+                    33,202
      600  Genset, ADR+                           11,438
    1,000  Groupe Danone                         235,720
   10,450  Groupe Danone, ADR                    492,654
    9,200  Lafarge SA, ADR                       357,112
    3,600  Lagardere Group, ADR                  195,829
      700  Legrand SA                            166,626
   14,000  Louis Vuitton Moet Hennessy,
              ADR                              1,274,000
    4,800  Pechiney SA, ADR                      174,300
    6,750  Pernod Ricard, ADR                     96,554
      600  PSA Peugeot Citroen                   136,234
    5,950  PSA Peugeot Citroen, ADR              337,747
    1,600  Rhodia SA, ADR                         37,800
    1,000  Scor SA, ADR                           44,250
   14,200  Societe Generale, ADR                 660,862
    1,100  Societe Generale d'Entreprises SA      51,526
      900  Sodexho Alliance, SA                  159,292
    8,500  STMicroelectronics NV               1,287,219
    2,600  Suez Lyonnaise des Eaux, SA           416,700
    4,200  Thomson CSF, ADR                      138,730
   43,105  Total SA, ADR                       2,985,021
    2,400  Valeo SA                              185,191
    2,500  Valeo SA, ADR                         192,908
    9,000  Vivendi                               812,780
   70,900  Vivendi, ADR                        1,280,580
                                            ------------
                                              22,061,109
                                            ------------
     Germany -- 7.7%
   20,900  Bayer AG, ADR                         989,519
      927  Celanese AG+                           16,802
   14,000  Commerzbank AG, ADR                   514,050
   28,771  Daimler Chrysler Aerospace AG       2,251,331
   15,300  Deutsche Bank AG, ADR               1,292,334
   86,900  Deutsche Telekom, ADR               6,169,900
   15,700  Dresdner Bank AG, ADR                 854,031
    2,100  Epcos AG, ADR+                        156,844
    7,100  Fresenius Medical Care AG, ADR        201,462
   11,600  Mannesmann AG                       2,798,619
      228  Pfeiffer Vacuum Technology AG,
              ADR                                  5,258
   10,100  RWE AG, ADR                           395,778
   14,904  SAP AG, ADR                           748,175
    1,900  SGL Carbon AG, ADR+                    40,375
   14,400  VEBA AG                               720,900
   44,700  Volkswagen AG, ADR                    503,869
                                            ------------
                                              17,659,247
                                            ------------
     Greece -- 0.2%
      400  Anangel -- American
              Shipholdings Ltd., ADR+              2,150
   28,900  Hellenic Telecommunication
              Organization SA (OTE), ADR         344,994
                                            ------------
                                                 347,144
                                            ------------
     Hungary -- 0.1%
    6,200  Magyar Tavkozlesi Rt., ADR            223,200
                                            ------------
     Indonesia -- 0.1%
    2,600  Gulf Indonesia Resources Ltd.+         21,125
    7,150  PT Indorayon Utama, ADR+                2,866
    3,083  PT Indosat, ADR                        66,670
      800  PT Pasifik Satelit Nusantara,
              ADR+                                12,000
   14,440  PT Telekomunikasi Indonesia,
              ADR                                158,840
    1,100  PT Tri Polyta Indonesia, ADR+           1,100
                                            ------------
                                                 262,601
                                            ------------
     Ireland -- 0.6%
   12,400  Allied Irish Banks, ADR               261,950
    7,700  Bank of Ireland, ADR                  242,550
    1,300  CBT Group Plc, ADR+                    43,550
   11,600  CRH, ADR                              255,200
    7,900  Elan Corporation Plc, ADR+            233,050
      600  ESAT Telecom Group Plc, ADR+           54,900
    3,200  Jefferson Smurfit Group, ADR           92,800
    1,000  Ryanair Holdings Plc, ADR+             55,125
      500  Warner Chilcott Laboratories,
              ADR+                                 5,094
    2,200  Waterford Wedgwood Plc, ADR            21,450
                                            ------------
                                               1,265,669
                                            ------------
     Israel -- 0.3%
      200  American-Israeli Paper Mills, ADR      11,950
    1,000  Blue Square-Israel Ltd., ADR           12,750
    1,200  Check Point Software Technologies
              Ltd.+                              238,500
    2,400  ECI Telecommunications Ltd.,
              ADR                                 75,900
      600  Elbit Medical Imaging Ltd., ADR         4,950
      700  Elbit Systems Ltd., ADR                10,763
      600  Elron Electronic Industries Ltd.,
              ADR                                 17,850
      600  Gilat Satellite Network Ltd.,
              ADR+                                71,250
    2,400  Koor Industries Ltd., ADR              48,000
      400  Matav-Cable Systems Media Ltd.,
              ADR                                 23,200
      300  NICE-Systems Ltd., ADR+                14,756
      400  Orckit Communications Ltd.+            13,725
      500  Partner Communications
              Company Ltd., ADR+                  12,938
      400  RADWARE Ltd.+                          17,250
    1,300  Scitex Corporation, ADR+               18,931
    1,900  Teva Pharmaceutical, ADR              136,206
                                            ------------
                                                 728,919
                                            ------------
     Italy -- 2.3%
    2,672  Benetton Group SpA, ADR               121,409
    1,600  De Rigo SpA, ADR                        9,050
    4,000  Enel SpA, ADR+                        165,000
   22,900  Ente Nazionale Idrocarburi
              SpA, ADR                         1,262,363
   10,515  Fiat SpA                              316,764
      800  Fila Holding SpA, ADR+                  8,800
    1,700  Industrie Natuzzi, ADR                 22,525
   11,900  Instituto Nazionale delle
              Assicurazioni, ADR                 293,038
    6,700  Luxottica Group, ADR                  117,669
   14,261  Montedison SpA+                       231,741
      500  SAES Getters SpA, ADR                   3,000
   20,086  San Paolo-IMI SpA, ADR                549,854
   15,100  Telecom Italia SpA                  2,114,000
                                            ------------
                                               5,215,213
                                            ------------
     Japan -- 28.1%
   15,000  AIWA Company Ltd.                     311,246
    8,570  Amway Japan Ltd., ADR                  56,241
  113,000  Asahi Breweries Ltd.                1,236,508
    5,600  Bandai Company Ltd., ADR               44,534
  134,095  Bank of Tokyo, ADR                  1,868,949
   25,000  Canon, Inc., ADR                    1,014,063
   37,900  Credit Saison Company Ltd.            660,292
    1,900  CSK Corporation, ADR                  330,600
   10,200  Dai'El, Inc., ADR                      81,759
    3,400  Densei-Lambda KK                      106,489
    8,850  Eisai Company Ltd., ADR               170,209
   14,800  Fuji Photo Film Company Ltd.,
              ADR                                566,100
   22,000  Fujita Kanko, Inc.                    133,503
   10,000  Hitachi Ltd., ADR                   1,618,750
   14,000  Honda Motor Company Ltd.,
              ADR                              1,071,000
   11,900  Ito-Yokado Ltd., ADR                1,245,037
   25,500  Japan Airlines Company, ADR           157,781
  315,000  Kawasaki Heavy Industries Ltd.        419,301
   10,350  Kawasaki Heavy Industries Ltd.,
              ADR                                 55,108
    9,700  Kawasaki Steel Corporation, ADR       173,740
   70,000  Kinden Corporation                    537,829
    3,100  Kirin Brewery Company, ADR            334,025
   16,300  Kobe Steel Ltd., ADR+                  55,838
    7,250  Komatsu Ltd., ADR                     133,405
   18,000  Komori Corporation                    343,369
    2,100  Kubota Corporation, ADR               162,750
    5,600  Kyocera Corporation, ADR            1,467,200
   22,000  Kyushu Bank Ltd.                       67,397
    4,800  Makita Corporation, ADR                41,400
   83,000  Marui Company Ltd.                  1,239,679
    6,200  Matsushita Electric Industrial
              Company Ltd., ADR                1,729,800
   26,000  Matsushita-Kotobuki Electronics
              Industries Ltd.                    522,952
   14,900  Mikuni Coca-Cola Bottling
              Company Ltd.                       261,045
   63,200  Minolta Co., Ltd.                     246,194
   22,500  Mitsubishi Corporation, ADR           347,509
    2,400  Mitsui & Company Ltd., ADR            334,200
    9,500  NEC Corporation, ADR                1,157,813
  102,000  NGK Insulators Ltd.                   757,737
   51,000  NGK Spark Plug Company Ltd.           466,722
   31,000  Nippon Soda Company Ltd.               62,504
   91,300  Nippon Telegraph & Telephone
              Corporation, ADR                 7,863,212
   36,000  Nissan Motor Company Ltd.,
              ADR                                290,250
  100,000  NTT Mobile Communications
              Network, Inc., ADR              19,232,652
    7,900  Olympus Optical Company,
              ADR                                111,730
   39,100  Onward Kashiyama Company
              Ltd.                               535,774
    3,900  Orix Corporation, ADR                 442,406
    5,400  Pioneer Corporation, ADR              147,825
    2,400  Q.P. Corporation, ADR                  31,853
    4,100  Ricoh Company Ltd., ADR               386,444
    7,400  Royal Company Ltd.                     77,498
   10,900  Sanyo Electric Corporation, ADR       227,878
      512  Sawako Corporation, ADR                 2,681
   11,500  Sega Enterprises, ADR                  91,453
   30,700  Sega Enterprises Ltd.                 976,559
   12,100  Shiseido Ltd., ADR                    176,461
   11,800  Sony Corporation, ADR               3,360,050
    7,300  Sumisho Computer Systems
              Corporation                        503,005
   10,800  Sumitomo Metal Industries, ADR+        81,394
  130,000  Sumitomo Metal Mining
              Company                            290,105
   24,000  Sumitomo Special Metals
              Company Ltd.                       259,332
   40,400  Sumitomo Trust & Banking
              Company Ltd., ADR                  272,839
   23,800  Sumitomo Warehouse Company
              Ltd.                                64,526
   18,000  TAMURA Corporation                     62,543
    4,000  TDK Corporation, ADR                  541,250
    9,300  Tokio Marine & Fire Insurance
              Ltd., ADR                          549,863
   26,300  Tokyo Kikai Seisakusho, Ltd.          104,510
   11,500  Tokyo Ohka Kogyo Company, Ltd.        225,115
   29,700  Toyoda Machine Works, Ltd.            181,682
   54,070  Toyota Motor Corporation, ADR       5,265,066
   43,100  Uny Company Ltd.                      421,424
      900  Wacoal Corporation, ADR                39,488
   23,000  Yamaguchi Bank Ltd.                   209,132
                                            ------------
                                              64,616,578
                                            ------------
     Korea -- 1.3%
   36,000  Korea Electric Power
              Corporation, ADR                   603,000
   16,500  Korea Telecom Corporation,
              ADR                              1,233,375
   11,100  Pohang Iron & Steel Company,
              Ltd., ADR                          388,500
   20,470  SK Telecom Company Ltd., ADR          785,545
                                            ------------
                                               3,010,420
                                            ------------
     Luxembourg -- 0.0%#
    1,400  Espirito Santo Financial Holdings,
              ADR                                 22,050
    1,400  Millicom International Cellular
              SA+                                 87,325
                                            ------------
                                                 109,375
                                            ------------
     Malaysia -- 0.1%
   41,900  Amsteel Corporation Berhad,
              ADR                                  7,498
   39,500  Resorts World Berhad                  113,302
                                            ------------
                                                 120,800
                                            ------------
     Mexico -- 1.0%
    2,900  Altos Hornos de Mexico SA, ADR+         4,350
    1,600  Apasco SA, Series A, ADR               49,815
      800  Bufete Industries, ADR+                   500
    8,600  Cemex SA de CV, ADR+                  239,725
      800  Coca-Cola Femsa SA, ADR                14,050
    2,500  Consorcio G. Grupo Dina, ADR+           1,563
      500  Controladora Comercial Mexican
              SA de CV, ADR                       13,000
    2,205  Desc de CV, Series C, ADR              36,934
    3,100  Empresas Ica, ADR                      10,075
   13,000  Grupo Carso SA, ADR                   129,520
    1,100  Grupo Casa Autrey, ADR+                 9,075
    1,100  Grupo Elektra, ADR                     10,587
    8,600  Grupo Financiero Bancomer SA
              de CV, ADR                          71,886
    4,400  Grupo Financiero Serfin SA de CV,
              ADR+                                    --
    2,000  Grupo Imsa SA, ADR                     34,375
      800  Grupo Industrial Durango SA, ADR+       9,500
    1,800  Grupo Industrial Maseca SA, ADR        13,050
    1,700  Grupo Iusacell SA, ADR                 25,394
      500  Grupo Radio Central, ADR                4,187
    4,600  Grupo Telivisa SA, ADR+               313,950
    2,800  Grupo Tribasa SA, ADR+                    875
      700  Industries Bachoco SA                   7,525
    4,200  Kimberly Clark, Inc., ADR              82,005
    3,400  Savia SA de CV, ADR+                   74,800
    8,600  Telefono de Mexico SA, ADR            967,500
      200  Transport Matima Mexico,
              Class L, ADR+                          938
    2,100  Tubos de Acero de Mexico, ADR          28,481
    3,000  Tv Azteca SA de CV, ADR                27,000
    3,600  Vitro Sociedad Anomina, ADR            19,800
                                            ------------
                                               2,200,460
                                            ------------
     Netherlands -- 4.8%
   41,500  ABN AMRO Holding, ADR               1,050,469
   16,800  AEGON Insurance, ADR                1,604,400
    8,500  Akzo Nobel, ADR                       422,875
    4,100  ASM Lithography Holdings NV+          466,375
    6,100  Baan Company, ADR+                     86,163
    1,600  Benckiser NV                           62,400
    4,400  CNH Global NV                          58,575
   11,500  DSM, ADR                              115,266
   10,000  Elsevier, ADR                         238,750
    6,100  Equant NV+                            683,200
    1,800  Gucci Group, ADR                      206,100
   27,305  ING Groep NV                        1,665,605
    3,600  Ispat International NV, Class A        58,050
    1,575  KLM Royal Dutch Airlines NV            39,277
   18,060  Koninklijke Ahold, ADR                540,671
    9,516  Koninklijke Philips Electronics
              NV, ADR                          1,284,660
      400  Koninklijke Van Ommeren, ADR           12,743
    2,500  Koninklijke Wessanen NV, CVA           27,198
      100  KPNQwest NV+                            6,375
    2,500  Oce Van Der Griten, ADR                41,250
    1,000  QIAGEN NV, ADR+                        75,500
    1,400  Royal Nedlloyd Group, ADR              19,603
   13,683  Royal PTT Nederland, ADR            1,315,278
   13,683  TNT Post Group NV, ADR                391,676
      800  Toolex Alpha NV, ADR+                  13,600
    5,700  VNU -- Verenigde Nederlandse
              Uitgeversbedrijven Verengd
              Bezit, ADR                         299,612
    8,400  Wolters Kluwer, ADR                   284,314
                                            ------------
                                              11,069,985
                                            ------------
     New Zealand -- 0.2%
    1,025  Fletcher Challenge, Building, ADR      14,414
    1,025  Fletcher Challenge, Energy, ADR        26,394
    2,560  Fletcher Challenge, Forest, ADR+        9,600
    1,950  Fletcher Challenge, Paper, ADR         13,162
    7,900  Telecommunications of
              New Zealand Ltd., ADR              304,150
    1,200  Tranz Rail Holdings Ltd., ADR           6,563
                                            ------------
                                                 374,283
                                            ------------
     Norway -- 0.2%
    1,800  Nera ASA, ADR+                          8,550
    6,850  Norsk Hydro AS, ADR                   292,837
    2,700  Petroleum Geo -- Services, ADR+        48,094
      800  Smedvig ASA, ADR                        9,991
                                            ------------
                                                 359,472
                                            ------------
     Panama -- 0.0%#
      600  Banco Latinoamericano de
              Exportaciones SA                    14,100
                                            ------------
     Peru -- 0.0%#
      500  Compania de Minas Buenaventura
              SA, ADR                              8,031
    7,000  Telefonica del Peru SA, ADR            93,625
                                            ------------
                                                 101,656
                                            ------------
     Philippines -- 0.1%
    3,600  Philippine Long Distance
              Telephone Company, ADR              93,150
    5,565  San Miguel Corporation,
              Class B, ADR                        78,711
                                            ------------
                                                 171,861
                                            ------------
     Portugal -- 0.3%
    5,900  Banco Comercial Portuges SA,
              ADR                                158,931
    9,000  Electricidade de Portugal SA,
              ADR                                313,875
   28,500  Portugal Telecom SA, ADR              309,938
                                            ------------
                                                 782,744
                                            ------------
     Russia -- 0.3%
    5,000  Lukoil, ADR                           260,000
    7,600  Mosenergo, ADR                         33,440
    3,500  Rostelecom, ADR+                       59,062
   13,600  Surgutneftegaz, ADR+                  231,200
   11,800  Unified Energy Systems                141,600
      800  Vimpel-- Communications, ADR           35,700
                                            ------------
                                                 761,002
                                            ------------
     Singapore -- 0.4%
    6,500  Asia Pacific Resources
              International Holdings Ltd.,
              Class A                             11,375
      200  Chartered Semiconductor
              Manufacturing, ADR+                 14,600
    1,300  China Yuchai, ADR+                      1,544
    3,500  Cycle & Carriage Ltd., ADR             21,645
    7,003  DBS Group Holdings Ltd., ADR          459,158
   10,875  Keppel Corporation Ltd.                56,938
    5,400  Neptune Orient Lines Ltd., ADR+        28,921
   15,100  United Overseas Bank Ltd., ADR        266,550
                                            ------------
                                                 860,731
                                            ------------
     South Africa -- 0.2%
    3,400  Gold Fields of South Africa Ltd.,
              ADR                                  8,287
    2,100  Harmony Gold Mining Company
              Ltd., ADR                           13,190
    5,790  Imperial Holdings Ltd., ADR            63,309
    7,700  Iscor Ltd., ADR                        29,149
   15,400  Liberty Life Association of Africa
              Ltd., ADR                          255,275
    3,300  Pepkor Ltd., ADR                       31,097
   17,400  Sasol Ltd., ADR                       145,725
   12,200  Wooltru Ltd., ADR                      24,281
                                            ------------
                                                 570,313
                                            ------------
     Spain -- 2.7%
    7,300  Argentaria, Caja Postal Y Banco,
              Hipothecario de Espana SA,
              ADR                                339,450
   59,500  Banco Bilbao Vizcaya, ADR             844,156
  105,160  Banco Santander Central Hispano
              S.A., ADR                        1,229,057
   35,100  Banesto Espanol de Credito, ADR+      278,621
   27,400  Endesa SA, ADR                        553,138
   25,850  Repsol, ADR                           601,013
   31,216  Telefonica de Espana SA, ADR        2,460,211
                                            ------------
                                               6,305,646
                                            ------------
     Sweden -- 2.3%
    3,400  AGA AB, ADR                            56,340
    3,666  Atlas Copco, ADR                      108,356
    3,100  Autoliv, Inc., ADR                     90,675
      500  Biacore International AB, ADR+          4,875
    5,300  Electrolux AB, ADR                    266,325
   54,900  Ericsson (L.M.) Telephone
              Company, Class B, ADR            3,606,244
   15,100  Forenings Sparbanken AB, ADR          221,824
      700  Pricer AB, ADR                            481
    7,750  Sandvik AB, ADR                       246,827
    3,300  SKF AB, ADR                            81,675
    6,000  Svenska Cellulosa AB, ADR             177,694
    1,300  Swedish Match Company, ADR             45,500
   12,700  Volvo AB, ADR                         320,675
                                            ------------
                                               5,227,491
                                            ------------
     Switzerland -- 4.7%
    3,900  Adecco SA, ADR                        374,400
   30,900  Credit Suisse Group, ADR            1,535,491
    1,100  Mettler Toledo International, Inc.+    42,006
   22,600  Nestle, ADR                         2,070,094
   36,766  Novartis, ADR                       2,699,206
   20,100  Roche Holdings Ltd.                 2,385,794
    3,000  Sulzer Medica, ADR                     55,875
    1,600  TAG Heuer International SA,
              ADR                                 18,200
  123,300  UBS AG, ADR                         1,664,856
                                            ------------
                                              10,845,922
                                            ------------
     Taiwan -- 0.9%
    5,831  Macronix International Company
              Ltd., ADR                          111,518
   42,944  Taiwan Semiconductor
              Manufacturing Company            1,932,480
                                            ------------
                                               2,043,998
                                            ------------
     Thailand -- 0.0%#
    7,000  Advanced Information Services
              PCL, ADR+                           83,632
      124  Shin Corporations PCL, ADR+             4,161
                                            ------------
                                                  87,793
                                            ------------
     United Kingdom -- 22.6%
   20,300  Abbey National Plc, ADR               647,286
    2,800  Albert Fisher Group Plc, ADR+           5,405
   30,000  Allied Domeq Plc, ADR                 148,285
   22,488  Allied Zurich AG, Plc, ADR            529,306
    4,000  Amvescap Plc, ADR                     226,000
    1,900  ARM Holdings Plc, ADR+                363,850
   50,936  Astra Zeneca Group Plc, ADR         2,126,578
   19,600  AXA, SA, ADR                        1,391,600
   30,500  BAA Plc, ADR                          212,832
   44,700  Babcock International Group Plc        65,345
   11,000  Barclays Plc, ADR                   1,266,375
   22,414  Bass Publishing Limited Company
              Plc, ADR                           264,765
      800  Bespak Plc, ADR                         7,430
   20,192  BG Group Plc, ADR                     623,428
   22,300  Blue Circle Industries Plc, ADR       130,397
    7,300  BOC Group Plc, ADR                    311,162
    1,200  Body Shop International Plc, ADR       11,242
   92,600  BP Amoco Plc, ADR                   5,492,337
    3,200  British Airways Plc, ADR              206,000
   22,491  British American Tobacco Plc,
              ADR                                230,533
    2,000  British Biotech Plc, ADR+               9,000
    8,600  British Sky Broadcasting Group
              Plc, ADR                           797,650
   18,600  British Telecommunications Plc,
              ADR                              4,426,800
    3,200  Burmah Castrol Plc, ADR                94,800
    8,912  Cable & Wireless
              Communications Plc+                623,840
   23,000  Cable & Wireless Plc, ADR           1,217,562
   14,600  Cadbury Schweppes Plc, ADR            353,137
    3,400  Carlton Communications Plc,
              ADR                                161,925
    7,050  Coats Viyella Plc, ADR                 14,007
    4,700  COLT Telecom Group Plc, ADR+          958,800
   18,200  Compass Group Plc, ADR                249,887
    1,370  Cordiant Communications
              Group Plc                           30,739
    5,900  Corus Group Plc, ADR                  152,662
   26,800  Crest Nicholson Plc                    64,935
    1,700  Danka Business Systems Plc, ADR+       21,569
   25,683  Diageo Plc, ADR                       821,856
      900  Dialog Corp. Plc+                       5,738
    4,300  Dixons Group Plc, ADR                 310,477
      500  Eidos Plc, ADR+                        41,500
   11,725  EMI Group Plc, ADR                    227,273
    5,000  Enterprise Oil Plc, ADR                95,937
    5,000  Gallaher Group Plc, ADR                76,875
      400  Gentia Software Plc+                    2,725
   52,000  Glaxo Wellcome Plc, ADR             2,905,500
    3,925  Hanson Trust Plc, ADR                 158,717
   21,300  Heywood Williams Group Plc             91,176
   26,600  HSBC Holdings Plc, ADR              1,879,805
      300  ICON Plc, ADR+                          5,100
    5,400  Imperial Chemical Industries
              Plc, ADR                           229,837
    7,825  Imperial Tobacco Group Plc, ADR       128,861
   54,880  Invensys Plc, ADR                     581,529
      300  Jazztel Plc, ADR+                      19,538
   13,800  Johnson Service Group Plc              68,166
   19,100  Kingfisher Plc, ADR                   422,871
    9,600  LASMO Plc, ADR                         60,000
    1,800  Laura Ashley Holdings Plc, ADR+         2,544
      500  London Pacific Group Ltd. Plc,
              ADR                                 18,000
   13,700  Marks & Spencer Plc, ADR              393,022
    2,500  Medeva Plc, ADR                        26,875
   88,500  MEPC Plc                              664,736
      500  MERANT Plc, ADR+                       15,500
    8,570  National Grid Group Plc, ADR          326,006
    9,200  National Power Plc, ADR               197,800
    8,400  National Westminster Bank Plc,
              ADR                              1,085,700
    3,150  NFC Plc, ADR                           63,000
    7,300  Orange Plc, ADR+                    1,208,150
   16,900  Pearson Plc, ADR                      550,066
    9,000  Peninsular & Oriental Steam Plc,
              ADR                                300,199
    4,800  Powergen Plc, ADR                     151,800
    4,100  Premier Farnell Plc, ADR               56,888
    3,100  Premier Oil Plc, ADC+                   7,261
      900  Provalis Plc+                             816
   11,600  Prudential Plc, ADR                 1,105,511
    4,300  Racal Electronics Plc, ADR             77,098
      800  Ramco Energy Plc, ADR+                  5,000
   11,500  Rank Group Plc, ADR                    70,438
    8,500  Reed International Plc, ADR           253,937
    8,600  Rentokil Initial Plc, ADR             313,793
    7,053  Reuters Group Plc, ADR                569,971
   12,911  Rexam Plc, ADR                         51,644
    7,900  Rio Tinto Plc, ADR                    748,525
    1,370  Saatchi & Saatchi Plc                  41,614
    1,200  Scottish & Southern Energy Plc,
              ADR                                 95,464
    8,900  Scottish Power Plc, ADR               262,940
    1,700  Senetek Plc, ADR+                       2,391
   47,500  Shell Transportation & Trading
              Plc, ADR                         2,339,375
    1,400  Shire Pharmaceuticals Group Plc,
              ADR+                                40,775
    1,700  Signet Group Plc                       53,975
      300  Smallworldwide Plc, ADR+                2,475
   32,100  Smithkline Beecham Group Plc,
              ADR                              2,068,444
    8,394  South African Breweries Plc, ADR       85,372
      600  Stolt Comex Seaway SA+                  6,600
      900  Stolt-Nielsen SA Plc                   12,825
      950  Stolt-Nielsen SA Plc, ADR              16,625
    3,400  Tate & Lyle Plc, ADR                   87,103
      800  Taylor Nelson Sofres Plc, ADR          53,305
    6,407  Telewest Communications Plc,
              ADR+                               353,987
   63,800  Tesco Plc, ADR                        581,237
    7,500  TI Group Plc, ADR                     108,790
    8,300  Tomkins Plc, ADR                      121,906
    2,100  Trinity Mirror Plc, ADR                44,844
   20,853  Unilever Plc, ADR                     632,107
   13,544  United Biscuits (Holdings) Plc         57,976
    7,500  United News & Media Plc, ADR          191,250
    8,200  United Utilities Plc, ADR             163,231
   87,650  Vodafone Group Plc, ADR             4,338,675
      400  Wembley Plc, ADR                        9,950
    7,261  Williams Plc, ADR                      99,225
    4,600  WPP Group Plc, ADR                    382,375
    1,000  Xenova Group Plc, ADR                   1,125
                                            ------------
                                              52,091,191
                                            ------------
     United States -- 0.1%
      393  ADC Telecommunications, Inc.+          28,517
    1,000  Amdocs Ltd.+                           34,500
    3,080  CIT Group, Inc., Class A               65,065
    1,008  Weyerhaeuser Company                   72,387
                                            ------------
                                                 200,469
                                            ------------
     Venezuela -- 0.0%#
    1,700  Compania Anonima Nacional
              Telefonos de Venezuela, ADR         41,862
    1,800  Mavesa SA, ADR                          5,513
    1,000  Sidervrgica/Venez/Sivensa, ADR          2,158
                                            ------------
                                                  49,533
                                            ------------
TOTAL COMMON STOCKS
  (Cost $144,921,145)                        240,586,006
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.5%
   (Cost $3,543,000)
 $3,543,000  Agreement with State Street
                Bank and Trust Company,
                3.300% dated 12/31/1999, to
                be repurchased at $3,543,974
                on 01/03/2000, collateralized
                by $3,535,000 U.S. Treasury Notes,
                6.625%, maturing 03/31/2002
                (value $3,618,956)             3,543,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $55,473,436)            24.1%        55,473,436
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $203,937,581*)         130.2%      $299,602,442
OTHER ASSETS AND
   LIABILITIES (Net)            (30.2)       (69,491,066)
                                -----       ------------
NET ASSETS                      100.0%      $230,111,376
                                =====       ============

------------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $54,869,394. Collateral received for securities loaned of $55,473,436 is invested in State Street Navigator Securities Lending
    Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Amount represents percentage of net assets.

  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder International Equity Fund
   Portfolio of Investments, December 31, 1999 (Unaudited)
                   (Continued)

At December 31, 1999 Sector diversification of the Munder International Equity Fund was as follows:

                                  % of
                                Net Assets         Value
                                ----------         -----
COMMON STOCKS:
Telecommunications...............   26.6%   $ 61,171,588
Banking and Financial Services...   12.2      28,157,700
Oil and Gas......................    6.9      15,879,239
Drugs and Health Care............    6.4      14,777,973
Electronics......................    5.0      11,593,138
Automotive.......................    4.9      11,195,185
Utilities........................    4.6      10,553,224
Business Services................    3.8       8,610,235
Food and Beverages...............    3.6       8,227,769
Machinery and Heavy Equipment....    3.0       6,982,072
Electric and Electrial Equipment.    3.0       6,819,052
Retail...........................    2.7       6,296,760
Household Appliances and
   Home Furnishings..............    1.8       4,177,693
Metals and Mining................    1.7       3,842,614
Printing and Publishing..........    1.5       3,331,351
Manufacturing....................    1.4       3,267,240
Diversified......................    1.4       3,271,466
Construction and Mining
   Equipment.....................    1.4       3,157,649
Chemicals........................    1.1       2,490,556
Photography......................    1.0       2,365,781
Broadcasting and Advertising.....    1.0       2,253,342
Real Estate......................    0.9       2,041,164
Insurance........................    0.9       2,040,930
Transportation...................    0.8       1,891,366
Software.........................    0.8       1,723,011
Building and Building Materials..    0.5       1,297,772
Leisure Time.....................    0.4         976,559
Industrial Machinery.............    0.4       1,009,220
Distributors.....................    0.4         812,780
Apparel and Textiles.............    0.4         950,088
Tobacco..........................    0.3         719,196
Miscellaneous....................    0.3         632,107
Conglomerates....................    0.3         717,127
Other............................    3.2       7,353,059
                                   -----    ------------
TOTAL COMMON STOCKS .............  104.6     240,586,006
REPURCHASE
   AGREEMENT ....................    1.5       3,543,000
OTHER INVESTMENTS ...............   24.1      55,473,436
                                   -----    ------------
TOTAL INVESTMENTS ...............  130.2     299,602,442
OTHER ASSETS AND
   LIABILITIES (Net) ............  (30.2)    (69,491,066)
                                   -----    ------------
NET ASSETS ......................  100.0%   $230,111,376
                                   =====    ============

                     See Notes to Financial Statements.




Munder Micro-Cap Equity Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 94.2%
     Aerospace -- 1.8%
   32,250  Integral Systems, Inc.+          $  1,423,031
                                            ------------
     Banking and Financial Services -- 0.8%
   33,400  ACE Cash Express, Inc.+               617,900
                                            ------------
     Building Materials -- 1.3%
  142,200  Craftmade International, Inc.       1,030,950
                                            ------------
     Business Services -- 2.7%
   12,050  Charles River Associates, Inc.+       403,675
   59,150  Workflow Management, Inc.+          1,693,168
                                            ------------
                                               2,096,843
                                            ------------
     Commercial Services -- 2.7%
   54,150  Insurance Auto Auctions, Inc.+        852,862
   93,700  Koala Corporation+                  1,311,800
                                            ------------
                                               2,164,662
                                            ------------
     Computers and Business Equipment -- 9.8%
   88,500  Integrated Measurement Systems,
             Inc.+                             1,250,063
   62,250  Miami Computer Supply
             Corporation+                      2,311,031
   44,600  ScanSource, Inc.+                   1,809,088
  138,300  Zamba Corporation+                  2,402,962
                                            ------------
                                               7,773,144
                                            ------------
     Computer Hardware, Software
       or Services -- 17.0%
   74,200  e-Sim Ltd., ADR+                    1,015,612
  124,700  IKOS Systems, Inc.+                 1,208,031
   30,550  Magic Software Enterprises Ltd.     1,894,100
   82,200  MAPICS, Inc.+                       1,037,775
   52,150  MapInfo Corporation+                1,916,512
   34,600  Optio Software, Inc.+                 813,100
  105,100  Sapiens International Corporation
             NV, ADR+                          1,727,581
   46,500  SBS Technologies, Inc.+             1,697,250
   22,000  Symix Systems, Inc.+                  401,500
   17,350  TALX Corporation+                     229,888
  100,250  Troy Group, Inc.+                   1,503,750
                                            ------------
                                              13,445,099
                                            ------------
     Computer -- Semiconductors -- 4.2%
   44,200  Carey International, Inc.+          1,077,375
   41,150  Metalink Ltd., ADR+                   838,431
  102,050  Xicor, Inc.+                        1,396,810
                                            ------------
                                               3,312,616
                                            ------------
     Electronics -- 16.8%
   33,810  Anaren Microwave, Inc.+             1,829,966
   66,750  Diodes, Inc.+                       1,435,125
  109,150  FLIR Systems, Inc.+                 1,773,687
  131,100  inTEST Corporation+                 2,359,800
   45,500  Measurement Specialties, Inc.+        949,813
   59,200  Sage, Inc.+                         1,147,000
  140,100  Spectrum Control, Inc.+             1,488,563
   99,200  Trimble Navigation Ltd.+            2,145,200
    5,200  Virata Corporation+                   155,350
                                            ------------
                                              13,284,504
                                            ------------
     Entertainment -- 1.6%
   94,350  Isle of Capri Casinos, Inc.+        1,244,241
                                            ------------
     Internet Content -- 6.6%
   17,350  C-bridge Internet Solutions, Inc.+    843,644
   29,150  Deltathree.com, Inc., Class A+        750,613
   10,300  Mediaplex, Inc.+                      646,325
   13,000  Preview Systems, Inc.+                843,375
  167,300  ProsoftTraining.com+                1,735,737
   54,500  US SEARCH.com, Inc.+                  408,750
                                            ------------
                                               5,228,444
                                            ------------
     Machinery -- 2.9%
   56,850  Applied Science and Technology,
             Inc.+                             1,889,374
  107,050  Mitcham Industries, Inc.+             367,985
                                            ------------
                                               2,257,359
                                            ------------
     Medical and Medical Services -- 8.7%
  164,400  Air Methods Corporation+              513,750
  142,000  Endocare, Inc.+                     1,198,125
  114,900  Meridian Medical Technologies,
             Inc.+                               646,313
  109,250  Polymedica Corporation+             2,526,406
   33,800  SonoSite, Inc.+                     1,068,925
   96,700  STAAR Surgical Company+               942,825
                                            ------------
                                               6,896,344
                                            ------------
     Oil and Gas -- 1.2%
  122,700  Pennaco Energy, Inc.+                 981,600
                                            ------------
     Oil Equipment and Services -- 2.6%
   45,050  Maverick Tube Corporation+          1,112,172
  121,950  NS Group, Inc.+                       929,869
                                            ------------
                                               2,042,041
                                            ------------
     Retail -- 5.8%
   93,700  Cutter & Buck, Inc.+                1,417,212
  122,200  Gadzooks, Inc.+                     1,199,088
  212,650  The Good Guys, Inc.+                1,980,303
                                            ------------
                                               4,596,603
                                            ------------
     Telecommunications -- 7.7%
   60,650  Gentner Communications
             Corporation+                        849,100
   81,000  Gilat Communications Ltd., ADR+     1,949,062
  111,400  TTI Team Telecom International
             Ltd., ADR+                        2,019,125
   38,900  XETA Corporation+                   1,290,994
                                            ------------
                                               6,108,281
                                            ------------
TOTAL COMMON STOCKS
  (Cost $51,799,920)                          74,503,662
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 4.5%
  (Cost $3,538,000)
 $3,538,000    Agreement with State Street Bank and
               Trust Company, 3.300% dated 12/31/1999,
               to be repurchased at $3,538,973 on
               01/03/2000, collateralized by $3,530,000
               U.S. Treasury Note, 6.625% maturing
               03/31/2002
               (value $3,613,838)              3,538,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $15,883,572)            20.1%        15,883,572
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $71,221,492*)          118.8%        93,925,234
OTHER ASSETS AND
   LIABILITIES (Net)            (18.8)       (14,842,412)
                                -----       ------------
NET ASSETS                      100.0%      $ 79,082,822
                                =====       ============

-----------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $15,531,780. Collateral received for securities loaned of $15,883,572 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Multi-Season Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 94.5%
     Advertising -- 5.6%
   370,000  Interpublic Group of
              Companies, Inc.               $ 21,344,375
   216,350  Omnicom, Inc.                     21,635,000
                                            ------------
                                              42,979,375
                                            ------------
     Automobile Parts and Equipment -- 1.9%
   261,550  Johnson Controls, Inc.            14,875,656
                                            ------------
     Banking and Financial Services -- 9.0%
   281,700  Associates First Capital
              Corporation, Class A             7,729,144
   424,150  Automatic Data Processing, Inc.   22,851,081
    84,400  Federal Home Loan Mortgage
              Corporation                      3,972,075
   163,500  Fiserv, Inc.+                      6,264,094
   164,000  FleetBoston Financial
              Corporation                      5,709,250
   280,000  MBNA Corporation                   7,630,000
   170,000  Mellon Financial Corporation       5,790,625
   380,000  U.S. Bancorp                       9,048,750
                                            ------------
                                              68,995,019
                                            ------------
     Building Materials -- 2.0%
   600,000  Masco Corporation                 15,225,000
                                            ------------
     Chemicals -- 1.4%
   150,000  Avery Dennison Corporation        10,931,250
                                            ------------
     Computer Hardware, Software
       or Services -- 13.5%
   159,550  BMC Software, Inc.+               12,754,028
   100,000  Ceridian Corporation+              2,156,250
   120,000  International Business Machines
              Corporation                     12,960,000
   103,000  Lexmark International Group,
              Inc.+                            9,321,500
   330,200  Microsoft Corporation+            38,550,850
   200,000  Sun Microsystems, Inc.+           15,487,500
   126,000  Synopsys, Inc.+                    8,410,500
    29,000  VERITAS Software Corporation+      4,150,625
                                            ------------
                                             103,791,253
                                            ------------
     Diversified -- 6.9%
   271,703  Honeywell International, Inc.     15,673,867
   286,000  Textron, Inc.                     21,932,625
   400,292  Tyco International Ltd.           15,561,351
                                            ------------
                                              53,167,843
                                            ------------
     Drugs -- 4.6%
   186,000  Amgen, Inc.+                      11,171,625
    50,000  Cardinal Health, Inc.              2,393,750
   219,800  Merck & Co., Inc.                 14,740,337
   172,600  Schering-Plough Corporation        7,281,563
                                            ------------
                                              35,587,275
                                            ------------
     Electrical Equipment -- 4.0%
   199,800  General Electric Company          30,919,050
                                            ------------
     Electronics -- 3.8%
   268,200  Cisco Systems, Inc.+              28,730,925
                                            ------------
     Food and Beverages -- 4.3%
   200,000  Anheuser-Busch Companies,
              Inc.                            14,175,000
   475,000  SYSCO Corporation                 18,792,187
                                            ------------
                                              32,967,187
                                            ------------
     Home Furnishings -- 1.0%
   345,950  Leggett & Platt, Inc.              7,416,303
                                            ------------
     Insurance -- 3.9%
   108,866  American International Group,
              Inc.                            11,771,136
   110,400  Marsh & McLennan Companies,
              Inc.                            10,563,900
   125,000  MGIC Investment Corporation        7,523,438
                                            ------------
                                              29,858,474
                                            ------------
     Manufactured Housing -- 0.2%
   196,448  Clayton Homes, Inc.                1,804,866
                                            ------------
     Medical Services and Supplies -- 4.5%
   124,700  Baxter International, Inc.         7,832,719
   260,900  Biomet, Inc.                      10,436,000
   170,000  Johnson & Johnson Company         15,831,250
                                            ------------
                                              34,099,969
                                            ------------
     Personal Items -- 1.9%
   132,500  Procter & Gamble Company          14,517,031
                                            ------------
     Recreation -- 1.0%
   155,400  Carnival Corporation, Class A      7,430,063
                                            ------------
     Restaurants -- 1.6%
   576,675  Wendy's International, Inc.       11,893,922
                                            ------------
     Retail -- Building Supplies -- 4.0%
   354,000  Home Depot, Inc.                  24,271,125
   100,000  Lowe's Companies, Inc.             5,975,000
                                            ------------
                                              30,246,125
                                            ------------
     Retail -- Grocery -- 0.2%
    50,000  Safeway, Inc.+                     1,778,125
                                            ------------
     Retail -- Specialty -- 0.8%
   256,900  Dollar General Corporation         5,844,475
                                            ------------
     Retail -- Store -- 2.4%
   400,000  Family Dollar Stores, Inc.         6,525,000
   171,800  Wal-Mart Stores, Inc.             11,875,675
                                            ------------
                                              18,400,675
                                            ------------
     Semiconductors -- 4.9%
   150,500  Altera Corporation+                7,459,156
   243,700  Intel Corporation                 20,059,556
   210,400  Maxim Integrated Products, Inc.+   9,928,250
                                            ------------
                                              37,446,962
                                            ------------
     Telecommunications -- 10.3%
   367,585  CenturyTel, Inc.                  17,414,340
   100,000  Comverse Technology, Inc.+        14,475,000
   245,695  Lucent Technologies, Inc.         18,381,057
   270,000  MCI WorldCom, Inc.+               14,326,875
   300,000  SBC Communications                14,625,000
                                            ------------
                                              79,222,272
                                            ------------
     Thrift -- 0.8%
   331,076  Charter One Financial, Inc.        6,331,829
                                            ------------

TOTAL COMMON STOCKS
  (Cost $475,452,678)                        724,460,924
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 5.1%
   (Cost $39,000,000)
 $ 39,000,000  Agreement with State Street
                 Bank and Trust Company,
                 3.300% dated 12/31/1999,
                 to be repurchased at
                 $39,010,725 on 01/03/2000,
                 collateralized by $38,765,000
                 U.S. Treasury Note, 6.375%
                 maturing 08/15/2002
                 (value $39,782,581)          39,000,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $40,028,728)             5.2%        40,028,728
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $554,481,406*)         104.8%       803,489,652
OTHER ASSETS AND
   LIABILITIES (Net)             (4.8)       (37,138,674)
                                -----       ------------
NET ASSETS                      100.0%      $766,350,978
                                =====       ============

----------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $39,520,728. Collateral received for securities loaned of $40,028,728 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.


                     See Notes to Financial Statements.



Munder Real Estate Equity Investment Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 96.8%
     Apartments -- 17.3%
   69,775  Apartment Investment &
             Management Company             $  2,777,917
   78,209  Avalon Bay Community, Inc.          2,683,546
   99,700  Camden Property Trust               2,729,288
   67,450  Equity Residential Properties
             Trust                             2,879,272
                                            ------------
                                              11,070,023
                                            ------------
     Community Shopping Centers -- 12.7%
  137,050  Bradley Real Estate, Inc.           2,389,809
  142,200  Developers Diversified Realty
             Corporation                       1,830,825
   80,750  JDN Realty Corporation              1,302,094
   76,375  Kimco Realty Corporation            2,587,203
                                            ------------
                                               8,109,931
                                            ------------
     Hotels -- 3.2%
   87,525  Starwood Hotels & Resorts
             Worldwide, Inc.                   2,056,838
                                            ------------
     Office and Industrial -- 39.9%
   80,625  Boston Properties, Inc.             2,509,453
  132,200  Brandywine Realty Trust             2,164,775
   62,200  CenterPoint Properties
             Corporation                       2,231,425
  133,800  Corporate Office Properties Trust,
             Inc.                              1,020,225
  151,825  Duke Realty Investments, Inc.       2,960,587
  129,744  Equity Office Properties Trust      3,194,946
  114,325  Kilroy Realty Corporation           2,515,150
  102,200  Mack-Cali Realty Corporation        2,663,588
  106,875  Reckson Associates Realty
             Corporation                       2,190,938
   28,307  Reckson Associates Realty
             Corporation, Class B                643,984
    9,696  Reckson Services Industries, Inc.+    604,788
   75,525  Spieker Properties, Inc.            2,751,942
                                            ------------
                                              25,451,801
                                            ------------
     Regional Malls -- 9.6%
   80,050  CBL & Associates Properties,
             Inc.                              1,651,031
   73,500  General Growth Properties, Inc.     2,058,000
  105,825  Simon DeBartolo Group, Inc.         2,427,361
                                            ------------
                                               6,136,392
                                            ------------
     Storage -- 4.2%
  119,200  Public Storage, Inc.                2,704,350
                                            ------------
     Triple Net Lease -- 2.7%
  170,000  Commercial Net Lease Realty         1,689,375
                                            ------------
     Other -- 7.2%
  185,300  Correctional Properties Trust       2,269,925
    6,840  Crescent Operating, Inc.+              18,810
    3,526  Vornado Operating, Inc.+               21,156
   70,525  Vornado Realty Trust                2,292,062
                                            ------------
                                               4,601,953
                                            ------------
TOTAL COMMON STOCKS
  (Cost $69,656,601)                          61,820,663
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 0.3%
   (Cost $174,000)
$174,000   Agreement with State Street Bank
             and Trust Company, 3.300% dated
             12/31/1999, to be repurchased at $174,048
             on 01/03/2000, collateralized by $180,000
             U.S. Treasury Note, 5.625% maturing
             05/15/2001 (value $179,775)         174,000
                                            ------------
TOTAL INVESTMENTS
   (Cost $69,830,601*)           97.1%        61,994,663
OTHER ASSETS AND
   LIABILITIES (Net)              2.9          1,836,074
                                -----       ------------
NET ASSETS                      100.0%      $ 63,830,737
                                =====       ============

--------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

                     See Notes to Financial Statements.



Munder Small-Cap Value Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 100.2%++
     Airlines -- 3.0%
   84,675  Midwest Express Holdings, Inc.+  $  2,699,016
                                            ------------
     Automobile Parts and Equipment -- 2.9%
   57,000  Detroit Diesel Corporation          1,093,688
   87,200  Dura Automotive Systems, Inc.+      1,520,550
                                            ------------
                                               2,614,238
                                            ------------
     Banking and Financial Services -- 16.0%
  137,100  Financial Federal Corporation+      3,127,594
  144,200  Flagstar Bancorp, Inc.              2,487,450
   99,300  Metris Companies, Inc.              3,543,769
   95,800  OceanFirst Financial Corporation    1,658,537
   88,000  Riggs National Corporation          1,160,500
   81,500  UST Corporation                     2,587,625
                                            ------------
                                              14,565,475
                                            ------------
     Building Materials -- 9.2%
  132,600  Dayton Superior Corporation+        2,154,750
   90,000  Elcor Corporation                   2,711,250
   74,200  Pulte Corporation                   1,669,500
  123,500  Universal Forest Products, Inc.     1,821,625
                                            ------------
                                               8,357,125
                                            ------------
     Chemicals and Plastics -- 2.1%
   47,000  Olin Corporation                      931,188
   51,300  Wellman, Inc.                         955,462
                                            ------------
                                               1,886,650
                                            ------------
     Commercial Services -- 2.0%
  133,400  Mail-Well, Inc.+                    1,800,900
                                            ------------
     Computer Hardware, Software
       or Services -- 4.0%
   64,100  Datastream Systems, Inc.+           1,574,456
   81,100  Inter-Tel, Inc.                     2,027,500
                                            ------------
                                               3,601,956
                                            ------------
     Construction and Mining Equipment -- 1.7%
   55,100  Terex Corporation+                  1,529,025
                                            ------------
     Consumer Services -- 1.4%
   52,000  Dollar Thrifty Automotive
             Group, Inc.+                      1,244,750
                                            ------------
     Containers -- 1.8%
  161,700  Ivex Packaging Corporation+         1,617,000
                                            ------------
     Diversified -- 1.1%
   30,900  Lancaster Colony Corporation        1,023,563
                                            ------------
     Electronics -- 2.8%
   79,800  Methode Electronics, Inc.,
             Class A                           2,563,575
                                            ------------
     Food and Beverages -- 8.3%
   33,400  Canandaigua Brands, Inc.,
             Class A+                          1,703,400
  264,100  Del Monte Foods Company+            3,251,731
  125,300  J&J Snack Foods Corporation+        2,568,650
                                            ------------
                                               7,523,781
                                            ------------
     Hardware -- 2.8%
   69,600  Toro Company                        2,596,950
                                            ------------
     Health Care -- 0.9%
  129,200  Sierra Health Services, Inc.+         864,025
                                            ------------
     Health Care Products -- 1.4%
  183,300  Helen of Troy Ltd.+                 1,328,925
                                            ------------
     Insurance -- 4.3%
  204,600  MIIX Group, Inc.                    2,992,275
   19,400  Radian Group, Inc.                    926,350
                                            ------------
                                               3,918,625
                                            ------------
     Medical Supplies -- 2.2%
  134,243  Bindley Western Industries, Inc.    2,022,035
                                            ------------
     Metals and Metal Processing -- 2.2%
   80,400  Quanex Corporation                  2,050,200
                                            ------------
     Oil and Gas -- 10.4%
  120,600  Houston Exploration Company+        2,389,387
   77,100  Marine Drilling Companies, Inc.+    1,729,931
   43,400  Precision Drilling Corporation+     1,114,838
   70,800  Pride International, Inc.+          1,035,450
   89,900  Southwest Gas Corporation           2,067,700
   55,100  Valero Energy Corporation           1,095,113
                                            ------------
                                               9,432,419
                                            ------------
     Real Estate -- 10.0%
   61,900  CenterPoint Properties
             Corporation                       2,220,662
   75,100  Correctional Properties Trust         919,975
  137,600  Kilroy Realty Corporation           3,027,200
  143,200  Reckson Associates Realty
             Corporation                       2,935,600
                                            ------------
                                               9,103,437
                                            ------------
     Restaurants -- 3.2%
  117,500  CBRL Group, Inc.                    1,140,117
   97,900  Ruby Tuesday, Inc.                  1,780,556
                                            ------------
                                               2,920,673
                                            ------------
     Telecommunications Equipment -- 4.2%
  150,100  REMEC, Inc.+                        3,827,550
                                            ------------
     Telecommunications Services -- 1.2%
   87,400  Alaska Communications Systems
             Holdings, Inc.+                   1,081,575
                                            ------------
     Transportation -- 1.1%
   35,200  Atlas Air, Inc.+                      965,800
                                            ------------
TOTAL COMMON STOCKS
  (Cost $90,257,391)                          91,139,268
                                            ------------
OTHER INVESTMENTS**
   (Cost $12,244,881)            13.5%        12,244,881
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $102,502,272*)         113.7%       103,384,149
OTHER ASSETS AND
   LIABILITIES (Net)            (13.7)       (12,466,476)
                                -----       ------------
NET ASSETS                      100.0%      $ 90,917,673
                                =====       ============

----------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $11,811,978. Collateral received for securities loaned of $12,244,881 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Non-income producing security.

 ++ Amount represents percentage of net assets.


                     See Notes to Financial Statements.



Munder Small Company Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 99.3%
     Automobiles -- 0.8%
 201,600   Sonic Automotive, Inc.,
             Class A+                       $  1,965,600
                                            ------------
     Banking and Financial Services -- 2.1%
 127,950   Financial Federal Corporation+      2,918,860
 117,950   Southwest Bancorporation of
             Texas, Inc.+                      2,336,884
                                            ------------
                                               5,255,744
                                            ------------
     Building Materials -- 0.9%
  75,575   Elcor Corporation                   2,276,697
                                            ------------
     Business Services -- 7.5%
  29,900   AGENCY.COM, Inc.+                   1,524,900
  50,500   Charles River Associates, Inc.+     1,691,750
 162,300   MedQuist, Inc.+                     4,189,369
  69,900   Remedy Corporation+                 3,311,512
 207,062   Tetra Tech, Inc.+                   3,183,578
 217,475   URS Corporation+                    4,716,489
  17,150   Xpedior, Inc.+                        493,063
                                            ------------
                                              19,110,661
                                            ------------
     Commercial Services -- 3.0%
  97,100   F.Y.I., Inc.+                       3,301,400
 126,850   Manitowoc Company, Inc.             4,312,900
                                            ------------
                                               7,614,300
                                            ------------
     Computer Hardware, Software
       or Services -- 21.4%
  90,150   Advanced Digital Information
             Corporation+                      4,383,544
  68,700   BindView Development
             Corporation+                      3,413,531
 111,900   Cybex Computer Products
             Corporation+                      4,531,950
 132,650   Fundtech Ltd., ADR+                 2,719,325
 224,280   Inter-Tel, Inc.                     5,607,000
 233,450   InterVoice, Inc.+                   5,427,712
  52,200   ISS Group, Inc.+                    3,712,725
  75,100   Jack Henry & Associates, Inc.       4,031,931
 104,500   Mercury Computer Systems, Inc.+     3,657,500
  72,150   MICROS Systems, Inc.+               5,339,100
  87,550   National Instruments
             Corporation+                      3,348,788
  41,300   SanDisk Corporation+                3,975,125
  96,800   Zomax, Inc.+                        4,380,200
                                            ------------
                                              54,528,431
                                            ------------
     Distributors -- 2.8%
 148,400   Advance Paradigm, Inc.+             3,199,875
 103,700   Miami Computer Supply
             Corporation+                      3,849,863
                                            ------------
                                               7,049,738
                                            ------------
     Electronics -- 17.0%
 187,600   Artesyn Technologies, Inc.+         3,939,600
  92,100   CTS Corporation                     6,942,037
  83,050   Dionex Corporation+                 3,420,622
 103,300   L-3 Communications Holding,
             Inc.+                             4,299,862
 111,250   MKS Instruments, Inc.+              4,018,906
  67,525   Orbotech Ltd., ADR+                 5,233,187
  71,800   Park Electrochemical Corporation    1,907,188
  70,200   Quanta Services, Inc.+              1,983,150
  59,950   Sawtek, Inc.+                       3,990,422
 109,800   SBS Technologies, Inc.+             4,007,700
 171,200   Trimble Navigation Ltd.+            3,702,200
                                            ------------
                                              43,444,874
                                            ------------
     Food and Beverages -- 0.8%
  91,500   Hain Food Group, Inc.+              2,047,313
                                            ------------
     Health Care Products -- 2.0%
 163,675   Alpharma, Inc.                      5,033,006
                                            ------------
     Machinery -- 1.3%
 103,750   Applied Science and Technology,
             Inc.+                             3,448,066
                                            ------------
     Medical Products -- 4.3%
 114,200   Datascope Corporation               4,568,000
 193,860   Hanger Orthopedic Group+            1,938,600
 101,550   INAMED Corporation+                 4,455,506
                                            ------------
                                              10,962,106
                                            ------------
     Medical Services -- 4.8%
 496,800   Capital Senior Living
             Corporation+                      2,515,050
 203,950   Polymedica Corporation+             4,716,344
 259,300   Province Healthcare Company+        4,926,700
                                            ------------
                                              12,158,094
                                            ------------
     Medical Supplies -- 3.1%
  95,500   CONMED Corporation+                 2,471,062
 106,110   Molecular Devices Corporation+      5,517,720
                                            ------------
                                               7,988,782
                                            ------------
     Oil and Gas -- 1.6%
 125,800   Basin Exploration, Inc.+            2,217,225
  52,000   Stone Energy Corporation+           1,852,500
                                            ------------
                                               4,069,725
                                            ------------
     Oil and Gas Equipment and Services -- 2.3%
 139,650   Core Laboratories NV+               2,801,728
  79,000   Hanover Compressor Company+         2,982,250
                                            ------------
                                               5,783,978
                                            ------------
     Retail -- 10.1%
 180,050   Cutter & Buck, Inc.+                2,723,256
 108,125   Fossil, Inc.+                       2,500,391
 186,350   Hollywood Entertainment
             Corporation+                      2,702,075
  80,600   Michaels Stores, Inc.+              2,297,100
  83,550   Pacific Sunwear of California,
             Inc.+                             2,663,156
 198,700   Rent-Way, Inc.+                     3,713,206
 135,350   The Men's Wearhouse, Inc.+          3,975,906
  92,550   Ultimate Electronics, Inc.+         2,290,613
  61,300   Zale Corporation+                   2,965,388
                                            ------------
                                              25,831,091
                                            ------------
     Semiconductors -- 5.0%
  45,300   Cree Research, Inc.+                3,867,488
 187,900   Pericom Semiconductor
             Corporation+                      4,944,119
  77,300   Semtech Corporation+                4,029,262
                                            ------------
                                              12,840,869
                                            ------------
     Storage -- 1.3%
 158,850   Mobile Mini, Inc.+                  3,415,275
                                            ------------
     Technology -- 1.6%
 101,350   PerkinElmer, Inc.+                  4,225,028
                                            ------------
     Telecommunications -- 3.3%
  73,800   ADTRAN, Inc.+                       3,796,088
  38,250   Gilat Satellite Networks Ltd.,
             ADR+                              4,542,188
                                            ------------
                                               8,338,276
                                            ------------
     Trucking and Freight Forwarding -- 2.3%
  82,600   Eagle USA Airfreight, Inc.+         3,562,125
 139,050   Swift Transportation Co., Inc.+     2,450,756
                                            ------------
                                               6,012,881
                                            ------------
TOTAL COMMON STOCKS
  (Cost $201,206,689)                        253,400,535
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 1.8%
   (Cost $4,689,000)
 $4,689,000  Agreement with State Street
                Bank and Trust Company,
                3.300% dated 12/31/1999, to
                be repurchased at $4,690,289
                on 01/03/2000, collateralized by
                $4,690,000 U.S. Treasury Note,
                6.250% maturing 02/28/2002
                (value $4,783,800)             4,689,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $37,648,81)             14.8%        37,648,816
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $243,544,505*)         115.9%       295,738,351
OTHER ASSETS AND
   LIABILITIES (Net)            (15.9)       (40,541,621)
                                -----       ------------
NET ASSETS                      100.0%      $255,196,730
                                =====       ============
---------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $36,525,267. Collateral received for securities loaned of $37,648,816 is invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                     See Notes to Financial Statements.



Munder Value Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 97.2%
     Aerospace and Defense -- 1.9%
   35,362  Honeywell International, Inc.    $  2,039,945
                                            ------------
     Airlines -- 0.8%
   17,500  Delta Air Lines, Inc.                 871,719
                                            ------------
     Automobiles -- 0.9%
   17,300  Ford Motor Company                    924,469
                                            ------------
     Banking and Financial Services -- 14.9%
   46,475  AmSouth Bancorporation                897,548
   35,200  Chase Manhattan Corporation         2,734,600
   51,550  Citigroup, Inc.                     2,864,247
   32,300  Federal Home Loan Mortgage
             Corporation                       1,520,119
   64,400  FleetBoston Financial
             Corporation                       2,241,925
   26,000  Goldman Sachs Group, Inc.           2,448,875
   61,800  Heller Financial, Inc.              1,239,863
   46,400  PNC Bank Corporation                2,064,800
                                            ------------
                                              16,011,977
                                            ------------
     Broadcasting -- 3.9%
   57,300  Charter Communications, Inc.+       1,253,437
   38,150  MediaOne Group, Inc.+               2,930,397
                                            ------------
                                               4,183,834
                                            ------------
     Building Materials -- 1.0%
   20,780  Southdown, Inc.                     1,072,768
                                            ------------
     Business Services -- 1.6%
   45,300  Fiserv, Inc.+                       1,735,556
                                            ------------
     Computer Hardware, Software
       or Services -- 5.1%
   25,800  Affiliated Computer
             Services, Inc.+                   1,186,800
   34,600  Cabletron Systems, Inc.+              899,600
   22,400  Micron Technology, Inc.+            1,741,600
   24,300  Synopsys, Inc.+                     1,622,025
                                            ------------
                                               5,450,025
                                            ------------
     Diversified Manufacturing -- 1.6%
   44,100  Pentair, Inc.                       1,697,850
                                            ------------
     Electronics -- 4.6%
   12,920  Jabil Circuit, Inc.+                  943,160
   24,800  SCI Systems, Inc.+                  2,038,250
   11,050  Texas Instruments, Inc.             1,070,469
   29,000  Vishay Intertechnology, Inc.+         917,125
                                            ------------
                                               4,969,004
                                            ------------
     Food and Beverages -- 2.8%
   66,530  Flowers Industries, Inc.            1,060,322
   65,700  McCormick & Company, Inc.           1,954,575
                                            ------------
                                               3,014,897
                                            ------------
     Health Care Facilities -- 2.9%
   54,650  Columbia/HCA Healthcare
             Corporation                       1,601,928
   63,800  Tenet Healthcare Corporation+       1,499,300
                                            ------------
                                               3,101,228
                                            ------------
     Health Care Services -- 3.3%
   31,040  Baxter International, Inc.          1,949,700
   55,300  Trigon Healthcare, Inc.+            1,631,350
                                            ------------
                                               3,581,050
                                            ------------
     Home Furnishings and Housewares -- 3.2%
  111,150  Furniture Brands International,
             Inc.+                             2,445,300
   15,900  Whirlpool Corporation               1,034,494
                                            ------------
                                               3,479,794
                                            ------------
     Insurance -- 3.2%
   90,700  ACE Limited, ADR                    1,513,556
   22,300  Lincoln National Corporation          892,000
   17,100  MGIC Investment Corporation         1,029,206
                                            ------------
                                               3,434,762
                                            ------------
     Machinery and Heavy Equipment -- 2.5%
   20,900  Deere & Company                       906,538
   35,700  Parker-Hannifin Corporation         1,831,856
                                            ------------
                                               2,738,394
                                            ------------
     Manufacturing -- 1.1%
   54,000  Pall Corporation                    1,164,375
                                            ------------
     Metals and Mining -- 2.4%
   31,200  Alcoa, Inc.                         2,589,600
                                            ------------
     Oil and Gas -- 13.8%
   40,400  Atlantic Richfield Company          3,494,600
   82,300  Burlington Resources, Inc.          2,721,044
   68,400  ENSCO International, Inc.           1,564,650
   44,900  Noble Drilling Corporation+         1,470,475
   39,300  Occidental Petroleum
             Corporation                         849,862
   31,830  Tosco Corporation                     865,378
   34,048  Total Fina SA, ADR                  2,357,824
   24,900  Vastar Resources, Inc.              1,469,100
                                            ------------
                                              14,792,933
                                            ------------
     Paper and Forest Products -- 1.2%
   24,400  Georgia-Pacific Group               1,238,300
                                            ------------
     Pollution Control -- 3.1%
   93,000  Azurix Corporation+                   831,188
  174,600  Republic Services, Inc.+            2,509,875
                                            ------------
                                               3,341,063
                                            ------------
     Publishing -- 1.0%
   17,620  Knight-Ridder, Inc.                 1,048,390
                                            ------------
     Real Estate -- 3.4%
   25,100  Apartment Investment &
             Management Company                  999,294
   21,600  Boston Properties, Inc.               672,300
   42,700  Simon Property Group, Inc.            979,431
   26,300  Spieker Properties, Inc.              958,306
                                            ------------
                                               3,609,331
                                            ------------
     Retail -- Store -- 1.0%
   22,100  Federated Department Stores+        1,117,431
                                            ------------
     Telecommunications -- 9.2%
   37,930  ALLTEL Corporation                  3,136,337
   46,000  GTE Corporation                     3,245,875
   19,650  MCI Worldcom, Inc.+                 1,042,678
   16,600  Motorola, Inc.                      2,444,350
                                            ------------
                                               9,869,240
                                            ------------
     Tobacco -- 0.8%
   36,300  Philip Morris Companies, Inc.         841,706
                                            ------------
     Transportation -- 2.8%
   85,900  CNF Transportation, Inc.            2,963,550
                                            ------------
     Utilities -- Electric -- 3.2%
   35,200  Edison International                  921,800
   91,800  Northeast Utilities                 1,887,637
   21,500  SCANA Corporation                     577,813
                                            ------------
                                               3,387,250
                                            ------------
TOTAL COMMON STOCKS
  (Cost $97,304,392)                         104,270,441
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 19.2%
   (Cost $20,634,000)
$20,634,000   Agreement with State Street Bank and
                Trust Company, 3.300% dated 12/31/1999,
                to be repurchased at $20,639,674 on
                01/03/2000, collateralized by
                $19,720,000 U.S. Treasury Note, 7.875%
                maturing 11/15/2004
                (value $21,051,000)           20,634,000
                                            ------------
OTHER INVESTMENTS**
  (Cost $6,173,590)               5.8%         6,173,590
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $124,111,982*)         122.2%       131,078,031
OTHER ASSETS AND
   LIABILITIES (Net)            (22.2)       (23,788,236)
                                -----       ------------
NET ASSETS                      100.0%      $107,289,795
                                =====       ============

---------
 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $6,114,446. Collateral received for securities loaned of $6,173,590 is invested in State Street Navigator Securities Lending Trust-Prime
   Portfolio.

 + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington Emerging Markets Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 93.5%
     Brazil -- 9.8%
     86,000 Banco Bradesco SA, ADR          $    674,575
     45,000 Companhia Cervejaria Brahma,
              ADR                                630,000
     16,000 Companhia Energetica
              de Minas-Gerais, ADR               358,704
      7,750 Companhia Vale do Rio Doce,
              ADR                                214,503
     18,000 Embratel Participacoes SA, ADR       490,500
     39,800 Petroleo Brasileiro SA, ADR        1,013,451
      8,250 Tele Centro Sul Participacoes
              SA, ADR                            748,688
     33,600 Tele Norte Leste Participacoes
              SA, ADR                            856,800
     14,800 Telesp Celular Participacoes
              SA, ADR                            627,150
     20,130 Uniao De Bancos Brasileiros
              SA (Unibanco)                      606,416
     89,950 Usinas Siderurgicas de Minas
              Gerais SA, ADR                     487,970
                                            ------------
                                               6,708,757
                                            ------------
     Chile -- 1.3%
     44,000 Antofagasta Holdings Plc             305,615
      7,700 Chilectra SA, ADR                    156,980
     23,500 Compania Telecomunicaciones
              de Chile SA, ADR                   428,875
                                            ------------
                                                 891,470
                                            ------------
     China\Hong Kong -- 6.0%
    103,000 China Telecom (Hong Kong)
              Ltd.+                              642,632
    730,000 Cosco Pacific Ltd.                   605,712
    600,000 Shanghai Diesel Engine
              Company Ltd.                       111,600
  2,500,000 Shanghai Petrochemical
              Company Ltd.                       392,359
  3,400,000 TCL International
              Holdings Ltd.+                   2,361,870
                                            ------------
                                               4,114,173
                                            ------------
     Ghana -- 0.5%
    599,118 Social Security Bank                 344,287
                                            ------------
     Hungary -- 2.5%
      4,800 BorsodChem Rt.                       196,706
     29,000 Magyar Tavkozlesi Rt, ADR          1,044,000
     14,000 MOL Magyar Olaj-es Gazipari
              Rt, GDR                            294,000
      3,700 OTP Bank Rt, GDR                     215,525
                                            ------------
                                               1,750,231
                                            ------------
     India -- 5.6%
     46,000 BSES Ltd., GDR                       598,000
     28,400 Hindalco Industries Ltd., ADR,
              144A++                             671,660
     54,750 Mahindra & Mahindra Ltd.,
              GDR                                606,356
     14,025 Pentafour Software & Exports
              Ltd., GDR                          494,381
     65,300 State Bank of India, GDR             796,660
     26,890 Videsh Sanchar Nigam Ltd.,
              GDR                                666,872
                                            ------------
                                               3,833,929
                                            ------------
     Indonesia -- 3.0%
    355,000 PT Indofoods Sukses Makmur
              Tbk+                               444,544
 27,695,000 PT Lippo Bank Tbk+                   990,877
  1,100,000 PT Telekomunikasi Indonesia          625,760
                                            ------------
                                               2,061,181
                                            ------------
     Israel -- 0.9%
      5,205 Gilat Satellite Networks Ltd.,
              ADR+                               618,094
                                            ------------
     Mexico -- 12.8%
    100,000 ALFA SA de CV                        469,657
     36,000 Cemex SA de CV, ADR+               1,003,500
     12,000 Fomento Economico Mexicano
              SA de CV, ADR                      534,000
     40,000 Grupo Carso SA de CV, ADR+           398,524
     55,997 Grupo Iusacell SA, ADR+              836,455
    118,000 Grupo Mexico SA                      584,707
     40,600 Grupo Televisa SA+                 1,371,188
    145,000 Organizacion Soriana SA de CV        665,699
     20,000 Telefono de Mexico SA, ADR         2,250,000
     52,500 Tubos de Acero de Mexico SA,
              ADR                                712,031
                                            ------------
                                               8,825,761
                                            ------------
     Peru -- 0.4%
     25,000 Credicorp Ltd., ADR                  300,000
         82 Ferreyros SA, ADR                        888
                                            ------------
                                                 300,888
                                            ------------
     Poland -- 1.9%
     10,000 Bank Handlowy w Warszawie,
              GDR                                152,500
     16,500 Elektrim Spolka Akcyjna SA           163,603
     17,500 KGHM Polska Miedz SA, GDR            238,000
     10,500 ProKom, GDR                          163,275
     60,000 Telekomunikacja Polska SA,
              GDR                                382,500
     33,000 Wielkopolski Bank Kredytowy
              SA                                 223,458
                                            ------------
                                               1,323,336
                                            ------------
     Russia -- 1.4%
      9,000 Lukoil Holdings, ADR                 468,000
     28,050 Rostelecom, ADR+                     473,344
                                            ------------
                                                 941,344
                                            ------------
     Senegal -- 0.7%
     11,782 Sonatel Communications
              Corporation                        479,528
                                            ------------
     Singapore -- 1.2%
  1,050,000 China Everbright Pacific
              Limited+                           857,722
                                            ------------
     Slovakia -- 0.0%#
      2,000 Slovnaft AS, GDR                      28,000
                                            ------------
     South Africa -- 9.5%
    670,000 BOE Ltd.                             653,128
    177,192 Dimension Data Holdings Ltd.       1,111,228
     70,973 Imperial Holdings Ltd.               776,033
    230,000 M-Cell Ltd.                          889,358
    427,000 Profurn Ltd.                         471,053
     92,645 Sappi Ltd.                           915,161
    407,000 Standard Bank Investment
              Corporation Ltd.                 1,689,496
                                            ------------
                                               6,505,457
                                            ------------
     South Korea -- 15.2%
     15,000 Hankuk Electric Glass
              Company Ltd.                       634,082
     24,000 Housing & Commercial Bank,
              Korea+                             760,898
     14,000 Korea Electric Power
              Corporation                        433,994
     24,100 Korea Tobacco & Ginseng
              Corporation                        532,726
     15,088 L.G. Chemicals Ltd.                  477,023
     24,000 Medison Company                      349,802
      5,610 Pohang Iron & Steel Company
              Ltd.                               617,569
      9,571 Samsung Electronics                2,242,084
     11,500 Shinsegae Department Store
              Company                            581,330
        900 SK Telecom Company Ltd.            3,225,892
         60 SK Telecom Company Ltd.,
              ADR                                  2,292
      5,200 Trigem Computer, Inc.                577,014
                                            ------------
                                              10,434,706
                                            ------------
     Taiwan -- 8.8%
     92,000 Acer, Inc., GDR                    1,311,000
     26,175 Asustek Computer, Inc.               364,487
         62 Asustek Computer, Inc., GDR              863
     22,195 Far Eastern Textile Ltd., GDR+       536,009
     37,905 Hon Hai Precision Industry
              Company Ltd., GDR+                 732,514
     55,000 Powerchip Semiconductor
              Corporation, GDR+                  749,375
     51,300 Synnex Technology International
              Corporation, GDR                 1,349,190
      3,525 Taiwan Semiconductor
              Manufacturing Company
              Ltd., ADR                          158,625
     37,600 Winbond Electronics
              Corporation, GDR+                  869,500
                                            ------------
                                               6,071,563
                                            ------------
     Thailand -- 6.1%
    116,600 Grammy Entertainment Public
              Company Ltd.                       396,251
     47,600 KCE Electronics Public
              Company Ltd.+                      119,742
  1,500,000 National Finance Public
              Company Ltd.+                      667,065
     21,600 Siam Cement Public
              Company Ltd.+                      717,993
    700,000 TelecomAsia Corporation
              Public Company Ltd.+               910,660
    173,400 Total Access Communication
              Public Company Ltd.+               683,196
    685,000 United Broadcasting
              Corporation Public
              Company Ltd.+                      686,546
                                            ------------
                                               4,181,453
                                            ------------
     Turkey -- 5.9%
  9,391,100 Carsi Buyuk Magazacilik AS+        1,142,723
     57,644 Haci Omer Sabanci Holding
              SA, ADR                            763,783
  5,750,000 Netas Telekomunikasyon AS            763,274
 35,892,200 Turkiye Garanti Bankasi AS           542,618
  3,572,665 Vestel Elektronik Sanayi ve
              Ticaret AS+                        856,280
                                            ------------
                                               4,068,678
                                            ------------
TOTAL COMMON STOCKS
  (Cost $48,092,916)                          64,340,558
                                            ------------
INVESTMENT COMPANY SECURITIES -- 4.4%
     China\Hong Kong -- 3.1%
        215 Taipei Fund, GDR+                  2,139,250
                                            ------------
     India -- 1.3%
     40,000 Is Himalayan Fund+                   885,000
                                            ------------
TOTAL INVESTMENT COMPANY SECURITIES
  (Cost $2,498,735)                            3,024,250
                                            ------------
PREFERRED STOCKS -- 0.1%
     Brazil -- 0.0%#
        417 Telecomunicacoes do Rio
              de Janeiro SA                           11
                                            ------------
     South Korea -- 0.1%
      1,571 Shinsegae Department Store
              Company+                            82,320
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $59,659)                                  82,331
                                            ------------
RIGHTS -- 0.0%
  (Cost $0)
     Thailand -- 0.0%
      9,520 KCE Electronics Public
              Company Ltd., expires,
              02/07/2000+                             --
                                            ------------
WARRANTS -- 0.0%#
  (Cost $3,938)
     Mexico -- 0.0%#
      2,250 Cemex SA de CV,
              expires, 12/13/2002+                 9,281
                                            ------------


Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.7%
  (Cost $1,145,000)
$1,145,000   Agreement with State Street Bank and Trust
               Company, 3.300% dated 12/31/1999, to be
               repurchased at $1,145,315 on 01/03/2000,
               collateralized by $1,170,000 U.S. Treasury
               Bond, 5.625% maturing 05/15/2001
               (value $1,168,538)              1,145,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $11,358,698)            16.5%        11,358,698
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $63,158,946*)          116.2%        79,960,118
OTHER ASSETS AND
   LIABILITIES (Net)            (16.2)       (11,159,382)
                                -----       ------------
NET ASSETS                      100.0%      $ 68,800,736
                                =====       ============

---------
  *Aggregate cost for Federal tax purposes.

 **As of December 31, 1999, the market value of the securities on loan is $11,069,648. Collateral received for securities loaned consists of $11,358,698 invested in State
   Street Navigator Securities Lending Trust-Prime
   Portfolio.

  +Non-income producing security.

 ++Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

  #Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                     See Notes to Financial Statements.




Munder Framlington Emerging Markets Funds
  Portfolio of Investments, December 31, 1998 (Unaudited)
                       (Continued)

At December 31, 1999 sector diversification of the Munder Framlington Emerging Markets Fund was a follows:

                                    % of
                                  Net Assets       Value
                                  ----------       -----
COMMON STOCKS:
Telecommunications...............    23.6%  $ 16,264,502
Banking and Financial Services...    10.8      7,421,758
Electronics......................    10.2      6,999,206
Computer Hardware, Software
    or Services..................     4.8      3,317,846
Diversified......................     3.9      2,713,612
Retail...........................     3.5      2,389,751
Building and Building Materials..     3.5      2,433,524
Oil and Gas......................     3.2      2,195,810
Broadcasting and Advertising.....     3.0      2,057,733
Metals and Mining................     2.5      1,709,758
Utilities........................     2.3      1,547,678
Food and Beverages...............     2.3      1,608,544
Private Placements...............     1.9      1,282,101
Business Services................     1.7      1,182,726
Banks............................     1.7      1,195,746
Steel............................     1.6      1,105,539
Investment Company Securities....     1.6      1,111,229
Paper and Forest Products........     1.3        915,161
Miscellaneous....................     1.3        869,500
Real Estate......................     1.2        857,722
Telecommunications
   Equipment.....................     1.1        763,274
Chemicals........................     1.0        673,728
Household Appliances and
   Home Furnishings..............     0.9        634,082
Telecommunications --
   Satellite.....................     0.9        618,094
Automobiles......................     0.9        606,356
Apparel and Textiles.............     0.8        536,009
Household Products...............     0.7        471,053
Leisure Time.....................     0.6        396,251
Medical Products.................     0.5        349,802
Other............................     0.2        112,463
                                    -----   ------------
TOTAL COMMON STOCKS .............    93.5     64,340,558
INVESTMENT COMPANY
   SECURITIES ...................     4.4      3,024,250
PREFERRED STOCKS ................     0.1         82,331
RIGHTS ..........................     0.0             --
WARRANTS ........................     0.0#         9,281
REPURCHASE AGREEMENT ............     1.7      1,145,000
OTHER INVESTMENTS ...............    16.5     11,358,698
                                    -----   ------------
TOTAL INVESTMENTS ...............   116.2     79,960,118
OTHER ASSETS AND
   LIABILITIES (Net) ............   (16.2)  (11,159,382)
                                    -----   ------------
NET ASSETS ......................   100.0%  $ 68,800,736
                                    =====   ============

------------
# Amount represents less than 0.1% of net assets.




Munder Framlington Healthcare Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- DOMESTIC -- 80.0%
     Biotechnology -- 29.8%
  4,000    Abegenix, Inc.+                   $   530,000
  1,960    Affymetrix, Inc.+                     332,587
 12,500    Alexion Pharmaceuticals, Inc.+        376,562
 35,000    Ariad Pharmaceuticals, Inc.+           98,438
  7,000    Biomatrix, Inc.+                      134,750
 13,000    Corixa Corporation+                   221,000
 32,000    Cubist Pharmaceuticals, Inc.+         616,000
 15,000    Digene Corporation+                   185,051
 20,000    Gene Logic+                           530,000
  3,500    Gilead Sciences, Inc.+                189,438
  6,000    ICOS Corporation+                     175,500
  5,000    Incyte Pharmaceuticals, Inc.+         300,000
  4,875    Invitrogen Corporation+               292,500
  1,100    Maxygen, Inc.+                         78,100
 14,000    Medarex, Inc.+                        521,500
  4,000    Millennium Pharmaceuticals, Inc.+     488,000
 15,000    Neurocrine Biosciences, Inc.+         371,250
 16,000    NPS Pharmaceuticals, Inc.+            196,000
 25,000    OSI Pharmaceuticals, Inc.+            198,437
 15,000    Pharmacopeia, Inc.+                   339,375
  8,000    Pharmacyclics, Inc.+                  330,000
 15,000    Synaptic Pharmaceutical
             Corporation+                        101,250
  6,000    TranskaryoticTherapies, Inc.+         231,000
 10,000    Trimeris, Inc.+                       236,250
 12,000    Vical, Inc.+                          359,250
                                            ------------
                                               7,432,238
                                            ------------
     Contract Sales and Research
       Organizations -- 4.3%
  7,000    Accredo Health, Inc.+                 215,250
 17,000    Aurora Bioscience Corporation+        450,500
  8,000    BioReliance Corporation+               45,750
  9,000    Pharmaceutical Product
             Development, Inc.+                  106,875
  8,000    Quintiles TransNational
             Corporation+                        149,500
 19,100    US Oncology, Inc.+                     94,306
                                            ------------
                                               1,062,181
                                            ------------
     Distribution and Marketing Services -- 3.0%
 11,000    Advance Paradigm, Inc.+               237,188
 15,000    Healthworld Corporation+              311,250
 16,000    Omnicare, Inc.                        192,000
                                            ------------
                                                 740,438
                                            ------------
     Drugs -- 15.2%
 18,600    AVANT Immunotherapeutics,
             Inc.+                                45,919
  3,500    Celgene Corporation+                  245,000
  3,950    ChiRex, Inc.+                          57,769
 15,000    Collagenex Pharmaceuticals, Inc.+     375,000
 25,825    Connetics Corporation+                271,163
    175    Crescendo Pharmaceuticals
             Corporation+                          3,199
 13,000    CV Therapeutics, Inc.+                338,812
  3,000    Forest Laboratories, Inc.+            184,313
 10,000    GelTex Pharmaceuticals, Inc.+         128,125
  7,500    Jones Medical Industries, Inc.        325,781
 10,000    Medicis Pharmaceutical
             Corporation+                        425,625
  3,000    Medimmune, Inc.+                      497,625
  3,000    Sepracor, Inc.+                       297,562
  9,000    United Therapeutics
             Corporation+                        414,000
  4,000    Watson Pharmaceuticals, Inc.+         143,250
  8,000    Zonagen, Inc.+                         35,000
                                            ------------
                                               3,788,143
                                            ------------
     Drug Delivery -- 1.9%
 10,000    Anesta Corporation+                   171,875
  7,000    Inhale Therapeutic Systems+           297,938
                                            ------------
                                                 469,813
                                            ------------
     Hospital/Medical Services -- 1.9%
 15,190    American Healthcorp, Inc.+             69,304
  8,000    Amsurg Corporation, Class A+           52,000
 15,000    Amsurg Corporation, Class B+           97,500
  4,000    Express Scripts, Inc., Class A+       256,000
                                            ------------
                                                 474,804
                                            ------------
     Managed Health Care -- 4.7%
 20,000    Hanger Orthopedic Group+              200,000
  8,000    IMPATH, Inc.+                         203,500
 40,000    ProMedCo Management
             Company+                            117,500
 10,000    Renal Care Group, Inc.+               233,750
 25,000    Renex Corporation+                    232,812
 14,000    Res-Care, Inc.+                       178,500
                                            ------------
                                               1,166,062
                                            ------------
     Medical Devices -- 14.7%
 25,000    Aksys Ltd.+                           121,875
  4,000    ArthroCare Corporation+               244,000
  5,000    Bionx Implants, Inc.+                  15,625
 12,000    Cyberonics, Inc.+                     191,250
 18,000    Endocardial Solutions, Inc.+          157,500
 30,500    EndoSonics Corporation+               137,250
 20,000    EPIX Medical, Inc.+                   200,000
  8,000    Gliatech, Inc.+                       133,000
  4,000    Guidant Corporation                   188,000
 40,000    LifeCell Corporation+                 205,000
 13,000    Lifecore Biomedical, Inc.+            274,625
 40,000    LJL Biosystems, Inc.+                 315,000
  6,000    Medtronic, Inc.                       218,625
  3,500    MiniMed, Inc.+                        256,375
  9,000    Molecular Devices Corporation+        468,000
  8,000    Novoste Corporation+                  132,000
  9,350    ResMed, Inc.+                         390,362
                                            ------------
                                               3,648,487
                                            ------------
     Medical Information Systems -- 3.6%
  7,000    Allscripts, Inc.+                     308,000
  1,325    eBenX, Inc.+                           59,956
 15,000    First Consulting Group, Inc.+         232,500
  8,825    InfoCure Corporation+                 275,230
  1,155    MedicaLogic, Inc.+                     24,255
                                            ------------
                                                 899,941
                                            ------------
     Medical Services -- 0.9%
  9,000    MedQuist, Inc.+                       232,313
                                            ------------

TOTAL COMMON STOCKS -- DOMESTIC
  (Cost $13,691,144)                          19,914,420
                                            ------------
COMMON STOCKS -- FOREIGN -- 16.5%
     Biotechnology -- 8.4%
 25,000    Celltech Group Plc+                   213,623
  5,000    Cerep+                                105,772
 30,400    KS Biomedix Holdings+                 283,828
 12,000    Maxim Pharmaceutical+                 246,798
  4,000    NeuroSearch A/S+                      142,376
 10,200    Oxford Asymmetry International
             Plc+                                 53,877
800,000    Oxford BioMedica Plc+                 436,131
  1,250    Oxford Glyco Sciences+                 10,499
108,000    Peptide Therapeutics Group+            87,226
 20,000    Pharming Group NV+                    191,396
 37,500    Shield Diagnostics Group Plc+         333,156
                                            ------------
                                               2,104,682
                                            ------------
     Drugs -- 4.7%
 64,000    AMRAD Corporation Ltd.+                35,714
  8,000    BioChem Pharma, Inc.+                 174,000
 22,000    Bioglan Pharma Plc+                   222,104
    150    CliniChem Development, Inc.+            1,331
  7,225    Galen Holdings Plc                     58,936
  1,750    H. Lundbeck A/S                        69,868
  8,650    Karo Bio AB+                          125,038
 20,000    Shire Pharmaceuticals Group
             Plc+                                198,682
  4,000    Teva Pharmaceutical, ADR              286,750
                                            ------------
                                               1,172,423
                                            ------------
     Medical Devices -- 3.2%
 10,000    Biora AB+                              51,005
 50,000    Chemunex SA+                           29,213
    210    CyBio AG+                               8,567
 60,000    Gyrus Group Plc+                      261,679
 60,000    NMT Group Plc+                         93,526
  6,000    Ortivus AB+                            29,545
  4,300    QIAGEN N.V., ADR+                     324,650
                                            ------------
                                                 798,185
                                            ------------
     Medical Services -- 0.2%
  3,000    TLC Laser Eye Centers, Inc.+           39,187
                                            ------------

TOTAL COMMON STOCKS -- FOREIGN
  (Cost $3,507,298)                            4,114,477
                                            ------------
WARRANTS -- 0.0%
  (Cost $0)
     Drugs -- 0.0%
  2,400    AVANT Immunotherapeutics,
             Inc., expires 08/24/03+                  --
                                            ------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 0.6%
   (Cost $160,000)
$160,000   Agreement with State Street
             Bank and Trust Company,
             3.300% dated 12/31/1999,
             to be repurchased at $160,044
             on 01/03/2000, collateralized
             by $165,000 U.S. Treasury Note,
             5.625% maturing 05/15/2001
             (value $164,794)                    160,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $5,385,214)             21.6%         5,385,214
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $22,743,656*)          118.7%        29,574,111
OTHER ASSETS AND
   LIABILITIES (Net)            (18.7)        (4,663,836)
                                -----       ------------
NET ASSETS                      100.0%      $ 24,910,275
                                =====       ============

---------

 * Aggregate cost for Federal tax purposes.

 + Non-income producing security.

** As of December 31, 1999, the market value of the securities on loan is $5,110,909. Collateral received for securities loaned includes $4,100 in U.S.
   Government securities and the remaining $5,381,114 invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington International Growth Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                             Value
--------------------------------------------------------
COMMON STOCKS -- 92.3%
     Australia -- 1.7%
   18,000  Australia & New Zealand
              Banking Group Ltd.            $    130,944
   30,000  Broken Hill Proprietary
              Company Ltd.                       393,920
   93,275  ecorp Ltd.+                           233,306
   20,000  News Corporation Ltd.                 194,193
   80,000  Telstra Corporation Ltd.              282,032
   30,000  WMC Ltd.                              165,438
                                            ------------
                                               1,399,833
                                            ------------
     Belgium -- 0.9%
   16,200  Lernout & Hauspie Speech
              Products NV+                       749,250
                                            ------------
     China\Hong Kong -- 2.3%
  170,000  China Everbright Ltd.                 138,869
   90,000  China Telecom (Hong Kong)
              Ltd.+                              561,523
  240,000  Cosco Pacific Ltd.                    199,138
   28,000  Dao Heng Bank Group Ltd.              144,439
   28,000  Hutchison Whampoa Ltd.                407,024
  600,000  Shanghai Diesel Engine
              Company Ltd., B Shares             111,600
  600,000  TCL International Holdings
              Ltd.+                              416,801
                                            ------------
                                               1,979,394
                                            ------------
     Finland -- 3.0%
   10,600  Nokia AB Oyj                        1,922,023
   18,400  Sampo Insurance Oyj,
              A Shares                           643,173
                                            ------------
                                               2,565,196
                                            ------------
     France -- 10.5%
   11,253  Aventis SA                            652,937
    6,300  AXA                                   878,328
   11,250  Banque Nationale de Paris           1,038,074
    3,000  Castorama Dubois SA                   912,659
   10,100  Credit Lyonnais SA+                   461,910
   12,000  Pechiney SA                           857,657
    2,700  Publicis SA                         1,019,941
    8,200  STMicroelectronics NV               1,262,169
    6,707  Total Fina SA, Class B                895,209
    9,750  Vivendi                               880,512
                                            ------------
                                               8,859,396
                                            ------------
     Germany -- 3.0%
   11,900  Bayerische Hypo-Und
              Vereinsbank AG                     812,750
    7,000  Mannesmann AG                       1,688,821
                                            ------------
                                               2,501,571
                                            ------------
     Ireland -- 1.2%
   28,000  Global TeleSystems Group,
              Inc.+                              969,500
                                            ------------
     Italy -- 2.3%
  130,000  ENI SpA                               715,017
   90,000  Telecom Italia SpA                  1,269,260
                                            ------------
                                               1,984,277
                                            ------------
     Japan -- 27.8%
    3,800  Aiful Corporation                     464,911
   80,000  Asahi Bank, Ltd.                      493,296
   13,000  Canon, Inc.                           516,590
   13,000  Computer Engineering &
              Consulting Ltd.                    347,362
   18,800  Credit Saison Company Ltd.            327,533
       30  DDI Corporation                       411,080
    8,000  Family Mart Company Ltd.              532,446
   27,000  FCC Company Ltd.                      449,251
   17,000  Fuji Machine MFG Company
              Ltd.                             1,371,048
   34,000  Fujisawa Pharmaceutical
              Company Ltd.                       825,291
   17,000  Honda Motor Company Ltd.              632,280
    3,200  Keyence Corporation                 1,299,795
   20,000  Kokuyo Company                        266,223
  120,000  Marubeni Corporation                  503,866
   13,000  Marui Company Ltd.                    194,167
   23,700  Meitec Corporation                    753,891
  117,000  Mitsubishi Chemical
              Corporation                        412,254
  176,000  Mitsubishi Heavy Industries           587,413
   11,900  Nichiei Company Ltd.                  258,569
   40,000  Nikko Securities Company Ltd.         506,215
  200,000  Nippon Steel Corporation              467,848
   32,000  Nomura Securities Company
              Ltd.                               577,860
   61,000  NSK Ltd.                              417,334
       20  NTT Mobile Communications
              Network, Inc.                      769,306
   40,000  Onward Kashiyama Company
              Ltd.                               548,106
    3,700  Orix Corporation                      833,650
   43,000  Ricoh Company Ltd.                    810,590
    4,000  Rohm Company                        1,644,318
   13,000  Shin-Etsu Chemical Company
              Ltd.                               559,851
    6,000  Sony Corporation                    1,779,387
   28,000  Sumitomo Bank Ltd.                    383,400
   32,000  Sumitomo Electric Industries          369,893
   41,000  Sumitomo Trust & Banking              276,891
   20,000  The Bank of Tokyo-Mitsubishi
              Ltd.                               278,751
    5,000  Tokyo Electron Ltd.                   685,133
   70,000  Toshiba Corporation                   534,404
   43,000  Ube-Nitto Kasei Company Ltd.          164,138
    8,600  World Company Ltd.                  1,069,003
   47,000  Yamato Kogyo Company Ltd.             212,068
                                            ------------
                                              23,535,412
                                            ------------
     Netherlands -- 6.0%
   30,370  ABN AMRO Holdings NV                  758,712
   10,200  Equant NV+                          1,157,989
   12,500  Getronics NV                          997,276
   11,000  ING Groep NV                          664,186
    2,450  KPNQwest NV+                          163,135
   10,700  United Pan-Europe
              Communicatins NV+                1,368,887
                                            ------------
                                               5,110,185
                                            ------------
     Portugal -- 0.8%
  121,500  Banco Comercial Portugues
              SA (BCP)                           674,385
                                            ------------
     Singapore -- 0.7%
   40,000  Datacraft Asia Ltd.                   332,000
   25,000  Singapore Airlines Ltd.               283,699
                                            ------------
                                                 615,699
                                            ------------
     Slovakia -- 0.0%#
    2,000  Slovnaft AS, GDR                       28,000
                                            ------------
     South Korea -- 1.4%
    4,000  Hankuk Electric Glass Company
              Ltd.                               169,089
    8,000  Korea Electric Power
              Corporation, ADR                   134,000
    8,000  Korea Tobacco & Ginseng
              Corporation+                       176,839
    2,000  Pohang Iron & Steel Company
              Ltd.                               220,167
    1,846  Samsung Electronics                   432,440
    1,854  SK Telecom Company Ltd.,
              ADR                                 71,147
                                            ------------
                                               1,203,682
                                            ------------
     Spain -- 5.8%
   32,000  Argentaria SA                         752,047
   25,000  Cortefiel SA                          654,777
   26,800  Sogecable SA+                       1,711,608
   60,000  Sol Melia SA                          680,566
   44,569  Telefonica SA                       1,113,432
                                            ------------
                                               4,912,430
                                            ------------
     Sweden -- 4.3%
   25,000  Ericsson (L.M.) AB, Class B         1,607,122
  105,000  Nordbanken Holding AB                 616,994
   81,000  Orvitus AB, Series B+                 398,860
   33,000  Skandia Forsakrings AB                996,709
                                            ------------
                                               3,619,685
                                            ------------
     Switzerland -- 4.6%
    1,451  Adecco SA                           1,129,963
      500  Novartis AG                           734,158
       70  Roche Holdings AG                     830,874
    2,500  UBS AG -- Registered                  675,124
      950  Zurich Allied AG                      541,732
                                            ------------
                                               3,911,851
                                            ------------
     Thailand -- 0.6%
  121,000  Total Access Communication
              Public Company Ltd.+               476,740
                                            ------------
     United Kingdom -- 15.4%
  144,500  BBA Group Plc                       1,197,398
   85,000  Bowthorpe Plc                       1,493,830
   89,000  BP Amoco Plc                          898,396
   80,000  Compass Group Plc                   1,098,404
   10,000  Energis Plc+                          480,552
   50,000  Hays Plc                              797,958
   45,000  HSBC Holdings Plc                     623,667
   26,500  Laporte Plc                           232,006
   45,000  Logica Plc                          1,163,016
  102,000  Norwich Union Plc                     781,789
   53,000  Ocean Group Plc                       988,806
   22,000  Pearson Plc                           716,062
   77,000  Smithkline Beecham Plc                976,368
  170,000  Vodafone Group Plc                    847,391
  157,692  Williams Plc                          718,310
                                            ------------
                                              13,013,953
                                            ------------
TOTAL COMMON STOCKS
  (Cost $51,049,305)                          78,110,439
                                            ------------
PREFERRED STOCKS -- 3.1%
     Germany -- 3.1%
   17,000  Fresenius Medical Care AG             707,260
      300  Porsche AG                            821,997
    1,725  SAP AG                              1,039,132
                                            ------------
                                               2,568,389
                                            ------------
TOTAL PREFERRED STOCKS
  (Cost $2,050,983)                            2,568,389
                                            ------------

Principal
Amount
---------
REPURCHASE AGREEMENT -- 2.6%
   (Cost $2,210,000)
$2,210,000    Agreement with State Street Bank and
                Trust Company, 3.300% dated 12/31/1999,
                to be repurchased at $2,210,608 on
                01/03/2000, collateralized by $2,205,000
                U.S. Treasury Note, 6.625% maturing
                03/31/2002 (value
                $2,257,369)                    2,210,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $1,861,800)              2.2%         1,861,800
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $57,172,088*)          100.2%        84,750,628
OTHER ASSETS AND
   LIABILITIES (Net)             (0.2)          (136,647)
                                -----       ------------
NET ASSETS                      100.0%      $ 84,613,981
                                =====       ============

----------

 * Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $1,856,250. Collateral received for securities loaned includes $793,800 in U.S.
   Government securities and the remaining $1,068,000 invested in State Street Navigator Securities Lending
   Trust-Prime Portfolio.

 + Non-income producing security.

 # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt


                     See Notes to Financial Statements.



Munder Framlington International Growth Fund
   Portfolio of Investments, December 31, 1998 (Unaudited)
     (Continued)

At December 31, 1999 sector diversification of the Munder Framlington International Growth Fund was as follows:

                                   % of
                                  Net Assets       Value
                                  ----------       -----
COMMON STOCKS:
Banking and Financial Services...    13.6%   $11,495,740
Electronics......................    13.2     11,151,206
Telecommunications...............    12.5     10,616,656
Oil and Gas......................     5.3      4,458,644
Drugs and Health Care............     4.8      4,019,628
Diversified Industrial...........     4.8      4,088,587
Insurance........................     4.5      3,841,731
Machinery........................     3.7      3,155,859
Retail...........................     2.7      2,294,049
Broadcasting.....................     2.3      1,905,801
Computers........................     2.1      1,807,866
Apparel and Textiles.............     1.9      1,617,109
Software.........................     1.8      1,510,378
Chemicals........................     1.6      1,368,249
Metal Processing.................     1.5      1,274,991
Air Travel.......................     1.5      1,272,505
Electric and Electrial Equipment.     1.4      1,167,851
Automotive.......................     1.4      1,193,131
Private Placements...............     1.3      1,129,963
Food and Beverages...............     1.3      1,098,404
Communication Services...........     1.3      1,101,306
Business Services................     1.2      1,031,264
Advertising......................     1.2      1,019,942
Holding Companies --
   Diversified...................     1.1        915,201
Building and Building Materials..     0.9        762,435
Steel............................     0.8        688,015
Hotels...........................     0.8        680,565
Pharmaceuticals and Medical
   Supplies......................     0.5        398,860
Forest Paper and Products........     0.3        266,223
Other............................     1.0        778,280
                                    -----    -----------
TOTAL COMMON STOCKS .............    92.3     78,110,439
PREFERRED STOCKS ................     3.1      2,568,389
REPURCHASE AGREEMENT ............     2.6      2,210,000
OTHER INVESTMENTS ...............     2.2      1,861,800
                                    -----    -----------
TOTAL INVESTMENTS ...............   100.2     84,750,628
OTHER ASSETS AND
   LIABILITIES (Net) ............    (0.2)     (136,647)
                                    -----    -----------
NET ASSETS ......................   100.0%   $84,613,981
                                    =====    ===========




Munder Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 6.7%
 $5,345,000 Ford Credit Auto Owner Trust,
              Series 1999 D Class A5,
              6.520% due 09/15/2003          $ 5,325,651
  2,040,912 Residential Accredit Loans,
              Inc., Series 1997 QS5
              Class A 5,
              7.250% due 06/25/2027            2,035,054
  5,940,000 Standard Credit Card Master
              Trust, Class A, Series 1994-2,
              7.250% due 04/07/2008            5,881,604
  2,300,000 Union Acceptance Corporation,
              Class A3, Series 1996-C,
              6.630% due 10/08/2003+           2,278,411
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $15,736,121)                          15,520,720
                                            ------------
CORPORATE BONDS AND NOTES -- 40.8%
     Drugs -- 2.9%
  6,400,000 Eli Lilly and Company,
              8.375% due 02/07/2005            6,687,040
                                            ------------
     Finance -- 16.2%
  4,800,000 Associates Corporation of
              North America,
              5.800% due 04/20/2004            4,541,345
          4 BankAmerica National Trust,
              9.000% due 03/01/2008                    4
  3,830,000 Block Financial Corporation,
              6.750% due 11/01/2004            3,709,917
  6,000,000 CIT Group, Inc., Class A,
              5.625% due 10/15/2003            5,674,474
  4,750,000 Countrywide Capital III,
              Subordinated Capital Income,
              Secs Series B,
              8.050% due 06/15/2027++          4,412,471
  2,500,000 First Union National Bank
              Commercial Mortgage Trust,
              Series 1999 C4 Class A2,
              7.390% due 11/15/2009            2,482,825
  2,500,000 Ford Motor Credit Company,
              6.550% due 09/10/2002            2,467,233
  4,600,000 General Electric Capital
              Corporation,
              8.850% due 04/01/2005            4,864,780
  4,520,000 Pitney Bowes Credit Corporation,
              8.625% due 02/15/2008            4,858,420
  4,850,000 Transamerica Capital III,
              7.625% due 11/15/2037            4,344,311
                                            ------------
                                              37,355,780
                                            ------------
     Finance -- Foreign -- 4.2%
  5,250,000 Abbey National Plc,
              6.700% due 06/29/2049            4,774,027
  5,000,000 Westdeutsche Landesbank,
              6.750% due 06/15/2005            4,836,500
                                            ------------
                                               9,610,527
                                            ------------
     Food and Beverage -- 2.5%
  5,750,000 Coca-Cola Enterprises,
              6.625% due 09/30/2002            5,675,250
                                            ------------
     Industrial -- 10.4%
  4,250,000 American Greetings Corporation,
              6.100% due 08/01/2028            3,805,491
  3,895,000 Anheuser-Busch Companies,
              9.000% due 12/01/2009            4,325,615
  6,725,000 Harris Corporation Delaware,
              6.350% due 02/01/2028            6,165,552
  5,000,000 IBM Corporation,
              7.500% due 06/15/2013            5,046,284
  4,750,000 Racers-Kellogg, Series 1998 144A,
              5.750% due 02/02/2001++          4,709,918
                                            ------------
                                              24,052,860
                                            ------------
     Utility -- Electric -- 4.6%
  2,500,000 Montana Power Company,
              Series A, MTN,
              8.680% due 02/07/2022            2,481,260
  4,100,000 National Rural Utilities
              Cooperative Finance, Note,
              6.125% due 05/15/2005            3,842,424
  4,700,000 Puget Sound Energy, Inc.,
              7.020% due 12/01/2027            4,209,987
                                            ------------
                                              10,533,671
                                            ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $101,414,401)                         93,915,128
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS --
  23.8%
     Collateralized Mortgage Obligations (CMO) --
       10.9%
            Federal Home Loan Mortgage Corporation:
  5,000,000 Series 1541, Class F,
              6.250% due 05/15/2019            4,938,585
  1,925,000 Series 1702-A, Class PD,
              6.500% due 04/15/2022            1,871,099
  6,175,000 Series 1669, Class G,
              6.500% due 02/15/2023            6,003,990
            Federal National Mortgage Association:
  7,000,000 Remic Trust 1994 30 Class H,
              6.250% due 11/25/2022            6,682,651
  2,502,627 Remic Trust 1997 G1 Class K,
              6.750% due 02/18/2004            2,456,835
  2,937,943 Remic Trust 1990-41 Class D,
              9.500% due 04/25/2020            3,112,414
                                            ------------
                                              25,065,574
                                            ------------
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 0.4%
            FHLMC:
    854,350 Pool #E62394, Gold,
              7.500% due 09/01/2010              860,324
     96,835 Pool #200021,
              10.500% due 11/01/2000             101,330
                                            ------------
                                                 961,654
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 5.4%
            FNMA:
  4,810,742 Pool #455598,
              5.500% due 12/01/2028            4,268,536
  4,400,000 Pool #380137,
              7.280% due 03/01/2008            4,381,696
  1,563,898 Pool #303105,
              11.000% due 11/01/2020           1,713,190
  1,755,531 Pool #100081,
              11.500% due 08/01/2016           1,960,709
                                            ------------
                                              12,324,131
                                            ------------
     Government Agency Debentures -- 4.4%
  6,555,000 Federal National Mortgage
              Association, Benchmark Note,
              5.250% due 01/15/2009            5,780,232
  4,600,000 Tennessee Valley Authority,
              6.375% due 06/15/2005            4,453,881
                                            ------------
                                              10,234,113
                                            ------------
     Government National Mortgage Association
       (GNMA) -- 2.7% GNMA:
  3,113,081 Pool #371438,
              6.500% due 01/15/2024            2,986,242
  1,431,797 Pool #780584,
              7.000% due 06/15/2027            1,392,855
  1,739,416 Pool #780840,
              8.500% due 07/20/2028            1,770,648
                                            ------------
                                               6,149,745
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY
   OBLIGATIONS
  (Cost $56,826,328)                          54,735,217
                                            ------------
U.S. TREASURY OBLIGATIONS -- 25.3%
     U.S. Treasury Bonds -- 14.2%
  6,000,000 3.875% due 04/15/2029,TIPS         5,601,958
  6,500,000 5.250% due 02/15/2029              5,381,047
 19,125,000 8.000% due 11/15/2021             21,703,310
                                            ------------
                                              32,686,315
                                            ------------
     U.S. Treasury Notes -- 11.1%
  4,300,000 6.000% due 08/15/2009              4,165,825
  3,300,000 6.250% due 02/15/2007              3,247,529
  5,100,000 7.000% due 07/15/2006              5,222,444
 12,180,000 7.875% due 11/15/2004             12,875,473
                                            ------------
                                              25,511,271
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $61,098,808)                          58,197,586
                                            ------------
REPURCHASE AGREEMENT-- 2.1%
(Cost $4,865,000)
 $4,865,000 Agreement with State Street Bank
              and Trust Company, 3.300% dated
              12/31/1999, to be repurchased at
              $4,866,338 on 01/03/2000,
              collateralized by $4,865,000
              U.S. Treasury Note, 6.250%
              maturing 02/28/2002
              (value $4,962,300)               4,865,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $52,325,550)            22.7%        52,325,550
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $292,266,208*)         121.4%       279,559,201
OTHER ASSETS AND
   LIABILITIES (Net)            (21.4)       (49,237,010)
                                -----       ------------
NET ASSETS                      100.0%      $230,322,191
                                =====       ============

-------
  * Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $51,455,067. Collateral received for securities loaned of $52,325,550 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

  + Floating rate note. The interest shown reflects the rate currently in effect.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATIONS:
MTN   -- Medium Term Note
TIPS  -- Treasury Inflation Protection Security

           See Notes to Financial Statements.




Munder Intermediate Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------
ASSET-BACKED SECURITIES -- 11.6%
 $ 5,000,000  American Express Credit
                 Account Master,
                 Series 96 Class A,
                 6.800% due 12/15/2003       $ 5,020,301
   5,000,000  Banc One Credit Card Master Trust,
                 Series 1995-A Class A,
                 6.150% due 07/15/2002         4,998,061
  12,000,000  Carco Auto Loan Master Trust,
                 Series 1999 Class A1,
                 5.650% due 03/15/2003        11,762,701
   5,000,000  Chase Manhattan Credit Card
                 Master, Series 1996 3 Class A,
                 7.040% due 02/15/2005         5,036,013
  10,000,000  Chemical Master Credit Card,
                 Trust 1,
                 6.230% due 06/15/2003        10,000,748
   5,405,000  Contimortgage Home Equity
                 Loan, 1997 2 Passthru
                 Certificate Class A9,
                 7.090% due 04/15/2028         5,270,274
     443,318  CWMBS, Mortgage Passthru
                 Series 1996 I Class A6,
                 7.750% due 09/25/2026           441,381
  11,320,000  Standard Credit Card and Trust,
                 Series 1990-6A,
                 7.850% due 02/07/2002        11,338,943
                                            ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $55,216,153)                          53,868,422
                                            ------------
CORPORATE BONDS AND NOTES -- 44.5%
     Banking and Financial Services -- 17.6%
  10,000,000  America Express Bank, Ltd.,
                 5.864% due 02/10/2004+        9,850,000
  10,000,000  American General Finance
                 Corporation,
                 6.850% due 07/12/2004         9,811,000
Associates Corporation of North America:
   5,000,000  6.000% due 03/15/2000            4,997,084
   5,275,000  5.800% due 04/20/2004            4,990,749
   2,570,000  MTN,
              8.250% due 10/15/2004            2,659,070
  10,000,000  Countrywide Home Loans,
                 Inc., MTN,
                 6.850% due 06/15/2004         9,784,009
   2,400,000  Ford Motor Credit Corporation,
                 6.500% due 02/15/2006         2,277,802
  11,000,000  IBM Credit Corporation, MTN,
                 6.350% due 08/30/2001        10,917,500
  10,000,000  SunAmerica Institutional, MTN,
                 5.750% due 02/16/2009         9,004,680
   3,360,000  Swiss Bank Corporation,
                 7.250% due 09/01/2006         3,297,416
     904,231  Textron Financial Corporation
                 Receivables,
                 6.050% due 03/16/2009           897,239
  10,000,000  Transamerica Finance
                 Corporation, MTN,
                 6.370% due 05/14/2004         9,453,870
   4,000,000  U.S. Leasing International, MTN,
                 9.880% due 03/06/2001         4,122,391
                                            ------------
                                              82,062,810
                                            ------------
     Consumer Durable Goods -- 3.8%
  10,000,000  Daimlerchrysler NA Holding
                 Corporation, MTN,
                 6.630% due 09/21/2001         9,952,572
   8,000,000  Fortune Brands, Inc., 144A,
                 7.125% due 11/01/2004++       7,871,909
                                            ------------
                                              17,824,481
                                            ------------
     Consumer Non-Durables -- 1.2%
   6,000,000  Avon Products, Inc., 144A,
                 7.150% due 11/15/2009++       5,775,073
                                            ------------
     Foreign -- 3.4%
   6,480,000  Abbey National Plc,
                 6.700% due 06/29/2049         5,892,513
  10,000,000  Westdeutsche Landesbank,
                 6.750% due 06/15/2005         9,673,000
                                            ------------
                                              15,565,513
                                            ------------
     Industrial -- 14.1%
   2,500,000  American Greetings Corporation,
                 6.100% due 08/01/2028         2,238,524
   4,178,000  Anheuser-Busch Companies,
                 9.000% due 12/01/2009         4,639,903
   3,701,813  Chevron Corporation, Trust Fund,
                 8.110% due 12/01/2004         3,790,182
   4,900,000  General Motors Corporation,
                 5.910% due 03/11/2002         4,781,450
   4,000,000  Pitney Bowes, Inc.,
                 5.950% due 02/01/2005         3,782,006
  10,000,000  Racers-Kellogg,
                 Series 1998-1 144A,
                 5.750% due 02/02/2001++       9,915,617
   4,000,000  Rohm and Haas Company,
                 6.950% due 07/15/2004         3,935,198
   9,500,000  TCI Communciations, Inc.,
                 8.650% due 09/15/2004        10,026,688
   9,425,000  Textron, Inc.,
                 6.750% due 09/15/2002         9,287,648
   4,100,000  Times Mirror Co.,
                 6.610% due 09/15/2027         3,987,907
  10,140,000  Tyco International Group SA,
                 5.875% due 11/01/2004         9,333,518
                                            ------------
                                              65,718,641
                                            ------------
     Transportation -- 1.2%
   5,505,000  Ryder System, Inc., MTN,
                 6.910% due 06/18/2002         5,441,580
                                            ------------
     Utility -- Electric -- 2.1%
   4,500,000  Montana Power Company, MTN,
                 8.680% due 02/07/2022         4,466,268
   5,925,000  National Rural Utilities, MTN,
                 5.540% due 12/15/2005         5,390,387
                                            ------------
                                               9,856,655
                                            ------------
     Utility -- Telephone -- 1.1%
   5,000,000  MCI WorldCom, Inc.,
                 6.125% due 08/15/2001         4,939,173
                                            ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $214,061,187)                        207,183,926
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 38.2%
     Federal Home Loan Mortgage Corporation (FHLMC) -- 5.6%
              FHLMC:
  10,250,000  6.000% due 07/20/2001           10,148,700
   1,847,148  8.000% due 03/01/2028            1,865,029
   2,844,600  Pool #A00813,
                 9.000% due 10/01/2020         2,950,621
     601,216  Pool #E61740,
                 9.000% due 04/01/2010           624,702
   2,479,112  Pool #F70013, Gold,
                 7.000% due 12/01/2011         2,457,448
     576,105  Pool #G50249, REMIC,
                 8.500% due 03/01/2000           577,186
   7,850,000  Series 1650 Class 1650 J,
                 6.500% due 06/15/2023         7,398,244
                                            ------------
                                              26,021,930
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 15.6%
              FNMA:
  15,776,000  5.125% due 02/13/2004           14,835,419
   9,590,930  6.000% due 02/01/2013            9,123,372
  10,504,355  6.000% due 06/01/2013            9,972,519
  11,913,038  6.000% due 05/01/2018           11,060,422
   5,764,361  5.819% due 12/01/2028            5,533,787
  16,500,000  Benchmark Note,
                 5.250% due 01/15/2009        14,549,784
   1,823,349  Pool #070225,
                 7.500% due 08/01/2018         1,815,265
   6,125,668  Pool #250550,
                 6.500% due 05/01/2026         5,846,932
                                            ------------
                                              72,737,500
                                            ------------
     Government Agency Debentures -- 13.5%
  17,000,000  AID-Israel,
                 0.000% due 02/15/2004        12,810,802
   8,500,000  Federal Farm Credit Bank,
                 5.950% due 05/18/2005         8,149,247
  30,000,000  Government Trust Certificates,
                 Class 3-C,
                 0.000% due 11/15/2004        21,473,658
  10,950,000  SallieMae Student Loan Trust,
                 Class A2,
                 5.923% due 01/25/2010+       10,744,688
  10,000,000  Tennessee Valley Authority,
                 6.375% due 06/15/2005         9,682,349
                                            ------------
                                              62,860,744
                                            ------------
     Government National Mortgage Association (GNMA) --
       3.1%
              GNMA:
   1,576,483  Pool #780077,
                 8.000% due 03/15/2025         1,592,186
   4,436,989  Pool #780840,
                 8.500% due 07/20/2028         4,516,656
   9,054,725  Pool #781008,
                 6.000% due 03/15/2029         8,254,842
                                            ------------
                                              14,363,684
                                            ------------
     Small Business Administration (SBA) -- 0.4%
   1,690,920  SBA, Pool #502796,
                 6.500% due 11/25/2019         1,705,716
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost  $183,650,841)                       177,689,574
                                            ------------
U.S. TREASURY OBLIGATIONS -- 4.9%
     U.S. Treasury Bonds -- 1.0%
   5,000,000  U.S. Treasury Bonds,
                 3.875% due
                 04/15/2029, TIPS              4,668,298
                                            ------------
     U.S. Treasury Notes -- 3.9%
              U.S. Treasury Notes:
  16,100,000  7.875% due 11/15/2004           17,019,304
   1,000,000  6.000% due 08/15/2009              968,796
                                            ------------
                                              17,988,100
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $23,292,789)                          22,656,398
                                            ------------
REPURCHASE AGREEMENT -- 1.2%
  (Cost $5,485,000)
  $5,485,000  Agreement with State Street
                 Bank and Trust Company, 3.300%
                 dated 12/31/1999, to be
                 repurchased at $5,486,508 on
                 01/03/2000, collateralized by
                 $5,485,000 U.S. Treasury Note,
                 6.250% maturing 02/28/2002
                 (value $5,594,700)            5,485,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $10,946,495)             2.3%        10,946,495
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $492,652,465*)         102.7%       477,829,815
OTHER ASSETS AND
   LIABILITIES (Net)             (2.7)       (12,378,331)
                                -----       ------------
NET ASSETS                      100.0%      $465,451,484
                                =====       ============

----------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31,1999 the market value of the securities on loan is $10,716,566. Collateral received for securities loaned of $10,946,495 is invested in State Street Navigator Securities Lending
     Trust-Prime Portfolio.

  + Floating rate note. The interest rate shown reflects the rate currently in effect.

 ++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.




ABBREVIATIONS:
MTN  -- Medium Term Note
TIPS -- Treasury Inflation Protection Security

           See Notes to Financial Statements.





Munder International Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                                                                 Value
--------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 85.8%
Belgium -- 3.2%
     Government -- 3.2%
 BEF       1,512,151  Kingdom of Belgium, Series 10,
                         8.750% due 06/25/2002                                  $  1,672,392
                                                                                ------------
Denmark -- 4.2%
     Government -- 4.2%
 DKK      14,000,000  Kingdom of Denmark,
                         8.000% due 03/15/2006                                     2,141,428
                                                                                ------------
Finland -- 1.2%
     Government -- 1.2%
 FIM         504,564  Republic of Finland,
                         9.500% due 03/15/2004                                       594,219
                                                                                ------------
France -- 6.1%
     Government -- 6.1%
                      Government of France:
 FRF       2,405,103    5.500% due 04/25/2007                                      2,456,698
             548,816    8.500% due 12/26/2012                                        701,235
                                                                                ------------
                                                                                   3,157,933
                                                                                ------------
Germany -- 11.7%
     Finance -- 2.6%
 DEM       1,329,359  Bayerische Vereinsbank New York, Global Bond,
                         4.500% due 06/24/2002                                     1,341,138
     Government -- 9.1%
           3,451,220  Federal Republic of Germany,
                         5.625% due 01/04/2028                                     3,311,448
           1,278,230  Federal Republic of Germany, Series 95,
                         6.500% due 10/14/2005                                     1,380,719
                                                                                ------------
                                                                                   6,033,305
                                                                                ------------
Italy -- 2.8%
     Government -- 2.8%
 ITL       1,291,140  Government of Italy,
                         8.500% due 04/01/2004                                     1,443,699
                                                                                ------------
Japan -- 41.1%
     Government -- 31.5%
                      Government of Japan:
 JPY     548,000,000    1.500% due 09/22/2008                                      5,349,734
       1,000,000,000    3.100% due 03/20/2006                                     10,879,574
     Supranational -- 9.6%
         230,000,000  Asian Development Bank,
                         5.000% due 02/05/2003                                     2,560,454
         220,000,000  Interamerican Development Bank,
                         6.000% due 10/30/2001                                     2,373,211
                                                                                ------------
                                                                                  21,162,973
                                                                                ------------
Netherlands -- 4.1%
     Government -- 4.1%
 NLG       1,951,255  Government of Netherlands, Series 2,
                         8.250% due 06/15/2002                                     2,132,672
                                                                                ------------
Spain -- 3.3%
     Government -- 3.3%
 ESP       1,750,000  Kingdom of Spain,
                         5.150% due 07/30/2009                                     1,715,021
                                                                                ------------
Sweden -- 2.5%
     Government -- 2.5%
 SEK      10,500,000  Government of Sweden, Series 1038,
                         6.500% due 10/25/2006                                     1,295,041
                                                                                ------------
United Kingdom -- 2.4%
     Supranational -- 2.4%
 GBP         750,000  European Investment Bank,
                         8.500% due 11/06/2001                                     1,240,669
                                                                                ------------
United States -- 3.2%
     Supranational -- 3.2%
 GBP       1,000,000  KFW International Finance,
                         7.625% due 12/30/2003                                     1,654,279
                                                                                ------------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $45,543,735)                                                              44,243,631
                                                                                ------------

GOVERNMENT AGENCY OBLIGATIONS -- 8.6%
 GBP         600,000  Federal National Mortgage Association, Global Bond,
                         6.875% due 06/07/2002                                       968,695
 DEM       3,700,000  Tennessee Valley Authority, Global Bond,
                         6.375% due 09/18/2006                                     1,995,251
 USD       1,500,000  U.S. Treasury Note,
                         6.000% due 08/15/2009                                     1,453,195
                                                                                ------------
                                                                                   4,417,141
                                                                                ------------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
   (Cost $4,761,167)                                                               4,417,141
                                                                                ------------
REPURCHASE AGREEMENT -- 3.2%
   (Cost $1,629,000)
 USD     1,629,000     Agreement with State
                         Street Bank and Trust Company,
                         3.300% dated 12/31/1999, to be
                         repurchased at $1,629,448 on
                         01/03/2000, collateralized by
                         $1,645,000 U.S. Treasury Notes,
                         5.625-6.750% having
                         maturities from 04/30/2000 through
                         05/15/2001 (value $1,665,594)                             1,629,000
                                                                                ------------
TOTAL INVESTMENTS (Cost $51,933,902*)         97.6%                 50,289,772
OTHER ASSETS AND LIABILITIES (Net)             2.4                   1,241,317
                                             -----                ------------
NET ASSETS                                   100.0%               $ 51,531,089
                                             =====                ============

----------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
BEF -- Belgian Francs
DEM -- German Deutsche Mark
DKK -- Danish Krone
ESP -- Spanish Peseta
FIM -- Finnish Markka
FRF -- French Franc
GBP -- Great British Pound
ITL -- Italian Lira
JPY -- Japanese Yen
NLG -- Netherlands Guilder
SEK -- Swedish Krona
USD -- United States Dollar


                    See Notes to Financial Statements.





Munder U.S. Government Income Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                             Value
--------------------------------------------------------

ASSET-BACKED SECURITY-- 1.7%
  (Cost $4,759,224)
 $ 4,802,521  Residential Accreditation
                Loans, Inc.                 $  4,805,614
                                            ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 86.4%
     Federal Home Loan Bank (FHLB) -- 0.8%
  $2,500,000  FHLB,
              5.800% due 09/02/2008            2,304,226
                                            ------------
     Federal Home Loan Mortgage Corporation
       (FHLMC) -- 49.8%
              FHLMC:
   1,392,678  Pool #A01048, Gold,
                8.500% due 02/01/2020          1,427,151
   4,407,842  Pool #E00160, Gold,
                7.000% due 11/01/2007          4,384,689
     861,674  Pool #G00479, Gold,
                9.000% due 04/01/2025            894,290
   5,500,000  Series 1399, Class Q,
                7.000% due 02/15/2021          5,412,330
   5,800,000  Series 1503, Class PK,
                7.000% due 03/15/2022          5,584,298
   5,000,000  Series 1531, Class M,
                6.000% due 06/15/2008          4,729,264
   5,000,000  Series 1574, Class G,
                6.500% due 04/15/2021          4,906,250
   9,150,000  Series 1574, Class PG,
                6.500% due 02/15/2021          8,973,686
   5,000,000  Series 1603, Class J,
                6.500% due 07/15/2023          4,714,050
   4,000,000  Series 1610, Class PM,
                6.250% due 04/15/2022          3,860,000
   4,300,000  Series 1617, Class C,
                6.500% due 02/15/2023          4,091,708
  11,585,000  Series 1633, Class PL,
                6.500% due 03/15/2023         10,918,863
   5,000,000  Series 1638, Class H,
                6.500% due 12/15/2023          4,596,733
   2,000,000  Series 1650, Class H,
                6.250% due 10/15/2022          1,928,740
  12,000,000  Series 1669, Class G,
                6.500% due 02/15/2023         11,667,672
   3,800,000  Series 1674, Class VC,
                6.300% due 06/15/2006          3,640,900
   8,000,000  Series 1676, Class H,
                6.500% due 10/15/2022          7,781,301
   4,811,145  Series 1685, Class G,
                6.000% due 09/15/2023          4,583,309
   8,560,000  Series 1702A, Class PD,
                6.500% due 04/15/2022          8,320,317
   1,030,000  Series 1706, Class K,
                7.000% due 03/15/2024            983,892
   1,200,000  Series 1722, Class PH,
                6.500% due 08/15/2022          1,165,956
   2,000,000  Series 1848, Class PE,
                7.000% due 09/15/2025          1,905,344
   8,943,000  Series 1865, Class PD,
                7.000% due 12/15/2025          8,264,620
   4,156,000  Series 1866, Class E,
                7.000% due 01/15/2026          3,995,572
   7,000,000  Series 1870, Class VB,
                6.500% due 04/15/2007          6,835,920
   1,345,078  Series 1999, Class PN,
                6.650% due 11/15/2022          1,301,363
   3,352,241  Series 43, Class D,
                10.000% due 06/15/2020         3,577,644
   7,500,000  Series T-7, Class A6,
                7.030% due 08/25/2028          7,331,804
                                            ------------
                                             137,777,666
                                            ------------
     Federal Housing Authority/Veterans Administration
       (FHA/VA) -- 0.3%
     976,417  FHA, Azalea Garden,
                8.500% due 09/01/2030            935,834
                                            ------------
     Federal National Mortgage Association
       (FNMA) -- 27.5%
              FNMA:
      67,785  Pool #040305,
                11.500% due 02/01/2014            74,933
      31,846  Pool #058255,
                11.500% due 11/01/2010            35,210
      42,630  Pool #081585,
                11.500% due 07/01/2012            47,132
   1,073,417  Pool #100081,
                11.500% due 08/01/2016         1,198,872
     130,073  Pool #210448,
                11.500% due 11/01/2015           143,867
   1,047,538  Pool #303105,
                11.000% due 11/01/2020         1,147,537
     160,538  Pool #336457,
                10.500% due 11/01/2020           174,005
   2,950,000  Pool #375618,
                6.420% due 12/01/2007          2,783,060
   2,542,767  Series 1990-117, Class E,
                8.950% due 10/25/2020          2,642,149
   5,000,000  Series 1990-45, Class J,
                9.500% due 05/25/2020          5,284,830
   7,500,000  Series 1993 203 Class PL,
                6.500% due 10/25/2023          6,995,656
   7,500,000  Series 1993-144, Class C,
                7.000% due 07/25/2019          7,458,886
   2,000,000  Series 1993-160, Class BC,
                6.500% due 09/25/2022          1,936,148
   5,100,000  Series 1993-163, Class BJ,
                7.000% due 07/25/2006          5,022,144
   3,000,000  Series 1993-198, Class T,
                6.500% due 10/25/2023          2,677,239
  10,319,600  Series 1993-226, Class PN,
                9.000% due 05/25/2022         10,999,971
   3,500,000  Series 1993-240, Class PD,
                6.250% due 12/25/2013          3,273,585
   2,000,000  Series 1993-83, Class VE,
                6.600% due 12/25/2005          1,935,399
   1,500,000  Series 1994-37, Class N,
                6.500% due 03/25/2024          1,432,607
   1,500,000  Series 1994-44, Class H,
                6.500% due 08/25/2022          1,456,395
   1,600,000  Series 1994-60, Class PJ,
                7.000% due 04/25/2024          1,519,222
   7,634,900  Series 1996-28, Class PJ,
                6.500% due 12/25/2024          7,089,447
   5,150,000  Series 1996-70, Class PJ,
                6.500% due 02/25/2026          4,742,116
   6,250,000  Series 1999-17, Class PC,
                6.000% due 12/25/2022          5,949,187
                                            ------------
                                              76,019,597
                                            ------------
     Government National Mortgage Association (GNMA) -- 7.9%
              GNMA:
   1,389,437  Pool #780840,
                8.500% due 07/20/2028          1,414,385
  10,100,000  Series 1996-11, Class PD,
                7.000% due 06/20/2025          9,872,592
   6,000,000  Series 1996-9, Class PD,
                7.000% due 01/20/2025          5,858,470
   5,200,000  Series 1999-13, Class PC,
                6.000% due 03/20/2028          4,689,304
                                            ------------
                                              21,834,751
                                            ------------
     Small Business Administration (SBA) -- 0.1%
     286,770  SBA, Pool # 503548,
                5.875% due 11/25/2021+++         283,544
                                            ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $247,723,343)                        239,155,618
                                            ------------
U.S. TREASURY OBLIGATIONS -- 7.6%
     U.S. Treasury Bonds -- 7.6%
              U.S. Treasury Bonds:
   2,500,000  10.375% due 11/15/2012           3,038,986
   2,000,000  7.500% due 11/15/2016            2,139,809
   4,000,000  8.125% due 08/15/2019            4,557,013
  10,000,000  8.000% due 11/15/2021           11,348,136
                                            ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $22,896,633)                          21,083,944
                                            ------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $2,750,000)
$2,750,000    Agreement with State Street Bank and Trust Company, 3.300%
                dated 12/31/1999, to be repurchased at $2,750,756 on 01/03/2000, collateralized by $2,750,000 U.S. Treasury Note, 6.250% maturing 02/28/2002
                (value $2,805,000)             2,750,000
                                            ------------
OTHER INVESTMENTS**
   (Cost $24,088,025)             8.7%      $ 24,088,025
                                -----       ------------
TOTAL INVESTMENTS
   (Cost $302,217,225*)         105.4%       291,883,201
OTHER ASSETS AND
   LIABILITIES (Net)             (5.4)       (14,956,167)
                                -----       ------------
NET ASSETS                      100.0%      $276,927,034
                                =====       ============

-------------------
  *  Aggregate cost for Federal tax purposes.

 ** As of December 31, 1999, the market value of the securities on loan is $23,720,736. Collateral received for securities loaned of $24,088,025 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.

+++ Variable rate security. The interest rate shown reflects the rate currently in effect.

           See Notes to Financial Statements.




Munder Michigan Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.3%
     Michigan -- 96.3%
 $ 1,000,000  Auburn Hills, Michigan, Building Authority, Refunding,
                 (AMBAC Insured),
                 5.000% due 11/01/2017                                          AAA          Aaa            $  879,140
   1,000,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2008                                          AA+          Aa2             1,116,530
     625,000  Cadillac, Michigan, Area Public Schools, Pre-refunded,
                 5.375% due 05/01/2012                                          AAA          Aaa               638,544
   1,000,000  Central Michigan University Revenue, (FGIC Insured),
                 5.500% due 10/01/2026                                          AAA          Aaa             1,031,430
     515,000  Clinton Township, Michigan Building Authority, Refunding,
                 (AMBAC Insured),
                 4.750% due 11/01/2012                                          AAA          NR                474,650
     600,000  Clintondale Community Schools, Michigan, GO,
                 5.250% due 05/01/2015                                          AA+          Aa2               566,580
              De Witt, Michigan, Public Schools, GO:
     750,000     4.700% due 05/01/2012                                          AAA          Aaa               694,552
   1,055,000     AMBAC Insured, Q-SBLF,
                 5.500% due 05/01/2011                                          AAA          Aaa             1,084,329
     700,000  Dearborn School District, Michigan, GO, (MBIA Insured),
                 5.000% due 05/01/2014                                          AAA          Aaa               645,729
              Detroit, Michigan, Water Supply Systems, Revenue:
     500,000     Series A,
                 5.000% due 07/01/2027                                          AAA          Aaa               418,360
     375,000     Series A,
                 5.750% due 07/01/2011                                          AAA          Aaa               385,980
   1,000,000  Dexter Community Schools, Michigan, GO,
                 5.100% due 05/01/2018                                          AAA          Aaa               907,710
   1,000,000  Eastern Michigan University Revenue, GO, (FGIC Insured),
                 5.500% due 06/01/2017                                          AAA          Aaa               966,090
     500,000  Farmington Hills, Michigan, Hospital Revenue,
                 Botsford General Hospital, Series A, Pre-refunded,
                 6.500% due 02/15/2022                                          AAA          Aaa               527,750
   1,000,000  Ferris State University, Michigan, Revenue Refunding,
                 (MBIA Insured),
                 5.250% due 10/01/2015                                          AAA          Aaa               955,310
     750,000  Fowlerville, Michigan, Community School District, Refunding,
                 (FSA Insured),
                 4.500% due 05/01/2015                                          AAA          Aaa               640,665
              Grand Rapids, Michigan:
     500,000     Building Authority,
                 4.550% due 04/01/2010                                          AA-          Aa3               463,265
     705,000     Building Authority,
                 5.000% due 04/01/2016                                          AA-          Aa3               643,165
   1,000,000     Community College Refunding, GO, (MBIA Insured),
                 5.375% due 05/01/2019                                          AAA          Aaa               928,810
   1,000,000  Grand Traverse County, Michigan Hospital,
                 Munson Healthcare, Series A, Pre-refunded,
                 6.250% due 07/01/2022                                          AAA          Aaa             1,055,750
     635,000  Grand Valley, Michigan State University Revenue,
                 5.500% due 02/01/2018                                          AAA          NR                610,953
     500,000  Hesperia, Michigan Community Schools,
                 5.625% due 05/01/2017                                          AAA          Aaa               520,165
   1,100,000  Ingham County Michigan, Refunding, (FSA Insured),
                 5.125% due 11/01/2012                                          AAA          Aaa             1,049,246
     610,000  Kalamazoo, Michigan, Building Authority,
                 5.250% due 10/01/2017                                          AAA          Aaa               565,299
   1,000,000  Kalamazoo, Michigan, City School District, GO, (FGIC Insured),
                 5.700% due 05/01/2016                                          AAA          Aaa             1,046,440
     760,000  Kent County, Michigan, Airport Facility Revenue,
                 4.750% due 01/01/2016                                          AAA          Aa1               658,707
     515,000  Lansing, Michigan, Water Supply, Steam & Electric
                 Utility System, Series A,
                 5.500% due 07/01/2009                                          AA           Aa3               523,492
              Lincoln, Michigan, Consolidate School District:
     650,000     7.000% due 05/01/2005                                          AA+          Aa1               713,037
     500,000     FSA Insured,
                 5.000% due 05/01/2018                                          AAA          Aaa               439,655
   1,000,000  Lincoln, Michigan, School District, Refunding,
                 5.000% due 05/01/2011                                          AAA          Aaa               963,480
     550,000  Michigan Municipal Bond Authority Revenue,
                 Local Government Loan (AMBAC Insured),
                 4.550% due 05/01/2008                                          AAA          NR                523,584
   1,100,000  Michigan Public Power Agency Revenue, (Belle River Project),
                 Series A,
                 5.250% due 01/01/2018                                          AA-          A1                999,581
              Michigan State Building Authority Revenue:
   1,000,000     Facilities Project, Series 1,
                 5.000% due 10/15/2014                                          AA           Aa2               919,980
   1,000,000     Refunding Facilities Program, Series 1,
                 4.750% due 10/15/2021                                          AA           Aa2               825,620
   1,000,000  Michigan State Comprehensive Transportation Revenue
                 Series A, (MBIA Insured),
                 5.250% due 08/01/2012                                          AAA          Aaa               980,670
   1,200,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             1,289,232
              Michigan State Hospital Finance Authority Revenue:
   1,000,000     Genesys Health System, Series A,
                 7.500% due 10/01/2027                                          AAA          Baa2            1,129,130
     500,000     Hackley Hospital, Series A,
                 4.800% due 05/01/2005                                          NR           A3                482,485
   1,000,000     Mercy Health Services, Series S,
                 5.500% due 08/15/2020                                          AA-          Aa3               897,490
     715,000     Saint John Hospital & Medical Center, Series A,
                 6.000% due 05/15/2010                                          AAA          Aaa               757,378
              Michigan State Housing Development Authority:
   1,000,000     Series A, (AMBAC Insured),
                 6.450% due 12/01/2014                                          AA+          NR              1,018,410
     500,000     Series A, AMT, (AMBAC Insured),
                 6.050% due 12/01/2027                                          AAA          Aaa               486,875
   1,000,000  Michigan State Housing Development Rental Revenue,
                 Series C, AMT,
                 5.050% due 10/01/2015                                          AAA          Aaa               908,160
     750,000  Michigan State Housing Single Family Mortgage, Series B, AMT,
                 5.200% due 12/01/2018                                          AAA          Aaa               676,073
   1,000,000  Michigan State Trunk Line, Series A,
                 5.250% due 11/01/2011                                          AA-          Aa3               987,410
   1,000,000  Michigan State Trunk Line Highway Revenue, Pre-refunding,
                 Series A, (FGIC Insured),
                 5.500% due 11/01/2016                                          AAA          Aaa             1,037,430
     500,000  Montrose, Michigan, School District, GO,
                 (MBIA Insured, Q-SBLF),
                 6.200% due 05/01/2017                                          AAA          Aaa               521,555
     500,000  Oakland Community College, Michigan, Refunding and
                 Improvement, GO, (MBIA Insured),
                 5.250% due 05/01/2018                                          AAA          Aaa               454,880
              Oakland County Michigan:
     700,000     Detroit Country Day School Project,
                 4.950% due 10/01/2018                                          NR           Aaa               595,973
     700,000     Economic Development Obligation Revenue,
                 Cranbrook Educational Community, Series B, Refunding,
                 6.375% due 11/01/2014                                          NR           Aaa               745,661
   1,000,000  Plainwell, Michigan Community School District, Refunding,
                 (FSA Insured),
                 5.000% due 05/01/2018                                          AAA          Aaa               877,300
     500,000  Redford, Michigan Union School District,
                 (AMBAC Insured, Q-SBLF),
                 5.500% due 05/01/2014                                          AAA          Aaa               493,965
   1,500,000  Redford, Michigan Union School District, Refunding,
                 5.000% due 05/01/2022                                          AAA          Aaa             1,299,885
   1,000,000  Redford, Michigan, Unified School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.750% due 05/01/2011                                          AAA          Aaa             1,049,130
     750,000  Rochester Community School District, Michigan, GO,
                 (MBIA Insured),
                 5.000% due 05/01/2019                                          AAA          Aaa               658,425
     750,000  Rockford Michigan Public Schools, (FGIC Insured),
                 6.500% due 05/01/2009                                          AAA          Aaa               819,142
   1,000,000  Saint Johns, Michigan, Public Schools District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.625% due 05/01/2020                                          AAA          Aaa             1,041,730
   1,000,000  South Lake, Michigan, Public Schools System, (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa               932,680
   1,000,000  South Redford, Michigan, School District, GO,
                 (FGIC Insured, Q-SBLF),
                 5.350% due 05/01/2010                                          AAA          Aaa             1,018,710
     750,000  Three Rivers, Michigan, Community Schools, Pre-refunded,
                 5.600% due 05/01/2010                                          AAA          Aaa               780,810
   1,000,000  Wayne State University, Michigan, University Revenues,
                 (AMBAC Insured),
                 5.500% due 11/15/2018                                          AAA          Aaa             1,035,530
   1,000,000  Williamston, Michigan, Community School District,
                 (MBIA Insured),
                 5.500% due 05/01/2025                                          AAA          Aaa               937,680
     500,000  Willow Run, Michigan, Community Schools, GO,
                 (AMBAC Insured, Q-SBLF),
                 5.000% due 05/01/2016                                          AAA          Aaa               448,230
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $52,266,007)                                                                                        49,745,607
                                                                                                          ------------
SHORT-TERM INVESTMENTS-- 3.5%
  (Cost $1,797,675)
   1,797,675  Valiant Fund Tax Exempt Money Market                                                           1,797,675
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $54,063,682*)                                                 99.8%                 51,543,282
OTHER ASSETS AND LIABILITIES (Net)                                                     0.2                      77,928
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 51,621,210
                                                                                     =====                ============

-------------
*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA    -- Financial Security Assurance
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.




Munder Tax-Free Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.6%
     Arizona -- 1.8%
 $ 1,600,000  Phoenix, Arizona Water Systems Revenue, ETM,
                 8.000% due 06/01/2003                                          AAA          Aaa          $  1,766,928
   1,000,000  Tempe, Arizona, High School District Number 213,
                 (FGIC Insured),
                 4.500% due 07/01/2010                                          AAA          Aaa               934,240
                                                                                                          ------------
                                                                                                             2,701,168
                                                                                                          ------------
     California -- 2.7%
   2,905,000  Perris, California Community Facilities Revenue, ETM,
                 8.750% due 10/01/2021                                          NR           Aaa             3,898,946
                                                                                                          ------------
     Colorado -- 1.0%
   1,350,000  Colorado Health Facilities, Hospital Revenue Bonds,
                 Series A, Pre-refunded,
                 6.875% due 02/15/2023                                          NR           Aaa             1,456,528
                                                                                                          ------------
     District of Columbia -- 1.4%
   2,500,000  District of Columbia, Washington, Revenue,
                 Smithsonian Institution,
                 5.000% due 02/01/2028                                          AAA          Aaa             2,105,875
                                                                                                          ------------
     Florida -- 12.0%
   2,000,000  Dade County, Florida, GO, (FGIC Insured),
                 12.000% due 10/01/2001                                         AAA          Aaa             2,244,300
   2,000,000  Florida State, Board of Education, Administrative
                 Capital Revenue,
                 8.400% due 06/01/2007                                           AA          Aa2             2,411,160
   3,000,000  Gainesville, Florida, Utility Systems Revenue, Series A,
                 6.500% due 10/01/2012                                          AA           Aa3             3,323,400
   2,500,000  Orlando, Florida, Utilities Commission, Water and Electric
                 Revenue Refunding, Series D,
                 6.750% due 10/01/2017                                          AA-          Aa2             2,743,200
   3,050,000  Palm Beach County, Florida, GO,
                 6.750% due 07/01/2011                                          AA           Aa1             3,420,300
   3,000,000  Port Everglades, Florida, Port Authority Revenue, ETM,
                 7.125% due 11/01/2016                                          AAA          Aaa             3,422,820
                                                                                                          ------------
                                                                                                            17,565,180
                                                                                                          ------------
     Georgia -- 6.6%
   2,000,000  Atlanta, Georgia, Water & Sewer Revenue, (FGIC Insured),
                 5.250% due 01/01/2027                                          AAA          Aaa             2,038,600
              Georgia State, GO:
   2,500,000     7.400% due 08/01/2007                                          AAA          Aaa             2,876,225
   2,000,000     Series B,
                 6.250% due 03/01/2011                                          AAA          Aaa             2,169,860
   2,500,000  Metro Atlanta Rapid Transit Authority, Series K,
                 6.250% due 07/01/2018                                          AA-          A1              2,551,100
                                                                                                          ------------
                                                                                                             9,635,785
                                                                                                          ------------
     Hawaii-- 1.6%
   2,000,000  Honolulu, Hawaii, GO,
                 7.350% due 07/01/2008                                          AA-          Aa3             2,285,160
                                                                                                          ------------
     Illinois -- 6.4%
   1,000,000  Addison, Illinois, Single-family Mortgage Revenue, ETM,
                 7.500% due 04/01/2011                                          AAA          NR              1,118,230
   2,500,000  Chicago, Illinois, Wastewater Transmission Revenue,
                 (FGIC Insured),
                 5.375% due 01/01/2013                                          AAA          Aaa             2,447,675
   2,500,000  Du Page County, Illinois, Stormwater Project,
                 5.600% due 01/01/2021                                          AAA          Aaa             2,364,725
   2,500,000  Illinois State, Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2009                                          AAA          Aa2             2,491,275
   1,000,000  Regional Transport Authority, Illinois, (FGIC Insured),
                 6.000% due 06/01/2015                                          AAA          Aaa             1,028,140
                                                                                                          ------------
                                                                                                             9,450,045
                                                                                                          ------------
     Indiana -- 3.5%
   3,000,000  Indiana State Office Building Capital Revenue, (MBIA Insured),
                 7.400% due 07/01/2015                                          AAA          Aaa             3,489,180
   1,525,000  Indiana Transportation Finance Airport Lease, Refunding
                 Series A, (AMBAC Insured),
                 6.000% due 11/01/2010                                          AAA          Aaa             1,616,485
                                                                                                          ------------
                                                                                                             5,105,665
                                                                                                          ------------
     Louisiana -- 0.7%
   1,100,000  Shreveport, Louisiana, Refunding,
                 5.000% due 02/01/2013                                          AAA          Aaa             1,032,152
                                                                                                          ------------
     Maryland -- 1.4%
   2,000,000  Baltimore, Maryland, Series A, (FGIC Insured),
                 5.900% due 07/01/2010                                          AAA          Aaa             2,106,260
                                                                                                          ------------
     Massachusetts -- 5.2%
   3,500,000  Massachusetts Bay Transport Authority, General Transportation
                 Systems, Series A, (MBIA Insured),
                 5.500% due 03/01/2011                                          AAA          Aaa             3,553,760
   1,150,000  Massachusetts State, Series C,
                 5.250% due 08/01/2010                                          AA-          Aa3             1,147,585
   1,000,000  Massachusetts State Port Authority Revenue, Refunding Series A,
                 5.750% due 07/01/2012                                          AA-          Aa3             1,022,930
   2,000,000  Massachusetts State, Grant Anticipation Notes, Series A,
                 5.250% due 12/15/2012                                          NR           Aa3             1,946,140
                                                                                                          ------------
                                                                                                             7,670,415
                                                                                                          ------------
     Michigan -- 16.0%
   1,500,000  Birmingham, Michigan City School District,
                 5.000% due 11/01/2018                                          AA+          Aa2             1,310,235
   1,500,000  Detroit, Michigan, City School District, GO, Series C,
                 (FGIC Insured),
                 5.250% due 05/01/2011                                          AAA          Aaa             1,476,630
   2,000,000  Grand Valley, Michigan State University Revenue,
                 (FGIC Insured),
                 5.500% due 02/01/2018                                          AAA          NR              1,924,260
   1,625,000  Jenison, Michigan, Public Schools, Pre-refunded,
                 5.250% due 05/01/2015                                          AAA          Aaa             1,531,335
   2,120,000  Kent County, Michigan, Building Authority, GO,
                 4.875% due 06/01/2012                                          AAA          Aa1             1,990,150
   5,000,000  Michigan State Enviromental Protection Program, GO,
                 6.250% due 11/01/2012                                          AA+          Aa1             5,371,800
              Michigan State, Hospital Finance Authority Revenue:
   2,250,000     Henry Ford Health System, (AMBAC Insured),
                 6.000% due 09/01/2011                                          AAA          Aaa             2,354,715
   1,000,000     McLaren Health Care Corporation Series A,
                 5.250% due 06/01/2009                                          NR           A1                966,990
   1,000,000     Saint John Hospital & Medical Center Series A,
                 (AMBAC Insured),
                 6.000% due 05/15/2010                                          AAA          Aaa             1,059,270
   1,000,000  Michigan State, Housing Development Rental Revenue,
                 AMT, Series C,
                 5.050% due 10/01/2015                                          AAA          Aaa               908,160
   2,500,000  Rochester Community School District, Michigan, GO,
                 Pre-refunded, (Q-SBLF),
                 5.000% due 05/01/2019                                          AAA          Aaa             2,194,750
   1,500,000  South Lake, Michigan, Public Schools System, (FGIC Insured),
                 5.125% due 05/01/2014                                          AAA          Aaa             1,399,020
   1,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             1,056,000
                                                                                                          ------------
                                                                                                            23,543,315
                                                                                                          ------------
     Minnesota -- 1.6%
   2,500,000  University of Minnesota, Series A,
                 5.500% due 07/01/2021                                          AA           Aa2             2,399,450
                                                                                                          ------------
     Missouri -- 0.7%
   1,000,000  St. Louis County, Missouri,
                 5.250% due 02/01/2008                                          AAA          Aaa             1,015,150
                                                                                                          ------------
     Nevada -- 2.5%
              Nevada State:
   1,000,000     Refunding,
                 6.000% due 05/15/2010                                          AA           Aa2             1,053,930
   2,500,000     Refunding Series A1,
                 6.000% due 05/15/2009                                          AA           Aa2             2,637,750
                                                                                                          ------------
                                                                                                             3,691,680
                                                                                                          ------------
     New Mexico -- 0.7%
   1,000,000  Bernalillo County, New Mexico, Gross Receipts,
                 5.750% due 10/01/2017                                          AA           Aa3               976,200
                                                                                                          ------------
     North Carolina -- 1.7%
   2,500,000  North Carolina, Municipal Power Agency, Catawba Electric
                 Revenue, (AMBAC Insured), ETM,
                 5.500% due 01/01/2013                                          AAA          Aaa             2,519,975
                                                                                                          ------------
     Ohio -- 4.9%
   1,000,000  Cleveland, Ohio, GO, (MBIA Insured),
                 4.400% due 10/01/2011                                          AAA          Aaa               910,940
   1,350,000  Cleveland, Ohio, Waterworks Revenue, (MBIA Insured),
                 5.500% due 01/01/2021                                          AAA          Aaa             1,280,677
   2,500,000  Columbus, Ohio, Series 2,
                 5.000% due 06/15/2015                                          AAA          Aaa             2,292,175
   2,000,000  Ohio State, GO,
                 6.650% due 09/01/2009                                          AA+          Aa1             2,166,400
     585,000  University Cincinnati, Ohio, General Receipts, Series AA,
                 5.500% due 06/01/2012                                          AA           Aa3               579,051
                                                                                                          ------------
                                                                                                             7,229,243
                                                                                                          ------------
     Oklahoma -- 0.8%
   1,000,000  Blackwell, Oklahoma, Hospital and Trust Authority,
                 First Mortgage Revenue, (Blackwell Regional Hospital), ETM,
                 8.350% due 05/01/2009                                          AAA          NR              1,160,670
                                                                                                          ------------
     Oregon -- 0.6%
   1,025,000  Tualatin Hills, Oregon, Park and Recreational District, GO,
                 (FGIC Insured),
                 4.600% due 03/01/2011                                          AAA          Aaa               949,919
                                                                                                          ------------
     Pennsylvania -- 2.0%
   1,000,000  Pennsylvania Intergovernmental Cooperative,
                 Philadelphia Funding Program, Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             1,087,930
   2,000,000  Pennsylvania State, GO,
                 5.000% due 10/15/2015                                          AA           Aa3             1,819,880
                                                                                                          ------------
                                                                                                             2,907,810
                                                                                                          ------------
     Rhode Island -- 0.7%
   1,000,000  Rhode Island Depositors Economic Protection, ETM,
                 5.800% due 08/01/2012                                          AAA          Aaa             1,040,440
                                                                                                          ------------
     South Carolina -- 1.5%
   2,215,000  South Carolina, State Highway, Series B,
                 5.650% due 07/01/2021                                          AAA          Aaa             2,182,395
                                                                                                          ------------
     Tennessee -- 1.6%
   1,475,000  Johnson City, Tennessee, Water & Sewer, (FGIC Insured),
                 4.750% due 06/01/2013                                          AAA          Aaa             1,353,357
   1,000,000  Williamson County, Tennessee, Refunding, GO,
                 5.500% due 09/01/2014                                          NR           Aa1               990,730
                                                                                                          ------------
                                                                                                             2,344,087
                                                                                                          ------------
     Texas -- 10.0%
   1,000,000  Harris County, Texas, Toll Road Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa1             1,070,670
   4,000,000  Houston, Texas, Airport Systems Revenue, ETM,
                 9.500% due 07/01/2010                                          AAA          Aaa             4,977,160
   2,750,000  Houston, Texas, Water & Sewer Systems Revenue, Series A,
                 Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,932,710
              San Antonio, Texas, Electric & Gas Revenue:
     995,000     Series A,
                 5.000% due 02/01/2012                                          AA           Aa1               946,872
       5,000     Series A, ETM,
                 5.000% due 02/01/2012                                          AA           Aa1                 4,820
   2,000,000  Spring, Texas, Independent School District Authority, GO,
                 (PSFG),
                 6.875% due 08/15/2009                                          AAA          Aaa             2,218,720
   2,000,000  Texas State, Refunding Water Financial Assistance, Series C,
                 5.000% due 08/01/2018                                          AA           Aa1             1,756,920
   1,000,000  University Texas Permanent University Fund,
                 4.750% due 07/01/2018                                          AAA          Aaa               850,300
                                                                                                          ------------
                                                                                                            14,758,172
                                                                                                          ------------
     Utah -- 1.4%
   2,000,000  Utah State, Building Ownership Authority,
                 5.500% due 05/15/2009                                          AAA          Aaa             2,029,520
                                                                                                          ------------
     Virginia -- 1.5%
   2,500,000  Richmond, Virginia, Series B,
                 5.000% due 01/15/2021                                          AAA          Aaa             2,181,475
                                                                                                          ------------
     Washington -- 2.7%
   1,815,000  Douglas County, Washington, Public Utility District No.1, GO,
                 (Wells Hydroelectric Project), Pre-refunded,
                 8.750% due 09/01/2018                                          AA-          Aaa             2,278,097
   1,000,000  King County, Washington, Series B, (MBIA Insured),
                 4.750% due 01/01/2020                                          AAA          Aaa               814,110
   1,000,000  Vancouver, Washington, Water & Sewer Revenue,
                 (MBIA Insured),
                 4.250% due 06/01/2009                                          AAA          Aaa               919,630
                                                                                                          ------------
                                                                                                             4,011,837
                                                                                                          ------------
     Wisconsin -- 1.4%
              Wisconsin State, Transportation Revenue:
   1,000,000     Series A,
                 5.500% due 07/01/2011                                          AA-          A1              1,011,490
   1,000,000     Series A,
                 5.500% due 07/01/2012                                          AA-          A1              1,005,030
                                                                                                          ------------
                                                                                                             2,016,520
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $146,264,696)                                                                                      141,971,037
                                                                                                          ------------

Shares
---------
SHORT-TERM INVESTMENTS-- 1.8%
  (Cost $2,624,430)
   2,624,430  Valiant Fund Tax Exempt Money Market                                                           2,624,430
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $148,889,126*)                                                98.4%                144,595,467
OTHER ASSETS AND LIABILITIES (Net)                                                     1.6                   2,402,271
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $146,997,738
                                                                                     =====                ============

-----------
*Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO     -- Government Obligation Bonds
MBIA   -- Municipal Bond Investors Assurance
PSFG   -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                      See Notes to Financial Statements.




Munder Tax-Free Short-Intermediate Bond Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                     Rating
Principal                                                                       -----------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.1%
     Alabama -- 2.0%
 $ 3,500,000  Alabama State Public School and College Authority Revenue,
                 Series A,
                 5.750% due 08/01/2003                                          AA           Aa3          $  3,629,885
   1,000,000  Huntsville, Alabama Health Care, Series B, Pre-refunded,
                 6.625% due 06/01/2023                                          AAA          Aaa             1,088,280
                                                                                                          ------------
                                                                                                             4,718,165
                                                                                                          ------------
     Arizona -- 4.4%
   2,500,000  Maricopa County, Arizona, School District 48, Series D,
                 6.250% due 07/01/2008                                          AA           Aa2             2,691,175
              Phoenix, Arizona:
   3,000,000     Pre-refunded, GO,
                 7.500% due 07/01/2004                                          AA+          Aa1             3,323,670
   1,840,000     Pre-refunded, GO, Series A,
                 5.500% due 07/01/2015                                          AA+          Aa1             1,909,368
   2,500,000     Tempe, Arizona, High School District, GO,
                 6.250% due 07/01/2004                                          AAA          Aaa             2,651,000
                                                                                                          ------------
                                                                                                            10,575,213
                                                                                                          ------------
     California -- 3.8%
   3,000,000  Los Angeles County, California, Metropolitan Transportation
                 Authority, Sales Tax Revenue, Series B, (AMBAC Insured),
                 8.000% due 07/01/2003                                          AAA          Aaa             3,317,160
   5,070,000  Sacramento County, California, Sanitation District Financing
                 Authority Revenue,
                 9.000% due 12/01/2002                                          AA           Aa3             5,672,823
                                                                                                          ------------
                                                                                                             8,989,983
                                                                                                          ------------
     Delaware -- 1.1%
   2,500,000  Delaware State, GO, Series A,
                 5.000% due 01/01/2007                                          AA+          Aa1             2,495,400
                                                                                                          ------------
     Florida -- 3.4%
   4,000,000  Dade County, Florida, School District, (MBIA Insured),
                 6.000% due 07/15/2005                                          AAA          Aaa             4,219,600
   3,650,000  Jacksonville, Florida, Electric Authority Revenue,
                 St. John's River
                 Power Park System, Series 10,
                 6.500% due 10/01/2003                                          AA           Aa2             3,884,111
                                                                                                          ------------
                                                                                                             8,103,711
                                                                                                          ------------
     Georgia -- 0.9%
   1,975,000  Georgia State, Series C,
                 7.250% due 07/01/2006                                          AAA          Aaa             2,223,179
                                                                                                          ------------
     Hawaii -- 1.3%
   3,000,000  Hawaii State, GO, Series BZ,
                 6.250% due 10/01/2002                                          A+           A1              3,121,830
                                                                                                          ------------
     Illinois -- 9.4%
   4,500,000  Chicago, Illinois, Metropolitan Water District,
                 Capital Improvement,
                 6.700% due 01/01/2003                                          AA           Aa1             4,734,135
   6,000,000  Illinois Educational Facilities Authority Revenues,
                 Mandatory Put 11/01/2007,
                 4.850% due 11/01/2032                                          AA+          Aa1             5,934,420
   2,000,000  Illinois Health Facilities Authority Revenue, Pre-refunded,
                 5.500% due 05/15/2023                                          AAA          Aaa             2,080,120
   4,000,000  Illinois State Sales Tax Revenue, Series Y,
                 5.250% due 06/15/2007                                          AAA          Aa2             4,041,520
   4,525,000  Lake County, Illinois, Adalai E. Stevenson School District,
                 No. 125, 5.500% due 01/01/2003                                 NR           Aa1             4,612,423
   1,000,000  Waukegan, Illinois, Series A, Pre-refunded,
                 6.750% due 11/15/2013                                          AAA          Aaa             1,098,540
                                                                                                          ------------
                                                                                                            22,501,158
                                                                                                          ------------
     Indiana -- 2.6%
   1,900,000  IPS School Building Corporation, First Mortgage,
                 6.050% due 01/15/2014                                          AAA          NR              2,023,044
   4,000,000  Kokomo, Indiana, Hospital Authority Revenue,
                 Saint Joseph's Hospital, Pre-refunded,
                 6.350% due 08/15/2013                                          AAA          Aaa             4,273,200
                                                                                                          ------------
                                                                                                             6,296,244
                                                                                                          ------------
     Maryland -- 4.5%
              Maryland State:
   3,000,000     5.250% due 06/15/2006                                          AAA          Aaa             3,060,240
   2,275,000     State & Local Facilities Series 3, GO,
                 5.000% due 10/15/2005                                          AAA          Aaa             2,295,862
   5,000,000  Prince George's County, Maryland, Consolidated Public
                 Improvement, GO, (MBIA Insured),
                 6.250% due 01/01/2005                                          AAA          Aaa             5,309,700
                                                                                                          ------------
                                                                                                            10,665,802
                                                                                                          ------------
     Massachusetts -- 0.9%
   2,000,000  Massachusetts Water Resource Authority Revenue,
                 Series A, Pre-refunded,
                 6.750% due 07/15/2012                                          AAA          Aaa             2,138,620
                                                                                                          ------------
     Michigan -- 27.6%
   1,415,000  Birmingham, Michigan, City School District,
                 7.000% due 11/01/2007                                          AA+          Aa2             1,582,791
   2,500,000  Caledonia, Michigan, Community Schools, (AMBAC Insured),
                 Pre-refunded,
                 6.700% due 05/01/2022                                          AAA          Aaa             2,658,025
   1,000,000  Clarkston, Michigan, Community Schools, Pre-refunded,
                 5.750% due 05/01/2016                                          AAA          Aaa             1,047,530
   1,410,000  Detroit, Michigan, Sewage Disposal Revenue, Series A,
                 (FGIC Insured), Pre-refunded,
                 5.700% due 07/01/2013                                          AAA          NR              1,477,934
   2,000,000  Detroit, Michigan, Water Supply Systems Revenue,
                 Senior Lien, Series A,
                 5.250% due 07/01/2006                                          AAA          Aaa             2,022,700
   2,000,000  Farmington Hills, Michigan, Hospital Authority Revenue,
                 Botsford General Hospital, Series A, (MBIA Insured),
                 6.500% due 02/15/2022                                          AAA          Aaa             2,111,000
   2,350,000  Gaylord, Michigan, Community Schools, GO, Pre-refunded,
                 6.600% due 05/01/2021                                          AA           Aa2             2,490,741
   3,075,000  Goodrich, Michigan, Area School District, Pre-refunded,
                 5.875% due 05/01/2024                                          AAA          Aaa             3,262,729
   1,000,000  Lake Orion, Michigan, Community School District,
                 Pre-refunded,
                 7.000% due 05/01/2020                                          AAA          Aaa             1,105,470
   2,000,000  Livonia, Michigan, Public Schools, (FGIC Insured),
                 Series II, Pre-refunded,
                 6.300% due 05/01/2022                                          AAA          Aaa             2,109,000
              Michigan State, Building Authority Revenue, Series I:
   2,500,000     6.500% due 10/01/2004                                          AA           Aa2             2,679,250
   2,500,000     AMBAC Insured,
                 6.000% due 10/01/2006                                          AAA          Aaa             2,635,275
   2,500,000     AMBAC Insured,
                 6.250% due 10/01/2003                                          AAA          Aaa             2,629,475
              Michigan State, Hospital Finance Authority Revenue:
   1,000,000  McLaren Health Care Corporation, Series A,
                 5.250% due 06/01/2008                                          NR           A1                972,870
   1,900,000  Oakwood Hospital Obligated Group, (FGIC Insured),
                 Pre-refunded,
                 7.000% due 07/01/2010                                          AAA          Aaa             1,964,106
     850,000  Oakwood Hospital Obligated Group, Pre-refunded,
                 7.100% due 07/01/2018                                          AAA          Aaa               879,087
   1,450,000  Michigan State, Housing Development Authority,
                 Rental Housing Revenue, Series A, AMT,
                 5.000% due 10/01/2003                                          AAA          Aaa             1,454,350
   1,095,000  Michigan State, Housing Single Family Mortgage,
                 Series A, AMT,
                 5.300% due 12/01/2006                                          AAA          Aaa             1,099,752
   2,000,000  Michigan State, Municipal Bond Authority Revenue,
                 Local Government Loan,
                 3.750% due 11/01/2002                                          A            NR              1,948,680
              Michigan State, Trunk Line Highway Revenue:
   2,500,000     Series A,
                 5.500% due 11/15/2009                                          AA-          Aa3             2,615,725
   3,000,000     Series A,
                 5.625% due 10/01/2003                                          AA-          Aa3             3,085,620
   3,500,000  Michigan State, Underground Storage Tank Financial
                 Assurance Authority, Series I, (AMBAC Insured),
                 6.000% due 05/01/2006                                          AAA          Aaa             3,679,200
   2,000,000  Oakland County, Michigan, Economic Development
                 Obligation, Cranbrook Educational Community, Series B,
                 6.375% due 11/01/2014                                          NR           Aaa             2,130,460
   2,000,000  Redford, Michigan, Union School District, Pre-refunded,
                 5.950% due 05/01/2015                                          AAA          Aaa             2,119,720
              Rochester Community School District, Michigan, GO:
   2,000,000     6.000% due 05/01/2002                                          AA+          Aa2             2,060,400
   2,000,000     Pre-refunded,
                 6.500% due 05/01/2011                                          AA+          NR              2,079,500
   3,000,000  University of Michigan, Hospital Revenue, Series A,
                 7.500% due 12/01/2001                                          AA           Aa2             3,155,700
   1,510,000  Wayne County, Michigan Transportation Fund Series A,
                 5.000% due 10/01/2007                                          AA-          Aa3             1,503,205
   5,000,000  Wayne State University, Michigan, University Revenues,
                 (AMBAC Insured),
                 5.500% due 11/15/2018                                          AAA          Aaa             5,177,650
   2,000,000  Western Michigan University Revenues, Pre-refunded,
                 6.125% due 11/15/2022                                          AAA          Aaa             2,112,000
                                                                                                          ------------
                                                                                                            65,849,945
                                                                                                          ------------
     Minnesota -- 0.4%
   1,000,000  Minnesota State, GO, Pre-refunded,
                 6.250% due 08/01/2011                                          AAA          Aaa             1,039,060
                                                                                                          ------------
     Missouri -- 1.6%
   3,500,000  Missouri State Regional Convention and Sport, Series A,
                 Pre-refunded,
                 6.900% due 08/15/2021                                          AAA          Aaa             3,738,420
                                                                                                          ------------
     Nebraska -- 1.3%
   2,950,000  Nebraska, Public Power District Revenue, Pre-refunded,
                 6.125% due 01/01/2015                                          AAA          Aaa             3,115,583
                                                                                                          ------------
     New Jersey -- 1.6%
   3,500,000  New Jersey State,
                 6.500% due 07/15/2005                                          AA+          Aa1             3,774,400
                                                                                                          ------------
     New York -- 2.5%
   3,600,000  Municipal Assistance Corporation, City of New York, Series G,
                 5.000% due 07/01/2003                                          AA           Aa2             3,634,344
   2,500,000  New York State Thruway Authority, Highway & Bridge
                 Transportation Fund, Series B, (FGIC Insured),
                 4.000% due 04/01/2004                                          AAA          Aaa             2,424,575
                                                                                                          ------------
                                                                                                             6,058,919
                                                                                                          ------------
     Ohio -- 1.8%
   1,500,000  Cleveland Ohio, Waterworks Revenue, Series I,
                 5.000% due 01/01/2008                                          AAA          Aaa             1,490,310
   2,500,000  Warren Ohio Hospital Revenue, Warren General Hospital Project,
                 Series B, Pre-refunded,
                 7.300% due 11/15/2014                                          AAA          NR              2,766,800
                                                                                                          ------------
                                                                                                             4,257,110
                                                                                                          ------------
     Oklahoma -- 1.5%
   3,250,000  Tulsa Oklahoma Industrial Authority Hospital Revenue,
                 Tulsa Regional Medical Center, Pre-refunded,
                 7.200% due 06/01/2017                                          AAA          NR              3,556,085
                                                                                                          ------------
     Oregon -- 0.9%
   2,000,000  Washington County Or Unified Sewer Agency,
                 Agency Sewer Revenue, Pre-refunded,
                 6.125% due 10/01/2012                                          AAA          Aaa             2,111,820
                                                                                                          ------------
     Pennsylvania -- 1.3%
   1,000,000  Intragovernmental Cooperative, Philadelphia Funding Program,
                 Pre-refunded,
                 6.750% due 06/15/2021                                          AAA          Aaa             1,087,930
   2,000,000  Pennsylvania State, GO, Series 3,
                 6.000% due 11/15/2003                                          AA           Aa3             2,087,820
                                                                                                          ------------
                                                                                                             3,175,750
                                                                                                          ------------
     Rhode Island -- 0.9%
   2,000,000  Rhode Island Depositors Economic Protection Corporation,
                 Special Obligation, Series A, Pre-refunded,
                 6.950% due 08/01/2022                                          AAA          Aaa             2,144,740
                                                                                                          ------------
     Tennessee -- 2.5%
   2,000,000  Tennergy Corporation, Tennessee, Gas Revenue, (MBIA Insured),
                 4.500% due 06/01/2004                                          AAA          Aaa             1,920,840
   3,775,000  Tennessee State, GO, Series A,
                 5.600% due 03/01/2011                                          AAA          Aaa             3,935,249
                                                                                                          ------------
                                                                                                             5,856,089
                                                                                                          ------------
     Texas -- 13.8%
              Austin, Texas, Independent School District:
   2,820,000     Pre-refunded,
                 7.000% due 08/01/2006                                          AAA          Aaa             3,142,326
     680,000     PSFG,
                 7.000% due 08/01/2006                                          AAA          Aaa               756,561
              Dallas, Texas, GO, ETM:
   2,750,000     6.000% due 02/15/2005                                          AAA          Aaa             2,891,845
   2,100,000     7.000% due 05/01/2004                                          AAA          Aaa             2,279,067
   5,070,000  Dallas, Texas, Waterworks and Sewer Authority Revenue,
                 7.750% due 04/01/2003                                          AA           Aa2             5,536,998
              Harris County, Texas:
   2,000,000     Series A, (AMBAC Insured), Pre-refunded,
                 6.500% due 08/15/2017                                          AAA          Aaa             2,126,880
   1,500,000     Toll Road, Series A, Pre-refunded,
                 6.125% due 08/15/2020                                          AAA          Aa1             1,606,005
   2,000,000  Harris County, Texas, Housing Finance Corporation,
                 7.000% due 03/01/2007                                          AAA          Aaa             2,231,700
   2,000,000  Houston, Texas, Water & Sewer Systems Revenue,
                 Series A, Pre-refunded,
                 6.200% due 12/01/2023                                          AAA          Aaa             2,132,880
   2,175,000  Plano, Texas, Independent School District, GO, (PSFG),
                 8.500% due 02/15/2003                                          AAA          Aaa             2,416,120
              Texas State, GO:
   2,500,000     Series A, ETM,
                 6.100% due 08/01/2001                                          AAA          Aaa             2,559,200
   2,000,000     Series B,
                 5.000% due 10/01/2003                                          AA           Aa1             2,022,260
   3,250,000  University of Texas, Permanent University Funding, (PSFG),
                 5.000% due 07/01/2004                                          AAA          Aaa             3,284,970
                                                                                                          ------------
                                                                                                            32,986,812
                                                                                                          ------------
     Virginia -- 1.5%
   1,000,000  Fairfax County, Virginia, Water Authority Revenue, Pre-refunded,
                 6.000% due 04/01/2022                                          AAA          Aaa             1,071,480
   2,500,000  Hampton, Virginia, Public Improvement Revenue, Series C,
                 6.000% due 08/01/2003                                          AA           Aa3             2,604,800
                                                                                                          ------------
                                                                                                             3,676,280
                                                                                                          ------------
     Wisconsin -- 3.6%
   2,200,000  Madison, Wisconsin, GO, Series A,
                 5.000% due 05/01/2003                                          NR           Aaa             2,219,932
              Wisconsin State:
   1,500,000     5.000% due 11/01/2007                                          AA           Aa2             1,493,220
   2,000,000     6.000% due 05/01/2003                                          AA           Aa2             2,073,980
   2,640,000  Wisconsin State, Clean Water Revenue, Series I,
                 5.250% due 06/01/2005                                          AA+          Aa2             2,674,980
                                                                                                          ------------
                                                                                                             8,462,112
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $233,297,576)                                                                                      231,632,430
                                                                                                          ------------
SHORT-TERM INVESTMENTS -- 1.5%
  (Cost $3,686,391)
   3,686,391  Valiant Fund Tax Exempt Money Market                                                           3,686,391
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $236,983,967*)                                                98.6%                235,318,821
OTHER ASSETS AND LIABILITIES (Net)                                                     1.4                   3,342,928
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $238,661,749
                                                                                     =====                ============

-------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC  -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed

                      See Notes to Financial Statements.





Munder Cash Investment Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                    Rating
Principal                                                                     -------------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 17.1%
 $25,000,000    Bank of Tokyo Mitsubishi Ltd.
                   6.120% due 01/12/2000+,+++                                  A2/A-       P1/A2         $  25,000,000
  22,000,000    Barclays Bank Plc
                   5.610% due 06/14/2000+                                     A1+/AA       P1/Aa2           21,996,186
  20,000,000    Deutsche Bank AG
                   5.150% due 03/17/2000+                                     A1+/AA       P1/Aa3           20,000,000
                Rabobank Nederland:
  40,000,000       5.350% due 05/22/2000+                                     A1+/AAA      P1/Aaa           40,000,000
   5,000,000       6.000% due 08/16/2000+                                     A1+/AAA      P1/Aaa            4,997,606
                Societe Generale:
  40,000,000       5.300% due 03/03/2000+                                     A1+/AA-      P1/Aa3           40,000,000
  20,000,000       5.700% due 07/25/2000+                                     A1+/AA-      P1/Aa3           20,000,000
  50,000,000    Union Bank of California
                   6.090% due 01/28/2000+,+++                                  A2/A-       P1/A1            50,000,000
                                                                                                         -------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $221,993,792)                                                                                      221,993,792
                                                                                                         -------------
COMMERCIAL PAPER -- 58.4%
  25,000,000    Assets Securitization Cooperative Corporation
                   5.750% due 02/14/2000+                                     A1+/NR       P1/NR            24,824,306
  50,000,000    Blue Ridge Asset Funding
                   6.500% due 01/18/2000+                                      A1/NR       P1/NR            49,846,528
  50,000,000    Centric Capital Corporation
                   6.100% due 01/24/2000+                                     A1+/NR       P1/NR            49,805,139
  50,000,000    Corporate Receivables Corporation
                   5.750% due 01/27/2000+                                     A1+/NR       P1/NR            49,792,361
  50,000,000    CXC, Inc.
                   6.030% due 01/26/2000+                                     A1+/NR       P1/NR            49,790,625
  20,000,000    Falcon Asset Securitization Corporation
                   6.050% due 01/13/2000+                                      A1/NR       P1/NR            19,959,667
  30,000,000    Finova Capital Corporation
                   6.579% due 02/22/2000+,+++                                  A2/A-       P2/Baa1          30,000,000
  30,000,000    Fleet Funding Corporation
                   6.000% due 01/25/2000+                                     A1+/NR       P1/NR            29,880,000
  25,000,000    FPL Group Capital, Inc.
                   5.420% due 01/24/2000+                                      A1/A+       P1/A2            24,913,430
  25,000,000    Hanson Finance Plc
                   5.600% due 01/18/2000+,+++                                  A1/A        P2/A3            24,933,889
  30,000,000    International Lease Finance Corporation
                   4.920% due 02/07/2000+                                     A1+/A+       P1/A1            29,848,300
  50,000,000    Koch Industries, Inc.
                   4.500% due 01/05/2000+                                     A1+/AA+      P1/NR            49,975,000
  25,000,000    Lexington Parker Capital Corporation
                   5.810% due 02/25/2000+,+++                                  A1/NR       NR/NR            24,778,090
  50,000,000    Moat Funding LLC
                   6.000% due 01/21/2000+,+++                                  NR/NR       P1/NR            49,833,333
  50,000,000    New Center Asset Trust
                   4.500% due 01/03/2000+                                     A1+/NR       P1/NR            49,987,500
  50,000,000    Preferred Receivables Funding Corporation
                   6.020% due 02/01/2000+                                      A1/NR       P1/NR            49,740,806
  50,000,000    Receivables Capital Corporation
                   5.890% due 02/15/2000+                                     A1+/NR       P1/NR            49,631,875
  50,000,000    Sheffield Receivables Corporation
                   6.100% due 01/28/2000+                                     A1+/NR       P1/NR            49,771,250
  50,000,000    UBS Finance Delaware Inc.
                   5.000% due 01/03/2000+                                     A1+/AA+      P1/Aa1           49,986,111
                                                                                                         -------------
TOTAL COMMERCIAL PAPER
  (Cost $757,298,210)                                                                                      757,298,210
                                                                                                         -------------
CORPORATE BONDS AND NOTES -- 19.0%
  25,000,000    Allstate Funding Agreement
                   6.130% due 05/16/2000++                                    NR/AA+       NR/Aa2           25,000,000
  40,000,000    Fleet National Bank
                   5.040% due 03/15/2000++                                     A1/A        P1/A2            39,996,833
  52,000,000    GTE Corporation
                   6.155% due 06/12/2000++,+++                                 A1/A        P2/Baa1          51,985,092
  35,000,000    Household Finance Corporation
                   5.220% due 09/14/2000++                                     A1/A        P1/A2            34,985,254
  25,000,000    Jackson National Life Insurance
                   5.580% due 09/25/2000++                                     NR/AA       NR/Aa3           25,000,000
  20,000,000    Keycorp
                   6.423% due 10/23/2000++,+++                                 A2/A-       P1/A1            20,000,000
  25,000,000    Sears Roebuck Acceptance Corporation
                   6.259% due 11/07/2000++,+++                                 A2/A-       P1/A2            24,968,580
  25,000,000    Transamerica Life and Annuity Company
                   6.109% due 02/17/2000++                                    A1/AAA       P1/Aa3           25,000,000
                                                                                                         -------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $246,935,759)                                                                                      246,935,759
                                                                                                         -------------
REPURCHASE AGREEMENTS -- 4.9%
  (Cost $63,509,167)
$ 63,509,167    Agreement with Lehman Brothers Holdings Inc.,
                   3.000% dated 12/31/1999, to be repurchased at
                   $63,525,044 on 01/03/2000, collateralized by
                   $69,180,000 U.S. Treasury Note, 4.250% maturing
                   11/15/2003 (value $64,773,987)                                                           63,509,167
                                                                                                        --------------
TOTAL INVESTMENTS (Cost $1,289,736,928*)                                              99.4%              1,289,736,928
OTHER ASSETS AND LIABILITIES (Net)                                                     0.6                   7,742,764
                                                                                     -----              --------------
NET ASSETS                                                                           100.0%             $1,297,479,692
                                                                                     =====              ==============

-----------
  * Aggregate cost for Federal tax purposes.

  + Rate represents annualized yield at date of purchase.

 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

+++ These securities have either a F1 rating by Fitch or a D1 rating by Duff and Phelps, or both, and thus are defined as being eligible securities under Rule 2a7.

                      See Notes to Financial Statements.





Munder Tax-Free Money Market Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
                                                                                    Rating
Principal                                                                     -------------------
Amount                                                                          S&P       Moody's                Value
----------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 95.6%
     Alabama -- 3.1%
 $ 2,040,000  Hoover, Alabama, Warrants, Series B, (AMBAC Insured),
                 Pre-refunded,
                 8.000% due 03/01/2020+                                         AAA         Aaa           $  2,093,955
   4,250,000  Huntsville, Alabama, Warrants, Pre-refunded,
                 6.750% due 02/01/2010                                          NR          Aa2              4,345,471
   5,500,000  Mobile, Alabama, Industrial Development Board
                 Dock & Wharf Revenue, Refunding Holnam, Inc. Project,
                 Series B, (Wachovia Bank, LOC),
                 5.200% due 06/01/2032+                                         A-1+        VMIG1            5,500,000
                                                                                                          ------------
                                                                                                            11,939,426
                                                                                                          ------------
     Alaska -- 0.8%
   3,000,000  Anchorage, Alaska, Tax Anticipation Notes,
                 3.750% due 01/04/2000                                          SP-1+       MIG1             3,000,056
                                                                                                          ------------
     Arizona -- 6.8%
   3,400,000  Apache County, Arizona, Industrial Development Authority,
                 Industrial Development Revenue, (Tucson Electric -- 83C),
                 (Society Generale, LOC),
                 5.500% due 12/15/2018+                                         A-1+        VMIG1            3,400,000
              Maricopa County, Arizona, Pollution Control:
   4,400,000     El Paso Elec -- Palo Verdes,
                 5.250% due 12/01/2014+                                         NR          Aa2              4,400,000
   6,400,000     El Paso A, Rmkt,
                 5.250% due 08/27/2015+                                         NR          VMIG1            6,400,000
   6,750,000  Phoenix Arizona Multifamily Housing Revenue,
                 Paradise Shadows Apartments, (Citibank N.A., LOC),
                 5.250% due 12/01/2002+                                         A-1+        NR               6,750,000
   3,000,000  Pima County, Arizona Industrial Development Authority,
                 (Tucson Electric), (Toronto Dominion, LOC),
                 5.650% due 12/01/2022+                                         AA          VMIG1            3,000,000
   2,000,000  Salt River Arizona Electric Systems Revenue,
                 Agriculture Improvement & Power District, Series A,
                 (AMBAC-TCRS Insured), Pre-refunded,
                 6.500% due 01/01/2022                                          AAA         Aaa              2,084,976
                                                                                                          ------------
                                                                                                            26,034,976
                                                                                                          ------------
     Arkansas -- 1.6%
   6,000,000  Arkansas Hospital Equipment Finance Authority, Baptist
                 Health Project, (MBIA Insured)
                 (SBPA -- Credit Suisse exp 3/26/01),
                 5.700% due 11/01/2010+                                         A-1+        VMIG1            6,000,000
                                                                                                          ------------
     Colorado -- 3.8%
   3,300,000  Arapahoe County,Colorado School District Number
                 005 Cherry Creek,
                 4.250% due 06/30/2000                                          NR          MIG1             3,308,458
   1,700,000  Denver, Colorado City & County, Series A, Pre-refunded,
                 6.200% due 08/01/2006                                          AAA         Aa2              1,738,768
   3,180,000  Jefferson County, Colorado, Rocky Mountain Butterfly Project,
                 (Wells Fargo, LOC),
                 5.550% due 06/01/2010+                                         A-1+        NR               3,180,000
   6,500,000  Smith Creek Metropolitan District Company Revenue,
                 (Bank of America, LOC),
                 5.000% due 10/01/2035+                                         A-1+        NR               6,500,000
                                                                                                          ------------
                                                                                                            14,727,226
                                                                                                          ------------
     Delaware -- 0.6%
   2,500,000  New Castle County, Delaware, Economic, Refunding
                 Henderson Mcguire, (First Union, LOC),
                 5.350% due 08/15/2020                                          A-1         NR               2,500,000
                                                                                                          ------------
     District of Columbia -- 0.5%
   2,000,000  District of Columbia, Series A, (MBIA Insured),
                 Pre-refunded,
                 6.875% due 06/01/2011                                          AAA         Aaa              2,062,460
                                                                                                          ------------
     Florida -- 2.2%
   2,500,000  Broward County, Florida, Multifamily Housing,
                 Southern Pointe Project,
                 4.900% due 05/15/2027+                                         A-1+        NR               2,500,000
   1,000,000  Palm Beach County Florida, Criminal Justice Facilities Revenue,
                 Pre-refunded (FGIC Insured),
                 7.250% due 06/01/2011                                          AAA         Aaa              1,035,687
   5,000,000  Palm Beach County Florida Revenue, Community Foundation
                 Palm Beach Project, (Northern Trust Company, LOC),
                 5.350% due 07/01/2034+                                         A-1+        NR               5,000,000
                                                                                                          ------------
                                                                                                             8,535,687
                                                                                                          ------------
     Georgia -- 4.5%
   5,425,000  Clayton County, Georgia, Multifamily Housing Revenue,
                 Rivers Edge Development, (Wachovia, LOC),
                 5.050% due 08/01/2006+                                         NR          VMIG1            5,425,000
   8,500,000  DeKalb County, Georgia, Development Authority Pollution
                 Control Revenue, General Motors Corporation Project,
                 5.150% due 11/01/2003+                                         NR          VMIG1            8,500,000
   3,400,000  Richmond County, Georgia, Board of Education,
                 4.500% due 09/01/2000                                          AA-         Aa2              3,416,524
                                                                                                          ------------
                                                                                                            17,341,524
                                                                                                          ------------
     Hawaii -- 0.4%
   1,420,000  Hawaii State, Series BT, Pre-refunded,
                 8.125% due 02/01/2000                                          NR          Aaa              1,425,619
                                                                                                          ------------
     Illinois -- 12.5%
   4,700,000  Chicago, Illinois Multifamily Housing Revenue,
                 Waveland Association, (UBS, LOC),
                 5.550% due 11/01/2010+                                         NR          VMIG1            4,700,000
              Illinois Development Finance Authority Revenue:
   4,000,000     Chicago Symphony Project, (Bank One, LOC),
                 5.350% due 12/01/2033+                                         A-1+        NR               4,000,000
   2,000,000     Jewish Charity, Revenue Anticipation Notes,
                 (Harris Bank, LOC),
                 5.450% due 06/30/2000+                                         A-1+        NR               2,000,000
   2,225,000  Illinois Development Finance Authority, Industrial Revenue,
                 Tajon Warehouse, Series B, (National City Bank, PA, LOC),
                 5.500% due 01/01/2010+                                         A-1         NR               2,225,000
              Illinois Educational Facilities Authority Revenues:
   5,200,000     Art Institute of Chicago, (Bank of America, LOC),
                 5.400% due 03/01/2027+                                         A-1+        VMIG1            5,200,000
   3,640,000     University Pooled Financing Program, (FGIC Insured),
                 (Bank One, SBPA),
                 5.350% due 12/01/2005+                                         AAA         Aaa              3,640,000
              Illinois Health Facilities Authority:
  11,010,000  Advocate Health Care, Series B, (Multi LOC's),
                 5.350% due 08/15/2022+                                         A-1+        VMIG1           11,010,000
   2,000,000  Blessing Hospital, Series B, (FSA Insured),
                 5.700% due 11/15/2029+                                         A-1+        VMIG1            2,000,000
   2,500,000  Gottlieb Health Resources Inc., (Harris Bank, LOC),
                 5.350% due 11/15/2024+                                         NR          VMIG1            2,500,000
   2,000,000  Illinois State Development Finance Authority, Industrial
                 Development Authority Revenue,
                 (Lake Forest Academy Project),
                 (Northern Trust Company, LOC),
                 5.550% due 12/01/2024+                                         A-1+        NR               2,000,000
              Illinois State Sales Tax Revenue:
   1,000,000     Series Q,
                 5.300% due 06/15/2000                                          AAA         Aa2              1,007,807
   1,015,000    Series X,
                 4.400% due 06/15/2000                                          AAA         Aa2              1,018,890
   4,000,000  Orland Hills, Illinois, Multifamily Mortgage Revenue,
                 (Lasalle National Bank, LOC),
                 5.550% due 12/01/2004+                                         A-1+        NR               4,000,000
   1,520,000  Palatine Illinois, Refunding Public Improvement Bonds,
                 4.750% due 12/01/2000                                          AA          Aa2              1,530,792
   1,500,000  Will County Illinois Community School District 201-U,
                 Crete-Monee,4.000% due 05/01/2000                              NR          NR               1,501,157
                                                                                                          ------------
                                                                                                            48,333,646
                                                                                                          ------------
     Indiana -- 3.4%
   2,150,000  Hamilton Southeastern Indiana, Development School Building,
                 First Mortgage, Pre-refunded,
                 7.500% due 01/15/2010                                          AAA         NR               2,196,001
   3,000,000  Indiana Educational Facilities Authority Revenue,
                 Franklin College, (Bank One, Indiana, LOC),
                 5.500% due 10/01/2019+                                         A-1+        NR               3,000,000
   6,000,000  Indiana Municipal Power Supply Systems Revenue,
                 Refunding Series A, (Toronto-Dominion Bank, LOC),
                 5.200% due 01/01/2018+                                         A-1+        VMIG1            6,000,000
   1,980,000  Indianapolis, Indiana Public Improvement Bond Bank, Series A,
                 4.000% due 02/01/2000                                          AAA         Aaa              1,980,973
                                                                                                          ------------
                                                                                                            13,176,974
                                                                                                          ------------
     Kansas -- 0.3%
   1,000,000  Shawnee, Kansas Industrial Revenue, Shawnee Village
                 Association, (Chase Bank of Texas, LOC),
                 5.700% due 12/01/2009+                                         A-1+        NR               1,000,000
                                                                                                          ------------
     Louisiana -- 1.4%
   1,000,000  Louisiana Local Government Enviromental Facilities,
                 Community Development Authority Revenue,
                 Construction Notes,
                 4.250% due 10/15/2000                                          NR          MIG1             1,004,030
   3,100,000  Louisiana Public Facilities Authority Hospital Revenue,
                 Hospital Equipment Financing & Refunding, Series A,
                 (Rabobank, LOC),
                 5.700% due 12/01/2010+                                         A-1+        NR               3,100,000
   1,400,000  Louisiana State, Series A,
                 7.000% due 05/01/2000                                          AAA         Aaa              1,416,691
                                                                                                          ------------
                                                                                                             5,520,721
                                                                                                          ------------
     Maryland -- 0.8%
   3,100,000  Baltimore County, Maryland, Revenue Bonds,
                 Sheppard & Enoch Pratt Hospital, (Societe Generale, LOC),
                 5.100% due 07/01/2022+                                         NR          VMIG1            3,100,000
                                                                                                          ------------
     Massachusetts -- 1.2%
   1,000,000  Boston, Massachusetts, Series A, (MBIA Insured),
                 10.000% due 07/01/2000                                         AAA         Aaa              1,031,572
   1,500,000  Massachusetts State Water Resources Authority,
                 Series A, Pre-refunded,
                 7.500% due 04/01/2009                                          AAA         Aaa              1,544,502
   1,900,000  New England Education Loan Marketing Corporation,
                 Student Loan Revenue, Refunding, Series B,
                 5.400% due 06/01/2000                                          AA          Aa2              1,910,804
                                                                                                          ------------
                                                                                                             4,486,878
                                                                                                          ------------
     Michigan -- 6.5%
   2,000,000  Comstock Park, Michigan, Public Schools, Student Aid Notes,
                 4.750% due 10/20/2000                                          NR          NR               2,009,986
   3,000,000  Kalamazoo County, Michigan, Economic Development Revenue,
                 (Old Kent Bank, LOC),
                 5.550% due 09/01/2015+                                         NR          NR               3,000,000
   2,000,000  Michigan Public Power Agency Revenue, Belle River Project,
                 Series A,
                 5.300% due 01/01/2000                                          AA-         A1               2,000,000
              Michigan State Hospital Finance Authority Revenue:
   1,000,000     Henry Ford Health System, Series A, Pre-refunded,
                 7.000% due 04/01/2010                                          AAA         Aa3              1,036,406
   7,300,000  Hospital Equipment Loan Program, Series A,
                 5.650% due 12/01/2023+                                         NR          VMIG1            7,300,000
   8,750,000  Michigan State, Strat Fund, Series 1987,
                 3.600% due 01/24/2000                                          NR          A1               8,750,000
   1,000,000  Saline, Michigan, Economic Development Obligation,
                 Brecon Village Project, (Bank One, LOC),
                 5.350% due 11/01/2025+                                         A-1+        NR               1,000,000
                                                                                                          ------------
                                                                                                            25,096,392
                                                                                                          ------------
     Minnesota -- 3.5%
   3,800,000  Arden Hills, Minnesota Housing & Health Care Facilities Revenue,
                 Presbyterian Homes, Series B, (U.S. Bank N.A., LOC),
                 4.700% due 09/01/2029+                                         A-1         NR               3,800,000
   3,000,000  City of Rochester, Minnesota, Mayo Clinic,
                 3.800% due 02/23/2000                                          A-1+        Aaa              3,000,000
   2,000,000  Duluth, Minnesota Economic Development Health Care
                 Authority Revenue, Benedictine Hospital, St. Mary's Project,
                 Pre-refunded,
                 8.375% due 02/15/2020                                          AAA         NR               2,051,495
   1,500,000  Eagan, Minnesota Multifamily Revenue, Aspenwoods of Eagan,
                 Housing Project, (Firstar, LOC)
                 5.500% due 01/01/2026+                                         A-1         NR               1,500,000
   1,000,000  Minneapolis & St Paul, Minnesota Housing & Redevelopment
                 Authority Health Care, Health One Obligated Group,
                 Series B, Pre-refunded,
                 8.000% due 08/15/2014                                          AAA         Aaa              1,045,205
   2,200,000  St Paul, Minnesota Housing & Redevelopment Authority,
                 Science Museum, Series A, (First Bank, LOC),
                 5.200% due 05/01/2027+                                         NR          VMIG1            2,200,000
                                                                                                          ------------
                                                                                                            13,596,700
                                                                                                          ------------
     Missouri -- 1.1%
   2,000,000  Columbia, Missouri, Special Obligation Reserve, Series A,
                 (Toronto Dominion Bank, LOC),
                 5.250% due 06/01/2008+                                         NR          VMIG1            2,000,000
   2,000,000  St Charles County, Missouri Community College,
                 (AMBAC Insured), Pre-refunded,
                 6.900% due 03/01/2009                                          AAA         Aaa              2,070,016
                                                                                                          ------------
                                                                                                             4,070,016
                                                                                                          ------------
     Nebraska -- 1.1%
              Omaha Public Power District Nebraska:
   1,050,000     Electric Revenue, Series A,
                 4.300% due 02/01/2000                                          AA          Aa2              1,050,601
   1,000,000     Electric Revenue, Series B,
                 4.700% due 02/01/2000                                          AA          Aa2              1,001,215
   2,000,000     Electric Utilities Revenue, Series A, Pre-refunded,
                 6.800% due 02/01/2017                                          AA          NR               2,035,518
                                                                                                          ------------
                                                                                                             4,087,334
                                                                                                          ------------
     Nevada -- 0.7%
   2,570,000  Reno, Nevada Economic Development Revenue,
                 University of Nevada, Student Aid Fund, (Wells Fargo, LOC),
                 5.650% due 05/01/2018+                                         NR          NR               2,570,000
                                                                                                          ------------
     New Hampshire -- 0.4%
   1,500,000  New Hampshire State Turnpike Systems Revenue, Pre-refunded,
                 7.400% due 04/01/2000                                          AAA         Aaa              1,544,847
                                                                                                          ------------
     New Mexico -- 2.1%
   2,125,000  Albuquerque, New Mexico, Educational Facilities Revenue,
                 (Wells Fargo, LOC),
                 5.650% due 06/01/2018+                                         NR          NR               2,125,000
   5,000,000  Farmington, New Mexico, Pollution Control Revenue,
                 (El Paso Electric Co.), Series A, (Barclays Bank, LOC),
                 5.250% due 11/01/2013+                                         NR          Aa2              5,000,000
   1,000,000  Santa Fe New Mexico Public School District,
                 3.750% due 08/01/2000                                          NR          Aa2                999,973
                                                                                                          ------------
                                                                                                             8,124,973
                                                                                                          ------------
     North Carolina -- 2.1%
              North Carolina Medical Care Commission:
   5,000,000     Catholic Health East, Series D, (AMBAC Insured),
                 5.600% due 11/15/2028+                                         A-1+        VMIG1            5,000,000
   3,000,000     Hospital Revenue, Series B, (Wachovia, LOC),
                 5.450% due 06/01/2022+                                         A-1+        VMIG1            3,000,000
                                                                                                          ------------
                                                                                                             8,000,000
                                                                                                          ------------
     Ohio -- 2.7%
   1,100,000  Cuyahoga County, Ohio,
                 4.100% due 09/14/2000                                          NR          VMIG1            1,102,603
   1,900,000  Franklin County, Ohio, Hospital Revenue,
                 US Health Corporation, Series A, (Morgan Guaranty, LOC),
                 5.400% due 12/01/2021+                                         NR          VMIG1            1,900,000
   3,250,000  Indian Hill, Ohio, Economic Development,
                 Cincinnati County Day School, (Fifth Third, LOC),
                 5.400% due 05/01/2019+                                         NR          NR               3,250,000
   2,875,000  Montgomery County, Ohio, Society Saint Vincent DePaul,
                 (Nat City, LOC),
                 5.500% due 12/01/2010+                                         A-1         NR               2,875,000
   1,115,000  Ohio State Water Development Authority Revenue,
                 Water Development-Fresh Water Series,
                 5.000% due 06/01/2000                                          A+          Aa3              1,122,741
                                                                                                          ------------
                                                                                                            10,250,344
                                                                                                          ------------
     Oregon -- 2.2%
   1,340,000  Clackamas County, Oregon, School District 12, Pre-refunded,
                 6.500% due 06/01/2007                                          NR          AAA              1,357,324
   2,700,000  Multnomah County, Oregon,
                 4.300% due 10/01/2000                                          NR          Aa1              2,710,780
   4,550,000  Portland, Oregon Multifamily Revenue,
                 (Harris Trust and Savings Bank, LOC),
                 5.150% due 12/01/2011+                                         A-1+        NR               4,550,000
                                                                                                          ------------
                                                                                                             8,618,104
                                                                                                          ------------
     Pennsylvania -- 5.6%
   4,000,000  Bucks County, Pennsylvania Industrial Development Authority,
                 Industrial Revenue, Edgecomb Metals Company,
                 (Wells Fargo, LOC),
                 4.800% due 10/01/2009+                                         NR          Aa2              4,000,000
   2,000,000  Delaware Valley, Pennsylvania, Registered Finance, Series A,
                 (Credit Suisse, LOC),
                 5.200% due 12/01/2017+                                         A-1+        VMIG1            2,000,000
   1,500,000  Philadelphia, Pennsylvania, Hospital & Higher Education,
                 Health Systems, Series B,
                 3.250% due 05/15/2023+                                         A-1+        NR               1,500,000
   8,300,000  Schuylkill County, Pennsylvania Industrial Development
                 Authority, Gilbertown Power Project, (Mellon Bank, LOC),
                 5.200% due 12/01/2002+                                         A-1+        NR               8,300,000
   1,000,000  Venango County, Pennsylvania, Pre-refunded,
                 7.000% due 07/15/2015                                          AAA         Aaa              1,016,341
   4,765,000  York County, Pennsylvania, Industrial Development Authority,
                 Industrial Development Revenue,
                 (New Edgecomb Corporation Project), (Wells Fargo, LOC),
                 4.800% due 07/01/2009+                                         NR          Aa2              4,765,000
                                                                                                          ------------
                                                                                                            21,581,341
                                                                                                          ------------
     Rhode Island -- 1.0%
   2,800,000  Rhode Island Industrial Facilities Corporation,
                 Blackstone Valley Electric Company, (Bank of New York, LOC),
                 5.150% due 12/01/2014+                                         A-1+        NR               2,800,000
   1,000,000  Rhode Island State, Series B, Pre-refunded,
                 6.250% due 05/15/2005+                                         AA-         Aa3              1,029,520
                                                                                                          ------------
                                                                                                             3,829,520
                                                                                                          ------------
     South Carolina -- 0.8%
   3,000,000  South Carolina State Public Authority, Refunding Series A,
                 4.500% due 01/01/2001                                          AA-         Aa2              3,011,010
                                                                                                          ------------
     South Dakota -- 0.3%
   1,250,000  Sioux Fall South Dakota School District Number 49-5,
                 Capital Outlay Certificates,
                 4.000% due 07/01/2000                                          NR          Aa3              1,251,856
                                                                                                          ------------
     Tennessee -- 0.5%
   2,000,000  Metropolitan Government Nashville and Davidson County,
                 Tennessee, Industrial Development Board Revenue,
                 Multifamily Housing, (Arbor Crest Apartments), Series B,
                 (Wachovia, LOC),
                 5.500% due 12/01/2007+                                         NR          VMIG1            2,000,000
                                                                                                          ------------
     Texas -- 10.6%
   5,395,000  Bexar County, Texas, Health Facilities Development Company,
                 Retirement Community, Air Force, Series B, (Rabobank, LOC),
                 5.000% due 03/01/2012+                                         A-1+        NR               5,395,000
   3,450,000  Brazos Texas Harbor Industrial Development Corporation,
                 3.850% due 02/10/2000+                                         NR          A1               3,450,000
   3,485,000  Fort Worth, Texas, Independent School District, Refunding,
                 3.110% due 02/15/2000                                          AA          Aa2              3,471,448
   2,105,000  Plano, Texas, Waterworks & Sewer Systems Revenue, Refunding,
                 7.000% due 05/01/2010                                          AAA         Aaa              2,126,832
   8,800,000  Port Corpus Christi, Texas, Nueces County
                 Marine Term Revenue, (West Deutche, LOC)
                 5.000% due 09/01/2014+                                         A-1+        NR               8,800,000
   1,910,000  San Antonio Texas Electric & Gas Revenue,
                 5.100% due 02/01/2000                                          AA          Aa1              1,912,025
   2,000,000  Tarrant County,Texas, Housing Finance Corporation Revenue,
                 Multifamily Housing, (Remington Project),
                 5.500% due 02/15/2028+                                         A-1+        NR               2,000,000
              Texas State:
   3,500,000     National Research Laboratory Commission, SuperCond,
                 Pre-refunded,
                 7.000% due 04/01/2002                                          AA          Aaa              3,599,067
  10,000,000     Series A,
                 4.500% due 08/31/2000                                          SP-1+       MIG1            10,051,330
                                                                                                          ------------
                                                                                                            40,805,702
                                                                                                          ------------
     Utah -- 2.0%
   1,305,000  Alpine Utah School District, School Bond Program,
                 4.250% due 03/15/2000                                          NR          Aaa              1,307,104
   6,500,000  Intermountain Power Agency Utah Power Supply Revenue,
                 Series 1, Pre-refunded,
                 0.000% due 07/01/2015                                          AAA         Aaa              6,416,959
                                                                                                          ------------
                                                                                                             7,724,063
                                                                                                          ------------
     Vermont -- 0.5%
   2,000,000  Vermont State, Series B,
                 5.000% due 01/15/2000                                          AA          Aa2              2,001,341
                                                                                                          ------------
     Virginia -- 2.8%
   3,150,000  Arlington County Virginia Revenue, Ballston Public Parking,
                 (Citibank, N.A., LOC),
                 5.150% due 08/01/2017+                                         A-1+        NR               3,150,000
   1,640,000  Hampton, Virginia,
                 7.625% due 01/15/2000                                          AA          Aa3              1,642,708
   1,655,000  Richmond, Virginia, Redevelopment & Housing Authority,
                 Stony Point Project, (First Union, LOC),
                 5.400% due 04/01/2029+                                         A-1         NR               1,655,000
   1,570,000  Virginia Beach Virginia, Series 1993,
                 4.650% due 07/15/2000                                          AA          Aa2              1,578,591
   2,825,000  Virginia State Public School Authority, Series B,
                 6.000% due 08/01/2000                                          AAA         Aa1              2,861,013
                                                                                                          ------------
                                                                                                            10,887,312
                                                                                                          ------------
     Washington -- 2.8%
   1,625,000  Seattle, Washington, Municipality Metropolitan, Series T,
                 Pre-refunded,
                 6.800% due 01/01/2012                                          AA-         A1               1,657,500
              Washington State:
   2,950,000     Series B, Pre-refunded,
                 6.375% due 08/01/2010                                          AA+         Aa1              2,989,831
   1,000,000     Series B, Pre-refunded,
                 6.750% due 08/01/2002                                          AA+         Aa1              1,016,030
   2,100,000     Series B, Pre-refunded,
                 6.800% due 08/01/2005                                          AA+         Aa1              2,134,263
   2,100,000  Washington State Healthcare Facilities Revenue,
                 Sisters of Providence, Series D, (Rabobank Nederland, SPA),
                 4.700% due 10/01/2005+                                         A-1+        VMIG1            2,100,000
   1,000,000  Washington State Public Power Supply, Series C, Pre-refunded,
                 8.000% due 07/01/2017                                          AA+         Aa1              1,041,250
                                                                                                          ------------
                                                                                                            10,938,874
                                                                                                          ------------
     Wisconsin -- 2.4%
   3,000,000  Kenosha, Wisconsin Unified School District Number 001,
                 Tax & Revenue Anticipation Notes, Series A,
                 4.150% due 10/06/2000                                          NR          MIG1             3,008,807
              Milwaukee, Wisconsin:
   2,445,000     Series O,
                 4.750% due 06/15/2000                                          AA+         Aa1              2,458,479
   2,850,000     Corporation Purpose, Series P,
                 5.000% due 12/15/2000                                          AA+         Aa1              2,876,883
   1,000,000     Wisconsin Rural Water Construction Loan,
                 Bond Anticipation Notes, (GIC-FGIC Insured),
                 4.250% due 09/15/2000                                          NR          MIG1             1,001,318
                                                                                                          ------------
                                                                                                             9,345,487
                                                                                                          ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $368,520,409)                                                                                      368,520,409
                                                                                                          ------------
Shares
---------
SHORT-TERM INVESTMENTS -- 3.2%
  10,401,787  Dreyfus Tax-Exempt Cash Management                                                            10,401,787
   1,813,703  Valiant Fund Tax Exempt Money Market                                                           1,813,703
                                                                                                          ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $12,215,490)                                                                                        12,215,490
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $380,735,899*)                                                98.8%                380,735,899
OTHER ASSETS AND LIABILITIES (Net)                                                     1.2                   4,695,603
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $385,431,502
                                                                                     =====                ============

-------------
* Aggregate cost for Federal tax purposes.

+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC  -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GIC   -- Guaranteed Investment Contract
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
SBPA  -- Stand by Purchase Agreement


                      See Notes to Financial Statements.





Munder U.S. Treasury Money Market Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Principal
Amount                                                                                                           Value
----------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 49.7%
     U.S. Treasury Notes -- 49.7%
 $10,000,000  5.875% due 02/15/2000                                                                       $ 10,009,594
  10,000,000  5.500% due 05/31/2000                                                                          9,995,165
   5,000,000  5.375% due 06/30/2000                                                                          4,994,682
   5,000,000  5.750% due 11/15/2000                                                                          5,001,369
                                                                                                          ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $30,000,810)                                                                                        30,000,810
                                                                                                          ------------
REPURCHASE AGREEMENTS -- 49.3%
  12,725,804  Agreement with Lehman Brothers Holdings, Inc., 3.000% dated
                 12/31/1999, to be repurchased at $12,728,985 on
                 01/03/2000, collateralized by $12,880,000 U.S. Treasury
                 Note, 5.500% maturing 08/31/2001 (value $12,976,524)                                       12,725,804
   2,500,000  Agreement with Merrill Lynch and Company, Inc., 3.250% dated
                 12/31/1999, to be repurchased at $2,500,677 on
                 01/03/2000, collateralized by $2,520,000 U.S. Treasury
                 Note, 5.500% maturing 07/31/2001 (value $2,551,500)                                         2,500,000
   2,500,000  Agreement with Morgan (J.P.) and Co., Inc., 3.000% dated
                 12/31/1999, to be repurchased at $2,500,625 on
                 01/03/2000, collateralized by $2,461,000 U.S. Treasury
                 Bond, 6.750% maturing 08/15/2026 (value $2,549,990)                                         2,500,000
  12,000,000  Agreement with State Street Bank and Trust Company,
                 3.300% dated 12/31/1999, to be repurchased at
                 $12,003,300 on 01/03/2000, collateralized by
                 $10,455,000 U.S. Treasury Bond, 8.125% maturing
                 08/15/2019 (value $12,245,419)                                                             12,000,000
                                                                                                          ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $29,725,804)                                                                                        29,725,804
                                                                                                          ------------
TOTAL INVESTMENTS (Cost $59,726,614*)                                                 99.0%                 59,726,614
OTHER ASSETS AND LIABILITIES (Net)                                                     1.0                     617,329
                                                                                     -----                ------------
NET ASSETS                                                                           100.0%               $ 60,343,943
                                                                                     =====                ============

----------
* Aggregate cost for Federal tax purposes.

                      See Notes to Financial Statements.





The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)

                                   EQUITY FUNDS
                                   ------------------------------------------------------------------------------------------
                                                  Munder                           Munder         Munder         Munder
                                   Munder         Growth &       Munder            International  Micro-Cap      Multi-Season
                                   Balanced       Income         Index 500         Equity         Equity         Growth
                                   Fund           Fund           Fund              Fund           Fund           Fund
                                   -----------    ------------   --------------    ------------   -----------    ------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ................   $38,321,932    $205,689,072   $1,507,875,744    $296,059,442   $90,387,234    $764,489,652
    Repurchase Agreements  .....     2,669,000      10,109,000       20,173,000       3,543,000     3,538,000      39,000,000
                                   -----------    ------------   --------------    ------------   -----------    ------------
Total Investments  .............    40,990,932     215,798,072    1,528,048,744     299,602,442    93,925,234     803,489,652
Cash  ..........................           769             896            5,797           2,403           368             981
Interest receivable  ...........       100,559             927            1,849             325           324           3,575
Dividends receivable  ..........        13,670         403,794        1,342,634         273,051         2,844         504,741
Receivable for investment
  securities sold  .............         6,085       1,903,735          867,451         984,534            --       3,530,507
Receivable for Fund shares sold        205,829          57,462        9,882,728         365,615     1,178,407       1,320,575
Receivable from investment
  advisor  .....................            --              --               --              --            --              --
Unamortized organization costs              --              --               --              --            --              --
Receivable for future variation
  margin  ......................            --              --           59,042              --            --              --
Prepaid expenses and other
  assets  ......................        24,861          29,161           86,166          27,676        30,318          54,788
                                   -----------    ------------   --------------    ------------   -----------    ------------
Total Assets  ..................    41,342,705     218,194,047    1,540,294,411     301,256,046    95,137,495     808,904,819
                                   -----------    ------------   --------------    ------------   -----------    ------------
LIABILITIES:
Due to custodian  ..............            --              --               --              --            --              --
Unrealized depreciation of
  foreign currency and net
  other assets  ................            --              --               --              24            --              --
Payable for Fund shares
  redeemed  ....................         2,207         595,648        3,996,866      15,348,204        45,600       1,297,303
Payable for investment
  securities purchased  ........            --       3,360,197          468,696              --            --              --
Payable upon return of
  securities loaned  ...........     5,310,662       8,980,963               --      55,473,436    15,883,572      40,028,728
Investment advisory fee payable         18,807         129,272          118,625         149,349        59,496         473,448
Administration fee payable  ....            37          21,390          165,963          22,399         6,726          71,492
Shareholder servicing fees
  payable  .....................         4,882          34,496           63,711          25,118           816          65,795
Distribution fees payable  .....         2,989           5,048          209,892           5,537        28,138          82,511
Transfer agent fee payable  ....         3,982          13,100           56,026           9,320         1,183          44,553
Custodian fees payable  ........        10,169          12,855          120,805          40,734         8,381          52,608
Accrued Trustees'/Directors'
  fees and expenses  ...........           237           1,264            8,396           1,149           247           6,005
Accrued expenses and other
  payables  ....................        19,265          66,495          185,502          69,400        20,514         431,398
                                   -----------    ------------   --------------    ------------   -----------    ------------
Total Liabilities  .............     5,373,237      13,220,728        5,394,482      71,144,670    16,054,673      42,553,841
                                   -----------    ------------   --------------    ------------   -----------    ------------
NET ASSETS  ....................   $35,969,468    $204,973,319   $1,534,899,929    $230,111,376   $79,082,822    $766,350,978
                                   ===========    ============   ==============    ============   ===========    ============
Investments, at cost  ..........   $36,356,465    $178,254,405   $  994,806,637    $203,937,581   $71,221,492    $554,481,406
                                   ===========    ============   ==============    ============   ===========    ============

                     See Notes to Financial Statements.

                                     102





    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
    $61,820,663     $103,384,149    $291,049,351    $110,444,031    $78,815,118     $29,414,111     $82,540,628
        174,000               --       4,689,000      20,634,000      1,145,000         160,000       2,210,000
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     61,994,663      103,384,149     295,738,351     131,078,031     79,960,118      29,574,111      84,750,628
            154               --             304              85          7,371           1,133       1,244,609
             16               --             430           1,891            105              15             203
        652,235          155,438          15,558         209,984         84,358             225          60,249
      1,062,435          164,523              --         988,517         24,111         491,292             119
        275,369          146,451         349,937         222,237        206,093         388,504         487,163
             --               --              --              --          5,073             931              --
             --               --              --           8,162          3,384           2,771          12,490
             --               --              --             528             --              --              --
         27,795           30,858          30,380          33,436         28,918          31,396          40,051
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
     64,012,667      103,881,419     296,134,960     132,542,871     80,319,531      30,490,378      86,595,512
    -----------     ------------    ------------    ------------    -----------     -----------     -----------

             --          418,653              --              --             --              --              --

             --               --              --              --             18              --           1,046
         63,096          138,021       2,960,074      18,889,923         34,596           3,118           1,872
             --               --              --              --             --         150,307              --
             --       12,244,881      37,648,816       6,173,590     11,358,698       5,385,214       1,861,800
         38,488           56,463         155,253          77,378         65,954          17,360          65,968
          6,315            9,336          24,749          12,569          5,897           1,957           7,407
            292            8,304          15,976           1,292          8,061              17             500
          3,860            3,907          14,169           2,914          1,700           8,943           1,175
          4,840            7,533          19,549           8,854          1,969             992           2,734
          8,219           11,218          24,186          12,096         35,986           9,755          31,956
            375              565           1,319             664            271             100             369
         56,445           64,865          74,139          73,796          5,645           2,340           6,704
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
        181,930       12,963,746      40,938,230      25,253,076     11,518,795       5,580,103       1,981,531
    -----------     ------------    ------------    ------------    -----------     -----------     -----------
    $63,830,737     $ 90,917,673    $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ===========     ============    ============    ============    ===========     ===========     ===========
    $69,830,601     $102,502,272    $243,544,505    $124,111,982    $63,158,946     $22,743,656     $57,172,088
    ===========     ============    ============    ============    ===========     ===========     ===========

                                     103




The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)
    (Continued)

                                      INCOME FUNDS
                                      ---------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    -----------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities  ...................   $274,694,201    $472,344,815    $48,660,772     $289,133,201    $51,543,282
    Repurchase Agreements  ........      4,865,000       5,485,000      1,629,000        2,750,000             --
                                      ------------    ------------    -----------     ------------    -----------
Total Investments  ................    279,559,201     477,829,815     50,289,772      291,883,201     51,543,282
Cash  .............................             --              42        299,238              412             --
Interest receivable  ..............      3,219,878       6,305,227      1,092,801        1,784,879        595,060
Receivable for investment
  securities sold  ................         11,797              --             --           11,798             --
Receivable for Fund shares sold  ..        185,845       1,653,283         29,561        7,835,989        270,000
Unamortized organization costs  ...             --              --         12,378               --             --
Prepaid expenses and other assets           28,539          38,419         23,615           28,851          2,251
                                      ------------    ------------    -----------     ------------    -----------
      Total Assets  ...............    283,005,260     485,826,786     51,747,365      301,545,130     52,410,593
                                      ------------    ------------    -----------     ------------    -----------
LIABILITIES:
Due to custodian  .................            144              --             --               --             --
Payable for Fund shares redeemed  .        106,547       8,951,047             --          231,378        696,874
Payable for investment securities
  purchased  ......................             --              --        129,000               --             --
Payable upon return of securities
  loaned  .........................     52,325,550      10,946,495             --       24,088,025             --
Dividends payable  ................             --              --             --               --             --
Investment advisory fee payable  ..         98,719         205,299         22,134          114,895         23,075
Administration fee payable  .......         21,967          43,899          5,178           27,062          5,525
Shareholder servicing fees payable           8,852          62,517              7           39,274         10,559
Distribution fees payable  ........          3,559           7,180            265            6,616            851
Transfer agent fee payable  .......         13,237          29,028          2,513           14,939          3,570
Custodian fees payable  ...........         18,723          27,241         14,177           19,616          6,738
Accrued Trustees'/Directors' fees
  and expenses  ...................          1,280           2,894            292            1,568            441
Accrued expenses and other
  payables  .......................         84,491          99,702         42,710           74,723         41,750
                                      ------------    ------------    -----------     ------------    -----------
      Total Liabilities  ..........     52,683,069      20,375,302        216,276       24,618,096        789,383
                                      ------------    ------------    -----------     ------------    -----------
NET ASSETS  .......................   $230,322,191    $465,451,484    $51,531,089     $276,927,034    $51,621,210
                                      ============    ============    ===========     ============    ===========
Investments, at cost  .............   $292,266,208    $492,652,465    $51,933,902     $302,217,225    $54,063,682
                                      ============    ============    ===========     ============    ===========

                     See Notes to Financial Statements.

                                     104





                                    MONEY MARKET FUNDS
    ----------------------------    --------------------------------------------
                    Munder                                          Munder
    Munder          Tax-Free        Munder          Munder          U.S.
    Tax-Free        Short-          Cash            Tax-Free        Treasury
    Bond            Intermediate    Investment      Money Market    Money Market
    Fund            Bond Fund       Fund            Fund            Fund
    ------------    ------------    --------------  ------------    -----------
    $144,595,467    $235,318,821    $1,226,227,761  $380,735,899    $30,000,810
              --              --        63,509,167            --     29,725,804
    ------------    ------------    --------------  ------------    -----------
     144,595,467     235,318,821     1,289,736,928   380,735,899     59,726,614
              --              --                --            --             --
       2,610,998       4,000,309         8,082,814     3,254,094        310,452
              --              --                --        15,000             --
         391,672         127,862         8,677,575     6,409,948        856,536
              --              --                --            --             --
          26,991          30,001           107,649        21,452         14,027
    ------------    ------------    --------------  ------------    -----------
     147,625,128     239,476,993     1,306,604,966   390,436,393     60,907,629
    ------------    ------------    --------------  ------------    -----------
              --              --                --            --             --
         463,478         537,078         2,995,633     2,337,268        330,173
              --              --                --     1,531,594             --
              --              --                --            --             --
              --              --         5,277,607       804,778        164,543
          64,856         103,310           403,123       112,538         19,837
          14,956          23,818           134,651        36,546          6,371
          31,470          48,585           117,389        29,756          3,020
           1,743           2,473            29,875        16,968          3,227
           6,955          15,679                --        15,456          2,868
          12,004          17,543            71,206        27,899          9,322
             844           1,334             8,371         2,252            519
          31,084          65,424            87,419        89,836         23,806
    ------------    ------------    --------------  ------------    -----------
         627,390         815,244         9,125,274     5,004,891        563,686
    ------------    ------------    --------------  ------------    -----------
    $146,997,738    $238,661,749    $1,297,479,692  $385,431,502    $60,343,943
    ============    ============    ==============  ============    ===========
    $148,889,126    $236,983,967    $1,289,736,928  $380,735,899    $59,726,614
    ============    ============    ==============  ============    ===========

                                     105




The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)
    (Continued)

                                   EQUITY FUNDS
                                   -------------------------------------------------------------------------------------------
                                                  Munder                           Munder         Munder         Munder
                                   Munder         Growth &       Munder            International  Micro-Cap      Multi-Season
                                   Balanced       Income         Index 500         Equity         Equity         Growth
                                   Fund           Fund           Fund              Fund           Fund           Fund
                                   -----------    ------------   --------------    ------------   -----------    ------------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  ...............   $    33,812    $     58,121   $   (2,623,690)   $   (429,628)  $  (429,307)   $   (632,354)
Accumulated net realized
  gain/(loss) on investments
  sold, futures contracts and
  currency transactions  .......     2,378,390       4,414,129        2,763,240       2,638,142     5,095,942      20,417,453
Net unrealized
  appreciation/(depreciation)
  of investments, foreign
  currency and net other assets      4,634,467      37,543,667      533,941,061      95,661,645    22,703,742     249,008,246
Par value  .....................         3,366          15,081           49,547          12,143        29,663         362,775
Paid-in capital in excess of
  par value  ...................    28,919,433     162,942,321    1,000,769,771     132,229,074    51,682,782     497,194,858
                                   -----------    ------------   --------------    ------------   -----------    ------------
                                   $35,969,468    $204,973,319   $1,534,899,929    $230,111,376   $79,082,822    $766,350,978
                                   ===========    ============   ==============    ============   ===========    ============
NET ASSETS:
Class A Shares  ................   $ 2,349,353    $  6,817,552   $  478,839,208    $  7,239,514   $17,381,929    $ 58,765,968
                                   ===========    ============   ==============    ============   ===========    ============
Class B Shares  ................   $ 2,965,230    $  3,458,848   $  383,853,094    $  2,173,936   $24,260,509    $ 70,801,194
                                   ===========    ============   ==============    ============   ===========    ============
Class C Shares  ................   $   689,090    $    939,918               --    $  2,966,785   $ 9,565,287    $ 12,035,526
                                   ===========    ============   ==============    ============   ===========    ============
Class K Shares  ................   $24,133,755    $165,311,576   $  311,235,058    $122,690,785   $ 4,288,155    $332,193,412
                                   ===========    ============   ==============    ============   ===========    ============
Class Y Shares  ................   $ 5,832,040    $ 28,445,425   $  360,972,569    $ 95,040,356   $23,586,942    $292,554,878
                                   ===========    ============   ==============    ============   ===========    ============
SHARES OUTSTANDING:
Class A Shares  ................       220,163         501,644       15,466,254         382,532       646,141       2,782,699
                                   ===========    ============   ==============    ============   ===========    ============
Class B Shares  ................       278,975         255,627       12,385,166         117,057       923,564       3,529,493
                                   ===========    ============   ==============    ============   ===========    ============
Class C Shares  ................        64,562          69,542               --         158,252       363,878         599,236
                                   ===========    ============   ==============    ============   ===========    ============
Class K Shares  ................     2,256,962      12,161,555       10,053,615       6,489,404       159,876      15,729,333
                                   ===========    ============   ==============    ============   ===========    ============
Class Y Shares  ................       545,568       2,092,197       11,642,144       4,995,461       872,812      13,636,723
                                   ===========    ============   ==============    ============   ===========    ============
CLASS A SHARES:
Net asset value and redemption
  price per share  .............   $     10.67    $      13.59   $        30.96    $      18.93   $     26.90    $      21.12
                                   ===========    ============   ==============    ============   ===========    ============
Maximum sales charge  ..........          5.50%           5.50%            2.50%           5.50%         5.50%           5.50%
Maximum offering price per
  share  .......................   $     11.29    $      14.38   $        31.75    $      20.03   $     28.47    $      22.35
                                   ===========    ============   ==============    ============   ===========    ============
CLASS B SHARES:
Net asset value and offering
  price per share*  ............   $     10.63    $      13.53   $        30.99    $      18.57   $     26.27    $      20.06
                                   ===========    ============   ==============    ============   ===========    ============
CLASS C SHARES:
Net asset value and offering
  price per share*  ............   $     10.67    $      13.52              N/A    $      18.75   $     26.29    $      20.08
                                   ===========    ============   ==============    ============   ===========    ============
CLASS K SHARES:
Net asset value, offering price
  and redemption price per
  share  .......................   $     10.69    $      13.59   $        30.96    $      18.91   $     26.82    $      21.12
                                   ===========    ============   ==============    ============   ===========    ============
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per
  share  .......................   $     10.69    $      13.60   $        31.01    $      19.03   $     27.02    $      21.45
                                   ===========    ============   ==============    ============   ===========    ============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").


                     See Notes to Financial Statements.

                                     106





    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     -----------     ------------    ------------    -----------     -----------     -----------
    $    (4,103)    $   229,980     $   (988,576)   $    254,673    $   151,996     $  (159,753)    $(1,203,401)

     (7,057,822)     (5,223,791)     (54,438,124)      1,526,265     (9,080,204)       (100,243)      1,751,677

     (7,835,938)        881,877       52,193,846       6,966,049     16,798,386       6,830,459      27,580,381
         57,640          76,728           14,191          75,027         46,600          15,549          51,921
     78,670,960      94,952,879      258,415,393      98,467,781     60,883,958      18,324,263      56,433,403
    -----------     -----------     ------------    ------------    -----------     -----------     -----------
    $63,830,737     $90,917,673     $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $ 2,663,178     $ 3,659,435     $ 15,345,515    $  2,540,433    $ 1,039,716     $ 4,951,235     $ 2,158,035
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $ 3,185,153     $ 2,561,987     $  9,640,395    $  2,486,698    $ 1,951,969     $ 9,408,680     $   908,036
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $   702,082     $ 1,324,933     $  3,642,899    $    480,755    $   694,607     $ 2,226,938     $   469,417
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $ 1,018,751     $40,301,531     $ 80,935,221    $  6,200,401    $41,441,747     $    83,489     $ 2,491,515
    ===========     ===========     ============    ============    ===========     ===========     ===========
    $56,261,573     $43,069,787     $145,632,700    $ 95,581,508    $23,672,697     $ 8,239,933     $78,586,978
    ===========     ===========     ============    ============    ===========     ===========     ===========

        240,793         308,423          855,511         177,997         69,858         306,473         132,371
    ===========     ===========     ============    ============    ===========     ===========     ===========
        288,218         218,479          571,020         176,640        133,142         595,177          56,469
    ===========     ===========     ============    ============    ===========     ===========     ===========
         63,268         113,252          212,307          34,193         47,792         140,942          29,125
    ===========     ===========     ============    ============    ===========     ===========     ===========
         92,289       3,403,030        4,537,973         434,338      2,810,979           5,175         153,154
    ===========     ===========     ============    ============    ===========     ===========     ===========
      5,079,385       3,629,579        8,014,680       6,679,524      1,598,244         507,163       4,820,934
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $     11.06     $     11.86     $      17.94    $      14.27    $     14.88     $     16.16     $     16.30
    ===========     ===========     ============    ============    ===========     ===========     ===========
           5.50%           5.50%            5.50%           5.50%          5.50%           5.50%           5.50%
    $     11.70     $     12.56     $      18.98    $      15.10    $     15.75     $     17.10     $     17.25
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $     11.05     $     11.73     $      16.88    $      14.08    $     14.66     $     15.81     $     16.08
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $     11.10     $     11.70     $      17.16    $      14.06    $     14.53     $     15.80     $     16.12
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $     11.04     $     11.84     $      17.84    $      14.28    $     14.74     $     16.13     $     16.27
    ===========     ===========     ============    ============    ===========     ===========     ===========

    $     11.08     $     11.87     $      18.17    $      14.31    $     14.81     $     16.25     $     16.30
    ===========     ===========     ============    ============    ===========     ===========     ===========

                                     107





The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)
    (Continued)

                                      INCOME FUNDS
                                      ----------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    -----------
NET ASSETS consist of:
Undistributed net investment
  income/(loss)  ..................   $     21,983    $     13,388    $  (357,020)    $   (322,214)   $    (9,366)
Accumulated net realized
  gain/(loss) on investments sold       (5,921,773)    (25,961,179)       463,595         (568,099)      (620,524)
Net unrealized
  appreciation/(depreciation) of
  investments and foreign currency
  transactions  ...................    (12,707,007)    (14,822,650)    (1,665,300)     (10,334,024)    (2,520,401)
Par value  ........................         25,007          51,387         53,508           28,509          5,598
Paid-in capital in excess of par
  value  ..........................    248,903,981     506,170,538     53,036,306      288,122,862     54,765,903
                                      ------------    ------------    -----------     ------------    -----------
                                      $230,322,191    $465,451,484    $51,531,089     $276,927,034    $51,621,210
                                      ============    ============    ===========     ============    ===========
NET ASSETS:
Class A Shares  ...................   $  2,335,733    $  9,691,491    $   377,427     $  6,027,449    $ 1,358,775
                                      ============    ============    ===========     ============    ===========
Class B Shares  ...................   $  3,314,278    $  6,703,701    $   141,492     $  6,031,642    $   467,000
                                      ============    ============    ===========     ============    ===========
Class C Shares  ...................   $    513,287    $    914,271    $    74,269     $  1,781,300    $   183,683
                                      ============    ============    ===========     ============    ===========
Class K Shares  ...................   $ 44,746,243    $289,931,042    $    33,682     $184,132,270    $48,337,064
                                      ============    ============    ===========     ============    ===========
Class Y Shares  ...................   $179,412,650    $158,210,979    $50,904,219     $ 78,954,373    $ 1,274,688
                                      ============    ============    ===========     ============    ===========
SHARES OUTSTANDING:
Class A Shares  ...................        253,676       1,068,557         39,330          620,841        147,533
                                      ============    ============    ===========     ============    ===========
Class B Shares  ...................        360,023         740,777         14,782          620,996         50,544
                                      ============    ============    ===========     ============    ===========
Class C Shares  ...................         55,493         100,957          7,709          183,619         19,904
                                      ============    ============    ===========     ============    ===========
Class K Shares  ...................      4,858,846      32,012,303          3,505       18,954,257      5,241,883
                                      ============    ============    ===========     ============    ===========
Class Y Shares  ...................     19,478,727      17,464,171      5,285,515        8,129,107        138,143
                                      ============    ============    ===========     ============    ===========
CLASS A SHARES:
Net asset value and redemption
  price per share  ................   $       9.21    $       9.07    $      9.60     $       9.71    $      9.21
                                      ============    ============    ===========     ============    ===========
Maximum sales charge  .............           4.00%           4.00%          4.00%            4.00%          4.00%
Maximum offering price per share  .   $       9.59    $       9.45    $     10.00     $      10.11    $      9.59
                                      ============    ============    ===========     ============    ===========
CLASS B SHARES:
Net asset value and offering price
  per share*  .....................   $       9.21    $       9.05    $      9.57     $       9.71    $      9.24
                                      ============    ============    ===========     ============    ===========
CLASS C SHARES:
Net asset value and offering price
  per share*  .....................   $       9.25    $       9.06    $      9.63     $       9.70    $      9.23
                                      ============    ============    ===========     ============    ===========
CLASS K SHARES:
Net asset value, offering price
  and redemption price per share  .   $       9.21    $       9.06    $      9.61     $       9.71    $      9.22
                                      ============    ============    ===========     ============    ===========
CLASS Y SHARES:
Net asset value, offering price
  and redemption price per share  .   $       9.21    $       9.06    $      9.63     $       9.71    $      9.23
                                      ============    ============    ===========     ============    ===========

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.

                                     108





                                        MONEY MARKET FUNDS
    ------------------------------      -------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder
    Tax-Free          Short-            Cash              Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund
    ------------      ------------      --------------    ------------      -----------
    $    (23,860)     $    (38,709)                 --              --               --

        (667,316)          164,588              (4,951)       (141,028)          41,582

      (4,293,659)       (1,665,146)                 --              --               --
          15,333            23,802           1,297,482         385,529           60,302
     151,967,240       240,177,214       1,296,187,161     385,187,001       60,242,059
    ------------      ------------      --------------    ------------      -----------
    $146,997,738      $238,661,749      $1,297,479,692    $385,431,502      $60,343,943
    ============      ============      ==============    ============      ===========

    $  2,112,924      $  5,491,041      $  142,343,221    $ 80,168,383      $11,914,457
    ============      ============      ==============    ============      ===========
    $  1,506,984      $  1,105,097                  --              --               --
    ============      ============      ==============    ============      ===========
    $    132,362      $    290,731                  --              --               --
    ============      ============      ==============    ============      ===========
    $140,703,062      $225,700,671      $  902,150,420    $282,826,429      $22,659,989
    ============      ============      ==============    ============      ===========
    $  2,542,406      $  6,074,209      $  252,986,051    $ 22,436,690      $25,769,497
    ============      ============      ==============    ============      ===========

         220,487           547,561         142,349,939      80,151,658       11,916,365
    ============      ============      ==============    ============      ===========
         157,437           110,338                  --              --               --
    ============      ============      ==============    ============      ===========
          13,801            28,839                  --              --               --
    ============      ============      ==============    ============      ===========
      14,676,005        22,509,771         902,150,839     282,929,924       22,641,868
    ============      ============      ==============    ============      ===========
         265,352           605,453         252,981,427      22,447,358       25,744,128
    ============      ============      ==============    ============      ===========

    $       9.58      $      10.03      $         1.00    $       1.00      $      1.00
    ============      ============      ==============    ============      ===========
            4.00%             4.00%                --              --               --
    $       9.98      $      10.45      $         1.00    $       1.00      $      1.00
    ============      ============      ==============    ============      ===========

    $       9.57      $      10.02                 N/A             N/A              N/A
    ============      ============      ==============    ============      ===========

    $       9.59      $      10.08                 N/A             N/A              N/A
    ============      ============      ==============    ============      ===========

    $       9.59      $      10.03      $         1.00    $       1.00      $      1.00
    ============      ============      ==============    ============      ===========

    $       9.58      $      10.03      $         1.00    $       1.00      $      1.00
    ============      ============      ==============    ============      ===========

                                     109





The Munder Funds
  Statements of Operations, Period Ended December 31, 1999 (Unaudited)

                                    EQUITY FUNDS
                                    ---------------------------------------------------------------------------------------
                                                   Munder                        Munder         Munder         Munder
                                    Munder         Growth &       Munder         International  Micro-Cap      Multi-Season
                                    Balanced       Income         Index 500      Equity         Equity         Growth
                                    Fund           Fund           Fund           Fund           Fund           Fund
                                    ----------     ------------   ------------   -----------    -----------    -----------
INVESTMENT INCOME:
Interest  .......................   $  359,875     $    247,694   $  1,049,212   $    60,132    $    64,619    $ 1,104,655
Dividends (a)  ..................      107,760        2,569,656      8,283,270     1,891,164          7,926      2,870,227
Other  ..........................        6,494            6,163             --       172,913         14,335          1,194
                                    ----------     ------------   ------------   -----------    -----------    -----------
      Total investment income  ..      474,129        2,823,513      9,332,482     2,124,209         86,880      3,976,076
                                    ----------     ------------   ------------   -----------    -----------    -----------
EXPENSES:
Distribution and shareholder
 servicing fees:
  Class A Shares  ...............        2,128            7,182        532,308         8,599         14,658         60,948
  Class B Shares  ...............       11,206           18,073      1,674,361         7,406         82,004        432,619
  Class C Shares  ...............        2,317            6,366             --        11,939         34,157         60,794
Shareholder servicing fees:
  Class K Shares  ...............       30,972          225,701        356,146       135,025          3,652        369,471
Investment advisory fee  ........      121,364          834,799        701,120       809,042        278,944      3,375,254
Administration fee  .............       19,424          115,762        712,732       112,048         28,977        380,714
Transfer agent fee  .............        8,846           47,500        302,128        41,226         10,329        147,034
Custodian fees  .................       23,903           28,700        187,117        96,245         15,168         82,240
Legal and audit fees  ...........        1,906            9,445         44,612         8,137          1,868         30,048
Trustees'/Directors' fees and
  expenses  .....................          892            4,544         21,951         3,889            939         13,526
Amortization of organization
  costs  ........................           --               --             --            --             --             --
Registration and filing fees  ...        9,541           15,093         38,015        14,077         14,976         37,894
Other  ..........................           --           44,916        316,495        65,760         35,197        246,303
                                    ----------     ------------   ------------   -----------    -----------    -----------
      Total Expenses  ...........      232,499        1,358,081      4,886,985     1,313,393        520,869      5,236,845
Fees waived and/or expenses
  reimbursed by investment
  advisor  ......................           --               --     (1,107,790)           --         (4,682)      (628,415)
                                    ----------     ------------   ------------   -----------    -----------    -----------
      Net Expenses  .............      232,499        1,358,081      3,779,195     1,313,393        516,187      4,608,430
                                    ----------     ------------   ------------   -----------    -----------    -----------
NET INVESTMENT INCOME/(LOSS)  ...      241,630        1,465,432      5,553,287       810,816       (429,307)      (632,354)
                                    ----------     ------------   ------------   -----------    -----------    -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions (b)  ....    3,861,386        4,414,739      4,054,311    15,472,825     11,841,642     25,050,287
  Futures contracts  ............           --               --      1,279,532            --             --             --
  Foreign currency transactions             --               --             37        (1,014)            --             --
Net change in unrealized
 appreciation/(depreciation) of:
    Securities  .................     (609,121)     (18,042,122)    97,452,896    39,467,820     12,896,997     (6,604,880)
    Futures contracts  ..........           --               --       (270,484)           --             --             --
Foreign currency and net other
  assets  .......................           --               --             --         6,515             --             --
                                    ----------     ------------   ------------   -----------    -----------    -----------
Net realized and unrealized
  gain/(loss) on investments  ...    3,252,265      (13,627,383)   102,516,292    54,946,146     24,738,639     18,445,407
                                    ----------     ------------   ------------   -----------    -----------    -----------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS  ...................   $3,493,895     $(12,161,951)  $108,069,579   $55,756,962    $24,309,332    $17,813,053
                                    ==========     ============   ============   ===========    ===========    ===========

----------------
(a) Net of foreign withholding taxes of $6,680, $37,331, $114,119, $19,000,
    $194, $26,695 for Munder Growth & Income Fund, Munder Index 500 Fund, Munder International Equity Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $112,803 for Munder Framlington Emerging Markets Fund.

                     See Notes to Financial Statements.

                                     110



    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    ------------    -----------     ------------    -----------     ----------      -------------
    $     33,132    $    136,563    $   293,561     $    155,921    $    22,545     $    4,719      $    24,302
       2,834,384         806,465        195,039        1,015,509        596,490          1,888          244,536
              --          11,394         84,988            9,157         15,193         13,574           21,554
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
       2,867,516         954,422        573,588        1,180,587        634,228         20,181          290,392
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

           3,455           5,839         20,159            3,353            927          4,248            3,277
          21,203          14,131         41,023           16,176          7,168         35,441            3,402
           4,839           7,647         17,320            6,400          2,651          8,147              718

           2,599          72,909        126,863           10,138         39,077             83            2,545
         262,391         434,437      1,015,768          514,656        323,571         90,414          354,589
          36,880          60,290        140,879           72,328         26,912          9,392           36,835
          15,475          26,372         59,436           29,535          9,809          3,408           13,047
          12,201          19,046         40,039           21,995         96,328         18,546           83,071
           3,105           5,238         12,215            5,895          1,871            647            2,134
           1,508           2,568          5,880            2,895            933            336            1,251
           3,739              --             --            5,492            143            249            2,516
          10,570          14,658         16,906           12,673         11,800         10,931           11,520
          36,693          44,434         65,676           52,172         18,770          9,824            8,152
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
         414,658         707,569      1,562,164          753,708        539,960        191,666          523,057

              --              --             --               --        (57,728)       (15,386)         (19,222)
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
         414,658         707,569      1,562,164          753,708        482,232        176,280          503,835
    ------------    ------------    -----------     ------------    -----------     ----------      -----------
       2,452,858         246,853       (988,576)         426,879        151,996       (156,099)        (213,443)
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

      (5,110,835)     (1,386,140)     5,840,393        2,627,534      4,764,351        489,521        4,396,497
              --              --             --           88,111             --             --               --
              --              --             --               --       (167,024)        (3,791)        (137,507)

      (5,865,828)    (14,737,674)     9,051,278      (14,517,052)     9,558,003      8,311,125       17,317,835
              --              --             --               --             --             --               --
              --              --             --               --          2,430              8            7,626
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

     (10,976,663)    (16,123,814)    14,891,671      (11,801,407)    14,157,760      8,796,863       21,584,451
    ------------    ------------    -----------     ------------    -----------     ----------      -----------

    $ (8,523,805)   $(15,876,961)   $13,903,095     $(11,374,528)   $14,309,756     $8,640,764      $21,371,008
    ============    ============    ===========     ============    ===========     ==========      ===========

                                     111





The Munder Funds
  Statements of Operations, Period Ended December 31, 1999 (Unaudited)
    (Continued)

                                    INCOME FUNDS
                                    ----------------------------------------------------------------------
                                                   Munder         Munder         Munder U.S.    Munder
                                    Munder         Intermediate   International  Government     Michigan
                                    Bond           Bond           Bond           Income         Tax-Free
                                    Fund           Fund           Fund           Fund           Bond Fund
                                    -----------    ------------   ----------     -----------    -----------
INVESTMENT INCOME:
Interest (Net of foreign
  withholding taxes of $3,865
  for the Munder International
  Bond Fund)  ...................   $ 8,413,451    $ 16,390,876   $1,078,199     $ 9,819,193    $ 1,580,247
Other  ..........................        35,480          35,696          245          13,576             --
                                    -----------    ------------   ----------     -----------    -----------
Total investment income  ........     8,448,931      16,426,572    1,078,444       9,832,769      1,580,247
                                    -----------    ------------   ----------     -----------    -----------
EXPENSES:
Distribution and shareholder
  servicing fees:
    Class A Shares  .............         3,216          12,605          462           7,113          1,892
    Class B Shares  .............        15,037          21,468          679          22,472          2,632
    Class C Shares  .............         2,410           3,661          382           6,219            629
Shareholder servicing fees:
   Class K Shares  ..............        62,058         394,991           42         248,930         73,590
Investment advisory fee  ........       617,026       1,282,473      132,262         708,963        156,088
Administration fee  .............       128,232         266,157       27,477         147,351         32,466
Transfer agent fee  .............        49,543         105,128       10,267          57,254         13,294
Custodian fees  .................        37,875          68,850       27,546          39,052         19,102
Legal and audit fees  ...........         9,776          20,956        2,029          11,317          2,588
Trustees'/Directors' fees and
  expenses  .....................         4,762          10,057          972           5,459          1,237
Amortization of organization
  costs  ........................            --              --        2,895              --             --
Registration nd filing fees  ....        14,981          19,999       15,132          14,928          1,749
Other  ..........................        60,193          74,538       23,575          52,722         14,215
                                    -----------    ------------   ----------     -----------    -----------
         Total Expenses  ........     1,005,109       2,280,883      243,720       1,321,780        319,482
                                    -----------    ------------   ----------     -----------    -----------
NET INVESTMENT INCOME  ..........     7,443,822      14,145,689      834,724       8,510,989      1,260,765
                                    -----------    ------------   ----------     -----------    -----------
NET REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
   Security transactions  .......    (3,816,481)     (5,219,821)     513,928        (554,720)      (609,766)
   Foreign currency transactions             --              --      (38,812)             --             --
Net change in unrealized
  appreciation/(depreciation) of:
    Securities  .................    (4,648,858)     (4,947,459)     620,949      (7,625,242)    (1,932,184)
    Foreign currency and net
      other assets  .............            --              --       17,918              --             --
                                    -----------    ------------   ----------     -----------    -----------
Net realized and unrealized
  gain/(loss) on investments  ...    (8,465,339)    (10,167,280)   1,113,983      (8,179,962)    (2,541,950)
                                    -----------    ------------   ----------     -----------    -----------
NET INCREASE/(DECREASE) IN NET
  ASSETS RESULTING FROM
  OPERATIONS  ...................   $(1,021,517)   $  3,978,409   $1,948,707     $   331,027    $(1,281,185)
                                    ===========    ============   ==========     ===========    ===========

                     See Notes to Financial Statements.

                                     112





                                    MONEY MARKET FUNDS
    ----------------------------    --------------------------------------------
                    Munder                                          Munder
    Munder          Tax-Free        Munder          Munder          U.S.
    Tax-Free        Short-          Cash            Tax-Free        Treasury
    Bond            Intermediate    Investment      Money Market    Money Market
    Fund            Bond Fund       Fund            Fund            Fund
    -----------     -----------     -----------     ----------      ----------
    $ 4,254,069     $ 6,122,544     $39,544,185     $6,526,462      $1,676,840
             --              --              --             --              --
    -----------     -----------     -----------     ----------      ----------
      4,254,069       6,122,544      39,544,185      6,526,462       1,676,840
    -----------     -----------     -----------     ----------      ----------

          2,655           6,531         172,963         94,945          18,516
          4,592           6,299              --             --              --
            856             594              --             --              --

        199,986         312,070         732,632        208,299          16,984
        414,941         657,137       2,507,074        660,749         116,014
         86,268         136,610         743,898        196,126          34,127
         36,871          54,500         322,482         71,508          15,583
         30,756          41,945         155,110         47,342          15,346
          7,001          10,946          52,189         13,921           3,042
          3,374           5,288          24,916          6,640           1,345
             --              --              --             --              --
         12,867          16,456          38,289         13,376           7,223
         15,868          36,883          38,425         63,153           8,888
    -----------     -----------     -----------     ----------      ----------
        816,035       1,285,259       4,787,978      1,376,059         237,068
    -----------     -----------     -----------     ----------      ----------
      3,438,034       4,837,285      34,756,207      5,150,403       1,439,772
    -----------     -----------     -----------     ----------      ----------

       (667,689)        370,049              --         (8,084)             --
             --              --              --             --              --

     (5,086,386)     (3,603,820)             --             --              --
             --              --              --             --              --
    -----------     -----------     -----------     ----------      ----------
     (5,754,075)     (3,233,771)             --         (8,084)             --
    -----------     -----------     -----------     ----------      ----------

    $(2,316,041)    $ 1,603,514     $34,756,207     $5,142,319      $1,439,772
    ===========     ===========     ===========     ==========      ==========

                                     113




The Munder Funds
  Statements of Changes in Net Assets, Period Ended December 31, 1999 (Unaudited)

                                    EQUITY FUNDS
                                    -----------------------------------------------------------------------------------------
                                                   Munder                          Munder         Munder         Munder
                                    Munder         Growth &       Munder           International  Micro-Cap      Multi-Season
                                    Balanced       Income         Index 500        Equity         Equity         Growth
                                    Fund           Fund           Fund             Fund           Fund           Fund
                                    ------------   ------------   --------------   ------------   -----------    ------------
Net investment income/(loss)  ...   $    241,630   $  1,465,432   $    5,553,287   $    810,816   $  (429,307)   $   (632,354)
Net realized gain/(loss) on
  investments sold  .............      3,861,386      4,414,739        5,333,880     15,471,811    11,841,642      25,050,287
Net change in unrealized
  appreciation/ (depreciation)
  of investments  ...............       (609,121)   (18,042,122)      97,182,412     39,474,335    12,896,997      (6,604,880)
                                    ------------   ------------   --------------   ------------   -----------    ------------
Net increase/(decrease) in net
  assets resulting from
  operations  ...................      3,493,895    (12,161,951)     108,069,579     55,756,962    24,309,332      17,813,053
Dividends to shareholders from
  net investment income:
    Class A Shares  .............        (10,744)       (40,727)      (2,682,639)       (36,839)           --              --
    Class B Shares  .............         (6,559)       (11,076)      (1,605,371)        (3,995)           --              --
    Class C Shares  .............         (1,327)        (3,652)              --         (5,583)           --              --
    Class K Shares  .............       (153,144)    (1,149,047)      (1,640,874)      (677,814)           --              --
    Class Y Shares  .............        (50,289)      (233,313)      (2,248,093)      (717,546)           --              --
Distributions to shareholders
  from net realized gains:
    Class A Shares  .............       (439,740)      (226,313)      (4,022,665)      (572,043)           --      (2,340,098)
    Class B Shares  .............       (640,901)      (142,947)      (3,182,924)      (157,754)           --      (6,210,187)
    Class C Shares  .............       (124,756)       (52,897)              --       (224,004)           --        (814,812)
    Class K Shares  .............     (6,544,611)    (7,199,658)      (2,699,949)   (10,135,297)           --     (18,930,584)
    Class Y Shares  .............     (1,916,915)    (1,232,719)      (3,123,424)    (8,856,940)           --     (18,414,803)
Net increase/(decrease) in net
  assets from Fund share
  transactions:
    Class A Shares  .............      1,038,338      1,791,672       58,114,091    (10,138,022)    2,239,226       8,674,919
    Class B Shares  .............      1,549,586        109,312       55,893,402        803,548     3,230,194     (22,855,229)
    Class C Shares  .............        396,691       (300,629)              --        463,351       356,374        (486,088)
    Class K Shares  .............      1,228,003    (21,644,783)      21,257,310       (380,717)      247,459      16,218,587
    Class Y Shares  .............     (8,630,631)    (7,904,076)       9,333,840    (19,030,756)   (1,571,132)    (10,590,529)
                                    ------------   ------------   --------------   ------------   -----------    ------------
Net increase/(decrease) in net
  assets  .......................    (10,813,104)   (50,402,804)     231,462,283      6,086,551    28,811,453     (37,935,771)
NET ASSETS:
Beginning of period  ............     46,782,572    255,376,123    1,303,437,646    224,024,825    50,271,369     804,286,749
                                    ------------   ------------   --------------   ------------   -----------    ------------
End of period  ..................   $ 35,969,468   $204,973,319   $1,534,899,929   $230,111,376   $79,082,822    $766,350,978
                                    ============   ============   ==============   ============   ===========    ============
Undistributed net investment
  income/(loss)  ................   $     33,812   $     58,121   $   (2,623,690)  $   (429,628)  $  (429,307)   $   (632,354)
                                    ============   ============   ==============   ============   ===========    ============

                     See Notes to Financial Statements.

                                     114



    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $  2,452,858    $    246,853    $   (988,576)   $    426,879    $   151,996     $  (156,099)    $  (213,443)
      (5,110,835)     (1,386,140)      5,840,393       2,715,645      4,597,327         485,730       4,258,990

      (5,865,828)    (14,737,674)      9,051,278     (14,517,052)     9,560,433       8,311,133      17,325,461
    ------------    ------------    ------------    ------------    -----------     -----------     -----------

      (8,523,805)    (15,876,961)     13,903,095     (11,374,528)    14,309,756       8,640,764      21,371,008

         (94,782)           (150)             --          (1,941)            --              --         (15,604)
        (121,566)             --              --              --             --              --              --
         (27,446)             --              --              --             --              --              --
         (64,937)         (2,138)             --          (6,196)            --              --         (18,967)
      (2,148,230)        (31,077)             --        (164,069)            --              --        (851,344)

              --              --              --         (13,659)            --              --         (67,545)
              --              --              --         (16,856)            --              --         (25,644)
              --              --              --          (8,269)            --              --         (15,041)
              --              --              --         (43,610)            --              --         (80,151)
              --              --              --        (632,101)            --              --      (2,455,083)

        (458,579)     (1,726,159)    (11,611,692)       (237,001)      (104,531)        (74,398)     (1,532,063)
      (1,447,696)       (363,456)         89,218        (972,537)       385,300        (564,143)        182,709
        (386,234)       (319,702)       (417,212)     (1,177,147)        75,104        (190,758)        255,193
        (899,069)    (25,517,567)    (44,895,740)     (3,463,847)    (3,337,185)         (9,342)        143,116
      (3,247,461)    (10,295,383)    (27,352,025)    (33,668,597)       598,503          28,901       1,362,731
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
     (17,419,805)    (54,132,593)    (70,284,356)    (51,780,358)    11,926,947       7,831,024      18,253,315

      81,250,542     145,050,266     325,481,086     159,070,153     56,873,789      17,079,251      66,360,666
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $ 63,830,737    $ 90,917,673    $255,196,730    $107,289,795    $68,800,736     $24,910,275     $84,613,981
    ============    ============    ============    ============    ===========     ===========     ===========
    $     (4,103)   $    229,980    $   (988,576)   $    254,673    $   151,996     $  (159,753)    $(1,203,401)
    ============    ============    ============    ============    ===========     ===========     ===========

                                     115




The Munder Funds
  Statements of Changes in Net Assets, Period Ended December 31, 1999 (Unaudited)
    (Continued)

                                      INCOME FUNDS
                                      ----------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    ------------
Net investment income  ............   $  7,443,822    $ 14,145,689    $   834,724     $  8,510,989    $  1,260,765
Net realized gain/(loss) on
  investments sold  ...............     (3,816,481)     (5,219,821)       475,116         (554,720)       (609,766)
Net change in unrealized
  appreciation/(depreciation) of
  investments  ....................     (4,648,858)     (4,947,459)       638,867       (7,625,242)     (1,932,184)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease) in net
  assets resulting from operations      (1,021,517)      3,978,409      1,948,707          331,027      (1,281,185)
Dividends to shareholders from net
  investment income:
  Class A Shares  .................        (81,002)       (287,876)       (18,709)        (187,681)        (30,826)
  Class B Shares  .................        (85,310)       (118,013)        (6,250)        (131,763)         (9,160)
  Class C Shares  .................        (12,916)        (19,670)        (3,487)         (36,937)         (2,303)
  Class K Shares  .................     (1,562,464)     (9,163,388)        (1,754)      (6,452,228)     (1,249,739)
  Class Y Shares  .................     (6,271,906)     (5,477,695)    (2,663,378)      (2,471,016)        (31,667)
Distributions to shareholders from
  net realized gains:  ............
  Class A Shares  .................        (16,458)             --             --             (248)             --
  Class B Shares  .................        (18,891)             --             --             (209)             --
  Class C Shares  .................         (3,023)             --             --              (59)             --
  Class K Shares  .................       (297,938)             --             --           (7,580)             --
  Class Y Shares  .................     (1,136,861)             --             --           (2,921)             --
Net increase/(decrease) in net
 assets from Fund share transactions:
  Class A Shares  .................        (68,419)       (393,295)        23,694        1,718,782      (1,025,931)
  Class B Shares  .................        843,878       3,037,398          5,021        1,488,783        (136,463)
  Class C Shares  .................        101,845         324,219            408          632,138          74,365
  Class K Shares  .................     (4,590,066)    (42,834,424)         7,407      (22,945,168)    (13,279,382)
  Class Y Shares  .................    (13,231,528)    (31,292,236)       446,454        7,964,471        (179,781)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease) in net
  assets  .........................    (27,452,576)    (82,246,571)      (261,887)     (20,100,609)    (17,152,072)
NET ASSETS:  ......................
Beginning of period  ..............    257,774,767     547,698,055     51,792,976      297,027,643      68,773,282
                                      ------------    ------------    -----------     ------------    ------------
End of period  ....................   $230,322,191    $465,451,484    $51,531,089     $276,927,034    $ 51,621,210
                                      ============    ============    ===========     ============    ============
Undistributed net investment
  income/(loss)  ..................   $     21,983    $     13,388    $  (357,020)    $   (322,214)   $     (9,366)
                                      ============    ============    ===========     ============    ============

                     See Notes to Financial Statements.

                                     116





                                        MONEY MARKET FUNDS
    ------------------------------      -------------------------------------------------
                      Munder
    Munder            Tax-Free          Munder            Munder            Munder
    Tax-Free          Short-            Cash              Tax-Free          U.S. Treasury
    Bond              Intermediate      Investment        Money Market      Money Market
    Fund              Bond Fund         Fund              Fund              Fund
    ------------      ------------      --------------    ------------      ------------
    $  3,438,034      $  4,837,285      $   34,756,207    $  5,150,403      $  1,439,772
        (667,689)          370,049                  --          (8,084)               --

      (5,086,386)       (3,603,820)                 --              --                --
    ------------      ------------      --------------    ------------      ------------

      (2,316,041)        1,603,514          34,756,207       5,142,319         1,439,772

         (45,805)         (101,908)         (3,290,481)     (1,009,080)         (317,255)
         (17,408)          (19,767)                 --              --                --
          (3,020)           (2,138)                 --              --                --
      (3,466,535)       (4,813,916)        (23,587,838)     (3,798,616)         (490,279)
         (64,274)         (135,344)         (7,877,888)       (342,707)         (632,238)

         (15,960)          (24,533)                 --              --                --
          (6,652)           (6,322)                 --              --                --
          (2,012)             (515)                 --              --                --
      (1,280,935)       (1,268,135)                 --              --                --
         (22,655)          (31,956)                 --              --                --

        (130,549)          (56,816)          6,645,150      12,323,442       (15,122,363)
         790,260          (155,376)                 --              --                --
        (277,901)          142,285                  --              --                --
     (26,188,056)      (38,687,547)         32,439,722      (6,703,222)          881,520
        (161,698)         (901,932)       (105,144,564)        646,322        (8,199,937)
    ------------      ------------      --------------    ------------      ------------
     (33,209,241)      (44,460,406)        (66,059,692)      6,258,458       (22,440,780)

     180,206,979       283,122,155       1,363,539,384     379,173,044        82,784,723
    ------------      ------------      --------------    ------------      ------------
    $146,997,738      $238,661,749      $1,297,479,692    $385,431,502      $ 60,343,943
    ============      ============      ==============    ============      ============
    $    (23,860)     $    (38,709)     $           --    $         --      $         --
    ============      ============      ==============    ============      ============

                                     117




The Munder Funds
  Statements of Changes in Net Assets, Year Ended June 30, 1999

                                   EQUITY FUNDS
                                   ---------------------------------------------------------------------------------------
                                                  Munder                        Munder         Munder         Munder
                                   Munder         Growth &       Munder         International  Micro-Cap      Multi-Season
                                   Balanced       Income         Index 500      Equity         Equity         Growth
                                   Fund           Fund           Fund           Fund           Fund           Fund
                                   ------------   ------------   -------------- ------------   -----------    ------------
Net investment income/(loss)  ..   $  1,237,873   $  3,632,954   $   10,065,348 $  2,457,024   $  (623,751)   $   (691,376)
Net realized gain/(loss) on
  investments sold  ............     14,076,577     10,528,419       16,041,464    9,078,930    (6,696,854)     89,416,385
Net change in unrealized
  appreciation/ (depreciation)
  of investments  ..............    (10,208,561)     1,735,753      180,563,695   10,045,666    10,124,607       9,480,176
                                   ------------   ------------   -------------- ------------   -----------    ------------
Net increase/(decrease) in net
  assets resulting from
  operations  ..................      5,105,889     15,897,126      206,670,507   21,581,620     2,804,002      98,205,185
Dividends to shareholders from
  net investment income:
    Class A Shares  ............        (20,597)       (75,395)      (2,632,324)      (59,090)          --              --
    Class B Shares  ............         (9,726)       (11,422)      (1,254,520)       (6,706)          --              --
    Class C Shares  ............         (1,589)        (4,869)              --       (12,169)          --              --
    Class K Shares  ............       (495,656)    (2,515,841)      (1,806,046)   (1,142,060)          --              --
    Class Y Shares  ............       (653,889)      (546,965)      (3,323,108)   (1,239,749)          --        (345,882)
Distributions to shareholders
 in excess of net investment
 income:
    Class A Shares  ............             --             --               --           --            --              --
    Class B Shares  ............             --             --               --           --            --              --
    Class C Shares  ............             --             --               --           --            --              --
    Class K Shares  ............             --             --               --           --            --              --
    Class Y Shares  ............             --             --               --           --            --              --
Distributions to shareholders
 from net realized gains:
    Class A Shares  ............       (111,254)      (453,417)      (2,169,071)      (76,269)    (158,713)     (2,451,617)
    Class B Shares  ............        (91,842)      (202,291)      (1,537,617)      (13,857)    (282,930)     (7,432,162)
    Class C Shares  ............        (12,800)       (66,154)              --       (25,947)    (123,793)     (1,028,461)
    Class K Shares  ............     (3,289,822)   (18,732,778)      (1,904,925)   (1,540,788)     (44,400)    (22,000,121)
    Class Y Shares  ............     (3,992,119)    (3,210,916)      (2,728,139)   (1,475,693)    (301,983)    (21,500,520)
Distributions to shareholders
 in excess of realized gains:
    Class A Shares  ............             --             --               --           --            --              --
    Class B Shares  ............             --             --               --           --            --              --
    Class C Shares  ............             --             --               --           --            --              --
    Class K Shares  ............             --             --               --           --            --              --
    Class Y Shares  ............             --             --               --           --            --              --
Distributions to shareholders
 from capital:
    Class A Shares  ............             --             --               --           --            --              --
    Class B Shares  ............             --             --               --           --            --              --
    Class C Shares  ............             --             --               --           --            --              --
    Class K Shares  ............             --             --               --           --            --              --
    Class Y Shares  ............             --             --               --           --            --              --
Net increase/(decrease) in net
 assets from Fund share
 transactions:
    Class A Shares  ............        701,203     (4,014,850)     134,515,408    8,893,119    (1,056,169)     14,240,459
    Class B Shares  ............      1,149,209      1,998,157      134,033,626      (67,178)   (2,329,218)     (4,872,510)
    Class C Shares  ............        239,877       (421,392)              --       99,990    (1,095,036)     (1,410,384)
    Class K Shares  ............     (3,404,875)    (2,066,361)      61,622,699   (7,374,138)     (354,975)     56,882,761
    Class Y Shares  ............    (28,897,431)     5,560,859      (43,886,978) (10,808,955)      599,445     (60,956,845)
                                   ------------   ------------   -------------- ------------   -----------    ------------
Net increase/(decrease) in net
  assets  ......................    (33,785,422)    (8,866,509)     475,599,512    6,732,130    (2,343,770)     47,329,903
NET ASSETS:
Beginning of period  ...........     80,567,994    264,242,632      827,838,134  217,292,695    52,615,139     756,956,846
                                   ------------   ------------   -------------- ------------   -----------    ------------
End of period  .................   $ 46,782,572   $255,376,123   $1,303,437,646 $224,024,825   $50,271,369    $804,286,749
                                   ============   ============   ============== ============   ===========    ============
Undistributed net investment
  income/(loss)  ...............   $     14,245   $     30,504   $           -- $    201,333   $        --    $         --
                                   ============   ============   ============== ============   ===========    ============

                     See Notes to Financial Statements.

                                     118





    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $  4,085,199    $    747,138    $ (1,192,489)   $  1,171,383    $   193,154     $  (307,022)    $    35,565
      (1,754,780)     (3,939,228)    (59,134,679)       (179,867)    (7,298,698)       (472,670)        433,878

      (9,497,908)     (5,751,711)     16,665,056      (3,617,537)    19,150,617      (1,882,965)      3,799,029
    ------------    ------------    ------------    ------------    -----------     -----------     -----------

      (7,167,489)     (8,943,801)    (43,662,112)     (2,626,021)    12,045,073      (2,662,657)      4,268,472

        (148,737)        (32,483)             --         (17,723)            --              --              --
        (229,771)           (590)             --              --             --              --              --
         (51,338)           (365)             --              --             --              --              --
         (90,219)       (301,291)             --         (30,305)            --              --              --
      (3,909,906)       (420,084)             --        (770,952)            --              --              --

              --         (11,564)             --              --             --              --              --
              --          (4,201)             --              --             --              --              --
              --          (2,599)             --              --             --              --              --
              --         (26,396)             --              --             --              --              --
              --              --        (245,135)             --             --              --              --

         (92,242)       (182,203)     (1,595,064)       (239,222)            --         (34,003)         (1,318)
        (173,403)        (68,000)       (920,567)        (65,020)            --         (61,201)           (264)
         (39,951)        (42,037)       (370,434)        (41,943)            --         (18,261)            (92)
         (60,204)     (1,344,886)     (9,282,837)       (416,053)            --          (1,180)           (904)
      (2,367,839)     (1,361,469)    (12,457,292)     (5,372,785)            --         (38,003)        (31,731)

              --              --              --              --             --          (6,191)             --
              --              --              --              --             --         (11,143)             --
              --              --              --              --             --          (3,325)             --
              --              --              --              --             --            (215)             --
              --              --              --              --             --          (6,919)             --

         (21,931)             --              --              --             --              --              --
         (38,530)             --              --              --             --              --              --
          (8,546)             --              --              --             --              --              --
         (12,479)             --              --              --             --              --              --
        (522,878)             --              --              --             --              --              --

          49,263      (1,568,355)      4,650,565      (3,384,827)       238,069        (995,684)        892,175
        (576,360)        337,976      (2,785,595)      1,530,743        479,951        (905,614)        (36,560)
         (26,150)        116,967      (1,252,201)        672,528        277,007      (1,224,944)        (27,499)
         480,851      (2,862,277)     (7,189,080)     (3,137,313)    (3,994,617)        (82,506)       (479,640)
      (1,066,406)     (5,824,485)     (9,567,847)    (16,271,565)       429,997         483,685      (7,524,088)
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
     (16,074,265)    (22,542,143)    (84,677,599)    (30,170,458)     9,475,480      (5,568,161)     (2,941,449)

      97,324,807     167,592,409     410,158,685     189,240,611     47,398,309      22,647,412      69,302,115
    ------------    ------------    ------------    ------------    -----------     -----------     -----------
    $ 81,250,542    $145,050,266    $325,481,086    $159,070,153    $56,873,789     $17,079,251     $66,360,666
    ============    ============    ============    ============    ===========     ===========     ===========
    $         --    $     16,492    $         --    $         --    $        --     $    (3,654)    $  (104,043)
    ============    ============    ============    ============    ===========     ===========     ===========

                                     119




The Munder Funds
  Statements of Changes in Net Assets, Year Ended June 30, 1999
    (Continued)

                                      INCOME FUNDS
                                      ---------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    -----------
Net investment income  ............   $ 15,805,008    $ 31,114,588    $ 1,756,534     $ 17,445,233    $ 2,679,295
Net realized gain/(loss) on
  investments sold  ...............        113,541        (638,020)       869,858         (332,111)       363,391
Net change in unrealized
  appreciation/(depreciation) of
  investments  ....................    (10,652,037)    (13,474,110)      (617,503)     (10,742,077)    (2,577,732)
                                      ------------    ------------    -----------     ------------    -----------
Net increase in net assets
  resulting from operations  ......      5,266,512      17,002,458      2,008,889        6,371,045        464,954
Dividends to shareholders from net
  investment income:
  Class A Shares  .................       (110,890)       (467,224)        (5,912)        (213,866)       (84,644)
  Class B Shares  .................        (76,952)       (104,235)        (1,778)        (169,414)       (20,266)
  Class C Shares  .................        (13,121)        (10,373)           (43)         (33,137)        (7,361)
  Class K Shares  .................     (2,596,504)    (18,796,958)        (1,327)     (11,734,377)    (2,518,676)
  Class Y Shares  .................    (12,260,301)    (11,485,716)    (1,019,898)      (4,114,959)       (43,650)
Distributions to shareholders from
  net realized gains:
  Class A Shares  .................             --              --         (4,410)          (4,336)       (29,157)
  Class B Shares  .................             --              --         (1,957)          (4,239)       (10,432)
  Class C Shares  .................             --              --            (50)            (976)        (3,824)
  Class K Shares  .................             --              --         (1,083)        (254,250)    (1,053,829)
  Class Y Shares  .................             --              --       (732,896)         (84,482)       (15,888)
Distributions in excess of net
  realized capital gains:
  Class A Shares  .................             --              --             --           (1,949)            --
  Class B Shares  .................             --              --             --           (1,905)            --
  Class C Shares  .................             --              --             --             (439)            --
  Class K Shares  .................             --              --             --         (114,252)            --
  Class Y Shares  .................             --              --             --          (37,964)            --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares  .................      1,082,357       3,155,208        204,393        2,106,533        717,704
  Class B Shares  .................      2,032,030       3,287,122         32,380        3,922,510         24,599
  Class C Shares  .................        386,963         552,291         52,731        1,142,790         40,325
  Class K Shares  .................     10,118,927      (7,527,036)       (53,407)       1,090,361      9,613,181
  Class Y Shares  .................    (13,039,842)    (28,657,896)     1,107,190        4,931,332        553,700
                                      ------------    ------------    -----------     ------------    -----------
Net increase/(decrease) in net
  assets  .........................     (9,210,821)    (43,052,359)     1,582,822        2,794,026      7,626,736
NET ASSETS:
Beginning of period  ..............    266,985,588     590,750,414     50,210,154      294,233,617     61,146,546
                                      ------------    ------------    -----------     ------------    -----------
End of period  ....................   $257,774,767    $547,698,055    $51,792,976     $297,027,643    $68,773,282
                                      ============    ============    ===========     ============    ===========
Undistributed net investment
  income  .........................   $    591,759    $    934,341    $ 1,501,834     $    446,422    $    53,564
                                      ============    ============    ===========     ============    ===========

                     See Notes to Financial Statements.

                                     120




                                    MONEY MARKET FUNDS
    ----------------------------    --------------------------------------------
                    Munder                                          Munder
    Munder          Tax-Free        Munder          Munder          U.S.
    Tax-Free        Short-          Cash            Tax-Free        Treasury
    Bond            Intermediate    Investment      Money Market    Money Market
    Fund            Bond Fund       Fund            Fund            Fund
    ------------    ------------    --------------  ------------    ------------
    $  7,648,203    $ 10,994,745    $   59,625,542  $  8,687,533    $  4,091,365
       4,151,537       2,619,695                --         2,388              --

      (9,789,711)     (6,462,466)               --            --              --
    ------------    ------------    --------------  ------------    ------------
       2,010,029       7,151,974        59,625,542     8,689,921       4,091,365

         (97,210)       (232,599)       (5,702,448)   (1,771,500)       (462,365)
         (23,614)        (28,549)               --            --              --
          (2,137)         (1,046)               --            --              --
      (7,417,078)    (10,424,146)      (38,263,538)   (6,347,694)     (2,092,400)
        (144,808)       (337,854)      (15,659,556)     (568,339)     (1,536,600)

         (93,983)        (57,554)               --            --              --
         (25,703)         (9,614)               --            --              --
          (1,675)           (136)               --            --              --
      (6,883,736)     (2,598,200)               --            --              --
        (114,516)        (78,091)               --            --              --

              --              --                --            --              --
              --              --                --            --              --
              --              --                --            --              --
              --              --                --            --              --
              --              --                --            --              --

           1,759        (822,519)        2,045,869    (4,164,201)     18,394,886
         334,729         855,361                --            --              --
         383,951         155,186                --            --              --
      (7,856,749)    (20,332,001)      196,865,078    83,938,192     (19,470,068)
      (1,103,133)     (2,156,522)       30,706,000     1,392,428      (3,469,552)
    ------------    ------------    --------------  ------------    ------------
     (21,033,874)    (28,916,310)      229,616,947    81,168,807      (4,544,734)

     201,240,853     312,038,465     1,133,922,437   298,004,237      87,329,457
    ------------    ------------    --------------  ------------    ------------
    $180,206,979    $283,122,155    $1,363,539,384  $379,173,044    $ 82,784,723
    ============    ============    ==============  ============    ============
    $    135,148    $    197,079    $           --  $         --    $         --
    ============    ============    ==============  ============    ============

                                     121




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999
    (Unaudited)

                                 EQUITY FUNDS
                                 --------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    -------------   ------------    ------------    -------------
Amount
Class A Shares:
Sold  ........................   $    946,306    $  7,767,445    $ 168,408,817   $ 52,427,542    $ 17,216,215    $ 337,889,332
Issued as reinvestment of
  dividends  .................        398,326         159,863        3,877,512        369,828              --        1,622,149
Redeemed  ....................       (306,294)     (6,135,636)    (114,172,238)   (62,935,392)    (14,976,989)    (330,836,562)
                                 ------------    ------------    -------------   ------------    ------------    -------------
Net increase/(decrease)  .....   $  1,038,338    $  1,791,672    $  58,114,091   $(10,138,022)   $  2,239,226    $   8,674,919
                                 ============    ============    =============   ============    ============    =============
Class B Shares:
Sold  ........................   $  1,814,015    $  1,002,419    $  74,430,693   $  1,012,223    $  5,581,312    $   5,859,171
Issued as reinvestment of
  dividends  .................        433,176          88,195        2,464,172         73,313              --        2,533,148
Redeemed  ....................       (697,605)       (981,302)     (21,001,463)      (281,988)     (2,351,118)     (31,247,548)
                                 ------------    ------------    -------------   ------------    ------------    -------------
Net increase/(decrease)  .....   $  1,549,586    $    109,312    $  55,893,402   $    803,548    $  3,230,194    $ (22,855,229)
                                 ============    ============    =============   ============    ============    =============
Class C Shares:
Sold  ........................   $    864,339    $    645,360    $          --   $  4,982,615    $  1,645,421    $   5,186,858
Issued as reinvestment of
  dividends  .................         31,498          20,875               --         38,384              --           63,530
Redeemed  ....................       (499,146)       (966,864)              --     (4,557,648)     (1,289,047)      (5,736,476)
                                 ------------    ------------    -------------   ------------    ------------    -------------
Net increase/(decrease)  .....   $    396,691    $   (300,629)   $          --   $    463,351    $    356,374    $    (486,088)
                                 ============    ============    =============   ============    ============    =============
Class K Shares:
Sold  ........................   $  7,546,312    $ 22,873,038    $  41,187,487   $ 13,555,767    $    601,828    $  72,822,062
Issued as reinvestment of
  dividends  .................             --           1,118            8,233          6,284              --          120,077
Redeemed  ....................     (6,318,309)    (44,518,939)     (19,938,410)   (13,942,768)       (354,369)     (56,723,552)
                                 ------------    ------------    -------------   ------------    ------------    -------------
Net increase/(decrease)  .....   $  1,228,003    $(21,644,783)   $  21,257,310   $   (380,717)   $    247,459    $  16,218,587
                                 ============    ============    =============   ============    ============    =============
Class Y Shares:
Sold  ........................   $  2,298,509    $  3,209,777    $  38,203,913   $ 10,687,375    $  2,107,120    $  29,580,565
Issued as reinvestment of
  dividends  .................         66,405          43,133          211,221        303,077              --          890,816
Redeemed  ....................    (10,995,545)    (11,156,986)     (29,081,294)   (30,021,208)     (3,678,252)     (41,061,910)
                                 ------------    ------------    -------------   ------------    ------------    -------------
Net increase/(decrease)  .....   $ (8,630,631)   $ (7,904,076)   $   9,333,840   $(19,030,756)   $ (1,571,132)   $ (10,590,529)
                                 ============    ============    =============   ============    ============    =============

                     See Notes to Financial Statements.

                                     122





    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $   841,898     $ 29,529,924    $ 102,464,797   $    834,278    $  1,169,623    $   975,472     $ 13,105,047
         55,045              130                7         11,025              --             --           83,422
     (1,355,522)     (31,256,213)    (114,076,496)    (1,082,304)     (1,274,154)    (1,049,870)     (14,720,532)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (458,579)    $ (1,726,159)   $ (11,611,692)  $   (237,001)   $   (104,531)   $   (74,398)    $ (1,532,063)
    ===========     ============    =============   ============    ============    ===========     ============

    $   543,570     $    619,986    $   2,304,447   $    966,033    $  1,291,218    $   908,517     $    576,185
         38,740               --              348          5,041              --             --           21,092
     (2,030,006)        (983,442)      (2,215,577)    (1,943,611)       (905,918)    (1,472,660)        (414,568)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $(1,447,696)    $   (363,456)   $      89,218   $   (972,537)   $    385,300    $  (564,143)    $    182,709
    ===========     ============    =============   ============    ============    ===========     ============

    $    40,180     $    276,397    $     538,102   $    122,695    $    287,233    $   271,008     $    678,338
          9,321               --               --          5,962              --             --           12,538
       (435,735)        (596,099)        (955,314)    (1,305,804)       (212,129)      (461,766)        (435,683)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (386,234)    $   (319,702)   $    (417,212)  $ (1,177,147)   $     75,104    $  (190,758)    $    255,193
    ===========     ============    =============   ============    ============    ===========     ============

    $   303,374     $  6,524,489    $   7,173,209   $    173,786    $  7,116,629    $        --     $    157,196
             --               --               --             39              --             --               --
     (1,202,443)     (32,042,056)     (52,068,949)    (3,637,672)    (10,453,814)        (9,342)         (14,080)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $  (899,069)    $(25,517,567)   $ (44,895,740)  $ (3,463,847)   $ (3,337,185)   $    (9,342)    $    143,116
    ===========     ============    =============   ============    ============    ===========     ============

    $ 6,197,987     $  1,397,868    $   4,458,988   $  4,032,588    $  2,829,717    $   190,011     $  5,210,408
        530,331            6,500               --        121,074              --             --          653,347
     (9,975,779)     (11,699,751)     (31,811,013)   (37,822,259)     (2,231,214)      (161,110)      (4,501,024)
    -----------     ------------    -------------   ------------    ------------    -----------     ------------
    $(3,247,461)    $(10,295,383)   $ (27,352,025)  $(33,668,597)   $    598,503    $    28,901     $  1,362,731
    ===========     ============    =============   ============    ============    ===========     ============

                                     123





The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)
    (Continued)

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------
                                                Munder                        Munder         Munder         Munder
                                 Munder         Growth &       Munder         International  Micro-Cap      Multi-Season
                                 Balanced       Income         Index 500      Equity         Equity         Growth
                                 Fund           Fund           Fund           Fund           Fund           Fund
                                 --------       ----------     ----------     ----------     --------       -----------
Shares
Class A Shares:
Sold  ........................     84,913          542,650      5,850,049      3,181,206      900,353        16,259,584
Issued as reinvestment of
  dividends  .................     40,586           12,298        139,704         21,249           --            84,115
Redeemed  ....................    (26,624)        (425,518)    (3,948,584)    (3,808,612)    (796,242)      (15,810,795)
                                 --------       ----------     ----------     ----------     --------       -----------
Net increase/(decrease)  .....     98,875          129,430      2,041,169       (606,157)     104,111           532,904
                                 ========       ==========     ==========     ==========     ========       ===========
Class B Shares:
Sold  ........................    159,113           71,852      2,585,187         60,025      270,453           310,084
Issued as reinvestment of
  dividends  .................     44,370            6,812         88,927          4,260           --           139,044
Redeemed  ....................    (66,014)         (70,821)      (723,347)       (16,347)    (120,972)       (1,647,192)
                                 --------       ----------     ----------     ----------     --------       -----------
Net increase/(decrease)  .....    137,469            7,843      1,950,767         47,938      149,481        (1,198,064)
                                 ========       ==========     ==========     ==========     ========       ===========
Class C Shares:
Sold  ........................     79,646           47,063             --        305,838       77,916           263,853
Issued as reinvestment of
  dividends  .................      3,219            1,616             --          2,203           --             3,469
Redeemed  ....................    (46,144)         (70,769)            --       (280,962)     (68,841)         (287,329)
                                 --------       ----------     ----------     ----------     --------       -----------
Net increase/(decrease)  .....     36,721          (22,090)            --         27,079        9,075           (20,007)
                                 ========       ==========     ==========     ==========     ========       ===========
Class K Shares:
Sold  ........................    752,666        1,671,556      1,426,645        779,875       27,819         3,605,264
Issued as reinvestment of
  dividends  .................         --               86            297            356           --             6,261
Redeemed  ....................   (591,434)      (3,204,540)      (676,645)      (831,140)     (18,874)       (2,734,313)
                                 --------       ----------     ----------     ----------     --------       -----------
Net increase/(decrease)  .....    161,232       (1,532,898)       750,297        (50,909)       8,945           877,212
                                 ========       ==========     ==========     ==========     ========       ===========
Class Y Shares:
Sold  ........................    228,501          231,611      1,322,275        616,683       99,006         1,469,099
Issued as reinvestment of
  dividends  .................      6,781            3,315          7,564         17,408           --            45,764
Redeemed  ....................   (908,073)        (767,635)      (999,392)    (1,686,592)    (186,571)       (1,958,677)
                                 --------       ----------     ----------     ----------     --------       -----------
Net increase/(decrease)  .....   (672,791)        (532,709)       330,447     (1,052,501)     (87,565)         (443,814)
                                 ========       ==========     ==========     ==========     ========       ===========

                     See Notes to Financial Statements.

                                     124




    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    --------        ----------      ----------      ----------      --------        --------        ----------
      74,640         2,445,080       6,559,089          60,662        98,060          76,168           943,133
       4,974                12              --             815            --              --             5,559
    (115,125)       (2,595,664)     (7,259,894)        (76,166)     (110,399)        (93,145)       (1,040,635)
    --------        ----------      ----------      ----------      --------        --------        ----------
     (35,511)         (150,572)       (700,805)        (14,689)      (12,339)        (16,977)          (91,943)
    ========        ==========      ==========      ==========      ========        ========        ==========

      47,683            51,850         164,949          68,188       111,642          73,467            41,695
       3,472                --              23             377            --              --             1,427
    (180,927)          (85,592)       (150,645)       (138,111)      (76,232)       (128,957)          (30,126)
    --------        ----------      ----------      ----------      --------        --------        ----------
    (129,772)          (33,742)         14,327         (69,546)       35,410         (55,490)           12,996
    ========        ==========      ==========      ==========      ========        ========        ==========

       3,559            23,819          35,889           8,504        24,548          22,572            45,968
         835                --              --             447            --              --               839
     (38,738)          (52,420)        (64,006)        (94,471)      (20,092)        (42,508)          (31,352)
    --------        ----------      ----------      ----------      --------        --------        ----------
     (34,344)          (28,601)        (28,117)        (85,520)        4,456         (19,936)           15,455
    ========        ==========      ==========      ==========      ========        ========        ==========

      25,495           572,981         465,446          12,269       608,020              --            10,378
          --                --              --               3            --              --                --
    (111,336)       (2,848,345)     (3,385,633)       (256,248)     (937,133)           (600)           (1,071)
    --------        ----------      ----------      ----------      --------        --------        ----------
     (85,841)       (2,275,364)     (2,920,187)       (243,976)     (329,113)           (600)            9,307
    ========        ==========      ==========      ==========      ========        ========        ==========

     528,235           120,679         285,456         283,152       260,007          15,053           347,263
      47,636               581              --           8,935            --              --            43,415
    (877,033)       (1,016,774)     (2,006,125)     (2,652,516)     (195,294)        (12,818)         (328,477)
    --------        ----------      ----------      ----------      --------        --------        ----------
    (301,162)         (895,514)     (1,720,669)     (2,360,429)       64,713           2,235            62,201
    ========        ==========      ==========      ==========      ========        ========        ==========

                                     125




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)
    (Continued)

                                      INCOME FUNDS
                                      ----------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    ------------
Amount
Class A Shares:
Sold  .............................   $    754,694    $ 17,057,494    $    21,102     $ 18,010,522    $    413,330
Issued as reinvestment of
  dividends  ......................         72,807         228,348         14,944          101,346          24,448
Redeemed  .........................       (895,920)    (17,679,137)       (12,352)     (16,393,086)     (1,463,709)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $    (68,419)   $   (393,295)   $    23,694     $  1,718,782    $ (1,025,931)
                                      ============    ============    ===========     ============    ============
Class B Shares:
Sold  .............................   $  2,767,579    $  6,382,664    $    15,838     $  5,174,038    $    161,132
Issued as reinvestment of
  dividends  ......................         37,639          58,323            164           31,890           6,248
Redeemed  .........................     (1,961,340)     (3,403,589)       (10,981)      (3,717,145)       (303,843)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $    843,878    $  3,037,398    $     5,021     $  1,488,783    $   (136,463)
                                      ============    ============    ===========     ============    ============
Class C Shares:
Sold  .............................   $    436,456    $  2,085,227    $   148,034     $  1,959,335    $    116,675
Issued as reinvestment  ...........          3,822           4,814             41           24,642              34
Redeemed  .........................       (338,433)     (1,765,822)      (147,667)      (1,351,839)        (42,344)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $    101,845    $    324,219    $       408     $    632,138    $     74,365
                                      ============    ============    ===========     ============    ============
Class K Shares:
Sold  .............................   $  6,308,594    $ 20,616,757    $    37,076     $ 15,728,331    $  9,027,428
Issued as reinvestment  ...........          2,785           8,921             --            2,297               2
Redeemed  .........................    (10,901,445)    (63,460,102)       (29,669)     (38,675,796)    (22,306,812)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $ (4,590,066)   $(42,834,424)   $     7,407     $(22,945,168)   $(13,279,382)
                                      ============    ============    ===========     ============    ============
Class Y Shares:
Sold  .............................   $ 15,283,845    $ 14,006,863    $ 1,678,759     $ 12,262,838    $      4,030
Issued as reinvestment  ...........         84,548          96,063      1,058,142           13,326           8,586
Redeemed  .........................    (28,599,921)    (45,395,162)    (2,290,447)      (4,311,693)       (192,397)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $(13,231,528)   $(31,292,236)   $   446,454     $  7,964,471    $   (179,781)
                                      ============    ============    ===========     ============    ============

                     See Notes to Financial Statements.

                                     126




                    Munder
    Munder          Tax-Free
    Tax-Free        Short-
    Bond            Intermediate
    Fund            Bond Fund
    ------------    ------------
    $  1,007,412    $  1,990,056
          22,386          66,920
      (1,160,347)     (2,113,792)
    ------------    ------------
    $   (130,549)   $    (56,816)
    ============    ============

    $  1,218,117    $    620,026
           6,238           1,973
        (434,095)       (777,375)
    ------------    ------------
    $    790,260    $   (155,376)
    ============    ============

    $    144,546    $    367,471
           3,918           1,376
        (426,365)       (226,562)
    ------------    ------------
    $   (277,901)   $    142,285
    ============    ============

    $ 12,174,738    $  9,901,806
           2,437           4,767
     (38,365,231)    (48,594,120)
    ------------    ------------
    $(26,188,056)   $(38,687,547)
    ============    ============

    $    529,710    $    960,020
           3,900           1,319
        (695,308)     (1,863,271)
    ------------    ------------
    $   (161,698)   $   (901,932)
    ============    ============

                                     127




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)
    (Continued)

                                      INCOME FUNDS
                                      -------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ----------      ----------       -------        ----------      ----------
Shares
Class A Shares:
Sold  .............................       79,675       1,852,841         2,173         1,805,082          44,238
Issued as reinvestment  ...........        7,734          24,891         1,536            10,281           2,595
Redeemed  .........................      (95,267)     (1,918,868)       (1,259)       (1,644,966)       (155,013)
                                      ----------      ----------       -------        ----------      ----------
Net increase/(decrease)  ..........       (7,858)        (41,136)        2,450           170,397        (108,180)
                                      ==========      ==========       =======        ==========      ==========
Class B Shares:
Sold  .............................      292,861         696,760         1,630           525,562          17,050
Issued as reinvestment  ...........        4,014           6,379            17             3,238             664
Redeemed  .........................     (208,434)       (370,745)       (1,103)         (375,463)        (31,960)
                                      ----------      ----------       -------        ----------      ----------
Net increase/(decrease)  ..........       88,441         332,394           544           153,337         (14,246)
                                      ==========      ==========       =======        ==========      ==========
Class C Shares:
Sold  .............................       46,262         227,271        15,385           199,205          12,455
Issued as reinvestment  ...........          404             526             4             2,506               4
Redeemed  .........................      (35,826)       (192,436)      (15,341)         (136,518)         (4,526)
                                      ----------      ----------       -------        ----------      ----------
Net increase/(decrease)  ..........       10,840          35,361            48            65,193           7,933
                                      ==========      ==========       =======        ==========      ==========
Class K Shares:
Sold  .............................      665,694       2,246,652         3,723         1,588,527         960,272
Issued as reinvestment  ...........          296             975            --               233              --
Redeemed  .........................   (1,158,325)     (6,912,922)       (3,018)       (3,899,781)     (2,380,328)
                                      ----------      ----------       -------        ----------      ----------
Net increase/(decrease)  ..........     (492,335)     (4,665,295)          705        (2,311,021)     (1,420,056)
                                      ==========      ==========       =======        ==========      ==========
Class Y Shares:
Sold  .............................    1,623,794       1,524,482       171,862         1,253,735             422
Issued as reinvestment of
  dividends  ......................        9,058          10,487       108,433             1,352             912
Redeemed  .........................   (3,024,891)     (4,951,422)     (232,232)         (434,776)        (20,483)
                                      ----------      ----------       -------        ----------      ----------
Net increase/(decrease)  ..........   (1,392,039)     (3,416,453)       48,063           820,311         (19,149)
                                      ==========      ==========       =======        ==========      ==========

                     See Notes to Financial Statements.

                                     128




                    Munder
    Munder          Tax-Free
    Tax-Free        Short-
    Bond            Intermediate
    Fund            Bond Fund
    ----------      ----------
       103,469         196,663
         2,294           6,611
      (118,424)       (207,668)
    ----------      ----------
       (12,661)         (4,394)
    ==========      ==========

       124,972          60,967
           639             195
       (44,338)        (76,708)
    ----------      ----------
        81,273         (15,546)
    ==========      ==========

        14,625          36,028
           400             135
       (43,024)        (22,121)
    ----------      ----------
       (27,999)         14,042
    ==========      ==========

     1,248,091         972,822
           250             471
    (3,911,568)     (4,779,656)
    ----------      ----------
    (2,663,227)     (3,806,363)
    ==========      ==========

        53,463          94,407
           399             130
       (70,602)       (182,989)
    ----------      ----------
       (16,740)        (88,452)
    ==========      ==========

                                     129




The Munder Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999 (Unaudited)
    (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                      MONEY MARKET FUNDS
                                      -------------------------------------------------
                                      Munder            Munder            Munder
                                      Cash              Tax-Free          U.S. Treasury
                                      Investment        Money Market      Money Market
                                      Fund              Fund              Fund
                                      -------------     -------------     ------------
Class A Shares:
Sold  .............................   $ 539,582,640     $  57,489,993     $ 46,850,908
Issued as reinvestment of
  dividends  ......................       3,084,379         1,002,526          294,943
Redeemed  .........................    (536,021,869)      (46,169,077)     (62,268,214)
                                      -------------     -------------     ------------
Net increase/(decrease)  ..........   $   6,645,150     $  12,323,442     $(15,122,363)
                                      =============     =============     ============
Class K Shares:
Sold  .............................   $ 530,060,733     $ 143,056,587     $ 28,372,092
Issued as reinvestment  ...........           5,024             1,860                2
Redeemed  .........................    (497,626,035)     (149,761,669)     (27,490,574)
                                      -------------     -------------     ------------
Net increase/(decrease)  ..........   $  32,439,722     $  (6,703,222)    $    881,520
                                      =============     =============     ============
Class Y Shares:
Sold  .............................   $ 283,297,324     $  31,287,824     $ 23,578,444
Issued as reinvestment  ...........          67,978            21,820          174,526
Redeemed  .........................    (388,509,866)      (30,663,322)     (31,952,907)
                                      -------------     -------------     ------------
Net increase/(decrease)  ..........   $(105,144,564)    $     646,322     $ (8,199,937)
                                      =============     =============     ============

                     See Notes to Financial Statements.

                                     130




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

                                 EQUITY FUNDS
                                 ---------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ------------    ------------    -------------   -------------   ------------    -------------
Amount
Class A Shares:
Sold  ........................   $  1,140,908    $ 36,363,414    $ 306,026,628   $ 154,582,825   $  9,475,953    $ 785,755,717
Issued in connection with
  Fund reorganization  .......             --              --               --              --             --        3,645,184
Issued as reinvestment of
  dividends  .................        110,159         289,589        2,276,020          76,045        111,618        1,788,540
Redeemed  ....................       (549,864)    (40,667,853)    (173,787,240)   (145,765,751)   (10,643,740)    (776,948,982)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $    701,203    $ (4,014,850)   $ 134,515,408   $   8,893,119   $ (1,056,169)   $  14,240,459
                                 ============    ============    =============   =============   ============    =============
Class B Shares:
Sold  ........................   $  1,373,486    $  2,903,698    $ 159,019,278   $     419,856   $  4,873,253    $  11,477,272
Issued in connection with
  Fund reorganization  .......             --              --               --              --             --          423,609
Issued as reinvestment of
  dividends  .................         25,182          82,783        1,198,821           8,577        127,867        2,980,135
Redeemed  ....................       (249,459)       (988,324)     (26,184,473)       (495,611)    (7,330,338)     (19,753,526)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $  1,149,209    $  1,998,157    $ 134,033,626   $     (67,178)  $ (2,329,218)   $  (4,872,510)
                                 ============    ============    =============   =============   ============    =============
Class C Shares:
Sold  ........................   $    365,546    $  5,675,166    $          --   $     784,962   $  2,511,654    $  14,691,587
Issued in connection with
  Fund reorganization  .......             --              --               --              --             --           27,285
Issued as reinvestment of
  dividends  .................          3,270          22,089               --           2,507         41,160           69,569
Redeemed  ....................       (128,939)     (6,118,647)              --        (687,479)    (3,647,850)     (16,198,825)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $    239,877    $   (421,392)   $          --   $      99,990   $ (1,095,036)   $  (1,410,384)
                                 ============    ============    =============   =============   ============    =============
Class K Shares:
Sold  ........................   $  9,051,179    $ 43,942,687    $  99,263,563   $  16,375,849   $    874,607    $ 110,054,804
Issued in connection with
  Fund reorganization  .......             --              --               --              --             --       30,893,203
Issued as reinvestment of
  dividends  .................             --           2,558            8,661             862            325          147,907
Redeemed  ....................    (12,456,054)    (46,011,606)     (37,649,525)    (23,750,849)    (1,229,907)     (84,213,153)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $ (3,404,875)   $ (2,066,361)   $  61,622,699   $  (7,374,138)  $   (354,975)   $  56,882,761
                                 ============    ============    =============   =============   ============    =============
Class Y Shares:
Sold  ........................   $ 10,363,069    $ 64,513,627    $  79,091,960   $  11,617,421   $  5,619,141    $  61,127,513
Issued in connection with
  Fund reorganization  .......             --              --               --              --             --        8,653,859
Issued as reinvestment of
  dividends  .................         25,568          87,471          132,854          84,636        174,800        1,623,598
Redeemed  ....................    (39,286,068)    (59,040,239)    (123,111,792)    (22,511,012)    (5,194,496)    (132,361,815)
                                 ------------    ------------    -------------   -------------   ------------    -------------
Net increase/(decrease)  .....   $(28,897,431)   $  5,560,859    $ (43,886,978)  $ (10,808,955)  $    599,445    $ (60,956,845)
                                 ============    ============    =============   =============   ============    =============

                     See Notes to Financial Statements.

                                     132




    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $  3,097,125    $ 204,932,864   $ 516,745,495   $ 243,685,685   $  1,420,206    $   882,935     $ 18,526,567

              --               --              --              --             --             --               --
         126,652          147,666         857,595          77,126             --         13,738            1,313
      (3,174,514)    (206,648,885)   (512,952,525)   (247,147,638)    (1,182,137)    (1,892,357)     (17,635,705)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $     49,263    $  (1,568,355)  $   4,650,565   $  (3,384,827)  $    238,069    $  (995,684)    $    892,175
    ============    =============   =============   =============   ============    ===========     ============

    $  1,967,281    $   1,605,943   $   8,733,728   $   3,512,851   $  1,650,573    $ 1,720,586     $    462,021

              --               --              --              --             --             --               --
         137,336           29,154         350,225          21,686             --         39,333              203
      (2,680,977)      (1,297,121)    (11,869,548)     (2,003,794)    (1,170,622)    (2,665,533)        (498,784)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $   (576,360)   $     337,976   $  (2,785,595)  $   1,530,743   $    479,951    $  (905,614)    $    (36,560)
    ============    =============   =============   =============   ============    ===========     ============

    $    689,276    $   1,563,402   $   2,114,641   $   1,891,202   $    481,365    $   402,803     $    181,063

              --               --              --              --             --             --               --
          25,554           15,741          77,875           9,682             --          3,123               77
        (740,980)      (1,462,176)     (3,444,717)     (1,228,356)      (204,358)    (1,630,870)        (208,639)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $    (26,150)   $     116,967   $  (1,252,201)  $     672,528   $    277,007    $(1,224,944)    $    (27,499)
    ============    =============   =============   =============   ============    ===========     ============

    $  1,114,941    $  30,619,211   $  57,197,271   $   3,272,167   $ 17,037,605    $    43,800     $    502,556

              --               --              --              --             --             --               --
              --               87          18,166             193             --             --               --
        (634,090)     (33,481,575)    (64,404,517)     (6,409,673)   (21,032,222)      (126,306)        (982,196)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $    480,851    $  (2,862,277)  $  (7,189,080)  $  (3,137,313)  $ (3,994,617)   $   (82,506)    $   (479,640)
    ============    =============   =============   =============   ============    ===========     ============

    $ 18,204,684    $  60,951,348   $  96,528,187   $  75,168,143   $  6,623,826    $ 1,004,715     $  8,894,961

              --               --              --              --             --             --               --
       1,286,467          302,524       1,414,591         761,480             --         17,579            8,595
     (20,557,557)     (67,078,357)   (107,510,625)    (92,201,188)    (6,193,829)      (538,609)     (16,427,644)
    ------------    -------------   -------------   -------------   ------------    -----------     ------------
    $ (1,066,406)   $  (5,824,485)  $  (9,567,847)  $ (16,271,565)  $    429,997    $   483,685     $ (7,524,088)
    ============    =============   =============   =============   ============    ===========     ============


                                     133




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999
    (Continued)

                                 EQUITY FUNDS
                                 --------------------------------------------------------------------------------------------
                                                 Munder                          Munder          Munder          Munder
                                 Munder          Growth &        Munder          International   Micro-Cap       Multi-Season
                                 Balanced        Income          Index 500       Equity          Equity          Growth
                                 Fund            Fund            Fund            Fund            Fund            Fund
                                 ----------      ----------      ----------      ----------      --------        -----------
Shares
Class A Shares:
Sold  ........................       94,099       2,500,882      11,616,038       9,829,257       593,060         38,411,153
Issued in connection with
  Fund reorganizaton  ........           --              --              --              --            --            189,419
Issued as reinvestment of
  dividends  .................        9,486          21,050          89,599           5,276         7,866             92,718
Redeemed  ....................      (44,882)     (2,760,800)     (6,690,820)     (9,262,579)     (695,471)       (37,949,040)
                                 ----------      ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  .....       58,703        (238,868)      5,014,817         571,954       (94,545)           744,250
                                 ==========      ==========      ==========      ==========      ========        ===========
Class B Shares:
Sold  ........................      111,387         201,879       5,992,982          27,512       324,276            597,140
Issued in connection with
  Fund reorganizaton  ........           --              --              --              --            --             22,939
Issued as reinvestment of
  dividends  .................        2,172           6,054          47,391             599         9,133            161,175
Redeemed  ....................      (20,174)        (68,980)     (1,030,228)        (34,578)     (507,788)        (1,016,015)
                                 ----------      ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  .....       93,385         138,953       5,010,145          (6,467)     (174,379)          (234,761)
                                 ==========      ==========      ==========      ==========      ========        ===========
Class C Shares:
Sold  ........................       29,333         396,608              --          51,188       166,176            750,825
Issued in connection with
  Fund reorganizaton  ........           --              --              --              --            --              1,474
Issued as reinvestment of
  dividends  .................          283           1,617              --             168         2,938              3,756
Redeemed  ....................      (10,311)       (420,836)             --         (47,992)     (256,106)          (832,142)
                                 ----------      ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  .....       19,305         (22,611)             --           3,364       (86,922)           (76,087)
                                 ==========      ==========      ==========      ==========      ========        ===========
Class K Shares:
Sold  ........................      745,255       3,015,495       3,874,623       1,116,407        57,922          4,506,451
Issued in connection with
  Fund reorganizaton  ........           --              --              --              --            --          1,608,086
Issued as reinvestment of
  dividends  .................           --             186             346              60            23              7,679
Redeemed  ....................   (1,002,737)     (3,158,624)     (1,471,425)     (1,623,278)      (86,489)        (4,127,521)
                                 ----------      ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  .....     (257,482)       (142,943)      2,403,544        (506,811)      (28,544)         1,994,695
                                 ==========      ==========      ==========      ==========      ========        ===========
Class Y Shares:
Sold  ........................      865,614       4,418,808       3,006,663         792,809       402,801          4,819,485
Issued in connection with
  Fund reorganizaton  ........           --              --              --              --            --            444,900
Issued as reinvestment of
  dividends  .................        2,203           6,324           5,350           5,889        12,267             83,310
Redeemed  ....................   (3,153,292)     (4,027,938)     (4,805,069)     (1,509,586)     (354,262)        (6,599,730)
                                 ----------      ----------      ----------      ----------      --------        -----------
Net increase/(decrease)  .....   (2,285,475)        397,194      (1,793,056)       (710,888)       60,806         (1,252,035)
                                 ==========      ==========      ==========      ==========      ========        ===========

                     See Notes to Financial Statements.

                                     134





    Munder                          Munder                          Munder                          Munder
    Real Estate     Munder          Small                           Framlington     Munder          Framlington
    Equity          Small-Cap       Company         Munder          Emerging        Framlington     International
    Investment      Value           Growth          Value           Markets         Healthcare      Growth
    Fund            Fund            Fund            Fund            Fund            Fund            Fund
    ----------      -----------     -----------     -----------     ----------      --------        ----------
       240,492       17,282,016      31,110,553      17,219,329        136,734        81,639         1,557,057

            --               --              --              --             --            --                --
        10,178           12,700          53,566           5,660             --         1,298               113
      (248,777)     (17,290,366)    (30,655,150)    (17,388,370)      (124,885)     (181,202)       (1,467,146)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
         1,893            4,350         508,969        (163,381)        11,849       (98,265)           90,024
    ==========      ===========     ===========     ===========     ==========      ========        ==========

       155,151          131,184         563,596         241,284        186,048       164,817            38,471

            --               --              --              --             --            --                --
        11,127            2,515          22,966           1,609             --         3,771                18
      (214,152)        (109,601)       (761,308)       (139,996)      (145,442)     (258,818)          (44,954)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
       (47,874)          24,098        (174,746)        102,897         40,606       (90,230)           (6,465)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

        54,141          129,366         131,826         131,656         52,223        38,586            14,652

            --               --              --              --             --            --                --
         2,053            1,361           5,021             719             --           299                 7
       (59,643)        (125,088)       (221,158)        (85,949)       (23,616)     (166,856)          (17,543)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
        (3,449)           5,639         (84,311)         46,426         28,607      (127,971)           (2,884)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

        87,288        2,569,270       3,443,786         219,174      2,088,599         3,932            43,933

            --               --              --              --             --            --                --
            --                8           1,135              14             --            --                --
       (52,699)      (2,834,248)     (3,995,528)       (451,292)    (2,485,396)      (11,980)          (90,573)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
        34,589         (264,970)       (550,607)       (232,104)      (396,797)       (8,048)          (46,640)
    ==========      ===========     ===========     ===========     ==========      ========        ==========

     1,409,073        5,090,624       5,745,898       5,266,369        708,935        94,073           779,551

            --               --              --              --             --            --                --
       103,706           25,949          87,075          55,701             --         1,657               740
    (1,656,986)      (5,589,940)     (6,419,767)     (6,460,284)      (768,253)      (51,824)       (1,433,472)
    ----------      -----------     -----------     -----------     ----------      --------        ----------
      (144,207)        (473,367)       (586,794)     (1,138,214)       (59,318)       43,906          (653,181)
    ==========      ===========     ===========     ===========     ==========      ========        ==========


                                     135




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999
    (Continued)

                                      INCOME FUNDS
                                      ----------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ------------    ------------    -----------     ------------    ------------
Amount
Class A Shares:
Sold  .............................   $  2,106,920    $ 30,380,505    $ 1,205,890     $ 14,807,969    $  2,571,027
Issued as reinvestment of
  dividends  ......................         79,742         351,589         10,601          115,866          43,931
Redeemed  .........................     (1,104,305)    (27,576,886)    (1,012,098)     (12,817,302)     (1,897,254)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $  1,082,357    $  3,155,208    $   204,393     $  2,106,533    $    717,704
                                      ============    ============    ===========     ============    ============
Class B Shares:
Sold  .............................   $  4,553,570    $  6,654,765    $    68,173     $  9,678,927    $    216,428
Issued as reinvestment of
  dividends  ......................         16,294          37,461            243           17,266          24,024
Redeemed  .........................     (2,537,834)     (3,405,104)       (36,036)      (5,773,683)       (215,853)
                                      ------------    ------------    -----------     ------------    ------------
Net increase  .....................   $  2,032,030    $  3,287,122    $    32,380     $  3,922,510    $     24,599
                                      ============    ============    ===========     ============    ============
Class C Shares:
Sold  .............................   $    718,929    $  2,174,048    $   112,666     $  2,089,267    $    355,873
Issued as reinvestment of
  dividends  ......................          2,201           3,281             92           10,851           2,926
Redeemed  .........................       (334,167)     (1,625,038)       (60,027)        (957,328)       (318,474)
                                      ------------    ------------    -----------     ------------    ------------
Net increase  .....................   $    386,963    $    552,291    $    52,731     $  1,142,790    $     40,325
                                      ============    ============    ===========     ============    ============
Class K Shares:
Sold  .............................   $ 20,031,702    $ 57,610,345    $     8,061     $ 37,500,971    $ 22,921,774
Issued as reinvestment of
  dividends  ......................          4,085          17,103             --            2,136              --
Redeemed  .........................     (9,916,860)    (65,154,484)       (61,468)     (36,412,746)    (13,308,593)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $ 10,118,927    $ (7,527,036)   $   (53,407)    $  1,090,361    $  9,613,181
                                      ============    ============    ===========     ============    ============
Class Y Shares:
Sold  .............................   $ 32,488,800    $ 47,989,563    $ 2,744,051     $ 14,132,700    $    763,455
Issued as reinvestment of
  dividends  ......................         93,684         193,082        677,932           48,621          27,277
Redeemed  .........................    (45,622,326)    (76,840,541)    (2,314,793)      (9,249,989)       (237,032)
                                      ------------    ------------    -----------     ------------    ------------
Net increase/(decrease)  ..........   $(13,039,842)   $(28,657,896)   $ 1,107,190     $  4,931,332    $    553,700
                                      ============    ============    ===========     ============    ============

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                     See Notes to Financial Statements.

                                     136




                    Munder
    Munder          Tax-Free
    Tax-Free        Short-
    Bond            Intermediate
    Fund            Bond Fund(a)
    ------------    ------------
    $  3,419,758    $  4,563,388
          74,814         156,463
      (3,492,813)     (5,542,370)
    ------------    ------------
    $      1,759    $   (822,519)
    ============    ============

    $  1,271,532    $  2,012,200
           4,047           3,282
        (940,850)     (1,160,121)
    ------------    ------------
    $    334,729    $    855,361
    ============    ============

    $    436,399    $    209,573
             598           1,132
         (53,046)        (55,519)
    ------------    ------------
    $    383,951    $    155,186
    ============    ============

    $ 19,482,729    $ 33,941,440
           2,040          11,048
     (27,341,518)    (54,284,489)
    ------------    ------------
    $ (7,856,749)   $(20,332,001)
    ============    ============

    $  1,089,291    $  1,944,090
          11,185           3,242
      (2,203,609)     (4,103,854)
    ------------    ------------
    $ (1,103,133)   $ (2,156,522)
    ============    ============

                                     137



The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999
    (Continued)

                                      INCOME FUNDS
                                      -------------------------------------------------------------------------
                                                      Munder          Munder          Munder U.S.     Munder
                                      Munder          Intermediate    International   Government      Michigan
                                      Bond            Bond            Bond            Income          Tax-Free
                                      Fund            Fund            Fund            Fund            Bond Fund
                                      ----------      ----------      --------        ----------      ----------
Shares
Class A Shares:
Sold  .............................      211,326       3,209,933       120,716         1,462,472         256,138
Issued as reinvestment of
  dividends  ......................        8,014          37,056           988            11,306           4,419
Redeemed  .........................     (110,897)     (2,914,147)     (101,387)       (1,273,651)       (189,320)
                                      ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  ..........      108,443         332,842        20,317           200,127          71,237
                                      ==========      ==========      ========        ==========      ==========
Class B Shares:
Sold  .............................      455,010         700,296         6,668           933,231          21,223
Issued as reinvestment of
  dividends  ......................        1,638           3,973            22             1,687           2,394
Redeemed  .........................     (253,626)       (358,948)       (3,519)         (560,693)        (21,374)
                                      ----------      ----------      --------        ----------      ----------
Net increase  .....................      203,022         345,321         3,171           374,225           2,243
                                      ==========      ==========      ========        ==========      ==========
Class C Shares
Sold  .............................       71,841         230,747        10,495           201,382          35,318
Issued as reinvestment of
  dividends  ......................          223             348             8             1,065             291
Redeemed  .........................      (33,737)       (172,824)       (6,077)          (93,731)        (31,370)
                                      ----------      ----------      --------        ----------      ----------
Net increase  .....................       38,327          58,271         4,426           108,716           4,239
                                      ==========      ==========      ========        ==========      ==========
Class K Shares (b):
Sold  .............................    2,011,523       6,061,011           759         3,616,886       2,272,829
Issued as reinvestment of
  dividends  ......................          409           1,801            --               207              --
Redeemed  .........................     (992,995)     (6,849,313)       (5,962)       (3,514,490)     (1,335,639)
                                      ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  ..........    1,018,937        (786,501)       (5,203)          102,603         937,190
                                      ==========      ==========      ========        ==========      ==========
Class Y Shares
Sold  .............................    3,257,465       5,048,703       258,271         1,362,880          78,010
Issued as reinvestment of
  dividends  ......................        9,354          20,328        63,149             4,707           2,719
Redeemed  .........................   (4,555,297)     (8,067,135)     (230,301)         (883,177)        (23,872)
                                      ----------      ----------      --------        ----------      ----------
Net increase/(decrease)  ..........   (1,288,478)     (2,998,104)       91,119           484,410          56,857
                                      ==========      ==========      ========        ==========      ==========

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares commenced operations on July 8, 1998.

                     See Notes to Financial Statements.

                                     138




                    Munder
    Munder          Tax-Free
    Tax-Free        Short-
    Bond            Intermediate
    Fund            Bond Fund(a)
    ----------      ------------
       326,184         436,147
         7,121          14,921
      (334,187)       (525,554)
    ----------      ----------
          (882)        (74,486)
    ==========      ==========

       119,587         191,087
           388             316
       (89,391)       (110,000)
    ----------      ----------
        30,584          81,403
    ==========      ==========

        42,972          19,998
            59             109
        (5,081)         (5,311)
    ----------      ----------
        37,950          14,796
    ==========      ==========

     1,845,545       3,238,883
           195           1,054
    (2,573,738)     (5,175,469)
    ----------      ----------
      (727,998)     (1,935,532)
    ==========      ==========

       104,036         185,468
         1,062             309
      (207,087)       (391,669)
    ----------      ----------
      (101,989)       (205,892)
    ==========      ==========

                                     139




The Munder Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999
    (Continued)

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                      MONEY MARKET FUNDS
                                      -------------------------------------------------
                                      Munder            Munder            Munder
                                      Cash              Tax-Free          U.S. Treasury
                                      Investment        Money Market      Money Market
                                      Fund              Fund              Fund
                                      ---------------   -------------     -------------
Class A Shares:
Sold  .............................   $ 1,710,077,835   $ 103,127,008     $  89,754,036
Issued as reinvestment of
  dividends  ......................         5,274,720       1,764,646           451,318
Redeemed  .........................    (1,713,306,686)   (109,055,855)      (71,810,468)
                                      ---------------   -------------     -------------
Net increase/(decrease)  ..........   $     2,045,869   $  (4,164,201)    $  18,394,886
                                      ===============   =============     =============
Class K Shares:
Sold  .............................   $ 1,260,967,529   $ 458,825,126     $ 152,551,590
Issued as reinvestment of
  dividends  ......................            39,799           3,581                 3
Redeemed  .........................    (1,064,142,250)   (374,890,515)     (172,021,661)
                                      ---------------   -------------     -------------
Net increase/(decrease)  ..........   $   196,865,078   $  83,938,192     $ (19,470,068)
                                      ===============   =============     =============
Class Y Shares:
Sold  .............................   $   698,641,835   $  66,759,446     $  88,111,377
Issued as reinvestment of
  dividends  ......................           175,030          27,537           313,446
Redeemed  .........................      (668,110,865)    (65,394,555)      (91,894,375)
                                      ---------------   -------------     -------------
Net increase/(decrease)  ..........   $    30,706,000   $   1,392,428     $  (3,469,552)
                                      ===============   =============     =============

                     See Notes to Financial Statements.

                                     140




Munder Balanced Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                   K Shares
                                 ----------------------------------------------------------------------------------------
                                 Period
                                 Ended        Year         Year         Year         Year         Period       Year
                                 12/31/99(d)  Ended        Ended        Ended        Ended        Ended        Ended
                                 (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                 -----------  ----------   -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  ....................   $ 12.98      $ 13.49      $ 13.03      $12.37       $10.78       $ 9.97       $10.35
                                 -------      -------      -------      ------       ------       ------       ------
Income from investment
  operations:
Net investment income  .......      0.08         0.22         0.31        0.29         0.27         0.07         0.21
Net realized and unrealized
  gain/(loss) on investments        0.93         1.02         1.64        1.30         1.57         0.86        (0.42)
                                 -------      -------      -------      ------       ------       ------       ------
Total from investment
  operations  ................      1.01         1.24         1.95        1.59         1.84         0.93        (0.21)
                                 -------      -------      -------      ------       ------       ------       ------
Less distributions:
Dividends from net investment
  income  ....................     (0.07)       (0.23)       (0.32)      (0.27)       (0.25)       (0.12)       (0.17)
Distributions from net
  realized gains  ............     (3.23)       (1.52)       (1.17)      (0.66)          --           --           --
                                 -------      -------      -------      ------       ------       ------       ------
Total distributions  .........     (3.30)       (1.75)       (1.49)      (0.93)       (0.25)       (0.12)       (0.17)
                                 -------      -------      -------      ------       ------       ------       ------
Net asset value, end of
  period  ....................   $ 10.69      $ 12.98      $ 13.49      $13.03       $12.37       $10.78       $ 9.97
                                 =======      =======      =======      ======       ======       ======       ======
Total return (b)  ............     11.16%       10.83%       15.86%      13.64%       17.17%        9.33%       (1.95)%
                                 =======      =======      =======      ======       ======       ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ....................   $24,134      $27,206      $31,748      $6,588       $1,718       $  168       $  151
Ratio of operating expenses
  to average net assets  .....      1.25%(c)     1.22%        1.17%       1.22%        1.15%        1.16% (c)    1.22%
Ratio of net investment
  income to average net
  assets  ....................      1.30%(c)     1.78%        2.41%       2.30%        2.29%        2.51% (c)    1.89%
Portfolio turnover rate  .....        52%         116%          79%        125%         197%          52%         116%
Ratio of operating expenses
  to average net assets
  without waivers  ...........      1.25%(c)     1.22%        1.17%       1.22%        1.26%        1.51% (c)    1.57%

----------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     141




Munder Growth & Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        K Shares
                                 ----------------------------------------------------------------------------------------
                                 Period
                                 Ended        Year         Year         Year         Year         Period       Period
                                 12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                 (Unaudited)  6/30/99      6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                 -----------  -------      -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  ....................   $  15.00     $  15.64     $  15.23     $  13.05     $  11.14     $  10.43     $  10.00
                                 --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  .......       0.09         0.21         0.28         0.32         0.32         0.11         0.22
Net realized and unrealized
  gain on investments  .......      (0.84)        0.72         2.97         3.14         1.99         0.78         0.36
                                 --------     --------     --------     --------     --------     --------     --------
Total from investment
  operations  ................      (0.75)        0.93         3.25         3.46         2.31         0.89         0.58
                                 --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ....................      (0.09)       (0.18)       (0.28)       (0.32)       (0.31)       (0.18)       (0.15)
Distributions from net
  realized gains  ............      (0.57)       (1.39)       (2.56)       (0.96)       (0.09)          --        (0.00)(g)
                                 --------     --------     --------     --------     --------     --------     --------
Total distributions  .........      (0.66)       (1.57)       (2.84)       (1.28)       (0.40)       (0.18)       (0.15)
                                 --------     --------     --------     --------     --------     --------     --------
Net asset value, end of
  period  ....................   $  13.59     $  15.00     $  15.64     $  15.23     $  13.05     $  11.14     $  10.43
                                 ========     ========     ========     ========     ========     ========     ========
Total return (b)  ............      (4.81)%       6.95%       23.00%       28.12%       20.97%        8.57%        5.94%
                                 ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ....................   $165,312     $205,364     $216,387     $212,415     $192,592     $132,583     $105,629
Ratio of operating expenses
  to average net assets  .....       1.24%(c)     1.21%        1.19%        1.20%        1.21%        1.09%(c)     0.53%(c)
Ratio of net investment
  income to average net
  assets  ....................       1.30%(c)     1.45%        1.78%        2.28%        2.56%        3.33%(c)     4.72%(c)
Portfolio turnover rate  .....         15%          50%          73%          62%          37%          13%          12%
Ratio of operating expenses
  to average net assets
  without waivers  ...........       1.24%(c)     1.21%        1.19%        1.20%        1.28%       15.51%(c)     1.53%(c)

----------------
(a) The Munder Growth & Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     142





Munder Index 500 Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                  ------------------------------------------------------------------------------------------
                                  Period
                                  Ended        Year         Year         Year         Year         Period       Year
                                  12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                  (Unaudited)  6/30/99      6/30/98      6/30/97      6/30/96(d)   6/30/95(e)   2/28/95(d,f)
                                  -----------  -------      -------      -------      ----------   ----------   ------------
Net asset value, beginning of
  period  .....................   $  29.29     $  24.44     $  20.94     $ 16.16      $ 13.80      $12.40       $12.06
                                  --------     --------     --------     -------      -------      ------       ------
Income from investment
  operations:
Net investment income  ........       0.11         0.22         0.28        0.31         0.33        0.10         0.30
Net realized and unrealized
  gain on investments  ........       2.00         5.09         5.48        5.04         3.07        1.44         0.50
                                  --------     --------     --------     -------      -------      ------       ------
Total from investment
  operations  .................       2.11         5.31         5.76        5.35         3.40        1.54         0.80
                                  --------     --------     --------     -------      -------      ------       ------
Less distributions:
Dividends from net investment
  income  .....................      (0.16)       (0.22)       (0.27)      (0.30)       (0.32)      (0.14)       (0.29)
Distributions from net
  realized gains  .............      (0.28)       (0.24)       (1.99)      (0.27)       (0.72)         --        (0.17)
                                  --------     --------     --------     -------      -------      ------       ------
Total distributions  ..........      (0.44)       (0.46)       (2.26)      (0.57)       (1.04)      (0.14)       (0.46)
                                  --------     --------     --------     -------      -------      ------       ------
Net asset value, end of period    $  30.96     $  29.29     $  24.44     $ 20.94      $ 16.16      $13.80       $12.40
                                  ========     ========     ========     =======      =======      ======       ======
Total return (b)  .............       7.42%       21.99%       29.42%      33.79%       25.37%      12.49%        6.90%
                                  ========     ========     ========     =======      =======      ======       ======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .....................   $311,235     $272,450     $168,639     $61,254      $17,068      $2,778       $1,746
Ratio of operating expenses to
  average net assets  .........       0.58%(c)     0.55%        0.53%       0.54%        0.51%       0.50%(c)     0.50%
Ratio of net investment income
  to average net assets  ......       0.78%(c)     0.96%        1.23%       1.76%        2.13%       2.41%(c)     2.49%
Portfolio turnover rate  ......          2%           6%           8%         11%           8%          6%           7%
Ratio of operating expenses to
  average net assets without
  waivers  ....................       0.59%(c)     0.60%        0.60%       0.64%        0.69%       0.63%(c)     0.64%

----------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Managment, Inc.

                     See Notes to Financial Statements.

                                     143





Munder International Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                 ------------------------------------------------------------------------------------------
                                 Period
                                 Ended        Year         Year         Year         Year         Period       Year
                                 12/31/99(d)  Ended        Ended        Ended        Ended        Ended        Ended
                                 (Unaudited)  6/30/99(d)   6/30/98      6/30/97(d)   6/30/96(d)   6/30/95(e)   2/28/95(d,f)
                                 -----------  ----------   -------      ----------   ----------   ----------   ------------
Net asset value, beginning of
  period  ....................   $  16.22     $  15.03     $  15.74     $  15.08     $  13.42     $ 12.28      $ 13.68
                                 --------     --------     --------     --------     --------     -------      -------
Income from investment
  operations:
Net investment income  .......       0.06         0.16         0.16         0.14         0.15        0.11         0.17
Net realized and unrealized
  gain/(loss) on investments         4.33         1.43         0.32         2.31         1.63        1.03        (1.48)
                                 --------     --------     --------     --------     --------     -------      -------
Total from investment
  operations  ................       4.39         1.59         0.48         2.45         1.78        1.14        (1.31)
                                 --------     --------     --------     --------     --------     -------      -------
Less distributions:
Dividends from net investment
  income  ....................      (0.11)       (0.17)       (0.19)       (0.20)       (0.12)         --        (0.03)
Distributions from net
  realized gains  ............      (1.59)       (0.23)       (1.00)       (1.59)          --          --           --
Distributions from capital  ..         --           --           --           --           --          --        (0.06)
                                 --------     --------     --------     --------     --------     -------      -------
Total distributions  .........      (1.70)       (0.40)       (1.19)       (1.79)       (0.12)         --        (0.09)
                                 --------     --------     --------     --------     --------     -------      -------
Net asset value, end of
  period  ....................   $  18.91     $  16.22     $  15.03     $  15.74     $  15.08     $ 13.42      $ 12.28
                                 ========     ========     ========     ========     ========     =======      =======
Total return (b)  ............      28.31%       10.94%        4.24%       18.09%       13.29%       9.28%       (9.68)%
                                 ========     ========     ========     ========     ========     =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ....................   $122,691     $106,106     $105,916     $135,593     $116,053     $73,168      $63,159
Ratio of operating expenses
  to average net assets  .....       1.31%(c)     1.29%        1.25%        1.26%        1.26%       1.21%(c)     1.18%
Ratio of net investment
  income to average net
  assets  ....................       0.65%(c)     1.09%        1.03%        0.98%        1.07%       2.57%(c)     1.31%
Portfolio turnover rate  .....         11%          23%          41%          46%          75%         14%          20%
Ratio of operating expenses
  to average net assets
  without waivers  ...........       1.31%(c)     1.29%        1.25%        1.26%        1.33%       1.46%(c)     1.43%

----------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.

                                     144




Munder Micro-Cap Equity Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                            K Shares
                                      ----------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97(d)
                                      -----------     ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $  18.15        $17.00          $12.82          $10.12
                                      --------        ------          ------          ------
Income from investment operations:
Net investment loss  ..............      (0.13)        (0.18)          (0.17)          (0.05)
Net realized and unrealized gain
  on investments  .................       8.80          1.63            4.99            2.75
                                      --------        ------          ------          ------
Total from investment operations  .       8.67          1.45            4.82            2.70
                                      --------        ------          ------          ------
Less distributions:
Distributions from net realized
  gains  ..........................         --         (0.30)          (0.64)             --
                                      --------        ------          ------          ------
Total distributions  ..............         --         (0.30)          (0.64)             --
                                      --------        ------          ------          ------
Net asset value, end of period  ...   $  26.82        $18.15          $17.00          $12.82
                                      ========        ======          ======          ======
Total return (b)  .................      47.77%         9.04%          37.90%          26.68%
                                      ========        ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $  4,288        $2,740          $3,050          $  199
Ratio of operating expenses to
  average net assets  .............       1.61%(c)      1.53%           1.53%           1.50%(c)
Ratio of net investment loss to
  average net assets  .............      (1.30)% (c)   (1.21)%         (0.98)%         (0.88)%(c)
Portfolio turnover rate  ..........         92%          184%            172%             68%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............       1.63%(c)      1.64%           1.78%           7.90%(c)

----------------
(a) The Munder Micro-Cap Equity Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     145





Munder Multi-Season Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        K Shares
                                      ----------------------------------------------------------------------------------
                                      Period
                                      Ended         Year          Year          Year          Year          Period
                                      12/31/99(e)   Ended         Ended         Ended         Ended         Ended
                                      (Unaudited)   6/30/99       6/30/98(e)    6/30/97(e)    6/30/96(e)    6/30/95(d,f)
                                      -----------   -------       ----------    ----------    ----------    ------------
Net asset value, beginning of
  period  .........................   $  22.04      $  21.42      $  18.00      $  14.83      $  12.02      $  12.20
                                      --------      --------      --------      --------      --------      --------
Income from investment operations:
Net investment income  ............      (0.02)        (0.02)         0.00(g)       0.04          0.06          0.00(g)
Net realized and unrealized
  gain/(loss) on investments  .....       0.47          2.22          4.35          3.89          3.20         (0.18)
                                      --------      --------      --------      --------      --------      --------
Total from investment operations  .       0.45          2.20          4.35          3.93          3.26         (0.18)
                                      --------      --------      --------      --------      --------      --------
Less distributions:
Dividends from net investment
  income  .........................         --            --         (0.01)        (0.01)        (0.05)           --
Distributions from net realized
  gains  ..........................      (1.37)        (1.58)        (0.92)        (0.75)        (0.40)           --
                                      --------      --------      --------      --------      --------      --------
Total distributions  ..............      (1.37)        (1.58)        (0.93)        (0.76)        (0.45)           --
                                      --------      --------      --------      --------      --------      --------
Net asset value, end of period  ...   $  21.12      $  22.04      $  21.42      $  18.00      $  14.83      $  12.02
                                      ========      ========      ========      ========      ========      ========
Total return (b)  .................       2.65%        11.40%        25.05%        27.55%        27.56%        (1.48)%
                                      ========      ========      ========      ========      ========      ========
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $332,193      $327,355      $275,378      $237,330      $140,833      $104,767
Ratio of operating expenses to
  average net assets  .............       1.25%(c)      1.22%         1.21%         1.25%         1.26%         1.20%(c)
Ratio of net investment income to
  average net assets  .............      (0.17)%(c)    (0.09)%        0.00%(g)      0.25%         0.44%         0.28%(c)
Portfolio turnover rate  ..........         23%           53%           34%           33%           54%           27%
Ratio of operating expenses to
  average net assets without
  waivers  ........................       1.43%(c)      1.39%         1.39%         1.50%         1.51%         1.58%(c)

----------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) On February 1, 1995, Munder Capital Management replaced Munder Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(e) Per share numbers have been calculated using the average shares method.

(f) On June 23, 1995, the Munder Multi-Season Growth Fund acquired the assets and certain liabilities of the Ambassador Established Company Growth Fund.

(g) Amount represents less than 0.01.

                     See Notes to Financial Statements.

                                     146




Munder Real Estate Equity Investment Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                            K Shares
                                      -------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97
                                      -----------     ----------      ----------      -------
Net asset value, beginning of
  period  .........................   $ 12.78         $14.94          $14.40          $12.07
                                      -------         ------          ------          ------
Income from investment operations:
Net investment income  ............      0.39           0.58            0.69            0.40
Net realized and unrealized
  gain/(loss) on investments  .....     (1.73)         (1.64)           0.61            2.38
                                      -------         ------          ------          ------
Total from investment operations  .     (1.34)         (1.06)           1.30            2.78
                                      -------         ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................     (0.40)         (0.61)          (0.62)          (0.41)
Distributions in excess of net
investment income  ................        --             --              --           (0.01)
Distributions from net realized
  gains  ..........................        --          (0.39)          (0.14)             --
Distributions from capital  .......        --          (0.10)             --           (0.03)
                                      -------         ------          ------          ------
Total distributions  ..............     (0.40)         (1.10)          (0.76)          (0.45)
                                      -------         ------          ------          ------
Net asset value, end of period  ...   $ 11.04         $12.78          $14.94          $14.40
                                      =======         ======          ======          ======
Total return (b)  .................    (10.48)%        (6.66)%          8.92%          23.11%
                                      =======         ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $ 1,019         $2,277          $2,145          $1,481
Ratio of operating expenses to
  average net assets  .............      1.33%(c)       1.27%           1.28%           1.35%(c)
Ratio of net investment income to
  average net assets  .............      6.76%(c)       4.50%           4.15%           3.80%(c)
Portfolio turnover rate  ..........         6%            22%             15%             15%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.33%(c)       1.27%           1.28%           1.38%(c)

----------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     147




Munder Small-Cap Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                            K Shares
                                      ----------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97(d)
                                      -----------     ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $ 13.11         $ 14.25         $ 12.04         $ 10.08
                                      -------         -------         -------         -------
Income from investment operations:
Net investment income  ............      0.02            0.05            0.08            0.09
Net realized and unrealized
  gain/(loss) on investments  .....     (1.29)          (0.85)           2.83            1.91
                                      -------         -------         -------         -------
Total from investment operations  .     (1.27)          (0.80)           2.91            2.00
                                      -------         -------         -------         -------
Less distributions:
Dividends from net investment
  income  .........................     (0.00)(e)       (0.06)          (0.06)          (0.04)
Dividends in excess of net
investment income  ................        --           (0.01)             --              --
Distributions from net realized
  capital gains  ..................        --           (0.27)          (0.64)             --
                                      -------         -------         -------         -------
Total distributions  ..............     (0.00)(e)       (0.34)          (0.70)          (0.04)
                                      -------         -------         -------         -------
Net asset value, end of period  ...   $ 11.84         $ 13.11         $ 14.25         $ 12.04
                                      =======         =======         =======         =======
Total return (b)  .................     (9.68)%         (5.33)%         24.53%          19.85%
                                      =======         =======         =======         =======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $40,302         $74,472         $84,699         $50,769
Ratio of operating expenses to
  average net assets  .............      1.30%(c)        1.23%           1.27%           1.38%(c)
Ratio of net investment income to
  average net assets  .............      0.35%(c)        0.45%           0.56%           1.93%(c)
Portfolio turnover rate  ..........        20%             69%             53%             73%
Ratio of operating expenses to
  average net assets without
  waivers  ........................      1.30%(c)        1.23%           1.27%           1.51%(c)

----------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     148





Munder Small Company Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        K Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98(f)   6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                   -----------  ----------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  ......................   $ 16.54      $  19.96     $  21.62     $  21.08     $  15.28     $ 13.89      $ 14.37
                                   -------      --------     --------     --------     --------     -------      -------
Income from investment
  operations:
Net investment loss  ...........     (0.06)        (0.07)       (0.13)       (0.12)       (0.12)      (0.02)       (0.04)
Net realized and unrealized
  gain/(loss) on investments  ..      1.36         (2.14)        2.58         3.65         7.16        1.41        (0.42)
                                   -------      --------     --------     --------     --------     -------      -------
Total from investment
  operations  ..................      1.30         (2.21)        2.45         3.53         7.04        1.39        (0.46)
                                   -------      --------     --------     --------     --------     -------      -------
Less distributions:
Distributions from net realized
  gains  .......................        --         (1.21)       (4.11)       (2.99)       (1.24)         --        (0.02)
                                   -------      --------     --------     --------     --------     -------      -------
Total distributions  ...........        --         (1.21)       (4.11)       (2.99)       (1.24)         --        (0.02)
                                   -------      --------     --------     --------     --------     -------      -------
Net asset value, end of period     $ 17.84      $  16.54     $  19.96     $  21.62     $  21.08     $ 15.28      $ 13.89
                                   =======      ========     ========     ========     ========     =======      =======
Total return (b)  ..............      7.93%       (10.92)%      12.36%       18.93%       48.28%      10.01%       (3.21)%
                                   =======      ========     ========     ========     ========     =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $80,935      $123,341     $159,837     $152,766     $111,669     $52,077      $45,080
Ratio of operating expenses to
  average net assets  ..........      1.25%(c)      1.22%        1.20%        1.22%        1.21%       1.21%(c)     1.23%
Ratio of net investment loss to
  average net assets  ..........     (0.83)%(c)    (0.44)%      (0.57)%      (0.62)%      (0.66)%     (0.41)%(c)   (0.40)%
Portfolio turnover rate  .......        60%          108%         123%          98%          98%         39%          45%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      1.25%(c)      1.22%        1.20%        1.22%        1.28%       1.46%(c)     1.48%

----------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     149




Munder Value Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                      K Shares
                                      --------------------------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97(d)      6/30/96(d)
                                      -----------     ----------      ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $15.46          $ 16.21         $ 13.98         $11.57          $10.83
                                      ------          -------         -------         ------          ------
Income from investment operations:
Net investment income  ............     0.03             0.07            0.09           0.08            0.05
Net realized and unrealized
  gain/(loss) on investments  .....    (1.13)           (0.23)           3.38           3.64            0.74
                                      ------          -------         -------         ------          ------
Total from investment operations  .    (1.10)           (0.16)           3.47           3.72            0.79
                                      ------          -------         -------         ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.01)           (0.04)          (0.09)         (0.09)          (0.05)
Distributions from net realized
  gains  ..........................    (0.07)           (0.55)          (1.15)         (1.22)             --
                                      ------          -------         -------         ------          ------
Total distributions  ..............    (0.08)           (0.59)          (1.24)         (1.31)          (0.05)
                                      ------          -------         -------         ------          ------
Net asset value, end of period  ...   $14.28          $ 15.46         $ 16.21         $13.98          $11.57
                                      ======          =======         =======         ======          ======
Total return (b)  .................    (7.06)%          (0.48)%         25.84%         34.37%           7.33%
                                      ======          =======         =======         ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $6,200          $10,487         $14,754         $7,940          $1,018
Ratio of operating expenses to
  average net assets  .............     1.28%(c)         1.23%           1.24%          1.27%           1.20%(c)
Ratio of net investment income to
  average net assets  .............     0.42%(c)         0.51%           0.61%          0.70%           0.64%(c)
Portfolio turnover rate  ..........       57%             138%             92%           139%            223%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.28%(c)         1.23%           1.24%          1.31%           1.30%(c)

----------------
(a) The Munder Value Fund Class K Shares commenced operations on November 30, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     150




Munder Framlington Emerging Markets Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                            K Shares
                                      ----------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97(d)
                                      -----------     ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $ 11.60         $  8.99         $ 12.92         $10.06
                                      -------         -------         -------         ------
Income from investment operations:
Net investment income  ............      0.03            0.03            0.10           0.05
Net realized and unrealized
  gain/(loss) on investments  .....      3.11            2.58           (3.72)          2.84
                                      -------         -------         -------         ------
Total from investment operations  .      3.14            2.61           (3.62)          2.89
                                      -------         -------         -------         ------
Less distributions:
Dividends from net investment
  income  .........................        --              --           (0.04)         (0.03)
Distributions from net realized
  gains  ..........................        --              --           (0.05)            --
Distributions in excess of net
  realized gains  .................        --              --           (0.22)            --
                                      -------         -------         -------         ------
Total distributions  ..............        --              --           (0.31)         (0.03)
                                      -------         -------         -------         ------
Net asset value, end of period  ...   $ 14.74         $ 11.60         $  8.99         $12.92
                                      =======         =======         =======         ======
Total return (b)  .................     27.07%          29.03%         (28.34)%        28.69%
                                      =======         =======         =======         ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $41,442         $36,438         $31,790         $4,419
Ratio of operating expenses to
  average net assets  .............      1.91%(c)        1.85%           1.89%          1.79%(c)
Ratio of net investment income to
  average net assets  .............      0.53%(c)        0.39%           0.93%          1.14%(c)
Portfolio turnover rate  ..........        89%            159%             94%            46%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............      2.14%(c)        2.12%           2.14%          5.43%(c)

----------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     151




Munder Framlington Healthcare Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                             K Shares
                                      -------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99        Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97
                                      -----------     ----------      ----------      -------
Net asset value, beginning of
  period  .........................   $  10.44        $ 11.80         $10.89          $ 9.45
                                      --------        -------         ------          ------
Income from investment operations:
Net investment loss  ..............      (0.09)         (0.13)         (0.14)          (0.02)
Net realized and unrealized
  gain/(loss) on investments  .....       5.78          (1.13)          1.05            1.46
                                      --------        -------         ------          ------
Total from investment operations  .       5.69          (1.26)          0.91            1.44
                                      --------        -------         ------          ------
Less distributions:
Distributions from net realized
  gains  ..........................         --          (0.08)            --              --
Distributions in excess of net
  realized gains  .................         --          (0.02)            --              --
                                      --------        -------         ------          ------
Total distributions  ..............         --          (0.10)            --              --
                                      --------        -------         ------          ------
Net asset value, end of period  ...   $  16.13        $ 10.44         $11.80          $10.89
                                      ========        =======         ======          ======
Total return (b)  .................      54.35%        (10.70)%         8.45%          15.24%
                                      ========        =======         ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $     83        $    60         $  163          $  119
Ratio of operating expenses to
  average net assets  .............       1.66%(c)       1.61%          1.62%           1.55%(c)
Ratio of net investment loss to
  average net assets  .............      (1.61)% (c)    (1.27)%        (1.21)%         (0.95)%(c)
Portfolio turnover rate  ..........         31%            49%            47%             14%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............       1.83%(c)       1.92%          2.40%           7.33%(c)

----------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     152




Munder Framlington International Growth Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                              K Shares
                                      ----------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98(d)      6/30/97(d)
                                      -----------     ----------      ----------      ----------
Net asset value, beginning of
  period  .........................   $12.75          $11.92          $11.35          $ 9.87
                                      ------          ------          ------          ------
Income from investment operations:
Net investment income/(loss)  .....    (0.05)          (0.02)           0.02            0.05
Net realized and unrealized gain
  on investments  .................     4.24            0.86            0.61            1.43
                                      ------          ------          ------          ------
Total from investment operations  .     4.19            0.84            0.63            1.48
                                      ------          ------          ------          ------
Less distributions:
Dividends from net investment
  income  .........................    (0.13)             --           (0.02)             --
Distributions from net realized
  gains  ..........................    (0.54)          (0.01)          (0.03)             --
Distributions in excess of net
  realized gains  .................       --              --           (0.01)             --
                                      ------          ------          ------          ------
Total distributions  ..............    (0.67)          (0.01)          (0.06)             --
                                      ------          ------          ------          ------
Net asset value, end of period  ...   $16.27          $12.75          $11.92          $11.35
                                      ======          ======          ======          ======
Total return (b)  .................    33.24%           7.02%           5.60%          14.99%
                                      ======          ======          ======          ======
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $2,492          $1,834          $2,271          $1,089
Ratio of operating expenses to
  average net assets  .............     1.64%(c)        1.61%           1.62%           1.55%(c)
Ratio of net investment
  income/(loss) to average net
  assets  .........................    (0.82)%(c)      (0.17)%          0.21%           1.01%(c)
Portfolio turnover rate  ..........       29%             66%             38%             15%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed  ............     1.69%(c)        1.76%           1.82%           2.56%(c)

----------------
(a) The Munder Framlington International Growth Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     153




Munder Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                   ------------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99(d)  Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(d)   6/30/98(d)   6/30/97      6/30/96      6/30/95(e)   2/28/95(d,f)
                                   -----------  ----------   ----------   -------      -------      ----------   ------------
Net asset value, beginning of
  period  ......................   $  9.62      $  9.99      $  9.57      $  9.53      $  9.69      $  9.31      $  9.91
                                   -------      -------      -------      -------      -------      -------      -------
Income from investment
  operations:
Net investment income  .........      0.28         0.58         0.59         0.61         0.61         0.21         0.62
Net realized and unrealized
  gain/(loss) on investments  ..     (0.33)       (0.40)        0.40         0.01        (0.19)        0.37        (0.64)
                                   -------      -------      -------      -------      -------      -------      -------
Total from investment
  operations  ..................     (0.05)        0.18         0.99         0.62         0.42         0.58        (0.02)
                                   -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ......................     (0.30)       (0.55)       (0.57)       (0.58)       (0.58)       (0.20)       (0.58)
Distributions from net realized
  capital gains  ...............     (0.06)          --           --           --           --           --           --
                                   -------      -------      -------      -------      -------      -------      -------
Total distributions  ...........     (0.36)       (0.55)       (0.57)       (0.58)       (0.58)       (0.20)       (0.58)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period     $  9.21      $  9.62      $  9.99      $  9.57      $  9.53      $  9.69      $  9.31
                                   =======      =======      =======      =======      =======      =======      =======
Total return (b)  ..............     (0.57)%       1.72%       10.57%        6.72%        4.35%        6.28%        0.44%
                                   =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $44,746      $51,465      $43,281      $34,999      $32,211      $36,718      $33,842
Ratio of operating expenses to
  average net assets  ..........      1.00%(c)     0.97%        0.96%        0.96%        0.95%        0.95%(c)     0.92%
Ratio of net investment income
  to average net assets  .......      5.85%(c)     5.77%        5.93%        6.34%        6.26%        6.47%(c)     6.57%
Portfolio turnover rate  .......        60%         142%         222%         279%         507%          99%         165%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      1.00%(c)     0.97%        0.96%        0.96%        1.04%        1.19%(c)     1.16%

----------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.

                                     154





Munder Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          K Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98(f)   6/30/97(f)   6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  ----------   ----------   ----------   -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $   9.26     $   9.50     $   9.33     $   9.31     $   9.51     $   9.27     $   9.91
                                   --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  .........       0.25         0.51         0.55         0.55         0.58         0.22         0.56
Net realized and unrealized
  gain/(loss) on investments  ..      (0.18)       (0.24)        0.15         0.02        (0.20)        0.24        (0.57)
                                   --------     --------     --------     --------     --------     --------     --------
Total from investment
  operations  ..................       0.07         0.27         0.70         0.57         0.38         0.46        (0.01)
                                   --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ......................      (0.27)       (0.51)       (0.53)       (0.55)       (0.58)       (0.22)       (0.62)
Distributions from net realized
  gains  .......................         --           --           --           --           --           --        (0.01)
                                   --------     --------     --------     --------     --------     --------     --------
Total distributions  ...........      (0.27)       (0.51)       (0.53)       (0.55)       (0.58)       (0.22)       (0.63)
                                   --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period     $   9.06     $   9.26     $   9.50     $   9.33     $   9.31     $   9.51     $   9.27
                                   ========     ========     ========     ========     ========     ========     ========
Total return (b)  ..............       0.76%        2.83%        7.73%        6.34%        4.04%        5.04%        0.54%
                                   ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $289,931     $339,622     $355,840     $325,331     $370,493     $300,596     $285,493
Ratio of operating expenses to
  average net assets  ..........       0.97%(c)     0.95%        0.93%        0.93%        0.94%        0.95%(c)     0.93%
Ratio of net investment income
  to average net assets  .......       5.44%(c)     5.38%        5.77%        5.91%        6.08%        7.12%(c)     6.71%
Portfolio turnover rate  .......         66%         128%         194%         325%         494%          84%          80%
Ratio of operating expenses to
  average net assets without
  waivers  .....................       0.97%(c)     0.95%        0.93%        0.93%        1.02%        1.19%(c)     1.18%

----------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     155





Munder International Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                           K Shares
                                      -------------------------------------------------------
                                      Period
                                      Ended           Year            Year            Period
                                      12/31/99(d)     Ended           Ended           Ended
                                      (Unaudited)     6/30/99(d)      6/30/98         6/30/97
                                      -----------     ----------      -------         -------
Net asset value, beginning of
  period  .........................   $ 9.75          $ 9.67          $ 9.83          $9.54
                                      ------          ------          ------          -----
Income from investment operations:
Net investment income  ............     0.14            0.31            0.19           0.09
Net realized and unrealized
  gain/(loss) on investments  .....     0.22            0.10           (0.11)          0.20
                                      ------          ------          ------          -----
Total from investment operations  .     0.36            0.41            0.08           0.29
                                      ------          ------          ------          -----
Less distributions:
Dividends from net investment
  income  .........................    (0.50)          (0.18)          (0.22)            --
Distributions from net realized
  gains  ..........................       --           (0.15)          (0.02)            --
                                      ------          ------          ------          -----
Total distributions  ..............    (0.50)          (0.33)          (0.24)          0.00
                                      ------          ------          ------          -----
Net asset value, end of period  ...   $ 9.61          $ 9.75          $ 9.67          $9.83
                                      ======          ======          ======          =====
Total return (b)  .................     3.69%           3.92%           0.80%          3.04%
                                      ======          ======          ======          =====
Ratios to average net
  assets/supplemental data:
Net assets, end of period (in
  000's)  .........................   $   34          $   27          $   77          $ 103
Ratio of operating expenses to
  average net assets  .............     1.17%(c)        1.14%           1.11%          1.14%(c)
Ratio of net investment income to
  average net assets  .............     2.91%(c)        3.03%           3.53%          3.61%(c)
Portfolio turnover rate  ..........       61%             59%             81%            75%
Ratio of operating expenses to
  average net assets without
  waivers  ........................     1.17%(c)        1.14%           1.11%          1.18%(c)

----------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     156




Munder U.S. Government Income Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        K Shares
                                    ----------------------------------------------------------------------------------------
                                    Period
                                    Ended        Year         Year         Year         Year         Period       Period
                                    12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                    (Unaudited)  6/30/99(f)   6/30/98      6/30/97      6/30/96(f)   6/30/95(d)   2/28/95(e)
                                    -----------  ----------   -------      -------      ----------   ----------   ----------
Net asset value, beginning of
  period  .......................   $  10.03     $  10.38     $  10.09     $   9.98     $  10.30     $   9.89     $  10.00
                                    --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  ..........       0.30         0.59         0.60         0.65         0.71         0.23         0.47
Net realized and unrealized
  gain/(loss) on investments  ...      (0.29)       (0.37)        0.36         0.07        (0.27)        0.41        (0.12)
                                    --------     --------     --------     --------     --------     --------     --------
Total from investment operations        0.01         0.22         0.96         0.72         0.44         0.64         0.35
                                    --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  .......................      (0.33)       (0.55)       (0.61)       (0.61)       (0.68)       (0.23)       (0.46)
Distributions from net realized
  gains  ........................      (0.00)(g)    (0.01)       (0.06)       (0.00)(g)    (0.08)          --           --
Distributions in excess of net
  realized gains  ...............         --        (0.01)          --           --           --           --           --
                                    --------     --------     --------     --------     --------     --------     --------
Total distributions  ............      (0.33)       (0.57)       (0.67)       (0.61)       (0.76)       (0.23)       (0.46)
                                    --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period  .   $   9.71     $  10.03     $  10.38     $  10.09     $   9.98     $  10.30     $   9.89
                                    ========     ========     ========     ========     ========     ========     ========
Total return (b)  ...............       0.05%        2.11%        9.70%        7.49%        4.32%        6.55%        3.68%
                                    ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .......................   $184,132     $213,327     $219,724     $197,479     $158,948     $174,674     $165,298
Ratio of operating expenses to
  average net assets  ...........       0.98%(c)     0.96%        0.94%        0.96%        0.97%        0.97%(c)     0.95%(c)
Ratio of net investment income
  to average net assets  ........       5.95%(c)     5.74%        6.00%        6.51%        6.92%        6.96%(c)     7.02%(c)
Portfolio turnover rate  ........          6%          23%          85%         130%         133%          42%         143%
Ratio of operating expenses to
  average net assets without
  waivers  ......................       0.98%(c)     0.96%        0.94%        0.96%        1.04%        1.21%(c)     1.19%(c)

----------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     157




Munder Michigan Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                            K Shares
                                     ------------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99(d)   6/30/98      6/30/97(d)   6/30/96(d)   6/30/95(d,e) 2/28/95(d,f)
                                     -----------  ----------   -------      ----------   ----------   -------------------------
Net asset value, beginning of
  period  ........................   $  9.62      $ 10.06      $  9.64      $  9.34      $  9.34      $  9.24      $  9.73
                                     -------      -------      -------      -------      -------      -------      -------
Income from investment
  operations:
Net investment income  ...........      0.20         0.39         0.42         0.43         0.48         0.16         0.44
Net realized and unrealized
  gain/(loss) on investments  ....     (0.39)       (0.28)        0.44         0.30         0.00(g)      0.10        (0.50)
                                     -------      -------      -------      -------      -------      -------      -------
Total from investment operations       (0.19)        0.11         0.86         0.73         0.48         0.26        (0.06)
                                     -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ........................     (0.21)       (0.39)       (0.42)       (0.43)       (0.48)       (0.16)       (0.43)
Distributions from net realized
  gains  .........................        --        (0.16)       (0.02)       (0.00)(g)       --           --           --
                                     -------      -------      -------      -------      -------      -------      -------
Total distributions  .............     (0.21)       (0.55)       (0.44)       (0.43)       (0.48)       (0.16)       (0.43)
                                     -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period  ..   $  9.22      $  9.62      $ 10.06      $  9.64      $  9.34      $  9.34      $  9.24
                                     =======      =======      =======      =======      =======      =======      =======
Total return (b)  ................     (2.05)%       0.99%        9.02%        8.00%        5.14%        2.84%       (0.16)%
                                     =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $48,337      $64,065      $57,574      $43,316      $29,476      $25,549      $27,731
Ratio of operating expenses to
  average net assets  ............      1.02%(c)     1.00%        0.98%        0.88%        0.51%        0.52%(c)     0.56%
Ratio of net investment income to
  average net assets  ............      4.04%(c)     3.89%        4.29%        4.57%        5.01%        5.06%(c)     4.81%
Portfolio turnover rate  .........         7%          33%          34%          19%          31%           8%          53%
Ratio of operating expenses to
  average net assets without
  waivers  .......................      1.02%(c)     1.00%        0.98%        1.02%        1.09%        1.26%(c)     1.30%

----------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(f) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(g) Amount represents less than $0.01 per share.

                     See Notes to Financial Statements.

                                     158




Munder Tax-Free Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          K Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Period
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99      6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d,f) 2/28/95(e)
                                   -----------  -------      -------      ----------   ----------   ------------ ----------
Net asset value, beginning of
  period  ......................   $  10.03     $  10.74     $  10.52     $  10.35     $  10.30     $  10.14     $  10.00
                                   --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  .........       0.21         0.42         0.49         0.47         0.46         0.15         0.31
Net realized and unrealized
  gain/(loss) on investments  ..      (0.35)       (0.32)        0.38         0.25         0.07         0.16         0.14
                                   --------     --------     --------     --------     --------     --------     --------
Total from investment
  operations  ..................      (0.14)        0.10         0.87         0.72         0.53         0.31         0.45
                                   --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ......................      (0.22)       (0.42)       (0.49)       (0.47)       (0.47)       (0.15)       (0.31)
Distributions from net realized
  gains  .......................      (0.08)       (0.39)       (0.16)       (0.08)       (0.01)          --           --
                                   --------     --------     --------     --------     --------     --------     --------
Total distributions  ...........      (0.30)       (0.81)       (0.65)       (0.55)       (0.48)       (0.15)       (0.31)
                                   --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period     $   9.59     $  10.03     $  10.74     $  10.52     $  10.35     $  10.30     $  10.14
                                   ========     ========     ========     ========     ========     ========     ========
Total return (b)  ..............      (1.45)%       0.82%        8.43%        7.13%        5.12%        3.09%        4.64%
                                   ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $140,703     $173,863     $194,077     $190,243     $196,645     $232,040     $251,636
Ratio of operating expenses to
  average net assets  ..........       0.98%(c)     0.98%        0.93%        0.95%        0.98%        1.02%(c)     0.93%(c)
Ratio of net investment income
  to average net assets  .......       4.14%(c)     3.94%        4.60%        4.52%        4.42%        4.38%(c)     4.69%(c)
Portfolio turnover rate  .......          3%          32%          61%          45%          15%          12%          50%
Ratio of operating expenses to
  average net assets without
  waivers  .....................       0.98%(c)     0.98%        0.93%        0.95%        1.06%        1.26%(c)     1.17%(c)

----------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     159



Munder Tax-Free Short-Intermediate Bond Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                           K Shares
                                    ----------------------------------------------------------------------------------------
                                    Period
                                    Ended        Year         Year         Year         Year         Period       Year
                                    12/31/99(f)  Ended        Ended        Ended        Ended        Ended        Ended
                                    (Unaudited)  6/30/99(f)   6/30/98      6/30/97(f)   6/30/96(f)   6/30/95(d)   2/28/95(e)
                                    -----------  ----------   -------      ----------   ----------   ----------   ----------
Net asset value, beginning of
  period  .......................   $  10.22     $  10.46     $  10.41     $  10.34     $  10.37     $  10.17     $  10.44
                                    --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  ..........       0.19         0.38         0.43         0.41         0.41         0.14         0.38
Net realized and unrealized
  gain/(loss) on investments  ...      (0.13)       (0.14)        0.13         0.10        (0.03)        0.20        (0.21)
                                    --------     --------     --------     --------     --------     --------     --------
Total from investment operations        0.06         0.24         0.56         0.51         0.38         0.34         0.17
                                    --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  .......................      (0.20)       (0.38)       (0.42)       (0.41)       (0.41)       (0.14)       (0.42)
Distributions from net realized
  gains  ........................      (0.05)       (0.10)       (0.09)       (0.03)          --           --        (0.02)
                                    --------     --------     --------     --------     --------     --------     --------
Total distributions  ............      (0.25)       (0.48)       (0.51)       (0.44)       (0.41)       (0.14)       (0.44)
                                    --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period  .   $  10.03     $  10.22     $  10.46     $  10.41     $  10.34     $  10.37     $  10.17
                                    ========     ========     ========     ========     ========     ========     ========
Total return (b)  ...............       0.60%        2.27%        5.44%        5.04%        3.69%        3.35%        2.05%
                                    ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  .......................   $225,701     $268,948     $295,601     $283,641     $333,768     $333,067     $345,658
Ratio of operating expenses to
  average net assets  ...........       0.98%(c)     0.96%        0.94%        0.93%        0.96%        0.98%(c)     0.95%
Ratio of net investment income
  to average net assets  ........       3.68%(c)     3.63%        4.07%        3.96%        3.91%        4.01%(c)     4.19%
Portfolio turnover rate  ........          9%          25%          27%          31%          20%           5%          52%
Ratio of operating expenses to
  average net assets without
  waivers  ......................       0.98%(c)     0.96%        0.94%        0.93%        1.04%        1.22%(c)     1.19%

----------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     160




Munder Cash Investment Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                            K Shares
                                     ----------------------------------------------------------------------------------------
                                     Period
                                     Ended        Year         Year         Year         Year         Period       Year
                                     12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                     (Unaudited)  6/30/99      6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                     -----------  -------      -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                     --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  ...........      0.024        0.046        0.050        0.048        0.050        0.018        0.040
                                     --------     --------     --------     --------     --------     --------     --------
Total from investment operations        0.024        0.046        0.050        0.048        0.050        0.018        0.040
                                     --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ........................     (0.024)      (0.046)      (0.050)      (0.048)      (0.050)      (0.018)      (0.040)
                                     --------     --------     --------     --------     --------     --------     --------
Total distributions  .............     (0.024)      (0.046)      (0.050)      (0.048)      (0.050)      (0.018)      (0.040)
                                     --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period  ..   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                     ========     ========     ========     ========     ========     ========     ========
Total return (b)  ................       2.45%        4.68%        5.14%        4.90%        5.10%        1.81%        4.08%
                                     ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ........................   $902,150     $869,709     $672,842     $599,858     $547,523     $558,628     $559,212
Ratio of operating expenses to
  average net assets  ............       0.69%(c)     0.68%        0.66%        0.70%        0.68%        0.67%(c)     0.70%
Ratio of net investment income to
  average net assets  ............       4.83%(c)     4.57%        5.02%        4.81%        4.98%        5.49%(c)     4.12%
Ratio of operating expenses to
  average net assets without
  waivers  .......................       0.69%(c)     0.68%        0.66%        0.70%        0.68%        0.69%(c)     0.73%

----------------
(a) The Munder Cash Investment Fund Class K Shares commenced on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.

                                     161




Munder Tax-Free Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                         K Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99      6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  -------      -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                   --------     --------     --------     --------     --------     --------     --------
Income from investment
  operations:
Net investment income  .........      0.014        0.026        0.029        0.028        0.030        0.011        0.024
                                   --------     --------     --------     --------     --------     --------     --------
Total from investment
  operations  ..................      0.014        0.026        0.029        0.028        0.030        0.011        0.024
                                   --------     --------     --------     --------     --------     --------     --------
Less distributions:
Dividends from net investment
  income  ......................     (0.014)      (0.026)      (0.029)      (0.028)      (0.030)      (0.011)      (0.024)
                                   --------     --------     --------     --------     --------     --------     --------
Total distributions  ...........     (0.014)      (0.026)      (0.029)      (0.028)      (0.030)      (0.011)      (0.024)
                                   --------     --------     --------     --------     --------     --------     --------
Net asset value, end of period     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                   ========     ========     ========     ========     ========     ========     ========
Total return (b)  ..............       1.38%        2.61%        2.98%        2.90%        3.00%        1.12%        2.44%
                                   ========     ========     ========     ========     ========     ========     ========
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $282,826     $289,536     $205,600     $226,782     $192,591     $195,730     $195,926
Ratio of operating expenses to
  average net assets  ..........       0.72%(c)     0.70%        0.69%        0.68%        0.68%        0.69%(c)     0.70%
Ratio of net investment income
  to average net assets  .......       2.74%(c)     2.57%        2.93%        2.86%        2.99%        3.36%(c)     2.39%
Ratio of operating expenses to
  average net assets without
  waivers  .....................       0.72%(c)     0.70%        0.69%        0.68%        0.70%        0.74%(c)     0.75%

----------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

                     See Notes to Financial Statements.

                                     162





Munder U.S. Treasury Money Market Fund(a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                          K Shares
                                   ----------------------------------------------------------------------------------------
                                   Period
                                   Ended        Year         Year         Year         Year         Period       Year
                                   12/31/99     Ended        Ended        Ended        Ended        Ended        Ended
                                   (Unaudited)  6/30/99(f)   6/30/98      6/30/97      6/30/96      6/30/95(d)   2/28/95(e)
                                   -----------  ----------   -------      -------      -------      ----------   ----------
Net asset value, beginning of
  period  ......................   $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                   -------      -------      -------      -------      -------      -------      -------
Income from investment
  operations:
Net investment income  .........     0.022        0.042        0.048        0.047        0.048        0.017        0.037
                                   -------      -------      -------      -------      -------      -------      -------
Total from investment
  operations  ..................     0.022        0.042        0.048        0.047        0.048        0.017        0.037
                                   -------      -------      -------      -------      -------      -------      -------
Less distributions:
Dividends from net investment
  income  ......................    (0.022)      (0.042)      (0.048)      (0.047)      (0.048)      (0.017)      (0.037)
                                   -------      -------      -------      -------      -------      -------      -------
Total distributions  ...........    (0.022)      (0.042)      (0.048)      (0.047)      (0.048)      (0.017)      (0.037)
                                   -------      -------      -------      -------      -------      -------      -------
Net asset value, end of period     $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                   =======      =======      =======      =======      =======      =======      =======
Total return (b)  ..............      2.20%        4.33%        4.87%        4.73%        4.89%        1.76%        3.83%
                                   =======      =======      =======      =======      =======      =======      =======
Ratios to average net assets/
  supplemental data:
Net assets, end of period (in
  000's)  ......................   $22,660      $21,777      $41,247      $41,877      $62,133      $74,210      $75,197
Ratio of operating expenses to
  average net assets  ..........      0.76%(c)     0.73%        0.72%        0.69%        0.69%        0.70%(c)     0.70%
Ratio of net investment income
  to average net assets  .......      4.34%(c)     4.23%        4.77%        4.64%        4.74%        5.23%(c)     3.73%
Ratio of operating expenses to
  average net assets without
  waivers  .....................      0.76%(c)     0.73%        0.72%        0.69%        0.71%        0.75%(c)     0.75%

----------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Fiscal year end changed to June 30. Prior to this, the fiscal year end was the last day of February.

(e) On February 1, 1995, Munder Capital Management replaced Woodbridge Capital Management, Inc. as investment advisor for the Fund as a result of the consolidation of the investment advisory businesses of Woodbridge Capital Management, Inc. and Munder Capital Management, Inc.

(f) Per share numbers have been calculated using the average shares method.

                     See Notes to Financial Statements.

                                     163



The Munder Funds
  Notes To Financial Statements, December 31, 1999

1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Funds") as follows:

MFI:
Equity Funds
Munder Micro-Cap Equity Fund
Munder Multi-Season Growth Fund
Munder Real Estate Equity Investment Fund
Munder Small-Cap Value Fund
Munder Value Fund
Income Funds
Munder International Bond Fund
Money Market Fund
Munder Money Market Fund
MFT:
Equity Funds
Munder Balanced Fund
Munder Growth & Income Fund
Munder Index 500 Fund
Munder International Equity Fund
Munder Small Company Growth Fund
Income Funds
Munder Bond Fund
Munder Intermediate Bond Fund
Munder U.S. Government Income Fund
Munder Michigan Tax-Free Bond Fund
Munder Tax-Free Bond Fund
Munder Tax-Free Short-Intermediate Bond Fund
Money Market Funds
Munder Cash Investment Fund
Munder Tax-Free Money Market Fund
Munder U.S. Treasury Money Market Fund
Framlington:
Equity Funds
Munder Framlington Emerging Markets Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

      The Equity Funds (with the exception of the Munder Index 500 Fund) and the Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Index 500 Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

      Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), or World Asset Management ("World"), a wholly owned subsidiary of Munder Capital Management, and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

      Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

      The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

      Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

      Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

      Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. The Advisor or World, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding Munder Balanced Fund, Munder Growth & Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Growth & Income Fund, Munder Multi-Season Growth Fund, Munder Index 500 Fund and Munder Value Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

      As determined on June 30, 1999, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

      Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. Investment Advisors, Sub-Advisor and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                          Fees on Assets         Fees on Assets
                                                        up to $500 Million   Exceeding $500 Million
                                                        ------------------   ----------------------
Munder Multi-Season Growth Fund .....................          1.00%                  0.75%
                                                          Fees on Assets         Fees on Assets
                                                        up to $250 Million   Exceeding $250 Million
                                                        ------------------   ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund .............          1.00%                  0.75%
                                                         Fees on Average
                                                         Daily Net Assets
                                                         ----------------
Munder Micro-Cap Equity .............................         1.00%
Munder Growth & Income Fund, Munder Small-Cap Value
  Fund, and Munder Small Company Growth Fund ........         0.75%
Munder Real Estate Equity Investment Fund and Munder
  Value Fund ........................................         0.74%
Munder Balanced Fund ................................         0.65%
The Income Funds ....................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................         0.35%
Munder Money Market Fund ............................         0.40%
Munder Framlington Emerging Markets Fund ............         1.25%

      For its advisory services, World is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:


                                                       Fees on Assets
                                      Fees on Assets       Between      Fees on Assets
                                           up to          $250 and         Exceeding
                                       $250 Million     $500 Million     $500 Million
                                      --------------   ---------------  --------------
Munder Index 500 Fund ..............       0.20%            0.12%            0.07%
                                       Fees on Average
                                      Daily Net Assets
                                      ----------------
Munder International Equity Fund ...        0.75%

      The Advisor or World voluntarily waived fees and reimbursed expenses for the period ended December 31, 1999 for the following Funds:

                         Fund                           Fees Waived   Expenses Reimbursed
                         ----                           -----------   -------------------
Munder Index 500 Fund ...............................     $ 56,557               --
Munder Micro-Cap Equity Fund ........................           --          $ 4,682
Munder Multi-Season Growth Fund .....................      628,415               --
Munder Framlington Emerging Markets Fund ............           --           57,728
Munder Framlington Healthcare Fund ..................           --           15,386
Munder Framlington International Growth Fund ........           --           19,221

      Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

      Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank,owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $341,840 for its shareholder services to the Funds for the period ended December 31, 1999.

      Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the period ended December 31, 1999, the Distributor paid $13,131 and $39,322 to Comerica Securities and LPM, respectively, for shareholder services provided to the Funds.

      For the period ended December 31, 1999, the effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                          Class A      Class B      Class C       Class K
                                                          Shares       Shares       Shares        Shares
                                                        12b-1 Fees   12b-1 Fees   12b-1 Fees   Service Fees
                                                        ----------   ----------   ----------   ------------
The Equity Funds (excluding the Munder Index 500
  Fund) .............................................      0.25%        1.00%        1.00%         0.25%
Munder Index 500 Fund ...............................      0.20%        1.00%         N/A          0.25%
The Income Funds ....................................      0.25%        1.00%        1.00%         0.25%
The Money Market Funds (excluding Munder Money Market
  Fund) .............................................      0.25%         N/A          N/A          0.15%
Munder Money Market Fund ............................      0.25%        1.00%        1.00%          N/A

      For the period ended December 31, 1999, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.15% and 0.50% of average net assets for the Class A Shares and the Class B Shares, respectively. For the period ended December 31, 1999 the waivers amounted to $213,186 for the Class A Shares and $838,047 for the Class B Shares of the Fund.

4. Securities Transactions

      For the period ended December 31, 1999, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................      $ 17,950,324         $ 32,961,770
Munder Growth & Income Fund .........................        32,052,272           58,290,291
Munder Index 500 Fund ...............................       162,159,825           28,031,557
Munder International Equity Fund ....................        24,000,515           52,366,793
Munder Micro-Cap Equity Fund ........................        51,853,743           49,430,554
Munder Multi-Season Growth Fund .....................       159,972,308          242,223,523
Munder Real Estate Equity Investment Fund ...........         4,474,550           11,415,293
Munder Small-Cap Value Fund .........................        21,687,424           49,985,048
Munder Small Company Growth Fund ....................       157,685,104          227,088,360
Munder Value Fund ...................................        74,339,310          112,778,797
Munder Framlington Emerging Markets Fund ............        46,699,960           50,059,095
Munder Framlington Healthcare Fund ..................         5,732,700            7,096,495
Munder Framlington International Growth Fund ........        20,226,204           25,911,973
Munder Bond Fund ....................................        71,404,915           87,467,033
Munder Intermediate Bond Fund .......................       175,485,120          172,197,105
Munder International Bond Fund ......................        30,809,812           35,051,679
Munder Michigan Tax-Free Bond Fund ..................         4,295,191           19,687,978
Munder Tax-Free Bond Fund ...........................         5,203,110           29,317,495
Munder Tax-Free Short-Intermediate Bond Fund ........        23,885,012           64,209,759

      For the period ended December 31, 1999 purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                        Cost of Purchases   Proceeds from Sales
                                                        -----------------   -------------------
Munder Balanced Fund ................................      $  1,099,650         $  1,192,309
Munder Bond Fund ....................................        69,489,431           64,268,533
Munder Intermediate Bond Fund .......................       152,190,312          209,280,181
Munder International Bond Fund ......................         1,457,109                   --
Munder U.S. Government Income Fund ..................        15,873,813           34,651,446

      At December 31, 1999 aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                          Tax Basis      Tax Basis
                                                         Unrealized     Unrealized
                                                        Appreciation   Depreciation
                                                        ------------   ------------
Munder Balanced Fund ................................      6,098,783     1,464,316
Munder Growth & Income Fund .........................     41,731,366     4,187,699
Munder Index 500 Fund ...............................    580,112,507    46,870,400
Munder International Equity Fund ....................    107,021,543    11,356,682
Munder Micro-Cap Equity Fund ........................     25,499,386     2,795,644
Munder Multi-Season Growth Fund .....................    270,381,705    21,373,459
Munder Real Estate Equity Investment Fund ...........      1,343,489     9,179,427
Munder Small-Cap Value Fund .........................     12,003,820    11,121,943
Munder Small Company Growth Fund ....................     63,525,951    11,332,105
Munder Value Fund ...................................     13,242,834     6,276,785
Munder Framlington Emerging Markets Fund ............     19,472,412     2,671,240
Munder Framlington Healthcare Fund ..................      9,560,947     2,730,492
Munder Framlington International Growth Fund ........     30,850,467     3,271,927
Munder Bond Fund ....................................         73,687    12,780,694
Munder Intermediate Bond Fund .......................         61,839    14,884,489
Munder International Bond Fund ......................      1,571,064     3,215,194
Munder U.S. Government Income Fund ..................        744,902    11,078,926
Munder Michigan Tax-Free Bond Fund ..................        399,206     2,919,606
Munder Tax-Free Bond Fund ...........................      2,146,713     6,440,372
Munder Tax-Free Short-Intermediate Bond Fund ........      1,321,441     2,986,587

                                     172




5. Concentration

      The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan
Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

      Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At
December 31, 1999, investments in these securities for the Munder Michigan
Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free
Short-Intermediate Bond Fund represented 47.5%, 25.2% and 16.4% of holdings, respectively.

      The Munder International Equity Fund and the Munder International Bond
Fund primarily invest in foreign securities and the Munder Framlington
International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest as least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

      The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

      The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

6. Organizational Costs

      Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.


                                     173



7. Income Tax Information

      As determined at June 30, 1999 the following Funds had available for Federal income tax purposes, unused capital losses as follows:


                                                Expiring   Expiring   Expiring    Expiring      Expiring      Expiring
                     Fund                         2000       2001       2002        2003          2005          2007
                     ----                       --------   --------   --------    --------      --------      --------
Munder Micro-Cap Fund  ......................         --         --         --           --            --   $ 6,169,618
Munder Small-Cap Value Fund  ................         --         --         --           --            --     3,803,999
Munder Small Company Growth Fund  ...........         --         --         --           --            --    46,123,147
Munder Framlington Emerging Markets Fund  ...         --         --         --           --            --    13,156,700
Munder Intermediate Bond Fund  ..............         --         --         --   $8,154,852   $11,240,318            --
Munder International Bond Fund  .............         --         --         --           --            --        11,521
Munder Cash Investment Fund  ................    $ 1,650         --         --           --            --            --
Munder Tax-Free Money Market Fund  ..........     57,257    $39,684    $15,088       12,291            --            --

8. Subsequent Event

      On February 14, 2000 the Board of Directors for the Munder Funds, Inc. voted to close and liquidate the Munder Value Fund effective April 17, 2000.

                                     174






                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116






                                          (OUTSIDE BACK COVER)

SANNK1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.





                                                        (OUTSIDE FRONT COVER)

                                                       CLASS A, B & Y SHARES

                                                                 Semi-Annual
                                                                      Report
The Munder Funds
Investments                                                December 31, 1999
for all seasons                                   THE MUNDER LIFESTYLE FUNDS
                                                     All-Season Conservative
                                                         All-Season Moderate
                                                       All-Season Aggressive




                                                    "The Munder Lifestyle
                                                    Funds are designed for
                                                    investors who seek a
                                                    diversified portfolio
                                                    with a targeted level of
                                                    risk."


The Munder Funds
     Letter to shareholders


DEAR FELLOW SHAREHOLDERS:


     On the following pages you will find the most recent financial information for The Munder Lifestyle Funds. I hope you are pleased with the performance and operation of the Funds.

     The Munder Lifestyle Funds are designed for investors who seek a diversified portfolio with a targeted level of risk. Each Fund is made up of shares of other Munder Funds. The asset mix is carefully chosen on the basis of Munder Capital's proprietary asset allocation process. The degree of exposure to each market sector and investment style is carefully set to reflect the appropriate risk and return level targeted for each of the three Munder Lifestyle Funds.

     As of December 31, 1999, the Munder All-Season Aggressive Fund had an asset allocation of 93.9% equity funds, 4.2% fixed income funds and 1.9% money market funds. Among the strongest contributors to Fund performance over the past six months were its holdings of the Munder NetNet Fund and the Munder Future Technology Fund (started in August 1999). Both Funds benefited from the strength of technology stocks in the overall market. Reflecting the rebound in global stock markets, the international funds represented in the Munder All-Season Aggressive Fund were also among the performance leaders during the past six months.

     The Munder All-Season Moderate Fund had an asset allocation of 75.7% equity funds, 23.7% fixed income funds and 0.6% money market funds as of December 31, 1999. Like the Munder All-Season Aggressive Fund, the Fund benefited from its holdings of the Munder NetNet Fund and Munder Future Technology Fund (started in August 1999). Reflecting the rebound of smaller capitalization stocks in the fourth quarter of 1999, holdings of Munder Funds representing the smaller and mid-capitalization segments of the stock market also helped to boost the Fund's return during the last half of the year.

     Given its defensive structure, the Munder All-Season Conservative Fund typically has the lowest exposure to equities and highest exposure to fixed income securities of the three Munder Lifestyle Funds. As of December 31, 1999, the Fund had an asset allocation of 37.8% equity funds, 59.7% fixed income funds and 2.5% money market funds. Given the strength of the stock market and weakness in the bond market during the last half of the year, this defensive allocation pulled down the overall returns of the Fund during the last half of the year.

     If you have any questions about the The Munder Lifestyle Funds, please call your financial advisor or contact the Fund at 1-800-4MUNDER with your inquiries. You may also contact us through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

     Very truly yours,

     /s/ James C. Robinson
     James C. Robinson, CEO
     Munder Capital Management

Table of
  Contents

FUNDS OVERVIEW
            iv   Munder All-Season Conservative Fund
            iv   Munder All-Season Moderate Fund
            iv   Munder All-Season Aggressive Fund
PORTFOLIO OF INVESTMENTS --
            1    Munder All-Season Conservative Fund
            2    Munder All-Season Moderate Fund
            3    Munder All-Season Aggressive Fund
            4    Financial Statements
            11   Financial Highlights
            20   Notes to Financial Statements


-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

Management's Discussion and
  Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Stock Market

      Portfolio diversification did not help the performance of domestic stock portfolios in 1999. Technology dominated all size segments of the market. In fact, the commanding performance of technology stocks resulted in a two-tiered U.S. stock market in 1999. Close to half of the stocks in the S&P 500 universe posted a negative return for the year. In contrast, the technology sector of that universe generated a return of almost 79%. Technology stocks, which make up 70% of the NASDAQ Composite, powered that index to an 86% return, a record for a U.S. stock market index.

      In large part, the strong performance of technology stocks was due to strong fundamentals and continued strength in both the actual and projected earnings of stocks in that sector. The prices of technology stocks were also boosted by a momentum psychology. Investors poured money into the current winners, helping to drive the technology group to unprecedented valuations.

      In the technology-dominated environment of 1999, diversification would tend to hold back performance of any broad based stock portfolio, and this was no different for any of the diversified stock portfolios in the Munder Family of Mutual Funds. Interestingly, the search for reasonable valuations -- the relationship between the price of a stock and the estimated growth of its future earnings, also dragged down returns. Although among the equity sectors, technology was our largest commitment (approximately 24% at year-end), concerns about the extreme valuations prevented us from investing in those technology stocks with the highest ratios of current price-to-projected earnings. Lack of earnings also caused us to avoid many of the Internet stocks. These were exactly the key stocks driving technology returns in 1999.

      We anticipate continued market strength in 2000. Among the positive factors for the market are the likelihood of continued economic growth and low to moderate inflation. Productivity should continue to improve, which will boost corporate earnings even in an environment where firms have little or no pricing power. With one-third of S&P 500 earnings coming from abroad, the global recovery will also be a positive for U.S. companies. While we look forward to some broadening of the market, we anticipate the technology sector will continue to do well given its strong fundamentals. However, investors may become somewhat more discerning about their technology purchases with an increased focus on valuation. Differentiation in the growth of technology companies' earnings may also lead to more selectivity within the sector, especially in the Internet space where investors and analysts are now beginning to focus on "the path to profitability" rather than just the novelty of a new idea.

      We are maintaining our portfolio diversification by continuing a market weighting in the technology sector as we move into the new year. Given that the market won't go up indefinitely, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. That having been said, we expect to see greater volatility in the market. In this upcoming environment it will be even more important for investors to focus on their long-term goals, and to look past short-term market swings.

      Although we remain positive about the market's prospects, there are risks on the horizon -- the primary one being the potential for the Federal Reserve to further tighten monetary policy by raising interest rates. The Fed is clearly concerned about stock valuations and the possibility of an "asset bubble". It appears determined to raise rates until the speculative excesses are wrung out of the market. The resulting reduction in liquidity would have a negative impact on both the stock and bond markets.

The Bond Market

      During 1999, the Federal Reserve became increasingly concerned about economic strength and the potential for inflationary pressures. The Fed began tightening monetary policy in June 1999, and raised rates at three different intervals during the ensuing six months. At year end, the Federal Funds rate was 0.75% higher than at the beginning of the year and other fixed income rates (treasury, corporate, mortgage) were more than 1% higher. As a result, the bond market experienced its worst year since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Corporate bonds have benefited from the strong economy and the resulting increase in corporate profits. The relative returns of mortgage-backed securities were boosted because mortgage refinancings declined and the predictability of mortgage prepayments increased. Therefore, our heavy weightings in corporate and mortgage-backed securities contributed positively to the performance of our bond portfolios in 1999.

      We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. These sectors continue to yield substantially more than Treasury bonds with similar maturities. We therefore believe that investors are well compensated for owning these securities. Within the corporate market we continue to focus on the higher quality end of the spectrum. The Federal Reserve has clearly signaled its intention to raise rates until economic growth slows. Lower quality corporate bonds tend to underperform in periods of slow economic growth, and investors are not adequately compensated for the additional risk at present.

      Most investors view fixed income securities as relatively stable and the income-producing component of their overall portfolio. We believe that injecting volatility into this portion of a portfolio through interest rate forecasting adds an element of risk most investors are not seeking. Our core fixed income style is therefore based on a "targeted duration" philosophy. We align the interest rate sensitivity of our fixed income portfolios with that of their benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis, and other strategies we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999 as further evidence that it is risky to base fixed income strategy on the direction of interest rates.

      Please note: In some of the following commentary, the Munder Lifestyle Funds are compared to Lehman indices. It is important to remember that the returns for the Munder Lifestyle Funds are reported after the deduction of all expenses. Since the Lehman indices are not actual funds, there are no expenses netted against their returns.

      The following paragraphs detail the performance of The Munder Lifestyle Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Class Y Shares, net of Fund expenses.

MUNDER ALL-SEASON CONSERVATIVE FUND
MUNDER ALL-SEASON MODERATE FUND
MUNDER ALL-SEASON AGGRESSIVE FUND

Fund Managers: Leonard J. Barr, II, CFA, James C. Robinson and Peter G. Root

      These Funds are designed for investors who seek a diversified portfolio with a targeted level of risk. Each Fund is made up of shares of other Munder Funds. The asset mix is carefully chosen on the basis of Munder Capital's proprietary asset allocation process. The degree of exposure to each market sector and investment style is carefully set to reflect the appropriate risk and return level targeted for each Fund.

      The Munder All-Season Conservative Fund is the most conservative of the Munder Lifestyle Funds. As of December 31, 1999, the Fund had an asset allocation of 37.8% equity funds, 59.7% fixed income funds and 2.5% money market funds. The Fund earned a total return of 1.97% for the six months ending December 31, 1999, relative to the 0.98 return for the Lehman Brothers Intermediate Government Corporate Index and the 0.85% average return for the Lipper universe of income mutual funds. The Fund has earned an above-average return for the one-month, three- month, six-month and nine-month time periods ending December 31, 1999.

      The Munder All-Season Moderate Fund is a moderate risk Lifestyle Fund. As of December 31, 1999, the Fund had an asset allocation of 75.7% equity funds, 23.7% fixed income funds and 0.6% money market funds. The Fund generated a return of 9.78% for the six months ending December 31, 1999, relative to the 4.73% return for the 60% S&P 500/40% Lehman Government Corporate Index 5.51% average return for the Lipper universe of flexible portfolio mutual funds. The Fund has earned an above-average return for one-month, three-month, six-month, nine-month, and one-year time periods ending December 31, 1999.

      The Munder All-Season Aggressive Fund is the most aggressive of the Munder Lifestyle Funds. As of December 31, 1999, it had an allocation of 93.9% equity funds, 4.2% fixed income funds and 1.9% money market funds. During the six months ending December 31, 1999, the Fund generated a return of 13.66%, compared to the 10.45% return for the Wilshire 5000 Index and for the -0.39% average return for the Lipper universe of small-cap value portfolio mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending December 31, 1999.

      Technology dominated all segments of the stock market. As a result, the Munder NetNet Fund and the Munder Future Technology Fund (begun in August
1999) were the strongest performing holdings of the Fund. The Munder NetNet Fund also dominated performance for the year as a whole. Considering both the returns and the weights of the Funds held in the Munder All-Season Aggressive Fund, the Munder NetNet Fund had the largest positive impact on the quarter's return for the Munder All-Season Aggressive Fund, followed closely by the Munder Future Technology Fund.

      Reflecting the rebound in global stock markets, the international funds represented in the Fund were also among the performance leaders for the quarter. The Munder Framlington Emerging Markets Fund had the strongest returns in this category and was the third largest contributor to the performance of the Munder All-Season Aggressive Fund.

      In addition to the broadening out of performance to include non-U.S. stock markets, the U.S. market also showed better performance across size segments. The Munder Micro-Cap Equity Fund, the Munder Growth Opportunities Fund (a mid-capitalization fund) and the Munder Small Company Growth Fund all had strong returns for the quarter.

      One sector that did not participate in stock market strength during the quarter was the REIT sector. While REITs experienced some rebound in performance during the latter half of December, they continue to show weak relative and absolute performance. Another sector that has lagged the overall market is the value sector. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. In contrast, growth stocks are selected largely because of anticipated growth in earnings. One reason for the lagging performance of value stocks is that value universes typically include a smaller representation of technology stocks, particularly Internet stocks.

      The Munder Lifestyle Funds were launched with the intent that investors would shift their mutual fund buying habits toward more complete solutions, funds providing broad based diversification in one spot. We viewed this especially attractive in the retirement and 401k markets. Unfortunately, we have been unable to raise a sufficient amount of assets in the Moderate and the Conservative Lifestyle Funds to make them economic to continue to offer. Since inception we have capped the expense ratios of these two funds, and we will continue to do so at the current levels while we proceed with the process of closing them down. We have requested and received approval from the Funds' Board of Directors to close these Funds. We would expect the process to be completed by the end of March 2000.

Munder All-Season Conservative Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

          Shares                                                                                               Value
------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 88.9%
           8,110     Munder Bond Fund, Class Y                                                           $        74,696
          10,640     Munder Cash Investment Fund, Class Y                                                         10,640
           3,184     Munder Equity Selection Fund, Class Y                                                        38,558
             405     Munder Framlington Global Financial Services Fund, Class Y                                    4,173
           1,185     Munder Framlington International Growth Fund, Class Y                                        19,320
             760     Munder Future Technology Fund, Class Y                                                       11,524
          20,742     Munder Intermediate Bond Fund, Class Y                                                      187,918
             449     Munder Micro-Cap Equity Fund, Class Y+                                                       12,124
             834     Munder Multi-Season Growth Fund, Class Y                                                     17,893
           1,952     Munder Real Estate Equity Investment Fund, Class Y                                           21,631
             582     Munder Small Company Growth Fund, Class Y+                                                   10,571
             772     Munder Small-Cap Value Fund, Class Y                                                          9,161
           1,496     Munder Value Fund, Class Y                                                                   21,408
                                                                                                         ---------------

                     TOTAL INVESTMENT COMPANY SECURITIES
                      (Cost $433,739)                                                                            439,617
                                                                                                         ---------------

TOTAL INVESTMENTS (Cost $433,739*)                                                           88.9%               439,617
OTHER ASSETS AND LIABILITIES (Net)                                                           11.1                 54,711
                                                                                            -----        ---------------

NET ASSETS                                                                                  100.0%       $       494,328
                                                                                            =====        ===============

----------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.


                      See Notes to Financial Statements.

                                      1




Munder All-Season Moderate Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

          Shares                                                                                               Value
------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.1%
          45,029     Munder Bond Fund, Class Y                                                           $       414,716
          20,412     Munder Cash Investment Fund, Class Y                                                         20,412
          27,849     Munder Equity Selection Fund, Class Y                                                       337,251
           7,250     Munder Framlington Emerging Markets Fund, Class Y +                                         107,374
          17,506     Munder Framlington Global Financial Services, Class Y                                       180,310
           7,143     Munder Framlington Healthcare Fund, Class Y +                                               116,068
          13,874     Munder Framlington International Growth Fund, Class Y                                       226,148
          16,743     Munder Future Technology Fund, Class Y                                                      253,820
          11,656     Munder Growth Opportunities Fund, Class Y                                                   144,766
          46,601     Munder Intermediate Bond Fund, Class Y                                                      422,201
           8,288     Munder Micro-Cap Equity Fund, Class Y +                                                     223,938
           7,785     Munder Multi-Season Growth Fund, Class Y                                                    166,981
           1,675     Munder NetNet Fund, Class Y                                                                 128,880
          14,518     Munder Real Estate Equity Investment Fund, Class Y                                          160,861
           8,593     Munder Small Company Growth Fund, Class Y +                                                 156,132
          15,816     Munder Small-Cap Value Fund, Class Y                                                        187,576
          19,925     Munder Value Fund, Class Y                                                                  285,131
                                                                                                         ---------------

                     TOTAL INVESTMENT COMPANY SECURITIES
                      (Cost $3,175,646)                                                                        3,532,565
                                                                                                         ---------------

TOTAL INVESTMENTS (Cost $3,175,646*)                                                         99.1%             3,532,565
OTHER ASSETS AND LIABILITIES (Net)                                                            0.9                 33,057
                                                                                            -----        ---------------

NET ASSETS                                                                                  100.0%       $     3,565,622
                                                                                            =====        ===============

-------------------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

                      See Notes to Financial Statements.


                                      2



Munder All-Season Aggressive Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

          Shares                                                                                               Value
------------------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY SECURITIES -- 99.8%
         309,942     Munder Bond Fund, Class Y                                                           $     2,854,568
       1,206,755     Munder Cash Investment Fund, Class Y                                                      1,206,755
         812,523     Munder Equity Selection Fund, Class Y                                                     9,839,653
         398,807     Munder Framlington Emerging Markets Fund, Class Y +                                       5,906,338
         383,211     Munder Framlington Global Financial Services Fund, Class Y                                3,947,075
         188,177     Munder Framlington Healthcare Fund, Class Y +                                             3,057,881
         368,957     Munder Framlington International Growth Fund, Class Y                                     6,014,002
         383,381     Munder Future Technology Fund, Class Y                                                    5,812,063
         321,374     Munder Growth Opportunities Fund, Class Y                                                 3,991,460
         157,736     Munder Micro-Cap Equity Fund, Class Y +                                                   4,262,019
         143,031     Munder Multi-Season Growth Fund, Class Y                                                  3,068,022
          44,085     Munder NetNet Fund, Class Y                                                               3,391,875
         240,418     Munder Real Estate Equity Investment Fund, Class Y                                        2,663,836
         118,243     Munder Small Company Growth Fund, Class Y +                                               2,148,467
         184,825     Munder Small-Cap Value Fund, Class Y                                                      2,192,027
         493,107     Munder Value Fund, Class Y                                                                7,056,363
                                                                                                         ---------------

                     TOTAL INVESTMENT COMPANY SECURITIES
                      (Cost $56,532,225)                                                                      67,412,404
                                                                                                         ---------------

TOTAL INVESTMENTS (Cost $56,532,225*)                                                        99.8%            67,412,404
OTHER ASSETS AND LIABILITIES (Net)                                                            0.2                116,024
                                                                                            -----        ---------------

NET ASSETS                                                                                  100.0%       $    67,528,428
                                                                                            =====        ===============

-------------------------
* Aggregate cost for Federal tax purposes.

+ Non-income producing security.

                      See Notes to Financial Statements.


                                      3




The Munder Lifestyle Funds
  Statements of Assets and Liabilities, December 31,1999 (Unaudited)

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
ASSETS:
Investments, at value (See accompanying schedules)...       $     439,617         $   3,532,565      $   67,412,404
Cash.................................................                   -                18,114           1,576,318
Receivable for Fund shares sold......................              24,821                 3,216              75,731
Receivable from investment advisor...................               9,689                 7,750                   -
Receivable for investment securities sold............                 843                     -                   -
Dividends receivable.................................                  48                    92               5,583
Unamortized organization costs.......................              14,399                15,155              19,718
Prepaid expenses.....................................              10,850                 9,934              10,974
                                                            -------------         -------------      --------------
    Total Assets.....................................             500,267             3,586,826          69,100,728
                                                            -------------         -------------      --------------

LIABILITIES:
Due to custodian.....................................                 858                     -                   -
Administration fee payable...........................               2,268                 1,579               5,776
Payable for fund shares redeemed.....................               2,032                     -                   -
Custodian fees payable...............................                 447                   756               3,209
Distribution fees payable............................                 216                   371                 376
Transfer agent fee payable...........................                  74                   161               2,578
Investment advisory fee payable......................                  44                   291               5,380
Payable for investments securities purchased.........                   -                18,023           1,543,215
Accrued Directors' fees and expenses.................                   -                    23                 341
Accrued expenses and other payables..................                   -                     -              11,425
                                                            -------------         -------------      --------------
    Total Liabilities................................               5,939                21,204           1,572,300
                                                            -------------         -------------      --------------

NET ASSETS...........................................       $     494,328         $   3,565,622      $   67,528,428
                                                            =============         =============      ==============
Investments at cost..................................       $     433,739         $   3,175,646      $   56,532,225
                                                            =============         =============      ==============

                      See Notes to Financial Statements.


                                      4




The Munder Lifestyle Funds
  Statements of Assets and Liabilities, December 31,1999 (Unaudited)
    (Continued)

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
NET ASSETS consist of:
Distributions in excess of net investment income.....       $      (3,343)        $     (29,492)     $     (799,835)
Accumulated net realized gain/(loss) from
    investments sold.................................            (102,494)               28,309             340,251
Net unrealized appreciation of investments...........               5,878               356,919          10,880,179
Par value............................................                 557                 2,824              46,843
Paid-in capital in excess of par value...............             593,730             3,207,062          57,060,990
                                                            -------------         -------------      --------------
    Total Net Assets.................................       $     494,328         $   3,565,622      $   67,528,428
                                                            =============         =============      ==============

NET ASSETS:
Class A Shares.......................................       $     242,528         $     636,397      $      489,630
                                                            =============         =============      ==============
Class B Shares.......................................       $     138,547         $     273,985      $      318,708
                                                            =============         =============      ==============
Class Y Shares.......................................       $     113,253         $   2,655,240      $   66,720,090
                                                            =============         =============      ==============

SHARES OUTSTANDING:
Class A Shares.......................................              27,449                50,388              33,874
                                                            =============         =============      ==============
Class B Shares.......................................              15,565                21,692              22,124
                                                            =============         =============      ==============
Class Y Shares.......................................              12,727               210,321           4,628,287
                                                            =============         =============      ==============

CLASS A SHARES:
Net asset value and redemption price per share.......       $        8.84         $       12.63      $        14.45
                                                            =============         =============      ==============
Maximum sales charge.................................                5.50%                 5.50%               5.50%
Maximum offering price per share.....................       $        9.35         $       13.37      $        15.29
                                                            =============         =============      ==============

CLASS B SHARES:
Net asset value and offering price per share*........       $        8.90         $       12.63      $        14.41
                                                            =============         =============      ==============

CLASS Y SHARES:
Net asset value, offering price and redemption
    price per share..................................       $        8.90         $       12.62      $        14.42
                                                            =============         =============      ==============

-------------------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                      See Notes to Financial Statements.


                                      5





The Munder Lifestyle Funds
  Statements of Operations, Period Ended December 31,1999 (Unaudited)

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
INVESTMENT INCOME:
Dividends............................................       $      10,523         $      39,636      $      334,702
                                                            -------------         -------------      --------------
       Total investment income.......................              10,523                39,636             334,702
                                                            -------------         -------------      --------------

EXPENSES:
Administration fee...................................              13,722                14,012              29,661
Registration and filing fees.........................               7,641                 7,504               8,174
Amortization of organization costs...................               2,432                 3,345               4,265
Custodian fees.......................................               1,351                 1,584               7,245
Distribution and shareholder servicing fees
    Class A Shares...................................                 298                   844                 551
    Class B Shares...................................                 897                 1,120               1,229
Investment advisory fee..............................                 876                 5,654             103,976
Transfer agent fee...................................                 106                   600              11,311
Legal and audit fees.................................                  25                   112               2,166
Directors' fees and expenses.........................                  19                    56               1,078
Other................................................                 724                   461              13,068
                                                            -------------         -------------      --------------
       Total Expenses................................              28,091                35,292             182,724
Expenses waived and reimbursed by investment advisor.             (25,854)              (27,067)            (74,311)
                                                            -------------         -------------      --------------
       Net Expenses..................................               2,237                 8,225             108,413
                                                            -------------         -------------      --------------
NET INVESTMENT INCOME................................               8,286                31,411             226,289
                                                            -------------         -------------      --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS)
    INVESTMENTS:
Net realized gain/(loss) from security transactions..             (10,210)               68,028             474,393
Net realized gain from underlying funds' distributions              4,787                42,620           1,149,221
Net change in unrealized appreciation
    of securities....................................               4,726               178,810           6,224,621
                                                            -------------         -------------      --------------
Net realized and unrealized gain/(loss) on investments               (697)              289,458           7,848,235
                                                            -------------         -------------      --------------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS........................       $       7,589         $     320,869      $    8,074,524
                                                            =============         =============      ==============

                      See Notes to Financial Statements.

                                      6




The Munder Lifestyle Funds
  Statements of Changes in Net Assets, Period Ended December 31, 1999
    (Unaudited)

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
Net investment income................................       $       8,286         $      31,411      $      226,289
Net realized gain/(loss).............................              (5,423)              110,648           1,623,614
Net change in unrealized appreciation
    of investments...................................               4,726               178,810           6,224,621
                                                            -------------         -------------      --------------
Net increase in net assets resulting from operations.               7,589               320,869           8,074,524
Dividends to shareholders from net investment income:
    Class A Shares...................................              (5,392)              (10,283)             (6,738)
    Class B Shares...................................              (3,225)               (3,512)             (4,009)
    Class Y Shares...................................              (3,017)              (47,108)         (1,025,740)
Distributions to shareholders from net realized gains:
    Class A Shares...................................                   -               (26,877)             (9,090)
    Class B Shares...................................                   -               (10,966)             (6,030)
    Class Y Shares...................................                   -              (114,110)         (1,361,562)
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares...................................              53,374               185,277             102,575
    Class B Shares...................................             (59,076)              108,432              68,938
    Class Y Shares...................................             (27,983)              268,058           1,894,342
                                                            -------------         -------------      --------------
Net increase/(decrease) in net assets................             (37,730)              669,780           7,727,210

NET ASSETS:
Beginning of period..................................             532,058             2,895,842          59,801,218
                                                            -------------         -------------      --------------

End of period........................................       $     494,328         $   3,565,622      $   67,528,428
                                                            =============         =============      ==============

Distributions in excess of net investment income.....       $      (3,343)        $     (29,492)     $     (799,835)
                                                            =============         =============      ==============

                      See Notes to Financial Statements.

                                      7





The Munder Lifestyle Funds
  Statements of Changes in Net Assets, Year Ended June 30, 1999

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
Net investment income................................       $      34,704         $      54,372      $      223,898
Net realized gain/(loss).............................             (94,155)               90,100             952,913
Net change in unrealized appreciation/(depreciation)
    of investments...................................             (56,168)              137,170           2,314,678
                                                            -------------         -------------      --------------
Net increase/(decrease) in net assets resulting from
    operations.......................................            (115,619)              281,642           3,491,489
Dividends to shareholders from net investment income:
    Class A Shares...................................              (1,652)               (6,588)             (1,079)
    Class B Shares...................................              (3,337)               (1,366)                  -
    Class Y Shares...................................             (18,628)              (59,426)           (462,688)
Distributions to shareholders in excess of net
  investment income:
    Class A Shares...................................                 (60)                 (959)               (314)
    Class B Shares...................................             (16,874)                 (379)               (805)
    Class Y Shares...................................                   -                (5,145)             (1,194)
Distributions to shareholders from net realized gains:
    Class A Shares...................................                (726)               (4,387)             (1,488)
    Class B Shares...................................              (1,223)               (1,098)             (2,042)
    Class Y Shares...................................              (9,459)              (44,091)           (426,392)
Net increase/(decrease) in net assets from Fund share
  transactions:
    Class A Shares...................................             188,525                76,170             177,662
    Class B Shares...................................              16,743               (36,890)            (42,969)
    Class Y Shares...................................          (4,155,838)              279,867          (2,122,535)
                                                            -------------         -------------      --------------
Net increase/(decrease) in net assets................          (4,118,148)              477,350             607,645

NET ASSETS:
Beginning of year....................................           4,650,206             2,418,492          59,193,573
                                                            -------------         -------------      --------------

End of year..........................................       $     532,058         $   2,895,842      $   59,801,218
                                                            =============         =============      ==============

Undistributed net investment income..................       $           -         $           -      $       10,363
                                                            =============         =============      ==============

                      See Notes to Financial Statements.

                                      8




The Munder Lifestyle Funds
  Statements of Changes - Capital Stock Activity, Period Ended December 31, 1999
    (Unaudited)

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
Amount
Class A Shares:
Sold.................................................       $     117,727         $     160,564      $      134,043
Issued as reinvestment of dividends..................               3,389                37,189              15,563
Redeemed.............................................             (67,742)              (12,476)            (47,031)
                                                            -------------         -------------      --------------
Net increase.........................................       $      53,374         $     185,277      $      102,575
                                                            =============         =============      ==============

Class B Shares:
Sold.................................................       $     183,281         $     100,119      $       81,687
Issued as reinvestment of dividends..................               1,628                10,286               5,491
Redeemed.............................................            (243,985)               (1,973)            (18,240)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................       $     (59,076)        $     108,432      $       68,938
                                                            =============         =============      ==============

Class Y Shares:
Sold.................................................       $          23         $     238,267      $    2,526,617
Issued as reinvestment of dividends..................               3,017                89,934              63,492
Redeemed.............................................             (31,023)              (60,143)           (695,767)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................       $     (27,983)        $     268,058      $    1,894,342
                                                            =============         =============      ==============

Shares
Class A Shares:
Sold.................................................              13,448                13,168              10,247
Issued as reinvestment of dividends..................                 388                 3,165               1,144
Redeemed.............................................              (7,760)               (1,090)             (3,571)
                                                            -------------         -------------      --------------
Net increase.........................................               6,076                15,243               7,820
                                                            =============         =============      ==============

Class B Shares:
Sold.................................................              20,719                 8,331               6,253
Issued as reinvestment of dividends..................                 185                   873                 403
Redeemed.............................................             (27,551)                 (165)             (1,315)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................              (6,647)                9,039               5,341
                                                            =============         =============      ==============

Class Y Shares:
Sold.................................................                   2                19,622             187,050
Issued as reinvestment of dividends..................                 343                 7,658               4,766
Redeemed.............................................              (3,561)               (4,789)            (55,598)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................              (3,216)               22,491             136,218
                                                            =============         =============      ==============

                      See Notes to Financial Statements.

                                      9




The Munder Lifestyle Funds
  Statements of Changes - Capital Stock Activity, Year Ended June 30, 1999

                                                            Munder                Munder             Munder
                                                            All-Season            All-Season         All-Season
                                                            Conservative          Moderate           Aggressive
                                                            Fund                  Fund               Fund
                                                            -------------         -------------      --------------
Amount
Class A Shares:
Sold.................................................       $     497,925         $      73,071      $      238,929
Issued as reinvestment of dividends..................               1,431                11,934               2,774
Redeemed.............................................            (310,831)               (8,835)            (64,041)
                                                            -------------         -------------      --------------
Net increase.........................................       $     188,525         $      76,170      $      177,662
                                                            =============         =============      ==============

Class B Shares:
Sold.................................................       $     803,449         $      66,442      $      151,304
Issued as reinvestment of dividends..................                 304                   700               1,740
Redeemed.............................................            (787,010)             (104,032)           (196,013)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................       $      16,743         $     (36,890)     $      (42,969)
                                                            =============         =============      ==============

Class Y Shares:
Sold.................................................       $     100,211         $   1,754,489      $    1,326,984
Issued as reinvestment of dividends..................              28,087                57,523              49,954
Redeemed.............................................          (4,284,136)           (1,532,145)         (3,499,473)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................       $  (4,155,838)        $     279,867      $   (2,122,535)
                                                            =============         =============      ===============

Shares
Class A Shares:
Sold.................................................              56,123                 6,199              19,377
Issued as reinvestment of dividends..................                 150                 1,030                 228
Redeemed.............................................             (35,020)                 (748)             (5,786)
                                                            -------------         -------------      --------------
Net increase.........................................              21,253                 6,481              13,819
                                                            =============         =============      ==============

Class B Shares:
Sold.................................................              89,156                 5,613              12,652
Issued as reinvestment of dividends..................                  34                    60                 144
Redeemed.............................................             (85,702)               (9,202)            (16,728)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................               3,488                (3,529)             (3,932)
                                                            =============         =============      ==============

Class Y Shares:
Sold.................................................               9,273               156,808             110,462
Issued as reinvestment of dividends..................               3,051                 4,934               4,150
Redeemed.............................................            (396,498)             (132,150)           (298,230)
                                                            -------------         -------------      --------------
Net increase/(decrease)..............................            (384,174)               29,592            (183,618)
                                                            =============         =============      ==============

                      See Notes to Financial Statements.

                                      10




The Munder All-Season Conservative Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                     A Shares
                                                                      ---------------------------------------
                                                                        Period
                                                                         Ended         Year          Period
                                                                      12/31/99 (d)     Ended          Ended
                                                                      (Unaudited)   6/30/99 (d)    6/30/98 (d)
                                                                      -----------   -----------    -----------
Net asset value, beginning of period...............................     $    8.91      $  11.10      $  11.10
                                                                        ---------      --------      --------
Income from investment operations:
Net investment income..............................................          0.15          0.25          0.14
Net realized and unrealized gain/(loss) on investments.............          0.01         (0.40)        (0.04)
                                                                        ---------      --------      --------
Total from investment operations...................................          0.16         (0.15)         0.10
                                                                        ---------      ---------     --------
Less distributions:
Dividends from net investment income...............................         (0.23)        (1.33)        (0.10)
Distributions in excess of net investment income...................             -         (0.05)            -
Distributions from net realized gains..............................             -         (0.66)            -
                                                                        ---------      --------      --------
Total distributions................................................         (0.23)        (2.04)        (0.10)
                                                                        ----------     --------      --------
Net asset value, end of period.....................................     $    8.84      $   8.91      $  11.10
                                                                        =========      ========      ========
Total return (c)...................................................          1.83%        (0.98)%        0.91%
                                                                        =========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $     243      $    190      $      1
Ratio of operating expenses to average net assets..................          0.72% (b)     0.71%         0.93% (b)
Ratio of net investment income to average net assets...............          3.48% (b)     2.79%         4.46% (b)
Portfolio turnover rate............................................            86%          167%           31%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed........................         11.02% (b)     6.26%        23.99% (b)

------------------------------------
(a) The Munder All-Season Conservative Fund Class A Shares commenced operations on March 13, 1998.

(b)  Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.


                                     11





The Munder All-Season Conservative Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                     B Shares
                                                                      ---------------------------------------
                                                                         Period
                                                                          Ended         Year          Period
                                                                       12/31/99 (d)     Ended          Ended
                                                                       (Unaudited)   6/30/99 (d)    6/30/98 (d)
                                                                       -----------   -----------    -----------
Net asset value, beginning of period...............................     $    8.94      $  11.10      $  10.74
                                                                        ---------      --------      --------
Income from investment operations:
Net investment income..............................................          0.12          0.21          0.19
Net realized and unrealized gain/(loss) on investments.............          0.04         (0.38)         0.23
                                                                        ---------      --------      --------
Total from investment operations...................................          0.16         (0.17)         0.42
                                                                        ---------      --------      --------
Less distributions:
Dividends from net investment income...............................         (0.20)        (0.22)        (0.06)
Distributions in excess of net investment income...................             -         (1.11)            -
Distributions from net realized gains..............................             -         (0.66)            -
                                                                        ---------      --------      --------
Total distributions................................................         (0.20)        (1.99)        (0.06)
                                                                        ---------      --------      --------
Net asset value, end of period.....................................     $    8.90      $   8.94      $  11.10
                                                                        =========      ========      ========
Total return (c)...................................................          1.80%        (1.17)%        3.91%
                                                                        =========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $     139      $    199      $    208
Ratio of operating expenses to average net assets..................          1.42% (b)     1.41%         1.63% (b)
Ratio of net investment income to average net assets...............          2.78% (b)     2.21%         3.76% (b)
Portfolio turnover rate............................................            86%          167%           31%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed........................         11.74% (b)     6.96%        24.69% (b)

-----------
(a) The Munder All-Season Conservative Fund Class B Shares commenced operations on January 14, 1998.

(b)   Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)   Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     12




The Munder All-Season Conservative Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    Y Shares
                                                              ----------------------------------------------------
                                                                Period
                                                                 Ended         Year          Year         Period
                                                              12/31/99 (d)     Ended         Ended         Ended
                                                              (Unaudited)    6/30/99 (d)   6/30/98 (d)    6/30/97
                                                              -----------    -----------   -----------    -------
Net asset value, beginning of period......................      $   8.97      $  11.10      $  10.55      $  10.00
                                                                --------      --------      --------      --------
Income from investment operations:
Net investment income.....................................          0.17          0.40          0.52          0.10
Net realized and unrealized gain/(loss) on investments....         (0.00) (e)    (0.47)         0.59          0.45
                                                                --------      --------      --------      --------
Total from investment operations..........................          0.17         (0.07)         1.11          0.55
                                                                --------      --------      --------      --------
Less distributions:
Dividends from net investment income......................         (0.24)        (1.40)        (0.37)            -
Distributions from net realized gains.....................             -         (0.66)        (0.19)            -
                                                                --------      --------      --------      --------
Total distributions.......................................         (0.24)        (2.06)        (0.56)            -
                                                                --------      --------      --------      --------
Net asset value, end of period............................      $   8.90      $   8.97      $  11.10      $  10.55
                                                                ========      ========      ========      ========
Total return (c)..........................................          1.97%        (0.05)%       10.73%         5.50%
                                                                ========      ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................      $    113      $    143      $  4,441      $    105
Ratio of operating expenses to average net assets.........          0.42% (b)     0.41%         0.63%         0.55% (b)
Ratio of net investment income to average net assets......          3.78% (b)     3.74%         4.76%         4.24% (b)
Portfolio turnover rate...................................            86%          167%           31%           18%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed...............         10.74% (b)     5.96%        23.69%        97.07% (b)

----------------
(a) The Munder All-Season Conservative Fund Class Y Shares commenced operations on April 3, 1997.

(b)   Annualized.

(c)   Total return represents aggregate total return for the period indicated.

(d)   Per share numbers have been calculated using the average shares method.

(e)   Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

                                     13



The Munder All-Season Moderate Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    A Shares
                                                             -----------------------------------------------------
                                                               Period
                                                                Ended           Year          Year         Period
                                                             12/31/99 (d)       Ended         Ended         Ended
                                                             (Unaudited)     6/30/99 (d)   6/30/98 (d)     6/30/97
                                                             -----------     -----------   -----------     -------
Net asset value, beginning of period......................      $  12.30      $  11.92      $  11.02      $  10.00
                                                                --------      --------      --------      --------
Income from investment operations:
Net investment income.....................................          0.11          0.18          0.16          0.04
Net realized and unrealized gain on investments...........          1.00          0.60          1.44          0.98
                                                                --------      --------      --------      --------
Total from investment operations..........................          1.11          0.78          1.60          1.02
                                                                --------      --------      --------      --------
Less distributions:
Dividends from net investment income......................         (0.21)        (0.22)        (0.18)            -
Distributions in excess of net investment income..........             -         (0.03)            -             -
Distributions from net realized gains.....................         (0.57)        (0.15)        (0.52)            -
                                                                --------      --------      --------      --------
Total distributions.......................................         (0.78)        (0.40)        (0.70)            -
                                                                --------      --------      --------      --------
Net asset value, end of period............................      $  12.63      $  12.30      $  11.92      $  11.02
                                                                ========      ========      ========      ========
Total return (c)..........................................          9.60%         6.74%        15.10%        10.20%
                                                                ========      ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................      $    636      $    432      $    342      $    214
Ratio of operating expenses to average net assets.........          0.69% (b)     0.66%         0.88%         0.85% (b)
Ratio of net investment income to average net assets......          1.77% (b)     1.54%         1.38%         2.22% (b)
Portfolio turnover rate...................................            18%          115%           54%            5%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed...............          2.36% (b)     2.54%        11.07%        41.36% (b)

-------------
(a) The Munder All-Season Moderate Fund Class A Shares commenced operations on April 4, 1997.

(b)  Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     14





The Munder All-Season Moderate Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                      B Shares
                                                                       ----------------------------------------
                                                                         Period
                                                                          Ended          Year         Period
                                                                       12/31/99 (d)      Ended         Ended
                                                                       (Unaudited)    6/30/99 (d)   6/30/98 (d)
                                                                       -----------    -----------   -----------
Net asset value, beginning of period...............................     $   12.29      $  11.90      $  11.14
                                                                        ---------      --------      --------
Income from investment operations:
Net investment income..............................................          0.06          0.10          0.04
Net realized and unrealized gain on investments....................          1.02          0.60          0.74
                                                                        ---------      --------      --------
Total from investment operations...................................          1.08          0.70          0.78
                                                                        ---------      --------      --------
Less distributions:
Dividends from net investment income...............................         (0.17)        (0.13)        (0.02)
Distributions in excess of net investment income...................             -         (0.03)            -
Distributions from net realized gains..............................         (0.57)        (0.15)            -
                                                                        ---------      --------      --------
Total distributions................................................         (0.74)        (0.31)        (0.02)
                                                                        ---------      --------      --------
Net asset value, end of period.....................................     $   12.63      $  12.29      $  11.90
                                                                        =========      ========      ========
Total return (c)...................................................          9.30%         6.06%         6.96%
                                                                        =========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $     274      $    155      $    193
Ratio of operating expenses to average net assets..................          1.39% (b)     1.36%         1.58% (b)
Ratio of net investment income to average net assets...............          1.07% (b)     0.83%         0.68% (b)
Portfolio turnover rate............................................            18%          115%           54%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed........................          3.06% (b)     3.24%        11.77% (b)

---------------

(a) The Munder All-Season Moderate Fund Class B Shares commenced operations on January 14, 1998.

(b)  Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     15




The Munder All-Season Moderate Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    Y Shares
                                                              ----------------------------------------------------
                                                                Period
                                                                 Ended          Year          Year         Period
                                                              12/31/99 (d)     Ended         Ended         Ended
                                                              (Unaudited)    6/30/99 (d)   6/30/98 (d)     6/30/97
                                                              -----------    -----------   -----------     -------
Net asset value, beginning of period......................      $  12.29      $  11.91      $  11.02      $  10.00
                                                                --------      --------      --------      --------
Income from investment operations:
Net investment income.....................................          0.12          0.21          0.20          0.06
Net realized and unrealized gain on investments...........          1.01          0.60          1.43          0.96
                                                                --------      --------      --------      --------
Total from investment operations..........................          1.13          0.81          1.63          1.02
                                                                --------      --------      --------      --------
Less distributions:
Dividends from net investment income......................         (0.23)        (0.26)        (0.22)            -
Distributions in excess of net investment income..........             -         (0.02)            -             -
Distributions from net realized gains.....................         (0.57)        (0.15)        (0.52)            -
                                                                ---------     --------      --------      --------
Total distributions.......................................         (0.80)        (0.43)        (0.74)            -
                                                                ---------     --------      --------      --------
Net asset value, end of period............................      $  12.62      $  12.29      $  11.91      $  11.02
                                                                ========      ========      ========      ========
Total return (c)..........................................          9.78%         7.03%        15.39%        10.20%
                                                                ========      ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................      $  2,655      $  2,308      $  1,884      $    113
Ratio of operating expenses to average net assets.........          0.39% (b)     0.36%         0.58%         0.55% (b)
Ratio of net investment income to average net assets......          2.07% (b)     1.85%         1.68%         2.52% (b)
Portfolio turnover rate...................................            18%          115%           54%            5%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed...............          2.06% (b)     2.24%        10.77%        41.06% (b)

------------------
(a) The Munder All-Season Moderate Fund Class Y Shares commenced operations on April 3, 1997.

(b)  Annualized.

(c)  Total return represents aggregate total return for the period indicated.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     16




The Munder All-Season Aggressive Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                      A Shares
                                                                       ----------------------------------------
                                                                         Period
                                                                          Ended         Year          Period
                                                                        12/31/99        Ended          Ended
                                                                       (Unaudited)     6/30/99      6/30/98 (d)
                                                                       -----------     -------      -----------
Net asset value, beginning of period...............................     $   13.20      $  12.58      $  13.23
                                                                        ---------      --------      --------
Income from investment operations:
Net investment income..............................................          0.03          0.05          0.01
Net realized and unrealized gain/(loss) on investments.............          1.73          0.74         (0.25)
                                                                        ---------      --------      --------
Total from investment operations...................................          1.76          0.79         (0.24)
                                                                        ---------      --------      --------
Less distributions:
Dividends from net investment income...............................         (0.21)        (0.06)        (0.01)
Distributions in excess of net investment income...................              -        (0.02)            -
Distributions from net realized gains..............................         (0.30)        (0.09)        (0.36)
Distributions in excess of net realized gains......................              -           -          (0.04)
                                                                        ---------      --------      --------
Total distributions................................................         (0.51)        (0.17)        (0.41)
                                                                        ----------     --------      --------
Net asset value, end of period.....................................     $   14.45      $  13.20      $  12.58
                                                                        =========      ========      ========
Total return (c)...................................................         13.63%         6.41%        (1.20)%
                                                                        =========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $     490      $    344      $    154
Ratio of operating expenses to average net assets..................          0.66% (b)     0.66%         0.88% (b)
Ratio of net investment income to average net assets...............          0.47% (b)     0.12%         0.09% (b)
Portfolio turnover rate............................................            24%           73%           55%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed........................          0.91% (b)     0.93%         1.06% (b)

------------
(a) The Munder All-Season Aggressive Fund Class A Shares commenced operations on October 7, 1997.

(b)  Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     17



The Munder All-Season Aggressive Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                      B Shares
                                                                       ----------------------------------------
                                                                         Period
                                                                          Ended         Year          Period
                                                                        12/31/99        Ended          Ended
                                                                       (Unaudited)     6/30/99      6/30/98 (d)
                                                                       -----------     -------      -----------
Net asset value, beginning of period...............................     $   13.20      $  12.54      $  11.40
                                                                        ---------      --------      --------
Income from investment operations:
Net investment loss................................................         (0.03)        (0.01)        (0.04)
Net realized and unrealized gain on investments....................          1.72          0.80          1.18
                                                                        ---------      --------      --------
Total from investment operations...................................          1.69          0.79          1.14
                                                                        ---------      --------      --------
Less distributions:
Dividends from net investment income...............................         (0.18)            -             -
Distributions in excess of net investment income...................             -         (0.04)            -
Distributions from net realized gains..............................         (0.30)        (0.09)            -
                                                                        ---------      --------      --------
Total distributions................................................         (0.48)        (0.13)            -
                                                                        ---------      --------      --------
Net asset value, end of period.....................................     $   14.41      $  13.20      $  12.54
                                                                        =========      ========      ========
Total return (c)...................................................         13.10%         6.40%        10.00%
                                                                        =========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $     319      $    222      $    260
Ratio of operating expenses to average net assets..................          1.36% (b)     1.36%         1.58% (b)
Ratio of net investment loss to average net assets.................         (0.23)% (b)   (0.58)%       (0.61)%(b)
Portfolio turnover rate............................................            24%           73%           55%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed........................          1.61% (b)     1.63%         1.76% (b)

--------------
(a) The Munder All-Season Aggressive Fund Class B Shares commenced operations on January 9, 1998.

(b)  Annualized.

(c) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                     18




The Munder All-Season Aggressive Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                                    Y Shares
                                                               --------------------------------------------------
                                                               Period
                                                                Ended           Year          Year         Period
                                                               12/31/99        Ended         Ended         Ended
                                                              (Unaudited)     6/30/99     6/30/98 (d)     6/30/97
                                                              -----------     -------     -----------     -------
Net asset value, beginning of period......................      $  13.19      $  12.57      $  11.35      $  10.00
                                                                --------      --------      --------      --------
Income from investment operations:
Net investment income.....................................          0.05          0.10          0.05          0.01
Net realized and unrealized gain on investments...........          1.71          0.71          1.61          1.34
                                                                --------      --------      --------      --------
Total from investment operations..........................          1.76          0.81          1.66          1.35
                                                                --------      --------      --------      --------
Less distributions:
Dividends from net investment income......................         (0.23)        (0.10)        (0.04)            -
Distributions in excess of net investment income..........             -         (0.00) (e)        -             -
Distributions from net realized gains.....................         (0.30)        (0.09)        (0.36)            -
Distributions in excess of net realized gains.............             -             -         (0.04)            -
                                                                --------      --------      --------      --------
Total distributions.......................................         (0.53)        (0.19)        (0.44)            -
                                                                --------      --------      --------      --------
Net asset value, end of period............................      $  14.42      $  13.19      $  12.57      $  11.35
                                                                ========      ========      ========      ========
Total return (c)..........................................         13.66%         6.63%        15.04%        13.50%
                                                                ========      ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................      $ 66,720      $ 59,236      $ 58,780      $  1,483
Ratio of operating expenses to average net assets.........          0.36% (b)     0.36%         0.58%         0.55% (b)
Ratio of net investment income to average net assets......          0.77% (b)     0.41%         0.39%         1.08% (b)
Portfolio turnover rate...................................            24%           73%           55%            3%
Ratio of operating expenses to average net assets
    without waivers and expenses reimbursed...............          0.61% (b)     0.63%         0.76%        14.30% (b)

-------------
(a) The Munder All-Season Aggressive Fund Class Y Shares commenced operations on April 3, 1997.

(b)  Annualized.

(c)  Total return represents aggregate total return for the period indicated.

(d)  Per share numbers have been calculated using the average shares method.

(e)  Amount represents less than $0.01 per share.

                      See Notes to Financial Statements.

                                     19



The Munder Lifestyle Funds
  Notes to Financial Statements, December 31, 1999

1.   Organization and Significant Accounting Policies

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end management investment company and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 33 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Lifestyle Funds (each a "Fund", and collectively, the "Funds"). The Munder Lifestyle Funds consist of Munder All-Season Conservative Fund (the "Conservative Fund"), Munder All-Season Moderate Fund (the "Moderate Fund") and Munder All-Season Aggressive Fund (the "Aggressive Fund") and are Funds of MFI. The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.

     Each Fund seeks its investment objective by investing in a variety of funds (the "Underlying Funds") offered by MFI, MFT and Framlington. In addition to shares of the Underlying Funds, each Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes.

     The Funds offer three classes of shares -- Class A, Class B and Class Y Shares. Each Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: The Underlying Funds are valued according to their stated net asset value ("NAV"). The Underlying Funds value their portfolio securities as follows: Securities traded on a national securities exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Boards of Trustees and Directors determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

                                     20





     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually by the Funds. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   Investment Advisor and Other Related Party Transactions

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.35%, based on the average daily net assets of the respective Fund.

     The Advisor voluntarily waived fees and reimbursed certain expenses, payable by the Funds, for the period ended December 31, 1999, as follows:

                                      Fees Waived       Expenses Reimbursed
                                      -----------       -------------------
     Conservative Fund............      $   626                $25,228
     Moderate Fund................        4,040                 23,027
     Aggressive Fund..............       74,311                      -

     Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $3,153 for its shareholder services to the Funds for the period ended December 31, 1999.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meeting. No officer, director or employee of the Advisor or Comerica received any compensation from MFI, MFT or Framlington.

     3.  Distribution and Service Plans

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B Plan also permits payments to be made by the Funds to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). Comerica


                                     21




Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the period ended December 31, 1999, the Distributor paid $188 and $626 to Comerica Securities and LPM, respectively, for shareholder services provided to the Funds.

     For the period ended December 31, 1999, the contractual rates, as a percentage of average daily net assets, under the Plans were as follows:

                                            Class A              Class B
                                             Shares               Shares
                                         12b-1 Fees           12b-1 Fees
                                         ----------           ----------
     The Funds..........................      0.30%                1.00%

4.   Securities Transactions

     For the period ended December 31, 1999, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                 Cost of Purchases  Proceeds from Sales
                                 -----------------  -------------------
     Conservative Fund..........      $ 379,122          $ 441,555
     Moderate Fund..............        992,373            548,419
     Aggressive Fund............     14,580,778         13,706,269

     At December 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                             Tax Basis           Tax Basis
                                            Unrealized          Unrealized
                                          Appreciation        Depreciation
                                          ------------        ------------
     Conservative Fund.............        $    11,678          $    5,800
     Moderate Fund.................            441,178              84,259
     Aggressive Fund...............         11,994,794           1,114,615

5.   Risk Factors of the Funds

     Investing in the Underlying Funds through the Funds involves certain additional expenses that would not be incurred in a direct investment in the Underlying Funds.

     Certain of the Underlying Funds may invest in securities of foreign issuers, including issuers in emerging market countries (that involve risks not typically associated with U.S. issuers), companies engaged in internet and internet related activities, and certain options and futures strategies. Certain of the Underlying Funds may invest in the securities of emerging growth companies, which may involve greater price volatility and risk than those incurred by funds that do not invest in such securities.

     The Trustees/Directors of MFI, MFT and Framlington also serve as Trustees/Directors of the Underlying Funds. In addition, conflicts may arise as these Trustees/Directors seek to fulfill their fiduciary responsibilities to both the Funds and the Underlying Funds.

     From time to time, one or more of the Underlying Funds used for investment by a Fund may experience relatively large subscription or redemption requests from a Fund due to reallocations or rebalancings by the Funds as recommended by the Advisor. These transactions will affect the Underlying Funds, since the Underlying Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities, and Underlying Funds that receive cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions

                                     22




over time, there could be adverse effects on portfolio management to the extent that the Underlying Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences on the Underlying Funds if sales of securities resulted in gains and could also increase transactions costs. The Advisor, representing the interests of the Underlying Funds, is committed to minimizing the impact of Fund transactions on the Underlying Funds to the extent it is consistent with pursuing the investment objectives of the Funds. The Advisor may, nevertheless, face conflicts in fulfilling its responsibilities to both the Funds and Underlying Funds.

6.   Organization Costs

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7.   Subsequent Event

     On February 14, 2000, the Board of Directors for the Munder Funds, Inc. voted to close and liquidate the Munder All-Season Conservative Fund and the Munder All-Season Moderate Fund effective April 17, 2000.


                                     23






                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116









                                          (OUTSIDE BACK COVER)


SANNLIFE1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.





                                                        (OUTSIDE FRONT COVER)

                                  FUTURE TECHNOLOGY CLASS A, B, II & Y SHARES
                                              NETNET CLASS A, B, C & Y SHARES


                                                                  Semi-Annual
                                                                       Report



[LOGO]
 Investments                                                DECEMBER 31, 1999
   for all seasons                          THE MUNDER FUTURE TECHNOLOGY FUND
                                                       THE MUNDER NETNET FUND



                                                         (INSIDE FRONT COVER)


                                                "Among these speciality
                                                 funds are two that are
                                                 focused on the technology
                                                 sector of the market: the
                                                 Munder Future Technology
                                                 Fund and the Munder
                                                 NetNet Fund."


The Munder Funds
        Letter to shareholders

Dear fellow shareholders:

      On the following pages you will find the most recent financial information for the Munder Future Technology Fund and the Munder NetNet Fund. I hope you are pleased with the performance and operation of these Funds.

      We recognize that some investment plans call for increased exposure to a particular segment of the market. For that reason, the Munder Family of Mutual Funds includes specialty or niche funds. The goal is to offer you a well-balanced menu of choices from which you can construct a portfolio appropriate for your investment goals and risk levels. Among these specialty funds are two that are focused on the technology sector of the market: the Munder Future Technology Fund and the Munder NetNet Fund.

      The Munder Future Technology Fund is a concentrated portfolio (30 to 40 stocks) of technology and communication services stocks. The Fund focuses on two major types of holdings. The first group of investment opportunities represents those firms that we view as the technology leaders of today. These firms have already established a leadership position within the technology sector. The second group of companies includes those that we believe will be the technology leaders of the future. These companies are usually smaller or emerging companies that have developed an outstanding technology or a new approach to the use of technology.

      The Munder NetNet Fund is somewhat unique among Internet funds in that it focuses on three key Internet participant groups. One group is made up of pure Internet companies. These are the companies that provide goods or services using the Internet as a marketing or distribution mechanism. They include website portals, e-commerce sites and companies that provide Internet services such as advertising and website hosting. A second group of investment opportunities is made up of technology companies that "enable" the Internet by providing hardware, software and services that allow the Internet to function and grow. This category includes companies that provide the communications infrastructure, computer hardware and software for the Internet. The companies in the third group of Internet beneficiaries have been referred to as "bricks and clicks" companies. These are the companies that have added an Internet component to their traditional businesses. The purpose of having these three types of companies represented in the Fund is to benefit from the development of the entire emerging digital economy.

      If you have any questions about the Munder NetNet Fund, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER with your inquiries. You may also contact us through our website at www.munder.com. Thank you for your confidence in Munder Capital Management and in The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

Very truly yours,


/s/  James C. Robinson
------------------------
James C. Robinson,  CEO
Munder Capital Management





Table of
Contents

FUND OVERVIEW
            iii   Munder Future Technology Fund
            iv    Munder NetNet Fund
PORTFOLIO OF INVESTMENTS --
            1     Munder Future Technology Fund
            2     Munder NetNet Fund
            5     Financial Statements
            10    Financial Highlights
            15    Notes to Financial Statements












-----------------------------------------------------------------------------

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.








Management's Discussion and
Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Stock Market

      Portfolio diversification did not help the performance of domestic stock portfolios in 1999. Technology dominated all size segments of the market. In fact, the commanding performance of technology stocks resulted in a two-tiered U.S. stock market in 1999. Close to half of the stocks in the S&P 500 universe posted a negative return for the year. In contrast, the technology sector of that universe generated a return of almost 79%. Technology stocks, which make up 70% of the NASDAQ Composite, powered that index to an 86% return, a record for a U.S. stock market index.

      In large part, the strong performance of technology stocks was due to strong fundamentals and continued strength in both the actual and projected earnings of stocks in that sector. The prices of technology stocks were also boosted by a momentum psychology. Investors poured money into the current winners, helping to drive the technology group to unprecedented valuations.

      In the technology-dominated environment of 1999, diversification would tend to hold back performance of any broad based stock portfolio, and this was no different for any of the diversified stock portfolios in the Munder Family of Mutual Funds. Interestingly, the search for reasonable valuations-- the relationship between the price of a stock and the estimated growth of its future earnings, also dragged down returns. Although among the equity sectors, technology was our largest commitment (approximately 24% at year-end), concerns about the extreme valuations prevented us from investing in those technology stocks with the highest ratios of current price-to-projected earnings. Lack of earnings also caused us to avoid many of the Internet stocks. These were exactly the key stocks driving technology returns in 1999.

      We anticipate continued market strength in 2000. Among the positive factors for the market are the likelihood of continued economic growth and low to moderate inflation. Productivity should continue to improve, which will boost corporate earnings even in an environment where firms have little or no pricing power. With one-third of S&P 500 earnings coming from abroad, the global recovery will also be a positive for U.S. companies. While we look forward to some broadening of the market, we anticipate the technology sector will continue to do well given its strong fundamentals. However, investors may become somewhat more discerning about their technology purchases with an increased focus on valuation. Differentiation in the growth of technology companies' earnings may also lead to more selectivity within the sector, especially in the Internet space where investors and analysts are now beginning to focus on "the path to profitability" rather than just the novelty of a new idea.

      We are maintaining our portfolio diversification by continuing a market weighting in the technology sector as we move into the new year. Given that the market won't go up indefinitely, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. That having been said, we expect to see greater volatility in the market. In this upcoming environment it will be even more important for investors to focus on their long-term goals, and to look past short-term market swings.

      Although we remain positive about the market's prospects, there are risks on the horizon -- the primary one being the potential for the Federal Reserve to further tighten monetary policy by raising interest rates. The Fed is clearly concerned about stock valuations and the possibility of an "asset bubble". It appears determined to raise rates until the speculative excesses are wrung out of the market. The resulting reduction in liquidity would have a negative impact on both the stock and bond markets.

      The following paragraphs detail the performance of the Munder Future Technology & Munder NetNet Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Class Y Shares, net of Fund expenses.

Munder Future Technology Fund

Fund Manager: The Munder Future Technology Fund Committee

      The Fund began operations in August of 1999. It earned a return of 51.74% for the period since inception (August 25, 1999) to December 31, 1999 relative to the 43.33% return for the Goldman Sachs Technology Composite and the 66.34% average return for the Lipper universe of science and technology mutual funds for the same time period.

      The Fund generated strong performance for the second quarter of 1999 as technology-related investments continued to lead the overall market. With the economy at or close to full-employment, the use of technology has become increasingly important to firms as a way to boost the productivity of workers. In addition, firms are spending increasing amounts on the systems and infrastructure that will enable them to integrate the Internet into their production processes and marketing efforts.

      During the second quarter of 1999, Internet stocks were among the strongest performers in the technology sector. The Fund's mandate is to invest in the companies providing underlying technology as opposed to "pure" Internet companies that use this technology. While the Fund generated strong absolute returns for the quarter, its performance was restrained relative to more broad-based technology funds that invest to a greater degree in pure Internet stocks.

      Almost all sectors within the Fund contributed to the Fund's performance. Semiconductor capital equipment companies benefited from both a continued upturn in the demand for semiconductors and tight industry capacity. The explosion in corporate data and Internet traffic has created strong demand for products that facilitate the management and storage of data and information. Optical-related companies that help to solve or minimize bandwidth bottlenecks resulting from the explosion in the traffic of data across telecommunications networks also had good returns for the quarter. While wireless and optical firms enjoyed strong gains, firms that provide wired communication services had relatively weak returns. The performance of these stocks was hurt by concerns regarding competition and pricing pressure in that sector.

Munder NetNet Fund

Fund Manager: The Munder NetNet Fund Committee

      The Fund earned a return of 73.76% for the six months ending
December 31, 1999, compared to the 83.33% return for the Interactive Week Internet Index 100 and the 73.24% average return for the Lipper universe of science and technology mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, one-year, two-year and three-year time periods ending December 31, 1999.

      The Munder NetNet Fund is focused on three key Internet participant groups. One group is made up of the technology companies that "enable" the Internet by providing hardware, software and services which allow the Internet to function and grow. Within this category are the companies that provide the communications infrastructure that allows information to flow through the Internet. This infrastructure involves optical systems, undersea networks, cable networks, phone lines and digital subscriber lines (DSL lines). The rapid growth in communications infrastructure has driven the demand for various types of computer hardware and software including semiconductors, storage and databases.

      A second set of investment opportunities involves the pure Internet companies. Their focus is to provide goods or services using the Internet as a marketing or distribution medium. These companies include website portals, Internet service providers, e-commerce sites and companies that provide services over the Internet. Internet service companies include web advertising companies, domain name (website) registration firms, Internet security firms Sand website hosting firms. Many companies in this category have quickly established an online and offline brand. These companies include Amazon.com, America On Line (AOL), Yahoo and Ebay. All of these companies would be candidates for inclusion in the Fund's group of stocks focused on pure Internet names.

      The third group of Internet beneficiaries have been referred to as "bricks and clicks"




companies. These are the companies that have added an Internet component to their traditional businesses. As an example, TMP Worldwide has moved from a traditional yellow pages and executive search firm to the Internet by branding The Monster.com as the dominant Internet placement site.

      The purpose of having these three types of companies represented within the Fund is to benefit from the development of the entire emerging digital economy. We believe that the prudent investor should position their portfolios for exposure to each type of Internet beneficiary.













Munder Future Technology Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

Shares                                                    Value
------                                                    -----
COMMON STOCKS -- 95.3%
      Computers and Business Equipment -- 4.0%
     160,000  Lexmark International Group,
                  Inc., Class A+                      $ 14,480,000
      95,000  Sun Microsystems, Inc.+                    7,356,563
                                                     -------------
                                                        21,836,563
                                                     -------------
      Computer Software -- 14.0%
     275,000  Microsoft Corporation+                    32,106,250
      50,000  Oracle Corporation+                        5,603,125
      35,000  VA Linux Systems, Inc.+                    7,231,875
     220,000  VERITAS Software
                  Corporation+                          31,487,500
                                                     -------------
                                                        76,428,750
                                                     -------------
      Electronics -- 5.9%
     115,000  SCI Systems, Inc.+                         9,451,563
     345,000  Teradyne, Inc.+                           22,770,000
                                                     -------------
                                                        32,221,563
                                                     -------------
      Internet Software -- 7.3%
     250,000  America Online, Inc.+                     18,859,375
     240,000  Inktomi Corporation+                      21,300,000
                                                     -------------
                                                        40,159,375
                                                     -------------
      Networking Products -- 11.1%
     280,000  Cisco Systems, Inc.+                      29,995,000
     190,000  E-Tek Dynamics, Inc.+                     25,578,750
      17,000  Sycamore Networks, Inc.+                   5,236,000
                                                     -------------
                                                        60,809,750
                                                     -------------
      Optical Supplies -- 0.2%
      75,000  Precision Optics Corporation,
                  Inc.+                                  1,321,875
                                                     -------------
      Semiconductors -- 20.7%
     300,000  Altera Corporation+                       14,868,750
     125,000  Applied Materials, Inc.+                  15,835,937
     165,000  EMC Corporation+                          18,026,250
     180,000  Intel Corporation                         14,816,250
     270,000  Micron Technology, Inc.+                  20,992,500
     350,000  QuickLogic Corporation+                    5,775,000
     320,000  Rudolph Technologies, Inc.+               10,720,000
     125,000  Texas Instruments, Inc.                   12,109,375
                                                     -------------
                                                       113,144,062
                                                     -------------
      Telecommunications -- 18.1%
     222,500  Comverse Technology, Inc.+              $ 32,206,875
     220,000  NEXTLINK Communications,
                  Inc.+                                 18,273,750
     220,000  Sprint Corporation                        14,808,750
      20,000  Tritel, Inc.+                                633,750
     210,000  VoiceStream Wireless
                  Corporation+                          29,885,625
      75,200  Z-Tel Technologies, Inc.+                  3,036,200
                                                     -------------
                                                        98,844,950
                                                     -------------
      Telecommunications Equipment -- 14.0%
     370,000  ANTEC Corporation+                        13,505,000
     190,000  Lucent Technologies, Inc.                 14,214,375
     170,000  Next Level Communications,
                  Inc.+                                 12,728,750
     220,000  Ortel Corporation+                        26,400,000
     385,000  REMEC, Inc.+                               9,817,500
                                                     -------------
                                                        76,665,625
                                                     -------------
TOTAL COMMON STOCKS
  (Cost $444,523,981)                                  521,432,513
                                                     -------------

Principal
Amount
---------

REPURCHASE AGREEMENT -- 1.9%
  (Cost $10,631,000)
 $10,631,000    Agreement with State Street
                  Bank and Trust Company,
                  3.300% dated 12/31/1999,
                    to be repurchased at
                  $10,633,924 on 01/03/2000,
                   collateralized by $7,735,000
                  U.S. Treasury Bond, 10.625%
                  maturing 08/15/2015
                  (value $10,848,338)                  10,631,000
                                                     -------------
TOTAL INVESTMENTS
   (Cost 455,154,981*)                 97.2%           532,063,513
OTHER ASSETS AND
   LIABILITIES (Net)                    2.8             15,302,105
                                       ----          -------------
NET ASSETS                            100.0%          $547,365,618
                                       ====          =============

---------
*  Aggregate cost for Federal tax purposes.
+  Non-income producing security.


                     See Notes to Financial Statements.


Munder NetNet Fund
  Portfolio of Investments, December 31, 1999 (Unaudited

Shares                                                    Value
------                                                    -----
COMMON STOCKS -- 93.5%
      Commercial Services -- 20.3%
     800,000  24/7 Media, Inc.+                       $ 45,000,000
     100,000  Ariba, Inc.+                              17,737,500
      74,952  Be Free, Inc.+                             5,387,175
   1,166,900  Comdisco, Inc.                            43,467,025
     960,000  Critical Path, Inc.+                      90,600,000
     385,994  Digital Island, Inc.+                     36,717,679
   1,033,000  DoubleClick, Inc.+                       261,413,562
     199,677  Engage Technologies, Inc.+                11,980,620
   2,100,000  Exodus Communications, Inc.+             186,506,250
   1,791,900  InfoSpace.com, Inc.+                     383,466,600
     450,000  Liquid Audio, Inc.+                       11,812,500
      10,000  Loislaw.com, Inc.+                           391,250
     100,000  Mediaplex, Inc.+                           6,275,000
   1,017,750  Metromedia Fiber Network, Inc.,
                  Class A+                              48,788,391
     692,300  Network Solutions, Inc.+                 150,618,519
     600,000  Pfsweb, Inc.+                             22,500,000
   1,900,000  USWeb Corporation+                        84,431,250
   1,300,000  Verio, Inc.+                              60,043,750
                                                     -------------
                                                     1,467,137,071
                                                     -------------
      Computer Hardware -- 2.0%
     900,000  JDS Uniphase Corporation+                145,181,250
                                                     -------------
      Computer/Networking Hardware -- 6.9%
   1,800,000  Cisco Systems, Inc.+                     192,825,000
   1,200,000  Dell Computer Corporation+                61,200,000
     900,000  EMC Corporation+                          98,325,000
   1,852,800  Sun Microsystems, Inc.+                  143,476,200
                                                     -------------
                                                       495,826,200
                                                     -------------
      Computer Software -- 9.4%
     450,000  Concur Technologies, Inc.+                13,050,000
     300,000  Digex, Inc., Class A+                     20,625,000
   1,400,000  Inktomi Corporation+                     124,250,000
     617,200  Micromuse, Inc.+                         104,924,000
   1,250,000  Microsoft Corporation+                   145,937,500
   1,316,275  Oracle Corporation+                      147,505,067
     132,500  RealNetworks, Inc.+                       15,941,406
     250,000  Silknet Software, Inc.+                   41,437,500
     147,500  Viador, Inc.+                              6,250,313
     350,000  Vignette Corporation+                     57,050,000
                                                     -------------
                                                       676,970,786
                                                     -------------
      Consulting Services -- 0.6%
     500,000  Diamond Technology Partners,
                  Inc.+                                 42,968,750
                                                     -------------
      Consumer Services -- 1.5%
     307,000  autobytel, Inc.+                           4,662,562
   1,500,000  Intuit+                                   89,906,250
     585,918  Student Advantage, Inc.+                  13,000,056
                                                     -------------
                                                       107,568,868
                                                     -------------
      Financial Services -- 1.6%
   1,350,000  AmeriTrade Holding
                  Corporation+                          29,278,125
   1,500,000  Charles Schwab Corporation                57,562,500
   1,000,000  E*TRADE Group, Inc.+                      26,125,000
   1,773,300  FiNet.com, Inc.+                           2,327,456
                                                     -------------
                                                       115,293,081
                                                     -------------
      Internet Community/Portal -- 9.5%
     246,500  About.com, Inc.+                          22,123,375
   2,328,200  America Online, Inc.+                    175,633,587
     868,700  LookSmart Ltd.+                           23,454,900
     419,000  Lycos, Inc.+                              33,336,688
   1,445,900  StarMedia Network, Inc.+                  57,926,369
   1,073,600  VerticalNet, Inc.+                       176,070,400
     459,754  Yahoo!, Inc.+                            198,929,809
                                                     -------------
                                                       687,475,128
                                                     -------------
      Internet Content -- 11.4%
   1,725,000  C/NET, Inc.+                              97,893,750
     755,000  CMG Information Services,
                  Inc.+                                209,040,625
     700,000  EarthWeb, Inc.+                           35,218,750
     290,000  InsWeb Corporation+                        7,413,125
     550,000  Internet Capital Group, Inc.+             93,500,000
     650,000  iVillage, Inc.+                           13,162,500
     404,000  Lifeminders.com, Inc.+                    23,331,000
     292,300  MapQuest.com, Inc.+                        6,595,019
     266,000  MarketWatch.com, Inc.+                     9,709,000
      12,500  Multex.com, Inc.                             470,312
     582,550  MyPoints.com, Inc.+                       43,108,700
   1,000,000  SportsLine USA, Inc.+                     50,125,000
     550,000  TheStreet.com, Inc.+                      10,553,125
   1,445,100  TMP Worldwide, Inc.+                     205,204,200
     800,000  Ziff-- Davis!, Inc.+                      16,800,000
                                                     -------------
                                                       822,125,106
                                                     -------------
      Internet Security -- 8.2%
     440,000  Check Point Software
                  Technologies Ltd.+                    87,450,000
   2,250,000  Entrust Technologies, Inc.+              134,859,375
   1,700,000  ISS Group, Inc.+                         120,912,500
   1,296,400  VeriSign, Inc.+                          247,531,375
                                                     -------------
                                                       590,753,250
                                                     -------------
      Internet Service Providers -- 1.7%
   1,000,000  Concentric Network
                  Corporation+                          30,812,500
     200,000  EarthLink Network, Inc.+                   8,500,000
     200,600  MindSpring Enterprises, Inc.+              5,297,094
   1,312,900  PSINet, Inc.+                             81,071,575
                                                     -------------
                                                       125,681,169
                                                     -------------
      Retail-On-Line -- 4.4%
   1,258,600  Amazon.com, Inc.+                         95,810,925
     700,000  Beyond.com Corporation+                    5,468,750
     712,000  eBay, Inc.+                               89,133,500
     500,000  EMusic.com, Inc.+                          5,125,000
     400,000  eToys, Inc.+                              10,500,000
     680,000  Expedia, Inc., Class A+                   23,800,000
     585,000  Gap, Inc.                                 26,910,000
     635,050  iTurf, Inc.+                               7,898,434
     228,417  MP3.com, Inc.+                             7,237,964
     700,000  ShopNow.com, Inc.+                        13,256,250
     400,000  Stamps.com, Inc.+                         16,650,000
   1,211,900  Webvan Group, Inc.+                       19,996,350
                                                     -------------
                                                       321,787,173
                                                     -------------
      Semiconductors -- 5.2%
     920,000  Applied Micro Circuits
                  Corporation+                         117,070,000
   1,000,000  Intel Corporation                         82,312,500
   1,250,000  MMC Networks, Inc.+                       42,968,750
     600,000  SDL, Inc.+                               130,800,000
                                                     -------------
                                                       373,151,250
                                                     -------------
      Telecommunications Broadband Services-- 1.5%
     856,282  At Home Corporation+                      36,713,091
   1,340,300  Charter Communications,
                  Inc., Class A+                        29,319,062
     500,450  Covad Communications
                  Group, Inc.+                          27,993,922
     710,000  NorthPoint Communications
                  Group, Inc.+                          17,040,000
                                                     -------------
                                                       111,066,075
                                                     -------------
      Telecommunications Equipment -- 4.3%
     478,600  C-Cor.net Corporation+                    36,672,725
   1,210,775  Gilat Satellite Network Ltd.,
                  ADR+                                 143,779,532
     650,000  Inter-Tel, Inc.                           16,250,000
     919,150  Next Level Communications,
                  Inc.+                                 68,821,356
     700,000  Terayon Communication
                  Systems, Inc.+                        43,968,750
                                                     -------------
                                                       309,492,363
                                                     -------------
      Telecommunications Services -- 5.0%
   1,309,048  Global Crossing Ltd., ADR+                65,452,400
     804,000  Global TeleSystems Group, Inc.+           27,838,500
   1,000,000  Intermedia Communications,
                  Inc.+                                 38,812,500
   1,365,344  MCI Worldcom, Inc.+                       72,448,539
     900,000  Qwest Communications
                  International, Inc.+                  38,700,000
     688,600  Viatel, Inc.+                             36,926,175
   1,100,000  WinStar Communications,
                  Inc.+                                 82,775,000
                                                     -------------
                                                       362,953,114
                                                     -------------
      Venture Capital -- 0.0%#
   2,555,967  @Ventures III+,***                         2,555,967
                                                     -------------
TOTAL COMMON STOCKS
  (Cost $3,729,738,025)                              6,757,986,601
                                                     -------------
PREFERRED STOCKS -- 0.2%
(Cost $14,999,994)
   1,595,744  Furniture.com, Class D***                 14,999,994
                                                     -------------
REPURCHASE AGREEMENT -- 8.7.%
  (Cost $628,129,000)
  $628,129,000    Agreement with State Street
                     Bank and Trust Company,
                     3.300% dated 12/31/1999,
                     to be repurchased at
                     $628,301,735 on 01/03/2000,
                     collateralized by 523,055,000
                     U.S. Treasury Bonds,
                     5.575%-7.875% having
                     maturities ranging from
                     07/31/2001 through 02/15/2005
                     and 90,670,000 U.S. Treasury
                     Note, 7.500% due 11/16/2016
                     (value 640,716,075)            $ 628,129,000
                                                    --------------
OTHER INVESTMENTS**
  (Cost $759,972,115)                  10.5%           759,972,115
                                      -----         --------------
TOTAL INVESTMENTS
   (Cost $5,132,839,134*)             112.9%         8,161,087,710
OTHER ASSETS AND
   LIABILITIES (Net)                  (12.9)          (935,283,045)
                                      -----         --------------
NET ASSETS                            100.0%        $7,225,804,665
                                      =====         ==============

--------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 1999, the market value of the securities on loan is $722,449,030. Collateral received for securities loaned includes $535,756,617 in U.S. government securities and the remaining $224,215,498 invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 1999, these securities represent 0.2% of net assets.

         Security         Acquisition Date     Acquisition Cost
         --------         ----------------     ----------------
       @Ventures III          11/06/98          $   724,000
                              01/05/99              150,000
                              04/01/99              481,967
                              07/23/99              600,000
                              09/24/99              600,000
    Furniture.com - Class D   12/29/99          $14,999,994


+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt


                     See Notes to Financial Statements.

The Munder Funds
  Statement of Assets and Liabilities, December 31, 1999 (Unaudited)

                                                        Munder
                                                        Future            Munder
                                                        Technology        NetNet
                                                        Fund              Fund
                                                        ----------        ------
ASSETS:
Investments, at value See accompanying schedules:
    Securities ......................................   $521,432,513      $7,532,958,710
    Repurchase Agreements ...........................     10,631,000         628,129,000
                                                        ------------      --------------
Total Investments ...................................    532,063,513       8,161,087,710
Cash ................................................          2,302                 287
Interest receivable .................................            975              57,578
Dividends receivable ................................          8,196               6,500
Receivable for investment securities sold ...........      4,882,962                  --
Receivable for Fund shares sold .....................     45,367,517         135,093,543
Unamortized organization costs ......................             --               9,544
Prepaid and other expenses ..........................         59,718             736,808
                                                        ------------      --------------
    Total Assets ....................................    582,385,183       8,296,991,970
                                                        ------------      --------------
LIABILITIES:
Payable for Fund shares redeemed ....................      1,560,216          22,184,328
Payable for investments purchased ...................     32,897,486         279,052,814
Payable upon return of securities loaned ............             --         759,972,115
Investment advisory fee payable .....................        299,930           5,171,016
Administration fee payable ..........................         30,906             556,946
Distribution fees payable ...........................        196,234           3,724,437
Transfer agent fee payable ..........................          9,777             101,183
Custodian fees payable ..............................         10,404             367,518
Accrued Directors' fees and expenses ................          1,213              22,966
Accrued expenses and other payables .................         13,399              33,982
                                                        ------------      --------------
    Total Liabilities ...............................     35,019,565       1,071,187,305
                                                        ------------      --------------
NET ASSETS ..........................................   $547,365,618      $7,225,804,665
                                                        ============      ==============
Investments at cost .................................   $455,154,981      $5,132,839,134
                                                        ============      ==============


                     See Notes to Financial Statements.




The Munder Funds
  Statement of Assets and Liabilities, December 31, 1999 (Unaudited)

                                                        Munder
                                                        Future            Munder
                                                        Technology        NetNet
                                                        Fund              Fund
                                                        ----------        ------
NET ASSETS consist of:
Accumulated net investment loss .....................   $   (556,903)     $  (30,127,823)
Accumulated net realized gain on investments sold ...      4,965,078         172,388,668
Net unrealized appreciation of investments ..........     76,908,532       3,028,248,576
Par value ...........................................         39,785             951,999
Paid-in capital in excess of par value ..............    466,009,126       4,054,343,245
                                                        ------------      --------------
Total Net Assets ....................................   $547,365,618      $7,225,804,665
                                                        ============      ==============
NET ASSETS:
Class A Shares ......................................   $233,200,860      $2,651,441,222
                                                        ============      ==============
Class B Shares ......................................   $219,646,881      $3,111,113,342
                                                        ============      ==============
Class C Shares ......................................             --      $1,438,154,212
                                                        ============      ==============
Class II Shares .....................................   $ 84,618,830                  --
                                                        ============      ==============
Class Y Shares ......................................   $  9,899,047          25,095,889
                                                        ============      ==============
SHARES OUTSTANDING:
Class A Shares ......................................     16,694,559          34,688,087
                                                        ============      ==============
Class B Shares ......................................     15,738,297          41,163,779
                                                        ============      ==============
Class C Shares ......................................             --          19,021,833
                                                        ============      ==============
Class II Shares .....................................      6,698,822                  --
                                                        ============      ==============
Class Y Shares ......................................        653,101             326,183
                                                        ============      ==============
CLASS A SHARES:
Net asset value and redemption price per share ......   $      13.97      $        76.44
                                                        ============      ==============
Maximum sales charge ................................           5.50%               5.50%
Maximum offering price per share ....................   $      14.77      $        80.89
                                                        ============      ==============
CLASS B SHARES:
Net asset value and offering price per share* .......   $      13.96      $        75.58
                                                        ============      ==============
CLASS C SHARES:
Net asset value and offering price per share* .......            N/A      $        75.61
                                                        ============      ==============
CLASS II SHARES:
Net asset value and offering price per share* .......   $      12.63                 N/A
                                                        ============      ==============
CLASS Y SHARES:
Net asset value, offering price and redemptio
  price per share ...................................   $      15.16      $        76.94
                                                        ============      ==============

----------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                     See Notes to Financial Statements.


The Munder Funds
  Statement of Operations, Period Ended December 31, 1999 (Unaudited)

                                                        Munder
                                                        Future            Munder
                                                        Technology        NetNet
                                                        Fund(a)           Fund
                                                        ----------        ------
INVESTMENT INCOME:
  Interest ..........................................   $   140,719       $    8,242,404
  Dividends .........................................        22,768              218,207
  Other .............................................            --            1,600,151
                                                        -----------       --------------
    Total investment income .........................       163,487           10,060,762
                                                        -----------       --------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares ....................................        44,065            1,779,718
  Class B Shares ....................................       153,121            8,327,895
  Class C Shares ....................................            --            3,672,308
  Class II Shares ...................................        43,357                   --
Investment advisory fee .............................       392,505           19,192,929
Administration fee ..................................        40,357            1,989,911
Transfer agent fee ..................................        11,723            2,967,067
Custodian fees ......................................        12,058              397,956
Legal and audit fees ................................         2,025               95,644
Directors' fees and expenses ........................         1,225               41,601
Amortization of organization costs ..................            --                2,606
Registration and filing fees ........................            --              251,482
Other ...............................................        16,207            1,469,468
                                                        -----------       --------------
    Total Expenses ..................................       716,643           40,188,585
                                                        -----------       --------------
NET INVESTMENT LOSS .................................      (553,156)         (30,127,823)
                                                        -----------       --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from:
  Security transactions .............................     4,965,078          173,894,521
  Options Written ...................................            --              332,962
Net change in unrealized appreciation of:
  Securities ........................................    76,908,532        2,622,340,432
  Options Written ...................................            --              990,538
                                                        -----------       --------------
Net realized and unrealized gain on investments .....    81,873,610        2,797,558,453
                                                        -----------       --------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ...................................   $81,320,454       $2,767,430,630
                                                        ===========       ==============

---------
(a) The Munder Future Technology Fund commenced operations on August 26,
    1999.

                     See Notes to Financial Statements.

The Munder Funds
  Statement of Changes in Net Assets, Period Ended December 31, 1999 (Unaudited)


                                                        Munder
                                                        Future            Munder
                                                        Technology        NetNet
                                                        Fund(a)           Fund
                                                        ----------        ------
Net investment loss .................................   $   (553,156)     $  (30,127,823)
Net realized gain on investments sold ...............      4,965,078         174,227,483
Net change in unrealized appreciation of investments      76,908,532       2,623,330,970
                                                        ------------      --------------
Net increase in net assets resulting from operations      81,320,454       2,767,430,630
Distributions to shareholders from
investment income:
  Class A Shares ....................................             --                  --
  Class B Shares ....................................             --                  --
  Class C Shares ....................................             --                  --
  Class II Shares ...................................             --                  --
  Class Y Shares ....................................         (3,747)                 --
Distributions to shareholders from net
realized gains:
  Class A Shares ....................................             --          (7,571,645)
  Class B Shares ....................................             --          (9,098,380)
  Class C Shares ....................................             --          (3,931,868)
  Class II Shares ...................................             --                  --
  Class Y Shares ....................................             --             (78,249)
Net increase in net assets from Fund
share transactions:
  Class A Shares ....................................    196,944,426         508,080,743
  Class B Shares ....................................    187,521,974         650,472,333
  Class C Shares ....................................             --         352,302,174
  Class II Shares ...................................     74,476,276                  --
  Class Y Shares ....................................      7,106,235           2,545,078
                                                        ------------      --------------
Net increase in net assets ..........................    547,365,618       4,260,150,816
NET ASSETS:
Beginning of period .................................             --       2,965,653,849
                                                        ------------      --------------
End of period .......................................   $547,365,618      $7,225,804,665
                                                        ============      ==============
Accumulated net investment loss .....................   $   (556,903)     $  (30,127,823)
                                                        ============      ==============

----------------
(a) The Munder Future Technology Fund commenced operations on August 26,
    1999.
                     See Notes to Financial Statements.

The Munder Funds
  Statement of Changes in Net Assets, Year Ended June 30, 1999

                                                        Munder
                                                        NetNet
                                                        Fund
                                                        ------
Net investment loss .................................   $  (11,467,812)
Net realized gain on investments sold ...............       30,374,156
Net change in unrealized appreciation of investments       402,423,255
                                                        --------------
Net increase in net assets resulting from operations       421,329,599
Distributions to shareholders from net realized
  gains:
  Class A Shares ....................................         (717,429)
  Class B Shares ....................................         (783,494)
  Class C Shares ....................................          (82,732)
  Class Y Shares ....................................          (41,203)
Net increase in net assets from Fund share
transactions:
  Class A Shares ....................................      937,623,358
  Class B Shares ....................................    1,067,903,788
  Class C Shares ....................................      509,624,871
  Class Y Shares ....................................        1,966,522
                                                        --------------
Net increase in net assets ..........................    2,936,823,280
NET ASSETS:
Beginning of year ...................................       28,830,569
                                                        --------------
End of year .........................................   $2,965,653,849
                                                        ==============

                     See Notes to Financial Statements.




Munder Future Technology Fund(a)
  Financial Highlights, For a Share Outstanding
  Throughout The Period (Unaudited)

                                                        A Shares          B Shares          II Shares        Y Shares
                                                        --------          --------          ---------        --------
                                                        Period            Period            Period            Period
                                                        Ended             Ended             Ended             Ended
                                                        12/31/99          12/31/99          12/31/99          12/31/99
                                                        --------          --------          --------          --------
Net asset value, beginning of period ................   $  10.00          $  10.00          $ 10.00           $10.00
                                                        --------          --------          -------           ------
Income from investment operations:
Net investment loss .................................      (0.01)            (0.02)           (0.01)           (0.02)
Net realized and unrealized gain on investments .....       3.98              3.98             2.64             5.19
                                                        --------          --------          -------           ------
Total from investment operations ....................       3.97              3.96             2.63             5.17
                                                        --------          --------          -------           ------
Less distributions:
Dividends from net investment income ................         --                --               --            (0.01)
                                                        --------          --------          -------           ------
Total distributions .................................         --                --               --            (0.01)
                                                        --------          --------          -------           ------
Net asset value, end of period ......................   $  13.97          $  13.96          $ 12.63           $15.16
                                                        ========          ========          =======           ======
Total return (b) ....................................      39.70%            39.50%           26.30%           51.74%
                                                        ========          ========          =======           ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $233,201          $219,647          $84,619           $9,899
Ratio of operating expenses to average net assets ...       1.45%(c)          2.20%(c)         2.20%(c)         1.20%(c)
Ratio of net investment loss to average net assets ..      (1.04)%(c)        (1.79)%(c)       (1.79)%(c)       (0.79)%(c)
Portfolio turnover rate .............................         27%               27%              27%              27%
Ratio of operating expenses to average net assets
  without expenses reimbursed .......................       1.45%(c)          2.20%(c)         2.20%(c)         1.20%(c)

----------------
(a) The Munder Future Technology Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on October 26, 1999, October 26, 1999, November 16, 1999, and August 26, 1999, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.


                     See Notes to Financial Statements.


Munder NetNet Fund(a)
  For a Share Outstanding Throughout Each Period

                                                                                A Shares
                                                        -------------------------------------------------------------
                                                        Period
                                                        Ended             Year              Year              Period
                                                        12/31/99          Ended             Ended             Ended
                                                        (Unaudited)       6/30/99(d)        6/30/98           6/30/97
                                                        -----------       ----------        -------           -------
Net asset value, beginning of period ................   $    44.36        $    20.68        $ 12.79           $10.00
                                                        ----------        ----------        -------           ------
Income from investment operations:
Net investment loss .................................        (0.24)            (0.35)         (0.04)           (0.04)
Net realized and unrealized gain on investments .....        32.59             24.22          10.13             3.15
                                                        ----------        ----------        -------           ------
Total from investment operations ....................        32.35             23.87          10.09             3.11
                                                        ----------        ----------        -------           ------
Less distributions:
Distributions from net realized gains ...............        (0.27)            (0.19)         (2.20)           (0.32)
                                                        ----------        ----------        -------           ------
Total distributions .................................        (0.27)            (0.19)         (2.20)           (0.32)
                                                        ----------        ----------        -------           ------
Net asset value, end of period ......................   $    76.44        $    44.36        $ 20.68           $12.79
                                                        ==========        ==========        =======           ======
Total return (b) ....................................        73.43%           116.57%         87.23%           31.14%
                                                        ==========        ==========        =======           ======
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's) ................   $2,651,441        $1,130,558        $17,147           $1,459
Ratio of operating expenses to average net assets ...         1.61%(c)          1.59%          1.35%            1.48%(c)
Ratio of net investment loss to average net assets ..        (1.09)%(c)        (0.92)%        (0.60)%          (0.48)%(c)
Portfolio turnover rate .............................           16%               22%           165%             195%
Ratio of operating expenses to average net assets
  without expenses reimbursed .......................         1.61%(c)          1.59%          2.12%            4.57%(c)

----------------
(a) Munder NetNet Fund Class A Shares, Class B Shares, Class C Shares and Class Y Shares commenced operations on August 19, 1996, June 1, 1998, November 3, 1998 and June 1, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.


                     See Notes to Financial Statements.



                   B Shares                              C Shares                              Y Shares
   -------------------------------------        -------------------------     -------------------------------------
   Period                                       Period                        Period
   Ended          Year           Period         Ended          Period         Ended          Year           Period
   12/31/99       Ended          Ended          12/31/99       Ended          12/31/99       Ended          Ended
   (Unaudited)    6/30/99(d)     6/30/98        (Unaudited)    6/30/99(d)     (Unaudited)    6/30/99(d)     6/30/98
   -----------    ----------     -------        -----------    ----------     -----------    ----------     -------
   $    44.03     $    20.68     $  17.07       $    44.05     $  19.03       $ 44.57        $ 20.69        $17.07
   ----------     ----------     --------       ----------     --------       -------        -------        ------

        (0.36)         (0.63)       (0.01)           (0.35)       (0.44)        (0.21)         (0.20)        (0.01)
        32.18          24.17         3.62            32.18        25.65         32.85          24.27          3.63
   ----------     ----------     --------       ----------     --------       -------        -------        ------
        31.82          23.54         3.61            31.83        25.21         32.64          24.07          3.62
   ----------     ----------     --------       ----------     --------       -------        -------        ------

        (0.27)         (0.19)          --            (0.27)       (0.19)        (0.27)         (0.19)           --
   ----------     ----------     --------       ----------     --------       -------        -------        ------
        (0.27)         (0.19)          --            (0.27)       (0.19)        (0.27)         (0.19)           --
   ----------     ----------     --------       ----------     --------       -------        -------        ------
   $    75.58     $    44.03     $  20.68       $    75.61     $  44.05       $ 76.94        $ 44.57        $20.69
   ==========     ==========     ========       ==========     ========       =======        =======        ======
       72.80%        114.97%       20.91%           72.76%      133.26%        73.76%        117.49%        20.97%
   ==========     ==========     ========       ==========     ========       =======        =======        ======

   $3,111,113     $1,265,595     $  6,443       $1,438,154     $556,828       $25,096        $12,672        $5,240
         2.36%(c)       2.34%        2.29%(c)         2.36%(c)     2.34%(c)      1.36%(c)       1.34%         1.30%(c)
        (1.84)%(c)      (1.67)%     (1.27)% (c)      (1.84)%(c)    (1.66)%(c)   (0.84)%(c)     (0.70)%       (0.38)%(c)
           16%            22%         165%              16%          22%           16%            22%          165%

         2.36%(c)       2.34%        2.60%(c)         2.36%(c)     2.34%(c)      1.36%(c)       1.34%         1.62%(c)

                     See Notes to Financial Statements.





The Munder Funds
  Notes To Financial Statements, December 31, 1999


1. Organization and Significant Accounting Policies

      The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. MFI consists of 15 portfolios currently in operation. Information presented in this financial statement pertains only to the Munder Future Technology Fund and the Munder NetNet Fund (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI are presented in separate reports.

      The Munder Future Technology Fund offers four classes of shares -- Class A, Class B, Class II and Class Y Shares. The Munder NetNet Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements:

      Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by the Board of Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis unless the Board of Directors determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Repurchase Agreements: The Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

      Loans of Portfolio Securities: The Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

      Options: The Funds may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

      When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

      Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

      Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

      Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations that may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

      Federal Income Taxes: The Funds intend to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.





2. Investment Advisor and Other Related Party Transactions

      For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 1.00% of the value of the respective Fund's average daily net assets.

      Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Fund. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $195,854 for its shareholder services to the Funds for the period ended December 31, 1999.

      Each Director of MFI is paid an aggregate fee for services provided as a Board member of MFI, The Munder Funds Trust, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor or Comerica received any compensation from MFI.

3. Distribution and Service Plans

      The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C and Class II Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B, Class C and Class II Plans also permit payments to be made by the Funds to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds).

      Comerica Securities and LPM Investment Services, Inc. ("LPM") are among the Service Organizations who receive trail commissions from the Distributor. Comerica Securities is a wholly owned subsidiary of Comerica. LPM is an affiliate of the Advisor. For the period ended December 31, 1999, the Distributor paid $497 and $86,562 to Comerica Securities and LPM, respectively for shareholder services provided to the Funds.

      For the period ended December 31, 1999, the contractual rates, as a percentage of average daily net assets, under the Plans were as follows:

                                     Class A Shares   Class B Shares   Class C Shares   Class II Shares
                                       12b-1 Fees       12b-1 Fees       12b-1 Fees        12b-1 Fees
                                     --------------   --------------   --------------   ---------------
Munder Future Technology Fund ....        0.25%            1.00%             N/A              1.00%
Munder NetNet Fund ...............        0.25%            1.00%            1.00%             N/A



4. Common Stock

      Changes in shares of beneficial interest for the Funds were as follows:

                                                         Period Ended
                                                           12/31/99
Munder Future Technology Fund                       --------------------
Class A Shares:                                     Shares        Amount
                                                    ------        ------
  Sold ........................................   17,309,343    $204,513,907
  Issued as reinvestment of dividends .........           --              --
  Redeemed ....................................     (614,784)     (7,569,481)
                                                  ----------    ------------
  Net increase ................................   16,694,559    $196,944,426
                                                  ==========    ============

                                                          Period Ended
                                                            12/31/99
                                                     --------------------
Munder Future Technology Fund                        Shares        Amount
Class B Shares:                                      ------        ------
  Sold ........................................   15,951,365    $190,126,834
  Issued as reinvestment of dividends .........           --              --
  Redeemed ....................................     (213,068)     (2,604,860)
                                                  ----------    ------------
  Net increase ................................   15,738,297    $187,521,974
                                                  ==========    ============


                                                          Period Ended
                                                            12/31/99
                                                     --------------------
Munder Future Technology Fund                        Shares        Amount
Class II Shares:                                     ------        ------
  Sold ........................................    6,782,141    $ 75,429,104
  Issued as reinvestment of dividends .........        --                 --
  Redeemed ....................................      (83,319)       (952,828)
                                                  ----------    ------------
  Net increase ................................    6,698,822    $ 74,476,276
                                                  ==========    ============


                                                         Period Ended
                                                           12/31/99
                                                     --------------------
Munder Future Technology Fund                        Shares        Amount
Class Y Shares:                                      ------        ------
  Sold ........................................      685,087    $  7,499,704
  Issued as reinvestment of dividends .........          356           3,743
  Redeemed ....................................      (32,342)       (397,212)
                                                  ----------    ------------
  Net increase ................................      653,101    $  7,106,235
                                                  ==========    ============





                                                        Period Ended                           Year Ended
                                                          12/31/99                               6/30/99
                                                   ----------------------               ------------------------
Munder NetNet Fund                                 Shares          Amount               Shares            Amount
Class A Shares:                                    -------         ------               ------            ------
  Sold .................................        24,681,888    $ 1,254,022,459         33,074,566    $ 1,259,835,784
  Issued as reinvestment of dividends ..           133,215          5,550,495             22,941            559,094
  Redeemed .............................       (15,612,688)      (751,492,211)        (8,440,981)      (322,771,520)
                                               -----------    ---------------         ----------    ---------------
  Net increase .........................         9,202,415    $   508,080,743         24,656,526    $   937,623,358
                                               ===========    ===============         ==========    ===============

                                                       Period Ended                           Year Ended
                                                         12/31/99                               6/30/99
                                                  -----------------------                ----------------------
Munder NetNet Fund                                Shares           Amount                Shares          Amount
Class B Shares:                                   -------          ------                ------          ------
  Sold .................................        15,991,741      $ 834,767,596         30,934,669     $1,160,416,847
  Issued as reinvestment of dividends ..           134,363          5,547,544             17,795            432,468
  Redeemed .............................        (3,706,948)      (189,842,807)        (2,519,440)       (92,945,527)
                                               -----------    ---------------         ----------    ---------------
  Net increase .........................        12,419,156      $ 650,472,333         28,433,024     $1,067,903,788
                                               ===========    ===============         ==========    ===============


                                                         Period Ended                         Year Ended
                                                           12/31/99                             6/30/99
                                                   ------------------------             -------------------------
Munder NetNet Fund                                Shares           Amount               Shares            Amount
Class C Shares:                                   -------          ------               ------            ------
  Sold .................................         8,253,909      $ 446,495,496         14,004,316     $  564,126,735
  Issued as reinvestment of dividends ..            49,767          2,055,182              1,890             45,938
  Redeemed .............................        (1,922,666)       (96,248,504)        (1,365,383)       (54,547,802)
                                               -----------    ---------------         ----------    ---------------
  Net increase .........................         6,381,010      $ 352,302,174         12,640,823     $  509,627,871
                                               ===========    ===============         ==========    ===============

                                                        Period Ended                           Year Ended
                                                          12/31/99                               6/30/99
Munder NetNet Fund                                  ---------------------                -----------------------
Class Y Shares:                                     Shares         Amount                Shares           Amount
                                                    -------        ------                ------           ------
  Sold .................................            97,611      $   5,096,302            228,641     $    8,366,787
  Issued as reinvestment of dividends ..             1,181             49,514              1,436             35,085
  Redeemed .............................           (56,910)        (2,600,738)          (199,100)        (6,435,350)
                                               -----------    ---------------         ----------    ---------------
  Net increase .........................            41,882      $   2,545,078             30,977     $    1,966,522
                                               ===========    ===============         ==========    ===============



5. Securities Transactions

      For the period ended December 31, 1999, cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities, were as follows:

                                           Cost of Purchases   Proceeds from Sales
                                           -----------------   -------------------
Munder Future Technology Fund ..........     $  478,546,726        $ 38,987,823
Munder NetNet Fund .....................      1,803,163,599         564,648,010

      At December 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                   Tax Basis       Net Basis
                                                  Unrealized      Unrealized
                                                 Appreciation    Depreciation
                                                 ------------    ------------
Munder Future Technology Fund ...............   $   86,827,985   $  9,919,453
Munder NetNet Fund ..........................    3,163,557,025    135,308,449

6. Industry Concentration

      The Munder Future Technology Fund primarily invests in equity securities of technology-related companies. The value of stocks of technology companies is particularly vulnerable to rapid changes in technology product cycles, government regulation and competition. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

      The Munder NetNet Fund primarily invests in equity securities of foreign and domestic companies engaged in Internet and Intranet related businesses. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Munder NetNet Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

7. Organizational Costs

      Expenses incurred prior to June 30, 1998 in connection with the organization of the Munder NetNet Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.



                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Shumaker, Assistant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02171

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02110

CUSTODIAN
               Funds Distributor
               60 State Streete
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116




                                          (OUTSIDE BACK COVER)

SANNET&TECH1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.




                                                        (OUTSIDE FRONT COVER)

                                                              CLASS Y SHARES

                                                                 Semi-Annual
                                                                      Report
The Munder Funds
Investments                                                DECEMBER 31, 1999
for all seasons                             THE MUNDER EQUITY SELECTION FUND

                                                        THE MUNDER FRAMINGTON
                                               GLOBAL FINANCIAL SERVICES FUND

                                             THE MUNDER GROWTH OPOPORTUNITIES
                                                                         FUND



                                                  "Another striking
                                                  feature of the market
                                                  during the last half of
                                                  1999 was increasingly
                                                  active trading."

The Munder Funds
    Letter to shareholders

Dear fellow shareholders:

     On the following pages you will find the most recent financial information for selected funds within the Munder Family of Mutual Funds. I hope you are pleased with the performance and operations of the Funds.

     During the past six months the stock market continued its upward climb even in the face of Fed interest rate increases. However, the focus in the stock market shifted from a "bigger is better" mentality to "nearly anything in the technology sector" mentality. The allure of technology stocks was in part due to their overall increasingly attractive fundamentals. Increased earnings and better than expected profits turned attention to technology stocks. The prices of these stocks were also boosted by a momentum psychology. As more and more investors committed money into the day's current winners, the prices of technology stocks reached unprecedented valuations. It is interesting to note that some of the best performing stocks in this sector were the stocks of companies with no earnings.

     Another striking feature of the market during the last half of 1999 was its increasingly active trading. Stocks are now held for an average of eight months, down from the two-year holding period that was more typical a decade ago. The 50 NASDAQ stocks with the heaviest trading were held for an average of only three weeks. At the Munder Funds, we consider ourselves "owners" as opposed to "renters" when we purchase a stock. In our view, this hyperactive trading is more akin to speculation than to investing. In all of The Munder Funds, from our core stock and bond funds to our specialty funds, we take a long-term approach to investing assets. We focus on fundamentals. Our core portfolios remain diversified and fully invested.

     We also recognize, however, that some investment plans call for increased exposure to a particular segment of the market. For that reason, the Munder Family of Mutual Funds has particular expertise in specialty or niche funds, including the funds detailed in this report. Our goal is to offer you a well-balanced menu of investment alternatives from which you can construct a portfolio appropriate for your investment goals and risk levels.

     If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor. You may also contact us through our website at www.munder.com. Thank you very much for your confidence in Munder Capital Management and the Munder Family of Mutual Funds.

     Very truly yours,

     /s/ James C. Robinson
     James C. Robinson,  CEO
     Munder Capital Management




Table of
Contents

FUNDS OVERVIEW
            iii   Munder Equity Selection Fund
            iv    Munder Framlington Global Financial Services Fund
            iv    Munder Growth Opportunities Fund
PORTFOLIO OF INVESTMENTS --
            1     Munder Equity Selection Fund
            3     Munder Framlington Global Financial Services Fund
            6     Munder Growth Opportunities Fund
            8     Financial Statements
            12    Financial Highlights
            15    Notes to Financial Statements

-----------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

                                      i


Management's Discussion and
  Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Stock Market

      Portfolio diversification did not help the performance of domestic stock portfolios in 1999. Technology dominated all size segments of the market. In fact, the commanding performance of technology stocks resulted in a two-tiered U.S. stock market in 1999. Close to half of the stocks in the S&P 500 universe posted a negative return for the year. In contrast, the technology sector of that universe generated a return of almost 79%. Technology stocks, which make up 70% of the NASDAQ Composite, powered that index to an 86% return, a record for a U.S. stock market index.

      In large part, the strong performance of technology stocks was due to strong fundamentals and continued strength in both the actual and projected earnings of stocks in that sector. The prices of technology stocks were also boosted by a momentum psychology. Investors poured money into the current winners, helping to drive the technology group to unprecedented valuations.

      In the technology-dominated environment of 1999, diversification would tend to hold back performance of any broad based stock portfolio, and this was no different for any of the diversified stock portfolios in the Munder Family of Mutual Funds. Interestingly, the search for reasonable valuations -- the relationship between the price of a stock and the estimated growth of its future earnings, also dragged down returns. Although among the equity sectors, technology was our largest commitment (approximately 24% at year-end), concerns about the extreme valuations prevented us from investing in those technology stocks with the highest ratios of current price-to-projected earnings. Lack of earnings also caused us to avoid many of the Internet stocks. These were exactly the key stocks driving technology returns in 1999.

                                     ii


      We anticipate continued market strength in 2000. Among the positive factors for the market are the likelihood of continued economic growth and low to moderate inflation. Productivity should continue to improve, which will boost corporate earnings even in an environment where firms have little or no pricing power. With one-third of S&P 500 earnings coming from abroad, the global recovery will also be a positive for U.S. companies. While we look forward to some broadening of the market, we anticipate the technology sector will continue to do well given its strong fundamentals. However, investors may become somewhat more discerning about their technology purchases with an increased focus on valuation. Differentiation in the growth of technology companies' earnings may also lead to more selectivity within the sector, especially in the Internet space where investors and analysts are now beginning to focus on "the path to profitability" rather than just the novelty of a new idea.

      We are maintaining our portfolio diversification by continuing a market weighting in the technology sector as we move into the new year. Given that the market won't go up indefinitely, we continue to believe that controlling portfolio risk is important. Diversification and valuation are two tools that we use to achieve what we believe is the appropriate risk/return tradeoff in our equity portfolios. That having been said, we expect to see greater volatility in the market. In this upcoming environment it will be even more important for investors to focus on their long-term goals, and to look past short-term market swings.

      Although we remain positive about the market's prospects, there are risks on the horizon -- the primary one being the potential for the Federal Reserve to further tighten monetary policy by raising interest rates. The Fed is clearly concerned about stock valuations and the possibility of an "asset bubble". It appears determined to raise rates until the speculative excesses are wrung out of the market. The resulting reduction in liquidity would have a negative impact on both the stock and bond markets.

      The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Class Y Shares, net of Fund expenses.

MUNDER EQUITY SELECTION FUND

Fund Manager: The Munder Equity Selection Fund Committee

      The Fund began operation on November 11, 1998. For the six months ending December 31, 1999, the Fund exhibited a return of 4.44 relative to the 20.54% return for the Russell 1000 Growth Index and the 10.96% average return for the Lipper universe of multi-cap core mutual funds.

      Since its inception, the Fund has been a sector-neutral fund, with its sector weightings set equal to its benchmark. From the inception of the Fund through late November 1999, the Fund's benchmark was the S&P 500 Index. In late November, the Fund's benchmark was changed to the Russell 1000 Growth Index. The new benchmark will allow the performance of the Fund to more closely follow the growth cycles of the stock market. Because the sector weights of the Fund are set equal to the Russell 1000 Growth Index, the performance of the Fund relative to that Index will be driven largely by stock selection.

      The Fund's performance in 1999 benefited from stock selection in the technology sector. Stocks in the semiconductor and telecommunications equipment groups earned superior relative

                                     iii


returns. The significant overweightings of the stocks of certain large retailers and stock selection in the healthcare sector also helped to boost the returns of the Fund.

      Performance was inhibited by stock selection within the finance sector. The Fund had a relatively heavy weighting in regional bank stocks during 1999. These stocks were harder hit by the rise in interest rates than were the stocks of money center banks. The consumer staples stocks represented in the Fund continued to struggle from weak growth in revenues.

MUNDER GROWTH OPPORTUNITIES FUND

Fund Manager: The Munder Growth Opportunities Fund Committee

      The Fund earned a return of 16.95% for the six months ending December 31, 1999, relative to the 7.34% return for the S&P 400 MidCap Index and the 0.47% average return for the Lipper universe of mid-cap value mutual funds. The Fund has earned an above-average return for the one- month, three-month, six-month, nine-month and one-year time periods ending December 31, 1999.

      After very weak market early in 1999, the mid-cap sector rebounded nicely as the year progressed. In fact, the S&P 400 MidCap Index significantly outperformed the S&P 500 Index for the final nine months of 1999. Technology growth stocks and the larger capitalization stocks within the mid-cap sector were the year-long performance leaders. Despite the narrow focus of the market, the Fund's philosophy of being well-positioned across all sectors and capitalization ranges allowed the Fund to fully participate in the areas of strength.

      The role that technology stocks played in performance was dramatic. The average technology stock in the Index nearly doubled during the year. In contrast, over half of the S&P MidCap sectors generated a negative return for the same time period. In fact, only one other sector of the mid-cap market, the energy sector, managed to beat the return of the S&P MidCap Index for the year as a whole.

      Performance of the Fund since July followed this pattern, as the returns noted above reflect. The average technology stock in the mid-cap sector of the market was up by close to 60%. The only other sectors that managed to outperform the S&P MidCap Index for the quarter were healthcare and capital goods.

      The Fund benefited from a slightly overweighted position in technology for the period. Even more important for the performance of the Fund, however, was strong stock selection in the technology and consumer cyclical sectors over that same time period.

      We are encouraged by the relative strength that the mid-cap segment demonstrated in 1999 and continue to find the mid-cap segment of the market to be attractive. The average mid-cap stock continues to trade at a significant discount to its larger peers despite having more favorable growth prospects.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

Fund Manager: The Munder Framlington Global Financial Services Fund Committee

      The Fund earned a return of 4.64% for the six months ending December 31, 1999. This compares to the 2.61% return for the MSCI Finance Index and the -8.07% average return for the Lipper universe of financial services mutual funds. The Fund has earned an above-average return for the one-month, three-month, six-month, nine-month and one-year time periods ending December 31, 1999.

      While the Fund's U.S. financial stocks experienced mid single-digit returns for the quarter, European stocks led the way with strong double-digit gains. U.K. holdings were up slightly during

                                     iv



the period, while Japanese holdings had negative returns.

      In the U.S., the financial sector produced double-digit gains in October in part because of the passage of financial services modernization legislation. During the next two months, however, financial stocks produced negative returns due to rising bond yields and negative earnings announcements from some of the regional banks. The strongest sectors among the Fund's U.S. holdings during the quarter were consumer finance (primarily credit cards), investment banks & brokers and insurance. Some of our small Internet/technology stocks in financial services also performed well. Mortgage related companies, regional banks and thrifts had the weakest performance.

      Among the Fund's non-U.S. holdings, the major excitement was in Europe. In Germany, potential beneficial changes in the German tax law caused a substantial and positive revaluation of the German financial sector. Elsewhere in Europe there were good performances from "asset gatherers" such as Skandia and Banca Fideuram as a result of strong new business flows. Earnings from European banks were generally good, especially for those banks with exposure to the capital markets. In the U.K., returns were modest, with bank and general insurance stocks restrained by the deteriorating interest rate outlook. In Japan, the financial sector did not participate in a generally strong market and our investments there actually fell during the quarter. This reflected both the overall weakness of Japanese financial stocks and disappointing performance from a few of the Fund's Japanese holdings.

      The year 2000 arrived with hardly any computer problems. This leaves businesses free to concentrate on beneficial capital investment and business development unconstrained by Y2K issues. This, together with the repeal of the Glass-Steagall Act in the U.S., may generate more beneficial global financial consolidation activity.

      The Fund benchmarks its weights to the MSCI Finance Index. As of December 31, 1999, the Fund remained over-weighted in Europe, roughly neutral-weighted in the U.S. and slightly under-weighted in Japan and Asia.

                                      v



Munder Equity Selection Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

   Shares                                           Value
---------------------------------------------------------
COMMON STOCKS -- 97.7%
     Advertising -- 1.0%
    1,900 Interpublic Group of Companies,
             Inc.                           $     109,606
                                            -------------

     Banks -- 1.0%
    2,000 Northern Trust Corporation              106,000
                                            -------------

     Broadcasting -- 0.8%
    4,000 Charter Communications, Inc.,
             Class A +                             87,500
                                            -------------

     Business Equipment and Supplies-- 1.0%
    1,200 Lexmark International Group, Inc.,
             Class A +                            108,600
                                            -------------

     Business Services -- 3.4%
    6,000 Amdocs Ltd. +                           207,000
    3,000 Automatic Data Processing, Inc.         161,625
                                            -------------
                                                  368,625
                                            -------------
     Computer Hardware, Software or Services -- 22.1%
    3,200 America Online, Inc. +                  241,400
    1,600 BMC Software, Inc. +                    127,900
    4,800 Cisco Systems, Inc. +                   514,200
    1,700 Dell Computer Corporation +              86,700
    2,200 EMC Corporation +                       240,350
    1,400 International Business Machines
             Corporation                          151,200
    5,500 Microsoft Corporation +                 642,125
    2,800 Sun Microsystems, Inc. +                216,825
    1,200 VERITAS Software
             Corporation +                        171,750
                                            -------------
                                                2,392,450
                                            -------------
     Cosmetics -- Toiletry -- 3.8%
    2,700 Colgate-Palmolive Company               175,500
    2,200 Procter & Gamble Company                241,038
                                            -------------
                                                  416,538
                                            -------------
     Diversified -- 9.0%
      500 Corning, Inc.                            64,469
    4,500 General Electric Company                696,375
    5,400 Tyco International Ltd.                 209,925
                                            -------------
                                                  970,769
                                            -------------
     Electronics -- 1.2%
      600 Solectron Corporation +                  57,075
    1,500 Tandy Corporation                        73,781
                                            -------------
                                                  130,856
                                            -------------
     Financial Services -- 2.8%
    3,800 Associates First Capital
             Corporation                          104,262
    2,700 Charles Schwab Corporation              103,613
    2,100 Federal Home Loan Mortgage
             Corporation                           98,831
                                            -------------
                                                  306,706
                                            -------------
     Food and Beverages -- 1.9%
    2,900 Anheuser-Busch Companies, Inc.          205,538
                                            -------------
     Food Distribution -- 2.8%
    5,300 SYSCO Corporation                       209,681
    5,400 United States Foodservice +              90,450
                                            -------------
                                                  300,131
                                            -------------
     Health Care -- 8.0%
    2,000 American Home Products
             Corporation                           78,875
    2,100 Amgen, Inc. +                           126,131
    2,200 Eli Lilly & Company                     146,300
    4,200 Merck & Company, Inc.                   281,663
    3,100 Schering-Plough Corporation             130,781
    1,900 United HealthCare Corporation           100,938
                                            -------------
                                                  864,688
                                            -------------
     Health Care -- Instruments, Service, and
       Supplies -- 7.6%
    1,500 Baxter International, Inc.               94,219
    2,700 Biomet, Inc.                            108,000
    4,100 Cardinal Health, Inc.                   196,287
    3,300 Johnson & Johnson Company               307,312
    1,700 Stryker Corporation                     118,363
                                            -------------
                                                  824,181
                                            -------------
     Insurance -- 1.0%
    1,050 American International Group,
             Inc.                                 113,531
                                            -------------
     Oil and Gas -- 0.8%
    2,500 Noble Drilling Corporation +             81,875
                                            -------------
     Retail -- 9.5%
    2,300 Costco Wholesale Corporation +          209,875
    4,700 Home Depot, Inc.                        322,244
    1,300 Tiffany & Company                       116,025
    4,000 Wal-Mart Stores, Inc.                   276,500
    3,600 Walgreen Company                        105,300
                                            -------------
                                                1,029,944
                                            -------------
     Semiconductors -- 8.2%
    2,000 Altera Corporation +                     99,125
    1,800 Applied Materials, Inc. +               228,038
    4,000 Atmel Corporation +                     118,250
    4,200 Intel Corporation                       345,712
    1,000 Texas Instruments, Inc.                  96,875
                                            -------------
                                                  888,000
                                            -------------
     Telecommunications -- 7.2%
    4,300 Lucent Technologies, Inc.               321,694
    1,200 Nortel Networks Corporation             121,200
    2,900 Qwest Communications
             International, Inc. +                124,700
    3,200 Sprint Corporation                      215,400
                                            -------------
                                                  782,994
                                            -------------
     Telecommunications Equipment -- 4.0%
    2,100 Comverse Technology, Inc. +             303,975
      800 JDS Uniphase Corporation +              129,050
                                            -------------
                                                  433,025
                                            -------------
     Transportation -- 0.6%
      850 Kansas City Southern Industries,
             Inc.                                  63,431
                                            -------------
TOTAL COMMON STOCKS
   (Cost  $9,265,157)                          10,584,988
                                            -------------
TOTAL INVESTMENTS
   (Cost  $9,265,157*)              97.7%      10,584,988
                                            -------------
OTHER ASSETS AND
LIABILITIES (Net)                    2.3          248,968
                                   -----    -------------
NET ASSETS                         100.0%   $  10,833,956
                                   =====    =============
---------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                      See Notes to Financial Statements



Munder Framlington Global Financial Services Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

   Shares                                           Value
---------------------------------------------------------
COMMON STOCKS -- 99.1%
     Austria -- 0.9%
      850 Erste Bank AG                     $      37,675
                                            -------------
     Finland -- 1.8%
      650 Pohjola Group Insurance
             Corporation                           39,287
    1,000 Sampo Insurance Company Ltd.             34,955
                                            -------------
                                                   74,242
                                            -------------
     France -- 5.6%
      300 AXA Company                              41,825
      686 Banque Nationale de Paris                63,299
    1,500 Credit Lyonnais SA+                      68,601
      270 Societe Generale                         62,828
                                            -------------
                                                  236,553
                                            -------------
     Germany -- 6.3%
      700 Bayerische Vereinsbank AG                47,809
    1,200 BHW Holding AG                           21,819
    1,200 Commerzbank AG                           44,061
      350 Consors Discount Broker AG+              29,263
      600 Direkt Anlage Bank AG+                   13,599
    1,330 Dresdner Bank AG                         72,348
      130 Muenchener Rueckversicherugs
             AG                                    32,975
                                            -------------
                                                  261,874
                                            -------------
     Ireland -- 1.0%
    4,000 Bank of Ireland                          31,832
      912 Irish Life & Permanent Plc                8,594
                                            -------------
                                                   40,426
                                            -------------
     Italy -- 6.0%
    7,000 Banca Fideuram SpA                       82,925
   12,000 Banca Nazionale del Lavoro
             (BNL)+                                40,012
      112 Banca Popolare Commercio e
             Industria                              3,554
    3,000 Banca Popolare di Lodi                   34,844
    5,300 Mediolanum SpA                           69,407
    5,000 Monte dei Paschi di Siena SpA+           19,492
                                            -------------
                                                  250,234
                                            -------------
     Japan -- 9.0%
    6,000 Asahi Bank, Ltd.                         36,997
    1,800 Credit Saison Company Ltd.               31,360
    1,000 Mitsubishi Estate Company Ltd.            9,758
    2,000 Nichiei Company Ltd.                     43,457
    2,000 Nomura Securities Company Ltd.           36,116
      400 Orix Corporation                         90,124
      400 Promise Company Ltd.                     20,358
    3,000 The Bank of Tokyo-Mitsubishi
             Ltd.                                  41,813
    3,000 The Sumitomo Bank, Ltd.                  41,079
    4,000 The Sumitomo Trust & Banking
             Company                               27,014
                                            -------------
                                                  378,076
                                            -------------
     Netherlands -- 3.2%
    2,102 ABN AMRO Holdings                        52,513
    1,350 ING Groep NV                             81,513
                                            -------------
                                                  134,026
                                            -------------
     Norway -- 0.9%
    9,000 Den Norske Bank ASA                      36,978
                                            -------------
     Portugal -- 2.6%
    6,000 Banco Comercial Portugues,
             SA (BCP)                              33,303
    3,500 Banco Mello SA                           33,459
    1,350 Companhia de Seguros
             Tranquilidade                         41,342
                                            -------------
                                                  108,104
                                            -------------
     Spain -- 1.8%
    1,800 Corporacion Bancaria de
             Espana SA                             42,303
    1,500 Mapfre Vida Seguros                      34,602
                                            -------------
                                                   76,905
                                            -------------
     Sweden -- 3.8%
    2,400 Forenings Sparbanken AB                  35,257
    7,000 Nordbanken Holding AB                    41,133
    2,700 Skandia Forsakrings AB                   81,549
                                            -------------
                                                  157,939
                                            -------------
     Switzerland -- 2.6%
       30 Baloise Holding Ltd.                     23,607
      150 UBS AG                                   40,507
       45 Verwaltungs-und Privat-Bank
             AG                                    45,218
                                            -------------
                                                  109,332
                                            -------------
     United Kingdom -- 15.5%
    1,650 Abbey National Plc                       26,452
    1,300 Allied Zurich Plc                        15,329
    1,550 Barclays Bank Plc                        44,541
    6,500 Brit Insurance Holdings Plc               7,980
    1,300 CGU Plc                                  20,978
    1,300 Close Brothers Group Plc                 23,099
   14,000 Countrywide Assured Group Plc            34,374
    1,200 Euro Sales Finance Plc                   26,895
    6,000 Goshawk Insurance Holdings Plc            9,353
    4,000 Grantchester Holdings Plc                 9,821
    2,000 Hitachi Credit (Uk) Plc                  12,357
    4,950 HSBC Holdings Plc                        68,603
   10,000 Legal & General Group Plc                27,298
    2,000 Liberty International Holdings
             Plc                                   14,796
    6,000 Limit Plc                                14,441
    5,200 Lloyds TSB Group Plc                     64,593
    4,500 London Scottish Bank Plc                  7,669
    3,100 National Westminster Bank Plc            66,599
    1,500 Northern Rock Plc                         9,619
    3,000 Paragon Group Companies Plc              10,128
    1,800 Prudential Corporation Plc               35,123
    1,000 Schroders Plc                            20,127
    2,300 Shaftesbury Plc                           9,752
    1,630 Standard Chartered Plc                   25,934
    2,500 Sun Life & Provincial Holdings
             Plc                                   21,241
    9,500 Towry Law Plc+                           20,946
                                            -------------
                                                  648,048
                                            -------------
     United States -- 38.1%
      600 Aflac, Inc.                              28,312
      500 Ambac Financial Group, Inc.              26,094
      150 American Express Company                 24,937
      600 American General Corporation             45,525
      600 American International Group,
             Inc.                                  64,875
    2,400 Associates First Capital
             Corporation                           65,850
      700 Bank of America Corporation              35,131
      300 CCB Financial Corporation                13,069
    2,266 Charter One Financial, Inc.              43,337
    1,000 Chase Manhattan Corporation              77,687
    2,100 Citigroup, Inc.                         116,681
      200 City National Corporation                 6,588
      300 Compass Bancshares, Inc.                  6,694
    1,600 Federal Home Loan Mortgage
             Corporation                           75,300
    1,200 Federated Investors, Inc.                24,075
      800 Financial Federal Corporation+           18,250
      600 First Security Corporation               15,319
      150 First Virginia Banks, Inc.                6,450
    1,800 Firstar Corporation                      38,025
    2,400 FleetBoston Financial
             Corporation                           83,550
      600 Franklin Resources, Inc.                 19,238
    2,500 Heller Financial, Inc.                   50,156
      900 Household International, Inc.            33,525
      400 InsWeb Corporation+                      10,225
      800 Lehman Brothers Holdings, Inc.           67,750
      300 Marsh & McLennan Companies,
             Inc.                                  28,706
      200 Marshall & Ilsley Corporation            12,563
    2,000 Mellon Financial Corporation             68,125
      700 Metris Companies, Inc.                   24,981
      600 Morgan Stanley, Dean Witter &
             Company                               85,650
      200 Northern Trust Corporation               10,600
    1,100 Online Resources & Communications
             Corporation+                          18,288
      800 Peoples Heritage Financial Group,
             Inc.                                  12,050
    1,200 PNC Bank Corporation                     53,400
      800 Providian, LLC                           72,850
    1,600 Radian Group, Inc.                       76,400
      600 ReliaStar Financial Corporation          23,512
      450 Southwest Bancorporation of Texas,
             Inc.+                                  8,916
    2,200 U.S. Bancorp                             52,387
      500 U.S. Trust Corporation                   40,094
      200 UnionBanCal Corporation                   7,888
                                            -------------
                                                1,593,053
                                            -------------
TOTAL COMMON STOCKS
   (Cost $3,956,347)                            4,143,465
                                            -------------
PREFERRED STOCKS -- 1.5%
   (Cost $35,291)
     Germany -- 1.5%
      200 Marschollek, Lautenschlaeger und
             Partner AG                            60,441
                                            -------------
WARRANTS -- 0.0% #
   (Cost $0)
     France -- 0.0% #
      221 Banque Nationale de Paris,
             expires 07/15/02+                      1,020
                                            -------------

TOTAL INVESTMENTS
   (Cost $3,991,638*)              100.6%       4,204,926
OTHER ASSETS AND
LIABILITIES (Net)                   (0.6)         (25,647)
                                   -----    -------------
NET ASSETS                         100.0%   $   4,179,279
                                   =====    =============


--------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements




Munder Framlington Global Financial Services Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)
    (Continued)

At December 31, 1999 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                                     % of
                                   Net Assets      Value
                                   ----------      -----

COMMON STOCKS:
Banks ............................    50.0 %   2,090,953
Insurance ........................    26.6     1,111,496
Financial Services ...............    22.1       923,976
Real Estate ......................     1.9        78,501
                                     -----    ----------
TOTAL COMMON STOCKS ..............    99.1     3,956,347
                                     -----    ----------
TOTAL PREFERRED STOCK ............     1.5        60,441
TOTAL WARRANTS ...................     0.0 #       1,020
                                     -----    ----------
TOTAL INVESTMENTS ................   100.6     4,204,926
OTHER ASSETS AND LIABILITIES (Net)    (0.6)      (25,647)
                                     -----    ----------
NET ASSETS .......................   100.0 %   4,179,279
                                     =====    ==========

-----------
# Amount represents less than 0.1% of net assets.

                      See Notes to Financial Statements

                                      5



Munder Growth Opportunities Fund
  Portfolio of Investments, December 31, 1999 (Unaudited)

   Shares                                           Value
---------------------------------------------------------
COMMON STOCKS -- 91.2%
     Advertising -- 1.1%
      400 TMP Worldwide, Inc. +             $      56,800
       50 Young & Rubicam, Inc.                     3,538
                                            -------------
                                                   60,338
                                            -------------
     Banking and Financial Services -- 4.1%
    2,803 Charter One Financial, Inc.              53,607
      600 Marshall & Ilsley Corporation            37,688
    2,100 Southtrust Corporation                   79,406
      950 Zions Bancorp                            56,228
                                            -------------
                                                  226,929
                                            -------------
     Commercial Services -- 1.3%
    1,400 Cintas Corporation                       74,375
                                            -------------
     Computer Hardware, Software or Services -- 17.9%
    5,250 Affiliated Computer Services,
             Inc. +                               241,500
    8,300 Concord EFS, Inc. +                     213,725
      450 Electronic Arts +                        37,800
    1,625 Fiserv, Inc. +                           62,258
    1,000 Intuit, Inc. +                           59,938
    1,000 Siebel Systems, Inc. +                   84,000
    1,250 Synopsys, Inc. +                         83,437
    1,350 VERITAS Software
             Corporation +                        193,219
      400 Xpedior, Inc. +                          11,500
                                            -------------
                                                  987,377
                                            -------------
     Construction Materials -- 0.9%
    1,000 Southdown, Inc.                          51,625
                                            -------------
     Diversified -- 4.2%
    6,050 Pentair, Inc.                           232,925
                                            -------------
     Domestic Oil -- 1.6%
    3,250 Tosco Corporation                        88,359
                                            -------------
     Drugs and Health Care -- 7.5%
    3,900 Alpharma, Inc.                          119,925
      800 Biogen, Inc. +                           67,600
    1,250 Chiron Corporation +                     52,969
    7,650 Health Management Associates +          102,318
    1,600 Jones Medical Industries, Inc.           69,500
                                            -------------
                                                  412,312
                                            -------------
     Electric Utilities -- 2.7%
    2,350 Calpine Corporation +                   150,400
                                            -------------
     Electrical Equipment -- 1.4%
    2,850 American Power Conversion
             Corporation +                         75,169
                                            -------------
     Electronics -- 11.5%
    1,000 Altera Corporation +                     49,563
      900 Jabil Circuit, Inc. +                    65,700
    5,250 L-3 Communications Holding,
             Inc. +                               218,531
      750 Linear Technology Corporation            53,672
    1,600 Maxim Integrated Products,
             Inc. +                                75,500
    1,500 Microchip Technology, Inc. +            102,656
    1,300 Vitesse Semiconductor
             Corporation +                         68,169
                                            -------------
                                                  633,791
                                            -------------
     Engineering and Construction -- 1.6%
    2,750 Jacobs Engineering Group, Inc. +         89,375
                                            -------------
     Financial Services -- 1.1%
    1,750 Metris Companies, Inc.                   62,453
                                            -------------
     Food and Beverages -- 2.8%
    2,600 McCormick & Company, Inc.                77,350
    4,750 United States Foodservice +              79,563
                                            -------------
                                                  156,913
                                            -------------
     Health Care Products -- 3.0%
    3,950 Patterson Dental Company +              168,369
                                            -------------
     Home Furnishings and Housewares -- 1.1%
    2,750 Furniture Brands International,
             Inc. +                                60,500
                                            -------------
     Hotels and Restaurants -- 2.0%
    4,500 Brinker International, Inc. +           108,000
                                            -------------
     Industrial Machinery -- 0.9%
    2,100 Donaldson Company, Inc.                  50,531
                                            -------------
     Insurance -- 2.6%
    1,150 Nationwide Financial Services,
             Inc.                                  32,128
    2,350 Radian Group, Inc.                      112,213
                                            -------------
                                                  144,341
                                            -------------
     Leisure Time Products -- 2.5%
      750 Harley Davidson, Inc.                    48,047
    1,800 Royal Caribbean Cruises Ltd.             88,762
                                            -------------
                                                  136,809
                                            -------------
     Medical Instruments and Supplies -- 0.9%
    1,250 Biomet, Inc.                             50,000
                                            -------------
     Oil Equipment and Services -- 1.2%
    1,700 Hanover Compressor Company +             64,175
                                            -------------
     Precision Instrumentation -- 0.8%
      800 Waters Corporation +                     42,400
                                            -------------

     Publishing -- 1.2%
    4,100 John Wiley & Sons, Inc.,
             Class A                               68,675
                                            -------------

     Retail -- 8.4%
    2,100 AutoZone, Inc. +                         67,856
    1,600 CWD Computer Centers, Inc. +            125,800
    1,715 Intimate Brands, Inc.                    73,959
    3,800 O'Reilly Automotive, Inc. +              81,700
    2,400 Zale Corporation +                      116,100
                                            -------------
                                                  465,415
                                            -------------
     Telecommunications -- 5.4%
    1,100 ADC Telecommunications,
             Inc. +                                79,819
      850 ALLTEL Corporation                       70,284
    1,550 CenturyTel, Inc.                         73,431
    1,050 Inet Technologies, Inc. +                73,369
                                            -------------
                                                  296,903
                                            -------------
     Transporation -- Trucking -- 1.5%
    4,650 Swift Transportation Co., Inc. +         81,956
                                            -------------
TOTAL COMMON STOCKS
   (Cost  $4,369,629)                           5,040,415
                                            -------------
Principal
Amount
---------
REPURCHASE AGREEMENT -- 5.0%
   (Cost  $278,000)
 $278,000 Agreement with State Street Bank
          and Trust Company, 3.300% dated
          12/31/1999, to be repurchased at
          $278,076 on 01/03/2000,
          collateralized by $280,000 U.S.
          Treasury Note, 6.625% maturing
          03/31/2002 (value $286,650)             278,000
                                            -------------

TOTAL INVESTMENTS
   (Cost  $4,647,629*)              96.2%       5,318,415
OTHER ASSETS AND
LIABILITIES (Net)                    3.8          208,692
                                   -----    -------------
NET ASSETS                         100.0%   $   5,527,107
                                   =====    =============

------------
   * Aggregate cost for Federal tax purposes.
   + Non-income producing security.

                      See Notes to Financial Statements



The Munder Funds
  Statements of Assets and Liabilities, December 31, 1999 (Unaudited)

                                                            Munder              Munder               Munder
                                                            Equity              Framlington Global   Growth
                                                            Selection           Financial Services   Opportunities
                                                            Fund                Fund                 Fund
                                                            -------------       ------------------   --------------
ASSETS:
Investments, at value See accompanying schedules:
       Securities....................................       $  10,584,988       $   4,204,926        $    5,040,415
       Repurchase Agreements.........................                   -                   -               278,000
                                                            -------------       -------------        --------------
Total Investments....................................          10,584,988           4,204,926             5,318,415
Cash.................................................                   -                   -                   628
Receivable for investment securities sold............             262,164                   -               157,423
Receivable for Fund shares sold......................             252,410             110,451               100,314
Dividends receivable.................................               6,898               3,841                 1,713
Prepaid expenses.....................................                 293                 855                 3,509
Receivable from investment advisor...................                   -               4,589                   705
Interest receivable..................................                   -                   -                    25
                                                            -------------       -------------        --------------
       Total Assets..................................          11,106,753           4,324,662             5,582,732
                                                            -------------       -------------        --------------
LIABILITIES:
Due to custodian.....................................              68,498              64,330                     -
Payable for investment securities purchased..........             167,925              71,000                49,258
Investment advisory fee payable......................               6,210               2,563                 3,162
Custodian fees payable...............................               1,945               6,856                 2,382
Administration fee payable...........................               1,385                 328                   469
Accrued Trustees'/Directors' fees and expenses.......                 154                  21                    24
Transfer agent fee payable...........................                 131                 108                   110
Payable for Fund shares redeemed.....................                  73                   -                     -
Accrued expenses and other payables..................              26,476                 177                   220
                                                            -------------       -------------        --------------
       Total Liabilities.............................             272,797             145,383                55,625
                                                            -------------       -------------        --------------
NET ASSETS...........................................       $  10,833,956       $   4,179,279        $    5,527,107
                                                            =============       =============        ==============
Investments, at cost.................................       $   9,265,157       $   3,991,638        $    4,647,629
                                                            =============       =============        ==============
NET ASSETS consist of:
Distributions in excess of net investment income.....       $      (3,937)      $     (44,427)       $       (8,068)
Accumulated net realized gain/(loss) on
    investments sold and foreign currency transactions            492,255             (40,626)              391,819
Net unrealized appreciation of investments,
    foreign currency and net other assets............           1,319,831             213,331               670,786
Par value............................................                 895               4,058                 4,448
Paid-in capital in excess of par value...............           9,024,912           4,046,943             4,468,122
                                                            -------------       -------------        --------------
    Total Net Assets.................................       $  10,833,956       $   4,179,279        $    5,527,107
                                                            =============       =============        ==============
SHARES OUTSTANDING, CLASS Y SHARES...................             894,662             405,791               444,832
                                                            =============       =============        ==============
NET ASSET VALUE, offering and redemption
    price per share..................................       $       12.11       $       10.30        $        12.43
                                                            =============       =============        ==============

                      See Notes to Financial Statements

                                      8



The Munder Funds
  Statements of Operations, Period Ended December 31, 1999 (Unaudited)

                                                            Munder            Munder                Munder
                                                            Equity            Framlington Global    Growth
                                                            Selection         Financial Services    Opportunities
                                                            Fund              Fund                  Fund
                                                            -------------     ------------------    --------------
INVESTMENT INCOME:
Interest.............................................       $       4,055     $       4,953         $        4,125
Dividends (a)........................................              54,896            16,610                  9,851
                                                            -------------     -------------         --------------
       Total investment income.......................              58,951            21,563                 13,976
                                                            -------------     -------------         --------------
EXPENSES:
Investment advisory fee..............................              40,947            12,511                 14,011
Custodian fees.......................................              11,114            19,231                  6,627
Administration fee...................................               5,682             1,814                  1,940
Transfer agent fee...................................               2,487               553                    620
Legal and audit fees.................................                 425                98                    110
Trustees'/Directors' fees and expenses...............                 188                51                     55
Registration and filing fees.........................                   -               402                  1,703
Other................................................               2,045               149                    121
                                                            -------------     -------------         --------------
       Total Expenses................................              62,888            34,809                 25,187
Expenses reimbursed by investment advisor............                   -           (14,446)                (3,143)
                                                            -------------     -------------         --------------
       Net Expenses..................................              62,888            20,363                 22,044
                                                            -------------     -------------         --------------
NET INVESTMENT INCOME/(LOSS).........................              (3,937)            1,200                 (8,068)
                                                            -------------     -------------         --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
    ON INVESTMENTS:
Net realized gain/(loss) from:
    Security transactions............................             519,266           (16,578)               406,067
    Foreign currency transactions....................                   -            (1,648)                     -
Net change in unrealized appreciation/(depreciation) of:
    Securities.......................................            (154,588)          150,084                310,264
    Foreign currency and net other assets............                   -               157                      -
                                                            -------------     -------------         --------------
Net realized and unrealized gain on investments......             364,678           132,015                716,331
                                                            -------------     -------------         --------------
NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS........................       $     360,741     $     133,215         $      708,263
                                                            =============     =============         ==============

-----------------
(a) Net of foreign withholding taxes of $39 and $848 for the Munder Equity Selection Fund and the Munder Framlington Global Financial Services Fund, respectively.

                      See Notes to Financial Statements

                                      9



The Munder Funds
  Statements of Changes in Net Assets, Period Ended December 31, 1999
    (Unaudited)

                                                            Munder              Munder               Munder
                                                            Equity              Framlington Global   Growth
                                                            Selection           Financial Services   Opportunities
                                                            Fund                Fund                 Fund
                                                            -------------       ------------------   --------------
Net investment income/(loss).........................       $      (3,937)      $       1,200        $       (8,068)
Net realized gain/(loss) on investments sold.........             519,266             (18,226)              406,067
Net change in unrealized appreciation/(depreciation) of
    investments......................................            (154,588)            150,241               310,264
                                                            -------------       -------------        --------------
Net increase in net assets resulting from operations.             360,741             133,215               708,263

Dividends to shareholders from net
    investment income................................                   -             (62,806)                    -
Distributions to shareholders from net realized gains            (652,272)                  -               (70,348)
Net increase/(decrease) in net assets from Fund
    Share transactions...............................          (1,885,226)          1,161,683             1,454,985
                                                            -------------       -------------        --------------
Net increase/(decrease) in net assets................          (2,176,757)          1,232,092             2,092,900

NET ASSETS:
Beginning of Period..................................          13,010,713           2,947,187             3,434,207
                                                            -------------       -------------        --------------

End of Period........................................       $  10,833,956       $   4,179,279        $    5,527,107
                                                            =============       =============        ==============

Distributions in excess of net investment income.....       $      (3,937)      $     (44,427)       $       (8,068)
                                                            =============       =============        ==============

                      See Notes to Financial Statements

                                     10




The Munder Funds
   Statements of Changes in Net Assets, Year Ended June 30, 1999

                                                            Munder              Munder               Munder
                                                            Equity              Framlington Global   Growth
                                                            Selection           Financial Services   Opportunities
                                                            Fund (a)            Fund                 Fund
                                                            ---------           ------------------   -------------
Net investment income/(loss).........................       $     (22,321)      $      28,436        $       (7,323)
Net realized gain/(loss) on investments sold.........             663,243             (25,703)               63,575
Net change in unrealized appreciation of investments.           1,474,419              28,023               357,908
                                                            -------------       -------------        --------------
Net increase in net assets resulting from operations.           2,115,341              30,756               414,160

Dividends to shareholders from net
    investment income................................                   -              (9,324)                 (967)
Distributions to shareholders in excess of net
    investment income................................             (15,703)                  -                     -
Net increase in net assets from Fund share transactions        10,911,075           1,091,433             1,448,196
                                                            -------------       -------------        --------------

Net increase in net assets...........................          13,010,713           1,112,865             1,861,389

NET ASSETS:
Beginning of Period..................................                   -           1,834,322             1,572,818
                                                            -------------       -------------        --------------

End of Period........................................       $  13,010,713       $   2,947,187        $    3,434,207
                                                            =============       =============        ==============

Undistributed net investment income..................       $           -       $      17,179        $            -
                                                            =============       =============        ==============

--------------------
(a) The Munder Equity Selection Fund commenced operations on November 11,
    1998.

                      See Notes to Financial Statements

                                     11



Munder Equity Selection Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                Period
                                                                 Ended            Period
                                                               12/31/99            Ended
                                                              (Unaudited)         6/30/99
                                                              -----------         -------
Net asset value, beginning of period........................   $  12.43          $  10.00
                                                               --------          --------
Income from investment operation
Net investment loss.........................................      (0.00) (d)        (0.02)
Net realized and unrealized gain on investments.............       0.45              2.47
                                                               --------          --------
Total from investment operations............................       0.45              2.45
                                                               --------          --------
Less distributions:
Distributions in excess of net investment income............           -            (0.02)
Distributions from net realized gains.......................      (0.77)                -
                                                               --------          --------
Total distributions.........................................      (0.77)            (0.02)
                                                               --------          --------
Net asset value, end of period..............................   $  12.11          $  12.43
                                                               ========          ========
Total return (b)............................................       4.44%            24.50%
                                                               ========          ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)........................   $ 10,834          $ 13,011
Ratio of operating expenses to average net assets...........       1.15% (c)         1.65% (c)
Ratio of net investment loss to average net assets..........      (0.07)% (c)       (0.33)% (c)
Portfolio turnover rate.....................................         87%              107%
Ratio of operating expenses to average net assets
     without expenses reimbursed............................       1.15% (c)         1.65% (c)

--------------------
(a)  The Munder Equity Selection Fund commenced operations on November 11,
     1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized

(d)  Amount represents less than $0.01 per share.

                      See Notes to Financial Statements

                                     12



Munder Framlington Global Financial Services Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                        Period
                                                                         Ended         Year          Period
                                                                       12/31/99        Ended          Ended
                                                                      (Unaudited)     6/30/99        6/30/98
                                                                      -----------     -------        -------
Net asset value, beginning of period...............................     $   10.02      $  10.19      $  10.00
                                                                        ---------      --------      --------
Income from investment operations:
Net investment income..............................................          0.00 (e)      0.10          0.01
Net realized and unrealized gain/(loss) on investments.............          0.45         (0.23) (d)     0.18
                                                                        ---------      --------      --------
Total from investment operations...................................          0.45         (0.13)         0.19
                                                                        ---------      --------      --------
Less distributions:
Dividends from net investment income...............................         (0.17)        (0.04)            -
                                                                        ---------      --------      --------
Total distributions................................................         (0.17)        (0.04)            -
                                                                        ---------      --------      --------
Net asset value, end of period.....................................     $   10.30      $  10.02      $  10.19
                                                                        =========      ========      ========
Total return (b)...................................................          4.64%        (1.29)%        1.90%
                                                                        =========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)...............................     $   4,179      $  2,947      $  1,834
Ratio of operating expenses to average net assets..................          1.22% (c)     1.18%         1.14% (c)
Ratio of net investment income to average net assets...............          0.07% (c)     1.16%         3.60% (c)
Portfolio turnover rate............................................            28%           75%            0%
Ratio of operating expenses to average net assets
    without expenses reimbursed....................................          2.08% (c)     2.45%         1.14% (c)

--------------------
(a) The Munder Framlington Global Financial Services Fund commenced operations on June 24, 1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized.

(d) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

(e)  Amount represents less than $0.01 per share.

                      See Notes to Financial Statements

                                     13



Munder Growth Opportunities Fund (a)
  Financial Highlights, For a Share Outstanding Throughout Each Period

                                                                 Period
                                                                  Ended        Year          Period
                                                                12/31/99        Ended        Ended
                                                               (Unaudited)     6/30/99        6/30/98
                                                               -----------     -------        -------
Net asset value, beginning of period..........................   $   10.85      $  10.02      $  10.00
                                                                 ---------      --------      --------
Income from investment operations:
Net investment income/(loss) .................................       (0.02)        (0.02)         0.01
Net realized and unrealized gain on investments...............        1.82          0.85          0.01
                                                                 ---------      --------      --------
Total from investment operations..............................        1.80          0.83          0.02
                                                                 ---------      --------      --------
Less distributions:
Dividends from net investment income..........................           -         (0.00) (d)        -
Distributions from net realized gains.........................       (0.22)            -             -
                                                                 ---------      --------      --------
Total distributions...........................................       (0.22)        (0.00) (d)        -
                                                                 ---------      --------      --------
Net asset value, end of period................................   $   12.43      $  10.85      $  10.02
                                                                 =========      ========      ========
Total return (b)..............................................       16.95%         8.44%         0.20%
                                                                 =========      ========      ========
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)..........................   $   5,527      $  3,434      $  1,573
Ratio of operating expenses to average net assets.............        1.18% (c)     1.18%         1.15% (c)
Ratio of net investment income/(loss) to average net assets...       (0.43)% (c)   (0.28)%        3.18% (c)
Portfolio turnover rate.......................................          66%          122%            0%
Ratio of operating expenses to average net assets
     without expenses reimbursed..............................        1.34% (c)     1.66%         1.16% (c)

--------------------
(a)  The Munder Growth Opportunities Fund commenced operations on June 24,
     1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized.

(d)  Amount represents less than $0.01 per share.

                      See Notes to Financial Statements

                                     14



The Munder Funds
  Notes To Financial Statements, December 31, 1999


1.   Organization and Significant Accounting Policies

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI and Framlington consist of 19 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI and the Framlington are presented in separate reports.

              MFI:
              Munder Equity Selection Fund
              Munder Growth Opportunities Fund

              Framlington:
              Munder Framlington Global Financial Services Fund

     The Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. At December 31, 1999, Class A, Class B, Class C and Class K had not yet commenced operations.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by Munder Capital Management (the "Advisor"), and under certain circumstances by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mean price between the current bid and asked prices. Portfolio securities that are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: The Munder Framlington Global Financial Services Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.


                                     15


     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of the Munder Framlington Global Financial Services Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while a Fund seeks to assert its rights. The Advisor, acting under the guidelines approved by the Boards of Trustees and Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Funds will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income, if any, is reflected as other income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based on relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually.
Distributions to shareholders are recorded on the ex-dividend date.

                                     16



     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: Each Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   Investment Advisor, Sub-Advisor and Other Related Party Transactions

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, at an annual rate of 0.75%, based on the average daily net assets of the respective Fund.

     The Advisor voluntarily reimbursed certain expenses, payable by the Funds, for the period ended December 31, 1999, as follows:

                                                          Expenses Reimbursed
                                                          -------------------
     Munder Framlington Global Financial Services Fund..         $14,446
     Munder Growth Opportunities Fund...................           3,143

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Global Financial Services Fund and is responsible for the management of the Fund's portfolio, including all decisions regarding purchases and sales of foreign securities held by the Fund. For its services with regard to the Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.375% of the Fund's daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $900 for its shareholder services to the Funds for the period ended December 31, 1999.

     Each Trustee of Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFI, The Munder Funds Trust, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to such attendance at such meetings. No officer, director or employee of the Advisor, Sub-Advisor or Comerica received any compensation from MFI or Framlington.

3.   Securities Transactions

     For the period ended December 31, 1999, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                          Cost of Purchases        Proceeds from Sales
                                                          -----------------        -------------------
     Munder Equity Selection Fund........................        $9,302,205                $12,057,056
     Munder Framlington Global Financial Services Fund...         2,140,725                    899,993
     Munder Growth Opportunities Fund....................         3,396,164                  2,403,742

                                     17



     At December 31, 1999, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                                 Tax Basis        Tax Basis
                                                                Unrealized       Unrealized
                                                              Appreciation     Depreciation
                                                              ------------     ------------
     Munder Equity Selection Fund........................       $1,637,267         $317,436
     Munder Framlington Global Financial Services Fund...          508,068          294,780
     Munder Growth Opportunities Fund....................          785,977          115,191

4    Common Stock

     Changes in common stock for the Funds were as follows:

                                       Period Ended                     Year Ended
                                          12/31/99                        6/30/99
                                   ----------------------        ------------------------
Munder Equity Selection Fund:       Shares         Amount           Shares         Amount
                                    ------         ------           ------         ------
Sold..........................      40,006    $   479,017        1,242,415    $13,257,609
Issued as reinvestment........      59,623        640,354            1,219         13,641
Redeemed......................    (251,521)    (3,004,597)        (197,080)    (2,360,175)
                                  ---------   -----------        ---------    -----------
Net increase/(decrease).......    (151,892)   $(1,885,226)       1,046,554    $10,911,075
                                  ========    ===========        =========    ===========
                                                             Period Ended                     Year Ended
                                                               12/31/99                         6/30/99
                                                        ---------------------           ----------------------
Munder Framlington Global Financial Services Fund:
                                                        Shares         Amount           Shares         Amount
                                                        ------         ------           ------         ------
Sold........................................            121,938     $1,269,952          141,096     $1,354,330
Issued as reinvestment......................              3,238         30,949              469          3,977
Redeemed....................................            (13,622)      (139,218)         (27,374)      (266,874)
                                                        -------     ----------          -------     ----------
Net increase................................            111,554     $1,161,683          114,191     $1,091,433
                                                        =======     ==========          =======     ==========
                                              Period Ended                      Year Ended
                                                12/31/99                         6/30/99
                                         -----------------------          ----------------------
Munder Growth Opportunities Fund:         Shares         Amount           Shares         Amount
                                          ------         ------           ------         ------
Sold...............................      147,180      $1,660,358          233,089     $2,125,600
Issued as reinvestment.............        7,164          70,348               92            766
Redeemed...........................      (25,907)       (275,721)         (73,725)      (678,170)
                                         -------      ----------          -------     ----------
Net increase.......................      128,437      $1,454,985          159,456     $1,448,196
                                         =======      ==========          =======     ==========

5.   Geographic and Industry Concentration

     The Munder Framlington Global Financial Services Fund intends to invest at least 65% of its total net assets in at least three different countries including the United States. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. government.

     The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

                                     18




                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116





                                          (OUTSIDE BACK COVER)

SANNGFGOPEQS1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.





                                                        (OUTSIDE FRONT COVER)

                                                   MICHIGAN MUNICIPAL SHARES

                                                                 Semi-Annual
                                                                      Report
The Munder Funds
Investments                                                December 31, 1999
for all seasons                          THE MUNDER SHORT TERM TREASURY FUND




Letter to shareholders


DEAR FELLOW SHAREHOLDERS:

                  On the following pages you will find the most recent financial information for the Michigan Municipal Class of shares of the Munder Short Term Treasury Fund. I hope you are pleased with the performance and operations of the Fund.

                  As you know, this Fund was formed approximately one year ago to give Michigan municipalities ways to prudently increase yield on cash balances by seeking higher yields than traditional money market mutual funds with low price fluctuation. While we believe that we have achieved the investment objective of the Fund, as shown in the accompanying financial statements, we have not seen an increase in the Fund's assets that would allow us to continue to offer the Fund on a cost competitive basis. As a result, the Board of Directors of the Fund has decided to take steps to close the Fund. As a result, you will soon receive information regarding the plan to close the Fund.

                  Thank you very much for the confidence you have placed in Munder Capital Management. If you have any questions, please call the Fund at 1-800-4MUNDER, or call your financial advisor.



                  Very truly yours

                  /s/ James C. Robinson
                  James C. Robinson, CEO
                  Munder Capital Management



Table of
  Contents

FUND OVERVIEW
            iii   Munder Short Term Treasury Fund
PORTFOLIO OF INVESTMENTS --
            1     Munder Short Term Treasury Fund
            2     Financial Statements
            5     Financial Highlights
            6     Notes to Financial Statements

----------------------------------------------------------------------------
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by any bank and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. All mutual fund shares involve certain risks, including possible loss of principal.

                                      i




Management's Discussion and
  Analysis of Fund Operations

The Investment Environment

      The dominance of technology in the stock market during 1999 was mirrored in its dominance within the manufacturing sector of the economy as well. Manufacturing output rose by 5.1% during 1999. Without the technology sector (which rose by 38%), that increase would have been a far smaller 1.6%. While manufacturing output increased by over 5% during the year, capacity utilization remained at a fairly low level. This is one factor that has helped to keep the pricing power of firms -- and therefore inflation -- in check.

      Looking at activity within the industrial sector of the economy, the National Association of Purchasing Management's Index ended the year at 55.5. Since any number above 50 indicates an expansion in the industrial sector, this is another indication of continued growth in the economy. While the components of new orders and production declined slightly in December, both showed a reading of 55.5, indicating a healthy level of both current production and new orders in the pipeline.

      Consumer spending remained strong through the fourth quarter of the year, with support from job growth and high levels of consumer sentiment. Relief at the lack of Y2K problems caused consumer sentiment to set new records as the new year unfolded.

      In the midst of strong economic growth, inflation remained subdued. The December Consumer Price Index (CPI) was only 2.68% higher than year-ago levels. The core portion of the CPI -- excluding volatile food and energy prices -- was up by an even lower 1.9% from year-ago levels. There is no question that the rapid technology advances we have seen over the past decade have helped to boost productivity and keep inflation in check. Nonetheless, the continued rapid pace of economic growth is a concern to Alan Greenspan, the chairman of the Federal Reserve. Additional tightening of monetary policy is likely in the months ahead to help force a slowdown in economic growth.

The Bond Market

      During 1999, the Federal Reserve became increasingly concerned about economic strength and the potential for inflationary pressures. The Fed began tightening monetary policy in June 1999, and raised rates at three different intervals during the ensuing six months. At year end, the Federal Funds rate was 0.75% higher than at the beginning of the year and other fixed income rates (treasury, corporate, mortgage) were more than 1% higher. As a result, the bond market experienced its worst year since 1994.

      In 1998, a global flight to liquidity, caused by the Asian financial crisis, made U.S. Treasury bonds the star performers in the U.S. bond market. In contrast, the corporate and mortgage sectors of the bond market led performance in 1999. Corporate bonds have benefited from the strong economy and the resulting increase in corporate profits. The relative returns of mortgage-backed securities were boosted because mortgage refinancings declined and the predictability of mortgage prepayments increased. Therefore, our heavy weightings in corporate and mortgage-backed securities contributed positively to the performance of our bond portfolios in 1999.

      We are maintaining our overweighting in both corporate bonds and mortgage-backed securities. These sectors continue to yield substantially more than Treasury bonds with similar maturities. We therefore believe that investors are well compensated for owning these securities. Within the corporate market we continue to focus on the higher quality end of the spectrum. The Federal Reserve has clearly signaled its intention to raise rates until economic growth slows.

                                     ii



Lower quality corporate bonds tend to underperform in periods of slow economic growth, and investors are not adequately compensated for the additional risk at present.

      Most investors view fixed income securities as relatively stable and the income-producing component of their overall portfolio. We believe that injecting volatility into this portion of a portfolio through interest rate forecasting adds an element of risk most investors are not seeking. Our core fixed income style is therefore based on a "targeted duration" philosophy. We align the interest rate sensitivity of our fixed income portfolios with that of their benchmark index. Performance is then enhanced through sector weightings, credit and issue analysis, and other strategies we believe add value to the fixed income portion of portfolios. We consider the bond market volatility of 1999 as further evidence that it is risky to base fixed income strategy on the direction of interest rates.

      The following paragraphs detail the performance of the Munder Short Term Treasury Fund Michigan Municipal League Shares. The Fund offers its shares to investors in two classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of the Michigan Municipal League shares, net of Fund expenses.

      [Please note: In the following commentary, the Munder Short Term Treasury Fund is compared to two separate indices. It is important to remember that the returns for the Fund are reported after the deduction of all expenses. Since the various indices are not actively managed funds, there are no expenses netted against their returns.]


MUNDER SHORT TERM TREASURY FUND

Fund Managers: Sharon E. Fayolle and Thomas P. O'Rourke

      The Fund exhibited a return of 1.84% for the six months ending December 31, 1999, relative to the 2.06% return for the Merrill Lynch 0-3 Year Treasury Index and an average return of 1.43% for the Lipper universe of short U.S. Treasury mutual funds. The Fund has earned above-average returns for the one-month, three-month, six-month, nine-month, one-year and two-year time periods ending December 31, 1999.

      Interest rates rose and bond prices declined during both the fourth quarter and the year as a whole. The Federal Reserve raised their target interest rate three times in 1999 for a total of 0.75 percentage point. These increases fully offset the 0.75 percentage point reduction in the target rate implemented in late 1998 as a result of the Asian financial crisis. The increase in interest rates in 1999 was in response to strong economic growth and low unemployment rates. As a result of this reversal in Federal Reserve policy, short-term interest rates rose by approximately 0.75 percentage point while the yield on intermediate Treasury notes rose by close to 1.75 percentage points. The current structure of interest rates indicates that investors expect further rate increases during the first quarter of 2000.

      The Fund has a defensive structure. Its goal is to provide higher returns than money market funds while maintaining minimal price volatility. Its structure is more defensive than many of the funds in its benchmark universe, largely because of a shorter average maturity. In the environment of rising interest rates that prevailed during both the quarter and the year, the shorter maturity was a positive factor for the Fund's relative performance.


                                     iii



Munder Short Term Treasury Fund
       Portfolio of Investments, December 31, 1999 (Unaudited)

       Principal
         Amount                                                                                                 Value
------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS-- 91.6%
        U.S. Treasury Notes -- 91.6%
$      2,000,000     6.875% due 03/31/2000                                                               $     2,006,240
       3,000,000     5.875% due 06/30/2000                                                                     3,003,478
       2,500,000     6.000% due 08/15/2000                                                                     2,501,596
       1,500,000     5.625% due 11/30/2000                                                                     1,494,099
       2,000,000     5.625% due 02/28/2001                                                                     1,988,264
       2,000,000     6.250% due 04/30/2001                                                                     2,001,286
       2,500,000     6.500% due 05/31/2001                                                                     2,509,772
       1,800,000     6.625% due 06/30/2001                                                                     1,810,116
       2,000,000     6.500% due 08/31/2001                                                                     2,007,539
       2,000,000     6.125% due 12/31/2001                                                                     1,995,002
       2,500,000     6.250% due 02/28/2002                                                                     2,498,746
       3,000,000     6.250% due 06/30/2002                                                                     2,997,930
                                                                                                         ---------------

TOTAL U.S. TREASURY OBLIGATIONS
        (Cost $27,123,197)                                                                                    26,814,068
                                                                                                         ---------------

REPURCHASE AGREEMENT -- 7.5%
        (Cost $2,201,263)
       2,201,263     Agreement with Lehman Brothers Holdings, Inc.,
                     3.000% dated 12/31/1999, to be repurchased at
                     $2,201,813 on 01/03/2000, collateralized by
                     $2,090,000 U.S. Treasury Bond, 7.125%
                     maturing 02/15/2023 (value $2,244,469)                                                    2,201,263
                                                                                                         ---------------

OTHER INVESTMENTS** (Cost $6,417,445)                                                        21.9%             6,417,445
                                                                                            -----        ---------------
TOTAL INVESTMENTS (Cost $35,741,905*)                                                       121.0%            35,432,776
OTHER ASSETS AND LIABILITIES (Net)                                                          (21.0)            (6,144,953)
                                                                                            -----        ---------------

NET ASSETS                                                                                  100.0%       $    29,287,823
                                                                                            =====        ===============

--------------------

 *   Aggregate cost for Federal tax purposes.

** As of December 31, 1999, the market value of the securities on loan is $6,304,579. Collateral received for securities loaned of $6,417,445 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.


                      See Notes to Financial Statements.

                                      1




Munder Short Term Treasury Fund
       Statement of Assets and Liabilities, December 31, 1999 (Unaudited)

ASSETS:
Investments, at value (Cost $35,741,905)
  See accompanying schedules:
       Securities ...............................   $ 33,231,513
       Repurchase Agreements ....................      2,201,263
                                                    ------------
Total Investments ...............................     35,432,776
Interest receivable .............................        271,062
Unamortized organization costs ..................         18,288
Prepaid expenses and other assets ...............          1,301
                                                    ------------
       Total Assets .............................     35,723,427
                                                    ------------

LIABILITIES:
Payable upon return of securities loaned ........      6,417,445
Investment advisory fee payable .................          6,198
Custodian fees payable ..........................          5,459
Administration fee payable ......................          3,000
Transfer agent fee payable ......................          2,203
Accrued Directors' fees and expenses ............            159
Payable for Fund shares redeemed ................            120
Accrued expenses and other payables .............          1,020
                                                    ------------
       Total Liabilities ........................      6,435,604
                                                    ------------

NET ASSETS ......................................   $ 29,287,823
                                                    ============

NET ASSETS consist of:
Distributions in excess of net investment income    $     (4,145)
Accumulated net realized loss on investments sold        (34,455)
Net unrealized depreciation of investments ......       (309,129)
Par value .......................................         29,759
Paid-in capital in excess of par value ..........     29,605,793
                                                    ------------
       Total Net Assets .........................   $ 29,287,823
                                                    ============

NET ASSETS:
Michigan Municipal Shares .......................   $    102,052
                                                    ============
Class Y Shares ..................................   $ 29,185,771
                                                    ============
SHARES OUTSTANDING:
Michigan Municipal Shares .......................         10,355
                                                    ============
Class Y Shares ..................................      2,965,541
                                                    ============
MICHIGAN MUNICIPAL SHARES:
Net asset value, offering price
    and redemption price
    per share ...................................   $       9.86
                                                    ============
CLASS Y SHARES:
Net asset value, offering price
    and redemption price
    per share ...................................   $       9.84
                                                    ============

                      See Notes to Financial Statements.

                                      2



Munder Short Term Treasury Fund
       Statement of Operations, Period Ended December 31, 1999 (Unaudited)

INVESTMENT INCOME:
Interest ..........................................   $ 734,461
Other .............................................       4,304
                                                      ---------
       Total investment income ....................     738,765
                                                      ---------
EXPENSES:
Investment advisory fee ...........................      35,747
Administration fee ................................      14,920
Custodian fees ....................................       8,193
Transfer agent fee ................................       6,029
Amortization of organization costs ................       3,916
Registration and filing fees ......................       1,600
Legal and audit fees ..............................       1,304
Directors' fees and expenses ......................         611
Other .............................................       4,044
                                                      ---------
       Total Expenses .............................      76,364
                                                      ---------
NET INVESTMENT INCOME .............................     662,401
                                                      ---------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions ......     (34,322)
Net change in unrealized depreciation of securities    (121,359)
                                                      ---------
Net realized and unrealized loss on investments ...    (155,681)
                                                      ---------

NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .....................   $ 506,720
                                                      =========


                      See Notes to Financial Statements.

                                      3




Munder Short Term Treasury Fund
       Statements of Changes in Net Assets

                                                         Period Ended
                                                           12/31/99        Year Ended
                                                          (Unaudited)       6/30/99
                                                         ------------    ------------
Net investment income ................................   $    662,401    $  1,903,438
Net realized gain/(loss) on investments sold .........        (34,322)        248,506
Net change in unrealized depreciation of investments .       (121,359)       (273,552)
                                                         ------------    ------------
Net increase in net assets resulting from operations .        506,720       1,878,392
Dividends to shareholders from net investment income:
    Michigan Municipal Shares ........................         (2,345)        (21,125)
    Class Y Shares ...................................       (695,852)     (1,912,323)
Distributions to shareholders from net realized gains:
    Michigan Municipal Shares ........................           (313)         (4,236)
    Class Y Shares ...................................        (83,301)       (312,735)
Net increase/(decrease) in net assets from
  Fund share transactions:
    Michigan Municipal Shares ........................          2,658        (547,390)
    Class Y Shares ...................................     (1,884,955)     (6,749,184)
                                                         ------------    ------------
Net decrease in net assets ...........................     (2,157,388)     (7,668,601)
NET ASSETS:
Beginning of period ..................................     31,445,211      39,113,812
                                                         ------------    ------------

End of period ........................................   $ 29,287,823    $ 31,445,211
                                                         ============    ============

Undistributed/(distributions in excess of)
  net investment income ..............................   $     (4,145)   $     31,651
                                                         ============    ============

                      See Notes to Financial Statements.

                                      4



Munder Short Term Treasury Fund (a)
       Financial Highlights, For a Share Outstanding Throughout Each Period


                                                                             Michigan Municipal Shares
                                                               -----------------------------------------------------
                                                               Period
                                                               Ended         Year           Year          Period
                                                               12/31/99      Ended          Ended         Ended
                                                               (Unaudited)   6/30/99(d)     6/30/98(d)    6/30/97(d)
                                                               -----------   ----------     ----------    ----------

Net asset value, beginning of period......................      $   9.94      $  10.04      $  10.01      $   9.96
                                                                --------      --------      --------      --------
Income from investment operations:
Net investment income.....................................          0.23          0.47          0.50          0.12
Net realized and unrealized gain/(loss) on investments....         (0.05)        (0.03)         0.03          0.06
                                                                ---------     ---------     --------      --------
Total from investment operations..........................          0.18          0.44          0.53          0.18
                                                                --------      --------      --------      --------
Less distributions:
Distributions from net investment income..................         (0.23)        (0.46)        (0.50)        (0.13)
Distributions from net realized gains.....................         (0.03)        (0.08)            -             -
                                                                ---------     ---------     --------      --------
Total distributions.......................................         (0.26)        (0.54)        (0.50)        (0.13)
                                                                ---------     ---------     --------      --------
Net asset value, end of period............................      $   9.86      $   9.94      $  10.04      $  10.01
                                                                ========      ========      ========      ========
Total return (b)..........................................          1.84%         4.47%         5.47%         1.78%
                                                                ========      ========      ========      ========

Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)......................      $    102      $    100      $    648      $  1,426
Ratio of operating expenses to average net assets.........          0.53%(c)      0.63%         0.77%         0.77%(c)
Ratio of net investment income to average net assets......          4.63%(c)      4.66%         4.99%         5.01%(c)
Portfolio turnover rate...................................            28%           89%          104%           40%
Ratio of operating expenses to average net assets
   without expenses reimbursed............................          0.53%(c)      0.63%         0.89%         0.80%(c)

-------------------------------
(a) The Munder Short Term Treasury Fund Michigan Municipal Shares commenced operations on April 2, 1997. The Class K Shares of the Short Term Treasury Fund were renamed the Michigan Municipal Shares on June 15, 1998.

(b)  Total return represents aggregate total return for the period indicated.

(c)  Annualized.

(d)  Per share numbers have been calculated using the average shares method.

                      See Notes to Financial Statements.

                                      5




Munder Short Term Treasury Fund
       Notes To Financial Statements, December 31, 1999


1.   Organization and Significant Accounting Policies

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended, the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. MFI consists of 15 portfolios currently in operation. Information presented in this financial statement pertains to the Munder Short Term Treasury Fund (the "Fund"), which commenced operations on January 29, 1997. The financial statements for the other remaining funds of MFI are presented in separate reports.

      The Munder Short Term Treasury Fund offers two classes of shares -- Michigan Municipal Shares and Class Y Shares. The Financial Highlights of Class Y Shares of the Fund is presented in a separate report.

      The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

      Security Valuation: Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Directors determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

      Repurchase Agreements: The Fund may engage in repurchase agreement transaction. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. Munder Capital Management (the "Advisor"), acting under the guidance approved by the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected as other income on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of the Fund are prorated among the share classes based on the relative average net assets of each class.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly. Capital gains distributions, if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.


                                      6



     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

     Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   Investment Advisor and Other Related Party Transactions

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 0.25% of the value of the Fund's average daily net assets.

     Comerica Inc. ("Comerica") through its wholly owned subsidiary Comerica Bank, owns approximately 88% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $1,430 for its shareholder services to the Fund for the period ended December 31, 1999.

     Each Director of MFI is paid an aggregate fee for services provided as a Board member of MFI, The Munder Funds Trust, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consisting of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. No officer, director or employee of the Advisor or Comerica received any compensation from the Company.

3.   Securities Transactions

     Cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments were $7,556,992 and $11,035,625 respectively, for the period ended December 31, 1999.

     At December 31, 1999, aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $309,129.

4.   Common Stock

     At December 31, 1999, 10 million shares of $0.01 par value common stock were authorized for the Michigan Municipal Shares of the Fund. Changes in common stock were as follows:

                              Period Ended              Year Ended
                                12/31/99                  6/30/99
                           --------------------   ----------------------
Michigan Municipal Shares:  Shares      Amount      Shares       Amount
                            ------      ------      ------       ------

Sold ..................          --          --      10,012    $ 100,019
Issued as reinvestment          269   $   2,658          75          745
Redeemed ..............          --          --     (64,507)    (648,154)
                          ---------   ---------   ---------    ---------
Net increase/(decrease)         269   $   2,658     (54,420)   $(547,390)
                          =========   =========   =========    =========

5.   Organizational Costs

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Fund, including the fees and expenses of registering and qualifying its shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

                                      7




6.   Subsequent Event

     On February 14, 2000, the Board of Directors for the Munder Funds, Inc. voted to close and liquidate the Fund effective April 17, 2000.

                                      8






                                                          (INSIDE BACK COVER)


                                                             The Munder Funds

BOARD OF DIRECTORS
               Charles W. Elliott, Chairman
               John Rakolta, Jr., Vice Chairman
               Thomas B. Bender
               David J. Brophy
               Joseph E. Champagne
               Thomas D. Eckert
               Lee Munder

OFFICERS
               Lee Munder, President
               Leonard J. Barr II, Vice President
               Elyse G. Essick, Vice President
               Terry H. Gardner, Vice President, CFO and Treasurer Michael T. Monahan, Vice President
               Ann F. Putallaz, Vice President
               James C. Robinson, Vice President
               Mary Ann Schumaker, Assiatant Secretary
               Libby E. Wilson, Secretary and Assistant Treasurer

INVESTMENT ADVISOR
               Munder Capital Management
               Munder Capital Center
               480 Pierce Street
               Birmingham, MI 48009

TRANSFER AGENT
               PFPC Global Fund Services
               211 South Gulph Road
               King of Prussia, PA 19406-3101

ADMINISTRATOR & CUSTODIAN
               State Street Bank & Trust Company
               225 Franklin Street
               Boston, MA 02110

DISTRIBUTOR
               Funds Distributor, Inc.
               60 State Street
               Boston, MA  02109

LEGAL COUNSEL
               Dechert Price & Rhoads
               1775 Eye Street, N.W.
               Washington, D.C. 20006

INDEPENDENT AUDITORS
               Ernst & Young, LLP
               200 Clarendon Street
               Boston, MA  02116








                                          (OUTSIDE BACK COVER)


SANNSHORT1299

Investment Advisor: Munder Capital Management
Distributed by: Funds Distributor, Inc.